The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been declared effective by the Securities and Exchange Commission. This prospectus supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

Filed Pursuant to Rule 497
Registration Statement No. 333-141848
Subject to Completion March 6, 2008
PROSPECTUS SUPPLEMENT
(To Prospectus dated August 23, 2007)
 4,000,000 Shares
Common Stock

         We are offering 4,000,000 shares of our common stock, par value $0.0001 per share. We will receive all of the net proceeds from the sale of our common stock.
      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The last reported sale price for our common stock on March 5, 2008, was $22.02 per share.
      Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1919 Pennsylvania Avenue, NW, Washington, DC, 20006, or by telephone at (202) 721-6100 or on our website at www.alliedcapital.com. The information on this website is not incorporated by reference into this prospectus supplement and the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.
      Before buying any of these shares of our common stock, you should review the information, including the risk of leverage, set forth under “Risk Factors” on page S-24 of this prospectus supplement.
      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public offering price	$	$
Underwriting discount	$	$
Proceeds, before expenses, to us(1)	$	$

(1)	Expenses payable by us are estimated to be approximately $320,000.
      The underwriter proposes to offer the shares of common stock to the public at the public offering price set forth above. If all of the shares are not sold at the initial offering price, the underwriter may change the public offering price and the other selling terms.
      The underwriters may also purchase from us up to an additional 600,000 shares of our common stock at the public offering price less the underwriting discount, to cover overallotments, if any, within 30 days of the date of this prospectus supplement.
      The underwriters are offering the shares of our common stock as described in “Underwriting.” Delivery of the shares will be made on or about March      , 2008.

Merrill Lynch & Co.

The date of this prospectus supplement is March      , 2008

     You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates. Our business, financial condition and results of operations may have changed since those dates. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information that is different from or additional to the information in that prospectus.

Prospectus Supplement

ABOUT THIS PROSPECTUS
     In this prospectus supplement and the accompanying prospectus, unless otherwise indicated, “Allied Capital,” “Company,” “we,” “us” or “our” refers to Allied Capital Corporation and its subsidiaries.
     Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” in this prospectus supplement and the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

(i)

FEES AND EXPENSES
      This table describes the various costs and expenses that an investor in our shares of common stock will bear directly or indirectly.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	%
Dividend reinvestment plan fees(2)	None
Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(3)
Operating expenses(4)	6.31%
Interest payments on borrowed funds(5)	4.77%
Acquired fund fees and expenses(6)	—%

Total annual expenses(7)(8)	11.08%

Example
      The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$	$	$	$
      Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be higher than, at, or below net asset value.
The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

(1)	Represents the underwriting discounts or commissions with respect to the shares sold by us in this offering.

(2)	The expenses of our dividend reinvestment plan are included in “Operating expenses.” We do not have a stock purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases or sales, if any. See “Dividend Reinvestment Plan” in the accompanying prospectus.

(3)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total consolidated assets less total consolidated liabilities), which at December 31, 2007, was $2.8 billion.

(4)	“Operating expenses” represent our operating expenses for the year ended December 31, 2007, excluding interest on indebtedness. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement.

(5)	“Interest payments on borrowed funds” represents our interest expense for the year ended December 31, 2007. We had outstanding borrowings of $2.3 billion at December 31, 2007. See “Risk Factors” in the accompanying prospectus supplement.

(6)	See our Consolidated Statement of Investments as of December 31, 2007, on pages S-104 through S-114 for our investments in funds.

(7)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “Total annual expenses” would be 5.9% of consolidated total assets.

(8)	The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

USE OF PROCEEDS
      We estimate that our net proceeds from the sale of the 4,000,000 shares of common stock we are offering will be approximately $           million and approximately $           million, if the underwriters’ over-allotment option is exercised in full, and after deducting the underwriting discount and estimated offering expenses payable by us. We may change the size of this offering based on demand and market conditions.
      We expect to use the net proceeds from this offering to reduce borrowings under our revolving line of credit, if any, to invest in debt or equity securities in primarily privately negotiated transactions, and for other general corporate purposes. Amounts repaid under our revolving line of credit will remain available for future borrowings. At March 5, 2008, the interest rate on our revolving line of credit was approximately 4.2% and there was approximately $280.0 million outstanding. This revolving line of credit expires on September 30, 2008.

UNDERWRITING
      We intend to offer the shares through Merrill Lynch, Pierce, Fenner & Smith Incorporated. Subject to the terms and conditions described in an underwriting agreement among us and the underwriter, we have agreed to sell to the underwriter, and the underwriter has agreed to purchase from us, 4,000,000 shares of our common stock.
      The underwriter has agreed that it must purchase all of the shares sold under the underwriting agreement if it purchases any of them. However, the underwriter is not required to take or pay for the shares covered by the underwriter’s overallotment option described below. We have agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act and to contribute to payments the underwriter may be required to make in respect of those liabilities.
      The underwriter is offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriter of officer’s certificates and legal opinions. The underwriter reserves the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.
      The underwriter proposes to offer the shares of common stock to the public at the public offering price set forth on the cover of this prospectus supplement. If all of the shares are not sold at the initial offering price, the underwriter may change the public offering price and the other selling terms.
Commissions and Discounts
      The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriter assuming both no exercise and full exercise of the underwriter’s overallotment option to purchase up to an additional 600,000 shares.

	Per Share	Without Option	With Option

Underwriting Discount	$	$	$
      We estimate that the total expenses of this offering, which will be paid by us, excluding the underwriting discount, will be approximately $320,000.
Overallotment Option
      We have granted an option to the underwriter to purchase up to 600,000 additional shares at the public offering price less the underwriting discount. The underwriter may exercise this option for 30 days from the date of this prospectus solely to cover any overallotments. If the underwriter exercises this option, it will be obligated, subject to conditions contained in the purchase agreement, to purchase the additional shares.
No Sales of Similar Securities
      We and certain of our executive officers have agreed not to offer, sell, contract to sell or otherwise dispose of, or to engage in certain hedging and derivative transactions with respect to, our common stock for a period of 30 days after the date of this prospectus supplement, without first obtaining the written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, except in limited circumstances, including our additional issuance of equity securities through privately negotiated transactions that may or may not involve an underwriter, whether or not registered with the SEC, aggregating not more than $150 million. This consent may be given at any time without public notice.
Price Stabilization and Short Positions
      Until the distribution of the shares is completed, SEC rules may limit the underwriter from bidding for and purchasing our common stock. However, the underwriter may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.
      If the underwriter creates a short position in the common stock in connection with the offering, i.e., if it sells more shares than are listed on the cover of this prospectus supplement, the underwriter may reduce that short position by purchasing shares in the open market. The underwriter may also elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the common stock to stabilize its price or to reduce a short position may cause the price of the common stock to be higher than it might be in the absence of such purchases.
      Neither we nor the underwriter makes any representation or prediction as to the magnitude of any effect that the transactions described above may have on the price of the common stock. In addition, neither we nor the underwriter makes any representation that the underwriter will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.
Electronic Delivery
      The underwriter may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriter, and the underwriter may distribute such prospectuses electronically. The underwriter intends to allocate a limited number of shares for sale to its online brokerage customers.
Other Relationships
      In the ordinary course of business, the underwriter or its affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, us and our affiliates, for which they have received or may receive customary fees and expenses. Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated are members of the lending syndicate for our unsecured revolving line of credit and may receive proceeds of this offering by reason of the repayment of amounts outstanding thereunder. Because more than 10% of the net proceeds of the offering may be received by members of the NASD participating in the offering or their affiliates, the offering is being conducted in accordance with NASD Conduct Rule 2710(h).
      The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, 250 Vesey Street, New York, NY 10080.
LEGAL MATTERS
      Certain legal matters with respect to the validity of the shares of common stock we are offering will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters related to the offering will be passed upon for the underwriter by Fried, Frank, Harris, Shriver & Jacobson LLP, Washington D.C.

BUSINESS
General
      We are a business development company, or BDC, in the private equity business and we are internally managed. Specifically, we provide long-term debt and equity capital to primarily private middle market companies in a variety of industries. We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets. We believe that we are well positioned to be a source of capital for such companies. We provide our investors the opportunity to participate in the U.S. private equity industry through an investment in our publicly traded stock.
      We have participated in the private equity business since we were founded in 1958. Since then through December 31, 2007, we have invested more than $13 billion in thousands of companies nationwide. We primarily invest in the American entrepreneurial economy, helping to build middle market businesses and support American jobs. We generally invest in established companies with adequate cash flow for debt service and that are well positioned for growth. We are not venture capitalists, and we generally do not provide seed, or early stage, capital. At December 31, 2007, our private finance portfolio included investments in 120 companies that generate aggregate annual revenues of over $13 billion and employ more than 95,000 people.
      Our investment objective is to achieve current income and capital gains. In order to achieve this objective, we primarily invest in debt and equity securities of private companies in a variety of industries. However, from time to time, we may invest in companies that are public but lack access to additional public capital.
      We have also participated in commercial real estate finance over our history. Over the past few years, we have not actively participated in commercial real estate finance as we believed that the market for commercial real estate had become too aggressive and that investment opportunities were not priced appropriately. As a result, our commercial real estate finance portfolio totaled $121.2 million at value, or 2.3% of our total assets, at December 31, 2007, and contained primarily commercial mortgage loans. As the capital markets evolve and should commercial real estate investment opportunities improve, we may become more active investors in commercial real estate finance for our own portfolio or through a future managed fund. See “Managed Funds” below.
      In addition to managing our own assets, we manage certain funds that also invest in the debt and equity securities of primarily private middle market companies in a variety of industries. We may invest in the equity of these funds, along with other third parties, from which we may earn a current return and/or a future incentive allocation. We may also manage the assets held by these funds, for which we may earn management or other fees for our services. See “Managed Funds” below.
      We are internally managed, led by an experienced management team with our senior officers and managing directors possessing, on average, 22 years of experience. At December 31, 2007, we had 177 employees, who are focused on transaction sourcing, origination and execution, portfolio monitoring, accounting, valuation and other operational and administrative activities. We are headquartered in Washington, DC, with offices in New York, NY, Chicago, IL, and Los Angeles, CA and have centralized investment approval and portfolio management processes.
Private Equity Investing
      As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, developing, valuing, and ultimately exiting our investments. We generally target companies in less cyclical industries with, among other things, high returns on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and the ability to generate free cash flow. Each investment is subject to an extensive due diligence process. It is not uncommon for a single investment to take from two months to a full year to complete, depending on the complexity of the transaction.
      Our investment activity is primarily focused on making long-term investments in the debt and equity of primarily private middle market companies. These investments are generally long-term in nature and privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as a result, we cannot readily trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be three to ten years in the future.
      We believe illiquid investments generally provide better investment returns on average over time than do more liquid investments, such as public equities and public debt instruments, because generally increased returns are associated with the liquidity risk in holding such investments. Investors in illiquid investments cannot manage risk through investment trading techniques. In order to manage our risk, we focus on careful investment selection, thorough due diligence, portfolio monitoring and portfolio diversification. Our investment management processes have been designed to incorporate these disciplines.
      We have focused on investments in the debt and equity of primarily private middle market companies because they can be structured to provide recurring cash flow to us as the investor. In addition to earning interest income, we may earn income from management, consulting, diligence, structuring or other fees. We may also enhance our total return with capital gains realized from investments in equity instruments or from equity features, such as nominal cost warrants. For the years 1998 through 2007, we have realized $1.4 billion in cumulative net realized gains from our investment portfolio. Net realized gains for this period as a percentage of total assets are shown in the chart below.
      One measure of the performance of a private equity investor is the internal rate of return generated by the investor’s portfolio. Since our merger on December 31, 1997, through December 31, 2007, our combined aggregate cash flow internal rate of return, or IRR, has been approximately 21% for private finance and real estate-related CMBS/CDO investments exited during this period. The IRR is calculated using the aggregate portfolio cash flow for all investments exited over this period. For investments exited during this period, we invested capital totaling $4.6 billion. The weighted average holding period of these investments was 38 months. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of our debt investment or sale of an equity investment, or through the determination that no further consideration was collectible and, thus, a loss may have been realized. The aggregate cash flow IRR for private finance investments was approximately 21% and for CMBS/CDO investments was approximately 24% for the same period. The weighted average holding period of the private finance and CMBS/CDO investments was 49 months and 22 months, respectively, for the same period. These IRR results represent historical results. Historical results are not necessarily indicative of future results.
      We believe our business model is well suited for long-term investing in illiquid assets. Our balance sheet is capitalized with significant equity capital and we use only a modest level of debt capital, which allows us the ability to be patient and to manage through difficult market conditions with less risk of liquidity issues. Under the Investment Company Act of 1940 (the 1940 Act), we are restricted to a debt to equity ratio of approximately one-to-one. Thus, our capital structure, which includes a modest level of long-term leverage, is well suited for long-term illiquid investments.
      In general, we compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, hedge funds, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. However, we primarily compete with other providers of long-term debt and equity capital to middle market companies, including private equity funds and other business development companies.
      Private Finance Portfolio. Our private finance portfolio is primarily composed of debt and equity investments. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital. These investments are also generally illiquid.
      Our capital is generally used to fund:

• Buyouts	• Recapitalizations
• Acquisitions	• Note purchases
• Growth	• Other types of financings
      When assessing a prospective private finance investment, we generally look for companies in less cyclical industries in the middle market (i.e., generally $50 million to $500 million in revenues) with certain target characteristics, which may or may not be present in the companies in which we invest. Our target investments generally are in companies with the following characteristics:

•	Management team with meaningful equity ownership

•	Dominant or defensible market position

•	High return on invested capital

•	Stable operating margins

•	Ability to generate free cash flow

•	Well-constructed balance sheet

      We generally target investments in companies in the following industries:

• Business Services	• Financial Services
• Consumer Products	• Consumer Services
• Industrial Products	• Retail
      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. Our strategy is to manage risk in these investments through the structure and terms of our debt and equity investments. It is our preference to structure our investments with a focus on current recurring interest and other income, which may include management, consulting or other fees. We generally target debt investments of $10 million to $150 million and buyout investments of up to $300 million of invested capital.
      Debt investments may include senior loans, unitranche debt (generally in a first lien position), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as mezzanine debt. We may make equity investments for a minority equity stake in portfolio companies or may receive equity features, such as nominal cost warrants, in conjunction with our debt investments.
      Senior loans may carry a fixed rate of interest or a floating rate of interest, usually set as a spread over LIBOR, and may require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to us monthly or quarterly. Unitranche debt generally carries a fixed rate of interest. Unitranche debt generally requires payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest is generally paid to us quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest on subordinated debt is generally paid to us quarterly.
      We may underwrite or arrange senior loans related to our portfolio investments or for other companies that are not in our portfolio. When we underwrite or arrange senior loans, we may earn a fee for such activities. Senior loans underwritten or arranged by us may or may not be funded by us at closing. When these senior loans are closed, we may fund all or a portion of the underwritten commitment pending sale of the loan to other investors, which may include loan sales to Callidus Capital Corporation (Callidus), a portfolio company controlled by us, or funds managed by Callidus or by us, including the Allied Capital Senior Debt Fund, L.P. After completion of the loan sales, we may or may not retain a position in these senior loans. We generally earn a fee on the senior loans we underwrite or arrange whether or not we fund the underwritten commitment. In addition, we may fund most or all of the debt and equity capital upon the closing of certain buyout transactions, which may include investments in lower-yielding senior debt. Subsequent to the closing, the portfolio company may refinance all or a portion of the lower-yielding senior debt, which would reduce our investment. Principal collections include repayments of senior debt funded by us that was subsequently sold by us or refinanced or repaid by the portfolio companies.
      We may also invest in the bonds or preferred shares/income notes of collateralized loan obligations (CLOs) or collateralized debt obligations (CDOs), where the underlying collateral pool consists of senior loans. Certain of the CLOs and CDOs in which we invest may be managed by Callidus Capital Management, a subsidiary of Callidus.
      In a buyout transaction, we generally invest in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest. If we invest in non-voting equity in a buyout investment, we generally have an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. We generally structure our buyout investments such that we seek to earn a blended current return on our total capital invested of approximately 10% through a combination of interest income on our loans and debt securities, dividends on our preferred and common equity, and management, consulting, or transaction services fees to compensate us for the managerial assistance that we may provide to the portfolio company. As a result of our significant equity investment in a buyout investment there is potential to realize larger capital gains through buyout investing as compared to debt or mezzanine investing.
      The structure of each debt and equity security is specifically negotiated to enable us to protect our investment, with a focus on preservation of capital, and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our senior loans and unitranche debt are generally in a first lien position, however in a liquidation scenario, the collateral, if any, may not be sufficient to support our outstanding investment. Our junior or mezzanine loans are generally unsecured. Our investments may be subject to certain restrictions on resale and generally have no established trading market.
      At December 31, 2007, 73.3% of the private finance portfolio at value consisted of loans and debt securities and 26.7% consisted of equity securities. At December 31, 2007, 86% of our private finance loans and debt securities carried a fixed rate of interest and 14% carried a floating rate of interest. The mix of fixed and variable rate loans and debt securities in the portfolio may vary depending on the level of floating rate senior loans or unitranche debt in the portfolio at a given time. The weighted average yield on our private finance loans and debt securities was 12.1% at December 31, 2007.
      At December 31, 2007, 27.4% of the private finance investments at value were in companies more than 25% owned, 8.4% were in companies 5% to 25% owned, and 64.2% were in companies less than 5% owned.

      Our ten largest investments at value at December 31, 2007, were as follows:

		At December 31, 2007
($ in millions)
			Unrealized
Portfolio			Appreciation		Percentage of
Company	Company Information	Cost	(Depreciation)	Value	Total Assets

Norwesco, Inc.	Designs, manufactures and markets a broad assortment of polyethylene tanks primarily to the agricultural and septic tank markets.	$121.0	$79.5	$200.5	3.8%

EarthColor, Inc.	Commercial printer focused on providing a one-stop printing solution of electronic pre-press, printing and finishing primarily for promotional products such as direct mail pieces, brochures, product information and free standing inserts.	$200.0	$(10.9)	$189.1	3.6%

Advantage Sales & Marketing, Inc.	Sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry.	$154.8	$11.0	$165.8	3.2%

BenefitMall, Inc.	Insurance general agency providing brokers with products, tools, and services that make selling employee benefits to small businesses more efficient.	$127.4	$36.9	$164.3	3.2%

WMA Equity Corporation and Affiliates d/b/a/ Wear Me Apparel	Designer and marketer of licensed and private children’s apparel.	$183.1	$(32.1)	$151.0	2.9%

Driven Brands, Inc.	Business format franchisor in the car care sector of the automotive aftermarket industry and in the general car care services with approximately 1,100 locations worldwide operating primarily under the Meineke Car Care Centers ® and Econo Lube N’ Tune® brands.	$149.2	$(13.5)	$135.7	2.6%

Financial Pacific Company	Specialized commercial finance company that leases business-essential equipment to small businesses nationwide.	$97.9	$32.8	$130.7	2.5%

Huddle House, Inc.	Franchisor of value-priced, full service family dining restaurants primarily in the Southeast.	$101.2	$2.6	$103.8	2.0%

The Step2 Company, LLC	Manufacturer of branded plastic children’s and home products manufactured through a rotational molding process.	$98.2	$0.5	$98.7	1.9%

Woodstream Corporation	Manufactures and markets poison free pest control and pet and wildlife caring control products.	$97.1	—	$97.1	1.9%

      We monitor the portfolio to maintain diversity within the industries in which we invest. We may or may not concentrate in any industry or group of industries in the future. The industry composition of the private finance portfolio at value at December 31, 2007 and 2006, was as follows:

	2007	2006

Industry
Business services	37%	39%
Consumer products	25	20
Industrial products	10	9
Financial services	7	9
CLO/CDO(1)	6	3
Retail	4	6
Consumer services	4	6
Healthcare services	3	3
Other	4	5

Total	100%	100%

(1)	These funds primarily invest in senior corporate loans. Certain of these funds are managed by Callidus, a portfolio company of Allied Capital.
     Commercial Real Estate Finance Portfolio. Since 1998, our commercial real estate investments were generally in the non-investment grade tranches of commercial mortgage-backed securities, also known as CMBS, and in the bonds and preferred shares of collateralized debt obligations, also known as CDOs. On May 3, 2005, we completed the sale of our portfolio of CMBS and CDO investments to affiliates of Caisse de dépôt et placement du Québec (the Caisse). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Simultaneous with the sale of our CMBS and CDO portfolio, we entered into a platform assets purchase agreement, under which we have agreed not to primarily invest in non-investment grade CMBS and real estate related CDOs and refrain from certain other real estate related investing or servicing activities for a period of three years or through May 2008 subject to certain limitations and excluding our existing portfolio and related activities.
      At December 31, 2007, our commercial real estate finance portfolio consisted of commercial mortgage loans, real estate owned and equity interests, which totaled $121.2 million at value, or 2.3% of our total assets.
Managed Funds
      We manage funds that invest in the debt and equity of primarily private middle market companies in a variety of industries. As of December 31, 2007, the funds that we manage had total assets of approximately $400 million. During 2007, we launched the Allied Capital Senior Debt Fund, L.P. and the Unitranche Fund LLC, and in early 2008, we formed the AGILE Fund I, LLC, all discussed below (together, the Managed Funds). Our responsibilities to the Managed Funds may include deal origination, underwriting, and portfolio monitoring and development services consistent with the activities that we perform for our portfolio as outlined below. Each of the Managed Funds may separately invest in the debt or equity of a portfolio company. Our portfolio may include debt or equity investments issued by the same portfolio company as investments held by one or more Managed Funds, and these investments may be senior, pari passu or junior to the debt and equity investments held by us. We may or may not participate in investments made by investment funds managed by us or one of our affiliates. We expect to continue to grow our managed capital base and have identified other private equity-related funds that we intend to develop. By growing our privately managed capital base, we are seeking to diversify our sources of capital, leverage our core investment expertise and increase fees and other income from asset management activities.

      Allied Capital Senior Debt Fund, L.P. The Allied Capital Senior Debt Fund, L.P. (ACSDF) is a private fund that generally invests in senior, unitranche and second lien debt. ACSDF has closed on $125 million in equity capital commitments and had total assets of approximately $400 million at December 31, 2007. A.C. Corporation (AC Corp), our wholly-owned subsidiary, is the investment manager and Callidus acts as special manager to ACSDF. One of our affiliates is the general partner of ACSDF, and AC Corp serves as collateral manager to a warehouse financing vehicle associated with ACSDF. AC Corp will earn a management fee of up to 2% per annum of the net asset value of ACSDF and will pay Callidus 25% of that management fee to compensate Callidus for its role as special manager.
      We are a special limited partner in ACSDF, which is a portfolio investment, and have committed and funded $31.8 million to ACSDF. At December 31, 2007, our investment in ACSDF totaled $31.8 million at cost and $32.8 million at value. As a special limited partner, we expect to earn an incentive allocation of 20% of the annual net income of ACSDF, subject to certain performance benchmarks.
      From time to time, we may offer to sell loans to ACSDF or the warehouse financing vehicle. ACSDF or the warehouse financing vehicle may purchase loans from us. They also purchase loans from other third parties.
      Unitranche Fund LLC. In December 2007, we formed the Unitranche Fund LLC (Unitranche Fund), which we co-manage with an affiliate of General Electric Capital Corporation (GE). The Unitranche Fund is a private fund that generally focuses on making first lien unitranche loans to middle market companies with Earning Before Interest, Taxes, Depreciation, and Amortization (EBITDA) of at least $15 million. The Unitranche Fund may invest up to $270 million for a single borrower. For financing needs greater than $270 million, we and GE may jointly underwrite additional financing for a total unitranche financing of up to $500 million. Allied Capital, GE and the Unitranche Fund may co-invest in a single borrower, with the Unitranche Fund holding at least a majority of the issuance. We may hold the portion of a unitranche loan underwritten by us. GE has committed $3.075 billion to the Unitranche Fund consisting of $3.0 billion of senior notes and $0.075 billion of subordinated certificates and we have committed $525.0 million of subordinated certificates. The Unitranche Fund will be capitalized as transactions are completed. At December 31, 2007, our investment in the Unitranche Fund totaled $0.7 million at cost and at value.
      The Unitranche Fund is governed by an investment committee with equal representation from Allied Capital and GE and both Allied Capital and GE and its affiliates provide origination, underwriting and portfolio management services to the Unitranche Fund. We will earn a management and sourcing fee totaling 0.375% per annum of managed assets.
      AGILE Fund I, LLC. In January 2008, we entered into an investment agreement with the Goldman Sachs Private Equity Group, part of Goldman Sachs Asset Management (Goldman Sachs). As part of the investment agreement, we agreed to sell a pro-rata strip of private equity and debt investments to AGILE Fund I, LLC (AGILE), a private fund in which a fund managed by Goldman Sachs owns substantially all of the interests, for a total transaction value of $169 million. The majority of the investment sale closed simultaneously with the execution of the investment agreement. The sales of the remaining assets are expected to close by the end of the first quarter of 2008, subject to certain terms and conditions.
      The sale to AGILE included 13.7% of our equity investments in 23 of our buyout portfolio companies and 36 of our minority equity portfolio companies for a total purchase price of $109 million. In addition, we sold approximately $60 million in debt investments, which represented 7.3% of our unitranche, second lien and subordinated debt investments in the buyout investments included in the equity sale. AGILE generally has the right to co-invest in its proportional share of any future follow-on investment opportunities presented by the companies in its portfolio.

      We are the managing member of AGILE, and will be entitled to an incentive allocation subject to certain performance benchmarks. We own the remaining interests in AGILE not held by Goldman Sachs.
      In addition, pursuant to the investment agreement Goldman Sachs has committed to invest at least $125 million in future investment vehicles managed by us and will have future opportunities to invest in our affiliates, or vehicles managed by them, and to co-invest alongside us in the future, subject to various terms and conditions. As part of this transaction, we have also agreed to sell 11 venture capital and private equity limited partnership investments for approximately $28 million to a fund managed by Goldman Sachs, which will assume the $6.5 million of unfunded commitments related to these limited partnership investments. The sales of these limited partnership investments are expected to be completed by May 2008.
Business Processes
      Business Development and New Deal Origination. Over the years, we believe we have developed and maintained a strong industry reputation and an extensive network of relationships. We have a team of business development professionals dedicated to sourcing investments through our relationships with numerous private equity investors, investment banks, business brokers, merger and acquisition advisors, financial services companies, banks, law firms and accountants through whom we source investment opportunities. Through these relationships, we believe we have been able to strengthen our position as a private equity investor. We are well known in the private equity industry, and we believe that our experience and reputation provide a competitive advantage in originating new investments.
      We believe that our debt portfolio relationships and sponsor relationships are a significant source for buyout investments. We generally source our buyout transactions in ways other than going to broad auctions, which include capitalizing on existing relationships with companies and sponsors to participate in proprietary buyout opportunities. We work closely with these companies and sponsors while we are debt investors so that we may be positioned to partner with them on buyout opportunities in a subsequent transaction.
      From time to time, we may receive referrals for new prospective investments from our portfolio companies as well as other participants in the capital markets. We may pay referral fees to those who refer transactions to us that we consummate.
      New Deal Underwriting and Investment Execution. In a typical transaction, we review, analyze, and substantiate through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, perform operational due diligence, study the industry and competitive landscape, and conduct reference checks with company management or other employees, customers, suppliers, and competitors, as necessary. We may work with external consultants, including accounting firms and industry or operational consultants, in performing due diligence and in monitoring our portfolio investments.
      Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and the other capital providers, including senior, junior, and equity capital providers, to structure a “deal.” We negotiate among these parties to agree on the rights and terms of our investment relative to the other capital in the portfolio company’s capital structure. The typical debt transaction requires approximately two to six months of diligence and structuring before funding occurs. The typical buyout transaction may take longer to complete because the due diligence and structuring process is significantly longer when investing in a substantial equity stake in the company.
      Our investments are tailored to the facts and circumstances of each deal. The specific structure is designed to protect our rights and manage our risk in the transaction. We generally structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, or other protective provisions. In addition, each debt investment is individually priced to achieve a return that reflects our rights and priorities in the portfolio company’s capital structure, the structure of the debt instrument, and our perceived risk of the investment. Our loans and debt securities have an annual stated interest rate; however, that interest rate is only one factor in pricing the investment. The annual stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity or upon prepayment. In addition to the interest earned on loans and debt securities, our debt investments may include equity features, such as nominal cost warrants or options to buy a minority interest in the portfolio company. In a buyout transaction where our equity investment represents a significant portion of the equity, our equity ownership may or may not represent a controlling interest. If we invest in non-voting equity in a buyout, we generally have an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value.
      We have a centralized, credit-based approval process. The key steps in our investment process are:

•	Initial investment screening;

•	Initial investment committee approval;

•	Due diligence, structuring and negotiation;

•	Internal review of diligence results, including peer review;

•	Final investment committee approval;

•	Approval by the Investment Review Committee of the Board of Directors for all debt investments that represent a commitment equal to or greater than $20 million and every buyout transaction; and

•	Funding of the investment (due diligence must be completed with final investment committee approval and Board Investment Review Committee approval, as needed, before funds are disbursed).
      The investment process benefits from the significant professional experience of the members of our investment committee, which is chaired by our Chief Executive Officer and includes our Chief Operating Officer, our Chief Financial Officer, and certain of our Managing Directors.
      In January 2008, our Board of Directors established an Investment Review Committee and delegated authority to this committee to review and approve certain types of investments, which the Board’s Executive Committee previously reviewed, among other duties. The Investment Review Committee is composed of five permanent board members, who have been appointed to serve for the year, and three additional board members, each of whom will serve during at least one quarter during the year on a rotating schedule.
      Portfolio Monitoring and Development. Middle market companies often lack the management expertise and experience found in larger companies. As a BDC, we are required by the 1940 Act to make available significant managerial assistance to our portfolio companies. Our senior level professionals work with portfolio company management teams to assist them in building their businesses. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters. Our corporate finance assistance includes supporting our portfolio companies’ efforts to structure and attract additional capital. We believe our extensive network of industry relationships and our internal resources help make us a collaborative partner in the development of our portfolio companies.

      Our team of investment professionals regularly monitors the status and performance of each investment. This portfolio company monitoring process generally includes review of the portfolio company’s financial performance against its business plan, review of current financial statements and compliance with financial covenants, evaluation of significant current developments and assessment of future exit strategies. For debt investments we may have board observation rights that allow us to attend portfolio company board meetings. For buyout investments, we generally hold a majority of the seats on the board of directors where we own a controlling interest in the portfolio company and we have board observation rights where we do not own a controlling interest in the portfolio company.
      Our portfolio management committee is responsible for review and oversight of the investment portfolio, including reviewing the performance of selected portfolio companies, overseeing portfolio companies in workout status, reviewing and approving certain modifications or amendments to or certain additional investments in existing investments, reviewing and approving certain portfolio exits, reviewing and approving certain actions by portfolio companies whose voting securities are more than 50% owned by us, reviewing significant investment-related litigation matters where we are a named party, and reviewing and approving proxy votes with respect to our portfolio investments. Our portfolio management committee is chaired by our Chief Executive Officer and includes our Chief Operating Officer, Chief Financial Officer, Chief Valuation Officer (non-voting member), our private finance general counsel, and certain of our Managing Directors. From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and the portfolio management committee gauges our progress against the strategy.
      We seek to price our investments to provide an investment return considering the fact that certain investments in the portfolio may underperform or result in loss of investment return or investment principal. As a private equity investor, we will incur losses from our investing activities, however we have a history of working with troubled portfolio companies in order to recover as much of our investments as is practicable.
Portfolio Grading
      We employ a grading system for our entire portfolio. Grade 1 is for those investments from which a capital gain is expected. Grade 2 is for investments performing in accordance with plan. Grade 3 is for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is for investments that are in workout and for which some loss of principal is expected. At December 31, 2007, Grade 1, 2, and 3 investments totaled $4,577.8 million, or 95.8% of the total portfolio at value, and Grade 4 and 5 investments totaled $202.7 million, or 4.2% of the total portfolio at value.
Portfolio Valuation
      We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations — Change in Unrealized Appreciation or Depreciation” for a discussion of our valuation methodology.
      Valuation Process. The portfolio valuation process is managed by our Chief Valuation Officer (CVO). The CVO works with the investment professionals responsible for each investment. The following is an overview of the steps we take each quarter to determine the value of our portfolio.

•	Our valuation process begins with each portfolio company or investment being initially valued by the investment professionals, led by the Managing Director or senior officer who is responsible for the portfolio company relationship (the Deal Team).

•	The CVO and third-party valuation consultants, as applicable (see below), review the preliminary valuation documentation as prepared by the Deal Team.

•	The CVO, members of the valuation team, and third-party consultants (see below), as applicable, meet with each Managing Director or responsible senior officer to discuss the preliminary valuation determined and documented by the Deal Team for each of their respective investments.

•	The CEO, COO, CFO and the Managing Directors meet with the CVO to discuss the preliminary valuation results.

•	Valuation documentation is distributed to the members of the Board of Directors.

•	The Audit Committee of the Board of Directors meets separately from the full Board of Directors with the third-party consultants (see below) to discuss the assistance provided and results. The CVO attends this meeting.

•	The CVO discusses and reviews the valuations with the Board of Directors.

•	To the extent there are changes or if additional information is deemed necessary, a follow-up Board meeting may take place.

•	The Board of Directors determines the fair value of the portfolio in good faith.
      In connection with our valuation process to determine the fair value of a private finance investment, we work with third-party consultants to obtain assistance and advice as additional support in the preparation of our internal valuation analysis for a portion of the portfolio each quarter. In addition, we may receive other third-party assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process.
      The valuation analysis prepared by management is submitted to our Board of Directors who is ultimately responsible for the determination of fair value of the portfolio in good faith. Valuation assistance from Duff & Phelps, LLC (Duff & Phelps) for our private finance portfolio consisted of certain limited procedures (the Procedures) we identified and requested them to perform. Based upon the performance of the Procedures on a selection of our final portfolio company valuations, Duff & Phelps concluded that the fair value of those portfolio companies subjected to the Procedures did not appear unreasonable. In addition, we also received third-party valuation assistance from other third-party consultants for certain private finance portfolio companies.
      We currently intend to continue to work with third-party consultants to obtain valuation assistance for a portion of the private finance portfolio each quarter. We currently anticipate that we will generally obtain valuation assistance for all companies in the portfolio where we own more than 50% of the outstanding voting equity securities on a quarterly basis and that we will generally obtain assistance for companies where we own equal to or less than 50% of the outstanding voting equity securities at least once during the course of the calendar year. Valuation assistance may or may not be obtained for new companies that enter the portfolio after June 30 of any calendar year during that year or for investments with a cost and value less than $250,000. For the quarter ended December 31, 2007, we received valuation assistance for 112 portfolio companies, which represented 91.1% of the private finance portfolio at value. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below.
Disposition of Investments
      We manage our portfolio of investments in an effort to maximize our expected returns. We are generally repaid by our borrowers and exit our debt and equity investments as portfolio companies are sold, recapitalized or complete an initial public offering.
      We may retain a position in the senior loans we originate or we may sell all or a portion of these investments. In our debt investments where we have equity features, we are generally in a minority ownership position in a portfolio company, and as a result, generally exit the investment when the majority equity stakeholder decides to sell or recapitalize the company. Where we have a control position in an investment, as we may have in buyout investments, we have more flexibility and can determine whether or not we should exit our investment. Our most common exit strategy for a buyout investment is the sale of a portfolio company to a strategic or financial buyer. If an investment has appreciated in value, we may realize a gain when we exit the investment. If an investment has depreciated in value, we may realize a loss when we exit the investment.
      We are in the investment business, which includes acquiring and exiting investments. It is our policy not to comment on potential transactions in the portfolio prior to reaching a definitive agreement or, in many cases, prior to consummating a transaction. To the extent we enter into any material transactions, we would provide disclosure as required.
Dividends
      We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the Code). Assuming that we continue to qualify as a regulated investment company, we generally will not be subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to shareholders, which includes our taxable interest, dividend, and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses generally are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.
      As a regulated investment company, we distribute substantially all of our annual taxable income to shareholders through the payment of cash dividends. Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared considering our estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid from such taxable income for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. Excess taxable income carried over and paid out in the next year is generally subject to a nondeductible 4% excise tax. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Other Matters — Regulated Investment Company Status”. We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.
      We began paying quarterly dividends in 1963, and our portfolio has provided sufficient ordinary taxable income and realized net capital gains to sustain or grow our dividends over time. Since inception through December 31, 2007, our average annual total return to shareholders (assuming all dividends were reinvested) was 16.9%. Over the past one, three, five and ten years (assuming each period ended on December 31, 2007), our total return to shareholders (assuming all dividends were reinvested) has been (27.6%), 2.5%, 8.9% and 8.8%, respectively, with the dividend providing a meaningful portion of this return.

      The percentage of our dividend generated by ordinary taxable income versus capital gain income will vary from year to year. The percentage of ordinary taxable income versus net capital gain income supporting the dividend since 1987 is shown below.
Corporate Structure and Offices
      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. We have a real estate investment trust subsidiary, Allied Capital REIT, Inc., and several subsidiaries that are single-member limited liability companies established for specific purposes, including holding real estate property. We also have a subsidiary, A.C. Corporation, that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to Allied Capital and our portfolio companies. A.C. Corporation also provides fund management services to certain funds managed by us.
      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006-3434 and our telephone number is (202) 721-6100. In addition, we have regional offices in New York, Chicago, and Los Angeles.
Available Information
      Our Internet address is www.alliedcapital.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.
Employees
      At December 31, 2007, we employed 177 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of our employees are located in our Washington, DC office. We believe that our relations with our employees are excellent.
Properties
      Our principal offices are located at 1919 Pennsylvania Avenue, N.W., Washington, DC 20006-3434. Our lease for approximately 56,000 square feet of office space at that location expires in December 2010. The office is equipped with an integrated network of computers for word processing, financial analysis, accounting and loan servicing. We believe our office space is suitable for our needs for the foreseeable future. We also maintain offices in New York, NY; Chicago, IL; and Los Angeles, CA.
Certain Government Regulations
      We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations that we are subject to.
      Business Development Company. A business development company is defined and regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.
      An eligible portfolio company is generally a domestic company that is not an investment company and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is controlled by the business development company and has an affiliate of a business development company on its board of directors;

•	does not have any class of securities listed on a national securities exchange; or

•	meets such other criteria as may be established by the SEC.
      Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

      We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.
      In October 2006, the SEC re-proposed rules providing for an additional definition of eligible portfolio company. As re-proposed, the rule would expand the definition of eligible portfolio company to include certain public companies that list their securities on a national securities exchange. The SEC sought comment regarding the application of this proposed rule to companies with: (1) a public float of less than $75 million; (2) a market capitalization of less than $150 million; or (3) a market capitalization of less than $250 million. There is no assurance that such proposal will be adopted or what the final proposal will entail.
      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide significant managerial assistance to our portfolio companies.
      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders unless we meet the applicable asset coverage ratio at the time of the distribution.
      We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders, and our stockholders approve our policy and practice of making such sales. We have included such a proposal in our proxy statement for our 2008 Annual Meeting of Stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).
      We are also limited in the amount of stock options that may be issued and outstanding at any point in time. The 1940 Act provides that the amount of a business development company’s voting securities that would result from the exercise of all outstanding warrants, options and rights at the time of issuance may not exceed 25% of the business development company’s outstanding voting securities, except that if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to the business development company’s directors, officers, and employees pursuant to any executive compensation plan would exceed 15% of the business development company’s outstanding voting securities, then the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 20% of the outstanding voting securities of the business development company.
      We have applied for an exemptive order of the SEC to permit us to issue restricted shares of our common stock as part of the compensation packages for certain of our employees and directors. There can be no assurance that the SEC will grant an exemptive order to allow the granting of restricted stock. In addition, the issuance of restricted shares of our common stock will require the approval of our stockholders.
      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the members of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. We have been granted an exemptive order by the SEC permitting us to engage in certain transactions that would be permitted if we and our subsidiaries were one company and permitting certain transactions among our subsidiaries, subject to certain conditions and limitations.
      We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.
      As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
      We maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. Our code of ethics generally does not permit investment by our employees in securities that have been or are contemplated to be purchased or held by us. Our code of ethics is posted on our website at www.alliedcapital.com and is also filed as an exhibit to our registration statement which is on file with the SEC. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.
      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.
      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.
      Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses generally are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash.
      Dividends declared and paid by us in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year from such taxable income. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required.
      In order to maintain our status as a regulated investment company and obtain regulated investment company tax benefits, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.
      Compliance with the Sarbanes-Oxley Act of 2002. The Sarbanes-Oxley Act of 2002 (the Sarbanes-Oxley Act) imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements apply to us, including:

•	Our Chief Executive Officer and Chief Financial Officer certify the financial statements contained in our periodic reports through the filing of Section 302 certifications;

•	Our periodic reports disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Our annual report on Form 10-K contains a report from our management on internal control over financial reporting, including a statement that our management is responsible for establishing and maintaining adequate internal control over financial reporting as well as our management’s assessment of the effectiveness of our internal control over financial reporting, and an attestation report on the effectiveness of our internal control over financial reporting issued by our independent registered public accounting firm;

•	Our periodic reports disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect our internal control over financial reporting subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•	We may not make any loan to any director or executive officer and we may not materially modify any existing loans.
      We have adopted procedures to comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
      We have adopted certain policies and procedures to comply with the New York Stock Exchange (NYSE) corporate governance rules. In accordance with the NYSE procedures, shortly after our

2007 Annual Meeting of Stockholders, we submitted the required CEO certification to the NYSE pursuant to Section 303A.12(a) of the listed company manual.
RISK FACTORS
      Investing in Allied Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective.
      Our portfolio of investments is illiquid. We generally acquire our investments directly from the issuer in privately negotiated transactions. The majority of the investments in our portfolio are subject to certain restrictions on resale or otherwise have no established trading market. We typically exit our investments when the portfolio company has a liquidity event such as a sale, recapitalization, or initial public offering of the company. The illiquidity of our investments may adversely affect our ability to dispose of debt and equity securities at times when we may need to or when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments.
      Investing in private companies involves a high degree of risk. Our portfolio primarily consists of long-term loans to and investments in middle market private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses for us in those investments and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with our investment decisions. If we are unable to identify all material information about these companies, among other factors, we may fail to receive the expected return on our investment or lose some or all of the money invested in these companies. In addition, these businesses may have shorter operating histories, narrower product lines, smaller market shares and less experienced management than their competition and may be more vulnerable to customer preferences, market conditions, loss of key personnel, or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses. As an investor, we are subject to the risk that a portfolio company may make a business decision that does not serve our interest, which could decrease the value of our investment. Deterioration in a portfolio company’s financial condition and prospects may be accompanied by deterioration in the collateral for a loan, if any.
      Substantially all of our portfolio investments, which are generally illiquid, are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty regarding the value of our portfolio investments. At December 31, 2007, portfolio investments recorded at fair value were 92% of our total assets. Pursuant to the requirements of the 1940 Act, we value substantially all of our investments at fair value as determined in good faith by our Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining fair value in good faith, we generally obtain financial and other information from portfolio companies, which may represent unaudited, projected or proforma financial information. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. Our net asset value could be affected if our determination of the fair value of our investments is materially different than the value that we ultimately realize.
      We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.
      We are currently analyzing the effect of adoption of Statement No. 157, Fair Value Measurements, on our consolidated financial position, including our net asset value and results of operations. We will adopt this statement on a prospective basis beginning in the quarter ending March 31, 2008. Adoption of this statement could have a material effect on our consolidated financial statements, including our net asset value. However, the actual impact on our consolidated financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments we originate, acquire or exit. See Note 2, “Summary of Significant Accounting Policies” from our Notes to the Consolidated Financial Statements.
      Economic recessions or downturns could impair our portfolio companies and harm our operating results. Many of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to repay our loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Our nonperforming assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of any collateral securing some of our loans. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income, and assets.
      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment or a slowdown in middle market merger and acquisition activity may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow. In addition, significant changes in the capital markets could have an effect on the valuations of private companies, which may negatively affect the value of our investments, and on the potential for liquidity events involving such companies. This could affect the timing of exit events in our portfolio, reduce the level of net realized gains from exit events in a given year, and could negatively affect the amount of gains or losses upon exit.
      Our borrowers may default on their payments, which may have a negative effect on our financial performance. We make long-term loans and invest in equity securities primarily in private middle market companies, which may involve a higher degree of repayment risk. We primarily invest in companies that may have limited financial resources, may be highly leveraged and may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on its secured assets, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a negative effect on our financial results.
      Our private finance investments may not produce current returns or capital gains. Our private finance portfolio includes loan and debt securities that require the payment of interest currently and equity securities such as conversion rights, warrants, or options, minority equity co-investments, or more significant equity investments in the case of buyout transactions. Our private finance debt investments are generally structured to generate interest income from the time they are made and our equity investments may also produce a realized gain. We cannot be sure that our portfolio will generate a current return or capital gains.
      Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected. Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.
      At December 31, 2007, our investment in Ciena Capital LLC (f/k/a Business Loan Express, LLC) (Ciena) totaled $327.8 million at cost and $68.6 million at value, after the effect of unrealized depreciation of $259.2 million. In addition, we have an unconditional guarantee of 100% of the total obligations under Ciena’s revolving credit facility that totaled $399.0 million at January 31, 2008. Ciena focuses on loan products that provide financing to commercial real estate owners and operators. Ciena relies on the asset-backed securitization market to finance its loan origination activity. That financing source is an unreliable one in the current capital markets, and as a result, Ciena has significantly curtailed loan origination activity. Ciena continues to reposition its business; however, there is an inherent risk in repositioning the business and we continue to work with Ciena on restructuring. Ciena is a participant in the SBA’s 7(a) Guaranteed Loan Program and its wholly-owned subsidiary is licensed by the SBA as a Small Business Lending Company (SBLC). The Office of the Inspector General of the SBA (OIG) and the United States Secret Service are conducting ongoing investigations of allegedly fraudulently obtained SBA-guaranteed loans issued by Ciena. The OIG and the U.S. Department of Justice are also conducting a civil investigation of Ciena’s lending practices in various jurisdictions. As an SBA lender, Ciena is also subject to other SBA and OIG audits, investigations, and reviews. In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of Ciena’s lending practices under the Business and Industry Loan program. These investigations, audits, and reviews are ongoing. These investigations, audits, and reviews have had and may continue to have a material adverse impact on Ciena and, as a result, could negatively affect our financial results. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Private Finance, Ciena Capital LLC, and — Valuation of Ciena Capital LLC”.
      We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We borrow from and issue senior debt securities to banks, insurance companies, and other lenders or investors. Holders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. Our revolving line of credit and notes payable contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions. Breach of any of those covenants could cause a default under those instruments. Such a default, if not cured or waived, could have a material adverse effect on us.
      At December 31, 2007, we had $2.3 billion of outstanding indebtedness bearing a weighted average annual interest cost of 6.5% and a debt to equity ratio of 0.83 to 1.00. We may incur additional debt in the future. If our portfolio of investments fails to produce adequate returns, we may be unable to make interest or principal payments on our indebtedness when they are due. In order for us to cover annual interest payments on indebtedness, we must achieve annual returns on our assets of at least 2.8% as of December 31, 2007, which returns were achieved.
      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. Under the 1940 Act and the covenants applicable to our public debt, we must maintain asset coverage for total borrowings of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks, insurance companies or other lenders or investors on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of December 31, 2007, our asset coverage for senior indebtedness was 221%.
      Changes in interest rates may affect our cost of capital and net investment income. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense.
      Assuming that the balance sheet as of December 31, 2007, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net income by approximately 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

      We will continue to need additional capital to grow because we must distribute our income. We will continue to need capital to fund growth in our investments. Historically, we have borrowed from financial institutions or other investors and have issued debt and equity securities to grow our portfolio. A reduction in the availability of new debt or equity capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable ordinary income (as defined in the Code), which excludes realized net long-term capital gains, to our shareholders to maintain our eligibility for the tax benefits available to regulated investment companies. As a result, such earnings will not be available to fund investment originations. In addition, as a business development company, we (i) are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances and (ii) may only issue new equity capital at a price, net of discounts and commissions, above our net asset value unless we have received shareholder approval. We intend to continue to borrow from financial institutions or other investors and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of our debt securities or common stock.
      Loss of regulated investment company tax treatment would substantially reduce net assets and income available for debt service and dividends. We have operated so as to qualify as a regulated investment company under Subchapter M of the Code. If we meet source of income, asset diversification, and distribution requirements, we generally will not be subject to corporate-level income taxation on income we timely distribute to our stockholders as dividends. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for debt service and distributions to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. If we do not distribute at least 98% of our annual taxable income in the year earned, we generally will be required to pay an excise tax on amounts carried over and distributed to shareholders in the next year equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such income for the current year.
      There is a risk that our common stockholders may not receive dividends or distributions. We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, certain of our credit facilities limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue discount. The increases in loan balances as a result of contractual payment-in-kind arrangements are included in income in advance of receiving cash payment and are separately included in the change in accrued or reinvested interest and dividends in our consolidated statement of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.

      We operate in a competitive market for investment opportunities. We compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. Some of our competitors may have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.
      There are potential conflicts of interest between us and the funds managed by us. Certain of our officers serve or may serve in an investment management capacity to funds managed by us. As a result, investment professionals may allocate such time and attention as is deemed appropriate and necessary to carry out the operations of the managed funds. In this respect, they may experience diversions of their attention from us and potential conflicts of interest between their work for us and their work for the managed funds in the event that the interests of the managed funds run counter to our interests.
      Although managed funds may have a different primary investment objective than we do, the managed funds may, from time to time, invest in the same or similar asset classes that we target. These investments may be made at the direction of the same individuals acting in their capacity on behalf of us and the managed funds. As a result, there may be conflicts in the allocation of investment opportunities between us and the managed funds. In the future, we may not be given the opportunity to participate in investments made by investment funds managed by us or one of our affiliates. See “Management’s Discussion and Analysis and Results of Operations — Managed Funds” below.
      We have sold assets to certain managed funds and, as part of our investment strategy, we may offer to sell additional assets to managed funds or we may purchase assets from managed funds. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, there is an inherent conflict of interest in such transactions between us and funds we manage.
      Our business depends on our key personnel. We depend on the continued services of our executive officers and other key management personnel. If we were to lose any of these officers or other management personnel, such a loss could result in inefficiencies in our operations and lost business opportunities, which could have a negative effect on our business.
      Changes in the law or regulations that govern us could have a material impact on us or our operations. We are regulated by the SEC. In addition, changes in the laws or regulations that govern business development companies, regulated investment companies, and real estate investment trusts may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on us or our operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change, which may have a material effect on our operations.
      Failure to invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy. As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we were forced to sell nonqualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.
      Results may fluctuate and may not be indicative of future performance. Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our loans and debt securities, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.
      Our common stock price may be volatile. The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price paid by stockholders, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity anticipation securities, or LEAPs, or short trading positions;

•	changes in laws or regulatory policies or tax guidelines with respect to business development companies or regulated investment companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.
      The trading market or market value of our publicly issued debt securities may be volatile. Our publicly issued debt securities may or may not have an established trading market. We cannot assure that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.
      There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.
      Our credit ratings may not reflect all risks of an investment in the debt securities. Our credit ratings are an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of, or trading market for, the publicly issued debt securities.
      Terms relating to redemption may materially adversely affect the return on the debt securities. If our debt securities are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of the debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.
LEGAL PROCEEDINGS
      On June 23, 2004, we were notified by the SEC that they were conducting an informal investigation of us. The investigation related to the valuation of securities in our private finance portfolio and other matters. On June 20, 2007, we announced that we entered into a settlement with the SEC that resolved the SEC’s informal investigation. As part of the settlement and without admitting or denying the SEC’s allegations, we agreed to the entry of an administrative order. In the order the SEC alleged that, between June 30, 2001, and March 31, 2003, we did not maintain books, records and accounts which, in reasonable detail, supported or accurately and fairly reflected valuations of certain securities in our private finance portfolio and, as a result, did not meet certain recordkeeping and internal controls provisions of the federal securities laws. In the administrative order, the SEC ordered us to continue to maintain certain of our current valuation-related controls. Specifically, for a period of two years, we have undertaken to: (1) continue to employ a Chief Valuation Officer, or a similarly structured officer-level employee, to oversee our quarterly valuation processes; and (2) continue to employ third-party valuation consultants to assist in our quarterly valuation processes.
      On December 22, 2004, we received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding us and Business Loan Express, LLC (currently known as Ciena Capital LLC) in connection with a criminal investigation relating to matters similar to those investigated by and settled with the SEC as discussed above. We produced materials in response to the requests from the U.S. Attorney’s office and certain current and former employees were interviewed by the U.S. Attorney’s Office. We have voluntarily cooperated with the investigation.
      In late December 2006, we received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by us or our agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, we became aware that an agent of Allied Capital obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while we were gathering documents responsive to the subpoena, allegations were made that our management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. Our management has stated that these allegations are not true. We have cooperated fully with the inquiry by the U.S. Attorney’s Office.
      On February 13, 2007, Rena Nadoff filed a shareholder derivative action in the Superior Court of the District of Columbia, captioned Rena Nadoff v. Walton, et al., CA 001060-07, seeking unspecified compensatory and other damages, as well as equitable relief on behalf of Allied Capital Corporation. The complaint was summarily dismissed in July 2007. The complaint alleged breach of fiduciary duty by the Board of Directors arising from internal control failures and mismanagement of Business Loan Express, LLC, an Allied Capital portfolio company. On October 5, 2007, Rena Nadoff sent a letter to our Board of Directors with substantially the same claims and a request that the Board of Directors investigate the claims and take appropriate action. The Board of Directors has established a committee, which is advised by its own counsel, to review the matter.
      On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. Thereafter, the court appointed new lead counsel and approved new lead plaintiffs. On July 30, 2007, plaintiffs served an amended complaint. Plaintiffs claim that, between November 7, 2005, and January 22, 2007, Allied Capital either failed to disclose or misrepresented information about our portfolio company, Business Loan Express, LLC. Plaintiffs seek unspecified compensatory and other damages, as well as other relief. We believe the lawsuit is without merit, and we intend to defend the lawsuit vigorously. On September 13, 2007, we filed a motion to dismiss the lawsuit. The motion is pending.
      In addition to the above matters, we are party to certain lawsuits in the normal course of business.
      While the outcome of any of the open legal proceedings described above cannot at this time be predicted with certainty, we do not expect these matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
      The information contained in this section should be read in conjunction with our Consolidated Financial Statements and the Notes thereto. In addition, this prospectus supplement contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in “Risk Factors” above. Other factors that could cause actual results to differ materially include:

•	changes in the economy, including economic downturns or recessions;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations or changes in accounting principles; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.
      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio companies, and this financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results. In addition, the private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by U.S. generally accepted accounting principles.
OVERVIEW
      As a business development company, we are in the private equity business. Specifically, we provide long-term debt and equity investment capital to companies in a variety of industries. Our private finance activity principally involves providing financing to middle market U.S. companies through privately negotiated long-term debt and equity investment capital. Our financing is generally used to fund buyouts, acquisitions, growth, recapitalizations, note purchases, and other types of financings. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital. Our investment objective is to achieve current income and capital gains.
      Our portfolio composition at December 31, 2007, 2006, and 2005, was as follows:

	2007	2006	2005

Private finance	97%	97%	96%
Commercial real estate finance	3%	3%	4%
      Our earnings depend primarily on the level of interest and dividend income, fee and other income, and net realized and unrealized gains or losses on our investment portfolio after deducting interest expense on borrowed capital, operating expenses and income taxes, including excise tax. Interest income primarily results from the stated interest rate earned on a loan or debt security and the amortization of loan origination fees and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the year multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory, and competitive factors that influence new investment activity, interest rates on the types of loans we make, the level of repayments in the portfolio, the amount of loans and debt securities for which interest is not accruing and our ability to secure debt and equity capital for our investment activities. The level of fee income is primarily related to the level of new investment activity and the level of fees earned from portfolio companies and managed funds. The level of investment activity can vary substantially from year to year depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make.
      Because we are a regulated investment company for tax purposes, we intend to distribute substantially all of our annual taxable income available for distribution as dividends to our shareholders. See “Other Matters” below.
PORTFOLIO AND INVESTMENT ACTIVITY
      The total portfolio at value, investment activity, and the yield on interest-bearing investments at and for the years ended December 31, 2007, 2006, and 2005, were as follows:

	At and for the
	Years Ended December 31,

	2007	2006	2005
($ in millions)
Portfolio at value	$4,780.5	$4,496.1	$3,606.4
Investments funded(1)	$1,846.0	$2,437.8	$1,675.8
Change in accrued or reinvested interest and dividends	$23.9	$8.2	$6.6
Principal collections related to investment repayments or sales(2)	$1,211.6	$1,055.3	$1,503.4
Yield on interest-bearing investments(3)	12.1%	11.9%	12.8%

(1)	Investments funded included investments acquired through the issuance of our common stock as consideration totaling $7.2 million for the year ended December 31, 2005. See also “— Private Finance” below.

(2)	Principal collections related to investment repayments or sales for the year ended December 31, 2007, included collections of $224.2 million related to the sale of loans to the Allied Capital Senior Debt Fund, L.P. See discussion above.

(3)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, plus the effective interest yield on the preferred shares/income notes of CLOs divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

Private Finance
      The private finance portfolio at value, investment activity, and the yield on loans and debt securities at and for the years ended December 31, 2007, 2006, and 2005, were as follows:

	At and for the
	Years Ended December 31,

	2007		2006		2005

	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)
($ in millions)
Portfolio at value:
Loans and debt securities:
Senior loans	$344.3	7.7%	$405.2	8.4%	$239.8	9.5%
Unitranche debt	653.9	11.5%	799.2	11.2%	294.2	11.4%
Subordinated debt	2,416.4	12.8%	1,980.8	12.9%	1,560.9	13.8%

Total loans and debt securities	3,414.6	12.1%	3,185.2	11.9%	2,094.9	13.0%
Equity securities:
Preferred shares/income notes of CLOs (2)	203.0	14.6%	97.2	15.5%	72.3	13.7%
Other equity securities	1,041.7		1,095.5		1,312.1

Total equity securities	1,244.7		1,192.7		1,384.4

Total portfolio	$4,659.3		$4,377.9		$3,479.3

Investments funded(3)	$$1,828.0		$2,423.4		$1,462.3
Change in accrued or reinvested interest and dividends	$24.6		$7.2		$24.6
Principal collections related to investment repayments or sales(4)	$1,188.2		$1,015.4		$703.9

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) preferred shares/income notes of CLOs at value. The weighted average yields are computed as of the balance sheet date.

(2)	Investments in the preferred shares/income notes of CLOs earn a current return that is included in interest income in the consolidated statement of operations.

(3)	Investments funded for the year ended December 31, 2006, included debt investments in certain portfolio companies received in conjunction with the sale of such companies. See “— Private Finance - Investments Funded” below.

(4)	Includes collections from the sale or repayment of senior loans totaling $393.4 million, $322.7 million, and $301.8 million for the years ended December 31, 2007, 2006, and 2005, respectively.
     Our investment activity is primarily focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, unitranche debt (generally in a first lien position), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as mezzanine debt. Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior and/or subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest.
      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. In addition, we may invest in funds that are managed or co-managed by us that are complementary to our business of investing in middle market companies, such as the Allied Capital

Senior Debt Fund L.P. and the Unitranche Fund LLC (discussed below). Investments in funds may provide current interest and related portfolio income, including management fees.
      During the first six months of 2007, we found it difficult to find investments with reasonable prices and structures. As a result, new investment activity was lower than in prior quarters totaling $659.1 million for the first six months of 2007. During the second half of the year, our investment pace increased as pricing and structures improved and we invested $1.2 billion in the last half of 2007.
      The level of investment activity for investments funded and principal repayments for private finance investments can vary substantially from year to year depending on the number and size of investments that we make or that we exit and many other factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make.

      Investments Funded. Investments funded and the weighted average yield on loans and debt securities funded for the years ended December 31, 2007, 2006, and 2005, consisted of the following:

	2007 Investments Funded

	Debt Investments			Buyout Investments		Total

			Weighted		Weighted		Weighted
			Average		Average		Average
	Amount		Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$249.0		9.2%	$63.1	8.8%	$312.1	9.1%
Unitranche debt(2)	109.1		10.8%	74.9	13.0%	184.0	11.7%
Subordinated debt	719.4	(4)	12.8%	197.6	12.1%	917.0	12.6%

Total loans and debt securities	1,077.5		11.7%	335.6	11.7%	1,413.1	11.7%
Preferred shares/income notes of CLOs (5)	116.2		16.4%	—		116.2	16.4%
Equity	152.7	(6)		146.0		298.7

Total	$1,346.4			$481.6		$1,828.0

	2006 Investments Funded

	Debt Investments		Buyout Investments		Total

		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$245.4	9.4%	$239.8	8.9%	$485.2	9.2%
Unitranche debt(2)	471.7	10.7%	146.5	12.9%	618.2	11.3%
Subordinated debt(3)	510.7	13.0%	423.8	14.4%	934.5	13.6%

Total loans and debt securities	1,227.8	11.4%	810.1	12.5%	2,037.9	11.9%
Preferred shares/income notes of CLOs (5)	26.1	14.8%	—		26.1	14.8%
Equity	65.3		294.1		359.4

Total	$1,319.2		$1,104.2		$2,423.4

	2005 Investments Funded

	Debt Investments			Buyout Investments		Total

			Weighted		Weighted		Weighted
			Average		Average		Average
	Amount		Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$76.8		10.0%	$250.2	6.4%	$327.0	7.2%
Unitranche debt(2)	259.5		10.5%	—	—	259.5	10.5%
Subordinated debt	296.9	(4)	12.3%	330.9	12.5%	627.8	12.4%

Total loans and debt securities	633.2		11.3%	581.1	9.9%	1,214.3	10.6%
Preferred shares/income notes of CLOs(5)	47.9		14.2%	—		47.9	14.2%
Equity	34.6			165.5		200.1

Total	$715.7			$746.6		$1,462.3

(1)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest on accruing interest-bearing investments, divided by (b) total interest-bearing investments funded. The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) preferred shares/income notes of CLOs funded. The weighted average yield is calculated using yields as of the date an investment is funded.

(2)	Unitranche debt is generally in a first lien position. The yield on a unitranche investment reflects the blended yield of senior and subordinated debt.

(3)	Debt investments funded for the year ended December 31, 2006, included a $150 million subordinated debt investment in Advantage Sales & Marketing, Inc. received in conjunction with the sale of Advantage and a $30 million subordinated debt investment in STS Operating, Inc. received in conjunction with the sale of STS.

(4)	Subordinated debt investments for the years ended December 31, 2007 and 2005, included $45.3 million and $45.5 million, respectively, in investments in the bonds of collateralized loan obligations (CLOs) and one collateralized debt obligations (CDO). Certain of these CLOs and the CDO are managed by Callidus Capital Corporation (Callidus), a portfolio company controlled by us. These CLOs and the CDO primarily invest in senior corporate loans.

(5)	CLO equity investments included preferred shares/income notes of CLOs that primarily invest in senior corporate loans. Certain of these CLOs are managed by Callidus.

(6)	Equity investments for the year ended December 31, 2007, included $31.8 million invested in the Allied Capital Senior Debt Fund, L.P. and $0.7 million invested in the Unitranche Fund LLC. See “Managed Funds” below.

    We generally fund new investments using cash. In addition, we may acquire securities in exchange for our common equity. Also, we may acquire new securities through the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash.
      We may underwrite or arrange senior loans related to our portfolio investments or for other companies that are not in our portfolio. When we underwrite or arrange senior loans, we may earn a fee for such activities. Senior loans underwritten or arranged by us may be funded by us at closing. When these senior loans are closed, we may fund all or a portion of the underwritten commitment pending sale of the loan to other investors, which may include loan sales to Callidus Capital Corporation (Callidus), a portfolio company controlled by us, or funds managed by Callidus or by us, including the Allied Capital Senior Debt Fund, L.P. (discussed below). After completion of loan sales, we may retain a position in these senior loans. We generally earn a fee on the senior loans we underwrite or arrange whether or not we fund the underwritten commitment. In addition, we may fund most or all of the debt and equity capital upon the closing of certain buyout transactions, which may include investments in lower-yielding senior debt. Subsequent to the closing, the portfolio company may refinance all or a portion of the lower-yielding senior debt, which would reduce our investment. Principal collections include repayments of senior debt funded by us that was subsequently sold by us or refinanced or repaid by the portfolio companies.
      Yield. The weighted average yield on the private finance loans and debt securities was 12.1% at December 31, 2007, as compared to 11.9% and 13.0% at December 31, 2006 and 2005, respectively. The weighted average yield on the private finance loans and debt securities may fluctuate from year to year depending on the yield on new loans and debt securities funded, the yield on loans and debt securities repaid, the amount of loans and debt securities for which interest is not accruing (see “Portfolio Asset Quality — Loans and Debt Securities on Non-Accrual Status” below) and the amount of lower-yielding senior or unitranche debt in the portfolio at the end of the year. Yields on loans and debt securities have generally been lower because of the supply of capital available to middle market companies.
      The yield on the private finance portfolio has declined over the past two years partly due to our strategy to pursue investments where our position in the portfolio company capital structure is more senior, such as senior debt and unitranche investments that typically have lower yields than subordinated debt investments. In addition, during the fourth quarter of 2006, the guaranteed dividend yield on our investment in Ciena Capital LLC’s 25% Class A equity interests was placed on non-accrual status. The Class A equity interests are included in our loans and debt securities. See “Ciena Capital LLC” below.

      Outstanding Investment Commitments. At December 31, 2007, we had outstanding private finance investment commitments as follows:

	Companies		Companies
	More Than	Companies 5%	Less Than 5%
	25% Owned(1)	to 25% Owned	Owned	Total

($ in millions)
Senior loans	$12.0	$13.0	$105.1	$130.1	(2)
Unitranche debt	3.5	—	28.1	31.6
Subordinated debt	18.0	0.1	—	18.1

Total loans and debt securities	33.5	13.1	133.2	179.8
Unitranche Fund(3)	524.3	—	—	524.3
Equity securities	96.6	10.2	71.5	178.3	(4)

Total	$654.4	$23.3	$204.7	$882.4

(1)	Includes various commitments to Callidus Capital Corporation (Callidus), a portfolio company controlled by us, which owns 80% (subject to dilution) of Callidus Capital Management, LLC, an asset management company that structures and manages collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), and other related investments, as follows:

			Amount
	Committed	Amount	Available
	Amount	Drawn	to be Drawn
($ in millions)
Revolving line of credit for working capital	$4.0	$—	$4.0
Subordinated debt to support warehouse facilities & warehousing activities(*)	18.0	—	18.0

Total	$22.0	$—	$22.0

(*)	Callidus has a synthetic credit facility with a third party for up to approximately $55 million. We have agreed to designate our subordinated debt commitment for Callidus to draw upon to provide first loss capital as needed to support this facility.

(2)	Includes $126.6 million in the form of revolving senior debt facilities to 32 companies.

(3)	Represents our commitment to the Unitranche Fund LLC (see discussion below), which we estimate will be funded over a two to three year period as investments are made by the Unitranche Fund.

(4)	Includes $81.7 million to 22 private equity and venture capital funds, including $4.4 million in co-investment commitments to one private equity fund.
     In addition to these outstanding investment commitments at December 31, 2007, we may be required to fund additional amounts under earn-out arrangements primarily related to buyout transactions in the future if those companies meet agreed-upon performance targets. We also had commitments to private finance portfolio companies in the form of standby letters of credit and guarantees. See “Financial Condition, Liquidity and Capital Resources” below.
      Investments in Collateralized Loan Obligations and Collateralized Debt Obligations (CLO/CDO Assets). At December 31, 2007, we had investments in ten CLO issuances and one CDO bond, which represented 5.6% of our total assets, and five CLO issuances and one CDO bond, which represented 2.9% of our total assets, at December 31, 2006. At December 31, 2007 and 2006, our CLO/CDO Assets were as follows:

	2007			2006

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
CLO/CDO bonds	$90.7	$89.9	13.3%	$45.4	$45.6	12.8%
Preferred shares/income notes of CLOs	218.3	203.0	14.6%	101.1	97.2	15.5%

Total	$309.0	$292.9		$146.5	$142.8

(1)	The weighted average yield is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective interest yield on the preferred shares/income notes, divided by (b) CLO and CDO assets at value. The market yield used in the valuation of the CLO and CDO assets may be different than the interest yields shown above.
     The CLO and CDO issuances in which we have invested are primarily invested in senior corporate loans. See also Note 3, “Portfolio” from our Notes to the Consolidated Financial Statements.
      The initial yields on the cost basis of the CLO preferred shares and income notes are based on the estimated future cash flows expected to be paid to these CLO classes from the underlying collateral assets. As each CLO preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets, and the respective yield on the cost basis is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.
      The CLO/CDO Assets in which we have invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO is generally allocated first to the senior bonds in order of priority, then any remaining cash flow is generally distributed to the preferred shareholders and income note holders. To the extent there are defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes. At December 31, 2007 and 2006, the face value of the CLO/CDO Assets held by us was subordinate to as much as 94% and 92%, respectively, of the face value of the securities outstanding in these CLOs and CDO.
      At December 31, 2007 and 2006, the underlying collateral assets of these CLO and CDO issuances, consisting primarily of senior corporate loans, were issued by 671 issuers and 465 issuers, respectively, and had balances as follows:

	2007	2006
($ in millions)
Bonds	$288.5	$245.4
Syndicated loans	4,122.7	1,769.9
Cash(1)	104.4	59.5

Total underlying collateral assets(2)	$4,515.6	$2,074.8

(1)	Includes undrawn liability amounts.
(2)	At December 31, 2007 and 2006, the total face value of defaulted obligations was $18.4 million and $9.6 million, respectively, or approximately 0.4% and 0.5%, respectively, of the total underlying collateral assets.

     During the second half of 2007, the debt capital markets were volatile and market yields for CLO securities increased. We believe the market yields for our investments in CLO preferred shares/income notes have increased, and as a result, the fair value of certain of our investments in these assets has decreased. At December 31, 2007, the market yields used to value our preferred shares/income notes were 20% to 21%, with the exception of the income notes in one CLO with a cost and value of $18.7 million where we used a market yield of 15.9% and one CLO with a cost and value of $22.1 million where we used a market yield of 18.0% due to the characteristics of these issuances. Net change in unrealized appreciation or depreciation for the year ended December 31, 2007, included a net decrease of $12.4 million related to our investments in CLO/CDO Assets. We received valuation assistance from Duff & Phelps for our investments in the CLO/CDO Assets in each quarter of 2007. See “Results of Operations — Valuation Methodology — Private Finance” below for further discussion of the third-party valuation assistance we received.
      Ciena Capital LLC.     Ciena Capital LLC (f/k/a Business Loan Express, LLC) (Ciena) focuses on loan products that provide financing to commercial real estate owners and operators. Ciena is also a participant in the SBA’s 7(a) Guaranteed Loan Program and its wholly-owned subsidiary is licensed by the SBA as a Small Business Lending Company (SBLC). Ciena is headquartered in New York, NY and maintains offices in other U.S. locations. We invested in Ciena in 2000.
      At December 31, 2007, our investment in Ciena totaled $327.8 million at cost and $68.6 million at value, after the effect of unrealized depreciation of $259.2 million. See “Results of Operations, Valuation of Ciena Capital LLC” for a discussion of the determination of the value of Ciena at December 31, 2007. In 2007, we increased our investment in Ciena by $32.4 million. We acquired $29.2 million in additional Class A equity interests to fund payments to the SBA discussed below and to provide additional capital to Ciena. In addition, we purchased $3.2 million in Class A equity interests from Ciena’s former Chief Executive Officer. At December 31, 2006, our investment in Ciena totaled $295.3 million at cost and $210.7 million at value, after the effect of unrealized depreciation of $84.6 million.
      Net change in unrealized appreciation or depreciation included a net decrease on our investment in Ciena of $174.5 million and $142.3 million for the years ended December 31, 2007 and 2006, respectively, and a net increase of $2.9 million for the year ended December 31, 2005. See “Results of Operations, Valuation of Ciena Capital LLC” below.
      Total interest and related portfolio income earned from our investment in Ciena for the years ended December 31, 2007, 2006, and 2005, was as follows:

	2007	2006	2005
($ in millions)
Interest income on subordinated debt and Class A equity interests(1)	$—	$11.9	$14.3
Dividend income on Class B equity interests(1)	—	—	14.0
Fees and other income	5.4	7.8	9.2

Total interest and related portfolio income	$5.4	$19.7	$37.5

(1)	Interest and dividend income from Ciena for the years ended December 31, 2006 and 2005, included interest and dividend income of $5.7 million and $8.9 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to us through the issuance of additional debt or equity interests.
     In the fourth quarter of 2006, we placed our investment in Ciena’s 25% Class A equity interests on non-accrual status. As a result, there was no interest income from our investment in Ciena for the year ended December 31, 2007, and interest income for 2006 was lower as compared to 2005. In consideration for providing a guaranty on Ciena’s revolving credit facility and standby letters of credit (discussed below), we earned fees of $5.4 million, $6.1 million, and $6.3 million for the years ended December 31, 2007, 2006, and 2005, respectively, which were included in fees and other income. Ciena has not yet paid the $5.4 million in such fees earned by us in 2007. At December 31, 2007, such fees were included as a receivable in other assets. We considered this outstanding receivable in our valuation of Ciena at December 31, 2007. The remaining fees and other income in 2006 and 2005 relate to management fees from Ciena. We did not charge Ciena management fees in 2007 or in the fourth quarter of 2006.
      We guarantee Ciena’s revolving credit facility that matures in March 2009. On January 30, 2008, Ciena completed an amendment of the terms of its revolving credit facility. The amendment reduced the commitments from the lenders under the facility from $500 million to $450 million at the effective date of the amendment, with further periodic reductions in total commitments to $325 million by December 31, 2008. In addition, certain financial and other covenants were amended. In connection with this amendment, we increased our unconditional guarantee from 60% to 100% of the total obligations under this facility (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) and agreed to replace $42.5 million in letters of credit issued under the Ciena credit facility with new letters of credit under our revolving line of credit. The guaranty of the Ciena revolving credit facility can be called by the lenders in the event of a default, which includes the occurrence of any event of default under our revolving credit facility, subject to grace periods in certain cases. The amendment also prohibits cash payments from Ciena to us for interest, guarantee fees, management fees, and dividends. On January 30, 2008, the principal amount outstanding on Ciena’s revolving credit facility was $351.9 million and letters of credit issued under the facility were $89.1 million, of which we replaced $42.5 million on January 31, 2008. Following the amendment of the revolving credit facility and the replacement of certain letters of credit by us, at January 31, 2008, amounts guaranteed by us under Ciena’s line of credit were $399.0 million, including $46.6 million of letters of credit issued under the facility. At December 31, 2007, the total obligation guaranteed by us was $258.7 million, and we had provided four standby letters of credit totaling $18.0 million in connection with four term securitization transactions completed by Ciena.
      Ciena relies on the asset-backed securitization market to finance its loan origination activity. That financing source is an unreliable one in the current capital markets, and as a result, Ciena has significantly curtailed loan origination activity, including loan originations under the SBA’s 7(a) Guaranteed Loan Program. Ciena continues to reposition its business. However, there is an inherent risk in this repositioning and we continue to work with Ciena on restructuring. Ciena maintains two non-recourse securitization warehouse facilities, and there is no assurance that Ciena will be able to refinance these facilities in the term securitization market. We have issued performance guaranties whereby we have agreed to indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena’s failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse securitizations.
      The Office of the Inspector General of the SBA (OIG) and the United States Secret Service are conducting ongoing investigations of allegedly fraudulently obtained SBA guaranteed loans issued by Ciena. Specifically, on or about January 9, 2007, Ciena became aware of an indictment captioned as the United States v. Harrington, No. 2:06-CR-20662 pending in the United States District Court for the Eastern District of Michigan. The indictment alleged that a former Ciena employee in the Detroit office engaged in the fraudulent origination of loans guaranteed, in substantial part, by the SBA. We understand that Ciena is working cooperatively with the U.S. Attorney’s Office and the investigating agencies with respect to this matter. On October 1, 2007, the former Ciena employee pled guilty to one count of conspiracy to fraudulently originate SBA-guaranteed loans and one count of making a false statement before a grand jury. The OIG and the U.S. Department of Justice are also conducting a civil investigation of Ciena’s lending practices in various jurisdictions. As an SBA lender, Ciena is also subject to other SBA and OIG audits, investigations, and reviews. In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of Ciena’s lending practices under the Business and Industry Loan (B&I) program. These investigations, audits and reviews are ongoing.
      On March 6, 2007, Ciena entered into an agreement with the SBA. According to the agreement, Ciena remains a preferred lender in the SBA 7(a) Guaranteed Loan Program and retains the ability to sell loans into the secondary market. As part of this agreement, Ciena agreed to the immediate payment of approximately $10 million to the SBA to cover amounts paid by the SBA with respect to some of the SBA-guaranteed loans that have been the subject of the charges by the U.S. Attorney’s Office for the Eastern District of Michigan against Mr. Harrington. As part of the SBA’s increased oversight, the agreement provides that any loans originated and closed by Ciena during the term of the agreement will be reviewed by an independent third party selected by the SBA prior to the sale of such loans into the secondary market. The agreement also requires Ciena to repurchase the guaranteed portion of certain loans that default after having been sold into the secondary market, and subjects such loans to a similar third party review prior to any reimbursement of Ciena by the SBA. In connection with this agreement, Ciena also entered into an escrow agreement with the SBA and an escrow agent in which Ciena agreed to deposit $10 million with the escrow agent for any additional payments Ciena may be obligated to pay to the SBA in the future. Ciena remains subject to SBA rules and regulations and as a result may be required to make additional payments to the SBA in the ordinary course of business.
      On or about January 16, 2007, Ciena and its subsidiary Business Loan Center LLC (BLC) became aware of a lawsuit titled, United States, ex rel James R. Brickman and Greenlight Capital, Inc. v. Business Loan Express LLC f/k/a Business Loan Express, Inc.; Business Loan Center LLC f/k/a Business Loan Center, Inc.; Robert Tannenhauser; Matthew McGee; and George Harrigan, 05-CV-3147 (JEC). The complaint includes allegations arising under the False Claims Act and relating to alleged fraud in connection with SBA guarantees on shrimp vessel loans. On December 18, 2007, the United States District Court for the Northern District of Georgia dismissed all claims in this matter. In January 2008, the plaintiffs filed a notice of their intention to appeal the dismissal.
      These investigations, audits, reviews, and litigation have had and may continue to have a material adverse impact on Ciena and, as a result, could continue to negatively affect our financial results. We have considered Ciena’s current regulatory issues, ongoing investigations, litigation, and the repositioning of its business in performing the valuation of Ciena at December 31, 2007. See “Results of Operations — Valuation of Ciena Capital LLC” below. We are monitoring the situation.
      Mercury Air Centers, Inc. At December 31, 2006, our investment in Mercury Air Centers, Inc. (Mercury) totaled $84.3 million at cost and $244.2 million at value, or 5.0% of our total assets, which included unrealized appreciation of $159.9 million. We completed the purchase of a majority ownership in Mercury in April 2004.
      In August 2007, we completed the sale of our majority equity interest in Mercury. For the year ended December 31, 2007, we realized a gain of $262.4 million, subject to post-closing adjustments. In addition, we were repaid approximately $51 million of subordinated debt outstanding to Mercury at closing.
      Mercury owned and operated fixed base operations generally under long-term leases from local airport authorities, which consisted of terminal and hangar complexes that serviced the needs of the general aviation community. Mercury was headquartered in Richmond Heights, OH.

      Total interest and related portfolio income earned from our investment in Mercury for the years ended December 31, 2007, 2006, and 2005, was as follows:

	2007	2006	2005
($ in millions)
Interest income	$5.1	$9.3	$8.8
Fees and other income	0.2	0.6	0.7

Total interest and related portfolio income	$5.3	$9.9	$9.5

      Net change in unrealized appreciation or depreciation for the year ended December 31, 2007, included an increase in unrealized appreciation totaling $74.9 million for the first half of 2007 and the reversal of $234.8 million associated with the sale of our majority equity interest in the third quarter of 2007. Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on our investment in Mercury of $106.1 million and $53.8 million for the years ended December 31, 2006 and 2005, respectively.
      Advantage Sales & Marketing, Inc.     At December 31, 2005, our investment in Advantage totaled $257.7 million at cost and $660.4 million at value, or 16.4% of our total assets, which included unrealized appreciation of $402.7 million. Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA. We completed the purchase of a majority ownership in Advantage in June 2004.
      On March 29, 2006, we sold our majority equity interest in Advantage. We were repaid our $184 million in subordinated debt outstanding at closing. For the year ended December 31, 2006, we realized a gain on the sale of our equity investment of $434.4 million, subject to post-closing adjustments and excluding any earn-out amounts. We realized additional gains in 2007 resulting from post-closing adjustments and an earn-out payment totaling $3.4 million, subject to additional post-closing adjustments.
      As consideration for the common stock sold in the transaction, we received a $150 million subordinated note, with the balance of the consideration paid in cash. In addition, a portion of our cash proceeds from the sale of the common stock were placed in escrow, subject to certain holdback provisions. At December 31, 2007, the amount of the escrow included in other assets on our consolidated balance sheet was approximately $25 million. For tax purposes, the receipt of the $150 million subordinated note as part of our consideration for the common stock sold and the hold back of certain proceeds in escrow will generally allow us, through installment treatment, to defer the recognition of taxable income for a portion of our realized gain until the note or other amounts are collected.
      Total interest and related portfolio income earned from our investment in Advantage while we held a majority equity interest was $14.1 million (which included a prepayment premium of $5.0 million), and $37.4 million, for the years ended December 31, 2006, and 2005, respectively. In addition, we earned structuring fees of $2.3 million on our new $150 million subordinated debt investment in Advantage upon the closing of the sale transaction in 2006. Net change in unrealized appreciation or depreciation for the year ended December 31, 2006, included the reversal of $389.7 million of previously recorded unrealized appreciation associated with the realization of a gain on the sale of our majority equity interest in Advantage and for the year ended December 31, 2005, included an increase in unrealized appreciation of $378.4 million, related to our majority equity interest investment in Advantage.
      In connection with the sale transaction, we retained an equity investment in the business valued at $15 million at closing as a minority shareholder. During the fourth quarter of 2006, Advantage made a distribution on this minority equity investment, which resulted in a realized gain of $4.8 million.
      Our investment in Advantage at December 31, 2007, which was composed of subordinated debt and a minority equity interest, totaled $154.8 million at cost and $165.8 million at value, which included unrealized appreciation of $11.0 million.
Commercial Real Estate Finance
      The commercial real estate finance portfolio at value, investment activity, and the yield on interest-bearing investments at and for the years ended December 31, 2007, 2006, and 2005, were as follows:

	At and for the Years Ended December 31,

	2007		2006		2005

	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)
($ in millions)
Portfolio at value:
Commercial mortgage loans	65.4	6.8%	71.9	7.5%	102.6	7.6%
Real estate owned	21.3		19.6		13.9
Equity interests	34.5		26.7		10.6

Total portfolio	$121.2		$118.2		$127.1

Investments funded	$18.0		$14.4		$213.5
Change in accrued or reinvested interest	$(0.7)		$1.0		$(18.0)
Principal collections related to investment repayments or sales(2)	$23.4		$39.9		$799.5

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.
(2)	Principal collections related to investment repayments or sales for the year ended December 31, 2005, included $718.1 million related to the sale of our CMBS and CDO portfolio in May 2005.

     Our commercial real estate investments funded for the years ended December 31, 2007, 2006, and 2005, were as follows:

	Face		Amount
($ in millions)	Amount	Discount	Funded
For the Year Ended December 31, 2007
Commercial mortgage loans	$17.0	$—	$17.0
Equity interests	1.0	—	1.0

Total	$18.0	$—	$18.0

For the Year Ended December 31, 2006
Commercial mortgage loans	$8.0	—	8.0
Equity interests	6.4	—	6.4

Total	$14.4	$—	$14.4

For the Year Ended December 31, 2005
CMBS bonds(1)	$211.5	$(90.5)	$121.0
Commercial mortgage loans	88.5	(0.8)	87.7
Equity interests	4.8	—	4.8

Total	$304.8	$(91.3)	$213.5

(1)	The CMBS bonds invested in during 2005 were sold on May 3, 2005.
     At December 31, 2007, we had outstanding funding commitments related to commercial mortgage loans and equity interests of $41.2 million, and commitments in the form of standby letters of credit and guarantees related to equity interests of $8.2 million.
      Sale of CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares.     On May 3, 2005, we completed the sale of our portfolio of commercial mortgage-backed securities (CMBS) and real estate related collateralized debt obligation (CDO) bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and a net realized gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. The CMBS and CDO assets sold had a cost basis at closing of $739.8 million, including accrued interest of $21.7 million. Upon the closing of the sale, we settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which was included in the net realized gain on the sale.
      Simultaneous with the sale of our CMBS and CDO portfolio, we entered into a platform assets purchase agreement with CWCapital Investments LLC, an affiliate of the Caisse (CWCapital), pursuant to which we agreed to sell certain commercial real estate related assets, including servicer advances, intellectual property, software and other platform assets, subject to certain adjustments. Under this agreement, we agreed not to primarily invest in non-investment grade CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years or through May 2008 subject to certain limitations and excluding our existing portfolio and related activities.
      The real estate securities purchase agreement, under which we sold the CMBS and CDO portfolio, and the platform asset purchase agreement contain customary representations and warranties, and require us to indemnify the affiliates of the Caisse that are parties to the agreements for certain liabilities arising under the agreements, subject to certain limitations and conditions.

Managed Funds
      We manage funds that invest in the debt and equity of primarily private middle market companies in a variety of industries. As of December 31, 2007, the funds that we manage had total assets of approximately $400 million. During 2007, we launched the Allied Capital Senior Debt Fund, L.P. and the Unitranche Fund LLC, and in early 2008, we formed the AGILE Fund I, LLC, all discussed below (together, the Managed Funds). Our responsibilities to the Managed Funds may include deal origination, underwriting, and portfolio monitoring and development services consistent with the activities that we perform for our portfolio. Each of the Managed Funds may separately invest in the debt or equity of a portfolio company. Our portfolio may include debt or equity investments issued by the same portfolio company as investments held by one or more Managed Funds, and these investments may be senior, pari passu or junior to the debt and equity investments held by us. We may or may not participate in investments made by investment funds managed by us or one of our affiliates. We expect to continue to grow our managed capital base and have identified other private equity-related funds that we intend to develop. By growing our privately managed capital base, we are seeking to diversify our sources of capital, leverage our core investment expertise and increase fees and other income from asset management activities.
      Allied Capital Senior Debt Fund, L.P. The Allied Capital Senior Debt Fund, L.P. (ACSDF) is a private fund that generally invests in senior, unitranche and second lien debt. ACSDF has closed on $125 million in equity capital commitments and had total assets of approximately $400 million at December 31, 2007. AC Corp, our wholly-owned subsidiary, is the investment manager and Callidus acts as special manager to ACSDF. One of our affiliates is the general partner of ACSDF, and AC Corp serves as collateral manager to a warehouse financing vehicle associated with ACSDF. AC Corp will earn a management fee of up to 2% per annum of the net asset value of ACSDF and will pay Callidus 25% of that management fee to compensate Callidus for its role as special manager.
      We are a special limited partner in ACSDF, which is a portfolio investment, and have committed and funded $31.8 million to ACSDF. At December 31, 2007, our investment in ACSDF totaled $31.8 million at cost and $32.8 million at value. As a special limited partner, we expect to earn an incentive allocation of 20% of the annual net income of ACSDF, subject to certain performance benchmarks. The value of our investment in ACSDF is based on the net asset value of ACSDF, which reflects the capital invested plus our allocation of the net earnings of ACSDF, including the incentive allocation.
      In connection with ACSDF’s formation in June 2007, we sold an initial portfolio of approximately $183 million of seasoned assets with a weighted average yield of 10.3% to a warehouse financing vehicle associated with ACSDF. In the second half of 2007, we sold $41.7 million of seasoned assets with a weighted average yield of 8.5% to the warehouse financing vehicle. We may offer to sell additional loans to ACSDF or the warehouse financing vehicle. ACSDF or the warehouse financing vehicle may purchase loans from us. ACSDF also purchases loans from other third parties. In addition, during the second half of 2007, we repurchased one asset for $12.0 million from ACSDF, which we had sold to ACSDF in June 2007.
      Unitranche Fund LLC. In December 2007, we formed the Unitranche Fund LLC (Unitranche Fund), which we co-manage with an affiliate of General Electric Capital Corporation (GE). The Unitranche Fund is a private fund that generally focuses on making first lien unitranche loans to middle market companies with EBITDA of at least $15 million. The Unitranche Fund may invest up to $270 million for a single borrower. For financing needs greater than $270 million, we and GE may jointly underwrite additional financing for a total unitranche financing of up to $500 million. Allied Capital, GE and the Unitranche Fund may co-invest in a single borrower, with the Unitranche Fund holding at least a majority of the issuance. We may hold the portion of a unitranche loan underwritten by us. GE has committed $3.075 billion to the Unitranche Fund consisting of

$3.0 billion of senior notes and $0.075 billion of subordinated certificates and we have committed $525.0 million of subordinated certificates. The Unitranche Fund will be capitalized as transactions are completed. At December 31, 2007, our investment in the Unitranche Fund totaled $0.7 million at cost and at value.
      The Unitranche Fund is governed by an investment committee with equal representation from Allied Capital and GE and both Allied Capital and GE provide origination, underwriting and portfolio management services to the Unitranche Fund and its affiliates. We will earn a management and sourcing fee totaling 0.375% per annum of managed assets.
      AGILE Fund I, LLC. In January 2008, we entered into an investment agreement with the Goldman Sachs Private Equity Group, part of Goldman Sachs Asset Management (Goldman Sachs). As part of the investment agreement, we agreed to sell a pro-rata strip of private equity and debt investments to AGILE Fund I, LLC (AGILE), a private fund in which a fund managed by Goldman Sachs owns substantially all of the interests, for a total transaction value of $169 million. The majority of the investment sale closed simultaneously with the execution of the investment agreement. The sales of the remaining assets are expected to close by the end of the first quarter of 2008, subject to certain terms and conditions.
      The sale to AGILE included 13.7% of our equity investments in 23 of our buyout portfolio companies and 36 of our minority equity portfolio companies for a total purchase price of $109 million. In addition, we sold approximately $60 million in debt investments, which represented 7.3% of our unitranche, second lien and subordinated debt investments in the buyout investments included in the equity sale. AGILE generally has the right to co-invest in its proportional share of any future follow-on investment opportunities presented by the companies in its portfolio.
      We are the managing member of AGILE, and will be entitled to an incentive allocation subject to certain performance benchmarks. We own the remaining interests in AGILE not held by Goldman Sachs.
      In addition, pursuant to the investment agreement Goldman Sachs has committed to invest at least $125 million in future investment vehicles managed by us and will have future opportunities to invest in our affiliates, or vehicles managed by them, and to coinvest alongside us in the future, subject to various terms and conditions. As part of this transaction, we have also agreed to sell 11 venture capital and private equity limited partnership investments for approximately $28 million to a fund managed by Goldman Sachs, which will assume the $6.5 million of unfunded commitments related to these limited partnership investments. The sales of these limited partnership investments are expected to be completed by May 2008.
      In aggregate, including capital committed to our managed funds and our balance sheet, we have approximately $9 billion in managed capital.
PORTFOLIO ASSET QUALITY
      Portfolio by Grade. We employ a grading system for our entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.

      At December 31, 2007 and 2006, our portfolio was graded as follows:

	2007		2006

	Portfolio	Percentage of	Portfolio	Percentage of
Grade	at Value	Total Portfolio	at Value	Total Portfolio

($ in millions)
1	$1,539.6	32.2%	$1,307.3	29.1%
2	2,915.7	61.0	2,672.3	59.4
3	122.5	2.6	308.1	6.9
4	157.2	3.3	84.2	1.9
5	45.5	0.9	124.2	2.7

	$4,780.5	100.0%	$4,496.1	100.0%

      The amount of the portfolio in each grading category may vary substantially from year to year resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment, and exit activity, changes in the grade of investments to reflect our expectation of performance, and changes in investment values. We expect that a number of investments will be in the Grades 4 or 5 categories from time to time. Part of the private equity business is working with troubled portfolio companies to improve their businesses and protect our investment. The number and amount of investments included in Grade 4 and 5 may fluctuate from year to year. We continue to follow our historical practice of working with portfolio companies in order to recover the maximum amount of our investment. Grade 4 and 5 assets include loans, debt securities, and equity securities.
      Total Grade 4 and 5 portfolio assets were $202.7 million and $208.4 million, respectively, or were 4.2% and 4.6%, respectively, of the total portfolio value at December 31, 2007 and 2006.
      At December 31, 2007, our Class A equity interests in Ciena, valued at $68.6 million, were classified as Grade 4, and our Class B and Class C equity interests, which had no value, were classified as Grade 5. At December 31, 2006, $135.9 million of our investment in Ciena at value was classified as Grade 3, which included our Class A equity interests and certain of our Class B equity interests that were not depreciated, and $74.8 million of our investment in Ciena at value was classified as Grade 5, which included certain of our Class B equity interests and all our Class C equity interests that were depreciated at December 31, 2006. See “— Private Finance — Ciena Capital LLC” above.
      Loans and Debt Securities on Non-Accrual Status. In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. In addition, interest may not accrue on loans to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. To the extent interest payments are received on a loan that is not accruing interest, we may use such payments to reduce our cost basis in the investment in lieu of recognizing interest income.

      At December 31, 2007 and 2006, loans and debt securities at value not accruing interest for the total investment portfolio were as follows:

	2007	2006
($ in millions)
Loans and debt securities in workout status (classified as Grade 4 or 5)(1)
Private finance
Companies more than 25% owned	$114.1	$51.1
Companies 5% to 25% owned	11.7	4.0
Companies less than 5% owned	23.8	31.6
Commercial real estate finance	12.4	12.2
Loans and debt securities not in workout status
Private finance
Companies more than 25% owned	21.4	87.1
Companies 5% to 25% owned	13.4	7.2
Companies less than 5% owned	13.3	38.9
Commercial real estate finance	1.9	6.7

Total	$212.0	$238.8

Percentage of total portfolio	4.4%	5.3%

(1)	Workout loans and debt securities exclude equity securities that are included in the total Grade 4 and 5 assets above.
     At December 31, 2007 and 2006, our Class A equity interests in Ciena of $68.6 million, which represented 1.4% of the total portfolio at value, and $66.6 million, which represented 1.5% of the total portfolio at value, respectively, were included in non-accruals. At December 31, 2007, these Class A equity interests were classified as Grade 4 and at December 31, 2006, these Class A equity interests were classified as Grade 3. See “ — Private Finance — Ciena Capital LLC” above.
      Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities greater than 90 days delinquent at value at December 31, 2007 and 2006, were as follows:

	2007	2006

($ in millions)
Private finance	$139.9	$46.5
Commercial mortgage loans	9.2	1.9

Total	$149.1	$48.4

Percentage of total portfolio	3.1%	1.1%
      The amount of loans and debt securities over 90 days delinquent increased to $149.1 million at December 31, 2007, from $48.4 million at December 31, 2006. The increase in loans and debt securities over 90 days delinquent primarily relates to not receiving payment on our Class A equity interests of Ciena, which became over 90 days delinquent in the first quarter of 2007. At December 31, 2007, the Class A equity interests were $68.6 million, or 1.4% of the total portfolio at value. These equity interests were placed on non-accrual during the fourth quarter of 2006. See “ — Private Finance, Ciena Capital LLC” above.
      The amount of the portfolio that is on non-accrual status or greater than 90 days delinquent may vary from year to year. Loans and debt securities on non-accrual status and over 90 days delinquent should not be added together as they are two separate measures of portfolio asset quality. Loans and debt securities that are in both categories (i.e., on non-accrual status and over 90 days delinquent) totaled $149.1 million and $44.3 million at December 31, 2007 and 2006, respectively.

OTHER ASSETS AND OTHER LIABILITIES
      Other assets is composed primarily of fixed assets, assets held in deferred compensation trusts, prepaid expenses, deferred financing and offering costs, and accounts receivable, which includes amounts received in connection with the sale of portfolio companies, including amounts held in escrow, and other receivables from portfolio companies. At December 31, 2007 and 2006, other assets totaled $157.9 million and $123.0 million, respectively. The increase since December 31, 2006, was primarily the result of an increase in prepaid expenses related to tax deposits, deferred financing costs, assets held in deferred compensation trusts, and escrow receivables. See “— Private Finance” above.
      Accounts payable and other liabilities is primarily composed of the liabilities related to the deferred compensation trust and accrued interest, bonus and taxes, including excise tax. At December 31, 2007 and 2006, accounts payable and other liabilities totaled $153.3 million and $147.1 million, respectively. The increase since December 31, 2006, was primarily the result of an increase in the accrued interest payable of $7.1 million. Accrued interest fluctuates from period to period depending on the amount of debt outstanding and the contractual payment dates of the interest on such debt.

RESULTS OF OPERATIONS
Comparison of the Years Ended December 31, 2007, 2006, and 2005
      The following table summarizes our operating results for the years ended December 31, 2007, 2006, and 2005.

				Percent				Percent
	2007	2006	Change	Change	2006	2005	Change	Change
(in thousands, except per share amounts)
Interest and Related Portfolio Income
Interest and dividends	$417,576	$386,427	$31,149	8%	$386,427	$317,153	$69,274	22%
Fees and other income	44,129	66,131	(22,002)	(33)%	66,131	56,999	9,132	16%

Total interest and related portfolio income	461,705	452,558	9,147	2%	452,558	374,152	78,406	21%

Expenses
Interest	132,080	100,600	31,480	31%	100,600	77,352	23,248	30%
Employee	89,155	92,902	(3,747)	(4)%	92,902	78,300	14,602	19%
Employee stock options	35,233	15,599	19,634	126%	15,599	—	15,599	—
Administrative	50,580	39,005	11,575	30%	39,005	69,713	(30,708)	(44)%

Total operating expenses	307,048	248,106	58,942	24%	248,106	225,365	22,741	10%

Net investment income before income taxes	154,657	204,452	(49,795)	(24)%	204,452	148,787	55,665	37%
Income tax expense, including excise tax	13,624	15,221	(1,597)	(10)%	15,221	11,561	3,660	32%

Net investment income	141,033	189,231	(48,198)	(25)%	189,231	137,226	52,005	38%

Net Realized and Unrealized Gains (Losses)
Net realized gains	268,513	533,301	(264,788)	(50)%	533,301	273,496	259,805	95%
Net change in unrealized appreciation or depreciation	(256,243)	(477,409)	221,166	*	(477,409)	462,092	(939,501)	*

Total net gains (losses)	12,270	55,892	(43,622)	*	55,892	735,588	(679,696)	*

Net income	$153,303	$245,123	$(91,820)	(37)%	$245,123	$872,814	$(627,691)	(72)%

Diluted earnings per common share	$0.99	$1.68	$(0.69)	(41)%	$1.68	$6.36	$(4.68)	(74)%

Weighted average common shares outstanding — diluted	154,687	145,599	9,088	6%	145,599	137,274	8,325	6%

*	Net change in unrealized appreciation or depreciation and net gains (losses) can fluctuate significantly from year to year.

     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income and fees and other income.
      Interest and Dividends. Interest and dividend income for the years ended December 31, 2007, 2006, and 2005, was composed of the following:

	2007	2006	2005
($ in millions)
Interest
Private finance loans and debt securities	$376.1	$348.4	$247.8
Preferred shares/income notes of CLOs	18.0	11.5	3.2
CMBS and real estate-related CDO portfolio	—	—	29.4
Commercial mortgage loans	6.4	8.3	7.6
Cash, U.S. Treasury bills, money market and other securities	15.1	14.0	9.4

Total interest	415.6	382.2	297.4
Dividends	2.0	4.2	19.8

Total interest and dividends	$417.6	$386.4	$317.2

      The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the year multiplied by the weighted average yield. The interest-bearing investments in the portfolio at value and the yield on the interest-bearing investments in the portfolio at December 31, 2007, 2006, and 2005, were as follows:

	2007		2006		2005

($ in millions)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)

Loans and debt securities:
Private finance	$3,414.6	12.1%	$3,185.2	11.9%	$2,094.9	13.0%
Commercial mortgage loans	65.4	6.8%	71.9	7.5%	102.6	7.6%

Total loans and debt securities	3,480.0	12.0%	3,257.1	11.8%	2,197.5	12.8%
Equity securities:
Preferred shares/income notes of CLOs	203.0	14.6%	97.2	15.5%	72.3	13.7%

Total interest bearing securities	$3,683.0	12.1%	$3,354.3	11.9%	$2,269.8	12.8%

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) preferred shares/income notes of CLOs at value. The weighted average yields are computed as of the balance sheet date.
     Our interest income from our private finance loans and debt securities has increased year over year primarily as a result of the growth in this portfolio. The private finance loan and debt securities portfolio yield at December 31, 2007, of 12.1% as compared to the private finance portfolio yield of 11.9% and 13.0% at December 31, 2006 and 2005, respectively, reflects the mix of debt investments in the private finance loan and debt securities portfolio. The weighted average yield varies from year to year based on the current stated interest on loans and debt securities and the amount of loans and debt securities for which interest is not accruing. See the discussion of the private finance portfolio yield above under the caption “— Portfolio and Investment Activity — Private Finance.”
      Interest income also includes the effective interest yield on our investments in the preferred shares/income notes of CLOs. Interest income from these investments has increased year over year primarily as a result of the growth in these assets. The weighted average yield on the preferred shares/income notes of the CLOs at December 31, 2007, was 14.6%, as compared to the weighted average yield on the preferred shares/income notes of the CLOs yield of 15.5% and 13.7% at December 31, 2006 and 2005, respectively.
      There was no interest income from the CMBS and real estate-related CDO portfolio in 2007 or 2006 as we sold this portfolio on May 3, 2005. The CMBS and CDO portfolio sold had a cost basis of $718.1 million and a weighted average yield on the cost basis of the portfolio of approximately 13.8%. We generally reinvested the principal proceeds from the CMBS and CDO portfolio into our private finance portfolio.
      Interest income from cash, U.S. Treasury bills, money market and other securities results primarily from interest earned on our liquidity portfolio and excess cash on hand. During the fourth quarter of 2005, we established a liquidity portfolio that was composed primarily of money market and other securities and U.S. Treasury bills. At December 31, 2007, the liquidity portfolio was composed primarily of money market securities. See “Financial Condition, Liquidity and Capital Resources” below. The value and weighted average yield of the liquidity portfolio was $201.2 million and 4.6%, respectively, at December 31, 2007, $201.8 million and 5.3%, respectively, at December 31, 2006, and $200.3 million and 4.2%, respectively, at December 31, 2005.
      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from year to year depending upon the timing and amount of dividends that are declared or paid by a portfolio company on preferred or common equity interests. Dividend income for the years ended December 31, 2007 and 2006, did not include any dividends from Ciena. See “— Private Finance, Ciena Capital LLC” above. Dividend income for the year ended December 31, 2005, included dividends from Ciena on the Class B equity interests held by us of $14.0 million. For the year ended December 31, 2005, $12.0 million of these dividends were paid in cash and $2.0 million of these dividends were paid through the issuance of additional Class B equity interests.
      Fees and Other Income. Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management and consulting services to portfolio companies, commitments, guarantees, and other services and loan prepayment premiums. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.
      Fees and other income for the years ended December 31, 2007, 2006, and 2005, included fees relating to the following:

	2007	2006	2005
($ in millions)
Structuring and diligence	$20.7	$37.3	$24.6
Management, consulting and other services provided to portfolio companies(1)	9.6	11.1	14.4
Commitment, guaranty and other fees from portfolio companies(2)	9.3	8.8	9.3
Fund management fees(3)	0.5	—	—
Loan prepayment premiums	3.7	8.8	6.3
Other income	0.3	0.1	2.4

Total fees and other income(4)	$44.1	$66.1	$57.0

(1)	2006 includes $1.8 million in management fees from Advantage prior to its sale on March 29, 2006. See “— Portfolio and Investment Activity” above for further discussion. 2005 includes $6.5 million in management fees from Advantage. 2006 and 2005 included management fees from Ciena of $1.7 million and $2.9 million, respectively. We did not charge Ciena management fees in 2007 or in the fourth quarter of 2006. See “ — Private Finance — Ciena Capital LLC” above.

(2)	Includes guaranty and other fees from Ciena of $5.4 million, $6.1 million, and $6.3 million for 2007, 2006, and 2005, respectively. See “— Private Finance — Ciena Capital LLC” above.

(3)	See “Portfolio and Investment Activity — Managed Funds” above.

(4)	Fees and other income related to the CMBS and CDO portfolio were $4.1 million for 2005. As noted above, we sold our CMBS and CDO portfolio on May 3, 2005.

     Fees and other income are generally related to specific transactions or services and therefore may vary substantially from year to year depending on the level of investment activity, the types of services provided and the level of assets in managed funds for which we earn management or other fees. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.
      Structuring and diligence fees primarily relate to the level of new investment originations. Private finance investments funded were $1.8 billion for the year ended December 31, 2007, as compared to $2.4 billion and $1.5 billion for the years ended December 31, 2006 and 2005, respectively. This resulted in lower structuring and diligence fees in 2007 versus 2006.
      Loan prepayment premiums for the year ended December 31, 2006, included $5.0 million related to the repayment of our subordinated debt in connection with the sale of our majority equity interest in Advantage on March 29, 2006. See “— Portfolio and Investment Activity” above for further discussion. While the scheduled maturities of private finance and commercial real estate loans generally range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment.
      See “— Portfolio and Investment Activity” above for further information regarding our total interest and related portfolio income for Ciena, Mercury, and Advantage.
      Operating Expenses. Operating expenses include interest, employee, employee stock options, and administrative expenses.
      Interest Expense. The fluctuations in interest expense during the years ended December 31, 2007, 2006, and 2005, were primarily attributable to changes in the level of our borrowings under various notes payable and our revolving line of credit. Our borrowing activity and weighted average cost of debt, including fees and debt financing costs, at and for the years ended December 31, 2007, 2006, and 2005, were as follows:

	2007	2006	2005
($ in millions)
Total outstanding debt	$2,289.5	$1,899.1	$1,284.8
Average outstanding debt	$1,924.2	$1,491.0	$1,087.1
Weighted average cost(1)	6.5%	6.5%	6.5%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees, other facility fees and debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.
     In addition, interest expense included interest paid to the Internal Revenue Service related to installment sale gains totaling $5.8 million, $0.9 million, and $0.6 million for the years ended December 31, 2007, 2006, and 2005, respectively. See “Dividends and Distributions” below.

      Interest expense also included interest on our obligations to replenish borrowed Treasury securities related to our hedging activities of $0.7 million and $1.4 million for the years ended December 31, 2006 and 2005, respectively.
      Employee Expense. Employee expenses for the years ended December 31, 2007, 2006, and 2005, were as follows:

	2007	2006	2005
($ in millions)
Salaries and employee benefits	$83.9	$73.8	$57.3
Individual performance award (IPA)	9.8	8.1	7.0
IPA mark to market expense (benefit)	(14.0)	2.9	2.0
Individual performance bonus (IPB)	9.5	8.1	6.9
Transition compensation, net(1)	—	—	5.1

Total employee expense(2)	$89.2	$92.9	$78.3

Number of employees at end of period	177	170	131

(1)	Transition compensation for the year ended December 31, 2005, included $3.1 million of costs under retention agreements and $3.1 million of transition services bonuses awarded to certain employees in the commercial real estate group as a result of the sale of the CMBS and CDO portfolio. Transition compensation costs were reduced by $1.1 million for salary reimbursements from CWCapital under a transition services agreement.

(2)	Excludes stock options expense. See below.
     The change in salaries and employee benefits reflects the effect of compensation increases, the change in mix of employees given their area of responsibility and relevant experience level and an increase in the number of employees. The overall increase in salaries and employee benefits also reflects the competitive environment for attracting and retaining talent in the private equity industry. Salaries and employee benefits include an accrual for employee bonuses, which are generally paid annually after the completion of the fiscal year. Salaries and employee benefits included bonus expense of $40.1 million, $38.2 million, and $26.9 million for the years ended December 31, 2007, 2006, and 2005, respectively.
      The IPA is an incentive compensation program for certain officers and is generally determined annually at the beginning of each year. Through December 31, 2007, the IPA was deposited into a deferred compensation trust generally in four equal installments, on a quarterly basis, in the form of cash. The trustee was required to use the cash to purchase shares of our common stock in the open market. The accounts of the trust are consolidated with our accounts. We are required to mark to market the liability of the trust and this adjustment is recorded to the IPA compensation expense. Because the IPA has been deferred compensation, the cost of this award is not a current expense for purposes of computing our taxable income until distributions are made from the trust.
      On December 14, 2007, our Board of Directors made a determination that it is in Allied Capital’s best interest to terminate our deferred compensation plans. The Board of Directors’ decision was primarily in response to increased complexity resulting from recent changes in the regulation of deferred compensation arrangements. The Board of Directors resolved that our deferred compensation plans will be terminated in accordance with the provisions of each of the plans and the accounts under the plans will be distributed to participants in full on March 18, 2008, the termination and distribution date, or as soon as is reasonably practicable thereafter, in accordance with the transition rule for payment elections under Section 409A of the Internal Revenue Code of 1986.
      Distributions from the plans will be made in cash or shares of our common stock, net of required withholding taxes. The assets of the rabbi trust related to The Allied Capital Corporation Non-Qualified Deferred Compensation Plans (DCPs I) are primarily invested in assets other than shares of our common stock. At December 31, 2007, the liability to participants related to DCPs I was valued at $21.1 million in the aggregate, and that liability is fully funded by assets held in the rabbi trust.
      The assets of the rabbi trust related to The Allied Capital Corporation Non-Qualified Deferred Compensation Plans II(DCPs II) are primarily invested in shares of our common stock. At December 31, 2007, the liability to participants related to DCPs II was valued at $31.4 million in the aggregate, and that liability is fully funded by assets held in the rabbi trust. At December 31, 2007, the DCPs II rabbi trust held approximately 1.4 million shares of our common stock.
      The account balances in the plans have accumulated as a result of prior compensation earned by the participants. The contributions to the plans reflect a combination of participant elective compensation deferrals and non-elective employer contributions, including contributions related to previously earned individual performance awards. The distribution of the DCPs I and DCPs II assets will result in a tax deduction for 2008, subject to the limitations set by Section 162(m) of the Code for persons subject to such section.
      The IPB is distributed in cash to award recipients throughout the year (beginning in February of each respective year) as long as the recipient remains employed by us.
      The Compensation Committee of the Board of Directors and the Board of Directors have determined the IPA and the IPB for 2008 and they are currently estimated to be approximately $9.6 million each; however, the Compensation Committee may adjust the IPA or IPB as needed, or make new awards as new officers are hired. For 2008, the Compensation Committee has determined that the IPAs will be paid in cash in two equal installments during the year, as long as the recipient remains employed by us. If a recipient terminates employment during the year, any remaining payments under the IPA or IPB would be forfeited.
      Stock Options Expense. Effective January 1, 2006, we adopted Statement No. 123 (Revised 2004), Share-Based Payment (SFAS 123R) using the modified prospective method of application, which required us to recognize compensation costs on a prospective basis beginning January 1, 2006. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, will be recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for proforma disclosure under SFAS 123R. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized in the consolidated statement of operations over the service period. Our employee stock options are typically granted with ratable vesting provisions, and we amortize the compensation cost over the related service period. The stock option expense for the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
($ in millions)
Employee Stock Option Expense:
Options granted:
Previously awarded, unvested options as of January 1, 2006	$10.1	$13.2
Options granted on or after January 1, 2006	10.7	2.4

Total options granted	20.8	15.6
Options cancelled in connection with tender offer (see below)	14.4	—

Total employee stock option expense	$35.2	$15.6

      Options Granted. In addition to the employee stock option expense for both options granted, for both the years ended December 31, 2007 and 2006, administrative expense included $0.2 million of expense related to options granted to directors during each year. Options were granted to non-officer directors in the second quarters of 2007 and 2006. Options granted to non-officer directors vest on the grant date and therefore, the full expense is recorded on the grant date.

      During the second quarter of 2007, options were granted for 6.4 million shares. One-third of the options granted to employees vested on June 30, 2007; therefore, approximately one-third of the expense related to this grant, or $5.9 million, was recorded in the second quarter of 2007. Of the remaining options granted, one-half will vest on June 30, 2008, and one-half will vest on June 30, 2009. We estimate that the employee-related stock option expense for outstanding unvested options as of December 31, 2007, will be approximately $9.7 million and $2.8 million for the years ended December 31, 2008 and 2009, respectively. This estimate may change if our assumptions related to future option forfeitures change. This estimate does not include any expense related to stock option grants after December 31, 2007, as the fair value of those stock options will be determined at the time of grant.
      On February 1, 2008, the Compensation Committee of our Board of Directors granted 7.1 million options with an exercise price of $22.96. The options vest ratably over a three-year period beginning on June 30, 2009. The estimated expense detailed above does not include any expense related to the options granted in 2008.
      Options Cancelled in Connection with Tender Offer. On July 18, 2007, we completed a tender offer to our optionees who held vested “in-the-money” stock options as of June 20, 2007,where optionees received an option cancellation payment (OCP), equal to the “in-the-money” value of the stock options cancelled determined using a Weighted Average Market Price of $31.75 paid one-half in cash and one-half in unregistered shares of our common stock. We accepted for cancellation 10.3 million vested options held by employees and non-officer directors, which in the aggregate had a weighted average exercise price of $21.50. This resulted in a total option cancellation payment of approximately $105.6 million, of which $52.8 million was paid in cash and $52.8 million was paid through the issuance of 1.7 million unregistered shares of the Company’s common stock. Our stockholders approved the issuance of the shares of our common stock in exchange for the cancellation of vested “in-the-money” stock options at our 2006 Annual Meeting of Stockholders. Cash payments to employee optionees were paid net of required payroll and income tax withholdings.
      The OCP was equal to the “in-the-money” value of the stock options cancelled, determined using the Weighted Average Market Price of $31.75, and was paid one-half in cash and one-half in unregistered shares of the Company’s common stock. In accordance with the terms of the tender offer, the Weighted Average Market Price represented the volume weighted average price of our common stock over the fifteen trading days preceding the first day of the offer period, or June 20, 2007. Because the Weighted Average Market Price at the commencement of the tender offer on June 20, 2007, was higher than the market price of our common stock at the close of the offer on July 18, 2007, SFAS 123R required us to record a non-cash employee-related stock option expense of $14.4 million and administrative expense related to stock options cancelled that were held by non-officer directors of $0.4 million. The same amounts were recorded as an increase to additional paid-in capital and, therefore, had no effect on our net asset value. The portion of the OCP paid in cash of $52.8 million reduced our additional paid-in capital and therefore reduced our net asset value. For income tax purposes, our tax deduction resulting from the OCP will be similar to the tax deduction that would have resulted from an exercise of stock options in the market. Any tax deduction resulting from the OCP or an exercise of stock options in the market is limited by Section 162(m) of the Code.
      Administrative Expense. Administrative expenses include legal and accounting fees, valuation assistance fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, portfolio origination and development expenses, travel costs, stock record expenses, directors’ fees and related stock options expense, and various other expenses. Administrative expenses for the years ended December 31, 2007, 2006, and 2005, were as follows:

	2007	2006	2005
($ in millions)
Administrative expenses	$44.8	$34.0	$33.3
Investigation and litigation costs	5.8	5.0	36.4

Total administrative expenses	$50.6	$39.0	$69.7

      Administrative expenses, excluding investigation and litigation costs, for the year ended December 31, 2007, included costs of $1.4 million incurred in the first quarter of 2007 to engage a third party to conduct a review of Ciena’s internal control systems. See “— Private Finance, Ciena Capital LLC” above. In addition, administrative expenses for the year ended December 31, 2007, included $2.5 million in placement fees related to securing equity commitments to the Allied Capital Senior Debt Fund, L.P. in the second quarter of 2007. See “— Managed Funds — Allied Capital Senior Debt Fund, L.P.” above.
      Administrative expenses, excluding investigation and litigation costs and the costs outlined above, were $40.9 million for the year ended December 31, 2007, which is an increase of $6.9 million from 2006. The increase was primarily due to increased expenses related to directors’ fees of $1.6 million, an increase in stock record expenses of $0.7 million due to the increase in our shareholder base, an increase in rent expense of $0.7 million, and an increase in costs related to evaluating potential new investments of $0.7 million. Costs related to debt investments are generally paid by the borrower, however, costs related to buyout investments are generally funded by us. Accordingly, if a prospective deal does not close, we incur expenses that are not recoverable.
      Investigation and litigation costs are difficult to predict and may vary from year to year. See “Legal Proceedings”.
      Income Tax Expense, Including Excise Tax.     Income tax expense for the years ended December 31, 2007, 2006, and 2005, was as follows:

	2007	2006	2005
($ in millions)
Income tax expense (benefit)	$(2.7)	$0.1	$5.4
Excise tax expense(1)	16.3	15.1	6.2

Income tax expense, including excise tax	$13.6	$15.2	$11.6

(1)	While excise tax expense is presented in the Consolidated Statement of Operations as a reduction to net investment income, excise tax relates to both net investment income and net realized gains.
     Our wholly-owned subsidiary, A.C. Corporation, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate based on its operating results in a given period.
      Our estimated annual taxable income for 2007 exceeded our dividend distributions to shareholders from such taxable income in 2007, and such estimated excess taxable income will be distributed in 2008. Therefore, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions for the year. We have recorded an estimated excise tax of $16.3 million for the year ended December 31, 2007. See “Dividends and Distributions.”
      In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This

interpretation is effective for fiscal years beginning after December 15, 2006. The adoption of this interpretation did not have a significant effect on our consolidated financial position or our results of operations.
      Realized Gains and Losses. Net realized gains primarily result from the sale of equity securities associated with certain private finance investments and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. In 2005, net realized gains also resulted from the sale of real estate-related CMBs bonds and CDO bonds and preferred shares. Net realized gains for the years ended December 31, 2007, 2006, and 2005, were as follows:

	2007	2006	2005
($ in millions)
Realized gains	$400.5	$557.5	$343.1
Realized losses	(132.0)	(24.2)	(69.6)

Net realized gains	$268.5	$533.3	$273.5

      When we exit an investment and realize a gain or loss, we make an accounting entry to reverse any unrealized appreciation or depreciation, respectively, we had previously recorded to reflect the appreciated or depreciated value of the investment. For the years ended December 31, 2007, 2006, and 2005, we reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized as follows:

	2007	2006	2005(1)
($ in millions)
Reversal of previously recorded net unrealized appreciation associated with realized gains	$(332.6)	$(501.5)	$(108.0)
Reversal of previously recorded net unrealized depreciation associated with realized losses	139.8	22.5	68.0

Total reversal	$(192.8)	$(479.0)	$(40.0)

(1)	Includes the reversal of net unrealized appreciation of $6.5 million on the CMBS and CDO assets sold and the related hedges. The net unrealized appreciation recorded on these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole.

     Realized gains for the years ended December 31, 2007, 2006, and 2005, were as follows:
($ in millions)

2007

Portfolio Company	Amount

Private Finance:

Mercury Air Centers, Inc.	$262.4

HMT, Inc.	39.9

Healthy Pet Corp.	36.6

Palm Coast Data, LLC	20.0

Woodstream Corporation	14.6

Wear Me Apparel Corporation	6.1

Mogas Energy, LLC	5.7

Tradesmen International, Inc.	3.8

ForeSite Towers, LLC	3.8

Advantage Sales & Marketing, Inc.	3.4

Geotrace Technologies, Inc.	1.1

Other	3.0

Total private finance	400.4

Commercial Real Estate:

Other	0.1

Total commercial real estate	0.1

Total realized gains	$400.5

2006

Portfolio Company	Amount

Private Finance:

Advantage Sales & Marketing, Inc.(1)	$434.4

STS Operating, Inc.	94.8

Oriental Trading Company, Inc.	8.9

Advantage Sales & Marketing, Inc.(2)	4.8

United Site Services, Inc.	3.3

Component Hardware Group, Inc.	2.8

Opinion Research Corporation	1.9

Nobel Learning Communities, Inc.	1.5

MHF Logistical Solutions, Inc.	1.2

The Debt Exchange, Inc.	1.1

Other	1.5

Total private finance	556.2

Commercial Real Estate:

Other	1.3

Total commercial real estate	1.3

Total realized gains	$557.5

2005

Portfolio Company	Amount

Private Finance:

Housecall Medical Resources, Inc.	$53.7

Fairchild Industrial Products Company	16.2

Apogen Technologies Inc.	9.0

Polaris Pool Systems, Inc.	7.4

MasterPlan, Inc.	3.7

U.S. Security Holdings, Inc.	3.3

Ginsey Industries, Inc.	2.8

E-Talk Corporation	1.6

Professional Paint, Inc.	1.6

Oriental Trading Company, Inc.	1.0

Woodstream Corporation	0.9

Impact Innovations Group, LLC	0.8

DCS Business Services, Inc.	0.7

Other	3.4

Total private finance	106.1

Commercial Real Estate:

CMBS/CDO assets, net(3)	227.7

Other	9.3

Total commercial real estate	237.0

Total realized gains	$343.1

(1)	Represents the realized gain on our majority equity investment only. See “—Private Finance” above.
(2)	Represents a realized gain on our minority equity investment only. See “—Private Finance” above.
(3)	Net of net realized losses from related hedges of $0.7 million for the year ended December 31, 2005.
     Realized losses for the years ended December 31, 2007, 2006, and 2005, were as follows:
($ in millions)

2007

Portfolio Company	Amount

Private Finance:

Global Communications, LLC	$34.3

Jakel, Inc.	24.8

Startec Global Communications, Inc.	20.2

Gordian Group, Inc.	19.3

Powell Plant Farms, Inc.	11.6

Universal Environmental Services, LLC	8.6

PresAir, LLC	6.0

Legacy Partners Group, LLC	5.8

Alaris Consulting, LLC	1.0

Other	0.4

Total realized losses	$132.0

2006

Portfolio Company	Amount

Private Finance:

Staffing Partners Holding Company, Inc.	$10.6

Acme Paging, L.P.	4.7

Cooper Natural Resources, Inc.	2.2

Aspen Pet Products, Inc.	1.6

Nobel Learning Communities, Inc.	1.4

Other	1.6

Total private finance	22.1

Commercial Real Estate:

Other	2.1

Total commercial real estate	2.1

Total realized losses	$24.2

2005

Portfolio Company	Amount

Private Finance:

Norstan Apparel Shops, Inc.	$18.5

Acme Paging, L.P.	13.8

E-Talk Corporation	9.0

Garden Ridge Corporation	7.1

HealthASPex, Inc.	3.5

MortgageRamp, Inc.	3.5

Maui Body Works, Inc.	2.7

Packaging Advantage Corporation	2.2

Other	3.7

Total private finance	64.0

Commercial Real Estate:

Other	5.6

Total commercial real estate	5.6

Total realized losses	$69.6

      Change in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. At December 31, 2007, portfolio investments recorded at fair value were approximately 92% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.
      As a business development company, we have invested in illiquid securities including debt and equity securities of companies, CLO bonds and preferred shares/income notes, and CDO bonds. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
      We are currently analyzing the effect of adoption of Statement No. 157, Fair Value Measurements, which we will be adopting on a prospective basis beginning in the quarter ending March 31, 2008. See “Critical Accounting Policies” below.
      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values. However, we must derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. This financial and other information is generally obtained from the portfolio companies, and may represent unaudited, projected or pro forma financial information. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, the entry multiple for the transaction, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      CLO/CDO Assets are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our CLO/CDO Assets as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. We determine the fair value of our CLO/CDO Assets on an individual security-by-security basis. If we were to sell a group of these CLO/CDO

Assets in a pool in one or more transactions, the total value received for that pool may be different than the sum of the fair values of the individual assets.
      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control.
      We currently intend to continue to work with third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter. We work with these consultants to obtain assistance as additional support in the preparation of our internal valuation analysis. In addition, we may receive third-party assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process.
      The valuation analysis prepared by management is submitted to our Board of Directors who is ultimately responsible for the determination of fair value of the portfolio in good faith. Valuation assistance from Duff & Phelps, LLC (Duff & Phelps) for our private finance portfolio consisted of certain limited procedures (the Procedures) we identified and requested them to perform. Based upon the performance of the Procedures on a selection of our final portfolio company valuations, Duff & Phelps concluded that the fair value of those portfolio companies subjected to the Procedures did not appear unreasonable. In addition, we also received third-party valuation assistance from other third-party consultants for certain private finance portfolio companies. For the years ended December 31, 2007, 2006, and 2005, we received third-party valuation assistance as follows:

	2007

	Q4	Q3	Q2	Q1

Number of private finance portfolio companies reviewed	112	135	92	88
Percentage of private finance portfolio reviewed at value	91.1%	92.1%	92.1%	91.8%

	2006

	Q4	Q3	Q2	Q1

Number of private finance portfolio companies reviewed	81	105	78	78
Percentage of private finance portfolio reviewed at value	82.9%	86.5%	89.6%	87.0%

	2005

	Q4	Q3	Q2	Q1

Number of private finance portfolio companies reviewed	80	89	72	36
Percentage of private finance portfolio reviewed at value	92.4%	89.3%	83.0%	74.5%
      Professional fees for third-party valuation assistance for the years ended December 31, 2007, 2006, and 2005, were $1.8 million, $1.5 million, and $1.4 million, respectively.

      Net Change in Unrealized Appreciation or Depreciation. Net change in unrealized appreciation or depreciation for the years ended December 31, 2007, 2006, and 2005, consisted of the following:

	2007(1)	2006(1)	2005(1)
($ in millions)
Net unrealized appreciation (depreciation)(2)	$(63.4)	$1.6	$502.1
Reversal of previously recorded unrealized appreciation associated with realized gains	(332.6)	(501.5)	(108.0)
Reversal of previously recorded unrealized depreciation associated with realized losses	139.8	22.5	68.0

Net change in unrealized appreciation or depreciation	$(256.2)	$(477.4)	$462.1

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from year to year. As a result, annual comparisons may not be meaningful.

(2)	The sale of certain of our portfolio investments to Goldman Sachs that occurred in the first quarter of 2008 provided transaction values for 59 portfolio investments that were used in the December 31, 2007, valuation process.
     Valuation of Ciena Capital LLC. Our investment in Ciena totaled $327.8 million at cost and $68.6 million at value, which included unrealized depreciation of $259.2 million, at December 31, 2007, and $295.3 million at cost and $210.7 million at value, which included unrealized depreciation of $84.6 million, at December 31, 2006.
      Ciena relies on the asset-backed securitization market to finance its loan origination activity. That financing source is an unreliable one in the current capital markets, and as a result, Ciena has significantly curtailed loan origination activity. To value our investment at December 31, 2007, we determined that no value could be attributed to Ciena’s origination platform or enterprise due to the state of the securitization markets, among other factors. In addition, Ciena’s book value declined during the quarter ended December 31, 2007. We valued our investment in Ciena at December 31, 2007 solely based on the estimated realizable value of Ciena’s net assets, including the estimated realizable value of the cash flows generated from Ciena’s retained interests in its current servicing portfolio, which includes portfolio servicing fees as well as cash flows from Ciena’s equity investments in its securitizations and its interest-only strip. This resulted in a value to our investment, after repayment of senior debt outstanding, of $68.6 million at December 31, 2007.
      We also continued to consider Ciena’s current regulatory issues and ongoing investigations and litigation in performing the valuation analysis at December 31, 2007. (See “— Private Finance, Ciena Capital LLC” above.)
      Net change in unrealized appreciation or depreciation included a net decrease of $174.5 million and $142.3 million for the years ended December 31, 2007 and 2006, respectively, and a net increase of $2.9 million for the year ended December 31, 2005, related to our investment in Ciena. We received valuation assistance from Duff & Phelps for our investment in Ciena at December 31, 2007, 2006, and 2005. See “Valuation Methodology — Private Finance” above for further discussion of the third-party valuation assistance we received.
      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average common shares used to compute diluted earnings per share, which were 154.7 million, 145.6 million, and 137.3 million for the years ended December 31, 2007, 2006, and 2005, respectively.
OTHER MATTERS
      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.
      Dividends are paid to shareholders from taxable income. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses generally are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. See “Dividends and Distributions” below.
      Dividends declared and paid by us in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year from such taxable income. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. See “Dividends and Distributions” below.
      In order to maintain our status as a regulated investment company and obtain regulated investment company tax benefits, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.
DIVIDENDS AND DISTRIBUTIONS
      Total regular quarterly dividends to common shareholders were $2.57, $2.42, and $2.30 per common share for the years ended December 31, 2007, 2006, and 2005, respectively. An extra cash dividend of $0.07, $0.05, and $0.03 per common share was declared during 2007, 2006, and 2005, respectively, and was paid to shareholders on December 27, 2007, January 19, 2007, and January 27, 2006, respectively. The Board of Directors has declared a dividend of $0.65 per common share for the first quarter of 2008.
      Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared considering our estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid from such taxable income for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code (see discussion below). Such income will be treated under the Code as having been distributed during the prior year for purposes of our qualification for RIC tax treatment for such year. The maximum amount of excess taxable income that we may carry over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. Excess taxable income carried over and paid out in the next year is generally subject to a nondeductible 4% excise tax. We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.
      Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.
      The summary of our taxable income and distributions of such taxable income for the years ended December 31, 2007, 2006, and 2005, is as follows:

	2007	2006	2005
($ in millions)
	(ESTIMATED)(1)
Taxable income(2)	$407.6	$601.2	$445.0
Taxable income earned in current year and carried forward for distribution in next year	(403.1)	(402.8)	(156.5)
Taxable income earned in prior year and carried forward and distributed in current year	402.8	156.5	26.0

Total dividends to common shareholders	$407.3	$354.9	$314.5

(1)	Our taxable income for 2007 is an estimate and will not be finally determined until we file our 2007 tax return in September 2008. Therefore, the final taxable income and the taxable income earned in 2007 and carried forward for distribution in 2008 may be different than the estimate above. See “Risk Factors” and Note 10, “Dividends and Distributions and Taxes” of our Notes to Consolidated Financial Statements.
(2)	See Note 10, “Dividends and Distributions and Taxes” of our Notes to Consolidated Financial Statements for further information on the differences between net income for book purposes and taxable income.
     Our estimated annual taxable income for 2007 exceeded our dividend distributions to shareholders for 2007 from such taxable income, and, therefore, we will carry over excess taxable income, which is currently estimated to be $403.1 million, for distribution to shareholders in 2008. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. Excess taxable income carried over and paid out in the next year is generally subject to a 4% excise tax. For the years ended December 31, 2007, 2006, and 2005, excise tax expense was $16.3 million, $15.1 million, and $6.2 million, respectively. See “Other Matters — Regulated Investment Company Status” above.
      In addition to excess taxable income available to be carried over from 2007 for distribution in 2008, we currently estimate that we have cumulative deferred taxable income related to installment sale gains of approximately $234.5 million as of December 31, 2007, which is composed of cumulative deferred taxable income of $211.5 million as of December 31, 2006, and approximately $23.0 million for the year ended December 31, 2007. These gains have been recognized for financial reporting purposes in the respective years they were realized, but generally will be deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. The installment sale gains for 2007 are estimates and will not be finally determined until we file our 2007 tax return in September 2008. See “Other Matters — Regulated Investment Company Status” above.
      To the extent that installment sale gains are deferred for recognition in taxable income, we pay interest to the Internal Revenue Service. Installment-related interest expense for the years ended December 31, 2007, 2006, and 2005, was $5.8 million, $0.9 million, and $0.6 million, respectively. This interest is included in interest expense in our Consolidated Statement of Operations.
FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES
      At December 31, 2007 and 2006, our liquidity portfolio, cash and investments in money market and other securities, total assets, total debt outstanding, total shareholders’ equity, debt to equity ratio and asset coverage for senior indebtedness were as follows:

	2007	2006
($ in millions)
Liquidity portfolio (including money market and other securities)	$201.2	$201.8
Cash and investments in money market securities (including money market and other securities: 2007-$ —; 2006-$0.4)	$3.5	$2.1
Total assets	$5,214.6	$4,887.5
Total debt outstanding	$2,289.5	$1,899.1
Total shareholders’ equity	$2,771.8	$2,841.2
Debt to equity ratio	0.83	0.67
Asset coverage ratio(1)	221%	250%

(1)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.
     Cash generated from the portfolio includes cash flow from net investment income and net realized gains and principal collections related to investment repayments or sales. Cash flow provided by our operating activities before new investment activity for the years ended December 31, 2007, 2006, and 2005, was as follows:

	2007	2006	2005
($ in millions)
Net cash provided by (used in) operating activities	$(112.2)	$(597.5)	$116.0
Add: portfolio investments funded	1,846.0	2,257.8	1,668.1

Total cash provided by operating activities before new investments	$1,733.8	$1,660.3	$1,784.1

      In addition to the net cash flow provided by our operating activities before funding investments, we have sources of liquidity through our liquidity portfolio and revolving line of credit as discussed below.
      At December 31, 2007 and 2006, the value and yield of the securities in the liquidity portfolio were as follows:

	2007		2006

	Value	Yield	Value	Yield
($ in millions)
Money market securities	$201.2	4.6%	$161.2	5.3%
Certificate of Deposit	—	—	40.6	5.6%

Total	$201.2	4.6%	$201.8	5.3%

      The liquidity portfolio was established to provide a pool of liquid assets within our balance sheet given that our investment portfolio is primarily composed of private, illiquid assets for which there is no readily available market. We assess the amount held in and the composition of the liquidity portfolio throughout the year.

      We invest otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term securities. We place our cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.
      We employ an asset-liability management approach that focuses on matching the estimated maturities of our investment portfolio to the estimated maturities of our borrowings. We use our revolving line of credit facility as a means to bridge to long-term financing in the form of debt or equity capital, which may or may not result in temporary differences in the matching of estimated maturities. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $496.7 million on December 31, 2007. We evaluate our interest rate exposure on an ongoing basis. Generally, we seek to fund our primarily fixed-rate debt portfolio and our equity portfolio with fixed-rate debt or equity capital. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.
      During the years ended December 31, 2007 and 2006, we sold new equity of $171.3 million and $295.8 million, respectively, in public offerings. We did not sell new equity in a public offering during the year ended December 31, 2005. During the year ended December 31, 2005, we issued $7.2 million of our common stock as consideration for investments. In addition, shareholders’ equity increased by $31.5 million, $27.7 million, and $77.5 million through the exercise of stock options, the collection of notes receivable from the sale of common stock, and the issuance of shares through our dividend reinvestment plan for the years ended December 31, 2007, 2006, and 2005, respectively. For the year ended December 31, 2007, shareholders’ equity decreased by $52.8 for the cash portion of the option cancellation payment made in connection with out tender offer. See “— Results of Operations, Stock Option Expense, Options Cancelled in Connection with Tender Offer.” See Note 13, “Financial Highlights” from our Notes to the Consolidated Financial Statements, for further detail on the change in shareholders’ equity for the period.
      We generally target a debt to equity ratio ranging between 0.50:1.00 to 0.70:1.00 because we believe that it is prudent to operate with a larger equity capital base and less leverage. At December 31, 2007, our debt to equity ratio was 0.83:1.00 which is above the higher end of the targeted range at the end of the year due to the timing of funding new investments with borrowings. In February 2008, we completed a public offering of 4.3 million shares of common stock for net proceeds, after the underwriting discount and estimated offering expenses, of $91.8 million. In addition, as discussed above, in January 2008, we agreed to sell a portion of our private finance portfolio for a total transaction value of $169 million to an Allied Capital managed fund named AGILE Fund I, LLC, in which a fund managed by Goldman Sachs is the sole investor other than us. We also agreed to sell certain venture capital and private equity limited partnership investments for approximately $28 million to a fund managed by Goldman Sachs, with such sales expected to be completed by May 2008. The proceeds of the equity offering and the sales to funds managed by Goldman Sachs have been or will be used to reduce outstanding borrowings on our revolving line of credit or for other general corporate purposes.

      At December 31, 2007 and 2006, we had outstanding debt as follows:

	2007				2006

			Annual				Annual
	Facility	Amount	Interest		Facility	Amount	Interest
	Amount	Outstanding	Cost(1)		Amount	Outstanding	Cost(1)
($ in millions)
Notes payable and debentures:
Privately issued unsecured notes payable	$1,042.2	$1,042.2	6.1%		$1,041.4	$1,041.4	6.1%
Publicly issued unsecured notes payable	880.0	880.0	6.7%		650.0	650.0	6.6%

Total notes payable and debentures	1,922.2	1,922.2	6.4%		1,691.4	1,691.4	6.3%
Revolving line of credit(2)	922.5	367.3	5.9	%(3)	922.5	207.7	6.4	%(3)

Total debt	$2,844.7	$2,289.5	6.5	%(4)	$2,613.9	$1,899.1	6.5	%(4)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees, other facility fees and the amortization of debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	At December 31, 2007, $496.7 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $58.5 million issued under the credit facility.

(3)	The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest rate payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs of $3.7 million and $3.9 million at December 31, 2007 and 2006, respectively.

(4)	The annual interest cost for total debt includes the annual cost of commitment fees and the amortization of debt financing costs on the revolving line of credit and other facility fees regardless of the amount outstanding on the facility as of the balance sheet date.
     Privately Issued Unsecured Notes Payable. We have privately issued unsecured long-term notes to institutional investors, primarily insurance companies. The notes have five- or seven-year maturities and fixed rates of interest. The notes generally require payment of interest only semi-annually, and all principal is due upon maturity. At December 31, 2007, the notes had maturities from May 2008 to May 2013. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreements.
      We have issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as our other unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, we entered into a cross currency swap with a financial institution which fixed our interest and principal payments in U.S. dollars for the life of the debt.
      Publicly Issued Unsecured Notes Payable. At December 31, 2007, we had outstanding publicly issued unsecured notes as follows:

	Amount	Maturity Date
($ in millions)
6.625% Notes due 2011	$400.0	July 15, 2011
6.000% Notes due 2012	250.0	April 1, 2012
6.875% Notes due 2047	230.0	April 15, 2047

Total	$880.0

      The 6.625% Notes due 2011 and the 6.000% Notes due 2012 require payment of interest only semi-annually, and all principal is due upon maturity. We have the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.
      On March 28, 2007, we completed the issuance of $200.0 million of 6.875% Notes due 2047 for net proceeds of $193.0 million. In April 2007, we issued additional notes, through an over-allotment option, totaling $30.0 million for net proceeds of $29.1 million. Net proceeds are net of underwriting discounts and estimated offering expenses. The notes are listed on the New York Stock Exchange under the trading symbol AFC.
      The 6.875% Notes due 2047 require payment of interest only quarterly, and all principal is due upon maturity. We may redeem these notes in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.
      Revolving Line of Credit. At December 31, 2007 and 2006, we had an unsecured revolving line of credit with a committed amount of $922.5 million that expires on September 30, 2008. At our option, borrowings under the revolving line of credit generally bears interest at a rate equal to (i) LIBOR (for the period we select) plus 1.05% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount (whether used or unused). The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.
      At December 31, 2007, there was $367.3 million outstanding on our unsecured revolving line of credit. The amount available under the line at December 31, 2007, was $496.7 million, net of amounts committed for standby letters of credit of $58.5 million. Net borrowings under the revolving lines of credit for the years ended December 31, 2007 and 2006, were $159.5 million and $116.0 million, respectively.
      Covenant Compliance. We have various financial and operating covenants required by the revolving line of credit and the privately issued unsecured notes payable outstanding at December 31, 2007 and 2006. These covenants require us to maintain certain financial ratios, including asset coverage, debt to equity and interest coverage, and a minimum net worth. These credit facilities provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, failure to pay judgments, attachment of our assets, change of control and the issuance of an order of dissolution. Certain of these events of default are subject to notice and cure periods or materiality thresholds. Our credit facilities limit our ability to declare dividends if we default under certain provisions. As of December 31, 2007 and 2006, we were in compliance with these covenants. On February 29, 2008, we completed amendments to our revolving line of credit and certain privately issued unsecured notes payable primarily to modify the interest coverage covenant. These amendments are effective prospectively from the amendment date.
      We have certain financial and operating covenants that are required by the publicly issued unsecured notes payable, including that we will maintain a minimum ratio of 200% of total assets to total borrowings, as required by the Investment Company Act of 1940, as amended, while these notes are outstanding. At December 31, 2007 and 2006, we were in compliance with these covenants.

      Contractual Obligations. The following table shows our significant contractual obligations for the repayment of debt and payment of other contractual obligations as of December 31, 2007.

		Payments Due By Year

							After
	Total	2008	2009	2010	2011	2012	2012
($ in millions)
Unsecured notes payable	$1,922.2	$153.0	$269.7	$408.0	$472.5	$339.0	$280.0
Revolving line of credit(1)	367.3	367.3	—	—	—	—	—
Operating leases	20.2	4.4	4.6	4.5	1.8	1.8	3.1

Total contractual obligations	$2,309.7	$524.7	$274.3	$412.5	$474.3	$340.8	$283.1

(1)	At December 31, 2007, 496.7 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $58.5 million issued under the credit facility.
Off-Balance Sheet Arrangements
      In the ordinary course of business, we have issued guarantees and have extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. We have generally issued guarantees of debt and lease obligations. Under these arrangements, we would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The following table shows our guarantees and standby letters of credit that may have the effect of creating, increasing, or accelerating our liabilities as of December 31, 2007.

		Amount of Commitment Expiration Per Year

							After
	Total	2008	2009	2010	2011	2012	2012
($ in millions)
Guarantees	$270.6	$3.0	$261.2	$—	$4.4	$0.1	$1.9
Standby letters of credit(1)	58.5	58.5	—	—	—	—	—

Total commitments(2)	$329.1	$61.5	$261.2	$—	$4.4	$0.1	$1.9

(1)	Standby letters of credit are issued under our revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, we have assumed that the standby letters of credit will expire contemporaneously with the expiration of our line of credit in September 2008.

(2)	Our most significant commitments relate to our investment in Ciena Capital LLC (Ciena), which commitments totaled $276.7 million at December 31, 2007. At December 31, 2007, the principal components of these guarantees included a guarantee of 60% of the outstanding total obligations on Ciena’s revolving line of credit, which matures in March 2009, for a total guaranteed amount of $258.7 million and standby letters of credit issued totaling $18.0 million in connection with term securitizations completed by Ciena. In January 2008, we increased the guaranteed amount on Ciena’s revolving line of credit from 60% to 100% in connection with an amendment completed by Ciena and also issued additional letters of credit totaling $42.5 million related to other term securitizations completed by Ciena. See “— Private Finance, Ciena Capital LLC” above for further discussion.
     In addition, we had outstanding commitments to fund investments totaling $923.6 million at December 31, 2007, including $882.4 million related to private finance investments and $41.2 million related to commercial real estate finance investments. Outstanding commitments related to private finance investments included $524.3 million to the Unitranche Fund LLC, which we believe will be funded over a two to three year period as investments are funded by the Unitranche Fund. See “— Portfolio and Investment Activity — Outstanding Commitments” above. We intend to fund these commitments and prospective investment opportunities with existing cash, through cash flow from operations before new investments, through borrowings under our line of credit or other long-term debt agreements, or through the sale or issuance of new equity capital.

CRITICAL ACCOUNTING POLICIES
      The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, certain revenue recognition matters and certain tax matters as discussed below.
        Valuation of Portfolio Investments. As a business development company, we invest in illiquid securities including debt and equity securities of companies, CLO bonds and preferred shares/income notes, and CDO bonds. Our investments may be subject to certain restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the Board of Directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/ or our equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.
      See “— Results of Operations — Change in Unrealized Appreciation or Depreciation” above for more discussion on portfolio valuation.
        Loans and Debt Securities. Our loans and debt securities generally do not trade. We typically exit our loans and debt securities upon the sale or recapitalization of the portfolio company. Therefore, we generally determine the enterprise value of the portfolio company and then allocate that value to the loans and debt securities in order of the legal priority of the contractual obligations, with the remaining value, if any, going to the portfolio company’s outstanding equity securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than our cost basis if the amount that would be repaid on the loan or debt security upon the sale or recapitalization of the portfolio company is greater than our cost basis.
      When we receive nominal cost warrants or free equity securities (nominal cost equity), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain.
        Equity Securities. Our equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      The value of our equity investments in private debt and equity funds are generally valued at the fund’s net asset value. The value of our equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that we have the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.
      Collateralized Loan Obligations (CLO) and Collateralized Debt Obligations (CDO). CLO bonds and preferred shares/ income notes and CDO bonds (CLO/ CDO Assets) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/ income notes, when available. We recognize unrealized appreciation or depreciation on our CLO/ CDO Assets as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. We determine the fair value of our CLO/ CDO Assets on an individual security-by-security basis.
      We recognize interest income on the preferred shares/income notes using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred shares/income notes from the date the estimated yield was changed. CLO and CDO bonds have stated interest rates. The weighted average yield on the CLO/CDO Assets is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective yield on the preferred shares/income notes, divided by (b) CLO/CDO Assets at value. The weighted average yields are computed as of the balance sheet date.

      Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills and deposits of proceeds from sales of borrowed Treasury securities, if any, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.
      Fee Income. Fee income includes fees for loan prepayment premiums, guarantees, commitments, and services rendered by us to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.
      Federal and State Income Taxes and Excise Tax. We intend to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (RIC) and real estate investment trusts (REIT). We and any of our subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of our annual taxable income to shareholders; therefore, we have made no provision for income taxes for these entities.
      If we do not distribute at least 98% of our annual taxable income in the year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.
      Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.
      Recent Accounting Pronouncements. In September 2006, the FASB issued Statement No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We are currently analyzing the effect of adoption of this statement on our consolidated financial position, including our net asset value and results of operations. We will adopt this statement on a prospective basis beginning in the quarter ending March 31, 2008. Adoption of this statement could have a material effect on our consolidated financial statements, including our net asset value. However, the actual impact on our consolidated financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments we originate, acquire or exit.
QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK
      Our business activities contain elements of risk. We consider the principal types of market risk to be fluctuations in interest rates. We consider the management of risk essential to conducting our businesses. Accordingly, our risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.
      Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense.
      Assuming that the balance sheet as of December 31, 2007, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net income by approximately 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.
      In addition, we may have risk regarding portfolio valuation. See “Business — Portfolio Valuation” above.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview of the Compensation Program
      Compensation Philosophy. Allied Capital’s compensation and benefits programs are designed with the goal of providing compensation that is fair, reasonable and competitive. The programs are intended to help the Company align the compensation paid to its executive officers with the achievement of certain corporate and executive performance objectives that have been established to achieve the long-term objectives of the Company. The Company also believes that the compensation programs should enable the Company to attract, motivate, and retain key officers who will contribute to the Company’s future success.
      The design of the Company’s compensation programs is based on the following three guiding factors:

•	Achievement of Corporate and Individual Performance Objectives — The Company believes that the best way to accomplish alignment of compensation with the interests of its stockholders is to link pay to individual performance and individual contributions to the returns generated for stockholders. Compensation is determined on a discretionary basis and is dependent on the achievement of certain corporate and individual performance objectives that have been established to achieve long-term objectives of the Company. When individual performance exceeds expectations and performance goals established during the year, pay levels for the individual are expected to be above competitive market levels. When individual performance falls below expectations, pay levels are expected to be below competitive levels.

•	Competitiveness and Market Alignment — The Company’s compensation and benefits programs are designed to be competitive with those provided by companies with whom it competes for talent and to be sufficient to attract the best talent from an increasingly competitive market for top performers in the private equity industry. Benefit programs are designed to provide competitive levels of protection and financial security and are not based on performance. As part of its annual review process, the Compensation Committee reviews the competitiveness of the Company’s current compensation levels of its key employees and executives with a third-party compensation consultant against the competitive market and relative to overall corporate performance during the year. The Compensation Committee also reviews tally sheets annually, which illustrate all components of compensation for the named executive officers, or NEOs.

•	Alignment with Requirements of the 1940 Act — The Company’s compensation program must align with the requirements of the 1940 Act, which imposes certain limitations on the structure of a BDC’s compensation program. For example, the 1940 Act prohibits a BDC from maintaining a stock option plan and a profit sharing arrangement simultaneously. As a result, if a BDC has a stock option plan, it is prohibited from using a carried interest formula, a common form of compensation in the private equity industry, as a form of compensation. Because of these and other similar limitations imposed by the 1940 Act, the Compensation Committee is limited as to the type of compensation arrangements that can be utilized in order to attract, retain and motivate employees.

      Components of Total Compensation. The Compensation Committee determined that the compensation packages for 2007 for the NEOs, who are identified in the Summary Compensation Table, should generally consist of the following five key components:

•	Annual base salary;

•	Annual cash bonus;

•	Stock options, priced at current market value;

•	Individual Performance Award, or IPA, which is a cash award that is generally determined at the beginning of the year based upon the individual performance of the officer, which during 2006 and 2007 was used exclusively to purchase shares of the Company’s common stock in the market through a deferred compensation plan; and

•	Individual Performance Bonus, or IPB, which is a cash award that is generally determined at the beginning of the year based upon the individual performance of the officer and is paid as current compensation during the year.
      Base Salary. Base salary is designed to attract and retain experienced executives who can drive the achievement of the Company’s goals and objectives. While an executive’s initial base salary is determined by an assessment of competitive market levels, the factors used in determining increases in base salary include individual performance, changes in role and/or responsibility and changes in the competitive market environment.
      The Company has entered into employment agreements with William L. Walton, the Company’s Chairman and Chief Executive Officer, Joan M. Sweeney, the Company’s Chief Operating Officer, and Penni F. Roll, the Company’s Chief Financial Officer. See “ — Employment Agreements” below for information regarding the material terms of these agreements.
      Annual Cash Bonus. The annual cash bonus is designed to reward those executives that have achieved certain corporate and individual performance objectives and have contributed to the achievement of certain long-term objectives of the Company. The amount of the annual cash bonus is determined by the Compensation Committee on a discretionary basis. The annual cash bonus, when combined with base salary and the IPA and IPB described below, is benchmarked against a range of compensation that is competitive between the median (50th percentile) and 75th percentile of market compensation levels based on the performance of the individual.
      Stock Options. The Company’s principal objective in awarding stock options to the officers and directors of the Company is to align each optionee’s interests with the success of the Company and the financial interests of its stockholders by linking a portion of such optionee’s compensation with the performance of the Company’s stock and the value delivered to stockholders. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to the Company, the present and potential contributions of such optionee to the success of the Company, and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Amended Stock Option Plan, including the recipient’s current stock holdings, years of service, position with the Company, and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance.
      IPA. Following the enactment of The Sarbanes-Oxley Act of 2002, the Company was no longer permitted to provide loans to executive officers for the exercise of stock options, as is statutorily provided for in the 1940 Act. This was a significant development, since a substantial component of the total return to stockholders comes in the form of the dividend paid on the Company’s common stock. Under the former loan program, an officer could exercise vested stock options with a loan for the purpose of buying the underlying shares and would then receive dividends on the shares obtained through such exercise and pay the Company interest on the loan until maturity. The loan program caused the officers to share in the risk of ownership of the stock, since the loan would have to be repaid. As such, under the loan program, there was a balance of the benefits and risks of share ownership for the officers.
      When the loan program was discontinued, the Compensation Committee established a long-term incentive compensation program whereby the Compensation Committee of the Board of Directors determines an IPA for certain officers annually, generally at the beginning of each year. In determining the award for any one officer, the Compensation Committee considers individual performance factors, as well as the individual’s contribution to the returns generated for stockholders, among other factors. Stockholders approved the Non-Qualified Deferred Compensation Plan II, or DCP II, through which the IPA is administered, in 2004. See “Non-Qualified Deferred Compensation” for additional detail regarding the determination by the Board of Directors to terminate the Company’s deferred compensation arrangements in 2008. For 2008, the Compensation Committee has determined that the IPAs will be paid in cash generally in two equal installments during the year to eligible officers, as long as the recipient remains employed by the Company.
      IPB. As a result of changes in the Internal Revenue Code of 1986, as amended (the Code), regarding non-qualified deferred compensation plans, as well as an increase in the competitive market for recruiting and retaining top performers in private equity firms, beginning in 2005 the Board of Directors determined that a portion of the IPA should be paid as an IPB. The IPB is determined annually, generally at the beginning of the year, and is distributed in cash in equal installments to award recipients throughout the year as long as each recipient remains employed by the Company. If a recipient terminates employment during the year, any remaining cash payments under the IPB would be forfeited. In determining an IPB award for any one officer, the Committee considers individual performance factors, as well as the individual’s contribution to the returns generated for stockholders, among other factors.
      Employment Agreements and Severance Arrangements. The Company entered into employment agreements in 2004 with Mr. Walton and Mmes. Sweeney and Roll. These agreements were reviewed in 2007 and amended to comply with regulatory changes in the Code and to address other tax related matters. Pursuant to each of these agreements, if the executive’s employment is terminated without cause during the term of the agreement, or within 24 months of a change of control, the executive shall be entitled to severance pay. See “Severance and Change of Control Arrangements” for more detail.
      401(k) Plan. The Company maintains a 401(k) Plan. All employees who are at least 21 years of age have the opportunity to contribute pre-tax or after-tax salary deferrals to the 401(k) Plan, up to $15,500 annually for the 2008 plan year, and to direct the investment of these contributions. Plan participants who are age 50 or older during the 2008 plan year are eligible to defer an additional $5,000 during 2008. The 401(k) Plan allows eligible participants to invest in the Allied Capital Stock Fund, consisting of Allied Capital common stock and cash, among other investment options. On March 4, 2008, the 401(k) Plan held less than 1% of the outstanding shares of the Company.
      During the 2007 plan year, the Company contributed up to 5% of each participant’s eligible compensation for the year, up to maximum compensation of $225,000, to each participant’s plan account on the participant’s behalf, which fully vested at the time of the contribution. For 2007, the

Company’s contribution with respect to compensation in excess of $225,000 will be made in cash to the participant in the first quarter of 2008.
      For the 2008 plan year, the Company amended its 401(k) Plan to provide that the Company will match 100% of the first 4% of deferral contributions made by each participant up to $230,000 of eligible compensation. No excess contribution will be made for 2008.
      Insurance. The Company makes available to all employees health insurance, dental insurance, and group life and disability insurance. Prior to the Sarbanes-Oxley Act of 2002, the Company provided split dollar life insurance arrangements for certain senior officers. The Company has subsequently terminated its obligations to pay future premiums with respect to existing split-dollar life insurance arrangements.
      Perquisites. The Company provides only limited perquisites such as Company-paid parking to its NEOs. The Company utilizes corporate aircraft for business use in an effort to improve the efficiency of required business travel. Imputed income determined in accordance with the Internal Revenue Service requirements is reflected in an NEO’s aggregate compensation for income tax purposes for any business trip on which a non-employee family member or guest accompanies the NEO. For compensation disclosure purposes, the value of such travel by non-employee family members or guests is calculated by allocating costs incurred. With respect to travel by non-employee family members or guests, this is computed by allocating direct and indirect expenses, other than depreciation, on a per hour basis. Direct and indirect expenses generally include crew compensation and expenses, fuel, oil, catering expenses, hangar, rent, insurance, landing and similar fees, and maintenance costs.
Establishing Compensation Levels
      Role of the Compensation Committee. The Compensation Committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Exchange Act and independent directors as defined by NYSE rules.
      The Compensation Committee operates pursuant to a charter that sets forth the mission of the Compensation Committee and its specific goals and responsibilities. The Compensation Committee’s mission is to evaluate and make recommendations to the Board regarding the compensation of the Chief Executive Officer and other executive officers of the Company, and their performance relative to their compensation, and to assure that they are compensated effectively in a manner consistent with the compensation philosophy discussed earlier, internal equity considerations, competitive practice, and the requirements of applicable law and the appropriate regulatory bodies. In addition, the Compensation Committee evaluates and makes recommendations to the Board regarding the compensation of the directors, including their compensation for services on Board committees.
      The Compensation Committee’s charter reflects these goals and responsibilities, and the Compensation Committee annually reviews and revises its charter as necessary. To assist in carrying out its responsibilities, the Compensation Committee periodically receives reports and recommendations from management and from a third-party compensation consultant that it selects and retains. The Compensation Committee may also, from time to time, consult with legal, accounting or other advisors all in accordance with the authority granted to the Compensation Committee in its charter.
      Role of Management. The key members of management involved in the compensation process are the Chief Executive Officer, the Chief Operating Officer and the Director of Human Resources. Management proposes certain corporate and individual performance objectives for executive management that could be established to achieve long-term objectives of the Company and used to determine total compensation, and these proposals are presented to the Compensation Committee for review and approval. Management also participates in the discussion of peer companies to be used to benchmark NEO compensation, and recommends the overall funding level for the annual cash bonus, IPA and IPB. Management’s recommendations are presented to the Compensation Committee for review and approval.
      Role of the Compensation Consultant. The Compensation Committee annually retains a third-party compensation consultant to assess the competitiveness of the current and proposed compensation levels of the Company’s NEOs in light of competitive market practices. The Compensation Committee has engaged Ernst & Young LLP’s Performance and Reward Practice or its predecessor (the Compensation Consultant) for this purpose for more than five years.
      The Compensation Consultant attends Compensation Committee meetings, meets with the Compensation Committee without management present and provides third-party data, advice and expertise on current and proposed executive and director compensation. At the direction of the Compensation Committee, the Compensation Consultant prepares an analysis of compensation matters including positioning of programs in the competitive market, including peer group review, and the design of plans consistent with the Compensation Committee’s compensation philosophy.
      Ernst & Young, LLP provides consulting and other services to the Company, however, the Compensation Committee believes this does not compromise the Compensation Consultant’s ability to provide an independent perspective on executive compensation. During 2007, the Compensation Consultant was paid $128,689 for its services to the Compensation Committee.
      Assessment of Market Data, Peer Comparisons and Benchmarking of Compensation. The Compensation Consultant assists the Compensation Committee with the assessment of the compensation practices of comparable companies. Given the Company’s structure as a publicly traded, internally managed BDC coupled with the fact that most of the Company’s direct competitors are privately held private equity partnerships, specific compensation information with respect to the Company’s direct competitors typically is not publicly available. There are a limited number of published survey sources that have a primary focus on the private equity industry and that provide annualized information on long-term incentive plans in the industry, which typically take the form of carried interest.
      As a part of the annual assessment of compensation, the Compensation Committee and the Compensation Consultant analyze NEO compensation information relative to:

•	a peer group of publicly traded companies, as determined by the Compensation Committee, including internally managed BDCs, deemed similar to the Company in terms of industry segment, company size and competitive industry and geographic market for executive talent;

•	published survey data on similarly sized private equity firms; and

•	an estimation of aggregate compensation levels paid by externally managed publicly traded BDCs and similar pass-through structures, such as real estate investment trusts.
      Through this process, the Compensation Committee benchmarks the Company’s compensation for NEOs, including the CEO, to the median (50th percentile) through the 75th percentile of competitive market data. However, the Compensation Committee is unable to benchmark the compensation data of individual NEOs from the externally managed companies because no individual compensation data is available.

      The Company’s peer group is the same peer group used for its 2006 analysis and is composed of the following nine publicly traded companies in the financial services industry:

• AllianceBernstein Holding L.P.	• Friedman, Billings, Ramsey Group, Inc.
• American Capital Strategies, Ltd.	• iStar Financial, Inc.
• CapitalSource Inc.	• Legg Mason, Inc.
• CIT Group Inc.	• T. Rowe Price Group, Inc.
• Federated Investors, Inc.
      While comparisons to compensation levels at the Company’s peer group is helpful in assessing the overall competitiveness of its executive compensation program, the Company believes that its executive compensation program also must be internally consistent and equitable in order for the Company to achieve its investment objectives and to continue to attract and retain outstanding employees.
      The Compensation Committee uses the private equity published survey data to assess the market for investment professionals, but also considers each individual’s contribution to the Company that year to assess internal pay equity. As a result, the composition of the Company’s NEOs, excluding the Chief Executive Officer and the Chief Financial Officer, may change from year to year.
      Review of Tally Sheets. The Compensation Committee annually reviews tally sheets that illustrate all components of the compensation provided to the Company’s NEOs, including base salary, annual cash bonus, IPAs and IPBs, stock option awards, perquisites and benefits, and the accumulated balance under non-qualified deferred compensation plans. Furthermore, the Compensation Committee annually reviews tally sheets prepared by the Compensation Consultant that illustrate the aggregate amounts that may be paid as the result of certain events of termination under employment agreements including a change of control for Mr. Walton and Mmes. Sweeney and Roll. The purpose of these tally sheets is to bring together, in one place, all of the elements of actual and potential future compensation for executives who have employment agreements, as well as information about wealth accumulation, so that the Compensation Committee may analyze both the individual elements of compensation as well as the aggregate total amount of actual and projected compensation. The Compensation Committee also provides a full report of all compensation program components to the Board of Directors, including the review and discussion of the tally sheets.
      Assessment of Corporate and Individual Performance. The Compensation Committee considered certain corporate and individual performance measures that have been established to achieve long-term total return to stockholders. The corporate and individual performance measures for 2007 included, among others, the following:

•	Setting strategic direction;

•	Maintaining the highest ethical standards, internal controls and adherence to regulatory requirements;

•	Maintaining appropriate dividend payouts to shareholders with the appropriate balance of interest and fee income and capital gain harvest;

•	Maintaining a conservative balance sheet and investment grade status;

•	Continually innovating and improving the Company’s investment process;

•	Maintaining portfolio credit quality and improving overall portfolio performance;

•	Continually innovating and improving financial and operating services provided to portfolio companies; and

•	Attracting and retaining the best and brightest talent, developing potential successors for future leadership roles.
      During 2007, the Company achieved numerous strategic investment and operational goals and objectives, including, among other things:

•	Invested $1.8 billion;

•	Generated $268.5 million in net realized capital gains;

•	Paid $407.3 million in dividends to stockholders, a 7% increase in dividends per share over 2006;

•	Established the Allied Capital Senior Debt Fund, L.P. with an initial closing of $125 million in equity capital commitments; and

•	Partnered with GE Commercial Finance to establish the $3.6 billion Unitranche Fund LLC.
Compensation Determination
      In identifying prevailing market competitive compensation and benefit levels for similarly situated companies, Allied Capital employs the three-pronged approach discussed above. In determining the individual compensation for the Company’s NEOs, the Compensation Committee considers the total compensation to be awarded to each NEO and may exercise discretion in determining the portion allocated to the various components of total compensation and there is no pre-determined weighting of any specific components. The Company believes that the focus on total compensation provides the ability to align pay decisions with short- and long-term needs of the business. This approach also allows for the flexibility needed to recognize differences in performance by providing differentiated pay.
      Individual compensation levels for NEOs are determined based on individual performance and the achievement of certain corporate and executive performance objectives that have been established to achieve long-term objectives of the Company. Increases to base salary are awarded to recognize an executive for assuming additional responsibilities and his/her related performance, to address changes in the external competitive market for a given position, or to achieve an appropriate competitive level due to a promotion to a more senior position.
      In determining the amount of an executive’s variable compensation — the annual cash bonus, IPA and IPB — the Compensation Committee uses market-based total compensation guidelines described above, which are the proxy peer group analysis, private equity published survey data, and estimates of and comparisons to compensation paid by externally managed publicly traded pass-through companies. Within those guidelines, the Committee considers the overall funding available for such awards, the executive’s performance, and the desired mix between the various components of total compensation. The Company does not use a formula-based approach in determining individual awards or weighting between the components. Rather, discretion is exercised in determining the overall total compensation to be awarded to the executive. As a result, the amounts delivered in the form of an annual cash bonus, IPA and IPB are designed to work together in conjunction with base salary to deliver an appropriate total compensation level to the NEO.
      The Company believes that the discretionary design of its variable compensation program supports its overall compensation objectives by allowing for significant differentiation of pay based on individual performance and by providing the flexibility necessary to ensure that pay packages for its NEOs are competitive relative to its market.

      Determination of 2007 Compensation for the CEO and other NEOs. The compensation of the Chief Executive Officer and other NEOs is determined based on the achievement of certain corporate and individual performance objectives discussed above. 2007 was a year of continued progress in achieving the objectives that contribute to the long-term success of the Company. Among other things described above, the Company invested $1.8 billion, generated $268.5 million in net realized gains, and paid $407.3 million in dividends to stockholders. The Compensation Committee acknowledged the fact that, while management had achieved numerous strategic investment and operational goals and objectives for the year, market conditions had resulted in a significant reduction in the Company’s stock price during the latter half of 2007, which adversely affected total return to stockholders for the year.
      Mr. Walton is paid an annual base salary of $1,500,000, the same rate that has been in effect since February 2004. Mr. Walton received an annual bonus for 2007 of $2,150,000, a 22% reduction from the annual bonus that was paid for 2006. Mr. Walton also received a 2007 IPA of $1,475,000 and a 2007 IPB of $1,475,000, which were the same amounts as the prior year. Mr. Walton received a grant of 186,000 stock options in 2007; he did not receive a stock option grant in 2006.
      Ms. Sweeney is paid an annual base salary of $1,000,000, the same rate that has been in effect since February 2004. Ms. Sweeney received an annual bonus for 2007 of $1,300,000, a 13% reduction from the annual bonus that was paid for 2006. Ms. Sweeney also received a 2007 IPA of $750,000 and a 2007 IPB of $750,000, which were the same amounts as the prior year. Ms. Sweeney received a grant of 139,500 stock options in 2007; she did not receive a stock option grant in 2006.
      For 2007, Ms. Roll was paid an annual base salary of $525,000, the same rate that has been in effect since 2006. Ms. Roll received an annual bonus for 2007 of $850,000, the same annual bonus that she received in 2006, in recognition of the Company’s performance and her individual performance. Ms. Roll also received a 2007 IPA of $350,000 and a 2007 IPB of $350,000. Ms. Roll received a grant of 139,500 stock options in 2007.
      For 2007, Mr. Russell was paid an annual base salary of $550,000. Mr. Russell received an annual bonus for 2007 of $2,475,000 in recognition of the Company’s performance and his individual performance. Mr. Russell also received a 2007 IPA of $475,000 and a 2007 IPB of $475,000. Mr. Russell received a grant of 186,000 stock options in 2007.
      For 2007, Mr. Scheurer was paid an annual base salary of $600,000. Mr. Scheurer received an annual bonus for 2007 of $1,700,000 in recognition of the Company’s performance and his individual performance. Mr. Scheurer also received a 2007 IPA of $550,000 and a 2007 IPB of $550,000. Mr. Scheurer received a grant of 139,500 stock options in 2007.
      After reviewing the 2007 peer group information, tally sheets and the achievement of corporate and executive performance measures for each of these executives, the Compensation Committee determined that the total compensation levels for each of these executives was within a competitive range to existing market levels and remained consistent with the Compensation Committee’s expectations.
Stock Option Practices
      The Company’s principal objective in awarding stock options to the officers and directors of the Company is to align each optionee’s interests with the success of the Company and the financial interests of its stockholders by linking a portion of such optionee’s compensation with the performance of the Company’s stock and the value delivered to stockholders. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance. Stock options are priced at the closing price of the stock on the date the option is granted. See “Amended Stock Option Plan.”
Restricted Stock
      In October 2007, the Company filed an exemptive application with the Commission to permit the issuance of restricted stock to the Company’s employees and non-officer directors. If the Company were to receive an order from the Commission to permit such issuance, the Company would be required to seek the approval of stockholders before it may issue restricted stock. Assuming the Corporation obtained stockholder approval, the Board of Directors would consider the issuance of restricted stock together with the issuance of stock options as another form of equity compensation.
Target Ownership Program
      During 2006, the Board of Directors established a target ownership program to encourage share ownership by the Company’s senior officers, so that the interests of the officers and stockholders are aligned. Generally, officers have five years to achieve their target ownership level, which is determined on an individual basis by the Compensation Committee and adjusted annually to reflect increases in base salary, if any. The Compensation Committee considers these target ownership levels and each individual’s progress toward achieving his or her target ownership in connection with its annual compensation review. See “Target Ownership” for additional information related to the target ownership program.
Impact of Regulatory Requirements — Tax Deductibility of Pay
      Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year, which applies with respect to certain of its most highly paid executive officers for 2007. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a performance-based compensation policy. The total compensation for each of Messrs. Walton, Russell, Scheurer and Ms. Sweeney is above the $1,000,000 threshold for 2007; accordingly, for 2007, a portion of their total compensation, including salaries, bonuses, IPBs, and other compensation is not deductible by the Company.

Summary Compensation Table
      The following table sets forth compensation that the Company paid during the years ended December 31, 2007 and 2006, to its principal executive officer, principal financial officer and each of the three highest paid executive officers of the Company (collectively, the Named Executive Officers or NEOs) in each capacity in which each NEO served. Certain of the NEOs served as both officers and directors.

							Change in
							Pension Value
							and
						Non-Equity	Non-Qualified
						Incentive	Deferred
Name and Principal				Stock	Option	Plan	Compensation	All Other
Position	Year	Salary	Bonus(1)	Awards	Awards(2)	Compensation	Earnings(3)	Compensation(4)	Total

William L. Walton,	2007	$1,505,769	$5,301,250	n/a	$488,229	n/a	n/a	$3,658,402	$10,953,650
Chief Executive	2006	1,500,000	5,700,000	n/a	421,142	n/a	n/a	250,763	7,871,905
Officer
Joan M. Sweeney,	2007	$1,003,846	$2,913,750	n/a	$366,172	n/a	n/a	$1,986,159	$6,269,927
Chief Operating	2006	1,000,000	3,000,000	n/a	314,827	n/a	n/a	134,418	4,449,245
Officer
Penni F. Roll,	2007	$527,019	$1,607,500	n/a	$576,854	n/a	n/a	$509,089	$3,220,462
Chief Financial	2006	523,558	1,550,000	n/a	490,659	n/a	n/a	70,571	2,634,788
Officer
Daniel L. Russell,
Managing Director	2007	$550,673	$3,506,154	n/a	$725,172	n/a	n/a	$372,028	$5,154,027
John M. Scheurer,
Managing Director	2007	$602,308	$2,868,750	n/a	$352,941	n/a	n/a	$1,308,357	$5,132,356

(1)	This column includes annual cash bonus, IPA, IPB and for 2007 the excess 401(k) Plan contribution, which represents the excess amount of the 5% employer contribution over the IRS limit of how much an employer may contribute to the 401(k) plan which was paid in cash for 2007. For 2006, this excess contribution was contributed to the 2005 DCP I. For a discussion of these compensation components, see “Compensation Discussion and Analysis” above. The following table provides detail as to the composition of the bonus received by each of the NEOs:

					Excess 401(k)
	Year	Bonus	IPA	IPB	Contribution

Mr. Walton	2007	$2,150,000	$1,475,000	$1,475,000	$201,250
	2006	$2,750,000	$1,475,000	$1,475,000	—

Ms. Sweeney	2007	$1,300,000	$750,000	$750,000	$113,750
	2006	$1,500,000	$750,000	$750,000	—

Ms. Roll	2007	$850,000	$350,000	$350,000	$57,500
	2006	$850,000	$350,000	$350,000	—

Mr. Russell	2007	$2,475,000	$475,000	$475,000	$81,154

Mr. Scheurer	2007	$1,700,000	$550,000	$550,000	$68,750

(2)	The following table sets forth the amount included in the “Option Awards” column with respect to prior year awards and the 2007 awards. See Note 2 to our 2007 consolidated financial statements for the assumptions used in determining SFAS 123R values. See the “Grants of Plan-Based Awards” table for the full fair value of the options granted to NEOs in 2007. The amount recognized for financial statement reporting purposes represents the SFAS 123R fair value of options awarded in prior and current years that vested in 2007, which are non-cash expenses.

	SFAS 123R Expenses Included in the
	Table Attributed to:

2007 Non-Cash Expense for Option Awards	Prior-Year Awards	2007 Awards

Mr. Walton	$210,882	$277,347

Ms. Sweeney	$158,162	$208,010

Ms. Roll	$368,844	$208,010

Mr. Russell	$447,826	$277,346

Mr. Scheurer	$144,931	$208,010

(3)	There were no above market or preferential earnings on the non-qualified deferred compensation plans. See “Non-Qualified Deferred Compensation” below.

(4)	All Other Compensation is composed of the following:

		Company	Employer	SFAS 123R
		Contribution	Contribution	Expense
		to 401(k)	to 2005	Related
	Year	Plan	DCP I(A)	to the OCP(B)	Other(C)

Mr. Walton	2007	$11,250	—	$3,612,697	$34,455
	2006	$11,000	$201,500	n/a	$38,263

Ms. Sweeney	2007	$11,250	—	$1,966,137	$8,772
	2006	$11,000	$114,000	n/a	$9,418

Ms. Roll	2007	$11,250	—	$493,223	$4,616
	2006	$11,000	$55,154	n/a	$4,417

Mr. Russell	2007	$11,250	—	$356,667	$4,111

Mr. Scheurer	2007	$11,250	—	$1,287,492	$9,615

(A)	Because the IRS limits the amount an employer may contribute to a 401(k) plan on behalf of each participant, for 2006 the Company contributed the excess amount of the 5% employer contribution over this limit to the 2005 DCP I on behalf of the participant. For 2007, this excess contribution was paid in cash to the participant and is included as a bonus in 2007.

(B)	Because the weighted average market price of the Company’s common stock at the commencement of the tender offer was higher than the market price at the close of the tender offer, SFAS 123R required the Company to record stock option expense related to the stock options cancelled. This is a non-cash expense and, while deemed to be compensation for financial reporting purposes, did not benefit the NEOs in any way.

(C)	This amount includes perquisites such as Company-paid parking and the imputed income value of split dollar life insurance arrangements. For Messrs. Walton and Scheurer, the amount also includes the premiums associated with executive long-term disability insurance. In addition, the amount includes $23,994 for Mr. Walton and $2,370 for Ms. Sweeney, and $1,241 for Mr. Russell related to the allocated costs associated with the travel of non-employee family members or guests when they have accompanied the NEOs on trips for business purposes. The value of this perquisite is different than each NEO’s imputed income, which is calculated in accordance with IRS requirements.
Employment Agreements
      The Company entered into employment agreements in 2004 with William L. Walton, the Company’s Chairman and CEO, Joan M. Sweeney, the Company’s Chief Operating Officer, and Penni F. Roll, the Company’s Chief Financial Officer. These agreements were amended in 2007 to comply with Section 409A of the Code and to address other tax-related matters. Each of the agreements provides for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification.
      Each agreement specifies each executive’s base salary compensation during the term of the agreement. The Compensation Committee has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Compensation Committee may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the Compensation Committee in its sole discretion. Under each agreement, each executive is also entitled to participate in the Company’s Amended Stock Option Plan, and to receive all other awards and benefits previously granted to each executive, including the payment of life insurance premiums.
      The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of employees from the Company in the event of an executive’s departure for a period of two years. See “Severance and Change in Control Arrangements” for a discussion of the severance and change in control arrangements set forth in each of these agreements.

Grants of Plan-Based Awards

									All Other
								All Other	Option
		Estimated Future Payouts			Estimated Future Payouts			Stock	Awards;		Grant Date
		Under Non-Equity Incentive			Under Equity Incentive			Awards;	Number	Exercise	Fair Value
		Plan Awards			Plan Awards			Number of	of	or Base	of Stock
								Shares of	Securities	Price of	and
	Grant							Stock or	Underlying	Option	Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options(1)	Awards	Awards

William L. Walton	5/15/07	—	—	—	—	—	—	—	186,000	$29.58	$553,685

Joan M. Sweeney	5/15/07	—	—	—	—	—	—	—	139,500	29.58	415,264

Penni F. Roll	5/15/07	—	—	—	—	—	—	—	139,500	29.58	415,264

Daniel L. Russell	5/15/07	—	—	—	—	—	—	—	186,000	29.58	553,685

John M. Scheurer	5/15/07	—	—	—	—	—	—	—	139,500	29.58	415,264

(1)	The options granted in 2007 vest in three installments on 6/30/07, 6/30/08, and 6/30/09.
Amended Stock Option Plan
      The Company’s Amended Stock Option Plan, or Option Plan, is intended to encourage stock ownership in the Company by officers and directors, thus giving them a proprietary interest in the Company’s performance, to reward outstanding performance, and to provide a means to attract and retain persons of outstanding ability to the service of the Company. The Option Plan was last approved by stockholders in May 2007.
      As discussed in the Compensation Discussion and Analysis, the Company’s Compensation Committee believes that stock-based incentive compensation is a key element of officer and director compensation. The Compensation Committee’s principal objective in awarding stock options to the eligible officers of the Company is to align each optionee’s interests with the success of the Company and the financial interests of its stockholders by linking a portion of such optionee’s compensation with the performance of the Company’s stock and the value delivered to stockholders.
      Stock options are granted under the Option Plan at a price not less than the prevailing market value at the grant date and will have realizable value only if the Company’s stock price increases. The Compensation Committee determines the amount and features of the stock options, if any, to be awarded to optionees. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to the Company, the present and potential contributions of such optionee to the success of the Company, and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Option Plan, including the recipient’s current stock holdings, years of service, position with the Company, and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance. Pursuant to the 1940 Act, options may not be repriced for any participant.
      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any reason other than death or total and permanent disability. If an optionee’s employment is terminated for any reason other than death or total and permanent disability before expiration of his option and before he has fully exercised it, the optionee has the right to exercise the option during the balance of a 60-day period from the date of termination. If an optionee dies or becomes totally and permanently disabled before expiration of the option without fully exercising it, he or she or the executors or administrators or legatees or distributees of the estate shall, as may be provided at the time of the grant, have the right, within one year after the optionee’s death or total and permanent disability, to exercise the option in whole or in part before the expiration of its term.
      All outstanding options will become fully vested and exercisable upon a Change of Control. For purposes of the Option Plan, a “Change of Control” means (i) the sale or other disposition of all or substantially all of the Company’s assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Exchange Act), or of record, as a result of a merger, consolidation or otherwise, of securities of the Company representing fifteen percent (15%) or more of the aggregate voting power of the Company’s then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the Exchange Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) the Company or its subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of the Company or its subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the “Incumbent Board”) cease to constitute at least two-thirds (2/3) of the Board of Directors; provided, however, that any director appointed by at least two-thirds (2/3) of the then Incumbent Board or nominated by at least two-thirds (2/3) of the Corporate Governance/ Nominating Committee of the Board of Directors (a majority of the members of the Corporate Governance/ Nominating Committee are members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.
      The Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.
      On February 1, 2008, options to purchase 7.1 million shares were granted with an exercise price of $22.96 per share. The options vest ratably over a three-year period beginning on June 30, 2009. The estimated expense included in the Grants of Plan-Based Awards table, above, does not include any expense related to the options granted in 2008.
Outstanding Equity Awards at Fiscal Year-End
      The following table sets forth the stock option awards outstanding at December 31, 2007:

	Option Awards(1)						Stock Awards(3)

									Equity	Equity
									Incentive	Incentive
									Plan	Plan
									Awards:	Awards:
				Equity					Number of	Market or
				Incentive					Unearned	Payout
				Plan					Shares,	Value of
				Awards:				Market	Units or	Unearned
	Number of	Number of		Number of			Number of	Value of	Other	Shares,
	Securities	Securities		Securities			Shares or	Shares or	Rights	Units
	Underlying	Underlying		Underlying			Units of	Units of	That	of Other
	Unexercised	Unexercised		Unexercised	Option	Option	Stock That	Stock That	Have	Rights That
	Options	Options		Unearned	Exercise	Expiration	Have Not	Have Not	Not	Have Not
Name	Exercisable(2)	Unexercisable		Options	Price	Date	Vested	Vested	Vested	Vested

William L. Walton	400,000	—		—	$28.98	3/11/2014	n/a	n/a	n/a	n/a
	62,000	124,000	(4)	—	$29.58	5/15/2014	n/a	n/a	n/a	n/a

Joan M. Sweeney	5,633	—		—	$17.75	12/30/2009	n/a	n/a	n/a	n/a
	4,646	—		—	$21.52	12/13/2012	n/a	n/a	n/a	n/a
	78,450	—		—	$28.98	3/11/2014	n/a	n/a	n/a	n/a
	46,500	93,000	(4)	—	$29.58	5/15/2014	n/a	n/a	n/a	n/a

	Option Awards(1)						Stock Awards(3)

									Equity	Equity
									Incentive	Incentive
									Plan	Plan
									Awards:	Awards:
				Equity					Number of	Market or
				Incentive					Unearned	Payout
				Plan					Shares,	Value of
				Awards:				Market	Units or	Unearned
	Number of	Number of		Number of			Number of	Value of	Other	Shares,
	Securities	Securities		Securities			Shares or	Shares or	Rights	Units
	Underlying	Underlying		Underlying			Units of	Units of	That	of Other
	Unexercised	Unexercised		Unexercised	Option	Option	Stock That	Stock That	Have	Rights That
	Options	Options		Unearned	Exercise	Expiration	Have Not	Have Not	Not	Have Not
Name	Exercisable(2)	Unexercisable		Options	Price	Date	Vested	Vested	Vested	Vested

Penni F. Roll	122,677	—		—	$21.52	12/13/2012	n/a	n/a	n/a	n/a
	200,000	—		—	$28.98	3/11/2014	n/a	n/a	n/a	n/a
	133,334	66,666	(5)	—	$27.51	8/3/2015	n/a	n/a	n/a	n/a
	46,500	93,000	(4)	—	$29.58	5/15/2014	n/a	n/a	n/a	n/a

Daniel L. Russell	4,085	—		—	$21.59	9/20/2011	n/a	n/a	n/a	n/a
	4,646	—		—	$21.52	12/13/2012	n/a	n/a	n/a	n/a
	100,000	—		—	$28.98	3/11/2014	n/a	n/a	n/a	n/a
	200,000	100,000	(5)	—	$27.51	8/3/2015	n/a	n/a	n/a	n/a
	62,000	124,000	(4)	—	$29.58	5/15/2014	n/a	n/a	n/a	n/a

John M. Scheurer	150,000	—		—	$28.98	3/11/2014	n/a	n/a	n/a	n/a
	33,334	16,666	(5)	—	$27.51	8/3/2015	n/a	n/a	n/a	n/a
	46,500	93,000	(4)	—	$29.58	5/15/2014	n/a	n/a	n/a	n/a

(1)	During 2007, the Company completed a tender offer for vested in-the-money options and cancelled a total of 10.3 million options. See “Option Cancellation and the OCP.”
(2)	No stock option awards have been transferred.
(3)	The Company has not made any stock awards. As a business development company, the Company is prohibited by the 1940 Act from issuing stock awards except pursuant to a Commission exemptive order. The Company has filed an application seeking exemptive relief to issue restricted stock.
(4)	The options granted vest in three installments on 6/30/07, 6/30/08, and 6/30/09.
(5)	The options granted vest in three installments on 6/30/06, 6/30/07, and 6/30/08.
Option Exercises and Stock Vested
      No stock option awards were exercised by any NEO during the year ended December 31, 2007.

		Option Awards		Stock Awards

		Number of Shares		Number of Shares
		Acquired on	Value Realized	Acquired on	Value Realized
Name	Year	Exercise	on Exercise	Vesting	on Vesting

William L. Walton	2007	—	—	n/a	n/a
Joan M. Sweeney	2007	—	—	n/a	n/a
Penni F. Roll	2007	—	—	n/a	n/a
Daniel L. Russell	2007	—	—	n/a	n/a
John M. Scheurer	2007	—	—	n/a	n/a

Equity Compensation Plan Information
      The following table sets forth information as of December 31, 2007, with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Number of
securities
remaining
available for
future issuance
	Number of		under equity
	Securities to be		compensation
	issued upon	Weighted-average	plans (excluding
	exercise of	exercise price of	securities reflected
	outstanding options	outstanding options	in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by stockholders	18,476,893	$28.3614	10,745,694
Equity compensation plans not approved by stockholders	—	—	—

Total	18,476,893	$28.3614	10,745,694

Option Cancellation and the OCP
      In connection with the Company’s 2006 Annual Meeting of Stockholders, the stockholders approved the issuance of up to 2,500,000 shares of the Company’s common stock in exchange for the cancellation of vested “in-the-money” stock options granted to certain officers and directors under the Amended Stock Option Plan. Under the initiative, which was reviewed and approved by the Company’s Board of Directors, all optionees who held vested stock options with exercise prices below the market value of the stock (or “in-the-money” options), were offered the opportunity to receive cash and unregistered common stock in exchange for their voluntary cancellation of their vested stock options. The sum of the cash and common stock to be received by each optionee would equal the “in-the-money” value of the stock option cancelled. On July 18, 2007, the Company completed a tender offer to all optionees who held vested “in-the-money” stock options as of June 20, 2007. The Company accepted for cancellation 10.3 million vested options held by employees and non-officer directors, which in the aggregate had a weighted average exercise price per share of $21.50. This resulted in a total OCP of approximately $105.6 million, of which $52.8 million was paid in cash to satisfy required tax liabilities and $52.8 million was paid through the issuance of 1.7 million unregistered shares of the Company’s common stock, determined using the Weighted Average Market Price of $31.75, which represented the volume-weighted average price of the Company’s common stock over the fifteen trading days preceding the first day the offer period. The NEOs received the following OCPs in connection with their participation in the tender offer:

	Shares	Cash

William L. Walton	455,211	$14,452,966
Joan S. Sweeney	247,864	7,869,699
Penni F. Roll	59,855	1,900,424
Daniel L. Russell	38,274	1,215,205
John M. Scheurer	138,099	4,384,674

Non-Qualified Deferred Compensation

				Aggregate	Aggregate
	Executive	Company	Aggregate	Withdrawals/	Balance at
	Contributions in	Contributions in	Earnings in	Distributions in	December 31,
Name	2007(1)(4)	2007(2)	2007(3)	2007	2007(5)

William L. Walton	$1,453,612	$198,578	$(2,313,904)	$—	$11,366,271
Joan M. Sweeney	$739,125	$112,347	$(1,092,826)	$—	$5,832,948
Penni F. Roll	$344,925	$54,354	$(409,013)	$—	$2,247,601
Daniel L. Russell	$468,112	$64,020	$(271,709)	$—	$1,693,936
John M. Scheurer	$542,025	$60,608	$(789,761)	$—	$5,697,511

(1)	Executive contributions are based on the IPAs earned during the 2007 plan year (net of FICA tax) and contributed to the 2005 DCP II. There are no other executive deferrals.

(2)	Company contributions (net of FICA tax) are based on the excess 401(k) employer contribution made to the 2005 DCP I in 2007 (for the 2006 plan year) and allocated to the participant’s account.

(3)	Includes interest and dividend income and realized and unrealized gains and losses on all deferred compensation arrangements.

(4)	The Executive and Company contributions are also reflected in the Summary Compensation Table.

(5)	During 2007, the Company’s Board of Directors determined to terminate its deferred compensation arrangements, and the balances will be distributed to the participants in 2008. See “Termination of Deferred Compensation Arrangements” below.
     The 2005 Deferred Compensation Plan I. The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan, or 2005 DCP I, is an unfunded plan, as defined in the Code, that provides for the voluntary deferral of compensation by directors, employees and consultants of the Company. Prior to 2005, such voluntary deferrals were made to the Allied Capital Corporation Non-Qualified Deferred Compensation Plan, or DCP I. Any director, senior officer, or consultant of the Company is eligible to participate in the 2005 DCP I at such time and for such period as designated by the Board of Directors. The 2005 DCP I is administered through a grantor trust, and the Company funds this plan through cash contributions.
      The 2005 Deferred Compensation Plan II. The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan II, or 2005 DCP II, is an unfunded plan, as defined in the Code, that provides for the deferral of compensation by the Company’s officers. All IPA contributions made for 2005, 2006, and 2007 were made into 2005 DCP II. Prior to 2005, IPA contributions were made to the Allied Capital Corporation Non-Qualified Deferred Compensation Plan II (DCP II).
      The IPAs were generally deposited in the trust in equal installments, on a quarterly basis, in the form of cash. The Compensation Committee designed both DCP II and 2005 DCP II to require the trustee to use the cash to purchase shares of the Company’s common stock in the open market. A participant only vests in the award as it is deposited into the trust. The Compensation Committee, in its sole discretion, designates the senior officers who were to receive IPAs and participate in 2005 DCP II. During any period of time in which a participant has an account in either DCP II or 2005 DCP II, any dividends declared and paid on shares of common stock allocated to the participant’s accounts were reinvested in shares of the Company’s common stock.
      The Compensation Committee of the Company’s Board of Directors administers all of the Company’s deferred compensation arrangements. The Board of Directors reserves the right to amend, terminate, or discontinue DCP II and 2005 DCP II, provided that no such action will adversely affect a participant’s rights under the plans with respect to the amounts contributed to his or her deferral accounts.

      Termination of Deferred Compensation Arrangements. In December 2007, the Company’s Board of Directors made a determination that it is in the best interests of the Company to terminate its deferred compensation arrangements (each individually a Plan, or collectively, the Plans). The Board of Directors’ decision was primarily in response to increased complexity resulting from recent changes in the regulation of deferred compensation arrangements.
      The Board of Directors resolved that DCP I and DCP II will be terminated in accordance with the provisions of each of these Plans, and the accounts under these Plans will be distributed to participants in full on March 18, 2008, the termination and distribution date, or as soon as is reasonably practicable thereafter.
      The Board of Directors also resolved to amend and restate 2005 DCP I and 2005 DCP II to provide for termination of each of these Plans and distribution of the accounts under these Plans on March 18, 2008, or as soon as is reasonably practicable thereafter, in full in accordance with the transition rule for payment elections under Section 409A of the Code.
      Distributions from the Plans will be made in cash or shares of the Company’s common stock, net of required withholding taxes. The assets of the rabbi trust related to DCP I and 2005 DCP I are primarily invested in assets other than shares of the Company’s common stock. At December 31, 2007, the liability to participants related to DCP I and 2005 DCP I was valued at $21.1 million in the aggregate, and that liability is fully funded by assets held in the rabbi trust.
      The assets of the rabbi trust related to DCP II and 2005 DCP II are primarily invested in shares of the Company’s common stock. At December 31, 2007, the liability to participants related to DCP II and 2005 DCP II was valued at $31.4 million in the aggregate, and that liability is fully funded by assets held in the rabbi trust. At December 31, 2007, the rabbi trust held approximately 1.4 million shares for DCP II and 2005 DCP II.
      The account balances in the Plans reflect a combination of participant elective compensation deferrals and non-elective employer contributions, including contributions related to previously earned IPAs. As of March 4, 2008, the account balances of the NEOs related to these Plans were $7.0 million for Mr. Walton, $3.5 million for Ms. Sweeney, $1.3 million for Ms. Roll, $1.0 million for Mr. Russell, and $2.6 million for Mr. Scheurer.
      Changes in Method of Payment of IPA for 2008. As a result of the termination of the Company’s deferred compensation arrangements, the Compensation Committee is considering the Company’s compensation structure and other changes that may be implemented if the Company obtains Commission and stockholder approval to issue restricted stock. For 2008, the Compensation Committee has determined that the IPAs will be paid in cash in two equal installments during the year to eligible officers, rather than contributed to a deferred compensation plan and invested in shares of the Company’s common stock.
      The total of 2008 IPAs and IPBs are estimated to be $19.2 million. The 2008 IPAs for the named executive officers are: Mr. Walton — $1,475,000; Ms. Sweeney — $850,000; Ms. Roll — $350,000; Mr. Russell — $475,000; and Mr. Scheurer — $550,000. The 2008 IPBs for the named executive officers are: Mr. Walton — $1,475,000; Ms. Sweeney — $850,000; Ms. Roll — $350,000; Mr. Russell — $475,000; and Mr. Scheurer — $550,000.
Severance and Change of Control Arrangements
      The Company entered into employment agreements in 2004 with Mr. Walton, and Ms. Sweeney and Ms. Roll. These agreements were reviewed in 2007 and amended to comply with Section 409A and to address other tax-related matters. Each of the agreements provides for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification. The following tables quantify the potential payments and benefits upon termination of the Company for each of the NEOs with an employment agreement, assuming the NEO’s employment terminated on December 31, 2007, given the NEO’s compensation and service level as of that date, excluding $11,366,271 for Mr. Walton, $5,832,948 for Ms. Sweeney and $2,247,601 for Ms. Roll representing each NEO’s current deferred compensation balances, which will be distributed to each NEO in 2008 pursuant to the Board of Director’s determination in December 2007 to terminate the Company’s deferred compensation arrangements. Due to the number of factors that affect these calculations, including the price of the Company’s common stock, any actual amounts paid or distributed may be different.

	Termination Scenarios

	By Executive For
	Good Reason or
	By Company	Death or	Change of
	Without Cause	Disability	Control
William L. Walton
Cash Payments	$15,633,023	$7,228,000	$15,633,023
Accelerated Vesting of Option Awards	—	—	0
Continued Benefits	206,769	206,769	206,769
Tax Equalization Payment	—	—	6,733,465

Total	$15,839,792	$7,434,769	$22,573,257

	Termination Scenarios

	By Executive For
	Good Reason or
	By Company	Death or	Change of
	Without Cause	Disability	Control
Joan M. Sweeney
Cash Payments	$10,324,067	$5,264,333	$10,324,067
Accelerated Vesting of Option Awards	—	—	0
Continued Benefits	152,268	152,268	152,268
Tax Equalization Payment	—	—	4,266,217

Total	$10,476,335	$5,416,601	$14,742,552

	Termination Scenarios

	By Executive For
	Good Reason or
	By Company	Death or
	Without Cause	Disability	Change of Control
Penni F. Roll
Cash Payments	$5,665,983	$2,850,000	$5,665,983
Accelerated Vesting of Option Awards	—	—	0
Continued Benefits	104,149	104,149	104,149
Tax Equalization Payment	—	—	2,472,084

Total	$5,770,132	$2,954,149	$8,242,216
      By Executive For Good Reason or By Company Without Cause. Pursuant to each of those agreements, if the executive resigns without good reason or his/her employment is terminated with cause, the executive will not receive any severance pay. If, however, employment is terminated by the Company without cause or by the executive for good reason, the executive will be entitled to severance pay for a period not to exceed 36 months. Severance pay will include three times the average base salary for the preceding three years, plus three times the average bonus compensation for the preceding three years, plus a lump sum severance amount, plus certain benefits for a period of one year. These benefits include COBRA premiums for Mr. Walton, Ms. Sweeney and Ms. Roll and their eligible family members for the maximum period of continuation coverage provided under COBRA, and also include the full cost for substantially equivalent health and dental insurance benefits for six months after such maximum continuation coverage expires at the sole expense of the

Company. These benefits also include participation in the Company’s stock option plan, split-dollar life insurance plan, executive long term disability plan, and deferred compensation plan, if applicable. Severance payments will generally be paid in a lump sum no earlier than six months after separation.
      Change of Control. In the event of a change of control, in addition to the severance value described above, Mr. Walton, Ms. Sweeney and Ms. Roll would each be entitled to a tax equalization payment to offset any applicable excise tax penalties imposed on the executive under Section 4999 of the Code. Under the terms of the Option Plan, all outstanding options will vest immediately upon a change of control. See “Amended Stock Option Plan” above for the definition of change of control.
      Death or Disability. If employment is terminated as a result of death or disability (as defined in the executives’ employment agreements) and no notice of non-renewal has been given, the executive will be entitled to severance pay equal to one times his/her average base salary for the preceding three years, plus one times his/her average bonus compensation for the preceding three years, plus a lump sum severance amount, plus certain benefits previously described for a period of one year.
      Notice of Non-Renewal. If a notice of non-renewal has been given prior to death or disability of the executive, then instead of using a one times multiple of the average base salary and average bonus compensation as described above, the severance amount that relates to base salary and bonus compensation would be calculated using the number of years remaining between the date of the executive’s death or disability and the third anniversary of the notice of non-renewal, but in no event less than one year. Any severance relating to disability will be paid in a lump sum no earlier than six months after separation. Any severance relating to death will be paid in two installments: 75% of such pay will be paid at the time of separation and 25% will be paid on the first anniversary of such separation.
      If the term of employment expires in accordance with the agreement after the delivery of a non-renewal notice by either party, the executive would continue to be employed for three years after the notice of non-renewal (unless otherwise terminated under the agreement). At the end of the three-year term, the executive would receive severance pay equal to one times the average base salary for the preceding three years, plus one times the average bonus compensation for the preceding three years, plus a lump sum severance amount, plus the benefits previously described. Severance payments will be paid in a lump sum no earlier than six months after separation.
      If any provision of the employment agreements would cause the executive to incur any additional tax under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, the Company will reform the provision in a manner that maintains, to the extent possible, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in such a situation, the Company will notify and consult with the executives prior to the effective date of any such change.
Indemnification Agreements
      The Company has entered into indemnification agreements with its directors and certain senior officers of the Company including each of the NEOs. The indemnification agreements are intended to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Company shall indemnify the director or officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Company.

Target Ownership
      During 2006, our Board of Directors established a target ownership program, which requires senior officers to achieve and retain certain stock ownership levels commensurate with their positions within the Company. From the inception of the target ownership program in 2006, officers have five years to achieve the required ownership levels. Individuals who are hired or promoted after the implementation of the target ownership program would be required to achieve the target ownership level within the later of five years from the date of hire or three years from the date of promotion to the relevant title. Many of the Company’s senior officers already own a substantial number of shares of the Company and few have chosen to sell shares over their tenure with the Company. The Board of Directors believes that it is in the best interest of stockholders to encourage share ownership by the Company’s senior officers, so that the interests of officers and stockholders are aligned.
      The Board of Directors has determined target ownership levels for the Company’s senior officers, as follows:

Minimum Share
Senior Officer	Multiple of Base Salary	Ownership Range

Chief Executive Officer	5x	250,000 shares
Management Committee Members	4x	55,000 — 130,000 shares
Managing Directors and Executive Vice Presidents who are not members of the Management Committee	3x	21,500 — 45,000 shares
Principals	2x	10,000 — 20,500 shares
      Target ownership amounts represent the lesser of a multiple of base salary or a specified number of shares. Minimum share ownership requirements are determined on an individual basis and are adjusted annually by the Compensation Committee.
      The Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, as well as certain other senior officers, have met their target ownership levels set forth above. See “Security Ownership of Management and Certain Beneficial Owners”.
      In addition, pursuant to the Company’s Corporate Governance Policy, each non-officer director is required to own $100,000 worth of shares, and directors are required to achieve this target ownership level within five years of joining the Board or (in the case of those directors who were serving on the Board at the time the policy was adopted by the Board) by February 2011. The majority of the Company’s directors have achieved this target ownership level.

DIRECTOR COMPENSATION
      The following table sets forth compensation that the Company paid during the year ended December 31, 2007, to its directors. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

					Change in
					Pension Value
					and
	Fees				Non-qualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
Name	Cash	Awards	Awards(1)	Compensation	Earnings(3)	Compensation(4)	Total

Interested Directors
William L. Walton(2)	$—	n/a	$—	n/a	n/a	$—	$—
Joan M. Sweeney(2)	$—	n/a	$—	n/a	n/a	$—	$—
Robert E. Long	$145,000	n/a	$14,884	n/a	n/a	$39,367	$199,251
Independent Directors
Ann Torre Bates	$237,000	n/a	$14,884	n/a	n/a	$15,465	$267,349
Brooks H. Browne	$208,000	n/a	$14,884	n/a	n/a	$15,593	$238,477
John D. Firestone	$190,000	n/a	$14,884	n/a	n/a	$39,367	$244,251
Anthony T. Garcia	$195,000	n/a	$14,884	n/a	n/a	$62,110	$271,994
Edwin L. Harper	$254,500	n/a	$14,884	n/a	n/a	$—	$269,384
Lawrence I. Hebert	$222,000	n/a	$14,884	n/a	n/a	$62,110	$298,994
John I. Leahy	$190,000	n/a	$14,884	n/a	n/a	$58,542	$263,426
Alex J. Pollock	$199,000	n/a	$14,884	n/a	n/a	$13,758	$227,642
Marc F. Racicot	$286,000	n/a	$14,884	n/a	n/a	$14,490	$315,374
Guy T. Steuart II	$190,000	n/a	$14,884	n/a	n/a	$62,110	$266,994
Laura W. van Roijen	$211,000	n/a	$14,884	n/a	n/a	$15,593	$241,477

(1)	Reflects the annual grant of 5,000 options. Options granted vested immediately. The fair value of the options was estimated on the grant date for financial reporting purposes using the Black-Scholes option pricing model and pursuant to the requirements of FASB Statement No. 123 (Revised), or SFAS 123R. See Note 2 to the Company’s Consolidated Financial Statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2007, for the assumptions used in determining SFAS 123R values.
(2)	Mr. Walton and Ms. Sweeney did not receive any compensation for serving on the Board of Directors. See “Summary Compensation Table” below.
(3)	There were no above market or preferential earnings on the non-qualified deferred compensation plans. See “Non-Qualified Deferred Compensation” below.
(4)	Represents the SFAS 123R expense related to stock options cancelled in connection with the option cancellation payment (OCP). See “Equity Compensation Plan Information — Option Cancellation and the OCP” below.
     During 2007, our Board of Directors adopted and implemented the following compensation structure for non-officer directors, which is also effective for 2008. Each non-officer director receives an annual retainer of $100,000. In addition, each member of each committee receives an annual retainer of $45,000 to attend the meetings of the committee, with a maximum of $90,000 to be paid to any one director for committee retainers. Each committee chair also receives an annual retainer of $5,000. In addition, members who serve on special purpose committees receive $3,000 per meeting. We also reimburse directors for expenses related to meeting attendance. Directors who are employees receive no additional compensation for serving on our Board of Directors or its committees.
      For 2007, directors could choose to defer any portion of their cash compensation through the 2005 Allied Capital Non-Qualified Deferred Compensation Plan, and could choose to have such deferred income invested in shares of the Company’s common stock through a trust, which is owned by the Company. See “Non-Qualified Deferred Compensation” for additional information.
      Non-officer directors are eligible for stock option awards under our Amended Stock Option Plan pursuant to an exemptive order from the Commission, which was granted in September 1999. The terms of the order provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected by stockholders to the Board of Directors. Thereafter, each non-officer director will receive 5,000 options each year on the date of the Annual Meeting of Stockholders at the fair market value on the date of grant. See “Amended Stock Option Plan.” The options granted to our directors vest immediately.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Allied Capital Corporation:
      We have audited the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries (the Company) as of December 31, 2007 and 2006, including the consolidated statements of investments as of December 31, 2007 and 2006, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 13), for each of the years in the three-year period ended December 31, 2007. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical inspection or confirmation of securities owned as of December 31, 2007 and 2006. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2007 and 2006, and the results of their operations, their cash flows, changes in their net assets, and financial highlights for each of the years in the three-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.
      As discussed in Note 2 to the consolidated financial statements, effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123 (Revised 2004), Share Based Payment.
Washington, D.C.
February 28, 2008

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

	December 31,

	2007	2006
(in thousands, except per share amounts)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2007-$1,622,094; 2006-$1,578,822)	$1,279,080	$1,490,180
Companies 5% to 25% owned (cost: 2007-$426,908; 2006-$438,560)	389,509	449,813
Companies less than 5% owned (cost: 2007-$2,994,880; 2006-$2,479,981)	2,990,732	2,437,908

Total private finance (cost: 2007-$5,043,882; 2006-$4,497,363)	4,659,321	4,377,901
Commercial real estate finance (cost: 2007-$96,942; 2006-$103,546)	121,200	118,183

Total portfolio at value (cost: 2007-$5,140,824; 2006-$4,600,909)	4,780,521	4,496,084
Investments in money market and other securities	201,222	202,210
Accrued interest and dividends receivable	71,429	64,566
Other assets	157,864	122,958
Cash	3,540	1,687

Total assets	$5,214,576	$4,887,505

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2007-$153,000; 2006-$—)	$1,922,220	$1,691,394
Revolving line of credit	367,250	207,750
Accounts payable and other liabilities	153,259	147,117

Total liabilities	2,442,729	2,046,261

Commitments and contingencies
Shareholders’ equity:
Common stock, $0.0001 par value, 400,000 shares authorized; 158,002 and 148,575 shares issued and outstanding at December 31, 2007 and 2006, respectively	16	15
Additional paid-in capital	2,657,939	2,493,335
Common stock held in deferred compensation trust	(39,942)	(28,335)
Notes receivable from sale of common stock	(2,692)	(2,850)
Net unrealized appreciation (depreciation)	(379,327)	(123,084)
Undistributed earnings	535,853	502,163

Total shareholders’ equity	2,771,847	2,841,244

Total liabilities and shareholders’ equity	$5,214,576	$4,887,505

Net asset value per common share	$17.54	$19.12

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

	For the Years Ended December 31,

	2007	2006	2005
(in thousands, except per share amounts)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$105,634	$102,636	$122,450
Companies 5% to 25% owned	41,577	39,754	21,924
Companies less than 5% owned	270,365	244,037	172,779

Total interest and dividends	417,576	386,427	317,153
Fees and other income
Companies more than 25% owned	18,505	29,606	27,365
Companies 5% to 25% owned	810	4,447	124
Companies less than 5% owned	24,814	32,078	29,510

Total fees and other income	44,129	66,131	56,999

Total interest and related portfolio income	461,705	452,558	374,152

Expenses:
Interest	132,080	100,600	77,352
Employee	89,155	92,902	78,300
Employee stock options	35,233	15,599	—
Administrative	50,580	39,005	69,713

Total operating expenses	307,048	248,106	225,365

Net investment income before income taxes	154,657	204,452	148,787
Income tax expense, including excise tax	13,624	15,221	11,561

Net investment income	141,033	189,231	137,226

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	226,437	513,314	33,237
Companies 5% to 25% owned	(10,046)	4,467	5,285
Companies less than 5% owned	52,122	15,520	234,974

Total net realized gains	268,513	533,301	273,496
Net change in unrealized appreciation or depreciation	(256,243)	(477,409)	462,092

Total net gains	12,270	55,892	735,588

Net increase in net assets resulting from operations	$153,303	$245,123	$872,814

Basic earnings per common share	$1.00	$1.72	$6.48

Diluted earnings per common share	$0.99	$1.68	$6.36

Weighted average common shares outstanding — basic	152,876	142,405	134,700

Weighted average common shares outstanding — diluted	154,687	145,599	137,274

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31,

	2007	2006	2005
(in thousands, except per share amounts)
Operations:
Net investment income	$141,033	$189,231	$137,226
Net realized gains	268,513	533,301	273,496
Net change in unrealized appreciation or depreciation	(256,243)	(477,409)	462,092

Net increase in net assets resulting from operations	153,303	245,123	872,814

Shareholder distributions:
Common stock dividends	(407,317)	(354,892)	(314,509)
Preferred stock dividends	(10)	(10)	(10)

Net decrease in net assets resulting from shareholder distributions	(407,327)	(354,902)	(314,519)

Capital share transactions:
Sale of common stock	171,282	295,769	—
Issuance of common stock for portfolio investments	—	—	7,200
Issuance of common stock in lieu of cash distributions	17,095	14,996	9,257
Issuance of common stock upon the exercise of stock options	14,251	11,734	66,688
Cash portion of option cancellation payment	(52,833)	—	—
Stock option expense	35,810	15,835	—
Net decrease in notes receivable from sale of common stock	158	1,018	1,602
Purchase of common stock held in deferred compensation trust	(12,444)	(9,855)	(7,968)
Distribution of common stock held in deferred compensation trust	837	980	2,011
Other	10,471	—	3,683

Net increase in net assets resulting from capital share transactions	184,627	330,477	82,473

Total net increase (decrease) in net assets	(69,397)	220,698	640,768
Net assets at beginning of year	2,841,244	2,620,546	1,979,778

Net assets at end of year	$2,771,847	$2,841,244	$2,620,546

Net asset value per common share	$17.54	$19.12	$19.17

Common shares outstanding at end of year	158,002	148,575	136,697

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Years Ended December 31,

	2007	2006	2005
(in thousands)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$153,303	$245,123	$872,814
Adjustments:
Portfolio investments	(1,845,973)	(2,257,828)	(1,668,113)
Principal collections related to investment repayments or sales	1,211,550	1,055,347	1,503,388
Change in accrued or reinvested interest and dividends	(23,913)	(8,159)	(6,594)
Net collection (amortization) of discounts and fees	(4,101)	1,713	(1,564)
Redemption of (investments in) U.S. Treasury bills	—	100,000	(100,000)
Redemption of (investments in) money market securities	988	(80,243)	(121,967)
Stock option expense	35,810	15,835	—
Changes in other assets and liabilities	(12,466)	36,418	33,023
Depreciation and amortization	2,064	1,800	1,820
Realized gains from the receipt of notes and other consideration from sale of investments, net of collections	(17,706)	(209,049)	(4,293)
Realized losses	131,997	24,169	69,565
Net change in unrealized (appreciation) or depreciation	256,243	477,409	(462,092)

Net cash provided by (used in) operating activities	(112,204)	(597,465)	115,987

Cash flows from financing activities:
Sale of common stock	171,282	295,769	—
Sale of common stock upon the exercise of stock options	14,251	11,734	66,688
Collections of notes receivable from sale of common stock	158	1,018	1,602
Borrowings under notes payable	230,000	700,000	350,000
Repayments on notes payable and debentures	—	(203,500)	(219,700)
Net borrowings under (repayments on) revolving line of credit	159,500	116,000	(20,250)
Cash portion of option cancellation payment	(52,833)	—	—
Purchase of common stock held in deferred compensation trust	(12,444)	(9,855)	(7,968)
Other financing activities	1,798	(6,795)	(8,333)
Common stock dividends and distributions paid	(397,645)	(336,572)	(303,813)
Preferred stock dividends paid	(10)	(10)	(10)

Net cash provided by (used in) financing activities	114,057	567,789	(141,784)

Net increase (decrease) in cash	1,853	(29,676)	(25,797)
Cash at beginning of year	1,687	31,363	57,160

Cash at end of year	$3,540	$1,687	$31,363

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS

		December 31, 2007
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Alaris Consulting, LLC	Senior Loan (16.5%, Due 12/05 – 12/07)(6)	$27,055	$26,987	$—
(Business Services)	Equity Interests		5,189	—
	Guaranty ($1,100)

AllBridge Financial, LLC	Equity Interests		7,800	7,800
(Financial Services)	Standby Letter of Credit ($30,000)

Allied Capital Senior Debt Fund, L.P.(5)	Equity Interests (See Note 3)		31,800	32,811
(Private Debt Fund)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		611	1,633
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		2,401	2,557
(Business Services)	Common Stock (2,750 shares)		—	370
	Guaranty ($2,401)

Aviation Properties Corporation	Common Stock (100 shares)		65	—
(Business Services)	Standby Letters of Credit ($1,000)

Border Foods, Inc.	Preferred Stock (100,000 shares)		12,721	4,648
(Consumer Products)	Common Stock (148,838 shares)		3,847	—

Calder Capital Partners, LLC(5)	Senior Loan (9.4%, Due 5/09)(6)	2,907	2,907	3,035
(Financial Services)	Equity Interests		2,396	3,559

Callidus Capital Corporation	Subordinated Debt (18.0%, Due 10/08)	6,871	6,871	6,871
(Financial Services)	Common Stock (100 shares)		2,067	44,587

Ciena Capital LLC (f/k/a Business Loan	Class A Equity Interests(25.0% — See Note 3)(6)	99,044	99,044	68,609
Express, LLC)	Class B Equity Interests		119,436	—
(Financial Services)	Class C Equity Interests		109,301	—
	Guaranty ($258,707 — See Note 3)
	Standby Letters of Credit ($18,000 — See Note 3)

CitiPostal Inc.	Senior Loan (8.4%, Due 12/13)	692	679	679
(Business Services)	Unitranche Debt (12.0%, Due 12/13)	50,852	50,597	50,597
	Subordinated Debt (16.0%, Due 12/15)	8,049	8,049	8,049
	Common Stock (37,024 shares)		12,726	12,726

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	35,054	34,923	34,923
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	6,000	5,979	5,979
	Common Stock (884,880 shares)		16,648	27,597

CR Holding, Inc.	Subordinated Debt (16.6%, Due 2/13)	40,956	40,812	40,812
(Consumer Products)	Common Stock (37,200,551 shares)		33,321	40,934

Direct Capital Corporation	Subordinated Debt (16.0%, Due 3/13)	39,184	39,030	39,030
(Financial Services)	Common Stock (2,097,234 shares)		19,250	6,906

Financial Pacific Company	Subordinated Debt (17.4%, Due 2/12 – 8/12)	73,031	72,850	72,850
(Financial Services)	Preferred Stock (10,964 shares)		10,276	19,330
	Common Stock (14,735 shares)		14,819	38,544

ForeSite Towers, LLC	Equity Interest		—	878
(Tower Leasing)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2007
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Global Communications, LLC	Senior Loan (10.0%, Due 9/02)(6)	$1,822	$1,822	$1,822
(Business Services)

Hot Stuff Foods, LLC	Senior Loan (8.4%, Due 2/11-2/12)	50,940	50,752	50,752
(Consumer Products)	Subordinated Debt (12.1%, Due 8/12)	30,000	29,907	29,907
	Subordinated Debt (15.4%, Due 2/13)(6)	52,373	52,150	1,337
	Common Stock (1,147,453 shares)		56,187	—

Huddle House, Inc.	Subordinated Debt (15.0%, Due 12/12)	59,857	59,618	59,618
(Retail)	Common Stock (415,328 shares)		41,533	44,154

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	320
(Business Services)

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	44,257	44,136	45,041
(Consumer Products)	Subordinated Debt (19.0%, Due 9/12)(6)	16,181	16,130	16,796
	Preferred Stock (25,000 shares)		25,000	1,462
	Common Stock (620,000 shares)		6,325	—

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	1,563	1,563	1,563
(Industrial Products)

Legacy Partners Group, Inc.	Senior Loan (14.0%, Due 5/09)(6)	3,843	3,843	3,843
(Financial Services)	Equity Interests		4,261	1,332

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 12/08)	772	772	772
(Business Services)	Equity Interest		1,809	700

MVL Group, Inc.	Senior Loan (12.0%, Due 6/09 – 7/09)	30,674	30,639	30,639
(Business Services)	Subordinated Debt (14.5%, Due 6/09 – 7/09)	40,191	39,943	39,943
	Common Stock (648,661 shares)		643	4,949

Old Orchard Brands, LLC	Subordinated Debt (18.0%, Due 7/14)	19,632	19,544	19,544
(Consumer Products)	Equity Interests		18,767	25,419

Penn Detroit Diesel Allison, LLC	Subordinated Debt (15.5%, Due 8/13)	39,331	39,180	39,180
(Business Services)	Equity Interests		21,128	37,965

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/07)(6)	1,350	1,350	1,534
(Consumer Products)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2007
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	$28,443	$28,351	$28,351
(Business Services)	Common Stock (63,888 shares)		13,662	26,292

Staffing Partners Holding
Company, Inc.	Subordinated Debt (13.5%, Due 1/07)(6)	509	509	223
(Business Services)

Startec Equity, LLC	Equity Interests		190	430
(Telecommunications)

Sweet Traditions, Inc.	Senior Loan (13.0%, Due 9/08 – 8/11)(6)	39,692	36,052	35,229
(Retail)	Preferred Stock (961 shares)		950	—
	Common Stock (10,000 shares)		50	—

Triview Investments, Inc.(8)	Senior Loan (10.0%, Due 12/07)	433	433	433
(Broadcasting & Cable/Business	Subordinated Debt (12.9%, Due 1/10 – 6/17)	43,157	42,977	42,977
Services/Consumer Products)	Subordinated Debt (12.5%, Due 11/07 – 3/08) (6)	1,400	1,400	1,583
	Common Stock (202 shares)		120,638	83,453
	Guaranty ($900)
	Standby Letter of Credit ($200)

Unitranche Fund LLC	Subordinated Certificates		744	744
(Private Debt Fund)	Equity Interests		1	1

Worldwide Express Operations, LLC	Subordinated Debt (14.0%, Due 2/14)	2,845	2,670	2,670
(Business Services)	Equity Interests		12,900	21,516
	Warrants		163	272

Total companies more than 25% owned			$1,622,094	$1,279,080

Companies 5% to 25% Owned

10th Street, LLC	Subordinated Debt (13.0%, Due 12/14)	$20,774	$20,645	$20,645
(Business Services)	Equity Interests		446	1,100

Advantage Sales & Marketing, Inc.	Subordinated Debt (12.0%, Due 3/14)	155,432	154,854	154,854
(Business Services)	Equity Interests		—	10,973

Air Medical Group Holdings LLC	Senior Loan (7.8%, Due 3/11)	3,030	2,980	2,980
(Healthcare Services)	Equity Interests		3,470	10,800

Alpine ESP Holdings, Inc.	Preferred Stock (622 shares)		622	749
(Business Services)	Common Stock (13,513 shares)		14	262

Amerex Group, LLC	Subordinated Debt (12.0%, Due 1/13)	8,400	8,400	8,400
(Consumer Products)	Equity Interests		3,509	13,713

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC (5)	Equity Interests		11,739	11,467
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	24,865	24,798	24,798
(Industrial Products)	Common Stock(5,073 shares)		5,813	4,190

BI Incorporated	Subordinated Debt (13.5%, Due 2/14)	30,615	30,499	30,499
(Business Services)	Common Stock (40,000 shares)		4,000	7,382

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. had a cost basis of $165.4 million and holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a value of $7.0 million, Triax Holdings, LLC (Consumer Products) with a value of $62.0 million, and Crescent Hotels & Resorts, LLC and affiliates (Business Services) with a value of $59.4 million, for a total value of $128.4 million.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2007
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Creative Group, Inc.	Subordinated Debt (14.0%, Due 9/13)(6)	$15,000	$13,686	$6,197
(Business Services)	Common Stock (20,000 shares)		—	—
	Warrant		1,387	—

Drew Foam Companies, Inc.	Preferred Stock (722 shares)		722	396
(Business Services)	Common Stock (7,287 shares)		7	—

MedBridge Healthcare, LLC	Senior Loan (8.0%, Due 8/09)(6)	7,164	7,164	7,164
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	5,184	5,184	2,406
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		1,416	—

MHF Logistical Solutions, Inc.	Subordinated Debt (11.5%, Due 6/12)(6)	33,600	33,448	9,280
(Business Services)	Subordinated Debt (18.0%, Due 6/13)(6)	11,211	11,154	—
	Common Stock (20,934 shares)(12)		20,942	—
	Warrants(12)		—	—

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	19,800	19,704	19,704
(Business Services)	Equity Interests		2,000	940

Progressive International
Corporation	Subordinated Debt (16.0%, Due 12/09)	1,557	1,545	1,545
(Consumer Products)	Preferred Stock (500 shares)		500	1,038
	Common Stock (197 shares)		13	4,900
	Warrants		—	—

Regency Healthcare Group, LLC	Unitranche Debt (11.1%, Due 6/12)	12,000	11,941	11,941
(Healthcare Services)	Equity Interests		1,500	1,681

SGT India Private Limited(4)	Common Stock (150,596 shares)		4,098	3,075
(Business Services)

Soteria Imaging Services, LLC	Subordinated Debt (12.0%, Due 11/10)	14,500	13,744	13,744
(Healthcare Services)	Equity Interests		2,170	2,686

Universal Environmental Services, LLC	Equity Interests		1,810	—
(Business Services)

Total companies 5% to 25% owned			$426,908	$389,509

Companies Less Than 5% Owned

3SI Security Systems, Inc.	Subordinated Debt (14.5%, Due 8/13)	$27,937	$27,837	$27,837
(Consumer Products)

AgData, L.P.	Senior Loan (10.3%, Due 7/12)	843	815	815
(Consumer Services)

Axium Healthcare Pharmacy, Inc.	Senior Loan (12.5%, Due 12/12)	2,600	2,567	2,567
(Healthcare Services)	Unitranche Debt (12.5%, Due 12/12)	8,500	8,463	8,463
	Common Stock (26,500 shares)		2,650	1,097

Baird Capital Partners IV Limited Partnership(5) (Private Equity Fund)	Limited Partnership Interest		2,234	2,114

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(12)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2007
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

BenefitMall, Inc.	Subordinated Debt (14.9%, Due 10/13-10/14)	$82,167	$81,930	$81,930
(Business Services)	Common Stock (45,528,000 shares)(12)		45,528	82,404
	Warrants(12)		—	—
	Standby Letters of Credit ($3,961)

Broadcast Electronics, Inc.	Senior Loan (9.0%, Due 7/12)(6)	4,913	4,884	3,273
(Business Services)

Bushnell, Inc.	Subordinated Debt (11.3%, Due 2/14)	41,325	39,821	39,821
(Consumer Products)

Callidus Debt Partners
CDO Fund I, Ltd.(4)(10)	Class C Notes (12.9%, Due 12/13)	18,800	18,929	18,988
(CDO/CLO)	Class D Notes (17.0%, Due 12/13)	9,400	9,465	9,494

Callidus Debt Partners
CLO Fund III, Ltd. (4)(10)	Preferred Shares (23,600,000 shares,
(CDO/CLO)	12.9%)(11)		21,783	19,999

Callidus Debt Partners
CLO Fund IV, Ltd.(4)(10)	Income Notes (14.8%)(11)		12,298	11,290
(CDO/CLO)

Callidus Debt Partners
CLO Fund V, Ltd. (4)(10)	Income Notes (20.3%)(11)		13,977	14,658
(CDO/CLO)

Callidus Debt Partners
CLO Fund VI, Ltd.(4)(10)	Class D Notes (11.3%) Due 10/21)	5,000	4,329	4,329
(CDO/CLO)	Income Notes (19.3%)(11)		26,985	26,985

Callidus Debt Partners (4)(10)
CLO Fund VII, Ltd.	Income Notes (16.6%)(11)		22,113	22,113
(CDO/CLO)

Callidus MAPS CLO Fund I LLC(10)	Class E Notes (10.4%, Due 12/17)	17,000	17,000	16,119
(CDO/CLO)	Income Notes (5.6%)(11)		49,252	36,085

Callidus MAPS CLO Fund II, Ltd.(4)(10)	Income Notes (14.7%)(11)		18,753	18,753
(CDO/CLO)

Camden Partners Strategic Fund II, L.P.(5)	Limited Partnership Interest		997	1,350
(Private Equity Fund)

Carlisle Wide Plank Floors, Inc.	Senior Loan (9.8%, Due 6/11)	500	497	497
(Consumer Products)	Unitranche Debt (10.0%, Due 6/11)	3,161	3,129	3,129
	Preferred Stock (400,000 Shares)		400	507

Catterton Partners V, L.P.(5)	Limited Partnership Interest		3,624	2,952
(Private Equity Fund)

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		2,259	2,103
(Private Equity Fund)

Centre Capital Investors IV, L.P.(5)	Limited Partnership Interest		2,215	2,276
(Private Equity Fund)

Centre Capital Investors V, L.P.(5)	Limited Partnership Interest		628	628
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	The fund is managed by Callidus Capital, a portfolio company of Allied Capital.
(11)	Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income from companies less than 5% owned in the consolidated statement of operations.
(12)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2007
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

CK Franchising, Inc.	Senior Loan (8.7%, Due 7/12)	$9,000	$8,911	$8,911
(Consumer Services)	Subordinated Debt (12.3%, Due 7/12 – 7/17)	21,000	20,908	20,908
	Preferred Stock (1,486,004 shares)		1,486	1,586
	Common Stock (8,793,408 shares)		8,793	8,654

Commercial Credit Group, Inc.	Subordinated Debt (14.8%, Due 2/11)	12,000	12,023	12,023
(Financial Services)	Preferred Stock (74,978 shares)		18,018	19,421
	Warrants		—	—

Community Education Centers, Inc.	Subordinated Debt (13.5%, Due 11/13)	35,011	34,936	34,936
(Education Services)

Component Hardware Group, Inc.	Subordinated Debt (13.5%, Due 1/13)	18,432	18,363	18,363
(Industrial Products)

Cook Inlet Alternative Risk, LLC	Unitranche Debt (10.8%, Due 4/13)	95,000	94,530	94,530
(Business Services)	Equity Interests		640	1,696

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		3,383	2,922
(Private Equity)

Diversified Mercury
Communications, LLC	Senior Loan (8.5%, Due 3/13)	233	217	217
(Business Services)

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	17,213	17,128	17,128
(Business Services)	Convertible Subordinated Debt
	(10.0%, Due 2/16)	4,118	4,103	5,397

DirectBuy Holdings, Inc.	Subordinated Debt (14.5%, Due 5/13)	75,000	74,631	74,631
(Financial Services)	Equity Interests		8,000	8,000

Distant Lands Trading Co.	Senior Loan (10.3%, Due 11/11)	10,000	9,966	9,966
(Consumer Products)	Unitranche Debt (11.0%, Due 11/11)	42,375	42,226	42,226
	Common Stock (4,000 shares)		4,000	2,645

Driven Brands, Inc.	Senior Loan (8.7%, Due 6/11)	37,070	36,951	36,951
d/b/a Meineke and Econo Lube	Subordinated Debt (12.1%, Due 6/12 – 6/13)	83,000	82,754	82,754
(Consumer Services)	Common Stock (11,675,331 shares)(12)		29,455	15,977
	Warrants(12)		—	—

Dryden XVIII Leveraged
Loan 2007 Limited(4)	Subordinated Debt (9.7%, Due 10/19)	9,000	7,406	7,406
(CDO/CLO)	Income Notes (14.2%)(11)		21,940	21,940

Dynamic India Fund IV (4)(5)	Equity Interests		6,050	6,215
(Private Equity Fund)

EarthColor, Inc.	Subordinated Debt (15.0%, Due 11/13)	127,000	126,463	126,463
(Business Services)	Common Stock (73,540 shares)(12)		73,540	62,675
	Warrants(12)		—	—

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		6,899	2,176
(Private Equity Fund)

eInstruction Corporation	Subordinated Debt (13.5%, Due 7/14-1/15)	47,000	46,765	46,765
(Education Services)	Common Stock (2,406 shares)		2,500	2,500

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income from companies less than 5% owned in the consolidated statement of operations.
(12)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2007
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Farley’s & Sathers Candy Company, Inc.	Subordinated Debt (13.7%, Due 3/11)	$18,000	$17,932	$17,932
(Consumer Products)

FCP-BHI Holdings, LLC	Subordinated Debt (12.8%, Due 9/13)	24,000	23,887	23,887
d/b/a Bojangles’	Equity Interests		1,000	998
(Consumer Products)

Fidus Mezzanine Capital, L.P.(5)	Limited Partnership Interest		6,357	6,357
(Private Equity Fund)

Frozen Specialties, Inc.	Warrants		435	229
(Consumer Products)

Garden Ridge Corporation (Retail)	Subordinated Debt (7.0%, Due 5/12)(6)	20,500	20,500	20,500

Geotrace Technologies, Inc.	Subordinated Debt (10.0%, Due 6/09)	6,772	6,616	6,616
(Energy Services)	Warrants		2,350	2,993

Gilchrist & Soames, Inc.	Senior Loan (9.0%, Due 10/13)	20,000	19,954	19,954
(Consumer Products)	Subordinated Debt (13.4%, Due 10/13)	25,800	25,676	25,676

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		8,808	8,252
(Private Equity Fund)

Havco Wood Products LLC	Senior Loan (9.7%, Due 8/11)	600	585	585
(Industrial Products)	Unitranche Debt (11.5%, Due 8/11)	5,100	4,248	4,248
	Equity Interests		1,055	3,192

Haven Eldercare of New England, LLC	Subordinated Debt (12.0%, Due 8/09)(6)	1,927	1,927	—
(Healthcare Services)

Higginbotham Insurance Agency, Inc.	Senior Loan (7.7%, Due 8/12)	15,033	14,942	14,942
(Business Services)	Subordinated Debt (13.5%, Due 8/13 – 8/14)	46,356	46,136	46,136
	Common Stock (23,926 shares)(12)		23,926	23,868
	Warrant(12)		—	—

The Hillman Companies, Inc.(3)	Subordinated Debt (10.0%, Due 9/11)	44,580	44,458	44,458
(Consumer Products)

The Homax Group, Inc.	Senior Loan (8.7%, Due 10/12)	10,969	10,969	10,969
(Consumer Products)	Subordinated Debt (12.0%, Due 4/14)	14,000	13,244	13,244
	Preferred Stock (89 shares)		89	13
	Common Stock (28 shares)		6	—
	Warrants		1,106	194

Ideal Snacks Corporation	Senior Loan (9.0%, Due 6/10)	288	288	288
(Consumer Products)

Integrity Interactive Corporation	Unitranche Debt (10.5%, Due 2/12)	12,193	12,095	12,095
(Business Services)

International Fiber Corporation	Subordinated Debt (14.0%, Due 6/12)	24,572	24,476	24,476
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	2,194

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(12)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2007
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Jones Stephens Corporation	Senior Loan (8.8%, Due 9/12)	$5,537	$5,525	$5,525
(Consumer Products)

Knightsbridge CLO 2007-1 Limited(4)	Subordinated Debt (14.1%, Due 1/22)	22,000	22,000	22,000
(CDO/CLO)	Income Notes (15.2%)(11)		31,211	31,211

Kodiak Fund LP(5)	Equity Interests		9,423	2,853
(Private Equity Fund)

Line-X, Inc.	Senior Loan (12.0%, Due 8/11)	900	885	885
(Consumer Products)	Unitranche Debt (12.0% Due 8/11)	48,198	48,039	42,784
	Standby Letter of Credit ($1,500)

MedAssets, Inc.(3)	Common Stock (224,817 shares)		2,049	6,652
(Business Services)

Mid-Atlantic Venture Fund IV, L.P. (5)	Limited Partnership Interest		6,975	1,791
(Private Equity Fund)

Milestone AV Technologies, Inc. (f/k/a CSAV, Inc.)	Subordinated Debt (11.3%, Due 6/13)	37,500	37,500	36,750
(Business Services)

NetShape Technologies, Inc.	Senior Loan (8.6%, Due 2/13)	5,802	5,773	5,773
(Industrial Products)

Network Hardware Resale, Inc.	Unitranche Debt (10.5%, Due 12/11)	20,512	20,614	20,614
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	13,242	13,302	15,586

Norwesco, Inc.	Subordinated Debt (12.7%, Due 1/12 – 7/12)	82,924	82,674	82,674
(Industrial Products)	Common Stock (559,603 shares)(12)		38,313	117,831
	Warrants(12)		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,910	1,256
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	998
(Business Services)

Odyssey Investment Partners Fund III, LP(5)	Limited Partnership Interest		2,276	2,567
(Private Equity Fund)

Pangaea CLO 2007-1 Ltd.(4)	Subordinated Debt (10.2%, Due 10/21)	15,000	11,570	11,570
(CDO/CLO)

Passport Health
Communications, Inc.	Preferred Stock (651,381 shares)		2,000	2,433
(Healthcare Services)	Common Stock (19,680 shares)		48	7

PC Helps Support, LLC	Senior Loan (8.9%, Due 12/13)	20,000	20,000	20,000
(Business Services)	Subordinated Debt (13.3%, Due 12/13)	30,895	30,743	30,743

Pendum, Inc.	Subordinated Debt (17.0%, Due 1/11)(6)	34,028	34,028	—
(Business Services)	Preferred Stock (82,715 shares)		—	—
	Warrants		—	—

Performant Financial Corporation	Common Stock (478,816 shares)		734	—
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Represents the effective interest yield earned on the cost basis of these preferred equity investments and income notes. The yield is included in interest income from companies less than 5% owned in the consolidated statement of operations.
(12)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2007
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

PharMEDium Healthcare Corporation	Senior Loan (8.6%, Due 10/13)	$19,577	$19,577	$19,577
(Healthcare Services)

Postle Aluminum Company, LLC	Unitranche Debt (11.0%, Due 10/12)	61,500	61,252	61,252
(Industrial Products)	Equity Interests		2,500	3,092

Pro Mach, Inc.	Subordinated Debt (13.0%, Due 6/12)	14,562	14,506	14,506
(Industrial Products)	Equity Interests		1,500	1,596

Promo Works, LLC	Unitranche Debt (10.3%, Due 12/11)	26,215	26,006	26,006
(Business Services)	Guaranty ($600)

Reed Group, Ltd.	Senior Loan (8.7%, Due 12/13)	21,000	20,970	20,970
(Healthcare Services)	Subordinated Debt (13.8%, Due 12/13)	18,000	17,910	17,910
	Equity Interests		1,800	1,800

S.B. Restaurant Company	Unitranche Debt (9.8%, Due 4/11)	34,001	33,733	33,733
(Retail)	Preferred Stock (54,125 shares)		135	135
	Warrants		619	2,095
	Standby Letters of Credit ($2,540)

SBBUT, LLC	Equity Interests		—	—
(Consumer Products)

Service Center Metals, LLC	Subordinated Debt (15.5%, Due 9/11)	5,000	4,981	4,981
(Industrial Products)	Equity Interests		313	343

Snow Phipps Group, L.P.(5)	Limited Partnership Interest		2,288	2,288
(Private Equity Fund)

SPP Mezzanine Funding, L.P.(5)	Limited Partnership Interest		2,268	1,942
(Private Equity Fund)

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		4,077	3,731
(Private Equity Fund)

Stag-Parkway, Inc.	Unitranche Debt (10.8%, Due 7/12)	51,000	50,810	50,810
(Business Services)

STS Operating, Inc.	Subordinated Debt (11.0%, Due 1/13)	30,386	30,273	30,273
(Industrial Products)

Summit Energy Services, Inc.	Senior Loan (8.5%, Due 8/13)	24,239	24,239	23,512
(Business Services)	Subordinated Debt (11.6%, Due 8/13)	35,765	35,596	35,596
	Common Stock (89,406 shares)		2,000	1,995

Tappan Wire and Cable Inc.	Unitranche Debt (15.0%, Due 8/14)	24,100	23,975	23,975
(Business Services)	Common Stock (15,000 shares)(12)		2,250	5,810
	Warrant(12)		—	—

The Step2 Company, LLC	Unitranche Debt (11.0%, Due 4/12)	96,041	95,693	95,693
(Consumer Products)	Equity Interests		2,483	2,987

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/12)	49,124	48,431	48,431
(Business Services)

TransAmerican Auto Parts, LLC	Subordinated Debt (14.0%, Due 11/12)	24,076	23,907	23,907
(Consumer Products)	Equity Interests		1,198	1,014

Trover Solutions, Inc.	Subordinated Debt (12.0%, Due 11/12)	60,000	59,740	59,740
(Business Services)

Universal Air Filter Company	Subordinated Debt (12.0%, Due 11/12)	14,750	14,688	14,688
(Industrial Products)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(12)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2007
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		$4,465	$4,306
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		—	54
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		—	613
(Private Equity Fund)

VICORP Restaurants, Inc.	Warrants		33	—
(Retail)

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		1,330	—
(Private Equity Fund)

WMA Equity Corporation and Affiliates	Subordinated Debt (13.6%, Due 4/13)	$125,000	124,010	124,010
d/b/a Wear Me Apparel	Subordinated Debt (9.0%, Due 4/14)(6)	13,033	13,033	13,302
(Consumer Products)	Common Stock (100 shares)		46,046	13,726

Webster Capital II, L.P.(5)	Limited Partnership Interest		897	897
(Private Equity Fund)

Woodstream Corporation	Subordinated Debt (12.0%, Due 2/15)	90,000	89,574	89,574
(Consumer Products)	Common Stock (7,500 shares)		7,500	7,482

York Insurance Services Group, Inc.	Subordinated Debt (14.5%, Due 1/14)	45,141	44,966	44,966
(Business Services)	Common Stock (15,000 shares)		1,500	1,995

Other companies	Other debt investments	159	57	62
	Other equity investments		8	—

Total companies less than 5% owned			$2,994,880	$2,990,732

Total private finance (156 portfolio investments)			$5,043,882	$4,659,321

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2007
	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	3	$20,361	$19,842
	7.00%–8.99%	8	22,768	22,768
	9.00%–10.99%	3	8,372	8,372
	11.00%–12.99%	1	10,456	10,456
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(13)		17	$65,927	$65,408

Real Estate Owned			$15,272	$21,253

Equity Interests(2) — Companies more than 25% owned			$15,743	$34,539
Guarantees ($6,871)
Standby Letter of Credit ($1,295)

Total commercial real estate finance			$96,942	$121,200

Total portfolio			$5,140,824	$4,780,521

	Yield	Cost	Value

Liquidity Portfolio(14)
American Beacon Money Market Select FD Fund	4.5%	$126,910	$126,910
American Beacon Money Market Fund	4.8%	40,163	40,163
SEI Daily Income Tr Prime Obligation Money Market Fund	4.9%	34,143	34,143

Total liquidity portfolio		$201,216	$201,216

Other Investments in Money Market Securities(14)
Columbia Treasury Reserves Money Market Fund	4.6%	$6	$6

 (1)       Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(13) Commercial mortgage loans totaling $14.3 million at value were on non-accrual status and therefore were considered non-income producing.
(14) Included in investments in money market and other securities on the accompanying Consolidated Balance Sheet.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Alaris Consulting, LLC	Senior Loan (16.5%, Due 12/05 – 12/07)(6)	$27,055	$26,987	$—
(Business Services)	Equity Interests		5,305	—
	Guaranty ($1,100)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		610	918
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		2,401	—
(Business Services)	Common Stock (2,750 shares)		—	—
	Guaranty ($2,401)

Border Foods, Inc.	Preferred Stock (100,000 shares)		12,721	—
(Consumer Products)	Common Stock (148,838 shares)		3,848	—

Calder Capital Partners, LLC(5)	Senior Loan (8.0%, Due 5/09)(6)	975	975	975
(Financial Services)	Equity Interests		2,076	2,076

Callidus Capital Corporation	Subordinated Debt (18.0%, Due 10/08)	5,762	5,762	5,762
(Financial Services)	Common Stock (100 shares)		2,058	22,550

Ciena Capital LLC (f/k/a Business	Class A Equity Interests(25.0%)(6)	66,622	66,622	66,622
Loan Express, LLC)	Class B Equity Interests		119,436	79,139
(Financial Services)	Class C Equity Interests		109,301	64,976
	Guaranty ($189,706 — See Note 3)
	Standby Letters of Credit ($25,000 — See Note 3)

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	36,500	36,333	36,333
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	6,000	5,972	5,972
	Common Stock (884,880 shares)		16,649	19,619

CR Brands, Inc.	Subordinated Debt (16.6%, Due 2/13)	39,573	39,401	39,401
(Consumer Products)	Common Stock (37,200,551 shares)		33,321	25,738

Financial Pacific Company	Subordinated Debt (17.4%, Due 2/12 – 8/12)	71,589	71,362	71,362
(Financial Services)	Preferred Stock (10,964 shares)		10,276	15,942
	Common Stock (14,735 shares)		14,819	65,186

ForeSite Towers, LLC	Equity Interests		7,620	12,290
(Tower Leasing)

Global Communications, LLC	Senior Loan (10.7%, Due 9/02 – 11/07)(6)	15,957	15,957	15,957
(Business Services)	Subordinated Debt (17.0%, Due 12/03 – 9/05)(6)	11,339	11,336	11,237
	Preferred Equity Interest		14,067	—
	Options		1,639	—

Gordian Group, Inc.	Senior Loan (10.0%, Due 6/06 – 12/08)(6)	11,792	11,803	—
(Business Services)	Common Stock (1,000 shares)		6,762	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Healthy Pet Corp.	Senior Loan (9.9%, Due 8/10)	$27,038	$27,038	$27,038
(Consumer Services)	Subordinated Debt (15.0%, Due 8/10)	43,720	43,579	43,579
	Common Stock (30,142 shares)		30,142	28,921

HMT, Inc.	Preferred Stock (554,052 shares)		2,637	2,637
(Energy Services)	Common Stock (300,000 shares)		3,000	8,664
	Warrants		1,155	3,336

Huddle House, Inc.	Senior Loan (8.9%, Due 12/11)	19,950	19,950	19,950
(Retail)	Subordinated Debt (15.0%, Due 12/12)	58,484	58,196	58,196
	Common Stock (415,328 shares)		41,662	41,662

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	873
(Business Services)

Insight Pharmaceuticals Corporation	Subordinated Debt (16.1%, Due 9/12)	60,049	59,850	59,850
(Consumer Products)	Preferred Stock (25,000 shares)		25,000	7,845
	Common Stock (620,000 shares)		6,325	—

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	15,192	15,192	6,655
(Industrial Products)	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, LLC	Senior Loan (14.0%, Due 5/09)(6)	7,646	7,646	4,843
(Financial Services)	Subordinated Debt (18.0%, Due 5/09)(6)	2,952	2,952	—
	Equity Interests		4,248	—

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 3/07)	692	692	692
(Business Services)	Equity Interest		1,809	1,199

Mercury Air Centers, Inc.	Subordinated Debt (16.0%, Due 4/09 –
(Business Services)	11/12)	49,358	49,217	49,217
	Common Stock (57,970 shares)		35,053	195,019
	Standby Letters of Credit ($1,581)

MVL Group, Inc.	Senior Loan (12.0%, Due 6/09 – 7/09)	27,299	27,245	27,245
(Business Services)	Subordinated Debt (14.5%, Due 6/09)	35,846	35,478	35,478
	Common Stock (648,661 shares)		643	—

Penn Detroit Diesel Allison, LLC	Subordinated Debt (15.5%, Due 8/13)	38,173	37,994	37,994
(Business Services)	Equity Interests		21,128	25,949

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/07)(6)	35,040	26,192	26,192
(Consumer Products)	Subordinated Debt (20.0%, Due 6/03)(6)	19,291	19,223	962
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,733	27,619	27,619
(Business Services)	Common Stock (63,888 shares)		13,662	16,786

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Staffing Partners Holding
Company, Inc.	Subordinated Debt (13.5%, Due 1/07)(6)	$540	$540	$486
(Business Services)

Startec Global Communications
Corporation	Senior Loan (10.0%, Due 5/07 – 5/09)	15,965	15,965	15,965
(Telecommunications)	Common Stock (19,180,000 shares)		37,256	11,232

Sweet Traditions, LLC	Senior Loan (9.0%, Due 8/11)	39,022	35,172	35,172
(Retail)	Equity Interests		450	450
	Standby Letter of Credit ($120)

Triview Investments, Inc.(8)	Senior Loan (9.6%, Due 6/07 – 12/07)	14,758	14,747	14,747
(Broadcasting & Cable/Business	Subordinated Debt (16.0%, Due 9/11 – 7/12)	56,288	56,008	56,008
Services/Consumer Products)	Subordinated Debt (7.9%, Due 11/07 – 7/08)(6)	4,327	4,327	4,342
	Common Stock (202 shares)		98,604	31,322
	Guaranty ($800)
	Standby Letter of Credit ($200)

Total companies more than 25% owned			$1,578,822	$1,490,180

Companies 5% to 25% Owned

Advantage Sales & Marketing, Inc.	Subordinated Debt (12.0%, Due 3/14)	$152,320	$151,648	$151,648
(Business Services)	Equity Interests		—	11,000

Air Medical Group Holdings LLC	Senior Loan (9.9%, Due 3/11)	1,828	1,763	1,763
(Healthcare Services)	Subordinated Debt (14.0%, Due 11/12)	35,180	35,128	35,128
	Equity Interests		3,470	5,950

Alpine ESP Holdings, Inc.	Preferred Stock (622 shares)		622	602
(Business Services)	Common Stock (13,513 shares)		14	—

Amerex Group, LLC	Subordinated Debt (12.0%, Due 1/13)	8,400	8,400	8,400
(Consumer Products)	Equity Interests		3,546	13,823

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC (5)	Equity Interests		5,873	5,554
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	24,244	24,163	24,163
(Industrial Products)	Common Stock (5,073 shares)		5,813	3,700

BI Incorporated	Subordinated Debt (13.5%, Due 2/14)	30,269	30,135	30,135
(Business Services)	Common Stock (40,000 shares)		4,000	4,100

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a cost of $67.3 million and a value of $7.5 million, Triax Holdings, LLC (Consumer Products) with a cost of $98.9 million and a value of $91.5 million, and Crescent Hotels & Resorts, LLC and affiliates (Business Services) with a cost of $7.5 million and a value of $7.3 million.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

CitiPostal, Inc. and Affiliates	Senior Loan (11.1%, Due 8/13-11/14)	$20,670	$20,569	$20,569
(Business Services)	Equity Interests		4,447	4,700

Creative Group, Inc.	Subordinated Debt (12.0%, Due 9/13)	15,000	13,656	13,656
(Business Services)	Warrant		1,387	1,387

Drew Foam Companies, Inc.	Preferred Stock (722 shares)		722	722
(Business Services)	Common Stock (7,287 shares)		7	7

MedBridge Healthcare, LLC	Senior Loan (6.0%, Due 8/09)(6)	7,164	7,164	7,164
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	5,184	5,184	1,813
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		1,306	—

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	20,000	19,879	19,879
(Business Services)	Equity Interests		2,000	2,000

Nexcel Synthetics, LLC	Subordinated Debt (14.5%, Due 6/09)	10,998	10,978	10,978
(Consumer Products)	Equity Interests		1,755	1,486

PresAir LLC	Senior Loan (7.5%, Due 12/10)(6)	5,810	5,492	2,206
(Industrial Products)	Equity Interests		1,336	—

Progressive International
Corporation	Subordinated Debt (16.0%, Due 12/09)	7,553	7,533	7,533
(Consumer Products)	Preferred Stock (500 shares)		500	1,024
	Common Stock (197 shares)		13	2,300
	Warrants		—	—

Regency Healthcare Group, LLC	Senior Loan (11.1%, Due 6/12)	1,250	1,232	1,232
(Healthcare Services)	Unitranche Debt (11.1%, Due 6/12)	20,000	19,908	19,908
	Equity Interests		1,500	1,616

SGT India Private Limited(4)	Common Stock (109,524 shares)		3,944	3,346
(Business Services)

Soteria Imaging Services, LLC	Subordinated Debt (11.6%, Due 11/10)	18,500	17,569	17,569
(Healthcare Services)	Equity Interests		2,163	2,541

Universal Environmental Services, LLC	Unitranche Debt (14.5%, Due 2/09)	10,989	10,962	10,211
(Business Services)	Equity Interests		1,795	—

Total companies 5% to 25% owned			$438,560	$449,813

Companies Less Than 5% Owned

3SI Security Systems, Inc.	Subordinated Debt (14.5%, Due 8/13)	$26,857	$26,740	$26,740
(Consumer Products)

AgData, L.P.	Unitranche Debt (10.3%, Due 7/12)	11,330	11,269	11,269
(Consumer Services)

Anthony, Inc.	Subordinated Debt (13.3%, Due 8/11 –
(Industrial Products)	9/12)	14,818	14,768	14,768

Axium Healthcare Pharmacy, Inc.	Senior Loan (12.0%, Due 12/12)	200	161	161
(Healthcare Services)	Unitranche Debt (12.0%, Due 12/12)	9,000	8,956	8,956
	Common Stock (26,500 shares)		2,650	2,650

Baird Capital Partners IV Limited Partnership(5) (Private Equity Fund)	Limited Partnership Interest		876	876

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Bantek West, Inc.	Subordinated Debt (11.6%, Due 1/11)(6)	$30,000	$30,000	$21,463
(Business Services)

Benchmark Medical, Inc.	Warrants		18	—
(Healthcare Services)

BenefitMall, Inc.	Unitranche Debt (13.3%, Due 8/12)	110,030	109,648	109,648
(Business Services)	Common Stock (45,528,000 shares)(11)		45,528	43,578
	Warrants(11)		—	—
	Standby Letters of Credit ($9,981)

Breeze-Eastern Corporation(3)	Senior Loan (10.1%, Due 5/11)	10,000	10,000	10,000
(Industrial Products)

Broadcast Electronics, Inc.	Senior Loan (9.1%, Due 7/12)	4,963	4,930	4,930
(Business Services)

C&K Market, Inc.	Subordinated Debt (14.0%, Due 12/08)	27,819	27,738	27,738
(Retail)

Callidus Debt Partners
CDO Fund I, Ltd. (4)(9)	Class C Notes (12.9%, Due 12/13)	18,800	18,951	18,951
(CDO/CLO)	Class D Notes (17.0%, Due 12/13)	9,400	9,476	9,476

Callidus Debt Partners
CLO Fund III, Ltd.(4)(9) (CDO/CLO)	Preferred Shares (23,600,000 shares, 12.7%) (12)		23,285	23,010

Callidus Debt Partners
CLO Fund IV, Ltd. (4)(9)	Income Notes (13.8%)(12)		12,986	12,986
(CDO/CLO)

Callidus Debt Partners
CLO Fund V, Ltd.(4)(9)	Income Notes (15.8%)(12)		13,769	13,769
(CDO/CLO)

Callidus MAPS CLO Fund I LLC(9)	Class E Notes (10.9%, Due 12/17)	17,000	17,000	17,155
(CDO/CLO)	Income Notes (15.9%)(12)		50,960	47,421

Camden Partners Strategic Fund II,
L.P.(5)	Limited Partnership Interest		2,141	2,873
(Private Equity Fund)

Carlisle Wide Plank Floors, Inc.	Unitranche Debt (10.5%, Due 6/11)	14,000	13,900	13,900
(Consumer Products)	Preferred Stock (400,000 Shares)		400	400

Catterton Partners V, L.P.(5)	Limited Partnership Interest		3,306	3,412
(Private Equity Fund)

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		531	531
(Private Equity Fund)

Centre Capital Investors IV, L.P.(5)	Limited Partnership Interest		1,991	1,889
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	The fund is managed by Callidus Capital, a portfolio company of Allied Capital.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
(12)	Represents the effective yield earned on these preferred equity investments. The yield is included in interest income from companies less than 5% owned in the consolidated statement of operations.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Commercial Credit Group, Inc.	Subordinated Debt (14.8%, Due 2/11)	$5,000	$4,959	$4,959
(Financial Services)	Preferred Stock (32,500 shares)		3,900	3,900
	Warrants		—	—

Community Education Centers, Inc.	Subordinated Debt (16.0%, Due 12/10)	34,158	34,067	34,067
(Education Services)

Compass Group Diversified
Holdings LLC(3)	Senior Loan (8.4%, Due 11/11)	8,500	8,375	8,375
(Financial Services)

Component Hardware Group, Inc.	Subordinated Debt (13.5%, Due 1/13)	18,158	18,075	18,075
(Industrial Products)

Cook Inlet Alternative Risk, LLC	Unitranche Debt (10.0%, Due 4/12)	67,500	67,146	67,146
(Business Services)	Equity Interests		2,000	2,300

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		1,137	1,137
(Private Equity)

CSAV, Inc.	Subordinated Debt (11.9%, Due 6/13)	37,500	37,500	37,500
(Business Services)

DCWV Acquisition Corporation	Senior Loan (8.9%, Due 7/12)	2,074	2,060	2,060
(Consumer Products)	Unitranche Debt (11.0%, Due 7/12)	16,788	16,694	16,694

Deluxe Entertainment Services Group, Inc.	Subordinated Debt (13.6%, Due 7/11)	30,000	30,000	30,000
(Business Services)

Distant Lands Trading Co.	Senior Loan (10.6%, Due 11/11)	2,700	2,656	2,656
(Consumer Products)	Unitranche Debt (11.0%, Due 11/11)	54,375	54,130	54,130
	Common Stock (4,000 shares)		4,000	2,975

Drilltec Patents & Technologies
Company, Inc.	Subordinated Debt (18.0%, Due 8/06)	4,119	4,119	4,119
(Energy Services)	Subordinated Debt (16.5%, Due 8/06)(6)	10,994	10,918	9,121

Driven Brands, Inc.	Senior Loan (8.9%, Due 6/11)	37,070	36,918	36,918
d/b/a Meineke and Econo Lube	Subordinated Debt (12.1%, Due 6/12 – 6/13)	83,000	82,684	82,684
(Consumer Services)	Common Stock (11,675,331 shares)(11)		29,455	19,702
	Warrants(11)		—	—

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	19,127	19,021	19,021
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	3,730	3,714	3,714

Dynamic India Fund IV(4)(5)	Equity Interests		3,850	3,850
(Private Equity Fund)

EarthColor, Inc.	Senior Loan (7.4%, Due 11/11)	35,000	35,000	35,000
(Business Services)	Subordinated Debt (15.0%, Due 11/13)	107,000	106,478	106,478
	Common Stock (53,540 shares)(11)		53,540	53,540
	Warrants(11)		—	—

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		6,274	2,090
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Elexis Beta GmbH(4)	Options		$426	$50
(Industrial Products)

Farley’s & Sathers Candy Company, Inc.	Subordinated Debt (11.4%, Due 3/11)	$20,000	19,931	19,931
(Consumer Products)

Frozen Specialties, Inc.	Warrants		435	320
(Consumer Products)

Garden Ridge Corporation (Retail)	Subordinated Debt (7.0%, Due 5/12)(6)	22,500	22,500	22,500

Geotrace Technologies, Inc.	Subordinated Debt (10.0%, Due 6/09)	23,945	22,481	22,481
(Energy Services)	Warrants		2,350	1,900

Ginsey Industries, Inc.	Subordinated Debt (12.5%, Due 3/07)	2,743	2,743	2,743
(Consumer Products)

Grant Broadcasting Systems II	Subordinated Debt (5.0%, Due 6/11)	3,005	3,005	3,005
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		8,223	6,088
(Private Equity Fund)

Havco Wood Products LLC	Unitranche Debt (11.1%, Due 8/11)	19,654	18,615	18,615
(Industrial Products)	Equity Interests		1,049	3,000

Haven Eldercare of New England, LLC (10)	Subordinated Debt (12.0%, Due 8/09)	2,827	2,827	2,827
(Healthcare Services)

Haven Healthcare Management, LLC(10)	Subordinated Debt (18.0%, Due 4/07)	140	140	140
(Healthcare Services)

HealthASPex Services Inc.	Senior Loan (4.0%, Due 7/08)	500	500	500
(Business Services)

The Hillman Companies, Inc.(3)	Subordinated Debt (10.0%, Due 9/11)	44,580	44,427	44,427
(Consumer Products)

The Homax Group, Inc.	Senior Loan (9.2%, Due 10/12)	12,485	12,485	12,485
(Consumer Products)	Subordinated Debt (12.0%, Due 4/14)	14,000	13,171	13,171
	Preferred Stock (89 shares)		89	89
	Common Stock (28 shares)		6	6
	Warrants		1,106	1,106

Hot Stuff Foods, LLC	Senior Loan (8.9%, Due 2/11-2/12)	48,580	48,351	48,351
(Consumer Products)	Subordinated Debt (13.7%, Due 8/12 – 2/13)	60,606	60,353	60,353
	Subordinated Debt (16.0%, Due 2/13)(6)	20,841	20,749	8,460
	Common Stock (1,122,452 shares)(11)		56,186	—
	Warrants(11)		—	—

Ideal Snacks Corporation	Senior Loan (9.0%, Due 6/10)	5,850	5,815	5,815
(Consumer Products)

Integrity Interactive Corporation	Unitranche Debt (10.5%, Due 2/12)	29,500	29,314	29,314
(Business Services)

International Fiber Corporation	Subordinated Debt (14.0%, Due 6/12)	21,986	21,914	21,914
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	2,200

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Haven Eldercare of New England, LLC and Haven Healthcare Management, LLC are affiliated companies.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Kodiak Fund LP(5)	Equity Interests		$4,700	$4,656
(Private Equity Fund)

Line-X, Inc.	Senior Loan (9.1%, Due 8/11)	$2,000	1,981	1,981
(Consumer Products)	Unitranche Debt (10.0% Due 8/11)	48,509	48,306	48,306
	Standby Letter of Credit ($1,500)

MedAssets, Inc.	Preferred Stock (227,865 shares)		2,049	3,623
(Business Services)	Common Stock (50,000 shares)		—	250

MHF Logistical Solutions, Inc.	Subordinated Debt (11.5%, Due 6/12)	33,600	33,448	33,448
(Business Services)	Subordinated Debt (18.0%, Due 6/13)(6)	11,211	11,155	8,719
	Common Stock (20,934 shares)(11)		20,942	—
	Warrants(11)		—	—

Mid-Atlantic Venture Fund IV, L.P.(5)	Limited Partnership Interest		6,974	3,221
(Private Equity Fund)

Mogas Energy, LLC	Subordinated Debt (9.5%, Due 3/12 – 4/12)	16,336	15,100	16,318
(Energy Services)	Warrants		1,774	6,250

Network Hardware Resale, Inc.	Unitranche Debt (10.5%, Due 12/11)	37,154	37,357	37,357
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	12,000	12,068	12,559

Norwesco, Inc.	Subordinated Debt (12.6%, Due 1/12 – 7/12)	82,486	82,172	82,172
(Industrial Products)	Common Stock (559,603 shares)(11)		38,313	83,329
	Warrants(11)		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,834	1,947
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	800
(Business Services)

Odyssey Investment Partners Fund III,
LP(5)	Limited Partnership Interest		1,883	1,744
(Private Equity Fund)

Palm Coast Data, LLC	Senior Loan (8.9%, Due 8/10)	15,306	15,243	15,243
(Business Services)	Subordinated Debt (15.5%, Due 8/12 – 8/15)	30,396	30,277	30,277
	Common Stock (21,743 shares)(11)		21,743	41,707
	Warrants(11)		—	—

Passport Health
Communications, Inc.	Subordinated Debt (14.0%, Due 4/12)	10,145	10,101	10,101
(Healthcare Services)	Preferred Stock (651,381 shares)		2,000	2,189

Performant Financial Corporation	Common Stock (478,816 shares)		734	—
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Postle Aluminum Company, LLC	Unitranche Debt (11.0%, Due 10/12)	$57,500	$57,189	$57,189
(Industrial Products)	Equity Interests		2,500	2,500

Pro Mach, Inc.	Subordinated Debt (12.5%, Due 6/12)	14,471	14,402	14,402
(Industrial Products)	Equity Interests		1,500	2,200

Promo Works, LLC	Unitranche Debt (10.3%, Due 12/11)	31,000	30,727	30,727
(Business Services)	Guaranty ($1,200)

S.B. Restaurant Company	Unitranche Debt (9.8%, Due 4/11)	41,501	41,094	41,094
(Retail)	Preferred Stock (54,125 shares)		135	135
	Warrants		619	1,200
	Standby Letters of Credit ($2,611)

SBBUT, LLC	Equity Interests		—	—
(Consumer Products)

Service Center Metals, LLC	Subordinated Debt (15.5%, Due 9/11)	5,000	4,976	4,976
(Industrial Products)	Equity Interests		312	318

Soff-Cut Holdings, Inc.	Preferred Stock (300 shares)		300	300
(Industrial Products)	Common Stock (2,000 shares)		200	180

SPP Mezzanine Funding, L.P.(5)	Limited Partnership Interest		2,551	2,825
(Private Equity Fund)

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		326	326
(Private Equity Fund)

Stag-Parkway, Inc.	Unitranche Debt (10.8%, Due 7/12)	63,000	62,711	62,711
(Business Services)

STS Operating, Inc.	Subordinated Debt (15.0%, Due 1/13)	30,156	30,021	30,021
(Industrial Products)

The Step2 Company, LLC	Unitranche Debt (10.5%, Due 4/12)	67,898	67,457	67,457
(Consumer Products)	Equity Interests		2,000	1,763

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/09)	15,000	14,468	14,468
(Business Services)	Warrants		710	3,300

TransAmerican Auto Parts, LLC	Subordinated Debt (14.0%, Due 11/12)	12,947	12,892	12,892
(Consumer Products)	Equity Interests		1,190	747

Universal Air Filter Company	Unitranche Debt (11.0%, Due 11/11)	19,117	19,026	19,026
(Industrial Products)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		5,477	5,158
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		42	42
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		598	365
(Private Equity Fund)

VICORP Restaurants, Inc.	Warrants		33	—
(Retail)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		$1,329	$458
(Private Equity Fund)

Wear Me Apparel Corporation	Subordinated Debt (15.0%, Due 12/10)	$40,000	39,407	39,407
(Consumer Products)	Warrants		1,219	5,120

Wilton Industries, Inc.	Subordinated Debt (16.0%, Due 6/08)	2,400	2,400	2,400
(Consumer Products)

Woodstream Corporation	Subordinated Debt (13.5%, Due 11/12 – 5/13)	53,114	52,989	52,989
(Consumer Products)	Common Stock (180 shares)		673	3,885
	Warrants		—	2,815

York Insurance Services Group, Inc.	Subordinated Debt (14.5%, Due 1/14)	44,249	44,045	44,045
(Business Services)	Common Stock (15,000 shares)		1,500	1,500

Other companies	Other debt investments(6)	223	223	218
	Other equity investments		8	—

Total companies less than 5% owned			$2,479,981	$2,437,908

Total private finance (145 portfolio investments)			$4,497,363	$4,377,901

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2006
	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	3	$20,470	$19,692
	7.00%–8.99%	9	24,092	24,073
	9.00%–10.99%	4	24,117	24,117
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(13)		18	$72,649	$71,852

Real Estate Owned			$15,708	$19,660

Equity Interests(2) — Companies more than 25% owned (Guarantees — $6,871)			$15,189	$26,671

Total commercial real estate finance			$103,546	$118,183

Total portfolio			$4,600,909	$4,496,084

	Yield	Cost	Value

Liquidity Portfolio(14)
American Beacon Money Market Select FD Fund	5.3%	$85,672	$85,672
Certificate of Deposit (Due March 2007)	5.6%	40,565	40,565
American Beacon Money Market Fund	5.2%	40,384	40,384
SEI Daily Income Tr Prime Obligation Money Market Fund	5.2%	34,671	34,671
Blackrock Liquidity Funds	5.2%	476	476

Total liquidity portfolio		$201,768	$201,768

Other Investments in Money Market Securities(14)
Columbia Treasury Reserves Money Market Fund	5.2%	$441	$441
Columbia Money Market Reserves	5.2%	$1	$1

 (1)       Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(13) Commercial mortgage loans totaling $18.9 million at value were on non-accrual status and therefore were considered non-income producing.
(14) Included in investments in money market and other securities on the accompanying Consolidated Balance Sheet.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Note 1. Organization
      Allied Capital Corporation, a Maryland corporation, is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries that are single member limited liability companies established for specific purposes including holding real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to the Company and its portfolio companies.
      ACC and its subsidiaries, collectively, are referred to as the “Company.” The Company consolidates the results of its subsidiaries for financial reporting purposes.
      Pursuant to Article 6 of Regulation S-X, the financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements. Portfolio investments are held for purposes of deriving investment income and future capital gains.
      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in debt and equity securities of private companies in a variety of industries.
Note 2. Summary of Significant Accounting Policies
  Basis of Presentation
      The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2006 and 2005 balances to conform with the 2007 financial statement presentation.
      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company or where the Company controls the portfolio company’s board of directors and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources, including investments in money market and other securities, are included in the companies less than 5% owned category on the consolidated statement of operations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
      In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

Valuation Of Portfolio Investments
      The Company, as a BDC, has invested in illiquid securities including debt and equity securities of companies, CLO bonds and preferred shares/income notes, and CDO bonds. The Company’s investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and/or the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities
      The Company’s loans and debt securities generally do not trade. The Company typically exits its loans and debt securities upon the sale or recapitalization of the portfolio company. Therefore, the Company generally determines the enterprise value of the portfolio company and then allocates that value to the loans and debt securities in order of the legal priority of contractual obligations, with the remaining value, if any, going to the portfolio company’s outstanding equity securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than the Company’s cost basis if the amount that would be repaid on the loan or debt security upon the sale or recapitalization of the portfolio company is greater than the Company’s cost basis.
      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain.
      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities
      The Company’s equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when the company has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      The value of the Company’s equity investments in private debt and equity funds are generally valued at the fund’s net asset value. The value of the Company’s equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.
     Collateralized Loan Obligations (“CLO”) and Collateralized Debt Obligations (“CDO”)
      CLO bonds and preferred shares/ income notes and CDO bonds (“CLO/ CDO Assets”) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CLO/ CDO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. The Company determines the fair value of its CLO/CDO Assets on an individual security-by-security basis.
      The Company recognizes interest income on the preferred shares/income notes using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred shares/income notes from the date the estimated yield was changed. CLO and CDO bonds have stated interest rates. The weighted average yield on the CLO/CDO Assets is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective yield on the preferred shares/income notes, divided by (b) CLO/CDO Assets at value. The weighted average yields are computed as of the balance sheet date.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills and deposits of proceeds from sales of borrowed Treasury securities, if any, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

Fee Income
      Fee income includes fees for loan prepayment premiums, guarantees, commitments, and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued

Guarantees
      Guarantees meeting the characteristics described in FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others and issued or modified after December 31, 2002, are recognized at fair value at inception. Guarantees made on behalf of portfolio companies are considered in determining the fair value of the Company’s investments. See Note 5.

Financing Costs
      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock are recorded as a reduction to the proceeds from the sale of common stock. Financing costs generally include underwriting, accounting and legal fees, and printing costs.

Dividends to Shareholders
      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans
      The Company has a stock-based employee compensation plan. See Note 9. Effective January 1, 2006, the Company adopted the provisions of FASB Statement No. 123 (Revised 2004), Share-Based Payment (“SFAS 123R”). SFAS 123R was adopted using the modified prospective method of application, which required the Company to recognize compensation costs on a prospective basis beginning January 1, 2006. Accordingly, the Company did not restate prior year financial statements. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for pro forma disclosure under SFAS 123R. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized over the related service period in the consolidated

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
statement of operations. The stock option expense for the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
($ in millions, except per share amounts)
Employee Stock Option Expense:
Options granted:
Previously awarded, unvested options as of January 1, 2006	$10.1	$13.2
Options granted on or after January 1, 2006	10.7	2.4

Total options granted	20.8	15.6
Options cancelled in connection with tender offer (see Note 9)	14.4	—

Total employee stock option expense	$35.2	$15.6

Per basic share	$0.23	$0.11
Per diluted share	$0.23	$0.11
      In addition to the employee stock option expense for options granted, for both the years ended December 31, 2007 and 2006, administrative expense included $0.2 million of expense related to options granted to directors during each year. Options were granted to non-officer directors in the second quarters of 2007 and 2006. Options granted to non-officer directors vest on the grant date and therefore, the full expense is recorded on the grant date.
      Prior to January 1, 2006, the Company accounted for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. Prior to January 1, 2006, no stock-based compensation cost was reflected in net increase in net assets resulting from operations, as all options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net increase in net assets resulting from operations and earnings per share if the Company had applied the fair value recognition provisions of FASB

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
Statement No. 123, Accounting for Stock-Based Compensation, to stock-based compensation for the year ended December 31, 2005.

2005
($ in millions, except per share amounts)
Net increase in net assets resulting from operations as reported	$872.8
Less total stock-based compensation expense determined under fair value based method for all awards, net of related tax effects	(12.7)

Pro forma net increase in net assets resulting from operations	860.1
Less preferred stock dividends	—

Pro forma net income available to common shareholders	$860.1

Basic earnings per common share:
As reported	$6.48
Pro forma	$6.39
Diluted earnings per common share:
As reported	$6.36
Pro forma	$6.27
      Options Granted. The stock option expense for options granted for 2007 and 2006, and the pro forma expense for 2005 shown in the tables above were based on the underlying value of the options granted by the Company. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted during the years ended December 31, 2007, 2006, and 2005:

	2007	2006	2005

Expected term (in years)	5.0	5.0	5.0
Risk-free interest rate	4.6%	4.8%	4.1%
Expected volatility	26.4%	29.1%	35.1%
Dividend yield	8.9%	9.0%	9.0%
Weighted average fair value per option	$2.96	$3.47	$3.94
      The expected term of the options granted represents the period of time that such options are expected to be outstanding. To determine the expected term of the options, the Company used historical data to estimate option exercise time frames, including considering employee terminations. The risk free rate was based on the U.S. Treasury bond yield curve at the date of grant consistent with the expected term. Expected volatilities were determined based on the historical volatility of the Company’s common stock over a historical time period consistent with the expected term. The dividend yield was determined based on the Company’s historical dividend yield over a historical time period consistent with the expected term.
      To determine the stock options expense for options granted, the calculated fair value of the options granted is applied to the options granted, net of assumed future option forfeitures. The Company estimates that the employee-related stock option expense for outstanding unvested options as of December 31, 2007, will be approximately $9.7 million and $2.8 million for the years ended

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
December 31, 2008 and 2009, respectively. This estimate may change if the Company’s assumptions related to future option forfeitures change. This estimate does not include any expense related to stock option grants after December 31, 2007, as the fair value of those stock options will be determined at the time of grant. The aggregate total stock option expense remaining as of December 31, 2007, is expected to be recognized over an estimated weighted-average period of 1.0 year.
      Options Cancelled in Connection with Tender Offer. As discussed in Note 9, the Company completed a tender offer in July 2007, whereby the Company accepted for cancellation 10.3 million vested options held by employees and non-officer directors of the Company in exchange for an option cancellation payment (“OCP”). The OCP was equal to the “in-the-money” value of the stock options cancelled, determined using the Weighted Average Market Price of $31.75, and was paid one-half in cash and one-half in unregistered shares of the Company’s common stock. In accordance with the terms of the tender offer, the Weighted Average Market Price represented the volume weighted average price of the Company’s common stock over the fifteen trading days preceding the first day of the offer period, or June 20, 2007. Because the Weighted Average Market Price at the commencement of the tender offer on June 20, 2007, was higher than the market price of the Company’s common stock at the close of the offer on July 18, 2007, SFAS 123R required the Company to record a non-cash employee-related stock option expense of $14.4 million and administrative expense related to stock options cancelled that were held by non-officer directors of $0.4 million. The same amounts were recorded as an increase to additional paid-in capital and, therefore, had no effect on the Company’s net asset value. The portion of the OCP paid in cash of $52.8 million reduced the Company’s additional paid-in capital and therefore reduced the Company’s net asset value. For income tax purposes, the Company’s tax deduction resulting from the OCP will be similar to the tax deduction that would have resulted from an exercise of stock options in the market. Any tax deduction for the Company resulting from the OCP or an exercise of stock options in the market is limited by Section 162(m) of the Internal Revenue Code (“Code”).

Federal and State Income Taxes and Excise Tax
      The Company intends to comply with the requirements of the Code that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). ACC and any subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for income taxes exclusive of excise taxes for these entities.
      If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income during the year earned. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.
      Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Per Share Information
      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the year presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares, if any.

Use of Estimates in the Preparation of Financial Statements
      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.
      The consolidated financial statements include portfolio investments at value of $4.8 billion and $4.5 billion at December 31, 2007 and 2006, respectively. At both December 31, 2007 and 2006, 92% of the Company’s total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Recent Accounting Pronouncements
      In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation is effective for fiscal years beginning after December 15, 2006. The adoption of this interpretation did not have a significant effect on the Company’s consolidated financial position or its results of operations.
      In September 2006, the FASB issued Statement No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is currently analyzing the effect of adoption of this statement on its consolidated financial position, including its net asset value, and results of operations. The Company will adopt this statement on a prospective basis beginning in the quarter ending March 31, 2008. Adoption of this statement could have a material effect on the Company’s consolidated financial statements, including the Company’s net asset value. However, the actual

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
impact on its consolidated financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments the Company originates, acquires or exits.
      In February 2007, the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115. This statement permits an entity to choose to measure many financial instruments and certain other items at fair value. This statement applies to all reporting entities, and contains financial statement presentation and disclosure requirements for assets and liabilities reported at fair value as a consequence of the election. This statement is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not intend to elect fair value measurement for assets or liabilities other than portfolio investments, which are already measured at fair value, therefore, the Company does not believe the adoption of this statement will have a significant effect on the Company’s consolidated financial position or its results of operations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio

Private Finance
      At December 31, 2007 and 2006, the private finance portfolio consisted of the following:

	2007			2006

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$374.1	344.3	7.7%	$450.0	$405.2	8.4%
Unitranche debt(2)	659.2	653.9	11.5%	800.0	799.2	11.2%
Subordinated debt	2,576.4	2,416.4	12.8%	2,038.3	1,980.8	12.9%

Total loans and debt securities (3)	3,609.7	3,414.6	12.1%	3,288.3	3,185.2	11.9%
Equity securities:
Preferred shares/income notes of CLOs(4)	218.3	203.0	14.6%	101.1	97.2	15.5%
Other equity securities	1,215.9	1,041.7		1,108.0	1,095.5

Total equity securities	1,434.2	1,244.7		1,209.1	1,192.7

Total	$5,043.9	$4,659.3		$4,497.4	$4,377.9

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At December 31, 2007 and 2006, the cost and value of subordinated debt included the Class A equity interests in Ciena Capital LLC, which were placed on non-accrual status during the fourth quarter of 2006.
The weighted average yield on the preferred shares/income notes of CLOs is calculated as the (a) effective interest yield on the preferred shares/income notes of CLOs, divided by (b) total preferred shares/income notes of CLOs at value. The weighted average yields are computed as of the balance sheet date. The yield on the CLO assets represents the yield used for recording interest income. The market yield used in the valuation of the CLO assets may be different than the interest yields.

(2)	Unitranche debt is generally in a first lien position.

(3)	The total principal balance outstanding on loans and debt securities was $3,639.6 million and $3,322.3 million at December 31, 2007 and 2006, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $29.9 million and $34.0 million at December 31, 2007 and 2006, respectively.

(4)	Investments in the preferred shares/income notes of CLOs earn a current return that is included in interest income in the accompanying consolidated statement of operations.
     The Company’s private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. The Company’s private finance debt and equity investments are generally issued by private companies and are generally illiquid and may be subject to certain restrictions on resale.
      The Company’s private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company’s rights and priority in the portfolio company’s capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.
      At both December 31, 2007 and 2006, 86% of the private finance loans and debt securities had a fixed rate of interest and 14% had a floating rate of interest. Senior loans may carry a fixed rate of interest or a floating rate of interest, usually set as a spread over LIBOR, and may require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to the Company monthly or quarterly. Unitranche debt generally carries a fixed rate of interest. Unitranche debt generally requires payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest is generally paid to the Company quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest on subordinated debt is generally paid to the Company quarterly.
      Equity securities consist primarily of securities issued by private companies and may be subject to certain restrictions on their resale and are generally illiquid. The Company may make equity investments for minority stakes in portfolio companies or may receive equity features, such as nominal cost warrants, in conjunction with its debt investments. The Company may also invest in the equity (preferred and/or voting or non-voting common) of a portfolio company where the Company’s equity ownership may represent a significant portion of the equity, but may or may not represent a controlling interest. If the Company invests in non-voting equity in a buyout investment, the Company generally has the option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. The Company may incur costs associated with making buyout investments that will be included in the cost basis of the Company’s equity investment. These include costs such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.
      Ciena Capital LLC. Ciena Capital LLC (f/k/a Business Loan Express, LLC) (Ciena) focuses on loan products that provide financing to commercial real estate owners and operators. Ciena is also a participant in the Small Business Administration’s 7(a) Guaranteed Loan Program and its wholly-owned subsidiary is licensed by the SBA as a Small Business Lending Company (SBLC). Ciena is headquartered in New York, NY.
      At December 31, 2007, the Company’s investment in Ciena totaled $327.8 million at cost and $68.6 million at value, after the effect of unrealized depreciation of $259.2 million. At December 31, 2006, the Company’s investment in Ciena totaled $295.3 million at cost and $210.7 million at value, after the effect of unrealized depreciation of $84.6 million. In 2007, the Company increased its investment in Ciena by $32.4 million. The Company acquired $29.2 million in additional Class A equity interests to fund payments to the SBA discussed below and to provide additional capital to Ciena. In addition, the Company purchased $3.2 million in Class A equity interests from Ciena’s former Chief Executive Officer.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Net change in unrealized appreciation or depreciation included a net decrease in the Company’s investment in Ciena of $174.5 million and $142.3 million for the years ended December 31, 2007 and 2006, respectively, and a net increase of $2.9 million for the year ended December 31, 2005.
      Total interest and related portfolio income earned from the Company’s investment in Ciena for the years ended December 31, 2007, 2006, and 2005, was as follows:

	2007	2006	2005
($ in millions)
Interest income on subordinated debt and Class A equity interests(1)	$—	$11.9	$14.3
Dividend income on Class B equity interests(1)	—	—	14.0
Fees and other income	5.4	7.8	9.2

Total interest and related portfolio income	$5.4	$19.7	$37.5

(1)	Interest and dividend income from Ciena for the years ended December 31, 2006 and 2005, included interest and dividend income of $5.7 million and $8.9 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests.
     In the fourth quarter of 2006, the Company placed its investment in Ciena’s 25% Class A equity interests on non-accrual status. As a result, there was no interest income from the Company’s investment in Ciena for the year ended December 31, 2007, and interest income for 2006 was lower as compared to 2005. In consideration for providing a guaranty on Ciena’s revolving credit facility and standby letters of credit (discussed below), the Company earned fees of $5.4 million, $6.1 million, and $6.3 million for the years ended December 31, 2007, 2006, and 2005, respectively, which were included in fees and other income. Ciena has not yet paid the $5.4 million in such fees earned by the Company in 2007. At December 31, 2007, such fees were included as a receivable in other assets. The Company considered this outstanding receivable in its valuation of Ciena at December 31, 2007. The remaining fees and other income in 2006 and 2005 relate to management fees from Ciena. The Company did not charge Ciena management fees in 2007 or in the fourth quarter of 2006.
      The Company guarantees Ciena’s revolving credit facility that matures in March 2009. On January 30, 2008, Ciena completed an amendment of the terms of its revolving credit facility. The amendment reduced the commitments from the lenders under the facility from $500 million to $450 million at the effective date of the amendment, with further periodic reductions in total commitments to $325 million by December 31, 2008. In addition, certain financial and other covenants were amended. In connection with this amendment, the Company increased its unconditional guarantee from 60% to 100% of the total obligations under this facility (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) and agreed to replace $42.5 million in letters of credit issued under the Ciena credit facility with new letters of credit under the Company’s revolving line of credit. The guaranty of the Ciena revolving credit facility can be called by the lenders in the event of a default, which includes the occurrence of any event of default under the Company’s revolving credit facility, subject to grace periods in certain cases. The amendment also prohibits cash payments from Ciena to the Company for interest, guarantee fees, management fees, and dividends. On January 30, 2008, the principal amount outstanding on Ciena’s revolving credit facility was $351.9 million and letters of credit issued under

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
the facility were $89.1 million, of which the Company replaced $42.5 million on January 31, 2008. Following the amendment of the revolving credit facility and the replacement of certain letters of credit by the Company, at January 31, 2008, amounts guaranteed under Ciena’s line of credit by the Company were $399.0 million, including $46.6 million of letters of credit issued under the facility. At December 31, 2007, the total obligation guaranteed by the Company was $258.7 million, and the Company had provided four standby letters of credit totaling $18.0 million in connection with four term securitization transactions completed by Ciena.
      Ciena relies on the asset-backed securitization market to finance its loan origination activity. That financing source is an unreliable one in the current capital markets, and as a result, Ciena has significantly curtailed loan origination activity, including loan originations under the SBA’s 7(a) Guaranteed Loan Program. Ciena continues to reposition its business. However, there is an inherent risk in this repositioning and the Company continues to work with Ciena on restructuring. Ciena maintains two non-recourse securitization warehouse facilities, and there is no assurance that Ciena will be able to refinance these facilities in the term securitization market. The Company has issued performance guaranties whereby the Company agreed to indemnify the warehouse providers for any damages, losses, liabilities and related costs and expenses that they may incur as a result of Ciena’s failure to perform any of its obligations as loan originator, loan seller or loan servicer under the warehouse securitizations.
      The Office of the Inspector General of the SBA (OIG) and the United States Secret Service are conducting ongoing investigations of allegedly fraudulently obtained SBA-guaranteed loans issued by Ciena. Specifically, on or about January 9, 2007, Ciena became aware of an indictment captioned as the United States v. Harrington, No. 2:06-CR-20662 pending in the United States District Court for the Eastern District of Michigan. The indictment alleged that a former Ciena employee in the Detroit office engaged in the fraudulent origination of loans guaranteed, in substantial part, by the SBA. The Company understands that Ciena is working cooperatively with the U.S. Attorney’s Office and the investigating agencies with respect to this matter. On October 1, 2007, the former Ciena employee pled guilty to one count of conspiracy to fraudulently originate SBA-guaranteed loans and one count of making a false statement before a grand jury. The OIG and the U.S. Department of Justice are also conducting a civil investigation of Ciena’s lending practices in various jurisdictions. As an SBA lender, Ciena is also subject to other SBA and OIG audits, investigations, and reviews. In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of Ciena’s lending practices under the Business and Industry Loan (B&I) program. These investigations, audits and reviews are ongoing.
      On March 6, 2007, Ciena entered into an agreement with the SBA. According to the agreement, Ciena remains a preferred lender in the SBA 7(a) Guaranteed Loan Program and retains the ability to sell loans into the secondary market. As part of this agreement, Ciena agreed to the immediate payment of approximately $10 million to the SBA to cover amounts paid by the SBA with respect to some of the SBA-guaranteed loans that have been the subject of the charges by the U.S. Attorney’s Office for the Eastern District of Michigan against Mr. Harrington. As part of the SBA’s increased oversight, the agreement provides that any loans originated and closed by Ciena during the term of the agreement will be reviewed by an independent third party selected by the SBA prior to the sale of such loans into the secondary market. The agreement also requires Ciena to repurchase the guaranteed portion of certain loans that default after having been sold into the secondary market, and subjects such loans to a similar third party review prior to any reimbursement of Ciena by the SBA.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
In connection with this agreement, Ciena also entered into an escrow agreement with the SBA and an escrow agent in which Ciena agreed to deposit $10 million with the escrow agent for any additional payments Ciena may be obligated to pay to the SBA in the future. Ciena remains subject to SBA rules and regulations and as a result may be required to make additional payments to the SBA in the ordinary course of business.
      On or about January 16, 2007, Ciena and its subsidiary Business Loan Center LLC (BLC) became aware of a lawsuit titled, United States, ex rel James R. Brickman and Greenlight Capital, Inc. v. Business Loan Express LLC f/k/a Business Loan Express, Inc.; Business Loan Center LLC f/k/a Business Loan Center, Inc.; Robert Tannenhauser; Matthew McGee; and George Harrigan, 05-CV-3147 (JEC). The complaint includes allegations arising under the False Claims Act and relating to alleged fraud in connection with SBA guarantees on shrimp vessel loans. On December 18, 2007, the United States District Court for the Northern District of Georgia dismissed all claims in this matter. In January 2008, the plaintiffs filed a notice of their intention to appeal the dismissal.
      These investigations, audits, reviews, and litigation have had and may continue to have a material adverse impact on Ciena and, as a result, could continue to negatively affect the Company’s financial results. The Company has considered Ciena’s current regulatory issues, ongoing investigations, litigation, and the repositioning of its business in performing the valuation of Ciena at December 31, 2007. The Company is monitoring the situation.
      At December 31, 2007 and 2006, the Company held all of the Class A equity interests, all of the Class B equity interests and 94.9% of the Class C equity interests.
      At the time of the corporate reorganization of Business Loan Express, Inc. from a C corporation to a limited liability company in 2003, for tax purposes Ciena had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a RIC, the Company will be subject to special built-in gain rules on the assets of Ciena. Under these rules, taxes will be payable by the Company at the time and to the extent that the built-in gains on Ciena’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains, if any, realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. At the date of Ciena’s reorganization, the Company estimated that its future tax liability resulting from the built-in gains may total up to a maximum of $40 million. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains. The Company has no obligation to pay the built-in gains tax until these assets or its interests in Ciena are disposed of in the future, within the 10-year period, at a value that would result in a tax liability. At December 31, 2006, the Company considered the impact on the fair value of its investment in Ciena due to Ciena’s tax attributes as an LLC and has also considered the impact on the fair value of its investment due to estimated built-in gain taxes, if any, in determining the fair value of its investment in Ciena. At December 31, 2007, there would be no built-in gain tax liability if the assets or the Company’s interests in Ciena were sold at the current valuation.
      Mercury Air Centers, Inc. In April 2004, the Company completed the purchase of a majority ownership in Mercury Air Centers, Inc. (“Mercury”). At December 31, 2006, the Company’s

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
investment in Mercury totaled $84.3 million at cost and $244.2 million at value, which included unrealized appreciation of $159.9 million.
      In August 2007, the Company completed the sale of its majority equity interest in Mercury. For the year ended December 31, 2007, the Company realized a gain of $262.4 million, subject to post-closing adjustments. In addition, the Company was repaid approximately $51 million of subordinated debt outstanding to Mercury at closing.
      Mercury owned and operated fixed base operations generally under long-term leases from local airport authorities, which consisted of terminal and hangar complexes that serviced the needs of the general aviation community. Mercury was headquartered in Richmond Heights, OH.
      Total interest and related portfolio income earned from the Company’s investment in Mercury for the years ended December 31, 2007, 2006, and 2005, was as follows:

	2007	2006	2005
($ in millions)
Interest income	$5.1	$9.3	$8.8
Fees and other income	0.2	0.6	0.7

Total interest and related portfolio income	$5.3	$9.9	$9.5

      Net change in unrealized appreciation or depreciation for the year ended December 31, 2007, included an increase in unrealized appreciation totaling $74.9 million for the first half of 2007 and the reversal of $234.8 million associated with the sale of the Company’s majority equity interest in the third quarter of 2007. Net change in unrealized appreciation or depreciation for the years ended December 31, 2006 and 2005, included an increase in unrealized appreciation of $106.1 million and $53.8 million, respectively, related to the Company’s investment in Mercury.
      Advantage Sales and Marketing, Inc. In June 2004, the Company completed the purchase of a majority voting ownership in Advantage. Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.
      On March 29, 2006, the Company sold its majority equity interest in Advantage. The Company was repaid its $184 million in subordinated debt outstanding at closing. For the year ended December 31, 2006, the Company realized a gain on the sale of its equity investment of $434.4 million, subject to post-closing adjustments and excluding any earn-out amounts. The Company realized additional gains in 2007 resulting from post-closing adjustments and an earn-out payment totaling $3.4 million, subject to additional post-closing adjustments.
      As consideration for the common stock sold in the transaction, the Company received a $150 million subordinated note, with the balance of the consideration paid in cash. In addition, a portion of the Company’s cash proceeds from the sale of the common stock were placed in escrow, subject to certain holdback provisions. At December 31, 2007, the amount of the escrow included in other assets in the accompanying consolidated balance sheet was approximately $25 million.
      Total interest and related portfolio income earned from the Company’s investment in Advantage while the Company held a majority equity interest for the years ended December 31, 2006 and 2005,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
was $14.1 million and $37.4 million, respectively. Net change in unrealized appreciation or depreciation for the year ended December 31, 2006, included the reversal of $389.7 million of previously recorded unrealized appreciation associated with the realization of a gain on the sale of the Company’s majority equity interest in Advantage and for the year ended December 31, 2005, included an increase in unrealized appreciation of $378.4 million related to the Company’s majority equity interest investment in Advantage.
      In connection with the sale transaction, the Company retained an equity investment in the business valued at $15 million at closing as a minority shareholder. During the fourth quarter of 2006, Advantage made a distribution on this minority equity investment, which reduced the Company’s cost basis to zero and resulted in a realized gain of $4.8 million.
      The Company’s investment in Advantage at December 31, 2007, which was composed of subordinated debt and a minority equity interest, totaled $154.8 million at cost and $165.8 million at value. This investment was included in companies 5% to 25% owned in the consolidated financial statements as the Company continues to hold a seat on Advantage’s board of directors.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). At December 31, 2007 and 2006, the Company owned bonds and preferred shares/income notes in CLOs and bonds in a CDO as follows:

	2007			2006

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Bonds(2):
Callidus Debt Partners CDO Fund I, Ltd.	$28.4	$28.5	14.0%	$28.4	$28.4	14.0%
Callidus Debt Partners CLO Fund VI, Ltd.	4.3	4.3	13.4%	—	—
Callidus MAPS CLO Fund I LLC	17.0	16.1	11.0%	17.0	17.2	10.8%
Dryden XVIII Leveraged Loan 2007 Limited	7.4	7.4	12.7%	—	—
Knightsbridge CLO 2007-1 Limited	22.0	22.0	14.1%	—	—
Pangaea CLO 2007-1 Ltd.	11.6	11.6	13.9%	—	—

Total bonds	90.7	89.9	13.3%	45.4	45.6	12.8%
Preferred Shares/ Income Notes(3):
Callidus Debt Partners CLO Fund III, Ltd.	21.8	20.0	14.1%	23.3	23.0	12.8%
Callidus Debt Partners CLO Fund IV, Ltd.	12.3	11.3	16.1%	13.0	13.0	13.8%
Callidus Debt Partners CLO Fund V, Ltd.	14.0	14.7	19.3%	13.8	13.8	15.8%
Callidus Debt Partners CLO Fund VI, Ltd.	27.0	27.0	19.3%	—	—
Callidus Debt Partners CLO Fund VII, Ltd.	22.1	22.1	16.6%	—	—
Callidus MAPS CLO Fund I LLC	49.3	36.1	7.6%	51.0	47.4	17.1%
Callidus MAPS CLO Fund II, Ltd.	18.7	18.7	14.7%	—	—
Dryden XVIII Leveraged Loan 2007 Limited	21.9	21.9	14.2%	—	—
Knightsbridge CLO 2007-1 Limited	31.2	31.2	15.2%	—	—

Total preferred shares/income notes	218.3	203.0	14.6%	101.1	97.2	15.5%

Total	$309.0	$292.9		$146.5	$142.8

(1)	The weighted average yield is calculated as the (a) annual stated interest or the effective interest yield on the accruing bonds or the effective interest yield on the preferred shares/income notes, divided by (b) CLO and CDO assets at value. The market yield used in the valuation of the CLO and CDO assets may be different than the interest yields shown above. The yield on these debt and equity securities is included in interest income in the accompanying consolidated statement of operations.

(2)	These securities are included in private finance subordinated debt.

(3)	These securities are included in private finance equity securities.
     The initial yields on the cost basis of the CLO preferred shares and income notes are based on the estimated future cash flows expected to be paid to these CLO classes from the underlying collateral assets. As each CLO preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets, and the respective yield on the cost basis is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.
      The bonds, preferred shares and income notes of the CLOs and CDO in which the Company has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO is generally allocated first to the senior bonds in order of priority, then any remaining cash flow is generally distributed to the preferred shareholders and income note holders. To the extent there are defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes. At December 31, 2007 and 2006, the face value of the CLO and CDO assets held by the Company was subordinate to as much as 94% and 92%, respectively, of the face value of the securities outstanding in these CLOs and CDO.
      At December 31, 2007 and 2006, the underlying collateral assets of these CLO and CDO issuances, consisting primarily of senior corporate loans, were issued by 671 issuers and 465 issuers, respectively, and had balances as follows:

	2007	2006
($ in millions)
Bonds	$288.5	$245.4
Syndicated loans	4,122.7	1,769.9
Cash(1)	104.4	59.5

Total underlying collateral assets(2)	$4,515.6	$2,074.8

(1)	Includes undrawn liability amounts.
(2)	At December 31, 2007 and 2006, the total face value of defaulted obligations was $18.4 million and $9.6 million, respectively, or approximately 0.4% and 0.5% respectively, of the total underlying collateral assets.
     Loans and Debt Securities on Non-Accrual Status. At December 31, 2007 and 2006, private finance loans and debt securities at value not accruing interest were as follows:

	2007	2006
($ in millions)
Loans and debt securities in workout status
Companies more than 25% owned	$114.1	$51.1
Companies 5% to 25% owned	11.7	4.0
Companies less than 5% owned	23.8	31.6
Loans and debt securities not in workout status
Companies more than 25% owned	21.4	87.1
Companies 5% to 25% owned	13.4	7.2
Companies less than 5% owned	13.3	38.9

Total	$197.7	$219.9

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Industry and Geographic Compositions. The industry and geographic compositions of the private finance portfolio at value at December 31, 2007 and 2006, were as follows:

	2007	2006

Industry
Business services	37%	39%
Consumer products	25	20
Industrial products	10	9
Financial services	7	9
CLO/CDO(1)	6	3
Retail	4	6
Consumer services	4	6
Healthcare services	3	3
Other	4	5

Total	100%	100%

Geographic Region(2)
Mid-Atlantic	36%	31%
Midwest	32	30
Southeast	17	18
West	14	17
Northeast	1	4

Total	100%	100%

(1)	These funds primarily invest in senior corporate loans. Certain of these funds are managed by Callidus Capital, a portfolio company of Allied Capital.

(2)	The geographic region for the private finance portfolio depicts the location of the headquarters for the Company’s portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

Commercial Real Estate Finance
      At December 31, 2007 and 2006, the commercial real estate finance portfolio consisted of the following:

	2007			2006

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Commercial mortgage loans	$65.9	$65.4	6.8%	$72.6	$71.9	7.5%
Real estate owned	15.3	21.3		15.7	19.6
Equity interests	15.7	34.5		15.2	26.7

Total	$96.9	$121.2		$103.5	$118.2

(1)	The weighted average yield on the commercial mortgage loans is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.
     Commercial Mortgage Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
December 31, 2007, approximately 85% and 15% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2006, approximately 96% and 4% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2007 and 2006, loans with a value of $14.3 million and $18.9 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.
      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.
      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at December 31, 2007 and 2006, were as follows:

	2007	2006

Property Type
Hospitality	44%	45%
Office	21	20
Retail	18	19
Recreation	15	1
Housing	—	13
Other	2	2

Total	100%	100%

Geographic Region
Southeast	37%	36%
Midwest	31	21
West	20	21
Northeast	8	8
Mid-Atlantic	4	14

Total	100%	100%

      CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares (“CDOs”). On May 3, 2005, the Company completed the sale of its portfolio of CMBS bonds and CDO bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and realized a net gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. Upon the closing of the sale, the Company settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which has been included in the net realized gain on the sale. The value of these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole. Simultaneous with the sale of the Company’s CMBS and CDO portfolio, the Company entered into certain agreements with affiliates of the Caisse, including a platform assets purchase agreement, pursuant to which the Company agreed to sell certain additional commercial real estate-related assets to the Caisse, subject to certain adjustments and closing conditions.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      The platform assets purchase agreement was completed on July 13, 2005, and the Company received total cash proceeds from the sale of the platform assets of approximately $5.3 million. No gain or loss resulted from the transaction. Under this agreement, the Company agreed not to primarily invest in non-investment grade CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years or through May 2008 subject to certain limitations and excluding the Company’s existing portfolio and related activities.
Managed Funds
      The Company manages funds that invest in the debt and equity of primarily private middle market companies in a variety of industries. As of December 31, 2007, the funds that the Company manages had total assets of approximately $400 million. During 2007, the Company launched the Allied Capital Senior Debt Fund, L.P. and the Unitranche Fund LLC, and in early 2008, the Company formed the AGILE Fund I, LLC, all discussed below (together, the “Managed Funds”). The Company’s responsibilities to the Managed Funds may include deal origination, underwriting, and portfolio monitoring and development services consistent with the activities that the Company performs for its portfolio. Each of the Managed Funds may separately invest in the debt or equity of a portfolio company. The Company’s portfolio may include debt or equity investments issued by the same portfolio company as investments held by one or more Managed Funds, and these investments may be senior, pari passu or junior to the debt and equity investments held by the Company.
      The Company accounts for the sale of securities to funds with which it has continuing involvement as sales pursuant to SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement 125, when the securities have been legally isolated from the Company, the Company has no ability to restrict or constrain the ability of the funds to pledge or exchange the transferred securities, and the Company does not have either the entitlement and the obligation to repurchase the securities or the ability to unilaterally cause the fund to put the securities back to the Company.
      Allied Capital Senior Debt Fund, L.P. The Company is a special limited partner in the Allied Capital Senior Debt Fund, L.P. (“ACSDF”), a private fund that generally invests in senior, unitranche and second lien debt. The Company has committed and funded $31.8 million to ACSDF, which is a portfolio company. At December 31, 2007, the Company’s investment in ACSDF totaled $31.8 million at cost and $32.8 million at value. ACSDF has closed on $125 million in equity capital commitments and had total assets of approximately $400 million. As a special limited partner, the Company expects to earn an incentive allocation of 20% of the annual net income of ACSDF, subject to certain performance benchmarks. The value of the Company’s investment in ACSDF is based on the net asset value of ACSDF, which reflects the capital invested plus its allocation of the net earnings of ACSDF, including the incentive allocation.
      AC Corp is the investment manager to ACSDF. Callidus Capital Corporation, a portfolio investment controlled by the Company, acts as special manager to ACSDF. An affiliate of the Company is the general partner of ACSDF, and AC Corp serves as collateral manager to a warehouse financing vehicle associated with ACSDF. AC Corp will earn a management fee of up to 2% per annum of the net asset value of ACSDF and will pay Callidus 25% of that management fee to compensate Callidus for its role as special manager.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      In connection with ACSDF’s formation in June 2007, the Company sold an initial portfolio of approximately $183 million of seasoned assets with a weighted average yield of 10.3% to a warehouse financing vehicle associated with ACSDF. In the second half of 2007, the Company sold $41.7 million of seasoned assets with a weighted average yield of 8.5% to the warehouse financing vehicle. The Company may offer to sell additional loans to ACSDF or the warehouse financing vehicle. ACSDF or the warehouse financing vehicle may purchase loans from the Company. ACSDF also purchases loans from other third parties. In addition, during the second half of 2007, the Company repurchased one asset totaling $12.0 million from ACSDF, which the Company had sold to ACSDF in June 2007.
      Unitranche Fund LLC. In December 2007, the Company formed the Unitranche Fund LLC (“Unitranche Fund”), which the Company co-manages with an affiliate of General Electric Capital Corporation (GE). The Unitranche Fund is a private fund that generally focuses on making first lien unitranche loans to middle market companies with Earning before Interest, Taxes, Depreciation, and Amortization of at least $15 million. GE has committed $3.075 billion to the Unitranche Fund consisting of $3.0 billion of senior notes and $0.075 billion of subordinated certificates and the Company has committed $525.0 million of subordinated certificates. The Unitranche Fund will be capitalized as transactions are completed. At December 31, 2007, the Company’s investment in the Unitranche Fund totaled $0.7 million at cost and at value. The Company will earn a management and sourcing fee totaling 0.375% per annum of managed assets.
      AGILE Fund I, LLC. In January 2008, the Company entered into an investment agreement with the Goldman Sachs Private Equity Group, part of Goldman Sachs Asset Management (“Goldman Sachs”). As part of the investment agreement, the Company agreed to sell a pro-rata strip of private equity and debt investments to AGILE Fund I, LLC (“AGILE”), a private fund in which a fund managed by Goldman Sachs owns substantially all of the interests, for a total transaction value of $169 million. The majority of the investment sale closed simultaneously with the execution of the investment agreement. The sales of the remaining assets are expected to close by the end of the first quarter of 2008, subject to certain terms and conditions.
      The sale to AGILE included 13.7% of the Company’s equity investments in 23 of its buyout portfolio companies and 36 of its minority equity portfolio companies for a total purchase price of $109 million. In addition, the Company sold approximately $60 million in debt investments, which represented 7.3% of its unitranche, second lien and subordinated debt investments in the buyout investments included in the equity sale. AGILE generally has the right to co-invest in its proportional share of any future follow-on investment opportunities presented by the companies in its portfolio.
      The Company is the managing member of AGILE, and will be entitled to an incentive allocation subject to certain performance benchmarks. The Company owns the remaining interests in AGILE not held by Goldman Sachs.
      In addition, pursuant to the investment agreement Goldman Sachs has committed to invest at least $125 million in future investment vehicles managed by the Company and will have future opportunities to invest in the Company’s affiliates, or vehicles managed by them, and to coinvest alongside the Company in the future, subject to various terms and conditions. As part of this transaction, the Company has also agreed to sell 11 venture capital and private equity limited partnership investments for approximately $28 million to a fund managed by Goldman Sachs, which

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
will assume the $6.5 million of unfunded commitments related to these limited partnership investments. The sales of these limited partnership investments are expected to be completed by May 2008.
Note 4. Debt
      At December 31, 2007 and 2006, the Company had the following debt:

	2007				2006

			Annual				Annual
	Facility	Amount	Interest		Facility	Amount	Interest
	Amount	Drawn	Cost(1)		Amount	Drawn	Cost(1)
($ in millions)
Notes payable and debentures:
Privately issued unsecured notes payable	$1,042.2	$1,042.2	6.1%		$1,041.4	$1,041.4	6.1%
Publicly issued unsecured notes payable	880.0	880.0	6.7%		650.0	650.0	6.6%

Total notes payable and debentures	1,922.2	1,922.2	6.4%		1,691.4	1,691.4	6.3%
Revolving line of credit(4)	922.5	367.3	5.9	%(2)	922.5	207.7	6.4	%(2)

Total debt	$2,844.7	$2,289.5	6.5	%(3)	$2,613.9	$1,899.1	6.5	%(3)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees, other facility fees and amortization of debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs of $3.7 million and $3.9 million at December 31, 2007 and 2006, respectively.

(3)	The annual interest cost for total debt includes the annual cost of commitment fees, other facility fees and amortization of debt financing costs on the revolving line of credit regardless of the amount outstanding on the facility as of the balance sheet date.

(4)	At December 31, 2007, $496.7 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $58.5 million issued under the credit facility.
  Notes Payable and Debentures
      Privately Issued Unsecured Notes Payable. The Company has privately issued unsecured long-term notes to institutional investors. The notes have five- or seven-year maturities and have fixed rates of interest. The notes generally require payment of interest only semi-annually, and all principal is due upon maturity. At December 31, 2007, the notes had maturities from May 2008 to May 2013. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreements.
      The Company has issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as the Company’s other unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, the Company entered into a cross currency swap with a financial institution which fixed the Company’s interest and principal payments in U.S. dollars for the life of the debt.
      On October 16, 2006, the Company repaid $150.0 million of unsecured long-term debt that matured. This debt had a fixed interest rate of 7.2%.
      On May 1, 2006, the Company issued $50.0 million of seven-year, unsecured notes with a fixed interest rate of 6.8%. This debt matures in May 2013. The proceeds from the issuance of the notes

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
were used in part to repay $25 million of 7.5% unsecured long-term notes that matured on May 1, 2006.
      Publicly Issued Unsecured Notes Payable. At December 31, 2007, the Company had outstanding publicly issued unsecured notes as follows:

	Amount	Maturity Date
($ in millions)
6.625% Notes due 2011	$400.0	July 15, 2011
6.000% Notes due 2012	250.0	April 1, 2012
6.875% Notes due 2047	230.0	April 15, 2047

Total	$880.0

      The 6.625% Notes due 2011 and the 6.000% Notes due 2012 require payment of interest only semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.
      On March 28, 2007, the Company completed the issuance of $200.0 million of 6.875% Notes due 2047 for net proceeds of $193.0 million. In April 2007, the Company issued additional notes, through an over-allotment option, totaling $30.0 million for net proceeds of $29.1 million. Net proceeds are net of underwriting discounts and estimated offering expenses.
      The 6.875% Notes due 2047 require payment of interest only quarterly, and all principal is due upon maturity. The Company may redeem these notes in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.
      Scheduled Maturities. Scheduled future maturities of notes payable at December 31, 2007, were as follows:

Year	Amount Maturing

($ in millions)
2008	$153.0
2009	269.7
2010	408.0
2011	472.5
2012	339.0
Thereafter	280.0

Total	$1,922.2

Revolving Line of Credit
      At December 31, 2007 and 2006, the Company had an unsecured revolving line of credit with a committed amount of $922.5 million that expires on September 30, 2008. At the Company’s option, borrowings under the revolving line of credit generally bear interest at a rate equal to (i) LIBOR (for the period the Company selects) plus 1.05% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America, N.A. prime rate. The revolving line of credit requires the payment of an

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
annual commitment fee equal to 0.20% of the committed amount (whether used or unused). The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.
      The annual cost of commitment fees, other facility fees and amortization of debt financing costs was $3.7 million and $3.9 million at December 31, 2007 and 2006, respectively.
      The revolving credit facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 16.66% of the committed facility or $153.7 million. The letter of credit fee is 1.05% per annum on letters of credit issued, which is payable quarterly.
      The average debt outstanding on the revolving line of credit was $58.5 million and $142.1 million, respectively, for the years ended December 31, 2007 and 2006. The maximum amount borrowed under this facility and the weighted average stated interest rate for the years ended December 31, 2007 and 2006, were $381.3 million and 6.3%, respectively, and $540.3 million and 6.3%, respectively. At December 31, 2007, the amount available under the revolving line of credit was $496.7 million, net of amounts committed for standby letters of credit of $58.5 million issued under the credit facility.

Fair Value of Debt
      The Company records debt at cost. The fair value of the Company’s outstanding debt was approximately $2.2 billion and $1.9 billion at December 31, 2007 and 2006, respectively. The fair value of the Company’s publicly issued 6.875% Notes due 2047 was determined using the market price of the retail notes at December 31, 2007. The fair value of the Company’s other debt was determined using market interest rates as of the balance sheet date for similar instruments.

Covenant Compliance
      The Company has various financial and operating covenants required by the revolving line of credit and the privately issued unsecured notes payable outstanding at December 31, 2007 and 2006. These covenants require the Company to maintain certain financial ratios, including asset coverage, debt to equity and interest coverage, and a minimum net worth. These credit facilities provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, failure to pay judgments, attachment of the Company’s assets, change of control and the issuance of an order of dissolution. Certain of these events of default are subject to notice and cure periods or materiality thresholds. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of December 31, 2007 and 2006, the Company was in compliance with these covenants.
      The Company has certain financial and operating covenants that are required by the publicly issued unsecured notes payable, including that the Company will maintain a minimum ratio of 200% of total assets to total borrowings, as required by the Investment Company Act of 1940, as amended, while these notes are outstanding. As of December 31, 2007 and 2006, the Company was in compliance with these covenants.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 5. Guarantees and Commitments
      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of December 31, 2007 and 2006, the Company had issued guarantees of debt and rental obligations aggregating $270.6 million and $202.1 million, respectively, and had extended standby letters of credit aggregating $58.5 million and $41.0 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments was $329.1 million and $243.1 million at December 31, 2007 and 2006, respectively.
      As of December 31, 2007, the guarantees and standby letters of credit expired as follows:

	Total	2008	2009	2010	2011	2012	After 2012
(in millions)
Guarantees	$270.6	$3.0	$261.2	$—	$4.4	$0.1	$1.9
Standby letters of credit(1)	58.5	58.5	—	—	—	—	—

Total(2)	$329.1	$61.5	$261.2	$—	$4.4	$0.1	$1.9

(1)	Standby letters of credit are issued under the Company’s revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, it is assumed that the standby letters of credit will expire contemporaneously with the expiration of the Company’s line of credit in September 2008.
(2)	The Company’s most significant commitments relate to its investment in Ciena Capital LLC (Ciena), which commitments totaled $276.7 million at December 31, 2007. At December 31, 2007, the Company guaranteed 60% of the outstanding total obligations on Ciena’s revolving line of credit, which matures in March 2009, for a total guaranteed amount of $258.7 million and had standby letters of credit issued totaling $18.0 million in connection with term securitizations completed by Ciena. In January 2008, the Company increased the guaranteed amount on Ciena’s revolving line of credit from 60% to 100% in connection with an amendment completed by Ciena and also issued additional letters of credit totaling $42.5 million related to other term securitizations completed by Ciena. See Note 3.
     In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify and guaranty certain minimum fees to such parties under certain circumstances.
      At December 31, 2007, the Company had outstanding commitments to fund investments totaling $923.6 million, including $882.4 million related to private finance investments and $41.2 million related to commercial real estate finance investments. Total outstanding commitments related to private finance investments included $524.3 million to the Unitranche Fund LLC, which the Company estimates will be funded over a two to three year period as investments are funded by the Unitranche Fund. See Note 3.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 6. Shareholders’ Equity
      Sales of common stock for the years ended December 31, 2007, 2006, and 2005, were as follows:

	2007	2006	2005(1)
(in millions)
Number of common shares	6.6	10.9	—

Gross proceeds	$177.7	$310.2	$—
Less costs, including underwriting fees	(6.4)	(14.4)	—

Net proceeds	$171.3	$295.8	$—

(1)	The Company did not sell any common stock during the year ended December 31, 2005.
     The Company issued 0.6 million shares, 0.5 million shares, and 3.0 million shares of common stock upon the exercise of stock options during the years ended December 31, 2007, 2006, and 2005, respectively. In addition, in July 2007, the Company issued 1.7 million unregistered shares of common stock upon the cancellation of stock options pursuant to a tender offer. See Note 9.
      The Company issued 0.3 million shares of common stock with a value of $7.2 million as consideration for an additional investment in Mercury Air Centers, Inc. during the year ended December 31, 2005.
      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date. For the years ended December 31, 2007, 2006, and 2005, the Company issued new shares in order to satisfy dividend reinvestment requests. Dividend reinvestment plan activity for the years ended December 31, 2007, 2006, and 2005, was as follows:

	2007	2006	2005
(in millions, except per share amounts)
Shares issued	0.6	0.5	0.3
Average price per share	$27.40	$30.58	$28.00

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 7. Earnings Per Common Share
      Earnings per common share for the years ended December 31, 2007, 2006, and 2005, were as follows:

	2007	2006	2005
(in millions, except per share amounts)
Net increase in net assets resulting from operations	$153.3	$245.1	$872.8
Weighted average common shares outstanding — basic	152.9	142.4	134.7
Dilutive options outstanding	1.8	3.2	2.6

Weighted average common shares outstanding — diluted	154.7	145.6	137.3

Basic earnings per common share	$1.00	$1.72	$6.48

Diluted earnings per common share	$0.99	$1.68	$6.36

Note 8. Employee Compensation Plans
      401(k) Plan. Prior to the 2008 Plan Year, the Company’s 401(k) retirement investment plan was open to all of its full-time employees who were at least 21 years of age. The employees could elect voluntary pre-tax wage deferrals ranging from 0% to 100% of eligible compensation for the year up to $15.5 thousand annually for the 2007 plan year. Plan participants who were age 50 or older during the 2007 plan year were eligible to defer an additional $5 thousand during the year. For the years ended December 31, 2007, 2006, and 2005, the Company made contributions to the 401(k) plan of up to 5% of each participant’s eligible compensation for the year up to a maximum compensation permitted by the IRS, which fully vests at the time of contribution. For the year ended December 31, 2007, the maximum compensation was $0.2 million. Employer contributions that exceed the IRS limitation (excess contributions) were directed to the participant’s deferred compensation plan account as discussed below for the 2006 and 2005 plan years. Excess contributions for the 2007 plan year totaled $2.0 million and will be paid to participants in cash as a result of the planned termination of the deferred compensation arrangements in the first quarter of 2008 as discussed below. Total 401(k) contribution expense for the years ended December 31, 2007, 2006, and 2005, was $1.4 million, $1.2 million, and $1.0 million, respectively.
      For the 2008 plan year, the Company amended its 401(k) plan to amend certain plan features, and to provide that the Company will match 100% of the first 4% of deferral contributions made by each participant on up to $0.2 million of eligible compensation. There will be no excess contributions.
      Deferred Compensation Plans. The Company also has deferred compensation plans. The Company’s deferred compensation arrangements will be terminated effective March 18, 2008, as discussed below, and no further contributions were accepted into the plans after December 31, 2007.
      Through December 31, 2007, eligible participants in the deferred compensation plan (“DCP I”) could elect to defer some of their compensation and have such compensation credited to a participant account. In addition, the Company made contributions to the deferred compensation plan on compensation deemed ineligible for a 401(k) contribution for 2006 and 2005. Contribution expense for the deferred compensation plan for the years ended December 31, 2006 and 2005, was $1.5 million and $0.7 million, respectively. All amounts credited to a participant’s account were

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors until distributed. Amounts credited to participants under the deferred compensation plan are at all times 100% vested and non-forfeitable. Amounts deferred by participants under the deferred compensation plan were funded to a trust, which is administered by a third-party trustee. The accounts of the deferred compensation trust are consolidated with the Company’s accounts. The assets of the trust are classified as other assets and the liability to the plan participants is included in other liabilities in the accompanying financial statements. The deferred compensation plan accounts at December 31, 2007 and 2006, totaled $21.1 million and $18.6 million, respectively.
      The Company has an Individual Performance Award (“IPA”), which was established as a long-term incentive compensation program for certain officers. In conjunction with the program, the Board of Directors approved non-qualified deferred compensation plans (“DCP II”), which are administered through a trust by a third-party trustee. The administrator of the DCP II is the Compensation Committee of the Company’s Board of Directors.
      The IPA is generally determined annually at the beginning of each year but may be adjusted throughout the year. Through December 31, 2007, the IPA was deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors designed the DCP II to require the trustee to use the cash to purchase shares of the Company’s common stock in the open market. During the years ended December 31, 2007, 2006, and 2005, 0.4 million shares, 0.3 million shares, and 0.3 million shares, respectively, were purchased in the DCP II.
      All amounts deposited and then credited to a participant’s account in the trust, based on the amount of the IPA received by such participant, were credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors until distributed. Amounts credited to participants under the DCP II are immediately vested and generally non-forfeitable once deposited by the Company into the trust.
      During any period of time in which a participant has an account in the DCP II, any dividends declared and paid on shares of the Company’s common stock allocated to the participant’s account were reinvested in shares of the Company’s common stock.
      Through December 31, 2007, the IPA amounts were contributed into the DCP II trust and invested in the Company’s common stock. The accounts of the DCP II are consolidated with the Company’s accounts. The common stock is classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represents the amount owed to the employees, is included in other liabilities. Changes in the value of the Company’s common stock held in the deferred compensation trust are not recognized. However, the liability is marked to market with a corresponding charge or credit to employee compensation expense. At December 31, 2007 and 2006, common stock held in DCP II was $39.9 million and $28.3 million, respectively, and the IPA liability was $31.4 million and $33.9 million, respectively. At December 31, 2007 and 2006, the DCP II held 1.4 million shares and 1.0 million shares, respectively, of the Company’s common stock.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
      The IPA expense for the years ended December 31, 2007, 2006, and 2005, was as follows:

	2007	2006	2005
($ in millions)
IPA contributions	$9.8	$8.1	$7.0
IPA mark to market expense (benefit)	(14.0)	2.9	2.0

Total IPA expense (benefit)	$(4.2)	$11.0	$9.0

      The Company also has an individual performance bonus (“IPB”) which is distributed in cash to award recipients throughout the year (beginning in February of each year) as long as the recipient remains employed by the Company. If a recipient terminates employment during the year, any remaining cash payments under the IPB would be forfeited. For the years ended December 31, 2007, 2006, and 2005, the IPB expense was $9.5 million, $8.1 million, and $6.9 million, respectively. The IPA and IPB expenses are included in employee expenses.
      Termination of Deferred Compensation Plans. On December 14, 2007, the Company’s Board of Directors made a determination that it is in the Company’s best interest to terminate its deferred compensation plans. The Board of Directors’ decision was primarily in response to increased complexity resulting from recent changes in the regulation of deferred compensation arrangements. The accounts under these plans will be distributed to participants in full on March 18, 2008, the termination and distribution date, or as soon as is reasonably practicable thereafter, in accordance with the transition rule for payment elections under Section 409A of the Code. Distributions from the plans will be made in cash or shares of the Company’s common stock, net of required withholding taxes.
      For 2008, the Compensation Committee has determined that the IPA will be paid in cash in two equal installments during the year to eligible officers, as long as the recipient remains employed by the Company.
Note 9. Stock Option Plan
      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over up to a three year period. Options granted to non-officer directors vest on the grant date.
      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.
      At December 31, 2006, there were 32.2 million shares authorized under the Option Plan. On May 15, 2007, the Company’s stockholders voted to increase the number of shares of common stock authorized for issuance to 37.2 million shares. At December 31, 2007, there were 37.2 million shares authorized under the Option Plan.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan, continued
      On July 18, 2007, the Company completed a tender offer related to the Company’s offer to all optionees who held vested “in-the-money” stock options as of June 20, 2007, the opportunity to receive an option cancellation payment (“OCP”) equal to the “in-the-money” value of the stock options cancelled, determined using the Weighted Average Market Price of $31.75, which would be paid one-half in cash and one-half in unregistered shares of the Company’s common stock. The Company accepted for cancellation 10.3 million vested options, which in the aggregate had a weighted average exercise price of $21.50. This resulted in a total option cancellation payment of approximately $105.6 million, of which $52.8 million was paid in cash and $52.8 million was paid through the issuance of 1.7 million unregistered shares of the Company’s common stock, determined using the Weighted Average Market Price of $31.75. The Weighted Average Market Price represented the volume weighted average price of the Company’s common stock over the fifteen trading days preceding the first day of the offer period, or June 20, 2007. See Note 2 — Stock Compensation Plans.
      At December 31, 2007 and 2006, the number of shares available to be granted under the Option Plan was 10.7 million and 1.6 million, respectively.
      Information with respect to options granted, exercised and forfeited under the Option Plan for the years ended December 31, 2007, 2006, and 2005, was as follows:

		Weighted	Weighted
		Average	Average
		Exercise	Contractual	Aggregate Intrinsic
		Price Per	Remaining	Value at
	Shares	Share	Term (Years)	December 31, 2007(1)
(in millions, except per share amounts)
Options outstanding at January 1, 2005	20.4	$23.55
Granted	6.8	$27.37
Exercised	(3.0)	$22.32
Forfeited	(1.9)	$27.83

Options outstanding at December 31, 2005	22.3	$24.52
Granted	1.8	$29.88
Exercised	(0.5)	$22.99
Forfeited	(0.4)	$27.67

Options outstanding at December 31, 2006	23.2	$24.92

Granted	6.7	$29.52
Exercised	(0.6)	$25.25
Cancelled in tender offer(2)	(10.3)	$21.50
Forfeited	(0.5)	$28.96

Options outstanding at December 31, 2007	18.5	$28.36	6.58	$0.2

Exercisable at December 31, 2007(3)	11.7	$27.99	6.54	$0.2

Exercisable and expected to be exercisable at December 31, 2007(4)	17.9	$28.34	6.58	$0.2

(1)	Represents the difference between the market value of the options at December 31, 2007, and the cost for the option holders to exercise the options.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan, continued

(2)	See description of the tender offer above.
(3)	Represents vested options.
(4)	The amount of options expected to be exercisable at December 31, 2007, is calculated based on an estimate of expected forfeitures.
     The fair value of the shares vested during the years ended December 31, 2007, 2006, and 2005, was $21.6 million, $16.1 million, and $16.2 million, respectively. The total intrinsic value of the options exercised during the years ended December 31, 2007, 2006, and 2005, was $2.7 million, $3.6 million, and $18.4 million, respectively.
      The following table summarizes information about stock options outstanding at December 31, 2007:

	Outstanding
				Exercisable
		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(Years)	Price	Exercisable	Price

(in millions, except per share amounts and years)
$16.81 — $26.80	1.9	6.02	$24.05	1.8	$24.02
$27.00 — $27.38	0.1	6.56	$27.13	0.1	$27.10
$27.51	4.8	7.59	$27.51	3.1	$27.51
$28.15 — $29.23	4.2	6.34	$28.94	3.9	$28.97
$29.58	6.3	6.36	$29.58	2.1	$29.58
$30.00 — $30.52	1.2	5.43	$30.13	0.7	$30.08

	18.5	6.58	$28.36	11.7	$27.99

      On February 1, 2008, the Company granted 7.1 million options with an exercise price of $22.96. The options vest ratably over a three-year term beginning on June 30, 2009.
     Notes Receivable from the Sale of Common Stock
      As a business development company under the 1940 Act, the Company is entitled to provide and has provided loans to the Company’s officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers. The outstanding loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders’ equity. At December 31, 2007 and 2006, the Company had outstanding loans to officers of $2.7 million and $2.9 million, respectively. Officers with outstanding loans repaid principal of $0.2 million, $1.0 million, and $1.6 million, for the years ended December 31, 2007, 2006, and 2005, respectively. The Company recognized interest income from these loans of $0.1 million, $0.2 million, and $0.2 million, respectively, during these same periods. This interest income is included in interest and dividends for companies less than 5% owned.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes
      For the years ended December 31, 2007, 2006, and 2005, the Company’s Board of Directors declared the following distributions:

	2007		2006		2005

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in millions, except per share amounts)
First quarter	$95.8	$0.63	$82.5	$0.59	$76.1	$0.57
Second quarter	97.6	0.64	84.1	0.60	76.2	0.57
Third quarter	100.3	0.65	88.8	0.61	78.8	0.58
Fourth quarter	102.6	0.65	92.0	0.62	79.3	0.58
Extra dividend	11.0	0.07	7.5	0.05	4.1	0.03

Total distributions to common shareholders	$407.3	$2.64	$354.9	$2.47	$314.5	$2.33

      For income tax purposes, distributions for 2007, 2006, and 2005, were composed of the following:

	2007		2006		2005

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in millions, except per share amounts)
Ordinary income(1)(2)	$126.7	$0.82	$177.4	$1.23	$157.3	$1.17
Long-term capital gains	280.6	1.82	177.5	1.24	157.2	1.16

Total distributions to common shareholders	$407.3	$2.64	$354.9	$2.47	$314.5	$2.33

(1)	For the years ended December 31, 2007, 2006, and 2005, ordinary income included dividend income of approximately zero, $0.04 per share, and $0.03 per share, respectively, that qualified to be taxed at the 15% maximum capital gains rate.

(2)	For certain eligible corporate shareholders, the dividend received deduction for 2007, 2006, and 2005, was zero, $0.042 per share, and $0.034 per share, respectively.
     The Company’s Board of Directors also declared a dividend of $0.65 per common share for the first quarter of 2008.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
      The following table summarizes the differences between financial statement net increase in net assets resulting from operations and taxable income available for distribution to shareholders for the years ended December 31, 2007, 2006, and 2005:

	2007	2006	2005

($ in millions)	(ESTIMATED)(1)
Financial statement net increase in net assets resulting from operations	$153.3	$245.1	$872.8
Adjustments:
Net change in unrealized appreciation or depreciation	256.2	477.4	(462.1)
Amortization of discounts and fees	0.7	(1.7)	4.7
Interest- and dividend-related items	6.0	11.9	5.5
Employee compensation-related items	0.2	23.1	3.0
Nondeductible excise tax	16.3	15.4	6.2
Realized gains recognized (deferred) through installment treatment(2)	(12.7)	(182.3)	(5.9)
Other realized gain or loss related items	(7.2)	15.0	18.6
Net income (loss) from partnerships and limited liability companies(3)	(6.6)	(4.7)	18.0
Net loss from consolidated SBIC subsidiary	—	—	(8.4)
Net (income) loss from consolidated taxable subsidiary, net of tax	1.4	3.9	(5.0)
Other	—	(1.9)	(2.4)

Taxable income	$407.6	$601.2	$445.0

(1)	The Company’s taxable income for 2007 is an estimate and will not be finally determined until the Company files its 2007 tax return in September 2008. Therefore, the final taxable income may be different than this estimate.

(2)	2006 includes the deferral of long-term capital gains through installment treatment related to the Company’s sale of its control equity investment in Advantage and certain other portfolio companies.

(3)	Includes taxable income (loss) passed through to the Company from Ciena Capital LLC (Ciena) in excess of interest and related portfolio income from Ciena included in the financial statements totaling ($12.0) million, $3.7 million, and $15.4 million for the years ended December 31, 2007, 2006, and 2005, respectively. See Note 3 for additional related disclosure. In the fourth quarter of 2007, Ciena made an election to be taxed prospectively as a C corporation; therefore Ciena’s taxable income or losses will no longer be passed through to the Company subsequent to this election.
     Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
      The Company must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. The Company has distributed and currently intends to distribute or retain through a deemed distribution sufficient dividends to eliminate taxable income. Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year. For income tax purposes, distributions for 2007, 2006, and 2005, were made from taxable income as follows:

	2007	2006	2005

($ in millions)	(ESTIMATED)(1)
Taxable income	$407.6	$601.2	$445.0
Taxable income earned in current year and carried forward for distribution in next year(2)	(403.1)	(402.8)	(156.5)
Taxable income earned in prior year and carried forward and distributed in current year	402.8	156.5	26.0

Total distributions to common shareholders	$407.3	$354.9	$314.5

(1)	The Company’s taxable income for 2007 is an estimate and will not be finally determined until the Company files its 2007 tax return in September 2008. Therefore, the final taxable income and the taxable income earned in 2007 and carried forward for distribution in 2008 may be different than this estimate.
(2)	Estimated taxable income for 2007 includes undistributed income of $403.1 million that is being carried over for distribution in 2008, which represents approximately $50.0 million of ordinary income and approximately $353.1 million of net long-term capital gains.
     The Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions for the year. The Company’s 2007 (estimated), 2006, and 2005, annual taxable income were in excess of its dividend distributions from such taxable income in those respective years, and accordingly, the Company had an excise tax expense of $16.3 million, $15.1 million, and $6.2 million, respectively, on the excess taxable income carried forward.
      In addition to excess taxable income carried forward, the Company currently estimates that it has cumulative deferred taxable income related to installment sale gains of approximately $234.5 million as of December 31, 2007, which is composed of cumulative deferred taxable income of $211.5 million as of December 31, 2006, and approximately $23.0 million for the year ended December 31, 2007. These gains have been recognized for financial reporting purposes in the respective years they were realized, but are generally deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. The realized gains deferred through installment treatment for 2007 are estimates and will not be finally determined until the Company files its 2007 tax return in September 2008.
      The Company’s undistributed book earnings of $535.9 million as of December 31, 2007, resulted from undistributed ordinary income and long-term capital gains. The difference between undistributed book earnings at the end of the year and taxable income carried over from the current year into the next year relates to a variety of timing and permanent differences in the recognition of income and expenses for book and tax purposes as discussed above.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
      At December 31, 2007 and 2006, the aggregate gross unrealized appreciation of the Company’s investments above cost for federal income tax purposes was $609.8 million (estimated) and $618.2 million, respectively. At December 31, 2007 and 2006, the aggregate gross unrealized depreciation of the Company’s investments below cost for federal income tax purposes was $633.1 million (estimated) and $425.0 million, respectively. The Company’s investments as compared to cost for federal income tax purposes was net unrealized depreciation of $23.3 million (estimated) and net unrealized appreciation of $193.2 million at December 31, 2007 and 2006, respectively. At December 31, 2007 and 2006, the aggregate cost of securities, for federal income tax purposes was $4.8 billion (estimated) and $4.3 billion, respectively.
      The Company’s consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the years ended December 31, 2007, 2006, and 2005, AC Corp’s income tax expense (benefit) was $(2.7) million, $(0.1) million, and $5.3 million, respectively. For the years ended December 31, 2007 and 2005, paid in capital was increased for the tax benefit of amounts deducted for tax purposes but not for financial reporting purposes primarily related to stock-based compensation by $10.9 million and $3.7 million, respectively.
      The net deferred tax asset at December 31, 2007, was $18.4 million, consisting of deferred tax assets of $26.5 million and deferred tax liabilities of $8.1 million. The net deferred tax asset at December 31, 2006, was $6.9 million, consisting of deferred tax assets of $13.7 million and deferred tax liabilities of $6.8 million. At December 31, 2007, the deferred tax assets primarily related to compensation-related items and the deferred tax liabilities primarily related to depreciation. Management believes that the realization of the net deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, the Company did not record a valuation allowance at December 31, 2007, 2006, or 2005.
Note 11. Cash
      The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.
      At December 31, 2007 and 2006, cash consisted of the following:

	2007	2006
($ in millions)
Cash	$4.6	$2.3
Less escrows held	(1.1)	(0.6)

Total cash	$3.5	$1.7

Note 12. Supplemental Disclosure of Cash Flow Information
      The Company paid interest of $123.5 million, $90.6 million, and $75.2 million, respectively, for the years ended December 31, 2007, 2006, and 2005.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 12. Supplemental Disclosure of Cash Flow Information, continued
      Non-cash operating activities for the years ended December 31, 2007, 2006 and 2005, totaled $142.2 million, $315.9 million, and $120.7 million, respectively. Non-cash operating activities for the year ended December 31, 2006, included a note received as consideration from the sale of the Company’s equity investment in Advantage of $150.0 million and a note received as consideration from the sale of the Company’s equity investment in STS Operating, Inc. of $30.0 million. Non-cash operating activities for the year ended December 31, 2005, included the exchange of existing subordinated debt securities and accrued interest of Ciena with a cost basis of $44.8 million for additional Class B equity interests.
      Non-cash financing activities included the issuance of common stock in lieu of cash distributions totaling $17.1 million, $15.0 million, and $9.3 million, for the years ended December 31, 2007, 2006, and 2005, respectively. Non-cash financing activities for the year ended December 31, 2007, also included the payment of one-half of the value of the option cancellation payment in connection with the tender offer, or $52.8 million, through the issuance of 1.7 million unregistered shares of the Company’s common stock. See Notes 2 and 9. Non-cash financing activities for the year ended December 31, 2005, included the issuance of $7.2 million of the Company’s common stock as consideration for an additional investment in Mercury Air Centers, Inc.
Note 13. Financial Highlights

	At and for the Years
	Ended December 31,

	2007	2006	2005

Per Common Share Data
Net asset value, beginning of year	$19.12	$19.17	$14.87

Net investment income(1)	0.91	1.30	1.00
Net realized gains(1)(2)	1.74	3.66	1.99

Net investment income plus net realized gains(1)	2.65	4.96	2.99
Net change in unrealized appreciation or depreciation (1)(2)	(1.66)	(3.28)	3.37

Net increase in net assets resulting from operations(1)	0.99	1.68	6.36

Decrease in net assets from shareholder distributions	(2.64)	(2.47)	(2.33)
Net increase in net assets from capital share transactions (1)(3)	0.41	0.74	0.27
Decrease in net assets from cash portion of the option cancellation payment(1)(4)	(0.34)	—	—

Net asset value, end of year	$17.54	$19.12	$19.17

Market value, end of year	$21.50	$32.68	$29.37
Total return(5)	(27.6)%	20.6%	23.5%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 13. Financial Highlights, continued

	At and for the Years
	Ended December 31,

	2007	2006	2005

Ratios and Supplemental Data ($ and shares in millions, except per share amounts)
Ending net assets	$2,771.8	$2,841.2	$2,620.5
Common shares outstanding at end of year	158.0	148.6	136.7
Diluted weighted average common shares outstanding	154.7	145.6	137.3
Employee, employee stock option and administrative expenses/average net assets	6.10%	5.38%	6.56%
Total operating expenses/average net assets	10.70%	9.05%	9.99%
Net investment income/average net assets	4.91%	6.90%	6.08%
Net increase in net assets resulting from operations/ average net assets	5.34%	8.94%	38.68%
Portfolio turnover rate	26.84%	27.05%	47.72%
Average debt outstanding	$1,924.2	$1,491.0	$1,087.1
Average debt per share(1)	$12.44	$10.24	$7.92

(1)	Based on diluted weighted average number of common shares outstanding for the year.

(2)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from year to year.

(3)	Excludes capital share transactions related to the cash portion of the option cancellation payment.

(4)	See Notes 2 and 9 to the consolidated financial statements above for further discussion.

(5)	Total return assumes the reinvestment of all dividends paid for the years presented.
Note 14. Selected Quarterly Data (Unaudited)

	2007

	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
($ in millions, except per share amounts)
Total interest and related portfolio income	$108.0	$117.7	$118.4	$117.7
Net investment income	$39.5	$25.2	$18.3	$58.0
Net increase (decrease) in net assets resulting from operations	$133.1	$89.2	$(96.5)	$27.5
Basic earnings (loss) per common share	$0.89	$0.59	$(0.63)	$0.18
Diluted earnings (loss) per common share	$0.87	$0.57	$(0.62)	$0.18

	2006

	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$111.0	$110.5	$113.4	$117.7
Net investment income	$41.3	$50.2	$48.7	$49.1
Net increase in net assets resulting from operations	$99.6	$33.7	$77.9	$33.9
Basic earnings per common share	$0.72	$0.24	$0.54	$0.23
Diluted earnings per common share	$0.70	$0.24	$0.53	$0.23

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 15. Litigation
      On June 23, 2004, the Company was notified by the SEC that the SEC was conducting an informal investigation of the Company. The investigation related to the valuation of securities in the Company’s private finance portfolio and other matters. On June 20, 2007, the Company announced that it entered into a settlement with the SEC that resolved the SEC’s informal investigation. As part of the settlement and without admitting or denying the SEC’s allegations, the Company agreed to the entry of an administrative order. In the order the SEC alleged that, between June 30, 2001, and March 31, 2003, the Company did not maintain books, records and accounts which, in reasonable detail, supported or accurately and fairly reflected valuations of certain securities in the Company’s private finance portfolio and, as a result, did not meet certain recordkeeping and internal controls provisions of the federal securities laws. In the administrative order, the SEC ordered the Company to continue to maintain certain of its current valuation-related controls. Specifically, for a period of two years, the Company has undertaken to: (1) continue to employ a Chief Valuation Officer, or a similarly structured officer-level employee, to oversee its quarterly valuation processes; and (2) continue to employ third-party valuation consultants to assist in its quarterly valuation processes.
      On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC (currently known as Ciena Capital LLC) in connection with a criminal investigation relating to matters similar to those investigated by and settled with the SEC as discussed above. The Company produced materials in response to the requests from the U.S. Attorney’s office and certain current and former employees were interviewed by the U.S. Attorney’s Office. The Company has voluntarily cooperated with the investigation.
      In late December 2006, the Company received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by the Company or its agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, the Company became aware that an agent of the Company obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while the Company was gathering documents responsive to the subpoena, allegations were made that the Company’s management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. The Company’s management has stated that these allegations are not true. The Company has cooperated fully with the inquiry by the U.S. Attorney’s Office.
      On February 13, 2007, Rena Nadoff filed a shareholder derivative action in the Superior Court of the District of Columbia, captioned Rena Nadoff v. Walton, et al., CA 001060-07, seeking unspecified compensatory and other damages, as well as equitable relief on behalf of Allied Capital Corporation. The complaint was summarily dismissed in July 2007. The complaint alleged breach of fiduciary duty by the Board of Directors arising from internal control failures and mismanagement of Business Loan Express, LLC, an Allied Capital portfolio company. On October 5, 2007, Rena Nadoff sent a letter to the Company’s Board of Directors with substantially the same claims and a request that the Board of Directors investigate the claims and take appropriate action. The Board of Directors has established a committee, which is advised by its own counsel, to review the matter.
      On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 15. Litigation, continued
management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. Thereafter, the court appointed new lead counsel and approved new lead plaintiffs. On July 30, 2007, plaintiffs served an amended complaint. Plaintiffs claim that, between November 7, 2005, and January 22, 2007, Allied Capital either failed to disclose or misrepresented information about its portfolio company, Business Loan Express, LLC. Plaintiffs seek unspecified compensatory and other damages, as well as other relief. The Company believes the lawsuit is without merit, and intends to defend the lawsuit vigorously. On September 13, 2007, the Company filed a motion to dismiss the lawsuit. The motion is pending.
      In addition, the Company is party to certain lawsuits in the normal course of business.
      While the outcome of any of the open legal proceedings described above cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Allied Capital Corporation:
      Under date of February 28, 2008, we reported on the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2007 and 2006, including the consolidated statements of investments as of December 31, 2007 and 2006, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 13), for each of the years in the three-year period ended December 31, 2007, which are included in this registration statement. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedule as of and for the year ended December 31, 2007. This financial statement schedule is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement schedule based on our audit.
      In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects the information set forth therein.
Washington, D.C.
February 28, 2008

Schedule 12-14
ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of Interest or
		Dividends
PRIVATE FINANCE				December 31,			December 31,
Portfolio Company		Credited		2006	Gross	Gross	2007
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Companies More Than 25% Owned

Alaris Consulting, LLC	Senior Loan(5)			$—	$572	$(572)	$—
(Business Services)	Equity Interests			—	1,025	(1,025)	—

AllBridge Financial, LLC	Equity Interests			—	7,800	—	7,800
(Financial Services)

Allied Capital Senior Debt Fund, L.P.	Equity Interests			—	32,811	—	32,811
(Private Debt Fund)

Avborne, Inc.	Preferred Stock			918	715	—	1,633
(Business Services)	Common Stock			—	—	—	—

Avborne Heavy Maintenance, Inc.	Preferred Stock			—	2,557	—	2,557
(Business Services)	Common Stock			—	370	—	370

Aviation Properties Corporation	Common Stock			—	65	(65)	—
(Business Services)

Border Foods, Inc.	Preferred Stock			—	4,648	—	4,648
(Consumer Products)	Common Stock			—	—	—	—

Calder Capital Partners, LLC	Senior Loan(5)		$46	975	2,189	(129)	3,035
(Financial Services)	Equity Interests			2,076	1,483	—	3,559

Callidus Capital Corporation	Senior Loan	$42		—	2,100	(2,100)	—
(Financial Services)	Subordinated Debt	1,159		5,762	1,109	—	6,871
	Common Stock			22,550	22,037	—	44,587

Ciena Capital LLC	Class A Equity
(f/k/a Business Loan	Interests(5)			66,622	32,422	(30,435)	68,609
Express, LLC) (Financial Services)	Class B Equity Interests			79,139	—	(79,139)	—
	Class C Equity Interests			64,976	—	(64,976)	—

CitiPostal Inc.(9)	Senior Loan	2			679	—	679
(Business Services)	Unitranche Debt	187			50,597	—	50,597
	Subordinated Debt	39			8,049	—	8,049
	Common Stock				12,726	—	12,726

Coverall North America, Inc.	Unitranche Debt	4,324		36,333	36	(1,446)	34,923
(Business Services)	Subordinated Debt	919		5,972	7	—	5,979
	Common Stock			19,619	7,978	—	27,597

CR Holding, Inc.	Subordinated Debt	6,838		39,401	1,411	—	40,812
(Consumer Products)	Common Stock			25,738	15,196	—	40,934

Direct Capital Corporation	Subordinated Debt	5,027		—	39,030	—	39,030
(Financial Services)	Common Stock			—	19,250	(12,344)	6,906

Financial Pacific Company	Subordinated Debt	12,663		71,362	1,488	—	72,850
(Financial Services)	Preferred Stock			15,942	3,388	—	19,330
	Common Stock			65,186	—	(26,642)	38,544

ForeSite Towers, LLC	Equity Interest	1,269		12,290	—	(11,412)	878
(Tower Leasing)

Global Communications, LLC	Senior Loan(5)			15,957	—	(14,135)	1,822
(Business Services)	Subordinated Debt	3		11,237	99	(11,336)	—
	Preferred Equity
	Interest			—	14,067	(14,067)	—
	Options			—	1,639	(1,639)	—

Gordian Group, Inc.	Senior Loan	(11)		—	11,794	(11,794)	—
(Business Services)	Common Stock			—	6,942	(6,942)	—

Healthy Pet Corp.	Senior Loan	1,309		27,038	6,350	(33,388)	—
(Consumer Services)	Subordinated Debt	2,893		43,579	580	(44,159)	—
	Common Stock			28,921	1,221	(30,142)	—

HMT, Inc.	Preferred Stock			2,637	—	(2,637)	—
(Energy Services)	Common Stock			8,664	—	(8,664)	—
	Warrants			3,336	—	(3,336)	—

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE				December 31,			December 31,
Portfolio Company		Credited		2006	Gross	Gross	2007
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Hot Stuff Foods, LLC(7)	Senior Loan	$4,191		$—	$51,192	$(440)	$50,752
(Consumer Products)	Subordinated Debt	6,543		—	29,907	—	29,907
	Subordinated Debt (5)			—	31,402	(30,065)	1,337
	Common Stock			—	8,461	(8,461)	—

Huddle House, Inc.	Senior Loan	426		19,950	—	(19,950)	—
(Retail)	Subordinated Debt	9,032		58,196	1,600	(178)	59,618
	Common Stock			41,662	2,621	(129)	44,154

Impact Innovations Group, LLC	Equity Interests in
(Business Services)	Affiliate			873	—	(553)	320

Insight Pharmaceuticals	Subordinated Debt	5,905		43,884	1,157	—	45,041
Corporation	Subordinated Debt (5)			15,966	830	—	16,796
(Consumer Products)	Preferred Stock			7,845	—	(6,383)	1,462
	Common Stock			—	—	—	—

Jakel, Inc.	Subordinated Debt (5)	(11)		6,655	9,025	(14,117)	1,563
(Industrial Products)	Preferred Stock			—	9,347	(9,347)	—
	Common Stock			—	6,460	(6,460)	—

Legacy Partners Group, Inc.	Senior Loan (5)			4,843	2,804	(3,804)	3,843
(Financial Services)	Subordinated Debt			—	—	—	—
	Equity Interests			—	1,332	—	1,332

Litterer Beteiligungs-GmbH	Subordinated Debt	42		692	80	—	772
(Business Services)	Equity Interest			1,199	—	(499)	700

Mercury Air Centers, Inc.	Subordinated Debt	5,054		49,217	1,654	(50,871)	—
(Business Services)	Common Stock			195,019	—	(195,019)	—

MVL Group, Inc.	Senior Loan	3,677		27,245	3,394	—	30,639
(Business Services)	Subordinated Debt	5,931		35,478	4,465	—	39,943
	Common Stock			—	4,949	—	4,949

Old Orchard Brands, LLC	Senior Loan	347		—	23,500	(23,500)	—
(Consumer Products)	Subordinated Debt	2,404		—	19,544	—	19,544
	Equity Interests			—	25,419	—	25,419

Penn Detroit Diesel Allison, LLC	Subordinated Debt	6,056		37,994	1,186	—	39,180
(Business Services)	Equity Interests			25,949	12,016	—	37,965

Powell Plant Farms, Inc.	Senior Loan(5)			26,192	4,134	(28,792)	1,534
(Consumer Products)	Subordinated Debt			962	18,261	(19,223)	—
	Preferred Stock			—	—	—	—
	Warrants			—	—	—	—

Service Champ, Inc.	Subordinated Debt	4,450		27,619	732	—	28,351
(Business Services)	Common Stock			16,786	9,506	—	26,292

Staffing Partners Holding
Company, Inc.	Subordinated Debt (5)			486	—	(263)	223
(Business Services)

Startec Global Communications
Corporation	Senior Loan	723		15,965	—	(15,965)	—
(Telecommunications)	Common Stock			11,232	26,023	(37,255)	—

Startec Equity, LLC	Equity Interests			—	469	(39)	430
(Telecommunications)

Sweet Traditions, Inc.	Senior Loan(5)	1,088		35,172	1,181	(1,124)	35,229
(Retail)	Preferred Stock			400	550	(950)	—
	Common Stock			50	—	(50)	—

Triview Investments, Inc.	Senior Loan	977		14,747	11	(14,325)	433
(Broadcasting & Cable/	Subordinated Debt	11,338		56,008	32,425	(45,456)	42,977
Business Services/	Subordinated Debt (5)	592		4,342	841	(3,600)	1,583
Consumer Products)	Common Stock	37		31,322	53,975	(1,844)	83,453

Unitranche Fund LLC	Subordinated Certificates	3			744	—	744
(Private Debt Fund)	Equity Interests				1	—	1

Worldwide Express Operations, LLC	Subordinated Debt	166		—	2,846	(176)	2,670
(Business Services)	Equity Interests			—	21,516	—	21,516
	Warrants			—	272	—	272

Total companies more than 25% owned		$105,634		$1,490,180			$1,279,080

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE				December 31,			December 31,
Portfolio Company		Credited		2006	Gross	Gross	2007
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Companies 5% to 25% Owned

10th Street, LLC	Subordinated Debt	$457		$2,289	$20,647	$(2,291)	$20,645
(Business Services)	Equity Interests			2,250	679	(1,829)	1,100

Advantage Sales &
Marketing, Inc.	Subordinated Debt	18,768		151,648	3,206	—	154,854
(Business Services)	Equity Interests			11,000	—	(27)	10,973

Air Medical Group Holdings LLC	Senior Loan	219		1,763	7,367	(6,150)	2,980
(Healthcare Services)	Subordinated Debt	1,931		35,128	318	(35,446)	—
	Equity Interests			5,950	4,850	—	10,800

Alpine ESP Holdings, Inc.	Preferred Stock			602	147	—	749
(Business Services)	Common Stock			—	262	—	262

Amerex Group, LLC	Subordinated Debt	1,022		8,400	—	—	8,400
(Consumer Products)	Equity Interests			13,823	—	(110)	13,713

BB&T Capital
Partners/Windsor
Mezzanine Fund, LLC	Equity Interests			5,554	5,913	—	11,467
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt	3,636		24,163	635	—	24,798
(Industrial Products)	Common Stock			3,700	490	—	4,190

BI Incorporated	Subordinated Debt	4,197		30,135	364	—	30,499
(Business Services)	Common Stock			4,100	3,282	—	7,382

CitiPostal, Inc. and Affiliates(9)	Senior Loan	2,012		18,280	2,894	(21,174)	—
(Business Services)	Equity Interests	105		2,450	183	(2,633)	—

Creative Group, Inc.	Subordinated Debt (5)	480		13,656	30	(7,489)	6,197
(Business Services)	Common Stock			—	—	—	—
	Warrant			1,387	—	(1,387)	—

Drew Foam Companies, Inc.	Preferred Stock			722	—	(326)	396
(Business Services)	Common Stock			7	—	(7)	—

MedBridge Healthcare, LLC	Senior Loan(5)			7,164	—	—	7,164
(Healthcare Services)	Subordinated Debt (5)			1,813	593	—	2,406
	Convertible
	Subordinated Debt (5)			—	—	—	—
	Equity Interests			—	110	(110)	—

MHF Logistical Solutions, Inc(8)	Subordinated Debt (5)			—	27,518	(18,238)	9,280
(Business Services)	Subordinated Debt (5)			—	—	—	—
	Common Stock			—	—	—	—
	Warrants			—	—	—	—

Multi-Ad Services, Inc.	Unitranche Debt	2,292		19,879	25	(200)	19,704
(Business Services)	Equity Interests			2,000	—	(1,060)	940

Nexcel Synthetics, LLC	Subordinated Debt	611		10,978	199	(11,177)	—
(Consumer Products)	Equity Interests			1,486	269	(1,755)	—

PresAir LLC	Senior Loan	28		2,206	3,315	(5,521)	—
(Industrial Products)	Equity Interests			—	1,341	(1,341)	—

Progressive International
Corporation	Subordinated Debt	995		7,533	151	(6,139)	1,545
(Consumer Products)	Preferred Stock			1,024	14	—	1,038
	Common Stock			2,300	2,600	—	4,900
	Warrants			—	—	—	—

Regency Healthcare Group, LLC	Senior Loan	96		1,232	18	(1,250)	—
(Healthcare Services)	Unitranche Debt	1,791		19,908	47	(8,014)	11,941
	Equity Interests			1,616	65	—	1,681

SGT India Private Limited	Common Stock			3,346	155	(426)	3,075
(Business Services)

Soteria Imaging Services, LLC	Subordinated Debt	2,122		17,569	1,175	(5,000)	13,744
(Healthcare Services)	Equity Interests			2,541	145	—	2,686

Universal Environmental
Services, LLC	Unitranche Debt	815		10,211	777	(10,988)	—
(Business Services)	Equity Interests			—	15	(15)	—

Total companies 5% to 25% owned		$41,577		$449,813			$389,509

This schedule should be read in conjunction with the Company’s consolidated financial statements, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio.

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of December 31, 2007.

(2)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Loan or debt security is on non-accrual status at December 31, 2007, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the period may or may not have been on non-accrual status for the full period.

(6)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

(7)	In the first quarter of 2007, the Company exercised its option to acquire a majority of the voting securities of Hot Stuff Foods, LLC (Hot Stuff) at fair market value. Therefore, Hot Stuff was reclassified to companies more than 25% owned in the first quarter of 2007. At December 31, 2006, the Company’s investment in Hot Stuff was included in the companies less than 5% owned category.

(8)	In the second quarter of 2007, the Company obtained a seat on the board of directors of MHF Logistical Solutions, Inc. (MHF). Therefore, MHF was reclassified to companies 5% to 25% owned in the second quarter of 2007. At December 31, 2006, the Company’s investment in MHF was included in the companies less than 5% owned category.

(9)	In December 2007, the Company acquired the majority ownership of CitiPostal Inc.

PROSPECTUS
50,000,000 Shares

Common Stock

We may offer, from time to time, up to 50,000,000 shares of our common stock in one or more offerings.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing in primarily private middle market companies in a variety of industries. No assurances can be given that we will continue to achieve our objective.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. The prospectus and the accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1919 Pennsylvania Avenue, N.W., Washington, DC, 20006 or by telephone at (202) 721-6100 or on our website at www.alliedcapital.com. The SEC also maintains a website at www.sec.gov that contains such information.

Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” As of August 17, 2007, the last reported sale price on the New York Stock Exchange for the common stock was $29.58.

You should review the information, including the risk of leverage, set forth under “Risk Factors” on page 10 of this prospectus before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

August 23, 2007

     We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement, if any, to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers; however, the prospectus and any supplements will be updated to reflect any material changes.

ABOUT THIS PROSPECTUS
     This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to 50,000,000 shares of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.
     A prospectus supplement may also add to, update or change information contained in this prospectus.

(i)

PROSPECTUS SUMMARY
      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referred to in this prospectus, together with any accompanying supplements.
      In this prospectus or any accompanying prospectus supplement, unless otherwise indicated, “Allied Capital”, “we”, “us” or “our” refer to Allied Capital Corporation and its subsidiaries.
BUSINESS (Page 78)
      We are a business development company in the private equity business and we are internally managed. We provide long-term debt and equity capital to primarily private middle market companies in a variety of industries. We have participated in the private equity business since we were founded in 1958 and have financed thousands of companies nationwide. Our investment objective is to achieve current income and capital gains.
      We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets. We use the term middle market to include companies with annual revenues typically between $50 million and $500 million. We believe that we are well positioned to be a source of capital for such companies.
      We primarily invest in the American entrepreneurial economy. At June 30, 2007, our private finance portfolio included investments in 143 companies that generate aggregate annual revenues of over $12 billion and employ more than 85,000 people.
      We generally target companies in less cyclical industries with, among other things, high returns on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and the ability to generate free cash flow. As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, developing, valuing, and ultimately exiting our investments.
      Our investment activity is primarily focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt terms), or subordinated debt (with or without equity features). Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest.
      Our investments in the debt and equity of primarily private middle market companies are generally long-term in nature and are privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as result, we cannot readily trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be three to ten years in the future.
      The capital we provide is used by portfolio companies to fund buyouts, acquisitions, growth, recapitalizations, note purchases, or other types of financings.

      Our investments are typically structured to provide recurring cash flow in the form of interest income to us as the investor. In addition to earning interest income, we may structure our investments to generate income from management, consulting, diligence, structuring, or other fees. We may also enhance our total return from capital gains through equity features, such as nominal cost warrants, or by investing in equity investments.
      We provide managerial assistance to our portfolio companies, including, but not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.
      We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, otherwise referred to as the Code. Assuming that we qualify as a regulated investment company, we generally will not be subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. See “Tax Status.” We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year. Since 1963, our portfolio has provided sufficient ordinary taxable income and realized net capital gains to sustain or grow our dividends over time.
      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the “1940 Act.”
      As a business development company, we are required to meet certain regulatory tests, the most significant relating to our investments and borrowings. A business development company is required to invest at least 70% of its assets in eligible portfolio companies. A business development company must also maintain a coverage ratio of assets to senior securities of at least 200%. See “Certain Government Regulations” and “Risk Factors.”
      Our executive offices are located at 1919 Pennsylvania Avenue, N.W., Washington, DC, 20006-3434 and our telephone number is (202) 721-6100. In addition, we have regional offices in New York, Chicago, and Los Angeles.
      Our Internet website address is www.alliedcapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.
      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.”
DETERMINATION OF
NET ASSET VALUE (Page 103)
      Our portfolio investments are generally recorded at fair value as determined in good faith by our Board of Directors in the absence of readily available public market values.
      Pursuant to the requirements of the 1940 Act, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these portfolio investments pursuant to our valuation policy and consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      We adjust the valuation of our portfolio quarterly to reflect the change in the value of each investment in our portfolio. Any changes in value are recorded in our statement of operations as “net change in unrealized appreciation or depreciation.”
PLAN OF DISTRIBUTION (Page 157)
      We may offer, from time to time, up to 50,000,000 shares of our common stock, on terms to be determined at the time of the offering.
      Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.
      Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.
      We may not sell shares of common stock pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such shares.
USE OF PROCEEDS (Page 19)
      We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which includes investing in debt or equity securities in primarily privately negotiated transactions, repayment of indebtedness, acquisitions and other general corporate purposes.
      Any supplement to this prospectus relating to any offering of common stock will more fully identify the use of the proceeds from such offering.
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS (Page 20)
      We intend to pay quarterly dividends to holders of our common stock. The amount of our quarterly dividends is determined by our Board of Directors on a quarterly basis.

DIVIDEND REINVESTMENT PLAN (Page 147)
      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our Board of Directors declares a dividend, then our shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends. New shareholders must notify our transfer agent in writing if they wish to enroll in the dividend reinvestment plan.
RISK FACTORS (Page 10)
      Investment in shares of our common stock involves a number of significant risks relating to our business and our investment objective that you should consider before purchasing shares of our common stock.
      Our portfolio of investments is generally illiquid. Our portfolio includes securities primarily issued by private companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations or in the event we are required to fulfill our obligations under agreements pursuant to which we guarantee the repayment of indebtedness by third parties.
      An economic slowdown may affect the ability of a portfolio company to engage in a liquidity event, which is a transaction that involves the sale or recapitalization of all or part of a portfolio company. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.
      Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.
      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. We borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities.
      A large number of entities and individuals compete for the same kind of investment opportunities as we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.
      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions.
      To maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.
      We may not be able to pay dividends and failure to qualify as a regulated investment company for tax purposes could have a material adverse effect on the income available for debt service or distributions to our shareholders, which may have a material adverse effect on our total return to common shareholders, if any.
      Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating financial results, operating in a regulated environment, and certain conflicts of interest.
      Our common stock price may be volatile due to market factors that may be beyond our control.
CERTAIN ANTI-TAKEOVER PROVISIONS (Page 151)
      Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for Allied Capital. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

FEES AND EXPENSES
     This table describes the various costs and expenses that an investor in our shares of common stock will bear directly or indirectly.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	—%
Dividend reinvestment plan fees(2)	None
Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(3)
Operating expenses(4)	5.97%
Interest payments on borrowed funds(5)	4.61%
Acquired fund fees and expenses(6)	—%

Total annual expenses(7)(8)	10.58%

Example
     The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$105	$311	$512	$993
     Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be higher than, at, or below net asset value.
The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The expenses of our dividend reinvestment plan are included in “Operating expenses.” We do not have a stock purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases or sales, if any. See “Dividend Reinvestment Plan.”

(3)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total consolidated assets less total consolidated liabilities), which at June 30, 2007, was $3.0 billion.

(4)	“Operating expenses” represent our estimated operating expenses for the year ending December 31, 2007, excluding interest on indebtedness. This percentage for the year ended December 31, 2006, was 5.19%. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Management” and “Compensation of Executive Officers and Directors.”

(5)	The “Interest payments on borrowed funds” represents our estimated interest expense for the year ending December 31, 2007, including estimated interest related to usage under our revolving line of credit and new debt issuances that we anticipate during the remainder of 2007. We had outstanding borrowings of $1.9 billion at June 30, 2007. See “Risk Factors.” This percentage for the year ended December 31, 2006, was 3.54%.

(6)	See our Consolidated Statement of Investments as of June 30, 2007, on pages F-75 through F-85 for our investments in funds.

(7)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “Total annual expenses” would be 6.27% of consolidated total assets.

(8)	The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA
      You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included herein. Financial information at and for the years ended December 31, 2006, 2005, 2004, 2003, and 2002, has been derived from our financial statements that were audited by KPMG LLP. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the six months ended June 30, 2007, are not necessarily indicative of the results that may be expected for the year ending December 31, 2007. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” below for more information.

	At and for the
	Six Months
	Ended June 30,		At and for the Year Ended December 31,

(in thousands,	2007	2006	2006	2005	2004	2003	2002
except per share data)
	(unaudited)
Operating Data:
Interest and related portfolio income:
Interest and dividends	$204,797	$184,314	$386,427	$317,153	$319,642	$290,719	$264,042
Fees and other income	20,831	37,153	66,131	56,999	47,448	38,510	45,886

Total interest and related portfolio income	225,628	221,467	452,558	374,152	367,090	329,229	309,928

Expenses:
Interest	64,624	46,346	100,600	77,352	75,650	77,233	70,443
Employee	50,539	41,826	92,902	78,300	53,739	36,945	33,126
Employee stock options(1)	13,180	8,203	15,599	—	—	—	—
Administrative	27,729	21,195	39,005	69,713	34,686	22,387	21,504

Total operating expenses	156,072	117,570	248,106	225,365	164,075	136,565	125,073

Net investment income before income taxes	69,556	103,897	204,452	148,787	203,015	192,664	184,855
Income tax expense (benefit), including excise tax	4,881	12,402	15,221	11,561	2,057	(2,466)	930

Net investment income	64,675	91,495	189,231	137,226	200,958	195,130	183,925

Net realized and unrealized gains (losses):
Net realized gains	102,545	533,075	533,301	273,496	117,240	75,347	44,937
Net change in unrealized appreciation or depreciation	55,024	(491,254)	(477,409)	462,092	(68,712)	(78,466)	(571)

Total net gains (losses)	157,569	41,821	55,892	735,588	48,528	(3,119)	44,366

Net increase in net assets resulting from operations	$222,244	$133,316	$245,123	$872,814	$249,486	$192,011	$228,291

Per Share:
Diluted earnings per common share	$1.44	$0.94	$1.68	$6.36	$1.88	$1.62	$2.20
Net investment income plus net realized gains per share(2)	$1.08	$4.38	$4.96	$2.99	$2.40	$2.28	$2.21
Dividends per common share(2)	$1.27	$1.19	$2.47	$2.33	$2.30	$2.28	$2.23
Weighted average common shares outstanding – diluted	154,446	142,466	145,599	137,274	132,458	118,351	103,574

	At and for the
	Six Months
	Ended June 30,	At and for the Year Ended December 31,

(in thousands,	2007	2006	2005	2004	2003	2002
except per share data)
	(unaudited)
Balance Sheet Data:
Portfolio at value	$4,471,060	$4,496,084	$3,606,355	$3,013,411	$2,584,599	$2,488,167
Total assets	5,045,488	4,887,505	4,025,880	3,260,998	3,019,870	2,794,319
Total debt outstanding(3)	1,921,815	1,899,144	1,284,790	1,176,568	954,200	998,450
Undistributed (distributions in excess of) earnings	476,015	502,163	112,252	12,084	(13,401)	(15,830)
Shareholders’ equity	2,991,134	2,841,244	2,620,546	1,979,778	1,914,577	1,546,071
Shareholders’ equity per common share (net asset value)(4)	$19.59	$19.12	$19.17	$14.87	$14.94	$14.22
Common shares outstanding at end of period	152,652	148,575	136,697	133,099	128,118	108,698
Asset coverage ratio(5)	256%	250%	309%	280%	322%	270%
Debt to equity ratio	0.64	0.67	0.49	0.59	0.50	0.65
Other Data:
Investments funded	$659,141	$2,437,828	$1,675,773	$1,524,523	$931,450	$506,376
Principal collections related to investment repayments or sales	735,441	1,055,347	1,503,388	909,189	788,328	356,641
Realized gains	120,602	557,470	343,061	267,702	94,305	95,562
Realized losses	(18,057)	(24,169)	(69,565)	(150,462)	(18,958)	(50,625)

	2007		2006				2005

(in thousands,	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
except per share data)
Quarterly Data (unaudited):
Total interest and related portfolio income	$117,676	$107,952	$117,708	$113,383	$110,456	$111,011	$98,169	$94,857	$86,207	$94,919
Net investment income	25,175	39,500	49,078	48,658	50,195	41,300	37,073	46,134	15,267	38,752
Net increase in net assets resulting from operations	89,158	133,086	33,921	77,886	33,729	99,587	328,140	113,168	311,885	119,621
Diluted earnings per common share	0.57	0.87	0.23	0.53	0.24	0.70	2.36	0.82	2.29	0.88
Dividends declared per common share (6)	0.64	0.63	0.67	0.61	0.60	0.59	0.61	0.58	0.57	0.57
Net asset value per common share(4)	19.59	19.58	19.12	19.38	19.17	19.50	19.17	17.37	17.01	15.22

(1)	Effective January 1, 2006, we adopted the provisions of Statement No. 123 (Revised 2004), Share-Based Payment. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below.
(2)	Dividends are based on taxable income, which differs from income for financial reporting purposes. Net investment income and net realized gains are the most significant components of our annual taxable income from which dividends are paid. At December 31, 2006, we had estimated excess taxable income of $397.1 million carried over for distribution to shareholders in 2007. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Dividends and Distributions” below.
(3)	See “Senior Securities” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.
(4)	We determine net asset value per common share as of the last day of the period presented. The net asset values shown are based on outstanding shares at the end of each period presented.
(5)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.
(6)	Dividends declared per common share for the fourth quarter of 2006 included the regular quarterly dividend of $0.62 per common share and an extra dividend of $0.05 per common share. Dividends declared per common share for the fourth quarter of 2005 included the regular quarterly dividend of $0.58 per common share and an extra dividend of $0.03 per common share.

WHERE YOU CAN FIND
ADDITIONAL INFORMATION
      We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about us and the securities being offered by this prospectus.
      We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 1919 Pennsylvania Avenue, N.W., Washington, DC, 20006-3434, or by telephone at (202) 721-6100 or on our website at www.alliedcapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is www.sec.gov. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

RISK FACTORS
      Investing in Allied Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective.
      Our portfolio of investments is illiquid. We generally acquire our investments directly from the issuer in privately negotiated transactions. The majority of the investments in our portfolio are subject to certain restrictions on resale or otherwise have no established trading market. We typically exit our investments when the portfolio company has a liquidity event such as a sale, recapitalization, or initial public offering of the company. The illiquidity of our investments may adversely affect our ability to dispose of debt and equity securities at times when we may need to or when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments.
      Investing in private companies involves a high degree of risk. Our portfolio primarily consists of long-term loans to and investments in middle market private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses for us in those investments and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with our investment decisions. If we are unable to identify all material information about these companies, among other factors, we may fail to receive the expected return on our investment or lose some or all of the money invested in these companies. In addition, these businesses may have shorter operating histories, narrower product lines, smaller market shares and less experienced management than their competition and may be more vulnerable to customer preferences, market conditions, loss of key personnel, or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses. As an investor, we are subject to the risk that a portfolio company may make a business decision that does not serve our interest, which could decrease the value of our investment. Deterioration in a portfolio company’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.
      Substantially all of our portfolio investments, which are generally illiquid, are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty regarding the value of our portfolio investments. At June 30, 2007, portfolio investments recorded at fair value were 89% of our total assets. Pursuant to the requirements of the 1940 Act, we value substantially all of our investments at fair value as determined in good faith by our Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining fair value in good faith, we generally obtain financial and other information from portfolio companies, which may represent unaudited, projected or proforma financial information. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. Our net asset value could be affected if our determination of the fair value of our investments is materially different than the value that we ultimately realize.
      We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.
      Economic recessions or downturns could impair our portfolio companies and harm our operating results. Many of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to repay our loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Our nonperforming assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of any collateral securing some of our loans. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income, and assets.
      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment or a slowdown in middle market merger and acquisition activity may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow. In addition, significant changes in the capital markets could have an effect on the valuations of private companies, which may negatively affect the value of our investments, and on the potential for liquidity events involving such companies. This could affect the timing of exit events in our portfolio and could negatively affect the amount of gains or losses upon exit.
      Our borrowers may default on their payments, which may have a negative effect on our financial performance. We make long-term unsecured, subordinated loans and invest in equity securities, which may involve a higher degree of repayment risk. We primarily invest in companies that may have limited financial resources, may be highly leveraged and may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on its secured assets, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a negative effect on our financial results.
      Our private finance investments may not produce current returns or capital gains. Our private finance investments are typically structured as unsecured debt securities with a relatively high fixed rate of interest and with equity features such as conversion rights, warrants, or options, or as buyouts of companies where we invest in debt and equity securities. As a result, our private finance investments are generally structured to generate interest income from the time they are made and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.
      Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected. Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. At June 30, 2007, our largest investments at value were in Mercury Air Centers, Inc. and Business Loan Express, LLC (BLX), which represented 6.3% and 4.4% of our total assets, respectively, and 1.9% and 1.2% of our total interest and related portfolio income, respectively, for the six months ended June 30, 2007.
      BLX is a national, non-bank lender that participates in the Small Business Administration’s (SBA) 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). The Office of the Inspector General of the SBA (OIG) and the United States Secret Service are conducting an ongoing investigation of allegedly fraudulently obtained SBA-guaranteed loans issued by BLX. The OIG and the U.S. Department of Justice are also conducting a civil investigation of BLX’s lending practices in various jurisdictions. In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of BLX’s lending practices under the Business and Industry Loan program. These investigations are ongoing.
      As an SBA lender, BLX is also subject to other SBA and OIG audits, investigations, and reviews. These investigations, audits and reviews, changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program, or changes in government funding for this program could have a material adverse impact on BLX and, as a result, could negatively affect our financial results.
      The current market conditions for small business loans remain very competitive, and as a result, BLX continues to experience high loan prepayments in its securitized loan portfolio. This competitive environment combined with BLX’s liquidity constraints has restrained BLX’s ability to grow its loan origination volume. Due to the changes in BLX’s operations, the status of its current financing facilities and the effect of BLX’s current regulatory issues, ongoing investigations and litigation, we are in the process of working with BLX with respect to various potential strategic alternatives including, but not limited to, recapitalization, restructuring, joint venture or sale or divestiture of BLX or some or all of its assets. The ultimate resolution of these matters could have a material adverse impact on BLX’s financial condition, and, as a result, our financial results could be negatively affected. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Private Finance, Business Loan Express, LLC.”
      We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We borrow from and issue senior debt securities to banks, insurance companies, and other lenders or investors. Holders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. Our revolving line of credit and notes payable contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions. Breach of any of those covenants could cause a default under those instruments. Such a default, if not cured or waived, could have a material adverse effect on us.
      At June 30, 2007, we had $1.9 billion of outstanding indebtedness bearing a weighted average annual interest cost of 6.6% and a debt to equity ratio of 0.64 to 1.00. We may incur additional debt in the future. If our portfolio of investments fails to produce adequate returns, we may be unable to make interest or principal payments on our indebtedness when they are due. In order for us to cover annual interest payments on indebtedness, we must have achieved annual returns on our assets of at least 2.5% as of June 30, 2007, which returns were achieved.
      Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $5,045.5 million in total assets, (ii) an average cost of funds of 6.6%, (iii) $1,921.8 million in debt outstanding and (iv) $2,991.1 million of shareholders’ equity.
Assumed Return on Our Portfolio
(net of expenses)

	-20%	-10%	-5%	0%	5%	10%	20%

Corresponding return to shareholder	-37.98%	-21.11%	-12.67%	-4.24%	4.19%	12.63%	29.50%
      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. Under the 1940 Act and the covenants applicable to our public debt, we must maintain asset coverage for total borrowings of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks, insurance companies or other lenders or investors on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of June 30, 2007, our asset coverage for senior indebtedness was 256%.
      Changes in interest rates may affect our cost of capital and net investment income. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense.

      Assuming that the balance sheet as of June 30, 2007, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net income by approximately 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.
      We will continue to need additional capital to grow because we must distribute our income. We will continue to need capital to fund growth in our investments. Historically, we have borrowed from financial institutions or other investors and have issued debt and equity securities to grow our portfolio. A reduction in the availability of new debt or equity capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable ordinary income (as defined in the Code), which excludes realized net long-term capital gains, to our shareholders to maintain our eligibility for the tax benefits available to regulated investment companies. As a result, such earnings will not be available to fund investment originations. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances. We intend to continue to borrow from financial institutions or other investors and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of our debt securities or common stock.
      Loss of regulated investment company tax treatment would substantially reduce net assets and income available for debt service and dividends. We have operated so as to qualify as a regulated investment company under Subchapter M of the Code. If we meet source of income, asset diversification, and distribution requirements, we generally will not be subject to corporate-level income taxation on income we timely distribute to our stockholders as dividends. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for debt service and distributions to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. If we do not distribute at least 98% of our annual taxable income in the year earned, we generally will be required to pay an excise tax on amounts carried over and distributed to shareholders in the next year equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such income for the current year.
      There is a risk that our common stockholders may not receive dividends or distributions. We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, certain of our credit facilities limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue discount. The increases in loan balances as a result of contractual payment-in-kind arrangements are included in income in advance of receiving cash payment and are separately included in the change in accrued or reinvested interest and dividends in our consolidated statement of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.
      We operate in a competitive market for investment opportunities. We compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. Some of our competitors may have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.
      There are potential conflicts of interest between us and the Allied Capital Senior Debt Fund, L.P. Certain of our officers serve or may serve in an investment management capacity to the Allied Capital Senior Debt Fund, L.P. (the Fund), a fund that generally invests in senior, unitranche and second lien debt. Specifically, the credit committee for the Fund includes certain of our officers who serve in similar roles for us. These investment professionals intend to allocate such time and attention as is deemed appropriate and necessary to carry out the operations of the Fund effectively. In this respect, they may experience diversions of their attention from us and potential conflicts of interest between their work for us and their work for the Fund in the event that the interests of the Fund run counter to our interests. Accordingly, they may have obligations to investors in the Fund, the fulfillment of which might not be in the best interests of us or our shareholders.
      We have sold assets to the Fund and, as part of our investment strategy, we may offer to sell additional assets to the Fund or we may purchase assets from the Fund. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, there is an inherent conflict of interest in such transactions between us and the Fund.
      Although the Fund has a different primary investment objective than we do, the Fund may, from time to time, invest in the same or similar asset classes that we target. These investments may be made at the direction of the same individuals acting in their capacity on behalf of us and the Fund. As a result, such individuals may face conflicts in the allocation of investment opportunities between us and the Fund. To the extent the Fund invests in the same or similar asset classes, the scope of opportunities otherwise available to us may be adversely affected. We may also have the same or similar conflicts of interest with one or more financing vehicles associated with the Fund.
      Our business depends on our key personnel. We depend on the continued services of our executive officers and other key management personnel. If we were to lose any of these officers or other management personnel, such a loss could result in inefficiencies in our operations and lost business opportunities, which could have a negative effect on our business.
      Changes in the law or regulations that govern us could have a material impact on us or our operations. We are regulated by the SEC. In addition, changes in the laws or regulations that govern business development companies, regulated investment companies, and real estate investment trusts may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on us or our operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change, which may have a material effect on our operations.
      Failure to invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy. As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Certain Government Regulations.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we were forced to sell nonqualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.
      Results may fluctuate and may not be indicative of future performance. Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our loans and debt securities, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.
      Our common stock price may be volatile. The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price paid by stockholders, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity anticipation securities, or LEAPs, or short trading positions;

•	changes in laws or regulatory policies or tax guidelines with respect to business development companies or regulated investment companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.
      The trading market or market value of our publicly issued debt securities may be volatile. Our publicly issued debt securities may or may not have an established trading market. We cannot assure that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.
      There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.
      Our credit ratings may not reflect all risks of an investment in the debt securities. Our credit ratings are an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of, or trading market for, the publicly issued debt securities.
      Terms relating to redemption may materially adversely affect the return on the debt securities. If our debt securities are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may also be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of the debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

Disclosure Regarding Forward-Looking Statements
      Information contained or incorporated by reference in this prospectus, and any prospectus supplement accompanying this prospectus contains “forward-looking statements.” These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth above in the “Risk Factors” section. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.
      The matters described in “Risk Factors” and certain other factors noted throughout this prospectus, and any prospectus supplement accompanying this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.
      Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for debt and equity capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus and any prospectus supplement accompanying this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus and the date on the cover of any such supplements with respect to such supplements. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

USE OF PROCEEDS
      We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which may include investing in debt or equity securities in primarily privately negotiated transactions, repayment of indebtedness, acquisitions and other general corporate purposes. Because our primary business is to provide long-term debt and equity capital to primarily middle-market companies, we are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. Any supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.
      We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above or in any prospectus supplement accompanying this prospectus, within six months, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, high quality debt securities maturing in one year or less from the time of investment or other qualifying investments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower-yielding time deposits and other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The following table lists the high and low closing sales prices for our common stock, the closing sales price as a percentage of net asset value (NAV) and quarterly dividends per share. On August 17, 2007, the last reported closing sale price of our common stock was $29.58 per share.

		Closing Sales		Premium	Premium
		Price		of High	of Low
				Sales Price	Sales Price	Declared
	NAV(1)	High	Low	to NAV(2)	to NAV(2)	Dividends

Year ended December 31, 2005
First Quarter	$15.22	$27.84	$24.89	183%	164%	$0.57
Second Quarter	$17.01	$29.29	$25.83	172%	152%	$0.57
Third Quarter	$17.37	$29.17	$26.92	168%	155%	$0.58
Fourth Quarter	$19.17	$30.80	$26.11	161%	136%	$0.58
Extra Dividend						$0.03
Year ended December 31, 2006
First Quarter	$19.50	$30.68	$28.51	157%	146%	$0.59
Second Quarter	$19.17	$31.32	$28.77	163%	150%	$0.60
Third Quarter	$19.38	$30.88	$27.30	159%	141%	$0.61
Fourth Quarter	$19.12	$32.70	$29.99	171%	157%	$0.62
Extra Dividend						$0.05
Year ended December 31, 2007
First Quarter	$19.58	$32.98	$28.05	168%	143%	$0.63
Second Quarter	$19.59	$32.96	$28.90	168%	148%	$0.64
Third Quarter (through August 17, 2007)	*	$32.87	$27.10	*	*	$0.65	(3)
Fourth Quarter	*	*	*	*	*	$0.65	(3)

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low closing sales price divided by NAV.

(3)	On July 27, 2007, our Board of Directors declared a $0.65 per share dividend for both the third and fourth quarters of 2007. See “Management’s Discussion and Analysis and Results of Operations — Dividends and Distributions” below.

*	Not determinable at the time of filing.
     Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that our shares will continue to trade at a premium to our net asset value.
      We intend to pay quarterly dividends to shareholders of our common stock. The amount of our quarterly dividends is determined by our Board of Directors. Our Board of Directors has established a dividend policy to review the dividend rate quarterly, and may adjust the quarterly dividend rate throughout the year. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Dividends and Distributions” and “Tax Status.” There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Certain of our credit facilities limit our ability to declare dividends if we default under certain provisions.
      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our Board of Directors declares a dividend, then our shareholders will receive cash dividends, unless they specifically “opt in” to the dividend reinvestment plan to reinvest their dividends and receive additional shares of common stock. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
      The information contained in this section should be read in conjunction with our Consolidated Financial Statements and the Notes thereto. In addition, this prospectus contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in “Risk Factors” above. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.
      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio companies, and this financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results. In addition, the private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by U.S. generally accepted accounting principles.
OVERVIEW
      As a business development company, we are in the private equity business. Specifically, we provide long-term debt and equity investment capital to companies in a variety of industries. Our private finance activity principally involves providing financing to middle market U.S. companies through privately negotiated long-term debt and equity investment capital. Our financing is generally used to fund buyouts, acquisitions, growth, recapitalizations, note purchases, and other types of financings. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital. Our investment objective is to achieve current income and capital gains.

      Our portfolio composition at June 30, 2007 and 2006, and at December 31, 2006, 2005, and 2004, was as follows:

	June 30,		December 31,

	2007	2006	2006	2005	2004

Private finance	97%	96%	97%	96%	76%
Commercial real estate finance(1)	3%	4%	3%	4%	24%

(1)	On May 3, 2005, we completed the sale of our portfolio of non-investment grade commercial mortgage-backed securities and real estate related collateralized debt obligation bonds and preferred shares investments. Upon the completion of this transaction, our lending and investment activity has been focused primarily on private finance investments.
     Our earnings depend primarily on the level of interest and dividend income, fee and other income, and net realized and unrealized gains or losses on our investment portfolio after deducting interest expense on borrowed capital, operating expenses and income taxes, including excise tax. Interest income results from the stated interest rate earned on a loan or debt security and the amortization of loan origination fees and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory, and competitive factors that influence new investment activity, interest rates on the types of loans we make, the level of repayments in the portfolio, the amount of loans and debt securities for which interest is not accruing and our ability to secure debt and equity capital for our investment activities. The level of fee income is primarily related to the level of new investment activity and the level of fees earned from portfolio companies. The level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make.
      Because we are a regulated investment company for tax purposes, we intend to distribute substantially all of our annual taxable income available for distribution to shareholders as dividends to our shareholders. See “Other Matters” below.

PORTFOLIO AND INVESTMENT ACTIVITY
      The total portfolio at value, investment activity, and the yield on interest-bearing investments at and for the six months ended June 30, 2007 and 2006, and at and for the years ended December 31, 2006, 2005, and 2004, were as follows:

	At and for the
	Six Months Ended		At and for the
	June 30,		Years Ended December 31,

	2007	2006	2006	2005	2004
($ in millions)
Portfolio at value	$4,471.1	$3,593.5	$4,496.1	$3,606.4	$3,013.4
Investments funded(1)	$659.1	$1,251.2	$2,437.8	$1,675.8	$1,524.5
Change in accrued or reinvested interest and dividends(2)	$17.7	$(9.1)	$11.3	$6.6	$52.2
Principal collections related to investment repayments or sales(3)	$735.4	$769.6	$1,055.3	$1,503.4	$909.2
Yield on interest-bearing investments(4)	11.6%	12.6%	11.8%	12.8%	14.0%

(1)	Investments funded included investments acquired through the issuance of our common stock as consideration totaling $7.2 million and $3.2 million, respectively, for the years ended December 31, 2005 and 2004. See also “— Private Finance” below.

(2)	Includes changes in accrued or reinvested interest related to our investments in money market securities of $4.7 million and $1.7 million, respectively, for the six months ended June 30, 2007 and 2006, and $3.1 million for the year ended December 31, 2006.

(3)	Principal collections related to investment repayments or sales for the six months ended June 30, 2007, included collections of $182.4 million related to the sale of loans to the Allied Capital Senior Debt Fund, L.P. in the second quarter of 2007. See discussion below.

(4)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

Private Finance
      The private finance portfolio at value, investment activity, and the yield on loans and debt securities at and for the six months ended June 30, 2007 and 2006, and at and for the years ended December 31, 2006, 2005, and 2004, were as follows:

	At and for the				At and for the
	Six Months Ended June 30,				Years Ended December 31,

	2007		2006		2006		2005		2004

	Value	Yield(2)	Value	Yield(2)	Value	Yield(2)	Value	Yield(2)	Value	Yield(2)
($ in millions)
Portfolio at value:
Loans and debt securities:
Senior loans	$409.8	8.3%	$275.9	9.5%	$405.2	8.4%	$239.8	9.5%	$234.6	8.5%
Unitranche debt	681.4	11.4%	515.0	10.7%	799.2	11.2%	294.2	11.4%	43.9	14.8%
Subordinated debt	1,892.2	12.5%	1,700.3	13.9%	1,980.8	12.9%	1,560.9	13.8%	1,324.4	14.9%

Total loans and debt securities	2,983.4	11.7%	2,491.2	12.7%	3,185.2	11.9%	2,094.9	13.0%	1,602.9	13.9%
Equity securities	1,364.9		969.2		1,192.7		1,384.4		699.2

Total portfolio	$4,348.3		$3,460.4		$4,377.9		$3,479.3		$2,302.1

Investments funded(1)	$643.7		$1,237.3		$2,423.4		$1,462.3		$1,140.8
Change in accrued or reinvested interest and dividends	$12.9		$(11.3)		$7.2		$24.6		$45.6
Principal collections related to investment repayments or sales(3)	$717.0		$752.4		$1,015.4		$703.9		$551.9

(1)	Investments funded for the six months ended June 30, 2006, and for the years ended December 31, 2006 and 2004, included debt investments in certain portfolio companies received in conjunction with the sale of such companies. See “— Private Finance, Investments Funded” below.

(2)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

(3)	Includes collections from the sale or repayment of senior loans totaling $236.2 million and $228.2 million for the six months ended June 30, 2007 and 2006, respectively, and $322.7 million, $301.8 million, and $35.6 million for the years ended December 31, 2006, 2005, and 2004, respectively. Principal collections also included the principal repayment of our $15 million subordinated debt investment in Drilltec Patents & Technologies Company, Inc. There was no realized gain or loss resulting from the Drilltec repayment.
     Our investment activity is focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt terms), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as mezzanine debt. Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior and/or subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest.
      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. The private equity investment marketplace remained very active through June 30, 2007. Purchase price multiples remained high and debt pricing was very competitive. We did not fund as many investments in the first half of 2007 as we did in the first half of 2006, because we believed that many new investment opportunities were mis-priced or over-leveraged, and therefore, did not present an opportunity to make a reasonable investment return. For 2006 and 2005, we reviewed over $65 billion and $45 billion, respectively, in prospective investments and we closed on approximately 3% of the potential new investments that we reviewed for both years. For the first half of 2007, we reviewed over $42 billion in prospective investments and we closed on approximately 1% of the potential new investments we reviewed.
      The level of investment activity for investments funded and principal repayments for private finance investments can vary substantially from period to period depending on the number and size of investments that we make or that we exit and many other factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make. Since June 30, 2007, the debt capital markets in general have become volatile. To the extent that financing for middle market companies becomes more restricted, we may see improved conditions for our investing activities. If these conditions persist, we may be able to deploy debt capital at more attractive yields and on more favorable terms than we have seen in the first two quarters.

      Investments Funded. Investments funded and the weighted average yield on loans and debt securities funded for the six months ended June 30, 2007, and for the years ended December 31, 2006, 2005, and 2004, consisted of the following:

	For the Six Months Ended June 30, 2007

	Debt Investments			Buyout Investments		Total

	Amount		Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$177.0		10.2%	$40.0	9.4%	$217.0	10.0%
Unitranche debt(2)	57.1		10.7%	—	—	57.1	10.7%
Subordinated debt	114.4		12.5%	103.2	10.9%	217.6	11.8%

Total loans and debt securities	348.5		11.0%	143.2	10.5%	491.7	10.9%
Equity	99.1	(5)(6)		52.9		152.0

Total	$447.6			$196.1		$643.7

	2006 Investments Funded

	Debt Investments			Buyout Investments		Total

	Amount		Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$245.4		9.4%	$239.8	8.9%	$485.2	9.2%
Unitranche debt(2)	471.7		10.7%	146.5	12.9%	618.2	11.3%
Subordinated debt(3)	510.7		13.0%	423.8	14.4%	934.5	13.6%

Total loans and debt securities	1,227.8		11.4%	810.1	12.5%	2,037.9	11.9%
Equity	91.4	(5)		294.1		385.5

Total	$1,319.2			$1,104.2		$2,423.4

	2005 Investments Funded

	Debt Investments			Buyout Investments		Total

	Amount		Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$76.8		10.0%	$250.2	6.4%	$327.0	7.2%
Unitranche debt(2)	259.5		10.5%	—	—	259.5	10.5%
Subordinated debt	296.9	(4)	12.3%	330.9	12.5%	627.8	12.4%

Total loans and debt securities	633.2		11.3%	581.1	9.9%	1,214.3	10.6%
Equity	82.5	(5)		165.5		248.0

Total	$715.7			$746.6		$1,462.3

	2004 Investments Funded

	Debt Investments			Buyout Investments		Total

	Amount		Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$25.1		9.1%	$140.8	7.2%	$165.9	7.5%
Unitranche debt(2)	18.9		13.0%	—	—	18.9	13.0%
Subordinated debt(3)	396.4		13.4%	320.1	15.5%	716.5	14.4%

Total loans and debt securities	440.4		13.2%	460.9	13.0%	901.3	13.1%
Equity	72.3	(5)		167.2		239.5

Total	$512.7			$628.1		$1,140.8

(1)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest on accruing interest-bearing investments, divided by (b) total interest-bearing investments funded.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt terms. The yield on a unitranche investment reflects the blended yield of senior and subordinated debt combined.

(3)	Debt investments funded for the year ended December 31, 2006, included a $150 million subordinated debt investment in Advantage Sales & Marketing, Inc. received in conjunction with the sale of Advantage and a $30 million subordinated debt investment in STS Operating, Inc. received in conjunction with the sale of STS. Debt investments funded for the year ended December 31, 2004, included a $47.5 million subordinated debt investment in The Hillman Companies, Inc. received in conjunction with the sale of Hillman.

(4)	Subordinated debt investments for the year ended December 31, 2005, included $45.5 million in investments in the bonds of collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs) that are managed by Callidus Capital Corporation (Callidus), a portfolio company controlled by us. These CLOs and CDOs primarily invest in senior debt.

(5)	Equity investments for the six months ended June 30, 2007, and for the years ended December 31, 2006, 2005, and 2004, included $17.2 million, $26.1 million, $47.9 million, and $23.6 million, respectively, in investments in the preferred shares/income notes of CLOs and CDOs that are managed by Callidus. These CDOs and CLOs primarily invest in senior debt.

(6)	Equity investments for the six months ended June 30, 2007, included $19.1 million invested in the Allied Capital Senior Debt Fund, L.P. See discussion below.

     We generally fund new investments using cash. In addition, we may acquire securities in exchange for our common equity. Also, we may acquire new securities through the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash.
      We may underwrite or arrange senior loans related to our portfolio investments or for other companies that are not in our portfolio. When we underwrite or arrange senior loans, we may earn a fee for such activities. Senior loans underwritten or arranged by us may or may not be funded by us at closing. When these senior loans are closed, we may fund all or a portion of the underwritten commitment pending sale of the loan to other investors, which may include loan sales to Callidus Capital Corporation (Callidus), a portfolio company controlled by us, or funds managed by Callidus or by us, including the Allied Capital Senior Debt Fund, L.P. (see below). After completion of loan sales, we may or may not retain a position in these senior loans. We generally earn a fee on the senior loans we underwrite or arrange whether or not we fund the underwritten commitment. In addition, we may fund most or all of the debt and equity capital upon the closing of certain buyout transactions, which may include investments in lower-yielding senior debt. Subsequent to the closing, the portfolio company may refinance all or a portion of the lower-yielding senior debt, which would reduce our investment. Repayments include repayments of senior debt funded by us that was subsequently sold by us or refinanced or repaid by the portfolio companies.
      Allied Capital Senior Debt Fund, L.P. AC Corp is the investment manager to the Allied Capital Senior Debt Fund, L.P. (the Fund), a fund that generally invests in senior, unitranche and second lien debt. The Fund has closed on $125 million in equity capital commitments. Callidus acts as special manager to the Fund. One of our affiliates is the general partner of the Fund, and AC Corp serves as collateral manager to a warehouse financing vehicle associated with the Fund. AC Corp will earn a management fee of up to 2% of the net asset value of the Fund and will pay Callidus 25% of that management fee to compensate Callidus for its role as special manager.
      We are a special limited partner in the Fund, which is a portfolio investment, and have committed $31.8 million to the Fund, of which $19.1 million has been funded. At June 30, 2007, our investment in the Fund totaled $19.1 million at cost and $19.3 million at value. As a special limited partner, we expect to earn an incentive allocation of 20% of the annual net income of the Fund, subject to certain performance benchmarks. The value of our investment in the Fund is based on the net asset value of the Fund, which reflects the capital invested plus our allocation of the net earnings of the Fund, including the incentive allocation.
      In connection with the Fund’s formation in June 2007, we sold an initial portfolio of approximately $183 million of seasoned assets with a weighted average yield of 10.3% to a warehouse financing vehicle associated with the Fund. We may sell additional loans to the Fund or the warehouse financing vehicle.
      Yield. The weighted average yield on the private finance loans and debt securities was 11.7% at June 30, 2007, as compared to 12.7%, 11.9%, 13.0% and 13.9% at June 30, 2006, and December 31, 2006, 2005, and 2004, respectively. The weighted average yield on the private finance loans and debt securities may fluctuate from period to period depending on the yield on new loans and debt securities funded, the yield on loans and debt securities repaid, the amount of loans and debt securities for which interest is not accruing (see “Portfolio Asset Quality — Loans and Debt Securities on Non-Accrual Status” below) and the amount of lower-yielding senior or unitranche debt in the portfolio at the end of the period. Yields on senior and subordinated debt investments have been generally lower because of the supply of capital available to middle market companies.

      The yield on the private finance portfolio has declined partly due to our strategy to pursue investments where our position in the portfolio company capital structure is more senior, such as senior debt and unitranche investments that typically have lower yields than subordinated debt investments. In addition, during the fourth quarter of 2006, the guaranteed dividend yield on our investment in BLX’s 25% Class A equity interests was placed on non-accrual status, and remained on non-accrual status in the first half of 2007. The Class A equity interests are included in our loans and debt securities. See “Business Loan Express, LLC” below.
      Outstanding Investment Commitments. At June 30, 2007, we had outstanding private finance investment commitments as follows:

	Companies	Companies	Companies
	More Than	5% to 25%	Less Than
	25% Owned(1)	Owned	5% Owned	Total

($ in millions)
Senior loans	$14.6	$16.0	$113.6	$144.2	(2)
Unitranche debt	—	—	45.4	45.4
Subordinated debt	44.0	0.1	—	44.1

Total loans and debt securities	58.6	16.1	159.0	233.7
Equity securities	83.3	16.0	73.4	172.7	(3)

Total	$141.9	$32.1	$232.4	$406.4

(1)	Includes various commitments to Callidus Capital Corporation (Callidus), a portfolio company controlled by us, which owns 80% (subject to dilution) of Callidus Capital Management, LLC, an asset management company that structures and manages collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), and other related investments, as follows:

			Amount
	Committed	Amount	Available
	Amount	Drawn	to be Drawn
($ in millions)
Revolving line of credit for working capital	$4.0	$(0.7)	$3.3
Subordinated debt to support warehouse facilities & warehousing activities(*)	44.0	—	44.0
Purchase of preferred equity in future CLO transactions	13.2	—	13.2

Total	$61.2	$(0.7)	$60.5

(*)	Callidus had a secured warehouse credit facility with a third party for up to $360 million. The facility was used primarily to finance the acquisition of loans pending securitization through a CDO or CLO. In addition, Callidus has a synthetic credit facility with a third party for up to $50 million. We have agreed to designate our subordinated debt commitment for Callidus to draw upon to provide first loss capital as needed to support these facilities.

(2)	Includes $125.0 million in the form of revolving senior debt facilities to 30 companies.

(3)	Includes $89.4 million to 20 private equity and venture capital funds, including $4.3 million in co-investment commitments to one private equity fund, and $12.7 million to the Allied Capital Senior Debt Fund, L.P. (see discussion above).
     In addition to these outstanding investment commitments at June 30, 2007, we may be required to fund additional amounts under earn-out arrangements primarily related to buyout transactions in the future if those companies meet agreed-upon performance targets. We also had commitments to private finance portfolio companies in the form of standby letters of credit and guarantees totaling $249.2 million. See “Financial Condition, Liquidity and Capital Resources.”
      Mercury Air Centers, Inc. At June 30, 2007, our investment in Mercury Air Centers, Inc. (Mercury) totaled $85.3 million at cost and $320.1 million at value, or 6.3% of our total assets, which included unrealized appreciation of $234.8 million. At December 31, 2006, our investment in Mercury totaled $84.3 million at cost and $244.2 million at value, which included unrealized appreciation of $159.9 million.

      Mercury owns and operates fixed base operations generally under long-term leases from local airport authorities, which consist of terminal and hangar complexes that service the needs of the general aviation community. Mercury is headquartered in Richmond Heights, OH. We completed the purchase of a majority ownership in Mercury in April 2004.
      Total interest and related portfolio income earned from our investment in Mercury for the six months ended June 30, 2007 and 2006, and for the years ended December 31, 2006, 2005, and 2004, was as follows:

	Six Months
	Ended		Year Ended
	June 30,		December 31,

	2007	2006	2006	2005	2004
($ in millions)
Interest income	$4.1	$5.3	$9.3	$8.8	$5.5
Fees and other income	0.2	0.3	0.6	0.7	1.9

Total interest and related portfolio income	$4.3	$5.6	$9.9	$9.5	$7.4

      Interest income from Mercury for the six months ended June 30, 2007 and 2006, and for the years ended December 31, 2006, 2005, and 2004, included interest income of $1.0 million, $1.0 million, $2.0 million, $1.6 million, and $1.0 million, respectively, which was paid in kind. The interest paid in kind was paid to us through the issuance of additional debt.
      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on our investment in Mercury of $74.9 million and $4.3 million for the six months ended June 30, 2007 and 2006, respectively, and $106.1 million, $53.8 million, and zero for the years ended December 31, 2006, 2005, and 2004, respectively.
      On August 9, 2007, Mercury was sold for an enterprise value of approximately $452 million, subject to post-closing adjustments. We realized a gain on our majority equity interest of approximately $259 million, subject to post-closing adjustments. Approximately $11 million of our proceeds from the sale of our equity is subject to certain holdback provisions. In addition, we were repaid approximately $51 million of subordinated debt outstanding to Mercury at closing.
      Business Loan Express, LLC.     BLX originates, sells, and services primarily real estate secured loans, including real estate secured conventional small business loans, SBA 7(a) loans, and small investment real estate loans. BLX has offices across the United States and is headquartered in New York, NY. We acquired BLX in 2000.
      At June 30, 2007, our investment in BLX totaled $324.6 million at cost and $220.8 million at value, or 4.4% of our total assets, which included unrealized depreciation of $103.8 million. At December 31, 2006, our investment in BLX totaled $295.3 million at cost and $210.7 million at value, or 4.3% of our total assets, which included unrealized depreciation of $84.6 million. In the first six months of 2007, we increased our investment in BLX by $29.2 million by acquiring additional Class A equity interests. In addition, in the first quarter of 2007, the chief executive officer of BLX invested $3.0 million in the form of Class A equity interests in BLX. We agreed to purchase these interests for cash at fair value in the event that BLX amends or otherwise restructures its existing senior credit facility or he is terminated for any reason. The purpose of these additional investments was to fund payments to the SBA in the first quarter of 2007 discussed below and to provide additional equity capital to BLX.

      Total interest and related portfolio income earned from our investment in BLX for the six months ended June 30, 2007 and 2006, and for the years ended December 31, 2006, 2005, and 2004, was as follows:

	Six Months		Year Ended
	Ended June 30,		December 31,

	2007	2006	2006	2005	2004
($ in millions)
Interest income	$—	$7.8	$11.9	$14.3	$23.2
Dividend income	—	—	—	14.0	14.8
Fees and other income	2.8	4.3	7.8	9.2	12.0

Total interest and related portfolio income	$2.8	$12.1	$19.7	$37.5	$50.0

      Interest and dividend income from BLX for the six months ended June 30, 2006, and for the years ended December 31, 2006, 2005, and 2004, included interest and dividend income of $3.7 million, $5.7 million, $8.9 million, and $25.4 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to us through the issuance of additional debt or equity interests. In the fourth quarter of 2006, we placed our investment in BLX’s 25% Class A equity interests on non-accrual status. As a result, there was no interest income from our investment in BLX for the six months ended June 30, 2007, and this resulted in lower interest income from our investment in BLX for the first six months of 2007 as compared to the first six months of 2006, as well as for 2006 as compared to 2005.
      In consideration for providing a guaranty on BLX’s revolving credit facility and standby letters of credit (discussed below), we earned fees of $2.8 million and $3.1 million for the six months ended June 30, 2007 and 2006, respectively, and $6.1 million, $6.3 million, and $6.0 million for the years ended December 31, 2006, 2005, and 2004, respectively, which were included in fees and other income above. Other assets included a receivable from BLX of $2.8 million related to these fees at June 30, 2007. At December 31, 2006, accrued interest and fees due from BLX totaled $1.7 million, which was paid in cash in the first quarter of 2007. The remaining fees and other income relate to management fees from BLX. We did not charge a management fee to BLX in the fourth quarter of 2006 or in the first or second quarter of 2007.
      Net change in unrealized appreciation or depreciation included a net increase in unrealized depreciation on our investment in BLX of $19.1 million for the six months ended June 30, 2007, a net decrease in unrealized appreciation of $33.6 million for the six months ended June 30, 2006, a net decrease of $142.3 million and $32.3 million for the years ended December 31, 2006 and 2004, respectively, and a net increase of $2.9 million for the year ended December 31, 2005. See “Results of Operations, Valuation of Business Loan Express, LLC” below.
      BLX is a national, non-bank lender that participates in the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). The Office of the Inspector General of the SBA (OIG) and the United States Secret Service are conducting an ongoing investigation of allegedly fraudulently obtained SBA-guaranteed loans issued by BLX. Specifically, on or about January 9, 2007, BLX became aware of an indictment captioned as the United States v. Harrington, No. 2:06-CR-20662 pending in the United States District Court for the Eastern District of Michigan. The indictment alleges that a former BLX employee in the Detroit office engaged in the fraudulent origination of loans guaranteed, in substantial part, by the SBA. We understand that BLX is working cooperatively with the U.S. Attorney’s Office and the investigating agencies with respect to this matter. The OIG and the U.S. Department of Justice are also conducting a civil investigation of BLX’s lending practices in various jurisdictions. In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of BLX’s lending practices under the Business and Industry Loan (B&I) program. These investigations are ongoing.
      As an SBA lender, BLX is also subject to other SBA and OIG audits, investigations, and reviews. These investigations, audits and reviews, changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program, or changes in government funding for this program could have a material adverse impact on BLX and, as a result, could negatively affect our financial results. We have considered BLX’s current regulatory issues and ongoing investigations and litigation in performing the valuation of BLX at June 30, 2007. See “Results of Operations, Valuation of Business Loan Express, LLC” below. We are monitoring the situation. We have retained a third party to work with BLX to review BLX’s current internal control systems. The third party conducted the review and offered recommendations to strengthen BLX’s controls, which are being implemented.
      On March 6, 2007, BLX entered into an agreement with the SBA. According to the agreement, BLX remains a preferred lender in the SBA 7(a) Guaranteed Loan Program and retains the ability to sell loans into the secondary market. As part of this agreement, BLX agreed to the immediate payment of approximately $10 million to the SBA to cover amounts paid by the SBA with respect to some of the SBA-guaranteed loans that have been the subject of inquiry by the United States Attorney’s Office for the Eastern District of Michigan. As part of the SBA’s increased oversight, the agreement provides that any loans originated and closed by BLX during the term of the agreement will be reviewed by an independent third party selected by the SBA prior to the sale of such loans into the secondary market. The agreement also requires BLX to repurchase the guaranteed portion of certain loans that default after having been sold into the secondary market, and subjects such loans to a similar third party review prior to any reimbursement of BLX by the SBA. In connection with this agreement, BLX also entered into an escrow agreement with the SBA and an escrow agent in which BLX agreed to deposit $10 million with the escrow agent for any additional payments BLX may be obligated to pay to the SBA in the future. BLX remains subject to SBA rules and regulations and as a result may be required to make additional payments to the SBA in the ordinary course of business. The agreement states that nothing in the agreement shall affect the rights of BLX to securitize or service its loans. Notwithstanding the foregoing, BLX and the SBA are conducting ongoing discussions with respect to BLX’s ability to securitize the unguaranteed portions of SBA loans in accordance with the requirements of the SBA regulations.
      BLX has a separate non-recourse warehouse facility to enable it to securitize the unguaranteed portion of its SBA loans. BLX has been receiving temporary extensions of the warehouse facility, and the current extension expires on August 30, 2007. BLX is in negotiations with the warehouse facility providers to renew and amend the facility for an additional one-year term, subject to satisfactory conclusion of discussions with the SBA with respect to BLX’s ability to securitize the unguaranteed portions of SBA loans. If the current facility were to expire without renewal, the warehouse facility notes would become due and payable, and substantially all collections on the unguaranteed interests that currently are in the warehouse facility would be applied to repay the outstanding amounts owing to the warehouse providers until the warehouse providers were paid in full, similar to an amortizing term loan. In this event, the warehouse providers would not have recourse to BLX for repayment of the warehouse facility notes. In addition, BLX would not have the right to sell additional unguaranteed interests in SBA loans into this facility. In the event that BLX is unable to reach agreement with the SBA on BLX’s ability to securitize the unguaranteed portions of SBA loans or if the warehouse providers do not agree to an extension of the warehouse facility, BLX will be required to seek alternative sources of capital to finance SBA loan originations and could incur higher capital costs.
      At June 30, 2007, BLX had a three-year $500.0 million revolving credit facility provided by third-party lenders that matures in March 2009. The revolving credit facility may be expanded to

$600.0 million through new or additional commitments at BLX’s option. This facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 25% of the committed facility. We have provided an unconditional guaranty to these revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under this facility. At June 30, 2007, the principal amount outstanding on the revolving credit facility was $357.7 million and letters of credit issued under the facility were $52.9 million. The total obligation guaranteed by us at June 30, 2007, was $205.8 million. At June 30, 2007, we had also provided four standby letters of credit totaling $20.0 million in connection with four term securitization transactions completed by BLX.
      The guaranty on the BLX revolving line of credit facility can be called by the lenders in the event of a default, which includes certain defaults under our revolving credit facility. Among other requirements, the BLX facility requires that BLX maintain compliance with certain financial covenants such as interest coverage, maximum debt to net worth, asset coverage, and maintenance of certain asset quality metrics. In addition, BLX would have an event of default if BLX failed to maintain its lending status with the SBA and such failure could reasonably be expected to result in a material adverse effect on BLX, or if BLX failed to maintain certain financing programs for the sale or long-term funding of BLX’s loans. In June, 2007, BLX received waivers until September 30, 2007, from its lenders with respect to (i) non-compliance with certain facility covenants and (ii) the requirement for BLX to maintain certain financing programs for SBA loans. The waivers regarding financing programs for SBA loans provide that BLX may retain unguaranteed portions of SBA loans on its balance sheet until September 30, 2007. In addition, BLX previously received waivers from its lenders with respect to certain other covenants to permit BLX to comply with its obligations under its agreement with the SBA. BLX’s agreement with the SBA has reduced the company’s liquidity due to the working capital required to comply with the agreement. BLX is in negotiations with its lenders to amend the credit facility covenants, but there can be no assurance that such negotiations will be successful. If the credit facility lenders do not agree to amend the covenants or to waive compliance with the covenants at subsequent quarter ends, BLX would be in default under the credit facility.
      The current market conditions for small business loans remain very competitive, and as a result, BLX continues to experience high loan prepayments in its securitized loan portfolio. This competitive environment combined with BLX’s liquidity constraints has restrained BLX’s ability to grow its loan origination volume. Due to the changes in BLX’s operations, the status of its current financing facilities and the effect of BLX’s current regulatory issues, ongoing investigations and litigation, we are in the process of working with BLX with respect to various potential strategic alternatives including, but not limited to, recapitalization, restructuring, joint venture or sale or divestiture of BLX or some or all of its assets. The ultimate resolution of these matters could have a material adverse impact on BLX’s financial condition, and, as a result, our financial results could be negatively affected.
      On or about January 16, 2007, BLX and Business Loan Center LLC (BLC) became aware of a lawsuit titled, United States, ex rel James R. Brickman and Greenlight Capital, Inc. v. Business Loan Express LLC f/k/a Business Loan Express, Inc.; Business Loan Center LLC f/k/a Business Loan Center, Inc.; Robert Tannenhauser; Matthew McGee; and George Harrigan, 05-CV-3147 (JEC), that is pending in the United States District Court for the Northern District of Georgia. The complaint includes allegations arising under the False Claims Act and relating to alleged fraud in connection with SBA guarantees on shrimp vessel loans made by BLX and BLC. On April 9, 2007, BLX, BLC and the other defendants filed motions to dismiss the complaint in its entirety. The motions are pending.
      Advantage Sales & Marketing, Inc.     At December 31, 2005, our investment in Advantage totaled $257.7 million at cost and $660.4 million at value, or 16.4% of our total assets, which included unrealized appreciation of $402.7 million. Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA. We completed the purchase of a majority ownership in Advantage in June 2004.
      On March 29, 2006, we sold our majority equity interest in Advantage. We were repaid our $184 million in subordinated debt outstanding and realized a gain at closing on our equity investment sold of $433.1 million, subject to post-closing adjustments. Subsequent to closing on this sale, we realized additional gains in 2006 resulting from post-closing adjustments totaling $1.3 million. Our realized gain was $434.4 million for the year ended December 31, 2006, subject to post-closing adjustments and excluding any earn-out amounts. In addition, we are entitled to receive additional consideration through an earn-out payment based on Advantage’s 2006 audited results. The earn-out payment totaled $3.1 million, subject to potential post-determination adjustments, and was recorded as a realized gain in the second quarter of 2007.
      As consideration for the common stock sold in the transaction, we received a $150 million subordinated note, with the balance of the consideration paid in cash. In addition, a portion of our cash proceeds from the sale of the common stock were placed in escrow, subject to certain holdback provisions. At June 30, 2007, the amount of the escrow included in other assets on our consolidated balance sheet was approximately $24 million. For tax purposes, the receipt of the $150 million subordinated note as part of our consideration for the common stock sold and the hold back of certain proceeds in escrow has allowed us, through installment treatment, to defer the recognition of taxable income for a portion of our realized gain until the note or other amounts are collected.
      Total interest and related portfolio income earned from our investment in Advantage while we held a majority equity interest was $14.1 million (which included a prepayment premium of $5.0 million) for the six months ended June 30, 2006, and for the year ended December 31, 2006, and $37.4 million and $21.3 million, for the years ended December 31, 2005 and 2004, respectively. In addition, we earned structuring fees of $2.3 million on our new $150 million subordinated debt investment in Advantage upon the closing of the sale transaction in the first quarter of 2006. Net change in unrealized appreciation or depreciation for the six months ended June 30, 2006, and for the year ended December 31, 2006, included the reversal of $389.7 million of previously recorded unrealized appreciation associated with the realization of a gain on the sale of our majority equity interest in Advantage in the first quarter of 2006.
      In connection with the sale transaction, we retained an equity investment in the business valued at $15 million at closing as a minority shareholder. During the fourth quarter of 2006, Advantage made a distribution on this minority equity investment, which reduced our cost basis to zero and resulted in a realized gain of $4.8 million.
      Our investment in Advantage at June 30, 2007, which was composed of subordinated debt and a minority equity interest, totaled $153.2 million at cost and $164.2 million at value, which included unrealized appreciation of $11.0 million.
      Investments in CLOs and Other Similar Funds. Subsequent to June 30, 2007, the debt capital markets have shown volatility and yield spreads have widened. With respect to the CLO market, investor demand for pricing has increased. As a result, we believe that the market yields for our investments in CLOs and other similar funds, which primarily invest in senior corporate loans, may have increased subsequent to June 30, 2007, and as a result, the fair value of our investments may have decreased. At June 30, 2007, these investments represented less than 3.3% of our total assets.

Commercial Real Estate Finance
      The commercial real estate finance portfolio at value, investment activity, and the yield on interest-bearing investments at and for the six months ended June 30, 2007 and 2006, and at and for the years ended December 31, 2006, 2005, and 2004, were as follows:

	At and for the				At and for the
	Six Months Ended June 30,				Years Ended December 31,

	2007		2006		2006		2005		2004

	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)
($ in millions)
Portfolio at value:
CMBS bonds	$—		$—		$—		$—		$373.8	14.6%
CDO bonds and preferred shares	—		—		—		—		212.6	16.8%
Commercial mortgage loans	68.7	6.6%	96.5	8.1%	71.9	7.5%	102.6	7.6%	95.0	6.8%
Real estate owned	20.4		14.6		19.6		13.9		16.9
Equity interests	33.7		22.0		26.7		10.6		13.0

Total portfolio	$122.8		$133.1		$118.2		$127.1		$711.3

Investments funded	$15.4		$13.9		$14.4		$213.5		$383.7
Change in accrued or reinvested interest	$0.1		$0.5		$1.0		$(18.0)		$6.6
Principal collections related to investment repayments or sales(2)	$18.4		$17.2		$39.9		$799.5		$357.3

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

(2)	Principal collections related to investment repayments or sales for the year ended December 31, 2005, included $718.1 million related to the sale of our CMBS and CDO portfolio in May 2005.

     Our commercial real estate investments funded for the years ended December 31, 2006, 2005, and 2004, were as follows:

	Face		Amount
	Amount	Discount	Funded
($ in millions)
For the Year Ended December 31, 2006
Commercial mortgage loans	$8.0	$—	$8.0
Equity interests	6.4	—	6.4

Total	$14.4	$—	$14.4

For the Year Ended December 31, 2005
CMBS bonds(1)	$211.5	$(90.5)	$121.0
Commercial mortgage loans	88.5	(0.8)	87.7
Equity interests	4.8	—	4.8

Total	$304.8	$(91.3)	$213.5

For the Year Ended December 31, 2004
CMBS bonds	$419.1	$(183.7)	$235.4
CDO bonds and preferred shares	40.5	(0.1)	40.4
Commercial mortgage loans	112.1	(8.2)	103.9
Equity interests	4.0	—	4.0

Total	$575.7	$(192.0)	$383.7

(1)	The CMBS bonds invested in during 2005, were sold on May 3, 2005.
     At June 30, 2007, we had outstanding funding commitments related to commercial mortgage loans and equity interests of $43.8 million, and commitments in the form of standby letters of credit and guarantees related to equity interests of $8.2 million.
      During the fourth quarter of 2006, we sold commercial mortgage loans with a total outstanding principal balance of $21.1 million and realized a gain of $0.7 million. As these loans were purchased at prices that were based in part on comparable Treasury rates, we had a related hedge in place to protect against movements in Treasury rates. Upon the loan sale, we settled the related hedge, which resulted in a realized gain of $0.5 million, which was included in the realized gain on the sale of $0.7 million. At June 30, 2007, we did not have any similar hedges in place.
      Sale of CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares.     On May 3, 2005, we completed the sale of our portfolio of commercial mortgage-backed securities (CMBS) and real estate related collateralized debt obligation (CDO) bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and a net realized gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. The CMBS and CDO assets sold had a cost basis at closing of $739.8 million, including accrued interest of $21.7 million. Upon the closing of the sale, we settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which was included in the net realized gain on the sale. Under the sale agreement, we agreed not to primarily invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, or through May 2008, subject to certain limitations and excluding our existing portfolio and related activities.
PORTFOLIO ASSET QUALITY
      Portfolio by Grade. We employ a grading system for our entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.
      At June 30, 2007, and December 31, 2006 and 2005, our portfolio was graded as follows:

	2007		2006		2005

		Percentage		Percentage		Percentage
	Portfolio	of Total	Portfolio	of Total	Portfolio	of Total
Grade	at Value	Portfolio	at Value	Portfolio	at Value	Portfolio

($ in millions)
1	$1,727.2	38.6%	$1,307.3	29.1%	$1,643.0	45.6%
2	2,207.0	49.4	2,672.3	59.4	1,730.8	48.0
3	359.4	8.0	308.1	6.9	149.1	4.1
4	72.8	1.6	84.2	1.9	26.5	0.7
5	104.7	2.4	124.2	2.7	57.0	1.6

	$4,471.1	100.0%	$4,496.1	100.0%	$3,606.4	100.0%

      The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment, and exit activity, changes in the grade of investments to reflect our expectation of performance, and changes in investment values.
      Total Grade 4 and 5 portfolio assets were $177.5 million, $208.4 million and $83.5 million, respectively, or were 4.0%, 4.6% and 2.3%, respectively, of the total portfolio value at June 30, 2007, and December 31, 2006 and 2005. Grade 4 and 5 assets include loans, debt securities, and equity securities. We expect that a number of investments will be in the Grades 4 or 5 categories from time to time. Part of the private equity business is working with troubled portfolio companies to improve their businesses and protect our investment. The number and amount of investments included in Grade 4 and 5 may fluctuate from period to period. We continue to follow our historical practice of working with portfolio companies in order to recover the maximum amount of our investment.
      At June 30, 2007, and December 31, 2006, $165.2 million and $135.9 million, respectively, of our investment in BLX at value was classified as Grade 3, which included our Class A equity interests and certain of our Class B equity interests that were not depreciated. At June 30, 2007, and December 31, 2006, $55.6 million and $74.8 million, respectively, of our investment in BLX at value was classified as Grade 5, which included certain of our Class B equity interests and our Class C equity interests that were depreciated. At December 31, 2005, our investment in BLX of $357.1 million at value was classified as Grade 1. See “— Private Finance, Business Loan Express, LLC” above.

      Loans and Debt Securities on Non-Accrual Status. At June 30, 2007, and December 31, 2006 and 2005, loans and debt securities at value not accruing interest for the total investment portfolio were as follows:

	2007	2006	2005
($ in millions)
Loans and debt securities in workout status (classified as Grade 4 or 5)(1)
Private finance
Companies more than 25% owned	$20.4	$51.1	$15.6
Companies 5% to 25% owned	27.5	4.0	—
Companies less than 5% owned	22.7	31.6	11.4
Commercial real estate finance	12.3	12.2	12.9
Loans and debt securities not in workout status
Private finance
Companies more than 25% owned	171.0	87.1	58.0
Companies 5% to 25% owned	18.3	7.2	0.5
Companies less than 5% owned	19.1	38.9	49.5
Commercial real estate finance	6.8	6.7	7.9

Total	$298.1	$238.8	$155.8

Percentage of total portfolio	6.7%	5.3%	4.3%

(1)	Workout loans and debt securities exclude equity securities that are included in the total Grade 4 and 5 assets above.
     In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. In addition, interest may not accrue on loans to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. To the extent interest payments are received on a loan that is not accruing interest, we may use such payments to reduce our cost basis in the investment in lieu of recognizing interest income. At June 30, 2007, and December 31, 2006, our Class A equity interests in BLX of $95.8 million and $66.6 million, respectively, which represented 2.1% and 1.5% of the total portfolio at value, respectively, were included in non-accruals. The BLX 25% Class A equity interests were placed on non-accrual status during the fourth quarter of 2006. See “— Private Finance, Business Loan Express, LLC” above.
      Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities greater than 90 days delinquent at value at June 30, 2007, and December 31, 2006 and 2005, were as follows:

	2007	2006	2005

($ in millions)
Private finance	$136.1	$46.5	$74.6
Commercial mortgage loans	1.9	1.9	6.1

Total	$138.0	$48.4	$80.7

Percentage of total portfolio	3.1%	1.1%	2.2%
      The amount of loans and debt securities over 90 days delinquent increased to $138.0 million at June 30, 2007, from $48.4 million at December 31, 2006. The increase in loans and debt securities over 90 days delinquent primarily relates to not receiving payment on our Class A equity interests of BLX of $95.8 million, which represented 2.1% of the total portfolio at value. The Class A equity interests were placed on non-accrual during the fourth quarter of 2006. See “— Private Finance, Business Loan Express, LLC” above.
      The amount of the portfolio that is on non-accrual status or greater than 90 days delinquent may vary from period to period. Loans and debt securities on non-accrual status and over 90 days delinquent should not be added together as they are two separate measures of portfolio asset quality. Loans and debt securities that are in both categories (i.e., on non-accrual status and over 90 days delinquent) totaled $138.0 million, $44.3 million, and $60.7 million at June 30, 2007, and December 31, 2006 and 2005, respectively.
OTHER ASSETS AND OTHER LIABILITIES
      Other assets is composed primarily of fixed assets, assets held in deferred compensation trusts, prepaid expenses, deferred financing and offering costs, and accounts receivable, which includes amounts received in connection with the sale of portfolio companies, including amounts held in escrow, and other receivables from portfolio companies. At June 30, 2007, and December 31, 2006 and 2005, other assets totaled $153.5 million, $123.0 million, and $87.9 million, respectively. The increase from December 31, 2006, to June 30, 2007, was primarily the result of increased prepaid expenses related to tax deposits and deferred financing costs. The increase since December 31, 2005, was primarily the result of amounts received in connection with the sale of Advantage and certain other portfolio companies that are being held in escrow. See “— Private Finance” above.
      Accounts payable and other liabilities is primarily composed of the liabilities related to the deferred compensation trust and accrued interest, bonus and taxes, including excise tax. At June 30, 2007, December 31, 2006 and 2005, accounts payable and other liabilities totaled $132.5 million, $147.1 million, and $102.9 million, respectively. The decrease from December 31, 2006, to June 30, 2007, was primarily the result of the payment of liabilities at December 31, 2006, in the first quarter of 2007 related to accrued 2006 bonuses of $38.0 million, excise tax of $15.4 million and an extra dividend of $7.5 million, offset by an increase in liabilities for 2007 related to accrued 2007 bonuses and excise taxes totaling $28.7 million, an increase in the liability related to the deferred compensation trust of $7.3 million, and an increase in accrued interest payable of $7.0 million. The increase from December 31, 2005 to December 31, 2006, was primarily the result of an increase in the liability related to the deferred compensation trust of $13.6 million, accrued bonus of $11.3 million, accrued interest payable of $10.3 million, and accrued excise tax of $9.2 million. Accrued interest fluctuates from period to period depending on the amount of debt outstanding and the contractual payment dates of the interest on such debt.

RESULTS OF OPERATIONS
Comparison of the Three and Six Months Ended June 30, 2007 and 2006
      The following table summarizes our operating results for the three and six months ended June 30, 2007 and 2006.

	For the Three Months Ended June 30,				For the Six Months Ended June 30,

				Percent				Percent
	2007	2006	Change	Change	2007	2006	Change	Change
(in thousands, except per share amounts)
Interest and Related Portfolio Income:
Interest and dividends	$102,814	$95,433	$7,381	8%	$204,797	$184,314	$20,483	11%
Fees and other income	14,862	15,023	(161)	(1%)	20,831	37,153	(16,322)	(44%)

Total interest and related portfolio income	117,676	110,456	7,220	7%	225,628	221,467	4,161	2%

Expenses:
Interest	34,336	21,861	12,475	57%	64,624	46,346	18,278	39%
Employee	28,611	20,398	8,213	40%	50,539	41,826	8,713	21%
Employee stock options	9,519	4,597	4,922	107%	13,180	8,203	4,977	61%
Administrative	14,505	9,861	4,644	47%	27,729	21,195	6,534	31%

Total operating expenses	86,971	56,717	30,254	53%	156,072	117,570	38,502	33%

Net investment income before income taxes	30,705	53,739	(23,034)	(43%)	69,556	103,897	(34,341)	(33%)
Income tax expense (benefit), including excise tax	5,530	3,544	1,986	56%	4,881	12,402	(7,521)	(61%)

Net investment income	25,175	50,195	(25,020)	(50%)	64,675	91,495	(26,820)	(29%)

Net Realized and Unrealized Gains (Losses):
Net realized gains	74,879	100,240	(25,361)	*	102,545	533,075	(430,530)	*
Net change in unrealized appreciation or depreciation	(10,896)	(116,706)	105,810	*	55,024	(491,254)	(546,278)	*

Total net gains (losses)	63,983	(16,466)	80,449	*	157,569	41,821	115,748	*

Net income	$89,158	$33,729	$55,429	164%	$222,244	$133,316	$88,928	67%

Diluted earnings per common share	$0.57	$0.24	$0.33	138%	$1.44	$0.94	$0.50	54%

Weighted average common shares outstanding — diluted	156,051	143,213	12,838	9%	154,446	142,466	11,980	8%

*	Net change in unrealized appreciation or depreciation and net gains (losses) can fluctuate significantly from period to period. As a result, comparisons may not be meaningful.

     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income and fees and other income.
      Interest and Dividends. Interest and dividend income for the three and six months ended June 30, 2007 and 2006, was composed of the following:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2007	2006	2007	2006
($ in millions)
Interest
Private finance loans and debt securities	$96.9	$88.6	$193.5	$171.2
Commercial mortgage loans	2.5	2.1	3.8	4.8
Cash, U.S. Treasury bills, money market and other securities	3.4	2.9	6.2	5.9

Total interest	102.8	93.6	203.5	181.9
Dividends	—	1.8	1.3	2.4

Total interest and dividends	$102.8	$95.4	$204.8	$184.3

      The level of interest income from the portfolio, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The interest-bearing investments in the portfolio at value and the yield on the interest-bearing investments in the portfolio at June 30, 2007 and 2006, were as follows:

	2007		2006

($ in millions)	Value	Yield(1)	Value	Yield(1)

Private finance loans and debt securities	$2,983.4	11.7%	$2,491.2	12.7%
Commercial mortgage loans	68.7	6.6%	96.5	8.1%

Total	$3,052.1	11.6%	$2,587.7	12.6%

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.
     Our interest income from our private finance loans and debt securities has increased year over year primarily as a result of the growth in this portfolio, net of the reduction in yield. The private finance portfolio yield at June 30, 2007, of 11.7% as compared to the private finance portfolio yield of 12.7% at June 30, 2006, reflects the mix of debt investments in the private finance portfolio. The weighted average yield varies from period to period based on the current stated interest on loans and debt securities and the amount of loans and debt securities for which interest is not accruing. See the discussion of the private finance portfolio yield above under the caption “— Portfolio and Investment Activity — Private Finance.”
      Interest income from cash, U.S. Treasury bills, money market and other securities results primarily from interest earned on our liquidity portfolio. See “Financial Condition, Liquidity and Capital Resources” below. The value and weighted average yield of the liquidity portfolio was $200.7 million and 5.3%, respectively, at June 30, 2007, and $201.8 million and 5.3%, respectively, at December 31, 2006.

      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from period to period depending upon the timing and amount of dividends that are declared or paid by a portfolio company on preferred or common equity interests.
      Fees and Other Income. Fees and other income primarily include fees related to structuring, diligence, transaction services, management and consulting services to portfolio companies, commitments, guarantees, and other services and loan prepayment premiums. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.
      Fees and other income for the three and six months ended June 30, 2007 and 2006, included fees relating to the following:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2007	2006	2007	2006
($ in millions)
Structuring and diligence	$6.2	$8.0	$7.9	$19.0
Management, consulting and other services provided to portfolio companies(1)	2.3	2.4	4.1	6.6
Commitment, guaranty and other fees from portfolio companies(2)	2.9	2.9	5.0	4.6
Loan prepayment premiums	3.4	1.7	3.6	7.0
Other income	0.1	—	0.2	—

Total fees and other income	$14.9	$15.0	$20.8	$37.2

(1)	The six months ended June 30, 2006 includes $1.8 million in management fees from Advantage prior to its sale on March 29, 2006. See “— Portfolio and Investment Activity” above for further discussion.

(2)	Includes guaranty and other fees from BLX of $1.3 million and $1.6 million for the three months ended June 30, 2007 and 2006, respectively, and $2.8 million and $3.1 million for the six months ended June 30, 2007 and 2006, respectively. See “— Private Finance, Business Loan Express, LLC” above.
     Fees and other income are generally related to specific transactions or services and therefore may vary substantially from period to period depending on the level of investment activity and types of services provided. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.
      Structuring and diligence fees primarily relate to the level of new investment originations. Private finance investments funded were $643.7 million for the six months ended June 30, 2007, as compared to $1.2 billion for the six months ended June 30, 2006.
      Loan prepayment premiums for the six months ended June 30, 2006, included $5.0 million related to the repayment of our subordinated debt in connection with the sale of our majority equity interest in Advantage on March 29, 2006. See “— Portfolio and Investment Activity” above for further discussion. While the scheduled maturities of private finance and commercial real estate loans generally range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment.
      Mercury and BLX. Mercury and BLX were our largest investments at value at June 30, 2007, and together represented 10.7% and 11.4% of our total assets at June 30, 2007 and 2006, respectively.
      Total interest and related portfolio income from these investments for the three and six months ended June 30, 2007 and 2006, was as follows:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2007	2006	2007	2006
($ in millions)
Mercury	$2.2	$2.5	$4.3	$5.6
BLX	$1.3	$6.0	$2.8	$12.1
      See “— Portfolio and Investment Activity” above for further detail on Mercury and BLX.
      Operating Expenses. Operating expenses include interest, employee, employee stock options, and administrative expenses.
      Interest Expense. The fluctuations in interest expense during the three and six months ended June 30, 2007 and 2006, were primarily attributable to changes in the level of our borrowings under various notes payable and our revolving line of credit. Our borrowing activity and weighted average cost of debt, including fees and debt financing costs, at and for the three and six months ended June 30, 2007 and 2006, were as follows:

	At and for the Three		At and for the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2007	2006	2007	2006
($ in millions)
Total outstanding debt	$1,921.8	$1,208.9	$1,921.8	$1,208.9
Average outstanding debt	$1,965.6	$1,301.1	$1,904.4	$1,395.8
Weighted average cost(1)	6.6%	6.6%	6.6%	6.6%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees, other facility fees and debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.
     In addition, interest expense included interest paid to the Internal Revenue Service related to installment sale gains totaling $2.0 million and $0.2 million for the three months ended June 30, 2007 and 2006, respectively, and $2.3 million and $0.4 million for the six months ended June 30, 2007 and 2006, respectively. Installment interest expense for the year ended December 31, 2007, is estimated to be a total of $6.4 million. See “Dividends and Distributions” below.

      Employee Expense. Employee expenses for the three and six months ended June 30, 2007 and 2006, were as follows:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2007	2006	2007	2006
($ in millions)
Salaries and employee benefits	$21.2	$17.6	$42.6	$35.0
Individual performance award (IPA)	2.4	2.1	4.9	3.8
IPA mark to market expense (benefit)	2.4	(1.5)	(1.6)	(0.6)
Individual performance bonus (IPB)	2.6	2.2	4.6	3.6

Total employee expense	$28.6	$20.4	$50.5	$41.8

Number of employees at end of period	173	166	173	166
      The change in salaries and employee benefits reflects the effect of compensation increases, the change in mix of employees given their area of responsibility and relevant experience level and an increase in the number of employees. Salaries and employee benefits include an accrual for employee bonuses, which are generally paid annually after the completion of the fiscal year. The quarterly accrual is based upon an estimate of annual bonuses and is subject to change. The amount of the current year bonuses will be finalized by the Compensation Committee and the Board of Directors at the end of the year. Salaries and employee benefits included accrued bonuses of $11.2 million and $9.0 million for the three months ended June 30, 2007 and 2006, respectively, and $21.7 million and $16.9 million for the six months ended June 30, 2007 and 2006, respectively.
      The IPA is a long-term incentive compensation program for certain officers. The IPA, which is generally determined annually at the beginning of each year, is deposited into a deferred compensation trust generally in four equal installments, on a quarterly basis, in the form of cash. The trustee is required to use the cash to purchase shares of our common stock in the open market. The accounts of the trust are consolidated with our accounts. We are required to mark to market the liability of the trust and this adjustment is recorded to the IPA compensation expense. Because the IPA is deferred compensation, the cost of this award is not a current expense for purposes of computing our taxable income. The expense is deferred for tax purposes until distributions are made from the trust.
      We also have an IPB, which is distributed in cash to award recipients equally throughout the year (beginning in February of each year) as long as the recipient remains employed by us.
      The Compensation Committee and the Board of Directors have determined the IPA and the IPB for 2007 and they are currently estimated to be approximately $10 million each; however, the Compensation Committee may adjust the IPA or IPB as needed, or make new awards as new officers are hired. If a recipient terminates employment during the year, any further cash contribution for the IPA or remaining cash payments under the IPB would be forfeited.
      Option Cancellation Payment. On July 18, 2007, we completed a tender offer related to our offer to all optionees who held vested “in-the-money” stock options as of June 20, 2007, the opportunity to receive an option cancellation payment (OCP) equal to the “in-the-money” value of the stock options cancelled, which would be paid one-half in cash and one-half in unregistered shares of our common stock. We accepted for cancellation 10.3 million vested options, which in the aggregate had a weighted average exercise price of $21.50. This resulted in a total option cancellation payment of approximately $105.6 million, of which $52.8 million was paid in cash and $52.8 million was paid through the issuance of 1.7 million unregistered shares of the Company’s common stock, determined using the Weighted Average Market Price of $31.75. The Weighted Average Market

Price represented the volume weighted average price of our common stock over the fifteen trading days preceding the first day of the offer period, or June 20, 2007. Our stockholders approved the issuance of the shares of our common stock in exchange for the cancellation of vested “in-the-money” stock options at our 2006 Annual Meeting of Stockholders. Cash payments to optionees were paid net of required payroll and income tax withholdings.
      As the consideration paid by us for the OCP did not exceed the cancellation date fair value of the options, no expense will be recorded for the transaction in accordance with the guidance in FASB Statement No. 123 (Revised 2004). However, the portion of the OCP paid in cash of $52.8 million will reduce our paid in capital and will therefore reduce our net asset value in the third quarter of 2007. For income tax purposes, our tax deduction resulting from the OCP will be similar to the tax deduction that would have resulted from an exercise of stock options in the market. Any tax deduction for us resulting from the OCP or an exercise of stock options in the market is limited by Section 162(m) of the Code for persons subject to Section 162(m).
      Subsequent to the completion of the tender offer and the cancellation of the 10.3 million vested options, there were 18.3 million options outstanding and 11.0 million shares available to be granted under our Stock Option Plan. As part of this initiative, the Board of Directors adopted a target ownership program that establishes minimum ownership levels for our senior officers and continues to further align the interests of our officers with those of our stockholders.
      Stock Options Expense. In December 2004, the FASB issued Statement No. 123 (Revised 2004), Share-Based Payment (the Statement), which requires companies to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement. The Statement was effective January 1, 2006, and it applies to our stock option plan. Our employee stock options are typically granted with ratable vesting provisions, and we amortize the compensation cost over the related service period. The Statement was adopted using the modified prospective method of application, which required us to recognize compensation costs on a prospective basis beginning January 1, 2006. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for proforma disclosure under the Statement. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized in the consolidated statement of operations over the service period. The stock option expense for the three and six months ended June 30, 2007 and 2006, was as follows:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2007	2006	2007	2006
($ in millions)
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$3.3	$3.3	$6.5	$6.7
Options granted on or after January 1, 2006	6.2	1.3	6.7	1.5

Total employee stock option expense	$9.5	$4.6	$13.2	$8.2

      In addition to the employee stock option expense, for the three and six months ended June 30, 2007 and 2006, administrative expense included $0.2 million of expense related to options granted to directors during each respective period. Options granted to non-officer directors vest on the grant date and therefore, the full expense is recorded on the grant date.
      During the second quarter of 2007, options were granted for 6.4 million shares. One-third of the options granted to employees vested on June 30, 2007, therefore, approximately one-third of the expense related to this grant, or $5.9 million, was recorded in the second quarter of 2007. Of the remaining options granted, one-half will vest on June 30, 2008, and one-half will vest on June 30, 2009. We estimate that the employee-related stock option expense under the Statement that will be recorded in our consolidated statement of operations, including the expense related to the options granted in the second quarter of 2007, will be approximately $20.3 million, $9.2 million, and $2.6 million for the years ended December 31, 2007, 2008, and 2009, respectively, which includes approximately $10.9 million, $6.3 million, and $2.6 million, respectively, related to options granted since adoption of the Statement (January 1, 2006). This estimate may change if our assumptions related to future option forfeitures change. This estimate does not include any expense related to future stock option grants as the fair value of those stock options will be determined at the time of grant.
      Administrative Expense. Administrative expenses include legal and accounting fees, valuation assistance fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, portfolio origination and development expenses, travel costs, stock record expenses, directors’ fees and stock option expense, and various other expenses. Administrative expenses for the three and six months ended June 30, 2007 and 2006, were as follows:

	For the Three		For the Six
	Months Ending		Months Ending
	June 30,		June 30,

	2007	2006	2007	2006
($ in millions)
Administrative expenses	$13.6	$9.4	$23.5	$17.8
Investigation and litigation costs	0.9	0.5	4.2	3.4

Total administrative expenses	$14.5	$9.9	$27.7	$21.2

      Administrative expenses, excluding investigation and litigation costs, for the six months ended June 30, 2007, included costs of $1.4 million incurred in the first quarter of 2007 to engage a third party to work with BLX, a portfolio company controlled by us, to conduct a review of BLX’s internal control systems. See “— Private Finance, Business Loan Express, LLC” above. In addition, administrative expenses for the three and six months ended June 30, 2007, included $2.5 million in placement fees related to securing equity commitments to the Allied Capital Senior Debt Fund, L.P. See “— Private Finance, Allied Capital Senior Debt Fund, L.P.” above.
      Investigation and litigation costs include costs associated with requests for information in connection with government investigations and other legal matters. We expect that we will continue to incur legal and other costs associated with these matters. These expenses remain difficult to predict. See “Legal Proceedings” below.
      Income Tax Expense (Benefit), Including Excise Tax.     Income tax expense (benefit) for the three and six months ended June 30, 2007 and 2006, was as follows:

	For the Three		For the Six
	Months Ended		Months Ending
	June 30,		June 30,

	2007	2006	2007	2006
($ in millions)
Income tax expense (benefit)	$1.5	$0.3	$(2.7)	$0.8
Excise tax expense	4.0	3.2	7.6	11.6

Income tax expense (benefit), including excise tax	$5.5	$3.5	$4.9	$12.4

      Our wholly owned subsidiary, A.C. Corporation, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate based on its operating results in a given period.
      Our estimated annual taxable income for 2007 currently exceeds our estimated dividend distributions to shareholders from such taxable income in 2007, and such estimated excess taxable income will be distributed in 2008. Therefore, we will generally be required to pay a 4% excise tax on the excess of 98% of our taxable income over the amount of actual distributions from such taxable income. We have recorded an estimated excise tax of $4.0 million and $7.6 million for the three and six months ended June 30, 2007, respectively. See “Dividends and Distributions.” While excise tax expense is presented in the Consolidated Statement of Operations as a reduction to net investment income, excise tax relates to both net investment income and net realized gains.
      In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation is effective for fiscal years beginning after December 15, 2006. The adoption of this interpretation did not have a significant effect on our consolidated financial position or our results of operations.
      Realized Gains and Losses. Net realized gains primarily result from the sale of equity securities associated with certain private finance investments and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains for the three and six months ended June 30, 2007 and 2006, were as follows:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2007	2006	2007	2006
($ in millions)
Realized gains	$87.4	$101.0	$120.6	$537.5
Realized losses	(12.5)	(0.8)	(18.1)	(4.4)

Net realized gains	$74.9	$100.2	$102.5	$533.1

      When we exit an investment and realize a gain or loss, we make an accounting entry to reverse any unrealized appreciation or depreciation, respectively, we had previously recorded to reflect the appreciated or depreciated value of the investment. For the three months and six months ended June 30, 2007 and 2006, we reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized as follows:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

($ in millions)	2007	2006	2007	2006

Reversal of previously recorded net unrealized appreciation associated with realized gains	$(55.0)	$(95.6)	$(87.0)	$(489.2)
Reversal of previously recorded net unrealized depreciation associated with realized losses	16.6	0.5	22.3	3.2

Total reversal	$(38.4)	$(95.1)	$(64.7)	$(486.0)

      Realized gains for the three months ended June 30, 2007 and 2006, were as follows:
($ in millions)

2007

Portfolio Company	Amount

Private Finance:
HMT, Inc.	$39.9
Healthy Pet Corp.	36.6
Wear Me Apparel Corporation	6.1
Advantage Sales & Marketing, Inc.	3.1
Geotrace Technologies, Inc.	1.1
Other	0.6

Total realized gains	$87.4

2006

Portfolio Company	Amount

Private Finance:
STS Operating, Inc.	$94.8
United Site Services, Inc.	3.3
MHF Logistical Solutions, Inc.	1.2
Advantage Sales & Marketing, Inc.	0.6
Other	1.1

Total realized gains	$101.0

      Realized losses for the three months ended June 30, 2007 and 2006, were as follows:
($ in millions)

2007

Portfolio Company	Amount

Private Finance:
Powell Plant Farms, Inc.	$11.5
Alaris Consulting, LLC	1.0

Total realized losses	$12.5

2006

Portfolio Company	Amount

Private Finance:
Other	$0.3

Total private finance	0.3

Commercial Real Estate:
Other	0.5

Total commercial real estate	0.5

Total realized losses	$0.8

      Realized gains for the six months ended June 30, 2007 and 2006 were as follows:
($ in million)

2007

Portfolio Company	Amount

Private Finance:
HMT, Inc.	$39.9
Healthy Pet Corp.	36.6
Palm Coast Data, LLC	20.0
Wear Me Apparel Corporation	6.1
Mogas Energy, LLC	4.5
Tradesmen International, Inc.	3.8
ForeSite Towers, LLC	3.8
Advantage Sales & Marketing, Inc.	3.1
Geotrace Technologies, Inc.	1.1
Other	1.7

Total realized gains	$120.6

2006

Portfolio Company	Amount

Private Finance:
Advantage Sales & Marketing, Inc.	$433.7
STS Operating, Inc.	94.8
United Site Services, Inc.	3.3
Nobel Learning Communities, Inc.	1.5
MHF Logistical Solutions, Inc.	1.2
The Debt Exchange, Inc.	1.1
Other	1.3

Total private finance	536.9

Commercial Real Estate:
Other	0.6

Total commercial real estate	0.6

Total realized gains	$537.5

      Realized losses for the six months ended June 30, 2007 and 2006, were as follows:
($ in millions)

2007

Portfolio Company	Amount

Private Finance:
Powell Plant Farms, Inc.	$11.5
Legacy Partners Group, LLC	5.8
Alaris Consulting, LLC	1.0
Other	(0.2)

Total realized losses	$18.1

2006

Portfolio Company	Amount

Private Finance:
Aspen Pet Products, Inc.	$1.6
Nobel Learning Communities, Inc.	1.4
Other	0.6

Total private finance	3.6

Commercial Real Estate:
Other	0.8

Total commercial real estate	0.8

Total realized losses	$4.4

      Change in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. At June 30, 2007, portfolio investments recorded at fair value were approximately 89% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.
      As a business development company, we have invested in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values. However, we must derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. This financial and other information is generally obtained from the portfolio companies, and may represent unaudited, projected or pro forma financial information. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, the entry multiple for the transaction, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      CDO/CLO Assets are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our CDO/CLO Assets as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. We determine the fair value of our CDO/CLO Assets on an individual security-by-security basis. If we were to sell a group of these CDO/CLO Assets in a pool in one or more transactions, the total value received for that pool may be different than the sum of the fair values of the individual assets.
      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control.
      We currently intend to continue to work with third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter. We work with these consultants to obtain assistance as additional support in the preparation of our internal valuation analysis. In addition, we may receive third-party assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process.
      The valuation analysis prepared by management is submitted to our Board of Directors who is ultimately responsible for the determination of fair value of the portfolio in good faith. Valuation assistance from Duff & Phelps, LLC (Duff & Phelps) for our private finance portfolio consisted of certain limited procedures (the Procedures) we identified and requested them to perform. Based upon the performance of the Procedures on a selection of our final portfolio company valuations, Duff & Phelps concluded that the fair value of those portfolio companies subjected to the Procedures did not appear unreasonable. In addition, we also received third-party valuation assistance from Houlihan Lokey Howard and Zukin for certain private finance portfolio companies. For 2007 and 2006, we received third-party valuation assistance as follows:

	2007		2006

	Q1	Q2	Q1	Q2

Number of private finance portfolio companies reviewed	88	92	78	78
Percentage of private finance portfolio reviewed at value	91.8%	92.1%	87.0%	89.6%
      Professional fees for third-party valuation assistance were $1.5 million for the year ended December 31, 2006, and are estimated to be approximately $1.6 million for 2007.

      Net Change in Unrealized Appreciation or Depreciation. Net change in unrealized appreciation or depreciation for the three and six months ended June 30, 2007 and 2006, consisted of the following:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2007(1)	2006(1)	2007(1)	2006(1)
($ in millions)
Net unrealized appreciation (depreciation)	$27.5	$(21.6)	$119.7	$(5.3)
Reversal of previously recorded unrealized appreciation associated with realized gains	(55.0)	(95.6)	(87.0)	(489.2)
Reversal of previously recorded unrealized depreciation associated with realized losses	16.6	0.5	22.3	3.2

Net change in unrealized appreciation or depreciation	$(10.9)	$(116.7)	$55.0	$(491.3)

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, comparisons may not be meaningful.
     Valuation of Mercury Air Centers, Inc. In April 2007, we signed a definitive agreement to sell our majority equity interest in Mercury. Based on this definitive agreement, which was amended in June 2007 to increase the sales price, Mercury was expected to sell for an enterprise value of approximately $451 million, subject to pre- and post-closing adjustments. See Note 3 “Portfolio” to our June 30, 2007, consolidated financial statements. At June 30, 2007, we estimated the enterprise value of Mercury to be $406 million given that the closing of the transaction was subject to certain closing conditions, including regulatory approvals, and the sales price was subject to pre- and post-closing adjustments and certain holdback provisions. Using the enterprise value at June 30, 2007, of $406 million we determined the value of our investments in Mercury to be $320.1 million, which included unrealized appreciation of $234.8 million at June 30, 2007. This is an increase in unrealized appreciation of $18.2 million for the three months ended June 30, 2007, and $74.9 million for the six months ended June 30, 2007. Net change in unrealized appreciation or depreciation included a decrease in unrealized appreciation of $0.4 million and a net increase in unrealized appreciation of $4.3 million for the three and six months ended June 30, 2006, respectively, on our investment in Mercury. We received valuation assistance from Duff & Phelps for our investment in Mercury at June 30, 2007, and December 31, 2006. The transaction was expected to close in the third quarter of 2007, upon satisfying certain closing conditions, including regulatory approvals. See “Valuation Methodology — Private Finance” above for further discussion of the third-party valuation assistance we received.
      Valuation of Business Loan Express, LLC. Our investment in BLX totaled $324.6 million at cost and $220.8 million at value at June 30, 2007, and $295.3 million at cost and $210.7 million at value at December 31, 2006. To determine the value of our investment in BLX at June 30, 2007, we performed numerous valuation analyses to determine a range of values including: (1) analysis of comparable public company trading multiples; (2) analysis of BLX’s value assuming an initial public offering; (3) analysis of merger and acquisition transactions for financial services companies; (4) a discounted dividend analysis; and (5) adding BLX’s net asset value (adjusted for certain discounts) to the estimated value of BLX’s business operations, which was determined by using a discounted cash flow model. In performing the valuation analyses at June 30, 2007, we continued to consider the impact of various changes in BLX’s business model due to the competitive environment. We also continued to consider BLX’s current regulatory issues and ongoing investigations and litigation as well as various strategic alternatives. (See “— Private Finance, Business Loan Express, LLC” above.) We received valuation assistance from Duff & Phelps for our investment in BLX at June 30, 2007, and December 31, 2006. See “Valuation Methodology — Private Finance” above for further discussion of the third-party valuation assistance we received.
      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. The comparable group at June 30, 2007, was made up of CIT Group, Inc., Financial Federal Corporation, GATX Corporation, and Marlin Business Services Corporation, which is consistent with the comparable group at both March 31, 2007, and December 31, 2006.
      Our investment in BLX at June 30, 2007, was valued at $220.8 million. This fair value was within the range of values determined by our valuation analyses discussed above. Unrealized depreciation on our investment was $103.8 million at June 30, 2007. Net change in unrealized appreciation or depreciation included a net decrease of $19.1 million for both the three and six months ended June 30, 2007, and a net decrease of $10.9 million and $33.6 million for the three and six months ended June 30, 2006, respectively.
      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average common shares used to compute diluted earnings per share, which were 156.1 million and 143.2 million for the three months ended June 30, 2007 and 2006, respectively, and were 154.4 million and 142.5 million for the six months ended June 30, 2007 and 2006, respectively.

Comparison of the Years Ended December 31, 2006, 2005, and 2004
      The following table summarizes our operating results for the years ended December 31, 2006, 2005, and 2004.

				Percent				Percent
	2006	2005	Change	Change	2005	2004	Change	Change
(in thousands, except per share amounts)
Interest and Related Portfolio Income
Interest and dividends	$386,427	$317,153	$69,274	22%	$317,153	$319,642	$(2,489)	(1)%
Fees and other income	66,131	56,999	9,132	16%	56,999	47,448	9,551	20%

Total interest and related portfolio income	452,558	374,152	78,406	21%	374,152	367,090	7,062	2%

Expenses
Interest	100,600	77,352	23,248	30%	77,352	75,650	1,702	2%
Employee	92,902	78,300	14,602	19%	78,300	53,739	24,561	46%
Employee stock options	15,599	—	15,599	—	—	—	—	—
Administrative	39,005	69,713	(30,708)	(44)%	69,713	34,686	35,027	101%

Total operating expenses	248,106	225,365	22,741	10%	225,365	164,075	61,290	37%

Net investment income before income taxes	204,452	148,787	55,665	37%	148,787	203,015	(54,228)	(27)%
Income tax expense (benefit), including excise tax	15,221	11,561	3,660	32%	11,561	2,057	9,504	462%

Net investment income	189,231	137,226	52,005	38%	137,226	200,958	(63,732)	(32)%

Net Realized and Unrealized Gains (Losses)
Net realized gains	533,301	273,496	259,805	95%	273,496	117,240	156,256	133%
Net change in unrealized appreciation or depreciation	(477,409)	462,092	(939,501)	*	462,092	(68,712)	530,804	*

Total net gains (losses)	55,892	735,588	(679,696)	*	735,588	48,528	687,060	*

Net income	$245,123	$872,814	$(627,691)	(72)%	$872,814	$249,486	$623,328	250%

Diluted earnings per common share	$1.68	$6.36	$(4.68)	(74)%	$6.36	$1.88	$4.48	238%

Weighted average common shares outstanding — diluted	145,599	137,274	8,325	6%	137,274	132,458	4,816	4%

*	Net change in unrealized appreciation or depreciation and net gains (losses) can fluctuate significantly from year to year.

     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income and fees and other income.
      Interest and Dividends. Interest and dividend income for the years ended December 31, 2006, 2005, and 2004, was composed of the following:

	2006	2005	2004
($ in millions)
Interest
Private finance loans and debt securities	$359.9	$251.0	$195.2
CMBS and CDO portfolio	—	29.4	93.3
Commercial mortgage loans	8.3	7.6	9.4
Cash, U.S. Treasury bills, money market and other securities	14.0	9.4	3.1

Total interest	382.2	297.4	301.0
Dividends	4.2	19.8	18.6

Total interest and dividends	$386.4	$317.2	$319.6

      The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The interest-bearing investments in the portfolio at value and the yield on the interest-bearing investments in the portfolio at December 31, 2006, 2005, and 2004, were as follows:

	2006		2005		2004

($ in millions)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)

Private finance loans and debt securities	$3,185.2	11.9%	$2,094.9	13.0%	$1,602.9	13.9%
CMBS and CDO	—	—	—	—	586.4	15.4%
Commercial mortgage loans	71.9	7.5%	102.6	7.6%	95.0	6.8%

Total	$3,257.1	11.8%	$2,197.5	12.8%	$2,284.3	14.0%

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.
     Our interest income from our private finance loans and debt securities has increased year over year primarily as a result of the growth in this portfolio, net of the reduction in yield. The private finance portfolio yield at December 31, 2006, of 11.9% as compared to the private finance portfolio yield of 13.0% and 13.9% at December 31, 2005 and 2004, respectively, reflects the mix of debt investments in the private finance portfolio. The weighted average yield varies from year to year based on the current stated interest on loans and debt securities and the amount of loans and debt securities for which interest is not accruing. See the discussion of the private finance portfolio yield above under the caption “— Portfolio and Investment Activity — Private Finance.”
      There was no interest income from the CMBS and real estate-related CDO portfolio in 2006 as we sold this portfolio on May 3, 2005. The CMBS and CDO portfolio sold had a cost basis of $718.1 million and a weighted average yield on the cost basis of the portfolio of approximately 13.8%. We generally reinvested the principal proceeds from the CMBS and CDO portfolio into our private finance portfolio.
      Our interest income from cash, U.S. Treasury bills, money market and other securities has increased primarily as a result of the fluctuations in our level of investments in U.S. Treasury bills, money market and other securities and the weighted average yield on these securities. During the fourth quarter of 2005, we established a liquidity portfolio that is composed primarily of money market and other securities and U.S. Treasury bills. See “Financial Condition, Liquidity and Capital Resources” below. The value and weighted average yield of the liquidity portfolio was $201.8 million and 5.3%, respectively, at December 31, 2006, and $200.3 million and 4.2%, respectively, at December 31, 2005.
      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from year to year depending upon the timing and amount of dividends that are declared or paid by a portfolio company on preferred or common equity interests. Dividend income for the year ended December 31, 2006, did not include any dividends from BLX. See “— Private Finance, Business Loan Express, LLC” above. Dividend income for the years ended December 31, 2005 and 2004, included dividends from BLX on the Class B equity interests held by us of $14.0 million and $14.8 million, respectively. For the year ended December 31, 2005, $12.0 million of these dividends were paid in cash and $2.0 million of these dividends were paid through the issuance of additional Class B equity interests. For the year ended December 31, 2004, the dividends were paid through the issuance of additional Class B equity interests.
      Fees and Other Income. Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management and consulting services to portfolio companies, commitments, guarantees, and other services and loan prepayment premiums. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.
      Fees and other income for the years ended December 31, 2006, 2005, and 2004, included fees relating to the following:

	2006	2005	2004
($ in millions)
Structuring and diligence	$37.3	$24.6	$18.4
Management, consulting and other services provided to portfolio companies(1)	11.1	14.4	11.4
Commitment, guaranty and other fees from portfolio companies(2)	8.8	9.3	9.4
Loan prepayment premiums	8.8	6.3	5.5
Other income	0.1	2.4	2.7

Total fees and other income(3)	$66.1	$57.0	$47.4

(1)	2006 includes $1.8 million in management fees from Advantage prior to its sale on March 29, 2006. See “— Portfolio and Investment Activity” above for further discussion. 2005 and 2004 include $6.5 million and $3.1 million, respectively, in management fees from Advantage.

(2)	Includes guaranty and other fees from BLX of $6.1 million, $6.3 million, and $6.0 million for 2006, 2005, and 2004, respectively. See “— Private Finance, Business Loan Express, LLC” above.

(3)	Fees and other income related to the CMBS and CDO portfolio were $4.1 million and $6.2 million for 2005 and 2004, respectively. As noted above, we sold our CMBS and CDO portfolio on May 3, 2005.
     Fees and other income are generally related to specific transactions or services and therefore may vary substantially from year to year depending on the level of investment activity and types of services provided. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      Structuring and diligence fees primarily relate to the level of new investment originations. Private finance investments funded were $2.4 billion for the year ended December 31, 2006, as compared to $1.5 billion and $1.1 billion for the years ended December 31, 2005 and 2004, respectively. Structuring and diligence fees for the years ended December 31, 2006, 2005, and 2004, included structuring fees from companies more than 25% owned totaling $8.3 million, $9.1 million, and $11.4 million, respectively.
      Loan prepayment premiums for the year ended December 31, 2006, included $5.0 million related to the repayment of our subordinated debt in connection with the sale of our majority equity interest in Advantage on March 29, 2006. See “— Portfolio and Investment Activity” above for further discussion. While the scheduled maturities of private finance and commercial real estate loans generally range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment.
      Mercury, BLX and Advantage. Mercury and BLX were our largest investments at value at December 31, 2006, and together represented 9.3% of our total assets. Advantage and BLX were our largest investments at value at December 31, 2005 and 2004, and together represented 25.3% and 19.0% of our total assets, respectively.
      Total interest and related portfolio income from these investments for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Mercury	$9.9	$9.5	$7.4
BLX	$19.7	$37.5	$50.0
Advantage(1)	$14.1	$37.4	$21.3

(1)	Includes income from the period we had a majority interest only. See “— Portfolio and Investment Activity” above for further discussion.
     See “— Portfolio and Investment Activity” above for further detail on Mercury, BLX and Advantage.
      Operating Expenses. Operating expenses include interest, employee, employee stock options, and administrative expenses.
      Interest Expense. The fluctuations in interest expense during the years ended December 31, 2006, 2005, and 2004, were primarily attributable to changes in the level of our borrowings under various notes payable and our revolving line of credit. Our borrowing activity and weighted average cost of debt, including fees and debt financing costs, at and for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
Total outstanding debt	$1,899.1	$1,284.8	$1,176.6
Average outstanding debt	$1,491.0	$1,087.1	$985.6
Weighted average cost(1)	6.5%	6.5%	6.6%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees, other facility fees and debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

     In addition, interest expense included interest paid to the Internal Revenue Service related to installment sale gains totaling $0.9 million and $0.6 million for the years ended December 31, 2006 and 2005, respectively. See “Dividends and Distributions” below.
      Interest expense also included interest on our obligations to replenish borrowed Treasury securities related to our hedging activities of $0.7 million, $1.4 million, and $5.2 million for the years ended December 31, 2006, 2005, and 2004, respectively.
      Employee Expense. Employee expenses for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
Salaries and employee benefits	$73.8	$57.3	$40.7
Individual performance award (IPA)	8.1	7.0	13.4
IPA mark to market expense (benefit)	2.9	2.0	(0.4)
Individual performance bonus (IPB)	8.1	6.9	—
Transition compensation, net(1)	—	5.1	—

Total employee expense	$92.9	$78.3	$53.7

Number of employees at end of period	170	131	162

(1)	Transition compensation for the year ended December 31, 2005, included $3.1 million of costs under retention agreements and $3.1 million of transition services bonuses awarded to certain employees in the commercial real estate group as a result of the sale of the CMBS and CDO portfolio. Transition compensation costs were reduced by $1.1 million for salary reimbursements from CWCapital under a transition services agreement.
     The change in salaries and employee benefits reflects the effect of an increase in number of employees, compensation increases, and the change in mix of employees given their area of responsibility and relevant experience level. The overall increase in employee expense during 2006 also reflects the competitive environment for attracting and retaining talent in the private equity industry. Salaries and employee benefits include an accrual for employee bonuses, which are generally paid annually after the completion of the fiscal year. Salaries and employee benefits included bonus expense of $38.2 million, $26.9 million, and $12.4 million for the years ended December 31, 2006, 2005, and 2004, respectively.
      At December 31, 2006 and 2005, the total accrued bonus was $38.2 million and $26.9 million, respectively, and was included in Accounts Payable and Other Liabilities on the accompanying Balance Sheet.
      See “Employee Expense” included in the “Comparison of the Three and Six Months Ended June 30, 2007 and 2006” above for a discussion of the IPA and the IPB.
      Stock Options Expense. In December 2004, the FASB issued Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”). We adopted the Statement in the first quarter of 2006 as discussed above under “Stock Options Expense” included in the “Comparison of the Three and Six Months Ended June 30, 2007 and 2006.” The stock option expense for the year ended December 31, 2006, was as follows:

2006
($ in millions)
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$13.2
Options granted on or after January 1, 2006	2.4

Total employee stock option expense	$15.6

      In addition to the employee stock option expense, for the year ended December 31, 2006, administrative expense included $0.2 million of expense related to options granted to directors during the year. Options granted to non-officer directors vest on the grant date and therefore, the full expense is recorded on the grant date.
      Administrative Expense. Administrative expenses include legal and accounting fees, valuation assistance fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, portfolio origination and development expenses, travel costs, stock record expenses, directors’ fees and stock option expense, and various other expenses. Administrative expenses for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
Administrative expenses	$34.0	$33.3	$30.1
Investigation and litigation costs	5.0	36.4	4.6

Total administrative expenses	$39.0	$69.7	$34.7

      The increase in administrative expenses, excluding investigation and litigation costs, for the year ended December 31, 2005, over the year ended December 31, 2004, was primarily due to increased expenses related to evaluating potential new investments of $2.0 million, accounting fees of $0.8 million, recruiting and employee training costs of $0.6 million, and valuation assistance fees of $0.5 million, offset by a decrease in expenses related to a decline in portfolio workout expenses of $0.6 million.
      Investigation and litigation costs include costs associated with requests for information in connection with government investigations and other legal matters. We expect that we will continue to incur legal and other costs associated with these matters. These expenses remain difficult to predict. See Note 16, “Litigation” of our Notes to the 2006 Consolidated Financial Statements and “Legal Proceedings” below.
      Income Tax Expense (Benefit), Including Excise Tax.     Income tax expense (benefit) for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Income tax expense (benefit)	$0.1	$5.4	$1.1
Excise tax expense(1)	15.1	6.2	1.0

Income tax expense (benefit), including excise tax	$15.2	$11.6	$2.1

(1)	2006 includes an accrual for estimated excise tax of $15.4 million for the year ended December 31, 2006, net of the reversal of over accrued estimated excise taxes related to 2005 of $0.3 million.
     Our wholly owned subsidiary, A.C. Corporation, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate based on its operating results in a given period. In addition, our estimated annual taxable income for 2006 exceeded our dividend distributions to shareholders for 2006 from such taxable income, and such estimated excess taxable income will be distributed in 2007. Therefore, we will be required to pay a 4% excise tax on the excess of 98% of our taxable income for 2006 over the amount of actual distributions for 2006. Accordingly, we accrued an estimated excise tax of $15.4 million for the year ended December 31, 2006, based upon our current estimate of annual taxable income for 2006. See “Dividends and Distributions.”
      While excise tax expense is presented in the Consolidated Statement of Operations as a reduction to net investment income, excise tax relates to both net investment income and net realized gains. At December 31, 2006 and 2005, excise tax payable was $15.4 million and $6.2 million, respectively, which was included in Accounts Payable and Other Liabilities on the accompanying Balance Sheet.
      Realized Gains and Losses. Net realized gains primarily result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds and CDO bonds and preferred shares, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
Realized gains	$557.5	$343.1	$267.7
Realized losses	(24.2)	(69.6)	(150.5)

Net realized gains	$533.3	$273.5	$117.2

      When we exit an investment and realize a gain or loss, we make an accounting entry to reverse any unrealized appreciation or depreciation, respectively, we had previously recorded to reflect the appreciated or depreciated value of the investment. For the years ended December 31, 2006, 2005, and 2004, we reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized as follows:

	2006	2005(1)	2004
($ in millions)
Reversal of previously recorded net unrealized appreciation associated with realized gains	$(501.5)	$(108.0)	$(210.5)
Reversal of previously recorded net unrealized depreciation associated with realized losses	22.5	68.0	151.8

Total reversal	$(479.0)	$(40.0)	$(58.7)

(1)	Includes the reversal of net unrealized appreciation of $6.5 million on the CMBS and CDO assets sold and the related hedges. The net unrealized appreciation recorded on these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole.

     Realized gains for the years ended December 31, 2006, 2005, and 2004, were as follows:
($ in millions)

2006

Portfolio Company	Amount

Private Finance:
Advantage Sales & Marketing, Inc.(1)	$434.4
STS Operating, Inc.	94.8
Oriental Trading Company, Inc.	8.9
Advantage Sales & Marketing, Inc.(2)	4.8
United Site Services, Inc.	3.3
Component Hardware Group, Inc.	2.8
Opinion Research Corporation	1.9
Nobel Learning Communities, Inc.	1.5
MHF Logistical Solutions, Inc.	1.2
The Debt Exchange, Inc.	1.1
Other	1.5

Total private finance	556.2

Commercial Real Estate:
Other	1.3

Total commercial real estate	1.3

Total realized gains	$557.5

2005

Portfolio Company	Amount

Private Finance:
Housecall Medical Resources, Inc.	$53.7
Fairchild Industrial Products Company	16.2
Apogen Technologies Inc.	9.0
Polaris Pool Systems, Inc.	7.4
MasterPlan, Inc.	3.7
U.S. Security Holdings, Inc.	3.3
Ginsey Industries, Inc.	2.8
E-Talk Corporation	1.6
Professional Paint, Inc.	1.6
Oriental Trading Company, Inc.	1.0
Woodstream Corporation	0.9
Impact Innovations Group, LLC	0.8
DCS Business Services, Inc.	0.7
Other	3.4

Total private finance	106.1

Commercial Real Estate:
CMBS/CDO assets, net(3)	227.7
Other	9.3

Total commercial real estate	237.0

Total realized gains	$343.1

2004

Portfolio Company	Amount

Private Finance:
The Hillman Companies, Inc.	$150.3
CorrFlex Graphics, LLC	25.7
Professional Paint, Inc.	13.7
Impact Innovations Group, LLC	11.1
The Hartz Mountain Corporation	8.3
Housecall Medical Resources, Inc.	7.2
International Fiber Corporation	5.2
CBA-Mezzanine Capital Finance, LLC	4.1
United Pet Group, Inc.	3.8
Oahu Waste Services, Inc.	2.8
Grant Broadcasting Systems II	2.7
Matrics, Inc.	2.1
SmartMail, LLC	2.1
Other	7.6

Total private finance	246.7

Commercial Real Estate:
CMBS/CDO assets, net(3)	17.4
Other	3.6

Total commercial real estate	21.0

Total realized gains	$267.7

(1)	Represents the realized gain on our majority equity investment only. See “—Private Finance” above.

(2)	Represents a realized gain on our minority equity investment only. See “—Private Finance” above.

(3)	Net of net realized losses from related hedges of $0.7 million and $3.8 million for the years ended December 31, 2005 and 2004, respectively.

     Realized losses for the years ended December 31, 2006, 2005, and 2004, were as follows:
($ in millions)

2006

Portfolio Company	Amount

Private Finance:
Staffing Partners Holding Company, Inc.	$10.6
Acme Paging, L.P.	4.7
Cooper Natural Resources, Inc.	2.2
Aspen Pet Products, Inc.	1.6
Nobel Learning Communities, Inc.	1.4
Other	1.6

Total private finance	22.1

Commercial Real Estate:
Other	2.1

Total commercial real estate	2.1

Total realized losses	$24.2

2005

Portfolio Company	Amount

Private Finance:
Norstan Apparel Shops, Inc.	$18.5
Acme Paging, L.P.	13.8
E-Talk Corporation	9.0
Garden Ridge Corporation	7.1
HealthASPex, Inc.	3.5
MortgageRamp, Inc.	3.5
Maui Body Works, Inc.	2.7
Packaging Advantage Corporation	2.2
Other	3.7

Total private finance	64.0

Commercial Real Estate:
Other	5.6

Total commercial real estate	5.6

Total realized losses	$69.6

2004

Portfolio Company	Amount

Private Finance:
American Healthcare Services, Inc.	$32.9
The Color Factory, Inc.	24.5
Executive Greetings, Inc.	19.3
Sydran Food Services II, L.P.	18.2
Ace Products, Inc.	17.6
Prosperco Finanz Holding AG	7.5
Logic Bay Corporation	5.0
Sun States Refrigerated Services, Inc.	4.7
Chickasaw Sales & Marketing, Inc.	3.8
Sure-Tel, Inc.	2.3
Liberty-Pittsburgh Systems, Inc.	2.0
EDM Consulting, LLC	1.9
Pico Products, Inc.	1.7
Impact Innovations Group, LLC	1.7
Interline Brands, Inc.	1.3
Startec Global Communications Corporation	1.1
Other	2.7

Total private finance	148.2

Commercial Real Estate:
Other	2.3

Total commercial real estate	2.3

Total realized losses	$150.5

      Change in Unrealized Appreciation or Depreciation. For a discussion of our fair value methodology, see “Change in Unrealized Appreciation or Depreciation” included in the “Comparison of the Three and Six Months Ended June 30, 2007 and 2006” above.
      Private Finance. We receive third-party valuation assistance from Duff & Phelps and Houlihan Lokey Howard and Zukin for our private finance portfolio. See “Change in Unrealized Appreciation or Depreciation” included in the “Comparison of the Three and Six Months Ended June 30, 2007

and 2006” above for further discussion of the third-party valuation assistance we received. For the years ended December 31, 2006 and 2005, we received third-party valuation assistance as follows:

	2006				2005

	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1

Number of private finance portfolio companies reviewed	81	105	78	78	80	89	72	36
Percentage of private finance portfolio reviewed at value	82.9%	86.5%	89.6%	87.0%	92.4%	89.3%	83.0%	74.5%
      Professional fees for third-party valuation assistance for the years ended December 31, 2006, 2005, and 2004, were $1.5 million, $1.4 million, and $0.9 million, respectively.
      Net Change in Unrealized Appreciation or Depreciation. Net change in unrealized appreciation or depreciation for the years ended December 31, 2006, 2005, and 2004, consisted of the following:

	2006(1)	2005(1)	2004(1)
($ in millions)
Net unrealized appreciation or depreciation	$1.6	$502.1	$(10.0)
Reversal of previously recorded unrealized appreciation associated with realized gains	(501.5)	(108.0)	(210.5)
Reversal of previously recorded unrealized depreciation associated with realized losses	22.5	68.0	151.8

Net change in unrealized appreciation or depreciation	$(477.4)	$462.1	$(68.7)

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from year to year. As a result, annual comparisons may not be meaningful.
     Valuation of Business Loan Express, LLC. Our investment in BLX totaled $295.3 million at cost and $210.7 million at value at December 31, 2006, and $299.4 million at cost and $357.1 million at value at December 31, 2005. To determine the value of our investment in BLX at December 31, 2006, we performed numerous valuation analyses to determine a range of values including: (1) analysis of comparable public company trading multiples; (2) analysis of BLX’s value assuming an initial public offering; (3) analysis of merger and acquisition transactions for financial services companies; (4) a discounted dividend analysis; and (5) adding BLX’s net asset value (adjusted for certain discounts) to the value of BLX’s business operations, which was determined by using a discounted cash flow model. In performing the valuation analyses at December 31, 2006, we considered the impact of various changes in BLX’s business model due to the competitive environment for small business loans and BLX’s newer non-SBA real estate lending products. We also considered BLX’s regulatory issues and ongoing investigations when we performed our valuation as of December 31, 2006. (See Note 3, “Portfolio” of our Notes to the 2006 Consolidated Financial Statements.) The competitive SBA lending environment, our estimates of future profitability, and the impact of BLX’s legal and regulatory matters resulted in a decrease in the value of our investment in BLX at December 31, 2006. We received valuation assistance from Duff & Phelps for our investment in BLX at December 31, 2006, 2005, and 2004. See “Change in Unrealized Appreciation or Depreciation” included in the “Comparison of the Three and Six Months Ended June 30, 2007 and 2006” above for further discussion of the third-party valuation assistance we received.
      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. The comparable group at December 31, 2006, was made up of CIT Group, Inc., Financial Federal

Corporation, GATX Corporation, and Marlin Business Services Corporation, which is consistent with the comparable group at December 31, 2005.
      Our investment in BLX at December 31, 2006, was valued at $210.7 million. This fair value was within the range of values determined by our valuation analyses discussed above. Unrealized depreciation on our investment was $84.6 million at December 31, 2006. Net change in unrealized appreciation or depreciation included a net decrease of $142.3 million and $32.3 million for the years ended December 31, 2006 and 2004, respectively, and a net increase of $2.9 million for the year ended December 31, 2005.
      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average common shares used to compute diluted earnings per share, which were 145.6 million, 137.3 million, and 132.5 million for the years ended December 31, 2006, 2005, and 2004, respectively.
OTHER MATTERS
      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as we qualify as a regulated investment company, we generally are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.
      Dividends are paid to shareholders from taxable income. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses generally are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. See “Dividends and Distributions” below.
      Dividends declared and paid by us in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. See “Dividends and Distributions” below.
      In order to maintain our status as a regulated investment company and obtain regulated investment company tax benefits, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.
DIVIDENDS AND DISTRIBUTIONS
      Total regular quarterly dividends to common shareholders were $2.42, $2.30, and $2.28 per common share for the years ended December 31, 2006, 2005, and 2004, respectively. An extra cash dividend of $0.05, $0.03 and $0.02 per common share was declared during 2006, 2005, and 2004, respectively, and was paid to shareholders on January 19, 2007, January 27, 2006, and January 28, 2005, respectively.
      Dividends to common shareholders for the six months ended June 30, 2007 and 2006, were $193.4 million and $166.6 million, respectively, or $1.27 per common share for the first half of 2007 and $1.19 per common share for the first half of 2006.
      The Board of Directors has declared a dividend of $0.65 per common share for both the third and fourth quarters of 2007.
      Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared considering our estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid from such taxable income for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code (see discussion below). Such income will be treated under the Code as having been distributed during the prior year for purposes of our qualification for RIC tax treatment for such year. The maximum amount of excess taxable income that we may carry over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. Excess taxable income carried over and paid out in the next year is generally subject to a nondeductible 4% excise tax. We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.
      Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses generally are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

      The summary of our taxable income and distributions of such taxable income for the years ended December 31, 2006, 2005, and 2004, is as follows:

	2006	2005	2004
($ in millions)
	(ESTIMATED)(1)
Taxable income(2)	$595.5	$445.0	$323.2
Taxable income earned in current year and carried forward for distribution in next year	(397.1)	(156.5)	(26.0)
Taxable income earned in prior year and carried forward and distributed in current year	156.5	26.0	2.1

Total dividends to common shareholders	$354.9	$314.5	$299.3

(1)	Our taxable income for 2006 is an estimate and will not be finally determined until we file our 2006 tax return in September 2007. Therefore, the final taxable income and the taxable income earned in 2006 and carried forward for distribution in 2007 may be different than the estimate above. See “Risk Factors” above and Note 10, “Dividends and Distributions and Taxes” of our Notes to the 2006 Consolidated Financial Statements.

(2)	See Note 10, “Dividends and Distributions and Taxes” of our Notes to the 2006 Consolidated Financial Statements for further information on the differences between net income for book purposes and taxable income.
     Our estimated annual taxable income for 2006 exceeded our dividend distributions to shareholders for 2006 from such taxable income, and, therefore, we have carried over excess taxable income, which is currently estimated to be $397.1 million, for distribution to shareholders in 2007. Estimated excess taxable income for 2006 represents approximately $120.6 million of ordinary income and approximately $276.5 million of net long-term capital gains. Our taxable income for 2006 is an estimate and will not be finally determined until we file our 2006 tax return in September 2007. Therefore, the excess taxable income earned in 2006 and carried forward for distribution in 2007 may be different from this estimate.
      Dividends paid in 2007 will first be paid out of the excess taxable income carried over from 2006. For the first and second quarters of 2007, we paid dividends of $193.4 million. The remainder of 2006 estimated excess taxable income to be distributed during the second half of 2007 is approximately $203.7 million. In accordance with regulated investment company distribution rules, we must declare current year dividends to be paid from carried over excess taxable income from 2006 before we file our 2006 tax return in September 2007, and we must pay such dividends by December 31, 2007. To comply with these rules, on July 27, 2007, our Board of Directors declared a $0.65 per share dividend for both the third and fourth quarters of 2007. The third and fourth quarter dividends will be paid on September 26, 2007, and December 26, 2007, respectively. We expect that substantially all of the 2007 dividend payments will be made from excess 2006 taxable earnings.
      Given that substantially all of 2007’s dividend payments will be made from excess taxable income carried over from 2006, we currently expect to carry over substantially all of our estimated annual taxable income for 2007 for distribution to shareholders in 2008. We will generally be required to pay a 4% excise tax on the excess of 98% of our taxable income for 2007 over the amount of actual distributions from such taxable income in 2007. For the six months ended June 30, 2007, we have recorded an excise tax of $7.6 million. Excise taxes are accrued based upon estimated excess taxable income as estimated taxable income is earned, therefore, the excise tax accrued to date in 2007 may be adjusted as appropriate in the remainder of 2007 to reflect changes in our estimate of the carry over amount and additional excise tax may be accrued during the remainder of 2007 as additional excess taxable income is earned, if any. Our ability to earn the estimated annual taxable income for 2007 depends on many factors, including our ability to make new investments at attractive yields, the level of repayments in the portfolio, the realization of gains or losses from portfolio exits, and the level of operating expenses incurred. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.”

      In addition to excess taxable income available to be carried over from one tax year for distribution in the following tax year, we currently estimate that we have cumulative deferred taxable income related to installment sale gains of approximately $220.7 million as of December 31, 2006, which is composed of cumulative deferred taxable income of $39.6 million as of December 31, 2005, and approximately $181.1 million for the year ended December 31, 2006. These gains have been recognized for financial reporting purposes in the respective years they were realized, but generally will be deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. The installment sale gains for 2006 are estimates and will not be finally determined until we file our 2006 tax return in September 2007. See “Other Matters — Regulated Investment Company Status” above.
      To the extent that installment sale gains are deferred for recognition in taxable income, we pay interest to the Internal Revenue Service. Installment-related interest expense for the six months ended June 30, 2007 and 2006, was $2.3 million and $0.4 million, respectively, and for the years ended December 31, 2006 and 2005 was $0.9 million and $0.6 million, respectively. This interest is included in interest expense in our consolidated statement of operations. See “— Results of Operations” above.
FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES
      At June 30, 2007, and December 31, 2006 and 2005, our liquidity portfolio (see below), cash and investments in money market and other securities, total assets, total debt outstanding, total shareholders’ equity, debt to equity ratio and asset coverage for senior indebtedness were as follows:

($ in millions)	2007	2006	2005

Liquidity portfolio (including money market and other securities: 2007-$200.7; 2006-$201.8; 2005-$100.0)	$200.7	$201.8	$200.3
Cash and investments in money market securities (including money market and other securities: 2007-$103.7; 2006-$0.4; 2005-$22.0)	$149.3	$2.1	$53.3
Total assets	$5,045.5	$4,887.5	$4,025.9
Total debt outstanding	$1,921.8	$1,899.1	$1,284.8
Total shareholders’ equity	$2,991.1	$2,841.2	$2,620.5
Debt to equity ratio(1)	0.64	0.67	0.49
Asset coverage ratio(2)	256%	250%	309%

(1)	The debt to equity ratio adjusted for the liquidity portfolio and cash and investments in money market securities was 0.53, 0.60, and 0.39 at June 30, 2007, and December 31, 2006 and 2005, respectively, which is calculated as (a) total debt less the value of the liquidity portfolio divided by (b) total shareholders’ equity.
(2)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.
     Cash generated from the portfolio includes cash flow from net investment income and net realized gains and principal collections related to investment repayments or sales. Cash flow provided by our operating activities before new investment activity for the six months ended June 30, 2007 and 2006, and for the years ended December 31, 2006, 2005, and 2004, was as follows:

	For the Six Months		For the Year Ended
	Ended June 30,		December 31,

	2007	2006	2006	2005	2004
($ in millions)
Net cash provided by (used in) operating activities	$122.8	$126.8	$(597.5)	$116.0	$(179.3)
Add: portfolio investments funded	659.1	1,071.2	2,257.8	1,668.1	1,472.4

Total cash provided by operating activities before new investments	$781.9	$1,198.0	$1,660.3	$1,784.1	$1,293.1

      In addition to the net cash flow provided by our operating activities before funding investments, we have sources of liquidity through our liquidity portfolio and revolving line of credit as discussed below.
      At June 30, 2007, and December 31, 2006 and 2005, the value and yield of the securities in the liquidity portfolio were as follows:

	2007		2006		2005

	Value	Yield	Value	Yield	Value	Yield
($ in millions)
U.S. Treasury bills	$—	—	$—	—	$100.3	4.3%
Money market securities	140.7	5.2%	161.2	5.3%	100.0	4.1%
Certificate of Deposit(1)	60.0	5.5%	40.6	5.6%	—	—

Total	$200.7	5.3%	$201.8	5.3%	$200.3	4.2%

(1)	The certificate of deposit at June 30, 2007, matures in September 2007.
     The liquidity portfolio was established to provide a pool of liquid assets within our balance sheet given that our investment portfolio is primarily composed of private, illiquid assets for which there is no readily available market. We assess the amount held in and the composition of the liquidity portfolio throughout the year.
      We invest otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term securities. We place our cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.
      We employ an asset-liability management approach that focuses on matching the estimated maturities of our investment portfolio to the estimated maturities of our borrowings. We use our revolving line of credit facility as a means to bridge to long-term financing in the form of debt or equity capital, which may or may not result in temporary differences in the matching of estimated maturities. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $886.0 million on June 30, 2007. We evaluate our interest rate exposure on an ongoing basis. Generally, we seek to fund our primarily fixed-rate debt portfolio and our equity portfolio with fixed-rate debt or equity capital. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.
      During the six months ended June 30, 2007 and 2006, we sold new equity of $93.8 million and $83.0 million, respectively, in public offerings. During the years ended December 31, 2006 and 2004, we sold new equity of $295.8 million and $70.3 million, respectively, in public offerings. We did not sell new equity in a public offering during the year ended December 31, 2005. During the years ended December 31, 2005 and 2004, we issued $7.2 million and $3.2 million, respectively, of our common stock as consideration for investments. In addition, shareholders’ equity increased by $20.4 million, $15.9 million, $27.7 million, $77.5 million, and $51.3 million through the exercise of stock options, the collection of notes receivable from the sale of common stock, and the issuance of shares through our dividend reinvestment plan for the six months ended June 30, 2007 and 2006, and for the years ended December 31, 2006, 2005, and 2004, respectively.
      We currently target a debt to equity ratio ranging between 0.50:1.00 to 0.70:1.00 because we believe that it is prudent to operate with a larger equity capital base and less leverage.

      At June 30, 2007, and December 31, 2006 and 2005, we had outstanding debt as follows:

	2007					2006					2005

					Annual					Annual					Annual
					Return to					Return to					Return to
			Annual		Cover			Annual		Cover			Annual		Cover
	Facility	Amount	Interest		Interest	Facility	Amount	Interest		Interest	Facility	Amount	Interest		Interest
	Amount	Outstanding	Cost(1)		Payments(2)	Amount	Outstanding	Cost(1)		Payments(2)	Amount	Outstanding	Cost(1)		Payments(2)
($ in millions)
Notes payable and debentures:
Privately issued unsecured notes payable	$1,041.8	$1,041.8	6.1%		1.2%	$1,041.4	$1,041.4	6.1%		1.3%	$1,164.5	$1,164.5	6.2%		1.8%
Publicly issued unsecured notes payable	880.0	880.0	6.7%		1.2%	650.0	650.0	6.6%		0.9%	—	—	—		—%
SBA debentures (3)	—	—	—%		—%	—	—	—%		—%	28.5	28.5	7.5%		0.1%

Total notes payable and debentures	1,921.8	1,921.8	6.4%		2.4%	1,691.4	1,691.4	6.3%		2.2%	1,193.0	1,193.0	6.3%		1.9%
Revolving line of credit(6)	922.5	—	—	%(4)	0.1%	922.5	207.7	6.4	%(4)	0.3%	772.5	91.8	5.6	%(4)	0.2%

Total debt	$2,844.3	$1,921.8	6.6	%(5)	2.5%	$2,613.9	$1,899.1	6.5	%(5)	2.5%	$1,965.5	$1,284.8	6.5	% (5)	2.1%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees, other facility fees and the amortization of debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The annual return to cover interest payments is calculated as the June 30, 2007, or December 31, 2006 or 2005, annualized cost of debt per class of financing outstanding divided by total assets at June 30, 2007, or December 31, 2006 or 2005, respectively.

(3)	The SBA debentures were repaid in full during 2006.

(4)	There were no amounts drawn on the revolving line of credit at June 30, 2007. The annual interest cost at December 31, 2006 and 2005, reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest rate payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs of $3.8 million, $3.9 million and $3.3 million at June 30, 2007, and December 31, 2006 and 2005, respectively.

(5)	The annual interest cost for total debt includes the annual cost of commitment fees and the amortization of debt financing costs on the revolving line of credit and other facility fees regardless of the amount outstanding on the facility as of the balance sheet date.

(6)	At June 30, 2007, $886.0 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $36.5 million issued under the credit facility.
     Privately Issued Unsecured Notes Payable. We have privately issued unsecured long-term notes to institutional investors, primarily insurance companies. The notes have five- or seven-year maturities and fixed rates of interest. The notes require payment of interest only semi-annually, and all principal is due upon maturity. At June 30, 2007, the notes had maturities from May 2008 to May 2013. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreements.
      We have issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as our other unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, we entered into a cross currency swap with a financial institution which fixed our interest and principal payments in U.S. dollars for the life of the debt.
      On October 16, 2006, we repaid $150.0 million of unsecured long-term debt that matured. This debt had a fixed interest rate of 7.2%. We used cash generated from operations and borrowings on our revolving line of credit to repay this debt.
      On May 1, 2006, we issued $50.0 million of unsecured long-term debt with a fixed interest rate of 6.8%. This debt matures in May 2013. The proceeds of this issuance were used to repay $25 million of 7.5% unsecured long-term debt that matured on May 1, 2006, and the remainder was used to fund new portfolio investments and for general corporate purposes.
      On October 13, 2005, we issued $261.0 million of five-year and $89.0 million of seven-year unsecured long-term notes, primarily to insurance companies. The five-and seven-year notes have fixed interest rates of 6.2% and 6.3%, respectively, and have substantially the same terms as our existing unsecured long-term notes. We used a portion of the proceeds from the new long-term note issuance to repay $125.0 million of our existing unsecured long-term notes that matured on October 15, 2005, and had an annual weighted average interest cost of 8.3%. During the second quarter of 2005, we repaid $40.0 million of the unsecured notes payable.
      Publicly Issued Unsecured Notes Payable. At June 30, 2007, we had outstanding publicly issued unsecured notes as follows:

	Amount	Maturity Date
($ in millions)
6.625% Notes due 2011	$400.0	July 15, 2011
6.000% Notes due 2012	250.0	April 1, 2012
6.875% Notes due 2047	230.0	April 15, 2047

Total	$880.0

      The 6.625% Notes due 2011 and the 6.000% Notes due 2012 require payment of interest only semi-annually, and all principal is due upon maturity. We have the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.
      On March 28, 2007, we completed the issuance of $200.0 million of 6.875% Notes due 2047 for net proceeds of $193.0 million. In April 2007, we issued additional notes, through an over-allotment option, totaling $30.0 million for net proceeds of $29.1 million. Net proceeds are net of underwriting discounts and estimated offering expenses. The notes are listed on the New York Stock Exchange under the trading symbol AFC.
      The 6.875% Notes due 2047 require payment of interest only quarterly, and all principal is due upon maturity. We may redeem these notes in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.
      Small Business Administration Debentures. Through our small business investment company subsidiary, we had debentures payable to the Small Business Administration (SBA) with contractual maturities of ten years. The notes required payment of interest only semi-annually, and all principal was due upon maturity. For the years ended December 31, 2006 and 2005, we repaid $28.5 million and $49.0 million, respectively, of this outstanding debt. At December 31, 2006, we had no outstanding borrowings from the SBA. Allied Investments L.P., our Small Business Investment Company (SBIC) subsidiary, surrendered its SBIC license and on October 1, 2006, Allied Investments L.P. was merged into its parent, Allied Capital Corporation. Therefore, the SBA is no longer a source of debt capital for us.
      Revolving Line of Credit. At June 30, 2007, we had an unsecured revolving line of credit with a committed amount of $922.5 million that expires on September 30, 2008. At our option, borrowings under the revolving line of credit generally bear interest at a rate equal to (i) LIBOR (for the period we select) plus 1.05% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount (whether used or unused). The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.
      At June 30, 2007, there were no outstanding borrowings on our unsecured revolving line of credit. The amount available under the line at June 30, 2007, was $886.0 million, net of amounts committed for standby letters of credit of $36.5 million. Net repayments under the revolving line of credit for the six months ended June 30, 2007, were $207.8 million. Net borrowings under the revolving line of credit for the year ended December 31, 2006, were $116.0 million.
      We have various financial and operating covenants required by the revolving line of credit and the privately issued unsecured notes payable outstanding at June 30, 2007. These covenants require us to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. These credit facilities provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, failure to pay judgments, attachment of our assets, change of control and the issuance of an order of dissolution. Certain of these events of default are subject to notice and cure periods or materiality thresholds. Our credit facilities limit our ability to declare dividends if we default under certain provisions. As of June 30, 2007, and December 31, 2006 and 2005, we were in compliance with these covenants.
      We have certain financial and operating covenants that are required by the publicly issued unsecured notes payable, including that we will maintain a minimum ratio of 200% of total assets to total borrowings, as required by the Investment Company Act of 1940, as amended, while these notes are outstanding. At June 30, 2007, and December 31, 2006, we were in compliance with these covenants.
      The following table shows our significant contractual obligations for the repayment of debt and payment of other contractual obligations as of June 30, 2007.

		Payments Due By Year

							After
	Total	2007	2008	2009	2010	2011	2011
($ in millions)
Unsecured notes payable	$1,921.8	$—	$153.0	$269.3	$408.0	$472.5	$619.0
Revolving line of credit(1)	—	—	—	—	—	—	—
Operating leases	22.4	2.2	4.4	4.6	4.5	1.8	4.9

Total contractual obligations	$1,944.2	$2.2	$157.4	$273.9	$412.5	$474.3	$623.9

(1)	At June 30, 2007, $886.0 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $36.5 million issued under the credit facility.

Off-Balance Sheet Arrangements
      In the ordinary course of business, we have issued guarantees and have extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. We have generally issued guarantees of debt, rental and lease obligations. Under these arrangements, we would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The following table shows our guarantees and standby letters of credit that may have the effect of creating, increasing, or accelerating our liabilities as of June 30, 2007.

		Amount of Commitment Expiration Per Year

							After
	Total	2007	2008	2009	2010	2011	2011
($ in millions)
Guarantees	$220.9	$3.3	$3.0	$208.3	$—	$4.4	$1.9
Standby letters of credit(1)	36.5	3.9	32.6	—	—	—	—

Total commitments(2)	$257.4	$7.2	$35.6	$208.3	$—	$4.4	$1.9

(1)	Standby letters of credit are issued under our revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, we have assumed that the standby letters of credit will expire contemporaneously with the expiration of our line of credit in September 2008.

(2)	Our most significant commitments relate to our investment in Business Loan Express, LLC (BLX), which commitments totaled $228.8 million at June 30, 2007. At June 30, 2007, we guaranteed 50% of the outstanding total obligations on BLX’s revolving line of credit, which expires in March 2009, for a total guaranteed amount of $205.8 million and we had also provided four standby letters of credit totaling $20.0 million in connection with four term securitizations completed by BLX. In addition, we have agreed to purchase the $3.0 million of Class A equity interests purchased by the chief executive officer of BLX at fair value in the event that BLX amends or otherwise restructures its existing senior credit facility or he is terminated for any reason. See “— Private Finance, Business Loan Express, LLC” above for further discussion.
     In addition, we had outstanding commitments to fund investments totaling $450.2 million at June 30, 2007. See “— Portfolio and Investment Activity — Outstanding Commitments” above. We intend to fund these commitments and prospective investment opportunities with existing cash, through cash flow from operations before new investments, through borrowings under our line of credit or other long-term debt agreements, or through the sale or issuance of new equity capital.
CRITICAL ACCOUNTING POLICIES
      The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, certain revenue recognition matters and certain tax matters as discussed below.
        Valuation of Portfolio Investments. As a business development company, we invest in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. Our investments may be subject to certain restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the Board of Directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/ or our equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.
      See “— Results of Operations — Change in Unrealized Appreciation or Depreciation” above for more discussion on portfolio valuation.
        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than our cost basis if the amount that would be repaid on the loan or debt security upon the sale or recapitalization of the portfolio company is greater than our cost basis.
      When we receive nominal cost warrants or free equity securities (nominal cost equity), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.
        Equity Securities. Our equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      The value of our equity investments in private debt and equity funds are generally valued at the fund’s net asset value. The value of our equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date.

Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that we have the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.
      Collateralized Debt Obligations (CDO) and Collateralized Loan Obligations (CLO). CDO and CLO bonds and preferred shares/ income notes (CDO/ CLO Assets) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/ income notes, when available. We recognize unrealized appreciation or depreciation on our CDO/ CLO Assets as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. We determine the fair value of our CDO/ CLO Assets on an individual security-by-security basis.
      We recognize interest income on the preferred shares/income notes using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred shares/income notes from the date the estimated yield was changed. CDO and CLO bonds have stated interest rates.
      Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills and deposits of proceeds from sales of borrowed Treasury securities, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.
      Fee Income. Fee income includes fees for loan prepayment premiums, guarantees, commitments, and services rendered by us to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.
      Federal and State Income Taxes and Excise Tax. We intend to comply with the requirements of the Internal Revenue Code (Code) that are applicable to regulated investment companies (RIC) and real estate investment trusts (REIT). We and any of our subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of our annual taxable income to shareholders; therefore, we have made no provision for income taxes exclusive of excise taxes for these entities.
      If we do not distribute at least 98% of our annual taxable income in the year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income during the year earned. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.
      Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.
QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK
      Our business activities contain elements of risk. We consider the principal types of market risk to be fluctuations in interest rates. We consider the management of risk essential to conducting our businesses. Accordingly, our risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.
      Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense.
      Assuming that the balance sheet as of June 30, 2007, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net income by approximately 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.
      In addition, we may have risk regarding portfolio valuation. See “Business — Portfolio Valuation.”

SENIOR SECURITIES
     Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2006, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Privately Issued Unsecured Notes Payable
1997	$0	$0	$—	N/A
1998	180,000,000	2,734	—	N/A
1999	419,000,000	2,283	—	N/A
2000	544,000,000	2,445	—	N/A
2001	694,000,000	2,453	—	N/A
2002	694,000,000	2,704	—	N/A
2003	854,000,000	3,219	—	N/A
2004	981,368,000	2,801	—	N/A
2005(5)	1,164,540,000	3,086	—	N/A
2006(5)	1,041,400,000	2,496	—	N/A
2007 (as of June 30, unaudited)(6)	1,041,815,000	2,556	—	N/A

Publicly Issued Unsecured Notes Payable
1997	$0	$0	$—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005(5)	0	0	—	N/A
2006(5)	650,000,000	2,496	—	$1,000
2007 (as of June 30, unaudited)(6)	880,000,000	2,556	—	$745

Revolving Lines of Credit
1997	$38,842,000	$2,215	$—	N/A
1998	95,000,000	2,734	—	N/A
1999	82,000,000	2,283	—	N/A
2000	82,000,000	2,445	—	N/A
2001	144,750,000	2,453	—	N/A
2002	204,250,000	2,704	—	N/A
2003	0	0	—	N/A
2004	112,000,000	2,801	—	N/A
2005	91,750,000	3,086	—	N/A
2006	207,750,000	2,496	—	N/A
2007 (as of June 30, unaudited)	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Small Business Administration Debentures(7)
1997	$54,300,000	$2,215	$—	N/A
1998	47,650,000	2,734	—	N/A
1999	62,650,000	2,283	—	N/A
2000	78,350,000	2,445	—	N/A
2001	94,500,000	2,453	—	N/A
2002	94,500,000	2,704	—	N/A
2003	94,500,000	3,219	—	N/A
2004	77,500,000	2,801	—	N/A
2005	28,500,000	3,086	—	N/A
2006	0	0	—	N/A
2007 (as of June 30, unaudited)	0	0	—	N/A

Overseas Private Investment Corporation Loan
1997	$8,700,000	$2,215	$—	N/A
1998	5,700,000	2,734	—	N/A
1999	5,700,000	2,283	—	N/A
2000	5,700,000	2,445	—	N/A
2001	5,700,000	2,453	—	N/A
2002	5,700,000	2,704	—	N/A
2003	5,700,000	3,219	—	N/A
2004	5,700,000	2,801	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007 (as of June 30, unaudited)	0	0	—	N/A

Auction Rate Reset Note
1997	$0	$0	$—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	76,598,000	2,445	—	N/A
2001	81,856,000	2,453	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007 (as of June 30, unaudited)	0	0	—	N/A

Master Repurchase Agreement and Master Loan and Security Agreement
1997	$225,821,000	$2,215	$—	N/A
1998	6,000,000	2,734	—	N/A
1999	23,500,000	2,283	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007 (as of June 30, unaudited)	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Senior Note Payable(8)
1997	$20,000,000	$2,215	$—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007 (as of June 30, unaudited)	0	0	—	N/A

Redeemable Cumulative Preferred Stock(7)(9)
1997	$1,000,000	$217	$100	N/A
1998	1,000,000	267	100	N/A
1999	1,000,000	225	100	N/A
2000	1,000,000	242	100	N/A
2001	1,000,000	244	100	N/A
2002	1,000,000	268	100	N/A
2003	1,000,000	319	100	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007 (as of June 30, unaudited)	0	0	—	N/A

Non-Redeemable Cumulative Preferred Stock(7)
1997	$6,000,000	$217	$100	N/A
1998	6,000,000	267	100	N/A
1999	6,000,000	225	100	N/A
2000	6,000,000	242	100	N/A
2001	6,000,000	244	100	N/A
2002	6,000,000	268	100	N/A
2003	6,000,000	319	100	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
2006	0	0	—	N/A
2007 (as of June 30, unaudited)	0	0	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, except for publicly issued unsecured notes payable, as other senior securities are not registered for public trading. The average market value of the publicly issued unsecured notes payable is calculated as the weighted average face value of the notes. On August 17, 2007, the closing price of our $230 million 6.875% Notes due 2047 was $20.04 per share.

(5)	See Note 4 to our 2006 consolidated financial statements for a description of the terms.

(6)	See Note 4 to our June 30, 2007, consolidated financial statements for a description of the terms.

(7)	Issued by our small business investment company subsidiary to the Small Business Administration. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act. During 2006, our small business investment company (SBIC) subsidiary surrendered its SBIC license and was merged into its parent.

(8)	We were the obligor on $15 million of the senior notes. Our small business investment company subsidiary was the obligor on the remaining $5 million, which was not subject to the asset coverage requirements of the 1940 Act.

(9)	The Redeemable Cumulative Preferred Stock was reclassified to Other Liabilities on the accompanying financial statements during 2003 in accordance with SFAS No. 150.

BUSINESS
General
      We are a business development company, or BDC, in the private equity business and we are internally managed. Specifically, we provide long-term debt and equity capital to primarily private middle market companies in a variety of industries. We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets. We believe that we are well positioned to be a source of capital for such companies. We provide our investors the opportunity to participate in the U.S. private equity industry through an investment in our publicly traded stock.
      We have participated in the private equity business since we were founded in 1958. Since then through June 30, 2007, we have invested more than $12 billion in thousands of companies nationwide. We primarily invest in the American entrepreneurial economy, helping to build middle market businesses and support American jobs. We generally invest in established companies with adequate cash flow for debt service and are well positioned for growth. We are not venture capitalists, and we generally do not provide seed, or early stage, capital. At June 30, 2007, our private finance portfolio included investments in 143 companies that generate aggregate annual revenues of over $12 billion and employ more than 85,000 people.
      Our investment objective is to achieve current income and capital gains. In order to achieve this objective, we primarily invest in debt and equity securities of private companies in a variety of industries. However, from time to time, we may invest in companies that are public but lack access to additional public capital.
Private Equity Investing
      As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, developing, valuing, and ultimately exiting our investments. We generally target companies in less cyclical industries with, among other things, high returns on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and the ability to generate free cash flow. Each investment is subject to an extensive due diligence process. It is not uncommon for a single investment to take from two months to a full year to complete, depending on the complexity of the transaction.
      Our investment activity is primarily focused on making long-term investments in the debt and equity of primarily private middle market companies. These investments are generally long-term in nature and privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as a result, we cannot readily trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be three to ten years in the future.
      We believe illiquid investments generally provide better investment returns on average over time than do more liquid investments, such as public equities and public debt instruments, because of the increased liquidity risk in holding such investments. Investors in illiquid investments cannot manage risk through investment trading techniques. In order to manage our risk, we focus on careful investment selection, thorough due diligence, portfolio monitoring and portfolio diversification. Our investment management processes have been designed to incorporate these disciplines.
      We have focused on investments in the debt and equity of primarily private middle market companies because they can be structured to provide recurring cash flow to us as the investor. In addition to earning interest income, we may earn income from management, consulting, diligence, structuring or other fees. We may also enhance our total return with capital gains realized from investments in equity instruments or from equity features, such as nominal cost warrants. For the period January 1, 1998, through June 30, 2007, we realized $1.2 billion in cumulative net realized gains from our investment portfolio. Net realized gains for the years 1998 through 2006 as a percentage of total assets are shown in the chart below.
      One measure of the performance of a private equity investor is the internal rate of return generated by the investor’s portfolio. Since our merger on December 31, 1997, through June 30, 2007, our combined aggregate cash flow internal rate of return, or IRR, has been approximately 21% for private finance and CMBS/CDO investments exited during this period. The IRR is calculated using the aggregate portfolio cash flow for all investments exited over this period. For investments exited during this period, we invested capital totaling $4.3 billion. The weighted average holding period of these investments was 36 months. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of our debt investment or sale of an equity investment, or through the determination that no further consideration was collectible and, thus, a loss may have been realized. The aggregate cash flow IRR for private finance investments exited was approximately 21% and for CMBS/CDO investments exited was approximately 24% for the same period. The weighted average holding period of the private finance and CMBS/CDO investments was 46 months and 22 months, respectively, for the same period. These IRR results represent historical results. Historical results are not necessarily indicative of future results.
      We believe our business model is well suited for long-term illiquid investing. Our balance sheet is capitalized with significant equity capital and we use only a modest level of debt capital, which allows us the ability to be patient and to manage through difficult market conditions with less risk of liquidity issues. Under the 1940 Act, we are restricted to a debt to equity ratio of approximately one-to-one. Thus, our capital structure, which includes a modest level of long-term leverage, is well suited for long-term illiquid investments.
      In general, we compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, hedge funds, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. However, we primarily compete with other providers of long-term debt and equity capital to middle market companies, including private equity funds and other business development companies.
      We are internally managed, led by an experienced management team with our senior officers and managing directors possessing, on average, 22 years of experience. At June 30, 2007, we had 173 employees focused on transaction sourcing, origination and execution, portfolio monitoring, accounting, valuation and other operational and administrative activities. We are headquartered in Washington, DC, with offices in New York, NY, Chicago, IL, and Los Angeles, CA and have a centralized approval process.
      Private Finance Portfolio. Our private finance portfolio is primarily composed of debt and equity securities. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital. These investments are also generally illiquid.
      Our capital is generally used to fund:

• Buyouts	• Recapitalizations
• Acquisitions	• Note purchases
• Growth	• Other types of financings
      When assessing a prospective private finance investment, we generally look for companies in less cyclical industries in the middle market (i.e., generally $50 million to $500 million in revenues) with certain target characteristics, which may or may not be present in the companies in which we invest. Our target investments generally are in companies with the following characteristics:

•	Management team with meaningful equity ownership

•	Dominant or defensible market position

•	High return on invested capital

•	Stable operating margins

•	Ability to generate free cash flow

•	Well-constructed balance sheet
      We generally invest in companies in the following industries:

• Business Services	• Industrial Products
• Consumer Products	• Consumer Services
• Financial Services
      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. Our strategy is to manage risk in these investments through the structure and terms of our debt and equity investments. It is our preference to structure our investments with a focus on current recurring interest and other income, which may include management, consulting or other fees. We generally target debt investments of $10 million to $150 million and buyout investments of up to $300 million of invested capital.

      Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt terms), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as mezzanine debt. We may make equity investments for a minority equity stake in portfolio companies or may receive equity features, such as nominal cost warrants, in conjunction with our debt investments. We generally target a minimum weighted average portfolio yield of 10% on the debt investments in our private finance portfolio.
      Senior loans may carry a fixed rate of interest or a floating rate of interest, usually set as a spread over LIBOR, and generally require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to us monthly or quarterly. Unitranche debt generally carries a fixed rate of interest and may require payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest is generally paid to us quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest is generally paid to us quarterly.
      We may underwrite or arrange senior loans related to our portfolio investments or for other companies that are not in our portfolio. When we underwrite or arrange senior loans, we may earn a fee for such activities. Senior loans underwritten or arranged by us may or may not be funded by us at closing. When these senior loans are closed, we may fund all or a portion of the underwritten commitment pending sale of the loan to other investors, which may include loan sales to Callidus Capital Corporation (Callidus), a portfolio company controlled by us, or funds managed by Callidus or by us, including the Allied Capital Senior Debt Fund, L.P. (discussed below). After completion of loan sales, we may or may not retain a position in these senior loans. We generally earn a fee on the senior loans we underwrite or arrange whether or not we fund the underwritten commitment. In addition, we may fund most or all of the debt and equity capital upon the closing of certain buyout transactions, which may include investments in lower-yielding senior debt. Subsequent to the closing, the portfolio company may refinance all or a portion of the lower-yielding senior debt, which would reduce our investment. Repayments include repayments of senior debt funded by us that was subsequently sold by us or refinanced or repaid by the portfolio companies.
      We may also invest in the bonds or preferred shares/income notes of collateralized loan obligations (CLOs) or collateralized debt obligations (CDOs), where the underlying collateral pool consists of senior loans. Certain of the CLOs and CDOs in which we invest may be managed by Callidus Capital Management, a subsidiary of Callidus.
      In a buyout transaction, we generally invest in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest. If we invest in non-voting equity in a buyout investment, we generally have an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. We generally structure our buyout investments such that we seek to earn a blended current return on our total capital invested of approximately 10% through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common equity, and management, consulting, or transaction services fees to compensate us for the managerial assistance that we may provide to the portfolio company. As a result of our significant equity investment in a buyout investment there is potential to realize larger capital gains through buyout investing as compared to debt or mezzanine investing.

      The structure of each debt and equity security is specifically negotiated to enable us to protect our investment, with a focus on preservation of capital, and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our senior loans and unitranche debt are generally secured, however in a liquidation scenario, the collateral, if any, may not be sufficient to support our outstanding investment. Our junior or mezzanine loans are generally unsecured. Our investments may be subject to certain restrictions on resale and generally have no established trading market.
      At June 30, 2007, 68.6% of the private finance portfolio at value consisted of loans and debt securities and 31.4% consisted of equity securities (equity securities included 29.6% in investment cost basis and 1.8% in net unrealized appreciation). At June 30, 2007, 90% of our private finance loans and debt securities carried a fixed rate of interest and 10% carried a floating rate of interest. The mix of fixed and variable rate loans and debt securities in the portfolio may vary depending on the level of floating rate senior loans or unitranche debt in the portfolio at a given time. The weighted average yield on our private finance loans and debt securities was 11.7% at June 30, 2007.
      At June 30, 2007, 39.3% of the private finance investments at value were in companies more than 25% owned, 9.6% were in companies 5% to 25% owned, and 51.1% were in companies less than 5% owned.

      Our ten largest investments at value at June 30, 2007, were as follows:

		At June 30, 2007
($ in millions)
			Unrealized
Portfolio			Appreciation		Percentage of
Company	Company Information	Cost	(Depreciation)	Value	Total Assets

Mercury Air Centers, Inc. (1,2)	Owns and operates fixed base operations generally under long- term leases from local airport authorities, which consist of terminal and hangar complexes that service the needs of the general aviation community.	$85.3	$234.8	$320.1	6.3%

Business Loan Express, LLC(1)	Originates, sells, and services primarily real estate secured loans, generally for businesses with financing needs of up to $8.0 million. Provides primarily real estate secured conventional small business loans, SBA 7(a) loans, and small investment real estate loans.	$324.6	$(103.8)	$220.8	4.4%

WMA Equity Corporation and Affiliates d/b/a/ Wear Me Apparel	Designer and marketer of licensed and private children’s apparel.	$182.7	$—	$182.7	3.6%

Norwesco, Inc.	Designs, manufactures and markets a broad assortment of polyethylene tanks primarily to the agricultural and septic tank markets.	$120.7	$58.1	$178.8	3.5%

BenefitMall, Inc.	Insurance general agency providing brokers with products, tools, and services that make selling employee benefits to small businesses more efficient.	$155.2	$10.6	$165.8	3.3%

Advantage Sales & Marketing, Inc.(1)	Sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry.	$153.2	$11.0	$164.2	3.3%

Financial Pacific Company	Specialized commercial finance company that leases business- essential equipment to small businesses nationwide.	$97.2	$63.0	$160.2	3.2%

Driven Brands, Inc.	Business format franchisor in the car care sector of the automotive aftermarket industry and in the general car care services with approximately 1,100 locations worldwide operating primarily under the Meineke Car Care Centers ® and Econo Lube N’ Tune® brands.	$149.1	$(9.9)	$139.2	2.8%

EarthColor, Inc.	Commercial printer focused on providing a one-stop printing solution of electronic pre-press, printing and finishing primarily for promotional products such as direct mail pieces, brochures, product information and free standing inserts.	$160.1	$(23.4)	$136.7	2.7%

Huddle House Inc.	Franchisor of more than 400 value-priced, full service, family dining restaurants.	$100.2	$1.6	$101.8	2.0%

(1)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(2)	In August 2007, we sold our majority equity interest in Mercury Air Centers, Inc. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

     We monitor the portfolio to maintain diversity within the industries in which we invest. We may or may not concentrate in any industry or group of industries in the future. The industry composition of the private finance portfolio at value at June 30, 2007, and December 31, 2006, was as follows:

	2007	2006

Industry
Business services	39%	39%
Consumer products	23	20
Financial services	12	9
Industrial products	10	9
Retail	4	6
CDO/CLO Funds(1)	4	3
Consumer services	3	6
Healthcare services	1	3
Energy services	1	2
Other	3	3

Total	100%	100%

(1)	These funds invest in senior debt representing a variety of industries and are managed by Callidus Capital, our portfolio company.
     Allied Capital Senior Debt Fund, L.P. AC Corp is the investment manager to the Allied Capital Senior Debt Fund, L.P. (the Fund), a fund that generally invests in senior, unitranche and second lien debt. The Fund has closed on $125 million in equity capital commitments. Callidus acts as special manager to the Fund. One of our affiliates is the general partner of the Fund, and AC Corp serves as collateral manager to a warehouse financing vehicle associated with the Fund. AC Corp will earn a management fee of up to 2% of the net asset value of the Fund and will pay Callidus 25% of that management fee to compensate Callidus for its role as special manager.
      We are a special limited partner in the Fund, which is a portfolio investment, and have committed $31.8 million to the Fund, of which $19.1 million has been funded. At June 30, 2007, our investment in the Fund totaled $19.1 million at cost and $19.3 million at value. As a special limited partner, we expect to earn an incentive allocation of 20% of the annual net income of the Fund, subject to certain performance benchmarks. The value of our investment in the Fund is based on the net asset value of the Fund, which reflects the capital invested plus our allocation of the net earnings of the Fund, including the incentive allocation.
      In connection with the Fund’s formation in June 2007, we sold an initial portfolio of approximately $183 million of seasoned assets with a weighted average yield of 10.3% to a warehouse financing vehicle associated with the Fund. We may sell additional loans to the Fund or the warehouse financing vehicle. See “Risk Factors — There are potential conflicts of interest between us and the Allied Capital Senior Debt Fund, L.P.”
      Commercial Real Estate Finance Portfolio. Since 1998, our commercial real estate investments were generally in the non-investment grade tranches of commercial mortgage-backed securities, also known as CMBS, and in the bonds and preferred shares of collateralized debt obligations, also known as CDOs. On May 3, 2005, we completed the sale of our portfolio of CMBS and CDO investments to affiliates of Caisse de dépôt et placement du Québec (the Caisse). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Simultaneous with the sale of our CMBS and CDO portfolio, we entered into a platform assets purchase agreement, under which we have agreed not to primarily invest in CMBS and real estate related CDOs and refrain from certain other real estate related investing or servicing activities for a period of three years, or through May 2008, subject to certain limitations and excluding our existing portfolio and related activities.
      At June 30, 2007, our commercial real estate finance portfolio consisted of commercial mortgage loans, real estate owned and equity interests, which totaled $122.8 million at value.
Business Processes
      Business Development and New Deal Origination. Over the years, we believe we have developed and maintained a strong industry reputation and an extensive network of relationships. We have a team of business development professionals dedicated to sourcing deals through our relationships with numerous private equity investors, investment banks, business brokers, merger and acquisition advisors, financial services companies, banks, law firms and accountants through whom we source investment opportunities. Through these relationships, we believe we have been able to strengthen our position as a private equity investor. We are well known in the private equity industry, and we believe that our experience and reputation provide a competitive advantage in originating new investments.
      We believe that our debt portfolio relationships and sponsor relationships are a significant source for buyout investments. We generally source our buyout transactions in ways other than going to broad auctions, which include capitalizing on existing relationships with companies and sponsors to participate in proprietary buyout opportunities. We work closely with these companies and sponsors while we are debt investors so that we may be positioned to partner with them on buyout opportunities in a subsequent transaction.
      From time to time, we may receive referrals for new prospective investments from our portfolio companies as well as other participants in the capital markets. We may pay referral fees to those who refer transactions to us that we consummate.
      New Deal Underwriting and Investment Execution. In a typical transaction, we review, analyze, and substantiate through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, perform operational due diligence, study the industry and competitive landscape, and conduct reference checks with company management or other employees, customers, suppliers, and competitors, as necessary. We may work with external consultants, including accounting firms and industry or operational consultants, in performing due diligence and in monitoring our portfolio investments.
      Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and the other capital providers, including senior, junior, and equity capital providers, to structure a “deal.” We negotiate among these parties to agree on the rights and terms of our investment relative to the other capital in the portfolio company’s capital structure. The typical debt transaction requires approximately two to six months of diligence and structuring before funding occurs. The typical buyout transaction may take up to one year to complete because the due diligence and structuring process is significantly longer when investing in a substantial equity stake in the company.
      Our investments are tailored to the facts and circumstances of each deal. The specific structure is designed to protect our rights and manage our risk in the transaction. We generally structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, or other protective provisions. In addition, each debt investment is individually priced to achieve a return that reflects our rights and priorities in the portfolio company’s capital structure, the structure of the debt instrument, and our perceived risk of the investment. Our loans and debt securities have an annual stated interest rate; however, that interest rate is only one factor in pricing the investment. The annual stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity or upon prepayment. In addition to the interest earned on loans and debt securities, our debt investments may include equity features, such as nominal cost warrants or options to buy a minority interest in the portfolio company. In a buyout transaction where our equity investment represents a significant portion of the equity, our equity ownership may or may not represent a controlling interest. If we invest in non-voting equity in a buyout, we generally have an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value.
      We have a centralized, credit-based approval process. The key steps in our investment process are:

•	Initial investment screening;

•	Initial investment committee approval;

•	Due diligence, structuring and negotiation;

•	Internal review of diligence results, including peer review;

•	Final investment committee approval;

•	Approval by the Executive Committee of the Board of Directors (for all debt investments that represent a commitment equal to or greater than $20 million and every buyout transaction); and

•	Funding of the investment (due diligence must be completed with final investment committee approval and Executive Committee approval, as needed, before funds are disbursed).
      The investment process benefits from the significant professional experience of the members of our investment committee, which is chaired by our Chief Executive Officer and includes our Chief Operating Officer, our Chief Financial Officer, our Chief Valuation Officer (non-voting member), and certain of our Managing Directors.
      Portfolio Monitoring and Development. Middle market companies often lack the management expertise and experience found in larger companies. As a BDC, we are required by the 1940 Act to make available significant managerial assistance to our portfolio companies. Our senior level professionals work with portfolio company management teams to assist them in building their businesses. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters. Our corporate finance assistance includes supporting our portfolio companies’ efforts to structure and attract additional capital. We believe our extensive network of industry relationships and our internal resources help make us a collaborative partner in the development of our portfolio companies.
      Our team of investment professionals regularly monitors the status and performance of each investment. This portfolio company monitoring process generally includes review of the portfolio company’s financial performance against its business plan, review of current financial statements and compliance with financial covenants, evaluation of significant current developments and assessment of future exit strategies. For debt investments we may have board observation rights that allow us to attend portfolio company board meetings. For buyout investments, we generally hold a majority of the seats on the board of directors where we own a controlling interest in the portfolio company and we have board observation rights where we do not own a controlling interest in the portfolio company.

      Our portfolio management committee is responsible for review and oversight of the investment portfolio, including reviewing the performance of selected portfolio companies, overseeing portfolio companies in workout status, reviewing and approving certain modifications or amendments to or certain additional investments in existing portfolio companies, reviewing and approving certain portfolio exits, reviewing and approving certain actions by portfolio companies whose voting securities are more than 50% owned by us, reviewing significant investment-related litigation matters where we are a named party, and reviewing and approving proxy votes with respect to our portfolio investments. Our portfolio management committee is chaired by our Chief Executive Officer and includes our Chief Operating Officer, Chief Financial Officer, Chief Valuation Officer (non-voting member), our private finance general counsel, and certain of our Managing Directors. From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and the portfolio management committee gauges our progress against the strategy.
      We seek to price our investments to provide an investment return considering the fact that certain investments in the portfolio may underperform or result in loss of investment return or investment principal. As a private equity investor, we will incur losses from our investing activities, however we have a history of working with troubled portfolio companies in order to recover as much of our investments as is practicable.
Portfolio Grading
      We employ a grading system for our entire portfolio. Grade 1 is for those investments from which a capital gain is expected. Grade 2 is for investments performing in accordance with plan. Grade 3 is for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is for investments that are in workout and for which some loss of principal is expected. At June 30, 2007, Grade 1, 2, and 3 investments totaled $4,293.6 million, and Grade 4 and 5 investments totaled $177.5 million.
Portfolio Valuation
      We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.
      As a business development company, we invest in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes (CDO/CLO Assets). The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values. However, we must derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. This financial and other information is generally obtained from the portfolio companies, and may represent unaudited, projected or pro forma financial information. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, the entry multiple for the transaction, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than our cost basis if the amount that would be repaid on the loan or debt security upon the sale or liquidation of the portfolio company is greater than our cost basis. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      CDO/CLO Assets are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our CDO/CLO Assets as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. We determine the fair value of our CDO/CLO Assets on an individual security-by-security basis. If we were to sell a group of these CDO/CLO Assets in a pool in one or more transactions, the total value received for that pool may be different than the sum of the fair values of the individual assets.
      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control. To balance the lack of publicly available information about our private portfolio companies, we will continue to work with third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter as discussed below.
      Valuation Process. The portfolio valuation process is managed by our Chief Valuation Officer (CVO). The CVO works with the investment professionals responsible for each investment. The following is an overview of the steps we take each quarter to determine the value of our portfolio.

•	Our valuation process begins with each portfolio company or investment being initially valued by the investment professionals, led by the Managing Director or senior officer who is responsible for the portfolio company relationship (the Deal Team).

•	The CVO and third-party valuation consultants, as applicable (see below), review the preliminary valuation documentation as prepared by the Deal Team.

•	The CVO, members of the valuation team, and third-party consultants (see below), as applicable, meet with each Managing Director or responsible senior officer to discuss the preliminary valuation determined and documented by the Deal Team for each of their respective investments.

•	The CEO, COO, CFO and the Managing Directors meet with the CVO to discuss the preliminary valuation results.

•	Valuation documentation is distributed to the members of the Board of Directors.

•	The Audit Committee of the Board of Directors meets separately from the full Board of Directors with the third-party consultants (see below) to discuss the assistance provided and results. The CVO attends this meeting.

•	The CVO discusses and reviews the valuations with the Board of Directors.

•	To the extent there are changes or if additional information is deemed necessary, a follow-up Board meeting may take place.

•	The Board of Directors determines the fair value of the portfolio in good faith.
      In connection with our valuation process to determine the fair value of a private finance investment, we work with third-party consultants to obtain assistance and advice as additional support in the preparation of our internal valuation analysis for a portion of the portfolio each quarter. In addition, we may receive other third-party assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process.
      The valuation analysis prepared by management is submitted to our Board of Directors who is ultimately responsible for the determination of fair value of the portfolio in good faith. Valuation assistance from Duff & Phelps, LLC (Duff & Phelps) for our private finance portfolio consisted of certain limited procedures (the Procedures) we identified and requested them to perform. Based upon the performance of the Procedures on a selection of our final portfolio company valuations, Duff & Phelps concluded that the fair value of those portfolio companies subjected to the Procedures did not appear unreasonable. In addition, we also received third-party valuation assistance from Houlihan Lokey Howard and Zukin for certain private finance portfolio companies.
      We currently intend to continue to work with third-party consultants to obtain valuation assistance for a portion of the private finance portfolio each quarter. We currently anticipate that we will generally obtain valuation assistance for all companies in the portfolio where we own more than 50% of the outstanding voting equity securities on a quarterly basis and that we will generally obtain assistance for companies where we own equal to or less than 50% of the outstanding voting equity securities at least once during the course of the calendar year. Valuation assistance may or may not be obtained for new companies that enter the portfolio after June 30 of any calendar year during that year or for investments with a cost and value less than $250,000. For the quarter ended June 30, 2007, Duff & Phelps and Houlihan Lokey assisted us by reviewing our valuation of 92 portfolio companies, which represented 92.1% of the private finance portfolio at value. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
Disposition of Investments
      We manage our portfolio of investments in an effort to maximize our expected returns. Our portfolio is large and we are generally repaid by our borrowers and exit our debt and equity investments as portfolio companies are sold, recapitalized or complete an initial public offering.

      We may retain a position in the senior loans we originate or we may sell all or a portion of these investments. In our debt investments where we have equity features, we are generally in a minority ownership position in a portfolio company, and as a result, generally exit the investment when the majority equity stakeholder decides to sell or recapitalize the company. Where we have a control position in an investment, as we may have in buyout investments, we have more flexibility and can determine whether or not we should exit our investment. Our most common exit strategy for a buyout investment is the sale of a portfolio company to a strategic or financial buyer. If an investment has appreciated in value, we may realize a gain when we exit the investment. If an investment has depreciated in value, we may realize a loss when we exit the investment.
      We are in the investment business, which includes acquiring and exiting investments. It is our policy not to comment on potential transactions in the portfolio prior to reaching a definitive agreement or, in many cases, prior to consummating a transaction. To the extent we enter into any material transactions, we would provide disclosure as required.
Dividends
      We have elected to be taxed as a regulated investment company under Subchapter M of the Code. Assuming that we qualify as a regulated investment company, we generally will not be subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to shareholders, which includes our taxable interest, dividend, and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses generally are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.
      As a regulated investment company, we distribute substantially all of our annual taxable income to shareholders through the payment of cash dividends. Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared considering our estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid from such taxable income for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. Excess taxable income carried over and paid out in the next year is generally subject to a nondeductible 4% excise tax. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Other Matters — Regulated Investment Company Status.” We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.
      We began paying quarterly dividends in 1963, and our portfolio has provided sufficient ordinary taxable income and realized net capital gains to sustain or grow our dividends over time. Since inception through December 31, 2006, our average annual total return to shareholders (assuming all dividends were reinvested) was 18.1%. Over the past one, three, five and ten years (assuming each period ended on December 31, 2006), our total return to shareholders (assuming all dividends were reinvested) has been 20.6%, 14.6%, 14.4% and 19.1%, respectively, with the dividend providing a meaningful portion of this return.
      The percentage of our dividend generated by ordinary taxable income versus capital gain income will vary from year to year. The percentage of ordinary taxable income versus net capital gain income supporting the dividend since 1987 is shown below.
Corporate Structure and Offices
      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. We have a real estate investment trust subsidiary, Allied Capital REIT, Inc., and several subsidiaries that are single-member limited liability companies established for specific purposes, including holding real estate property. We also have a subsidiary, A.C. Corporation, that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to Allied Capital and our portfolio companies.
      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006-3434 and our telephone number is (202) 721-6100. In addition, we have regional offices in New York, Chicago, and Los Angeles.
Properties
      Our principal offices are located at 1919 Pennsylvania Avenue, N.W., Washington, DC 20006-3434. Our lease for approximately 59,000 square feet of office space at that location expires in December 2010. The office is equipped with an integrated network of computers for word processing, financial analysis, accounting and loan servicing. We believe our office space is suitable for our needs for the foreseeable future. We also maintain offices in New York, Chicago, and Los Angeles.
Employees
      At June 30, 2007, we employed 173 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of our employees are located in our Washington, DC office. We believe that our relations with our employees are excellent.
Legal Proceedings
      On June 23, 2004, we were notified by the SEC that they were conducting an informal investigation of us. The investigation related to the valuation of securities in our private finance portfolio and other matters. On June 20, 2007, we announced that we have entered into a settlement with the SEC that resolves the SEC’s informal investigation. As part of the settlement and without admitting or denying the SEC’s allegations, we agreed to the entry of an administrative order. In the order the SEC alleged that, between June 30, 2001, and March 31, 2003, we did not maintain books, records and accounts which, in reasonable detail, supported or accurately and fairly reflected valuations of certain securities in our private finance portfolio and, as a result, did not meet certain recordkeeping and internal controls provisions of the federal securities laws. In the administrative order, the SEC ordered us to continue to maintain certain of our current valuation-related controls. Specifically, for a period of two years, we have undertaken to: (1) continue to employ a Chief Valuation Officer, or a similarly structured officer-level employee, to oversee our quarterly valuation processes; and (2) continue to employ third-party valuation consultants to assist in our quarterly valuation processes.
      On December 22, 2004, we received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding us and Business Loan Express, LLC in connection with a criminal investigation relating to matters similar to those investigated by the SEC. We produced materials in response to the requests from the U.S. Attorney’s office and certain current and former employees were interviewed by the U.S. Attorney’s Office. We have voluntarily cooperated with the investigation.
      In late December 2006, we received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by us or our agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, we became aware that an agent of Allied Capital obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while we were gathering documents responsive to the subpoena, allegations were made that our management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. Our management has stated that these allegations are not true. We are cooperating fully with the inquiry by the United States Attorney’s office.
      On February 13, 2007, Rena Nadoff filed a shareholder derivative action in the Superior Court of the District of Columbia, captioned Rena Nadoff v. Walton, et al., CA 001060-07, seeking unspecified compensatory and other damages, as well as equitable relief on behalf of Allied Capital Corporation. The complaint was summarily dismissed in July 2007. The complaint alleged breach of fiduciary duty by the Board of Directors arising from internal control failures and mismanagement of Business Loan Express, LLC, an Allied Capital portfolio company.

      On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. Thereafter, the court appointed new lead counsel and approved new lead plaintiffs. On July 30, 2007, plaintiffs served an amended complaint. Plaintiffs claim that, between November 7, 2005, and January 22, 2007, Allied Capital either failed to disclose or misrepresented information about our portfolio company, Business Loan Express, LLC. Plaintiffs seek unspecified compensatory and other damages, as well as other relief. We believe the lawsuit is without merit, and we intend to defend the lawsuit vigorously.
      In addition to the above matters, we are party to certain lawsuits in the normal course of business.
      While the outcome of any of the open legal proceedings described above cannot at this time be predicted with certainty, we do not expect these matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES
      The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an equity investment at June 30, 2007. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.
      The portfolio companies are presented in three categories: companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company. We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.
      For information relating to the amount and nature of our investments in portfolio companies, see our consolidated statement of investments at June 30, 2007, at pages F-75 to F-85.

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

PRIVATE FINANCE
Companies More Than 25% Owned

Alaris Consulting, LLC (1)(2)	Consulting Firm	Equity Interests	83.1%
1815 South Meyers Road
Suite 1000
Oakbrook, IL 60181

AllBridge Financial, LLC(1)	Real Estate	Class A Equity Interests	95.2%
5080 Spectrum Drive	Finance Company
Suite 1150 E
Addison, TX 75001

Allied Capital Senior Debt Fund, L.P.(1)(13)	Private Debt Fund	Class A-1 Limited
1919 Pennsylvania Ave, N.W.		Partnership Interest	41.0%
Washington, DC 20006

Avborne, Inc.(1)(7)	Aviation Services	Series B Preferred Stock	23.8%
c/o Trivest, Inc.		Common Stock	27.2%
7500 NW 26th Street
Miami, FL 33122

Avborne Heavy Maintenance, Inc.(1)(7)	Aviation Services	Series A Preferred Stock	27.5%
c/o Trivest, Inc.		Common Stock	27.5%
7500 NW 26th Street
Miami, FL 33122

Border Foods, Inc.(1)	Mexican Ingredient & Food	Series A Preferred Stock	100.0%
1750 Valley View Lane	Product Manufacturer	Series A Common Stock	100.0%
Suite 350
Farmers Branch, TX 75234

Business Loan Express, LLC(1)	Real-Estate Secured	Class A Equity Interests	97.0%
1633 Broadway	Small Business Lender	Class B Equity Interests	100.0%
New York, NY 10019		Class C Equity Interests	94.9%
		Equity Interest in BLX
		Subsidiary(3)	20.0%

Calder Capital Partners, LLC(1)	Private Investment Firm	Equity Interests	65.0%
321 North Clark Street, 8th Floor
Chicago, IL 60610

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Callidus Capital Corporation(1)(4)	Asset Manager and	Common stock	100.0%
520 Madison Avenue	Finance Company
New York, NY 10022

Coverall North America, Inc.(1)	Corporate Cleaning Service	Common Stock	98.8%
5201 Congress Avenue	Provider
Suite 275
Boca Raton, Florida 33487

CR Holding, Inc.(1)	Household Cleaning	Common Stock	82.2%
141 Venture Boulevard	Products
Spartanburg, SC 29306

Direct Capital Corporation(1)	Business Equipment	Class A Common Stock	66.1%
155 Commerce Way	Leasing
Portsmouth, NH 03801

Financial Pacific Company(1)	Commercial Finance	Series A Preferred Stock	99.4%
3455 South 344th Way	Leasing	Common Stock	99.4%
Suite 300
Federal Way, WA 98001

ForeSite Towers, LLC(1)	Tower Leasing	Common Equity Interest	88.1%
5809 Feldspar Way
Birmingham, AL 35244

Global Communications, LLC(1)	Muzak Franchisee	Preferred Equity Interest	77.8%
1000 North Dixie Highway		Options for Common
West Palm Beach, FL 33401		Equity Interest	59.3%

Gordian Group, Inc.(1)	Financial Advisory Services	Common Stock	100.0%
499 Park Avenue
New York, NY 10022

Hot Stuff Foods, LLC(1)	Foodservice to	Class B Common Stock	95.5%
2930 W. Maple Street	Convenience Stores	Class A Common Stock(6)	52.9%
Sioux Falls, SD 57118

Huddle House, Inc.(1)	Restaurant Franchisor	Common Stock	97.4%
5901-B Peachtree-Dunwoody Road
Suite 450
Atlanta, Georgia 30328

Impact Innovations Group, LLC	Information Technology	Equity Interests in
500 Northwinds Parkway	Services Provider	Affiliate(5)	50.0%
Suite 200
Alpharetta, GA 30004

Insight Pharmaceuticals Corporation (1)	Marketer of Over-The-	Preferred Stock	100.0%
1170 Wheeler Way	Counter Pharmaceuticals	Common Stock	99.7%
Suite 150
Langhorne, PA 19047

Jakel, Inc.(1)	Manufacturer of Electric	Series A-1 Preferred Stock	32.3%
201 S. Madison Avenue	Motors and Blowers	Class B Common Stock	100.0%
Aurora, MO 65605

Legacy Partners Group, Inc.(1)	Merger and Acquisition	Equity Interests	100.0%
520 Madison Avenue, 27th Floor	Advisor
New York, NY 10022

Litterer Beteiligungs-GmbH	Scaffolding Company	Equity Interest	25.0%
Theodor-Heuss-Anlage 2
68165 Manheim
Germany

Mercury Air Centers, Inc.(1)(12)	Fixed Base Operations	Series A Common Stock	100.0%
Cuyahoga County Airport		Common Stock	84.3%
355 Richmond Road
Richmond Heights, OH 44143

MVL Group, Inc.(1)	Market Research	Common Stock	64.9%
1061 E. Indiantown Road	Services
Suite 300
Jupiter, FL 33477
Old Orchards Brand, LLC(1)	Beverage Manufacturer	Equity Interests	78.0%
1991 Twelve Mile Road	and Marketer
Sparta, MI 49345
Penn Detroit Diesel Allison, LLC(1)	Distributor of Engines,	Equity Interests	78.0%
8330 State Road	Transmissions, and Parts
Philadelphia, PA 19136

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Powell Plant Farms, Inc.(1)	Plant Producer &	Preferred Stock	100.0%
Route 3, Box 1058	Wholesaler	Warrants to Purchase
Troup, TX 75789		Common Stock	83.5%

Service Champ, Inc.(1)	Wholesale Distributor of	Common Stock	63.9%
180 New Britain Boulevard	Auto Parts
Chalfont, PA 18914

Startec Global Communications Corporation(1)	Telecommunications	Common Stock	68.5%
7631 Calhoun Place	Services
Suite 650
Rockville, MD 20855

Sweet Traditions, Inc. (1)	Franchisor of Krispy	Class B-2 Preferred Stock	100.0%
11780 Manchester Road	Kreme Doughnut	Class A-1 Common Stock	51.0%
Suite 207	Corporation
St. Louis, MO 63131

Triview Investments, Inc.(1)(11)	Multi-system Cable	Common Stock	99.5%
1919 Pennsylvania Ave, N.W.	Operator,
Washington, DC 20006	Pharmaceutical Marketer and Hotel Management Company

Companies 5% to 25% Owned

Advantage Sales & Marketing, Inc.(1)	Sales and Marketing	Equity Interests	4.1%
19100 Von Karman Avenue	Agency
Suite 600
Irvine, CA 92612

Air Medical Group Holdings LLC	Air Ambulance Service	Series A Preferred Equity
306 Davis Drive		Interests	6.6%
P.O. Box 768		Series B Preferred Equity
West Plains, MO 65775		Interests	6.2%

Alpine ESP Holdings, Inc.	Engineering and Technical	Preferred Stock	13.1%
3361 Rouse Road	Services	Common Stock	10.8%
Suite 165
Orlando, FL 32817

Amerex Group, LLC(1)	Outerwear Apparel	Class A Equity Interests	100.0%
350 Fifth Avenue	Supplier
Suite 1401
New York, NY 10118

BB&T Capital Partners/ Windsor	Private Equity Fund	Class A Equity Interests	32.6%
Mezzanine Fund, LLC
101 N. Cherry Street
Suite 400
Winston-Salem, NC 27101

Becker Underwood, Inc.	Speciality Chemical	Common Stock	5.6%
801 Dayton Avenue	Manufacturer
Ames, IA 50010

BI Incorporated	Electronic Monitoring	Common Stock	7.1%
6400 Lookout Road	Equipment
Boulder, CO 80301

CitiPostal, Inc. and Affiliates	Storage and Management	Equity Interests	10.0%
5 North 11th Street		Equity Interests of
Brooklyn, NY 11211		Affiliates	10.0%

Creative Group, Inc.(1)	Concept-to-Completion	Warrants to Purchase
1601 Broadway, 10th Floor	Development	Common Stock	28.5%
New York, NY 10019

Drew Foam Companies, Inc.	Polystyrene Block Plastic	Preferred Stock	8.8%
144 Industrial Drive	Foam Manufacturer	Common Stock	7.3%
Monticello, AR 71655

MedBridge Healthcare, LLC(1)	Sleep Diagnostic Facilities	Debt Convertible
110 West North Street		into Equity Interests	75.0%
Suite 100		Class C Equity Interest	100.0%
Greenville, SC 29601

MHF Logistical Solutions, Inc.(1)	Third-Party	Class B Common Stock (10)	84.3%
800 Cranberry Woods Drive	Environmental Logistics	Warrants to Purchase
Suite 450		Class C Common Stock (10)	100.0%
Cranberry Township, PA 16066

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Multi-Ad Services, Inc.	Marketing Services	Series A Preferred Equity
1720 W. Detweiller Drive		Interests	17.4%
Peoria, IL 61615		Class A Common Equity Interests	10.5%

PresAir LLC	Pressure Switch	Equity Interests	15.0%
1009 W. Boston Post Road	Manufacturer
Mamaroneck, NY 10543

Progressive International
Corporation	Retail Kitchenware	Series A Redeemable
6111 S. 228th Street		Preferred Stock	14.3%
Kent, WA 98064		Class A Common Stock	1.0%
		Warrants to Purchase
		Class A Common Stock	42.3%

Regency Healthcare Group, LLC	Hospice Services	Class A Equity Interests	8.8%
2151 Highland Avenue
Suite 350
Birmingham, AL 35205

SGT India Private Limited(1)	Software/Business Process	Common Stock	17.4%
5858 Westheimer Road	Developer
Houston, TX 77057

Soteria Imaging Services, LLC	Diagnostic Imaging	Class A Preferred Equity
6009 Brownsboro Park Boulevard	Facilities Operator	Interests	10.8%
Suite H
Louisville, KY 40207

Universal Environmental Services, LLC	Used Oil Recycling	Preferred Equity
411 Dividend Drive		Interests	15.0%
Peachtree City, GA 30269

Companies Less Than 5% Owned

Axium Healthcare Pharmacy, Inc.	Pharmaceutical Services	Common Stock	14.6%
550 Technology Park
Lake Mary, FL 32746

Baird Capital Partners IV Limited Partnership	Private Equity Fund	Limited Partnership Interest	2.5%
777 East Wisconsin Avenue
Milwaukee, WI 53202

BenefitMall, Inc.	Insurance General Agency	Series B Common Stock (10)	100.0%
4851 LBJ Freeway, Suite 1100	to Small Businesses	Warrant to Purchase
Dallas, TX 75244		Class C Common Stock(10)	100.0%

Callidus Debt Partners CLO Fund III, Ltd.(8)	CDO/CLO Fund	Preferred Shares	68.4%
520 Madison Avenue
New York, NY 10022

Callidus Debt Partners CLO Fund IV, Ltd.(8)	CDO/CLO Fund	Income Notes	27.5%
520 Madison Avenue
New York, NY 10022

Callidus Debt Partners CLO Fund V, Ltd.(8)	CDO/CLO Fund	Income Notes	43.1%
520 Madison Avenue
New York, NY 10022

Callidus MAPS CLO Fund I LLC(8)	CDO/CLO Fund	Income Notes	86.5%
520 Madison Avenue
New York, NY 10022

Callidus MAPS CLO Fund II, Ltd.(8)	CDO/CLO Fund	Income Notes	47.1%
520 Madison Avenue
New York, NY 10022

Camden Partners Strategic Fund II, L.P.	Private Equity Fund	Limited Partnership
One South Street		Interest	3.9%
Suite 2150
Baltimore, MD 21202

Carlisle Wide Plank Floors, Inc.	Wide Plank Wood Flooring	Class A-1 Preferred Stock	5.2%
1676 Route 9
Stoddard, NH 03464

Catterton Partners V, L.P.	Private Equity Fund	Limited Partnership
599 West Putnam Avenue		Interest	0.8%
Greenwich, CT 06830

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Catterton Partners VI, L.P.	Private Equity Fund	Limited Partnership
599 West Putnam Avenue		Interest	0.5%
Greenwich, CT 06830

Centre Capital Investors IV, LP	Private Equity Fund	Limited Partnership
30 Rockefeller Plaza, Suite 5050		Interest	0.6%
New York, NY 10020

Commercial Credit Group, Inc.	Equipment Finance and	Series C Preferred Stock	100.0%
121 West Trade Street	Leasing	Series D Preferred Stock	52.0%
Suite 2100		Warrant to Purchase
Charlotte, NC 28202		Common Stock(10)	28.5%

Cook Inlet Alternative Risk, LLC	Management Services	Equity Interests	3.7%
10 British American Boulevard
Latham, NY 12110

Cortec Group Fund IV, L.P.	Private Equity Fund	Limited Partnership
200 Park Avenue		Interest	2.2%
New York, NY 10166

Digital VideoStream, LLC	Media Post Production	Debt Convertible
2600 West Olive Avenue		into Equity Interests	20.8%
Burbank, CA 91505

Distant Lands Trading Co.	Provider of Premium	Series A-1 Common Stock	10.3%
801 Houser Way North	Coffee and Coffee	Class A Common Stock	4.4%
Renton, WA 98055	Beans

Driven Brands, Inc. (d/b/a Meineke Car Care Centers® and Econo Lube N’ Tune®)	Franchisor of	Class B Common Stock(10)	97.9%
128 South Tryon Street	Car Care Centers	Warrant to Purchase
Suite 900		Class A Common Stock(10)	51.0%
Charlotte, NC 28202

Dynamic India Fund IV	Fund Focused on Real	Equity Interests	2.4%
International Financial Services Limited	Estate in India
IFS Court, Twenty Eight
Cybercity, Ebene, Mauritius

EarthColor, Inc.	Full Service Commercial	Class B Common Stock(10)	100.0%
527 W. 34th Street, 4th Floor	Printer	Warrant to Purchase
New York, NY 10001		Class C Common Stock(10)	100.0%

eCentury Capital Partners, L.P.	Private Equity Fund	Limited Partnership
8180 Greensboro Drive		Interest	25.0%
Suite 1150
McLean, VA 22102

Elexis Beta GmbH	Distance Measurement	Options to Purchase
Ulmenstraße 22	Device	Shares	9.8%
60325 Frankfurt	Manufacturer
Germany

Fidus Mezzanine Capital, L.P.	Private Equity Fund	Limited Partnership Interest(15)	33.1%
101 North Tryon Street
Charlotte, NC 28246

Frozen Specialties, Inc.	Private Label Frozen	Warrants to Purchase
720 Barre Road	Food Manufacturer	Class A Common Stock	2.7%
Archbold, OH 43502

Geotrace Technologies, Inc.	Oil and Gas Reservoir	Warrant to Purchase
1011 Highway 6 South	Analysis	Preferred Stock	8.9%
Suite 220		Warrant to Purchase
Houston, TX 77077		Common Stock	8.1%

Grotech Partners, VI, L.P.	Private Equity Fund	Limited Partnership
c/o Grotech Capital Group		Interest	2.4%
9690 Deereco Road
Suite 800
Timonium, MD 21093

Havco Wood Products LLC	Hardwood Flooring	Equity Interests	4.5%
3200 East Outer Road	Products Manufacturer
Scott City, MO 63780

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

The Homax Group, Inc.	Supplier of Branded	Preferred Stock	0.1%
P.O. Box 5643	Consumer Products	Common Stock	0.1%
Bellingham, WA 98227		Warrant to Purchase
		Preferred Stock	1.1%
		Warrant to Purchase
		Common Stock	1.1%

International Fiber Corporation	Cellulose and Fiber	Series A Preferred Stock	4.7%
50 Bridge Street	Producer
North Tonawanda, NY 14120

Kodiak Fund LP	Real Estate Finance Fund	Equity Interests	4.0%
2107 Wilson Boulevard
Suite 450
Arlington, VA 22201

MedAssets, Inc.	Healthcare Outsourcing	Series B Convertible
100 North Pointe Center		Preferred Stock	7.8%
Suite 150		Common Stock	0.4%
Alpharetta, GA 30022

Mid-Atlantic Venture Fund IV, L.P.	Private Equity Fund	Limited Partnership
128 Goodman Drive		Interest	6.7%
Bethlehem, PA 18015

Network Hardware Resale, Inc.	Provider of Pre-Owned	Debt Convertible into
26 Castilian Drive	Networking Equipment	Common Stock	21.8%
Suite A
Santa Barbara, CA 93117

Norwesco, Inc.	Polyethylene Tanks	Class B Common Stock(10)	96.3%
P.O. BOX 439	Manufacturer	Warrants to Purchase
4365 Steiner St.		Class A Common Stock(10)	50.2%
St. Bonifacius, MN 55375

Novak Biddle Venture Partners III, L.P.	Private Equity Fund	Limited Partnership
7501 Wisconsin Avenue		Interest	2.5%
East Tower, Suite 1380
Bethesda, MD 20814

Odyssey Investment Partners Fund III, LP	Private Equity Investment	Limited Partnership
280 Park Avenue, 38th Floor	Fund	Interest	0.7%
West Tower
New York, NY 10017

Passport Health Communications, Inc.	Healthcare Technology	Preferred Stock	6.7%
720 Cool Springs Blvd		Common Stock	0.1%
Suite 450
Franklin, TN 37067

Pendum, Inc.	Outsourced ATM Services	Series C-2 Preferred Stock	100.0%
1415 West Cedar Avenue	Provider	Warrants to Purchase Class C-2
Denver, CO 80223		Common Stock	100.0%

Performant Financial Corporation	Collections and	Common Stock	2.1%
333 N. Canyons Pkwy	Default Prevention
Suite 100	Services
Livermore, CA 94551

Postle Aluminum Company, LLC	Aluminum Extrusions	Class B Equity Interests	100.0%
511 Pine Creek Court	Distributor and
Elkhart, IN 46516	Manufacturer

Pro Mach, Inc.	Packaging Machinery	Equity Interests	2.3%
6279 Tri-Ridge Boulevard	Manufacturer
Suite 410
Loveland, OH 45140

S.B. Restaurant Company (d/b/a Elephant Bar)	Restaurants	Series B Convertible
14241 Firestone Boulevard		Preferred Stock	2.5%
Suite 315		Warrants to Purchase
La Mirada, CA 90638		Series A Common Stock	13.1%

SBBUT, LLC	Holding Company	Equity Interests in
52 River Road		Affiliate Company	10.4%
Stowe, VT 05672

Service Center Metals, LLC	Manufacturer Aluminum	Series C Preferred
5850 Quality Way	Products	Equity Interests	2.8%
Prince George, VA 23875

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

SPP Mezzanine Fund, L.P.	Private Equity Fund	Limited Partnership
330 Madison Avenue, 28th Floor		Interest	35.7%
New York, NY 10017

SPP Mezzanine Fund II, L.P.	Private Equity Fund	Limited Partnership
330 Madison Avenue, 28th Floor		Interest	31.2%
New York, NY 10017

The Step2 Company, LLC	Manufacturer of Plastic	Preferred Equity Interests	3.3%
10010 Aurora-Hudson Road	Childrens and Home	Common Equity Interests	3.3%
Streetsboro, Ohio 44241	Products

TransAmerican Auto Parts, LLC	Auto Parts and	Preferred Equity Interests	1.4%
801 West Artesia Boulevard	Accessories Retailer	Common Equity Interests	1.4%
Compton, CA 90220	and Wholesaler

Updata Venture Partners II, L.P.	Private Equity Fund	Limited Partnership
11955 Freedom Drive		Interest	15.0%
Reston, VA 20190

Venturehouse-Cibernet Investors, LLC	Third-Party Billing	Equity Interest	3.3%
509 Seventh Street, NW
Washington, DC 20004

Venturehouse Group, LLC	Private Equity Fund	Common Equity Interest	3.1%
509 Seventh Street, NW
Washington, DC 20004

VICORP Restaurants, Inc.	Restaurants	Warrant to Purchase
400 W. 48th Avenue		Preferred Stock	1.4%
Denver, CO 80216		Warrant to Purchase
		Common Stock	3.4%

Walker Investment Fund II, LLLP	Private Equity Fund	Limited Partnership
3060 Washington Road		Interest	5.1%
Suite 200
Glenwood, MD 21738

WMA Equity Corporation and Affiliates(14)	Marketer of Children’s	Common Stock	100%
31 West 34th Street	Apparel
New York, NY 10001

Webster Capital II, L.P.	Private Equity Fund	Limited Partnership Interest	3.5%
950 Winter Street
Suite 4200
Waltham, MA 02451

Woodstream Corporation	Pest Control	Common Stock	4.4%
69 North Locust Street	Manufacturer	Warrants to Purchase
Lititz, PA 17543		Common Stock	3.7%

York Insurance Services Group, Inc.	Insurance Claims	Common Stock	2.5%
99 Cherry Hill Road	Administrator
Suite 102
Parsippany, NJ 07054

COMMERCIAL REAL ESTATE FINANCE(9)
Aquila Binks Forest Development, LLC(1)	Real Estate Developer	Equity Interest	50%
15430 Endeavour Drive
Jupiter, FL 33478

MGP Park Place
Equity, LLC	Commercial Real	Equity Interest	70.0%
6901 Rockledge Drive	Estate Development
Suite 230
Bethesda, MD 20817

NPH, Inc.(1)	Commercial Real	Common Stock	100.0%
1919 Pennsylvania Ave, N.W.	Estate Developer
Washington, DC 20006

Stemmons Freeway Hotel, LLC(1)	Hotel	Equity Interests	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006

WSA Commons LLC	Residential Real	Equity Interests	50.0%
421 East 4th Street	Estate Development
Cincinnati, OH 45202

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

WSALD-CEH, LLC(1)	Commercial Real	Equity Interest	50.0%
1919 Pennsylvania Ave, N.W.	Estate Developer
Washington, DC 20006

Van Ness Hotel, Inc.(1)	Hotel	Common Stock	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006

(1)	The portfolio company is deemed to be an affiliated person under the 1940 Act because we hold one or more seats on the portfolio company’s board of directors, are the general partner, or are the managing member.

(2)	Alaris Consulting, LLC owns 95% of Alaris Consulting, Inc.

(3)	Included in Class C Equity Interests in the Consolidated Statement of Investments.

(4)	Callidus Capital Corporation owns 80% of Callidus Capital Management, LLC.

(5)	The affiliate holds subordinated debt issued by Impact Innovations Group, LLC. We made an investment in and exchanged our existing subordinated debt for equity interests in the affiliate.

(6)	In the first quarter of 2007, we exercised our option to acquire a majority of the voting securities of Hot Stuff Foods, LLC at fair market value.

(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.

(8)	Callidus Capital Management, LLC is the manager of the fund (see Note 4 above).

(9)	These portfolio companies are included in the Commercial Real Estate Finance — Equity Interests in the Consolidated Statement of Investments.

(10)	Common stock is non-voting. In addition to non-voting stock ownership, we have an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(11)	Triview Investments Inc. holds investments in Longview Cable & Data, LLC, Triax Holdings, LLC, and Crescent Hotels & Resorts, LLC and affiliates.

(12)	In August 2007, we sold our majority equity interest in Mercury Air Centers, Inc. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(13)	Our affiliate holds 100% of the general partnership interests in the Allied Capital Senior Debt Fund, L.P. (the Fund). See “Management’s Discussion and Analysis and Results of Operations — Allied Capital Senior Debt Fund, L.P.” above. We hold 41% of the Class A-1 limited partnership interests in the Fund, however; we only own 25% of the total limited partnership interests in the Fund.

(14)	WMA Equity Corporation holds 23% of the equity interests in Wear Me Apparel LLC.

(15)	Limited partnership interests are non-voting.

DETERMINATION OF NET ASSET VALUE
Quarterly Net Asset Value Determination
      We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities divided by the total number of common shares outstanding.
      We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.
      As a business development company, we invest in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
      Valuation Methodology. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values. However, we must derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. This financial and other information is generally obtained from the portfolio companies, and may represent unaudited, projected or pro forma financial information. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, the entry multiple for the transaction, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than our cost basis if the amount that would be repaid on the loan or debt security upon the sale or liquidation of the portfolio company is greater than our cost basis. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than our cost basis if the amount that would be repaid on the loan or debt security upon the sale or recapitalization of the portfolio company is greater than our cost basis.

      When we receive nominal cost warrants or free equity securities (nominal cost equity), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
        Equity Securities. Our equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      The value of our equity investments in private debt and equity funds are generally valued at the fund’s net asset value. The value of our equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Collateralized Debt Obligations (CDO) and Collateralized Loan Obligations (CLO). CDO and CLO bonds and preferred shares/ income notes (CDO/ CLO Assets) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/ income notes, when available. We recognize unrealized appreciation or depreciation on our CDO/ CLO Assets as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. We determine the fair value of our CDO/ CLO Assets on an individual security-by-security basis.
Determinations In Connection With Offerings
      In connection with each offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. The Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock in the proposed offering.

      Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.
      Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.
      These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

MANAGEMENT
      Our Board of Directors oversees our management. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Corporate Governance/Nominating Committee, and may establish additional committees from time to time as necessary. All of our directors also serve as directors of our subsidiaries.
      The management of our company and our investment portfolio is the responsibility of various corporate committees, including the management committee, the investment committee, and the portfolio management committee. See “Portfolio Management.”
Structure of Board of Directors
      Our Board of Directors is classified into three approximately equal classes with three-year terms, with the term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.
Directors
      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Allied Capital as defined in the 1940 Act. Information regarding our Board of Directors at August 9, 2007, is as follows:

			Director	Expiration
Name	Age	Position	Since(1)	of Term

Interested Directors
William L. Walton	57	Chairman, Chief Executive Officer and President	1986	2010
Joan M. Sweeney	47	Chief Operating Officer	2004	2010
Robert E. Long	76	Director	1972	2010
Independent Directors
Ann Torre Bates	49	Director	2003	2009
Brooks H. Browne	57	Director	1990	2010
John D. Firestone	63	Director	1993	2008
Anthony T. Garcia	51	Director	1991	2008
Edwin L. Harper	65	Director	2006	2009
Lawrence I. Hebert	60	Director	1989	2008
John I. Leahy	76	Director	1994	2009
Alex J. Pollock	64	Director	2003	2009
Marc F. Racicot	59	Director	2005	2008
Guy T. Steuart II	76	Director	1984	2009
Laura W. van Roijen	55	Director	1992	2008

(1)	Includes service as a director of any of the predecessor companies of Allied Capital.
     Each director has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Executive Officers
      Information regarding our executive officers at August 9, 2007, is as follows:

Name	Age	Position

William L. Walton	57	Chairman, Chief Executive Officer and President
Joan M. Sweeney	47	Chief Operating Officer
Kelly A. Anderson	53	Executive Vice President and Treasurer
Scott S. Binder	52	Chief Valuation Officer
Ralph G. Blasey III	46	Executive Vice President and Private Finance General Counsel
John M. Fruehwirth	39	Managing Director
Michael J. Grisius	43	Managing Director
Jeri J. Harman	50	Managing Director
Thomas C. Lauer	40	Managing Director
G. Scott Lesmes	40	Chief Legal Officer and Chief Compliance Officer
Robert D. Long	50	Managing Director
Justin S. Maccarone	48	Managing Director
Robert M. Monk	41	Managing Director
Diane E. Murphy	53	Executive Vice President and Director of Human Resources
Penni F. Roll	41	Chief Financial Officer
Daniel L. Russell	42	Managing Director
John M. Scheurer	55	Managing Director
John D. Shulman	44	Managing Director
Suzanne V. Sparrow	41	Executive Vice President and Corporate Secretary
      Each executive officer has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.
Biographical Information
Directors
      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Allied Capital as defined in the 1940 Act.
Interested Directors
      William L. Walton has been Chairman, President and Chief Executive Officer of Allied Capital since 1997 and a director since 1986. Mr. Walton’s previous experience includes serving as a Managing Director of Butler Capital Corporation, as personal investment advisor to William S. Paley, founder of CBS, and as Senior Vice President in Lehman Brothers Kuhn Loeb’s Merger and Acquisition Group. He also founded two education service companies — Language Odyssey and SuccessLab. Mr. Walton currently serves on the boards of the U.S. Chamber of Commerce and the Financial Services Roundtable, and he is the Board President of the National Symphony Orchestra. Mr. Walton is Chairman of the Kelley School of Business Dean’s Council at Indiana University.
      Joan M. Sweeney is the Chief Operating Officer of Allied Capital and has been employed by Allied Capital since 1993. Ms. Sweeney oversees Allied Capital’s daily operations. Prior to joining

Allied Capital, Ms. Sweeney was employed by Ernst & Young, Coopers & Lybrand, and the Division of Enforcement of the Securities and Exchange Commission.
      Robert E. Long has been the Chief Executive Officer and a director of GLB Group, Inc., an investment management firm, since 1997 and President of Ariba GLB Asset Management, Inc., the parent company of GLB Group, Inc., since 2005. He has been the Chairman of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., and Advanced Solutions International, Inc. Mr. Long is the father of Robert D. Long, an executive officer of Allied Capital.
Independent Directors
      Ann Torre Bates has been a strategic and financial consultant since 1997. From 1995 to 1997, Ms. Bates served as Executive Vice President, CFO and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways. She currently serves on the boards of Franklin Mutual Series, Franklin Mutual Recovery, and SLM Corporation (Sallie Mae).
      Brooks H. Browne has been a private investor since 2002. Mr. Browne was the President of Environmental Enterprises Assistance Fund from 1993 to 2002 and served as a director from 1991 to 2005. He currently serves as Chairman of the Board for Winrock International, a non-profit organization.
      John D. Firestone has been a Partner of Secor Group, a venture capital firm since 1978. Mr. Firestone has also served as a director of Security Storage Company of Washington, DC, since 1978. He is currently a director of Cuisine Solutions, Inc., and several non-profit organizations, including the National Rehabilitation Hospital, The Washington Ballet and the Tudor Place Foundation of which he is the past president. From 1997 to 2001 he was a director of The Bryn Mawr Trust Corporation.
      Anthony T. Garcia has been a private investor since March 2007. Previously, Mr. Garcia was Vice President of Finance of Kirusa, a developer of mobile services, from January to March 2007, and was a private investor from 2003 through 2006. Mr. Garcia was Vice President of Finance of Formity Systems, Inc., a developer of software products for business management of data networks, from 2002 through 2003. Mr. Garcia was a private investor from 2000 to 2001, the General Manager of Breen Capital Group, an investor in tax liens, from 1997 to 2000, and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.
      Edwin L. Harper has been an executive for Assurant, Inc., a financial services and insurance provider, since 1998. He currently serves as Senior Vice President, Public Affairs and Government Relations and previously served as Chief Operating Officer and Chief Financial Officer for Assurant’s largest subsidiary. From 1992 to 1997, Mr. Harper served as President and Chief Executive Officer of the Association of American Railroads. He also spent five years with Campbell Soup Company, serving as Chief Financial Officer from 1986 to 1991. Earlier in his career, Mr. Harper served on the White House staffs of both President Reagan and President Nixon. Mr. Harper currently serves as Director for the Council for Excellence in Government.
      Lawrence I. Hebert is Senior Advisor for PNC Bank, N.A., and was a director and President and Chief Executive Officer of Riggs Bank N.A., a subsidiary of Riggs National Corporation, from 2001 to 2005. Mr. Hebert also served as Chief Executive Officer of Riggs National Corporation during 2005 and served as a director of Riggs National Corporation from 1988 to 2005. Mr. Hebert served as a director of Riggs Investment Advisors and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert previously served as Vice Chairman from 1983 to 1998, President from 1984 to 1998, and Chairman and Chief Executive Officer from 1998 to 2001 of Allbritton Communications Company.
      John I. Leahy has been the President of Management and Marketing Associates, a management consulting firm, since 1986. Previously, Mr. Leahy spent 34 years of his career with Black & Decker Corporation, where he served as President and CEO of the United States subsidiary from 1979 to 1981 and President and Group Executive Officer of the Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is currently a director of B&L Sales, Inc. and Chairman of Integra Health Management, Inc. He is also Trustee Emeritus of the Sellinger School of Business at Loyola College, Maryland.
      Alex J. Pollock has been a Resident Fellow at the American Enterprise Institute since 2004. He was President and Chief Executive Officer of the Federal Home Loan Bank of Chicago from 1991 to 2004. He currently serves as a director of the Chicago Mercantile Exchange, Great Lakes Higher Education Corporation, the Great Books Foundation, the Illinois Council on Economic Education and the International Union for Housing Finance. Allied Capital has contributed $25 thousand to the American Enterprise Institute.
      Marc F. Racicot has served as President and Chief Executive Officer of the American Insurance Association since August 2005. Prior to that, he was an attorney at the law firm of Bracewell & Giuliani, LLP from 2001 to 2005. He is a former Governor (1993 to 2001) and Attorney General (1989 to 1993) of the State of Montana. Mr. Racicot was appointed by President Bush to serve as the Chairman of the Republican National Committee from 2002 to 2003 and he served as Chairman of the Bush/Cheney Re-election Committee from 2003 to 2004. He presently serves on the Board of Directors for Burlington Northern Santa Fe Corporation, Massachusetts Mutual Life Insurance Company, Jobs for America’s Graduates, and the Board of Visitors for the University of Montana School of Law.
      Guy T. Steuart II has been a director of Steuart Investment Company, which manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses, since 1960 where he served as President until 2003 and currently serves as Chairman. Mr. Steuart has served as Trustee Emeritus of Washington and Lee University since 1992.
      Laura W. van Roijen has been a private investor since 1992. Ms. van Roijen was a Vice President at Citicorp from 1982 to 1992.
Executive Officers who are not Directors
      Kelly A. Anderson, Executive Vice President and Treasurer, has been employed by Allied Capital since 1987. Ms. Anderson’s responsibilities include Allied Capital’s infrastructure operations, business process management, and certain treasury functions.
      Scott S. Binder, Chief Valuation Officer, has been employed by Allied Capital since 1997. He has served as Chief Valuation Officer since 2003. He served as a consultant to the Company from 1991 until 1997. Prior to joining the Company, Mr. Binder formed and was President of Overland Communications Group. He also served as a board member and financial consultant for a public affairs and lobbying firm in Washington, DC. Mr. Binder founded Lonestar Cablevision in 1986, serving as President until 1991. In the early 1980’s, Mr. Binder worked for two firms specializing in leveraged lease transactions. From 1976 to 1981, he was employed by Coopers & Lybrand.

      Ralph G. Blasey III, Executive Vice President and Private Finance General Counsel, has been employed by Allied Capital since 2004. Prior to joining Allied Capital, Mr. Blasey practiced law from 1987 to 2004. He joined the law firm of Baker & Hostetler, LLP in 1989 and was named a partner in 1996.
      John M. Fruehwirth, Managing Director, has been employed by Allied Capital since 2003. Previously, he worked at Wachovia (formerly First Union) in several merchant banking groups including Wachovia Capital Partners, Leveraged Capital and Middle Market Capital from 1999 to 2003. Prior to that, Mr. Fruehwirth worked in First Union’s Leveraged Finance Group from 1996 to 1998.
      Michael J. Grisius, Managing Director, has been employed by Allied Capital since 1992. Prior to joining Allied Capital, Mr. Grisius worked in leveraged finance at Chemical Bank from 1989 to 1992 and held senior accountant and consultant positions with KPMG LLP from 1985 to 1988.
      Jeri J. Harman, Managing Director, has been employed by Allied Capital since 2004. Prior to joining Allied Capital, Ms. Harman served as a Managing Director and Principal for American Capital Strategies, Ltd., a business development company, from 2000 until 2004. She worked as a Managing Director and Head of Private Placements for First Security Van Kasper from 1996 to 2000 and a Managing Director of Coopers & Lybrand from 1993 to 1996. From 1982 to 1993, Ms. Harman held various senior level positions in the private placement arm of The Prudential Insurance Company of America. She has served on the Board of Directors for the Association of Corporate Growth since 2000 and currently serves on the Board of the Women’s Leadership Council.
      Thomas C. Lauer, Managing Director, has been employed by Allied Capital since 2004. Prior to joining Allied Capital, Mr. Lauer worked in GE Capital’s sponsor finance group from 2003 to 2004 and in the merchant banking and leveraged finance groups of Wachovia Securities (previously First Union Securities) from 1997 to 2003. He also held senior analyst positions at Intel Corporation and served as a corporate lender and credit analyst at National City Corporation.
      G. Scott Lesmes, Chief Legal Officer and Chief Compliance Officer, has been employed by Allied Capital since 2007. Prior to joining Allied Capital, Mr. Lesmes served as Senior Vice President and Deputy General Counsel at Fannie Mae from 2005 to 2007 where he was responsible for corporate, securities and securitization legal matters. From 2000 to 2005, he was a Vice President and Deputy General Counsel for corporate and securities matters at Fannie Mae. Earlier in his career, he served as an Associate at Silver, Freedman and Taff, LLP specializing in mergers and acquisitions, initial public offerings, and various financing transactions.
      Robert D. Long, Managing Director, has been employed by Allied Capital since 2002 and currently manages our business development activities. Prior to joining Allied Capital, Mr. Long was Managing Director and Head of Investment Banking at C.E. Unterberg from 2001 to 2002, and Managing Director at E*OFFERING/Wit SoundView from 2000 to 2001. He also held management positions at Bank of America (Montgomery Securities) from 1996 to 2000, and Nomura Securities International from 1992 to 1996, and prior to that he served as a Managing Director at CS First Boston.
      Justin S. Maccarone, Managing Director, has been employed by Allied Capital since 2005. Prior to joining Allied Capital, Mr. Maccarone served as a partner with UBS Capital Americas, LLC, a private equity fund focused on middle market investments, from 1993 to 2005. Prior to that, Mr. Maccarone served as a Senior Vice President at GE Capital specializing in merchant banking and leveraged finance from 1989 to 1993 and served as Vice President of the Leveraged Finance Group at HSBC/ Marine Midland Bank from 1981 to 1989.

      Robert M. Monk, Managing Director, has been employed by Allied Capital since 1993. Prior to joining Allied Capital, Mr. Monk worked in the leveraged finance group at First Union National Bank (currently Wachovia Securities).
      Diane E. Murphy, Executive Vice President and Director of Human Resources, has been employed by Allied Capital since 2000. Prior to joining Allied Capital, Ms. Murphy was employed by Allfirst Financial from 1982 to 1999 and served in several capacities including head of the retail banking group in the Greater Washington Metro Region from 1994 to 1996 and served as the senior human resources executive from 1996 to 1999.
      Penni F. Roll, Chief Financial Officer, has been employed by Allied Capital since 1995. Ms. Roll is responsible for Allied Capital’s financial operations. Prior to joining Allied Capital, Ms. Roll was employed by KPMG LLP in the firm’s audit practice.
      Daniel L. Russell, Managing Director, has been employed by Allied Capital since 1998. Prior to joining Allied Capital, Mr. Russell was employed by KPMG LLP in the firm’s financial services group.
      John M. Scheurer, Managing Director, has been employed by Allied Capital since 1991. Mr. Scheurer is currently a member of the Board of Governors of the Commercial Mortgage Securities Association. He has also served as Chairman and as a Vice Chair of the Capital Markets Committee for the Commercial Real Estate Finance Committee of the Mortgage Bankers Association.
      John D. Shulman, Managing Director, has been employed by Allied Capital since 2001. Prior to joining Allied Capital, Mr. Shulman served as the President and CEO of Onyx International, LLC, a private equity firm, from 1994 to 2001. He currently serves as a member of the investment committee of Greater China Private Equity Fund.
      Suzanne V. Sparrow, Executive Vice President and Corporate Secretary, has been employed by Allied Capital since 1987. Ms. Sparrow manages various special projects for Allied Capital and is involved in Allied Capital’s compliance and corporate governance activities.
Committees of the Board of Directors
      Our Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance/ Nominating Committee. The Audit Committee, Compensation Committee, and Corporate Governance/ Nominating Committee each operate pursuant to a committee charter. The charter of each Committee is available on our web site at www.alliedcapital.com in the Investor Resources section and is also available in print to any stockholder or other interested party who requests a copy.
      The Executive Committee has and may exercise those rights, powers, and authority that the Board of Directors from time to time grants to it, except where action by the Board is required by statute, an order of the Securities and Exchange Commission (the Commission), or Allied Capital’s charter or bylaws. The Executive Committee has been delegated authority from the Board to review and approve certain investments. The Executive Committee met 50 times during 2006. The Executive Committee members currently are Messrs. Walton (Chairman), Harper, Hebert, Leahy, Long, Pollock and Steuart. Messrs. Harper, Hebert, Leahy, Pollock, and Steuart are independent directors for purposes of the 1940 Act. Messrs. Walton and Long are interested persons of Allied Capital, as defined in Section 2(a)(19) of the 1940 Act.

      The Audit Committee operates pursuant to a charter approved by the Board of Directors and meets the requirements of Section 3(a)(58)(A) of the Exchange Act. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our independent registered public accounting firm, and the performance of our internal audit function. The Audit Committee met 13 times during 2006. The Audit Committee is presently composed of five persons, including Mmes. Bates (Chairman) and van Roijen and Messrs. Browne, Garcia, and Harper, all of whom are considered independent under the rules promulgated by the New York Stock Exchange. Our Board of Directors has determined that Ms. Bates and Messrs. Browne, Garcia, and Harper are “audit committee financial experts” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as each meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act.
      The Compensation Committee approves the compensation of our executive officers, and reviews the amount of salary and bonus for each of the Company’s other officers and employees. In addition, the Compensation Committee approves stock option grants for our officers under our Amended Stock Option Plan, determines the Individual Performance Awards (IPA) and Individual Performance Bonuses (IPB) for participants and determines other compensation arrangements for employees. The Compensation Committee met nine times during 2006. The Compensation Committee members currently are Messrs. Garcia (Chairman), Browne, Firestone, Leahy, and Racicot, each of whom is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.
      The Corporate Governance/ Nominating Committee recommends candidates for election as directors to the Board of Directors and makes recommendations to the Board as to our corporate governance policies. The Corporate Governance/ Nominating Committee met four times during 2006. The Corporate Governance/ Nominating Committee members currently are Messrs. Hebert (Chairman), Firestone, Pollock, Racicot, and Steuart, each of whom is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.
      The Corporate Governance/ Nominating Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted to the care of the Corporate Secretary in accordance with the Company’s bylaws, Corporate Governance Policy, and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable Commission rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

PORTFOLIO MANAGEMENT
      The management of our company and our investment portfolio is the responsibility of various corporate committees, including the management committee, the investment committee, and the portfolio management committee. In addition, the Executive Committee of the Board of Directors approves certain investment decisions.
      Our management committee is responsible for, among other things, business planning and the establishment and review of general investment criteria. The management committee is chaired by William Walton, our Chief Executive Officer (CEO), and currently includes Joan Sweeney, our Chief Operating Officer (COO), Penni Roll, our Chief Financial Officer (CFO), Scott Binder, our Chief Valuation Officer (CVO), Scott Lesmes, our Chief Legal Officer, and John Fruehwirth, Michael Grisius, Jeri Harman, Thomas Lauer, Robert D. Long, Justin Maccarone, Robert Monk, Daniel Russell, John Scheurer, and John Shulman, all managing directors. The composition of the committee may change from time to time.
      Our investment committee is responsible for approving new investments. Our investment committee is chaired by William Walton, CEO, and currently includes Joan Sweeney, COO, Penni Roll, CFO, Scott Binder, CVO (non-voting), John Fruehwirth, Michael Grisius, Jeri Harman, Thomas Lauer, Robert D. Long, Justin Maccarone, Robert Monk, Daniel Russell, John Scheurer, John Shulman and Paul Tanen, all managing directors. The composition of the committee may change from time to time.
      In addition to approval by the investment committee, each transaction that represents a commitment equal to or greater than $20 million, every buyout transaction, and any other investment that in our judgment demonstrates unusual risk/reward characteristics also requires the approval of the Executive Committee of the Board of Directors. Our Executive Committee is currently comprised of Messrs. Walton, Harper, Hebert, Leahy, Long, Pollock and Steuart.
      Our portfolio management committee is responsible for review and oversight of the investment portfolio, including reviewing the performance of selected portfolio companies, overseeing portfolio companies in workout status, reviewing and approving certain modifications or amendments to or certain additional investments in existing portfolio companies, reviewing and approving certain portfolio exits, reviewing and approving certain actions by portfolio companies whose voting securities are more than 50% owned by us, reviewing significant investment-related litigation matters where we are a named party, and reviewing and approving proxy votes with respect to our portfolio investments. From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and the portfolio management committee gauges our progress against the strategy. Our portfolio management committee is chaired by William Walton, CEO, and currently includes Joan Sweeney, COO, Penni Roll, CFO, Scott Binder, CVO (non-voting), Ralph Blasey, Private Finance General Counsel, and Christina DelDonna, Susan Mayer, John Scheurer and Paul Tanen, all managing directors. The composition of the committee may change from time to time.
      We are internally managed and our investment professionals manage the investments in our portfolio. These investment professionals have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with our approach of lending and investing. Because we are internally managed, we pay no external investment advisory fees, but instead we pay the operating costs associated with employing investment and other professionals.

Biographical Information for Non-Executive Officers
      Information regarding the business experience of the additional investment professionals who are directors or executive officers is contained under the caption “Management — Biographical Information.”
      Christina L. DelDonna, Managing Director, has been employed by Allied Capital since 1992. Ms. DelDonna has previously worked in a number of other managerial roles during her tenure with Allied Capital. Prior to joining Allied Capital, Ms. DelDonna held several accounting, audit, and financial analyst roles within a variety of industries.
      Susan Mayer, Managing Director, has been employed by Allied Capital since 2003. Prior to joining Allied Capital, Ms. Mayer served in various investment and management positions with MCI Communications Corporation from 1993 to 2003. Before joining MCI, Ms. Mayer served in a variety of corporate development, management, and consulting roles and was employed by NHP, Inc. from 1991 to 1993, Comsat, Inc. from 1986 to 1991, and the Boston Consulting Group from 1979 to 1986.
      Paul R. Tanen, Managing Director, has been employed by Allied Capital since May 2006, and was also employed by Allied Capital from 2000 until 2004. From 2004 to 2006, Mr. Tanen served as a consultant to Allied Capital. Prior to working with Allied Capital, Mr. Tanen served as a Managing Director at Ridgefield Partners from 1998 to 2000, and was a Founding Member of the private equity group at Charter Oak Partners from 1992 to 1998.
Compensation
      The compensation for the members of our management committee, investment committee, and portfolio management committee includes: (i) annual base salary; (ii) annual cash bonus; (iii) stock options; and (iv) individual performance award and/or individual performance bonus. Compensation for the members of our Executive Committee, with the exception of Mr. Walton, consists of: (i) annual retainer; (ii) attendance fee per committee meeting; and (iii) stock options. The compensation of the members of the management committee, investment committee and portfolio management committee is determined in the same manner as the compensation received by our named executive officers. See “Management” and “Compensation of Directors and Executive Officers” for additional information regarding our compensation program and our determination of individual compensation.
Beneficial Ownership
      Messrs. Walton, Long, and Steuart, members of the Executive Committee, beneficially own shares of our common stock with a value of more than $1,000,000, based on the closing price of $32.87 on August 9, 2007, on the New York Stock Exchange. Messrs. Hebert, Leahy, and Pollock, members of the Executive Committee, beneficially own shares of our common stock with a value of $500,001 to $1,000,000 based on the August 9, 2007, closing price. Mr. Harper, member of the Executive Committee, beneficially owns shares of our common stock with a value of $50,001 to $100,000 based on the August 9, 2007, closing price. Each member of the management committee and the portfolio management committee beneficially owns shares of our common stock with a value of more than $1,000,000, based on the August 9, 2007 closing price. Each member of the investment committee beneficially owns shares of our common stock with a value of more than $1,000,000, based on the August 9, 2007 closing price.
Conflicts of Interest
      Certain of the members of the Executive Committee, the management committee, the investment committee, and the portfolio management committee serve or may serve in an investment management capacity to the Allied Capital Senior Debt Fund, L.P. (the Fund). Specifically, the credit committee for the Fund includes certain of our officers who serve in similar roles for us, including William Walton, Christina DelDonna, Thomas Lauer, and Robert D. Long. These

investment professionals intend to allocate such time and attention as is deemed appropriate and necessary to carry out the operations of the Fund effectively. In this respect, they may experience diversions of their attention from us and potential conflicts of interest between their work for us and their work for the Fund in the event that the interests of the Fund run counter to our interests. Accordingly, they may have obligations to investors in the Fund, the fulfillment of which might not be in the best interests of us or our shareholders. See “Risk Factors — There are potential conflicts of interest between us and the Allied Capital Senior Debt Fund, L.P.”

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
      Under SEC rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following tables set forth compensation earned during the year ended December 31, 2006, by all of our directors, our principal executive officer, our principal financial officer, and each of our three highest paid executive officers (collectively, the Named Executive Officers or NEOs) in each capacity in which each NEO served. Certain of the NEOs served as both officers and directors.
DIRECTOR COMPENSATION
      The following table sets forth compensation that we paid during the year ended December 31, 2006, to our directors. Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

						Change in
						Pension Value
						and Non-
	Fees					Qualified
	Earned or				Non-Equity	Deferred
	Paid in	Stock	Option		Incentive Plan	Compensation	All Other
Name	Cash	Awards	Awards(1)		Compensation	Earnings(4)	Compensation	Total

Interested Directors
William L. Walton(2)	$—	n/a	$—		n/a	$—	$—	$—
Joan M. Sweeney(2)	$—	n/a	$—		n/a	$—	$—	$—
Robert E. Long	$109,000	n/a	$18,169		n/a	$—	$—	$127,169
Independent Directors
Ann Torre Bates	$84,000	n/a	$18,169		n/a	$—	$—	$102,169
Brooks H. Browne	$102,000	n/a	$18,169		n/a	$—	$—	$120,169
John D. Firestone	$66,000	n/a	$18,169		n/a	$—	$—	$84,169
Anthony T. Garcia	$102,000	n/a	$18,169		n/a	$—	$—	$120,169
Edwin L. Harper	$86,500	n/a	$36,337	(3)	n/a	$—	$—	$122,837
Lawrence I. Hebert	$126,500	n/a	$18,169		n/a	$—	$—	$144,669
John I. Leahy	$138,000	n/a	$18,169		n/a	$—	$—	$156,169
Alex J. Pollock	$115,500	n/a	$18,169		n/a	$—	$—	$133,669
Marc F. Racicot	$64,000	n/a	$18,169		n/a	$—	$—	$82,169
Guy T. Steuart II	$106,500	n/a	$18,169		n/a	$—	$—	$124,669
Laura W. van Roijen	$79,000	n/a	$18,169		n/a	$—	$—	$97,169

(1)	Reflects the annual grant of 5,000 options. Options granted vest immediately. The fair value of the options was estimated on the grant date for financial reporting purposes using the Black-Scholes option pricing model and pursuant to the requirements of FASB Statement No. 123 (Revised) (FAS 123R). See Note 2 to our consolidated financial statements for the assumptions used in determining FAS 123R values.

(2)	Mr. Walton and Ms. Sweeney did not receive any compensation for serving on the Board of Directors. See “Executive Compensation — Summary Compensation” below.

(3)	Reflects the grant of 10,000 options made upon Mr. Harper’s initial election to the Board.

(4)	There were no above market or preferential earnings on the non-qualified deferred compensation plans. See “Non- Qualified Deferred Compensation” below.
     In July 2007, our Board of Directors adopted the following compensation structure for non-officer directors, which is effective for 2007. Each non-officer director receives an annual retainer of $100,000. In addition, each member of each committee receives an annual retainer of $45,000 to attend the meetings of the committee and each committee chair also receives an annual retainer of $5,000. In addition, members who serve on special purpose committees will receive $3,000 per meeting.

      Directors may choose to defer such fees through the 2005 Allied Capital Non-Qualified Deferred Compensation Plan (DCP I), and may choose to have such deferred income invested in shares of our common stock through a trust, which is owned by us. See “Non-Qualified Deferred Compensation” for additional information.
      Non-officer directors are eligible for stock option awards under our Amended Stock Option Plan pursuant to an exemptive order from the Commission. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected by stockholders to the Board of Directors. Thereafter, each non-officer director will receive 5,000 options each year on the date of the Annual Meeting of Stockholders at the fair market value on the date of grant. See “Amended Stock Option Plan.” The options granted to our directors vest immediately.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
     Overview of the Compensation Program
      Compensation Philosophy. Allied Capital’s compensation and benefits programs are designed with the goal of providing compensation that is fair, reasonable and competitive. The programs are intended to help us align the compensation paid to our executive officers with the achievement of certain corporate and executive performance objectives that have been established to achieve the long-term objectives of Allied Capital. We also believe that the compensation programs should enable us to attract, motivate, and retain key officers who will contribute to our future success.
      The design of our compensation programs is based on the following:

•	Competitiveness and Market Alignment — Our compensation and benefits programs are designed to be competitive with those provided by companies with whom we compete for talent and to be sufficient to attract the best talent from an increasingly competitive market for top performers in the private equity industry. In general, programs are considered competitive when they are in a range between the median (50th percentile) and 75th percentile of market compensation levels as measured against similarly situated competitor companies. Benefit programs are designed to provide competitive levels of protection and financial security and are not based on performance. As part of its annual review process, the Committee reviews the competitiveness of our current compensation levels of its key employees and executives with a third-party compensation consultant against the competitive market and relative to overall corporate performance during the year.

•	Achievement of Corporate and Individual Performance Objectives — We believe that the best way to accomplish alignment of compensation with the interests of our stockholders is to link pay to individual performance and individual contributions to the returns generated for stockholders. Compensation is determined by the Compensation Committee on a discretionary basis and is dependent on the achievement of certain corporate and executive performance objectives that have been established to achieve long-term objectives of Allied Capital. When individual performance exceeds expectations and performance goals established during the year, pay levels for the individual are expected to be above competitive market levels. When individual performance falls below expectations, pay levels are expected to be below competitive levels.

•	Alignment with Requirements of the 1940 Act — Our compensation program must align with the requirements of the 1940 Act, which imposes certain limitations on the structure of a

BDC’s compensation program. For example, the 1940 Act prohibits a BDC from maintaining a stock option plan and a profit sharing arrangement simultaneously. As a result, if a BDC has a stock option plan, it is prohibited from using a carried interest formula, a common form of compensation in the private equity industry, as a form of compensation. Because of these and other similar limitations imposed by the 1940 Act, the Compensation Committee is limited as to the type of compensation arrangements that can be utilized in order to attract, retain and motivate employees.

      Components of Total Compensation. The Compensation Committee determined that the compensation packages for 2006 for the named executive officers identified in the Summary Compensation Table (the NEOs) should generally consist of the following five key components:

•	Annual base salary;

•	Annual cash bonus;

•	Stock options, priced at current market value;

•	Individual Performance Award (IPA), which is a cash award that is generally determined at the beginning of the year based upon the individual performance of the officer, which is used exclusively to purchase shares of our common stock in the market through a deferred compensation plan; and

•	Individual Performance Bonus (IPB), which is a cash award that is generally determined at the beginning of the year based upon the individual performance of the officer and is paid as current compensation during the year.
      Base Salary. Base salary is designed to attract and retain experienced executives who can drive the achievement of our goals and objectives. While an executive’s initial base salary is determined by an assessment of competitive market levels, the factors used in determining increases in base salary include individual performance, changes in role and/or responsibility and changes in the competitive market environment.
      We have entered into employment agreements with William L. Walton, our Chairman and Chief Executive Officer, Joan M. Sweeney, our Chief Operating Officer, and Penni F. Roll, our Chief Financial Officer. See “— Employment Agreements” below for information regarding the material terms of these agreements.
      Annual Cash Bonus. The annual cash bonus is designed to reward those executives that have achieved certain corporate and executive performance objectives and have contributed to the achievement of certain long-term objectives of Allied Capital. The amount of the annual cash bonus is determined by the Compensation Committee on a discretionary basis. The annual cash bonus, when combined with base salary and the IPA and IPB described below, is benchmarked against a range of compensation that is competitive between the median (50th percentile) and 75th percentile of market compensation levels based on the performance of the individual.
      Stock Options. Our principal objective in awarding stock options to our officers and directors is to align each optionee’s interests with the success of Allied Capital and the financial interests of our stockholders by linking a portion of such optionee’s compensation with the performance of our stock and the value delivered to stockholders. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the success of Allied Capital, and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Amended Stock Option Plan, including the recipient’s current stock holdings, years of service, position with us, and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance. See “Amended Stock Option Plan” for additional information.
      IPA and IPB. Following the enactment of The Sarbanes-Oxley Act of 2002, we were no longer permitted to provide loans to executive officers for the exercise of stock options, as is statutorily provided for in the 1940 Act. This was a significant development, since a substantial component of the total return to stockholders comes in the form of the dividend paid on our common stock. Under the former loan program, an officer could exercise vested stock options with a loan for the purpose of buying the underlying shares and would then receive dividends on the shares obtained through such exercise and pay us interest on the loan until maturity. The loan program was also desirable because it caused the officers to share in the risk of ownership of the stock, since the loan would have to be repaid. As such, under the loan program, there was a balance of the benefits and risks of share ownership for the officers. When the loan program was discontinued, the Compensation Committee established a long-term incentive compensation program whereby the Compensation Committee of the Board of Directors determines an Individual Performance Award (IPA) for certain officers annually, generally at the beginning of each year. In determining the award for any one officer, the Compensation Committee considers individual performance factors, as well as the individual’s contribution to the returns generated for stockholders, among other factors. Stockholders approved the Non-Qualified Deferred Compensation Plan II (DCP II), through which the IPA is administered, in 2004. See “Non-Qualified Deferred Compensation — The 2005 Deferred Compensation Plan II” for additional detail regarding the DCP II.
      As a result of changes in the Code imposed by the American Jobs Creation Act of 2004 (JCA) regarding non-qualified deferred compensation plans, as well as an increase in the competitive market for recruiting and retaining top performers in private equity firms, beginning in 2005 the Board of Directors determined that a portion of the IPA should be paid as an Individual Performance Bonus (IPB). The IPB is determined annually, generally at the beginning of the year, and is distributed in cash in equal installments to award recipients throughout the year as long as each recipient remains employed by us. If a recipient terminates employment during the year, any remaining cash payments under the IPB would be forfeited. In determining an IPB award for any one officer, the Committee considers individual performance factors, as well as the individual’s contribution to the returns generated for stockholders, among other factors.
      Employment Agreements and Severance Arrangements. We entered into employment agreements in 2004 with Mr. Walton and Mmes. Sweeney and Roll and these agreements were amended in 2007 to comply with the JCA and to address other tax related matters. Pursuant to each of these agreements, if the executive’s employment is terminated without cause during the term of the agreement, or within 24 months of a change in control, the executive shall be entitled to severance pay. See “Severance and Change in Control Arrangements” for more detail.
      401(k) Plan. We maintain a 401(k) Plan. All full-time employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals to the 401(k) Plan, up to $15,500 annually for the 2007 plan year, and to direct the investment of these contributions. Plan participants who are age 50 or older during the 2007 plan year are eligible to defer an additional $5,000 during 2007. The 401(k) Plan allows eligible participants to invest in shares of an Allied Capital Common Stock Fund, consisting of Allied Capital common stock and cash, among other investment options. In addition, during the 2007 plan year, we expect to contribute up to 5% of each participant’s eligible compensation for the year, up to maximum compensation of $225,000, to each participant’s plan account on the participant’s behalf, which fully vests at the time of the contribution. The contribution with respect to compensation in excess of $225,000 will be made to The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan. See “Non-Qualified Deferred Compensation — The 2005 Deferred Compensation Plan I.” On August 9, 2007, the 401(k) Plan held less than 1% of the outstanding shares of Allied Capital.
      Insurance. We also make available to all employees health insurance, dental insurance, and group life, disability, and other insurance. Prior to the Sarbanes-Oxley Act of 2002, we provided split dollar life insurance arrangements for certain senior officers. We have subsequently terminated our obligations to pay future premiums with respect to existing split-dollar life insurance arrangements.
      Perquisites. We provide only limited perquisites such as company-paid parking to our NEOs. We utilize corporate aircrafts for business use in an effort to improve the efficiency of required business travel. Imputed income determined in accordance with the Internal Revenue Service (IRS) requirements is reflected in an NEO’s aggregate compensation for income tax purposes for any business trip on which a non-employee family member accompanies the NEO. For compensation disclosure purposes, the value of such travel by non-employee family members is calculated using the direct variable costs incurred.
     Establishing Compensation Levels
      Role of the Compensation Committee and Management. The Compensation Committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934 and independent directors as defined by New York Stock Exchange rules.
      The Compensation Committee operates pursuant to a charter that sets forth the mission of the Compensation Committee and its specific goals and responsibilities. The Compensation Committee’s mission is to evaluate the compensation of our executive officers, and their performance relative to their compensation, and to assure that they are compensated effectively in a manner consistent with the compensation philosophy discussed earlier, internal equity considerations, competitive practice, and the requirements of applicable law and the appropriate regulatory bodies. In addition, the Compensation Committee evaluates and makes recommendations to the Board regarding the compensation of the directors, including their compensation for services on Board committees.
      The Compensation Committee’s charter reflects these goals and responsibilities, and the Compensation Committee annually reviews and revises its charter as necessary. To assist in carrying out its responsibilities, the Compensation Committee periodically receives reports and recommendations from management and from a third-party compensation consultant that it selects and retains. The Compensation Committee may also, from time to time, consult with legal, accounting or other advisors all in accordance with the authority granted to the Compensation Committee in its charter.
      The key members of management involved in the compensation process are the Chief Executive Officer, the Chief Operating Officer and the Director of Human Resources. Management proposes certain corporate and executive performance objectives for executive management that could be established to achieve long-term objectives of Allied Capital and used to determine total compensation, and these proposals are presented to the Compensation Committee for review and approval. Management also participates in the discussion of peer companies to be used to benchmark NEO compensation, and recommends the overall funding level for the annual cash bonus, IPA and IPB, and management’s recommendations are presented to the Compensation Committee for review and approval.
      Company Compensation Policies. In determining the individual compensation for our NEOs, the Compensation Committee considers the total compensation to be awarded to each NEO and may exercise discretion in determining the portion allocated to the various components of total compensation. We believe that the focus on total compensation provides the ability to align pay decisions with short- and long-term needs of the business. This approach also allows for the flexibility needed to recognize differences in performance by providing differentiated pay.
      Assessment of Market Data, Peer Comparisons and Benchmarking of Compensation. The Compensation Committee annually retains a third-party compensation consultant to assess the competitiveness of the current and proposed compensation levels of our NEOs to competitive market practices. For over five years, the Committee has engaged Ernst & Young LLP’s Performance and Reward Practice for this purpose. The consultant assists with the assessment of the compensation practices of our direct competitors. Given our unique structure as a publicly traded, internally managed BDC coupled with the fact that most of our direct competitors are privately held private equity partnerships, specific compensation information with respect to our direct competitors typically is not publicly available. There are a limited number of published survey sources that have a primary focus on the private equity industry and that provide annualized information on long-term incentive plans in the industry, which typically take the form of carried interest.
      As a part of the annual assessment of compensation, the Compensation Committee and its consultant analyze NEO compensation information relative to: (a) a peer group of publicly traded companies, as determined by the Compensation Committee, including internally managed BDCs, deemed similar to Allied Capital in terms of industry segment, company size and competitive market for executive talent; (b) published survey data on similarly sized private equity firms; and (c) an estimation of aggregate compensation levels paid by externally managed BDCs and similar pass-through structures, such as real estate investment trusts. Through this process, the Compensation Committee benchmarks our compensation for NEOs, including the CEO, to the median (50th percentile) through the 75th percentile of competitive market data. However, the Compensation Committee was unable to benchmark the compensation data of individual NEOs from the externally managed companies because no individual compensation data is available.
      Assessment of Company Performance. The Compensation Committee considered certain corporate and executive performance measures that have been established to achieve long-term total return to stockholders. During 2006, we achieved numerous strategic investment and operational goals and objectives, including the origination of $2.4 billion in new investments, achievement of approximately $533 million in net realized gains, and the payment of approximately $355 million of dividends to stockholders. We also achieved investment grade status from the primary ratings agencies.
          Compensation Determination
      In identifying prevailing market competitive compensation and benefit levels for similarly situated companies, Allied Capital employs a three-pronged approach as noted above. First, the Compensation Committee reviews compensation information from a proxy peer group that is composed of similarly situated publicly traded companies, including internally managed BDCs, deemed similar to us in terms of industry segment and competitive market for executive talent. Second, the Compensation Committee considers published survey data on similarly sized private equity firms. Third, the Compensation Committee reviews an estimation of aggregate compensation levels paid by externally managed BDCs and similar pass-through structures, such as real estate investment trusts.
      The Compensation Committee annually reviews tally sheets that illustrate all components of the compensation provided to our NEOs, including base salary, annual cash bonus, IPAs and IPBs, stock option awards, perquisites and benefits, the accumulated balance under non-qualified deferred compensation plans, and the aggregate amounts that may be paid as the result of certain events of termination under employment agreements including a change of control. The Compensation Committee also provides a full report of all compensation program components to the Board of Directors, including the review and discussion of tally sheets.
      Individual compensation levels for NEOs are determined based on individual performance and the achievement of certain corporate and executive performance objectives that have been established to achieve our long-term objectives.
      Increases to base salary are awarded to address changes in the external competitive market for a given position, to recognize an executive for assuming additional responsibilities and his/her related performance, or to achieve an appropriate competitive level due to a promotion to a more senior position.
      In determining the amount of an executive’s variable compensation — the annual cash bonus, IPA and IPB — the Compensation Committee uses market-based total compensation guidelines described above. Within those guidelines, the Committee considers the overall funding available for such awards, the executive’s performance, and the desired mix between the various components of total compensation. We do not use any formula-based approach in determining individual awards. Rather, discretion is exercised in determining the overall total compensation to be awarded to the executive. As a result, the amounts delivered in the form of an annual cash bonus, IPA and IPB are designed to work together in conjunction with base salary to deliver an appropriate total compensation level to the NEO.
      We believe that the discretionary design of our variable compensation program supports its overall compensation objectives by allowing for significant differentiation of pay based on individual performance and by providing the flexibility necessary to ensure that pay packages for its NEOs are competitive relative to our market.
      Determination of 2006 Compensation for the CEO and other NEOs. The compensation of our Chief Executive Officer and other NEOs is determined based on the achievement of certain corporate and executive performance objectives. 2006 was a year of continued progress in achieving the objectives that contribute to the long-term success of Allied Capital. Under Mr. Walton’s leadership in 2006, we invested $2.4 billion in over 65 total transactions, generated approximately $533 million in net realized gains, paid approximately $355 million in dividends to stockholders, raised $700 million in long-term debt and achieved investment grade status from the three primary ratings agencies.
      Mr. Walton is paid an annual base salary of $1,500,000, the same rate that has been in effect since February 2004. Mr. Walton received an annual bonus for 2006 of $2,750,000, the same amount as the annual bonus that was paid for 2005, in recognition of our performance discussed above and his instrumental role in driving those results. Mr. Walton also received a 2006 IPA of $1,475,000 and a 2006 IPB of $1,475,000, which were the same amounts as the prior year. Mr. Walton did not receive any stock option grants in 2006 to help ensure that we had sufficient stock option reserves to make market competitive stock option grants to new officer hires below the NEO level.
      Ms. Sweeney is paid an annual base salary of $1,000,000, the same rate that has been in effect since February 2004. Ms. Sweeney received an annual bonus for 2006 of $1,500,000, the same amount as the annual bonus that was paid for 2005, in recognition of our performance and her individual performance. Ms. Sweeney also received a 2006 IPA of $750,000 and a 2006 IPB of $750,000, which were the same amounts as the prior year. Ms. Sweeney did not receive any stock option grants in 2006 to help ensure that we had sufficient stock option reserves to make market competitive stock option grants to new officer hires below the NEO level.

      For 2006, Ms. Roll was paid an annual base salary of $523,568. Ms. Roll received an annual bonus for 2006 of $850,000 in recognition of our performance and her individual performance. Ms. Roll also received a 2006 IPA of $350,000 and a 2006 IPB of $350,000. Ms. Roll did not receive any stock option grants in 2006 to help ensure that we had sufficient stock option reserves to make market competitive stock option grants to new officer hires below the NEO level.
      For 2006, Mr. Shulman was paid an annual base salary of $561,250. Mr. Shulman received an annual bonus for 2006 of $3,000,000 in recognition of our performance and his individual performance. Mr. Shulman also received a 2006 IPA of $1,000,000 and a 2006 IPB of $1,000,000. Mr. Shulman did not receive any stock option grants in 2006 to help ensure that we had sufficient stock option reserves to make market competitive stock option grants to new officer hires below the NEO level.
      For 2006, Mr. Grisius was paid an annual base salary of $556,538. Mr. Grisius received an annual bonus for 2006 of $1,500,000 in recognition of our performance and his individual performance. Mr. Grisius also received a 2006 IPA of $500,000 and a 2006 IPB of $500,000. Mr. Grisius did not receive any stock option grants in 2006 to help ensure that we had sufficient stock option reserves to make market competitive stock option grants to new officer hires below the NEO level.
      The Compensation Committee determined that the total compensation levels for each of these executives was within a competitive range to existing market levels.
      Determination of 2007 IPA and 2007 IPB for NEOs. In determining the 2007 IPAs and IPBs, the Compensation Committee considered each NEO’s individual contribution to Allied Capital as a whole. The 2007 IPAs for Mr. Walton, Ms. Sweeney, Ms. Roll, Mr. Shulman and Mr. Grisius were determined to be $1,475,000, $750,000, $350,000, $500,000 and $400,000, respectively. The 2007 IPBs for Mr. Walton, Ms. Sweeney, Ms. Roll, Mr. Shulman and Mr. Grisius were determined to be $1,475,000, $750,000, $350,000, $500,000 and $400,000, respectively. The 2007 IPAs and IPBs for Mr. Walton, Ms. Sweeney and Ms. Roll remained unchanged from their 2006 award amounts. The 2007 IPAs and IPBs for Messrs. Shulman and Grisius were each decreased by $500,000 and $100,000, respectively, from their 2006 awards.
      The IPA for 2007 for all recipients in the aggregate has been determined to be approximately $10 million. This amount represents IPAs expected to be expensed for financial reporting purposes for 2007 assuming each participant remains employed by us throughout the year. This amount is subject to change if there is a change in the composition of the pool of award recipients during the year, or if the Compensation Committee determines that a change to an individual award is needed. The IPAs are not paid to executive officers on a current basis. Instead, IPAs are deposited in a deferred compensation trust in approximately equal cash installments, on a quarterly basis, and the cash is used to purchase shares of our common stock in the market on the New York Stock Exchange. See “Non-Qualified Deferred Compensation — The 2005 Deferred Compensation Plan II” for additional information.
      The IPB for 2007 for all recipients in the aggregate has been determined to be approximately $10 million. The IPB will be distributed in cash to award recipients in equal installments throughout the year as long as the recipient remains employed by us. If a recipient terminates employment during the year, any remaining cash payments under the IPB for the recipient are forfeited. This amount represents IPBs expected to be expensed for financial reporting purposes for 2007 assuming each recipient remains employed by us throughout the year. This amount is subject to change if there is a change in the composition of the pool of award recipients during the year or if the Compensation Committee determines that a change to an individual award is needed.

          Stock Option Practices
      Our principal objective in awarding stock options to our officers and directors is to align each optionee’s interests with the success of Allied Capital and the financial interests of our stockholders by linking a portion of such optionee’s compensation with the performance of our stock and the value delivered to stockholders. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance. Stock options are priced at the closing price of the stock on the date the option is granted. The Compensation Committee takes into account material non-public information, among other factors, when granting stock options. During 2006, NEOs did not receive stock option grants to help ensure that we had sufficient stock option reserves to make market competitive stock option grants to new officer hires.
          Stock Ownership Initiative
      In connection with our 2006 Annual Meeting of Stockholders, our stockholders approved the issuance of up to 2,500,000 shares of our common stock in exchange for the cancellation of vested “in-the-money” stock options granted to certain officers and directors under the Amended Stock Option Plan. Under the initiative, which was reviewed and approved by our Board of Directors, all optionees who hold vested stock options with exercise prices below the market value of the stock (or “in-the-money” options), would be offered the opportunity to receive cash and unregistered common stock in exchange for their voluntary cancellation of their vested stock options. The sum of the cash and common stock to be received by each optionee would equal the “in-the-money” value of the stock option cancelled. As part of this initiative, the Board of Directors adopted a target ownership program that establishes minimum ownership levels for our senior officers, which is intended to further align the interests of our officers with those of our stockholders. On July 18, 2007, we completed the tender offer in connection with the OCP. See “Results of Operations, Option Cancellation Payment” above.
          Impact of Regulatory Requirements — Tax Deductibility of Pay
      Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year, which applies with respect to certain of our most highly paid executive officers for 2006. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. Mr. Walton’s, Ms. Sweeney’s and Mr. Shulman’s total compensation is above the $1,000,000 threshold for 2006; accordingly, for 2006, a portion of their total compensation, including salaries, bonuses and IPBs, and the taxable value of their perquisites under the Code, is not deductible by us.

Summary Compensation
      The following table sets forth compensation for the year ended December 31, 2006, to our principal executive officer, principal financial officer and each of our three highest paid executive officers (collectively, the Named Executive Officers or NEOs) in each capacity in which each NEO served. Certain of the NEOs served as both officers and directors.

							Change in
							Pension Value
							and Non-
						Non-Equity	Qualified
						Incentive	Deferred
Name and Principal				Stock	Option	Plan	Compensation	All Other
Position	Year	Salary	Bonus(1)	Awards	Awards(2)	Compensation	Earnings(3)	Compensation(4)	Total

William L. Walton, Chief Executive Officer	2006	$1,500,000	$5,700,000	n/a	$421,142	n/a	n/a	$250,763	$7,871,905

Joan M. Sweeney, Chief Operating Officer	2006	$1,000,000	$3,000,000	n/a	$314,827	n/a	n/a	$134,418	$4,449,245

Penni F. Roll, Chief Financial Officer	2006	$523,568	$1,550,000	n/a	$490,659	n/a	n/a	$70,571	$2,634,798

John D. Shulman, Managing Director	2006	$561,250	$5,000,000	n/a	$633,987	n/a	n/a	$130,772	$6,326,009

Michael J. Grisius, Managing Director	2006	$556,538	$2,500,000	n/a	$596,974	n/a	n/a	$81,945	$3,735,457

(1)	This column includes annual cash bonus, IPA and IPB. See “Compensation Discussion and Analysis” above for a discussion of these components. The following table provides detail as to the composition of the bonus received by each of the NEOs:

	Bonus	IPA	IPB

Mr. Walton	$2,750,000	$1,475,000	$1,475,000

Ms. Sweeney	$1,500,000	$750,000	$750,000

Ms. Roll	$850,000	$350,000	$350,000

Mr. Shulman	$3,000,000	$1,000,000	$1,000,000

Mr. Grisius	$1,500,000	$500,000	$500,000

(2)	No option grants were made to NEOs in 2006. This column includes amounts from awards granted prior to 2006 which were recognized for financial statement reporting purposes without regard to estimated forfeitures in 2006 in accordance with FAS 123R. See Note 2 to our 2006 consolidated financial statements for the assumptions used in determining FAS 123R values.

(3)	There were no above market or preferential earnings on the non-qualified deferred compensation plans. See “Non-Qualified Deferred Compensation” below.

(4)	All Other Compensation is composed of the following:

	Company
	Contribution	Company
	to 401(k)	Contribution
	Plan	to DCP I	Other(5)

Mr. Walton	$11,000	$201,500	$38,263
Ms. Sweeney	$11,000	$114,000	$9,418
Ms. Roll	$11,000	$55,154	$4,417
Mr. Shulman	$11,000	$117,000	$2,772
Mr. Grisius	$11,000	$66,770	$4,175

(5)	This amount includes perquisites such as Company-paid parking and the imputed income value of split dollar life insurance arrangements. For Mr. Walton, the amount also includes the premiums associated with executive long-term disability insurance. In addition, the amount includes approximately $28,000 for Mr. Walton and approximately $3,000 for Ms. Sweeney related to the direct variable costs associated with the travel of non-employee family members when they have accompanied the NEOs on trips for business purposes. The value of this perquisite is different than each NEO’s imputed income, which is calculated in accordance with IRS requirements.

Grants of Plan-Based Awards(1)

								All Other	All Other
		Estimated Future Payouts			Estimated Future Payouts			Stock	Option
		Under Non-Equity Incentive			Under Equity Incentive Plan			Awards;	Awards;	Exercise	Grant Date
		Plan Awards			Awards			Number of	Number of	or Base	Fair Value
								Shares of	Securities	Price of	of Stock and
	Grant							Stock or	Underlying	Option	Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards

William L. Walton	—	—	—	—	—	—	—	—	—	—	—
Joan M. Sweeney	—	—	—	—	—	—	—	—	—	—	—
Penni F. Roll	—	—	—	—	—	—	—	—	—	—	—
John D. Shulman	—	—	—	—	—	—	—	—	—	—	—
Michael J. Grisius	—	—	—	—	—	—	—	—	—	—	—

(1)	No option grants were made to NEOs in 2006.
          Employment Agreements
      We entered into employment agreements in 2004 with William L. Walton, our Chairman and CEO, Joan M. Sweeney, our Chief Operating Officer, and Penni F. Roll, our Chief Financial Officer. These agreements were amended in 2007 to comply with the JCA and to address other tax-related matters. Each of the agreements provides for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification.
      Each agreement specifies each executive’s base salary compensation during the term of the agreement. The Compensation Committee has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Compensation Committee may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the Compensation Committee in its sole discretion. Under each agreement, each executive is also entitled to participate in our Amended Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including, the payment of life insurance premiums.
      The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of employees from us in the event of an executive’s departure for a period of two years. See “Severance and Change in Control Arrangements” for a discussion of the severance and change in control arrangements set forth in each of these agreements.
          Amended Stock Option Plan
      Our Amended Stock Option Plan is intended to encourage stock ownership in Allied Capital by our officers and directors, thus giving them a proprietary interest in our performance. The Amended Stock Option Plan was most recently approved by our stockholders on May 15, 2007. Our stockholders approved an amendment to increase the number of shares of common stock authorized for issuance under the Stock Option Plan to 37.2 million shares. At December 31, 2006, there were 32.2 million shares authorized under the Stock Option Plan.
      On May 15, 2007, the Board of Directors granted a total of 6.4 million options to employees and non-officer directors. In July 2007, in connection with the tender offer discussed above, we accepted for cancellation 10.3 million vested options. Subsequent to the May option grants and completion of the tender offer there were 11.0 million shares available to be granted.

      The Compensation Committee’s principal objective in awarding stock options to our eligible officers and directors is to align each optionee’s interests with our success and the financial interests of our stockholders by linking a portion of such optionee’s compensation with the performance of our stock and the value delivered to stockholders.
      Stock options are granted under the Amended Stock Option Plan at a price not less than the prevailing market value at the time of the grant and will have realizable value only if our stock price increases. The Compensation Committee determines the amount, if any, and features of the stock options to be awarded to optionees. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the success of Allied Capital, and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Amended Stock Option Plan, including the recipient’s current stock holdings, years of service, position with Allied Capital, and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance.
      The Amended Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Amended Stock Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.
      We have received approval from the SEC to grant non-qualified options under the Amended Stock Option Plan to non-officer directors. Pursuant to the SEC order, non-officer directors receive options to purchase 10,000 shares upon election by stockholders to the Board of Directors, and options to purchase 5,000 shares each year thereafter, on the date of the Annual Meeting of Stockholders.

Outstanding Equity Awards at Fiscal Year-end
      The following table sets forth the stock option awards outstanding at December 31, 2006:

	Option Awards						Stock Awards(4)

									Equity
									Incentive	Equity
									Plan	Incentive
									Awards:	Plan
									Number	Awards:
				Equity					of	Market or
				Incentive					Unearned	Payout
				Plan					Shares,	Value of
				Awards:				Market	Units or	Unearned
	Number of	Number of		Number of			Number of	Value of	Other	Shares,
	Securities	Securities		Securities			Shares or	Shares or	Rights	Units
	Underlying	Underlying		Underlying			Units of	Units of	That	of Other
	Unexercised	Unexercised		Unexercised	Option	Option	Stock That	Stock That	Have	Rights That
	Options	Options		Unearned	Exercise	Expiration	Have Not	Have Not	Not	Have Not
Name	Exercisable(1)	Unexercisable		Options	Price	Date	Vested	Vested	Vested	Vested

William L. Walton	659,188	—		—	$21.375	01/08/2008	n/a	n/a	n/a	n/a
	51,196	—		—	$17.875	12/08/2008	n/a	n/a	n/a	n/a
	90,922	—		—	$17.750	12/30/2009	n/a	n/a	n/a	n/a
	755,500	—		—	$16.813	05/26/2010	n/a	n/a	n/a	n/a
	254,274	—		—	$21.590	09/20/2011	n/a	n/a	n/a	n/a
	607,554	—		—	$21.520	12/13/2012	n/a	n/a	n/a	n/a
	300,000	100,000	(2)	—	$28.980	03/11/2014	n/a	n/a	n/a	n/a

Joan M. Sweeney	310,049	—		—	$21.375	01/08/2008	n/a	n/a	n/a	n/a
	32,469	—		—	$17.875	12/08/2008	n/a	n/a	n/a	n/a
	75,511	—		—	$17.750	12/30/2009	n/a	n/a	n/a	n/a
	285,000	—		—	$16.813	05/26/2010	n/a	n/a	n/a	n/a
	151,722	—		—	$21.590	09/20/2011	n/a	n/a	n/a	n/a
	462,281	—		—	$21.520	12/13/2012	n/a	n/a	n/a	n/a
	225,000	75,000	(2)	—	$28.980	03/11/2014	n/a	n/a	n/a	n/a

Penni F. Roll	19,254	—		—	$21.375	01/08/2008	n/a	n/a	n/a	n/a
	48,000	—		—	$19.875	07/28/2008	n/a	n/a	n/a	n/a
	3,656	—		—	$17.750	12/30/2009	n/a	n/a	n/a	n/a
	75,398	—		—	$16.813	05/26/2010	n/a	n/a	n/a	n/a
	58,927	—		—	$21.590	09/20/2011	n/a	n/a	n/a	n/a
	245,354	—		—	$21.520	12/13/2012	n/a	n/a	n/a	n/a
	150,000	50,000	(2)	—	$28.980	03/11/2014	n/a	n/a	n/a	n/a
	66,667	133,333	(3)	—	$27.510	08/03/2015	n/a	n/a	n/a	n/a

John D. Shulman	295,429	—		—	$21.875	04/05/2011	n/a	n/a	n/a	n/a
	22,053	—		—	$21.590	09/20/2011	n/a	n/a	n/a	n/a
	289,620	—		—	$21.520	12/13/2012	n/a	n/a	n/a	n/a
	300,000	100,000	(2)	—	$28.980	03/11/2014	n/a	n/a	n/a	n/a
	50,000	100,000	(3)	—	$27.510	08/03/2015	n/a	n/a	n/a	n/a

Michael J. Grisius	140,410	—		—	$21.375	01/08/2008	n/a	n/a	n/a	n/a
	140,797	—		—	$16.813	05/26/2010	n/a	n/a	n/a	n/a
	13,767	—		—	$21.590	09/20/2011	n/a	n/a	n/a	n/a
	71,746	—		—	$21.520	12/13/2012	n/a	n/a	n/a	n/a
	225,000	75,000	(2)	—	$28.980	03/11/2014	n/a	n/a	n/a	n/a
	66,667	133,333	(3)	—	$27.510	08/03/2015	n/a	n/a	n/a	n/a

(1)	No stock option awards have been transferred.
(2)	The options granted vest in four installments on 6/30/04, 6/30/05, 6/30/06 and 6/30/07 and vest immediately upon a change in control.
(3)	The options granted vest in three installments on 6/30/06, 6/30/07 and 6/30/08 and vest immediately upon a change in control.
(4)	We have not made any stock awards. As a business development company, we are prohibited by the 1940 Act from issuing stock awards except pursuant to an SEC exemptive order.

Option Exercises and Stock Vested
      The following table sets forth the stock option awards exercised by each NEO during the year ended December 31, 2006.

	Option Awards(1)		Stock Awards

	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
Name	Exercise	on Exercise(2)	Vesting	on Vesting

William L. Walton	4,646	$35,588	n/a	n/a
Joan M. Sweeney	11,188	$128,494	n/a	n/a
Penni F. Roll	20,871	$221,644	n/a	n/a
John D. Shulman	—	—	n/a	n/a
Michael J. Grisius	13,306	$131,751	n/a	n/a

(1)	See “Compensation Discussion and Analysis” for more information about the options.

(2)	Represents the difference between the market price at the date of exercise and the exercise price. These options were exercised and the underlying shares were held by the individuals.
Non-Qualified Deferred Compensation

				Aggregate	Aggregate
	Executive	Company	Aggregate	Withdrawals/	Balance at
	Contributions in	Contributions in	Earnings in	Distributions in	December 31,
Name	2006(1)(4)	2006(2)(4)	2006(3)	2006	2006

William L. Walton	$1,453,612	$100,521	$1,565,725	$—	$12,027,985
Joan M. Sweeney	$739,125	$63,565	$949,212	$—	$6,074,302
Penni F. Roll	$344,925	$26,609	$252,786	$—	$2,257,335
John D. Shulman	$985,500	$34,000	$278,929	$—	$2,355,683
Michael J. Grisius	$492,750	$26,609	$260,040	$—	$1,899,901

(1)	Executive contributions are based on the IPAs earned during the 2006 plan year (net of FICA tax) and contributed to the 2005 DCP II. There are no other executive deferrals.

(2)	Company contributions are based on the excess 401(k) employer contribution made to the 2005 DCP I in 2006 (for the 2005 plan year) and allocated to the participant’s account.

(3)	Includes interest and dividend income and realized and unrealized gains and losses.

(4)	Executive and company contributions are included in the Summary Compensation table above.
          The 2005 Deferred Compensation Plan I
      Pursuant to changes in federal tax law imposed by the American Jobs Creation Act of 2004 (JCA) regarding non-qualified deferred compensation arrangements, in 2005, we restated and replaced our existing deferred compensation plan (DCP I) with The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan (2005 DCP I). The 2005 DCP I is an unfunded plan, as defined by the Code, that provides for the deferral of compensation by our directors, employees, and consultants. Any director, senior officer, or consultant is eligible to participate in the 2005 DCP I at such time and for such period as designated by the Board of Directors. The 2005 DCP I is administered through a grantor trust, and we fund this plan through cash contributions. Directors may choose to defer director’s fees through the 2005 DCP I, and may choose to have invested such deferred income in shares of our common stock through the trust. On August 9, 2007, the trust related to the 2005 DCP I held 3,557 shares of our common stock.
      We continue to maintain DCP I and all deferrals made to the DCP I (through December 31, 2004) shall be distributed pursuant to the terms of that plan. In the event of termination of employment, the participant’s deferral account in DCP I will be immediately distributed, either in lump sum or annual installments, as previously elected by the participant. On August 9, 2007, the trust related to the DCP I held 1,681 shares of our common stock.

      In the event of a change of control, all amounts in a participant’s deferral account in DCP I will be immediately distributed to the participant. For purposes of DCP I, “Change of Control” prior to the JCA (Pre-JCA) was defined as (i) the sale or other disposition of all or substantially all of our assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the 1934 Act)), or of record, as a result of a merger, consolidation or otherwise, of our securities representing fifteen percent (15%) or more of the aggregate voting power of our then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) Allied Capital or its subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of our’s or our subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the Incumbent Board) cease to constitute at least two-thirds (2/3) of the Board; provided, however, that any director appointed by at least two-thirds (2/3) of the then Incumbent Board or nominated by at least two-thirds (2/3) of the Corporate Governance/ Nominating Committee of the Board of Directors (a majority of the members of the Corporate Governance/ Nominating Committee shall be members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.
      For 2005 and 2006, all deferrals were made to the 2005 DCP I and shall be distributed pursuant to the terms of this plan in compliance with the JCA. In the event of termination of employment, the participant’s deferral account in 2005 DCP I will be distributed either in a lump sum or annual installments, as previously elected by the participant, however, in no event will the first payment be made earlier than six months after the date of termination of the participant’s employment.
      In the event of a change of control, all amounts in a participant’s deferral account in 2005 DCP I will be immediately distributed to the participant. For purposes of 2005 DCP I, “Change of Control” following the JCA (Post-JCA) is defined as (i) the sale or other disposition of at least forty percent (40%) of our assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act), or of record, as a result of a merger, consolidation or otherwise, of our securities representing fifty percent (50%) or more of the aggregate voting power of our then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) Allied Capital or its subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of our’s or our subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the Incumbent Board) cease to constitute at least two-thirds (2/3) of the Board of Directors; provided, however, that any director appointed by at least two-thirds (2/3) of the then Incumbent Board or nominated by at least two-thirds (2/3) of the Corporate Governance/ Nominating Committee of the Board (if a majority of the members of the Corporate Governance/ Nominating Committee are members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.
      The Compensation Committee of our Board of Directors administers DCP I and 2005 DCP I. The Board of Directors reserves the right to amend, terminate, or discontinue DCP I and 2005 DCP I, provided that no such action will adversely affect a participant’s rights under the plans with respect to the amounts paid to his or her deferral accounts.

          The 2005 Deferred Compensation Plan II
      In conjunction with the IPA, we established a non-qualified deferred compensation plan (DCP II) in 2004, which is administered through a grantor trust with a third-party trustee. In 2005, pursuant to recent changes in law imposed by the JCA regarding non-qualified deferred compensation arrangements, we restated and replaced DCP II with The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan II (2005 DCP II). The 2005 DCP II is an unfunded plan, as defined by the Code, that provides for the deferral of compensation by our officers. All IPA contributions made for 2005 and 2006 were made into the 2005 DCP II.
      The IPAs are generally deposited in the trust in equal installments, on a quarterly basis, in the form of cash. The Compensation Committee designed both DCP II and 2005 DCP II to require the trustee to use the cash to purchase shares of our common stock in the market on the New York Stock Exchange. A participant only vests in the award as it is deposited into the trust. The Compensation Committee, in its sole discretion, shall designate the senior officers who will receive IPAs and participate in 2005 DCP II. During any period of time in which a participant has an account in either DCP II or 2005 DCP II, any dividends declared and paid on shares of common stock allocated to the participant’s accounts shall be reinvested by the trustee as soon as practicable in shares of our common stock purchased in the open market.
      We continue to maintain DCP II and all contributions made to DCP II (through December 31, 2004) shall be distributed pursuant to the terms of that plan. In the event of termination of employment, one-third of the participant’s deferral account in DCP II will be immediately distributed, one half of the then current remaining balance will be distributed within 30 days of the first anniversary of his or her employment termination date, and the remainder of the account balance will be distributed within 30 days of the second anniversary of the employment termination date. In the event of a change of control (following the Pre-JCA definition for “Change in Control”), all amounts in a participant’s deferral account in DCP II will be immediately distributed to the participant.
      Contributions made to the 2005 DCP II shall be distributed pursuant to the terms of this plan in compliance with the JCA. In the event of termination of employment, one-third of the participant’s deferral account in 2005 DCP II will be distributed six months after his or her employment termination date, one half of the then current remaining balance will be distributed within 30 days of the first anniversary of his or her employment termination date, and the remainder of the account balance will be distributed within 30 days of the second anniversary of the employment termination date. In the event of a change of control, (following the Post-JCA definition for “Change of Control”), all amounts in a participant’s deferral account in 2005 DCP II will be immediately distributed to the participant.
      A participant who violates certain non-solicitation covenants contained in the DCP II and 2005 DCP II during the two years after the termination of his or her employment will forfeit back to us the remaining value of his or her deferral accounts.
      The aggregate maximum number of shares of our common stock that the trustee is authorized to purchase in the open market for the purpose of investing the cash from IPAs in DCP II and 2005 DCP II is 3,500,000 shares, subject to appropriate adjustments in the event of a stock dividend, stock split, or similar change in capitalization affecting our common stock. On August 9, 2007, the trust related to the DCP II held 502,429 shares of our common stock and the trust related to the 2005 DCP II held 702,977 shares of our common stock.
      The Compensation Committee of our Board of Directors administers DCP II and 2005 DCP II. The Board of Directors reserves the right to amend, terminate, or discontinue DCP II and 2005 DCP

II, provided that no such action will adversely affect a participant’s rights under the plans with respect to the amounts contributed to his or her deferral accounts.
Severance and Change in Control Arrangements
      We entered into employment agreements in 2004 with William L. Walton, Chairman and CEO, Joan M. Sweeney, Chief Operating Officer, and Penni F. Roll, Chief Financial Officer. These agreements were amended in 2007 to comply with the JCA and to address other tax-related matters. Each of the agreements provides for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification.
      Pursuant to each of those agreements, if the executive resigns without good reason or his/her employment is terminated with cause, the executive will not receive any severance pay. If, however, employment is terminated by us without cause or by the executive for good reason, the executive will be entitled to severance pay for a period not to exceed 36 months. Severance pay will include three times the average base salary for the preceding three years, plus three times the average bonus compensation for the preceding three years, plus a lump sum severance amount, plus certain benefits for a period of one year. These benefits include COBRA premiums for Mr. Walton, Ms. Sweeney and Ms. Roll and their eligible family members for the maximum period of continuation coverage provided under COBRA, and also include the full cost for substantially equivalent health and dental insurance benefits for six months after such maximum continuation coverage expires at our sole expense. These benefits also include participation in our stock option plan, split-dollar life insurance plan, executive long term disability plan, and deferred compensation plan, if applicable. Additionally, all balances under the deferred compensation plans would be distributed in accordance with the terms of such deferred compensation plans. See “Non-Qualified Deferred Compensation” for the aggregate deferred compensation balances outstanding at December 31, 2006, for each executive. Calculated based on December 31, 2006, data, the aggregate severance value, including the value of ongoing benefits, would have been $14,537,660 for Mr. Walton, $9,711,758 for Ms. Sweeney and $5,149,142 for Ms. Roll. Severance payments will be paid in a lump sum no earlier than six months after separation.
      If a termination event occurs within 24 months after a change of control, in addition to the severance value described above, Mr. Walton, Ms. Sweeney and Ms. Roll would each be entitled to a tax equalization payment to offset any applicable excise tax penalties imposed on the executive under Section 4999 of the Code. Under the terms of the Amended Stock Option Plan, all outstanding options will vest immediately upon a change of control. As of December 31, 2006, the value of the executives’ unvested options was $370,000 for Mr. Walton, $277,500 for Ms. Sweeney and $874,331 for Ms. Roll. Under this change of control scenario, calculated using December 31, 2006, data, the aggregate payments to the executives, including severance pay, tax equalization payments, the value of the unvested options, and the value of ongoing benefits, would have been $21,468,883 for Mr. Walton, $14,081,581 for Ms. Sweeney, and $8,399,414 for Ms. Roll. Severance payments will be paid in a lump sum no earlier than six months after separation.
      If employment is terminated as a result of death or disability (as defined in the executives’ employment agreements) and no notice of non-renewal has been given, the executive will be entitled to severance pay equal to one times his/her average base salary for the preceding three years, plus one times his/her average bonus compensation for the preceding three years, plus a lump sum severance amount, plus certain benefits previously described for a period of one year. The aggregate severance value for a termination due to death or disability, calculated based on December 31, 2006, data would be $6,997,954 for Mr. Walton, $5,158,051 for Ms. Sweeney, and $2,744,021 for Ms. Roll.

      If a notice of non-renewal has been given prior to death or disability of the executive, then instead of using a one times multiple of the average base salary and average bonus compensation as described above, the severance amount that relates to base salary and bonus compensation would be calculated using the number of years remaining between the date of the executive’s death or disability and the third anniversary of the notice of non-renewal, but in no event less than one year. Any severance relating to disability will be paid in a lump sum no earlier than six months after separation. Any severance relating to death will be paid in two installments: 75% of such pay will be paid at the time of separation and 25% will be paid on the first anniversary of such separation.
      If the term of employment expires in accordance with the agreement after the delivery of a non-renewal notice by either party, the executive would continue to be employed for three years after the notice of non-renewal (unless otherwise terminated under the agreement). At the end of the three-year term, the executive would receive severance pay equal to one times the average base salary for the preceding three years, plus one times the average bonus compensation for the preceding three years, plus a lump sum severance amount, plus the benefits previously described. Severance payments will be paid in a lump sum no earlier than six months after separation.
      If any provision of the employment agreements would cause the executive to incur any additional tax under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, we will reform the provision in a manner that maintains, to the extent possible, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in such a situation, we will notify and consult with the executives prior to the effective date of any such change.
Indemnification Agreements
      We have entered into indemnification agreements with our directors and certain senior officers. The indemnification agreements are intended to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Allied Capital shall indemnify the director or senior officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of Allied Capital.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
      As of August 9, 2007, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.
      The following table sets forth, as of August 9, 2007, each stockholder who owned more than 5% of our outstanding shares of common stock, each director, each NEO, and our directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power. Certain shares beneficially owned by our executive officers and directors may be held in accounts with third party brokerage firms, where such shares may from time to time be subject to a security interest for margin credit provided in accordance with such brokerage firm’s policies.
      Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.
      Each director and executive officer has the same address as Allied Capital Corporation, 1919 Pennsylvania Avenue, NW, Washington, DC 20006.

				Dollar Range of
	Number of			Equity Securities
Name of	Shares Owned		Percentage	Beneficially Owned
Beneficial Owner	Beneficially(1)		of Class(2)	by Directors(3)

Capital Research and Management Company	7,646,020	(4)	5.0%
333 South Hope Street, 55th Floor
Los Angeles, CA 90071-1447
Interested Directors:
William L. Walton	1,909,792	(5,6,7,15)	1.2%	over $100,000
Joan M. Sweeney	848,808	(5,15)	*	over $100,000
Robert E. Long	39,716	(8,15)	*	over $100,000
Independent Directors:
Ann Torre Bates	25,845	(7,8)	*	over $100,000
Brooks H. Browne	85,236	(7,8,15)	*	over $100,000
John D. Firestone	61,031	(7,8)	*	over $100,000
Anthony T. Garcia	74,083	(8)	*	over $100,000
Edwin L. Harper	1,946	(13,15)	*	$50,001-$100,000
Lawrence I. Hebert	28,371	(8,12)	*	over $100,000
John I. Leahy	25,137		*	over $100,000
Alex J. Pollock	30,288	(7,8,9,15)	*	over $100,000
Marc F. Racicot	1,088		*	$10,001-$50,000
Guy T. Steuart II	329,924	(10,15)	*	over $100,000
Laura W. van Roijen	76,864	(7,8,15)	*	over $100,000
Named Executive Officers:
Michael J. Grisius	737,993	(5,7,15)	*
Penni F. Roll	727,830	(5,15)	*
John D. Shulman	596,035	(5)	*
All directors and executive officers as a group (31 in number)	10,762,108	(6,11)	6.7%

 * Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(2)	Based on a total of 154,358,570 shares of our common stock issued and outstanding on August 9, 2007, and the number of shares of our common stock issuable upon the exercise of stock options exercisable within 60 days held by each executive officer and non-officer director, which totals 5,686,590 in the aggregate.

(3)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(4)	Information regarding share ownership was obtained from the Schedule 13F that Capital Research and Management Company filed with the SEC on June 21, 2007.

(5)	Share ownership for the following executive officers includes:

		Owned	Options
		Through	Exercisable
		Deferred	Within 60 Days
	Owned	Compensation	of August 9,	Allocated to
	Directly	Plans (14)	2007	401(k) Plan

William L. Walton	922,475	273,955	462,000	8,367
Joan M. Sweeney	558,018	137,509	135,229	18,052
Penni F. Roll	163,822	49,321	502,511	12,176
Michael J. Grisius	177,122	60,129	479,834	20,908
John D. Shulman	106,459	79,288	410,288	—

(6)	Includes 251,362 shares held by the 401(k) Plan, of which Mr. Walton and Mr. Blasey are sub-trustees of the fund holding our shares. The sub-trustees disclaim beneficial ownership of such shares.

(7)	Includes certain shares held in IRA or Keogh accounts: Walton — 12,015 shares; Bates — 4,250 shares; Browne — 12,280 shares; Firestone — 3,415 shares; Pollock — 1,000 shares; van Roijen — 9,883 shares; and Grisius — 1,295 shares.

(8)	Beneficial ownership for these non-officer directors includes exercisable options to purchase 40,000 shares, except with respect to Mr. Firestone who has exercisable options to purchase 25,000 shares; Ms. Bates and Mr. Long who have exercisable options to purchase 20,000 shares; and Mr. Garcia, Mr. Hebert, and Mr. Pollock who have exercisable options to purchase 10,000 shares.

(9)	Includes 5,238 shares held in a deferred compensation plan for Mr. Pollock.

(10)	Includes 276,691 shares held by a corporation for which Mr. Steuart serves as an executive officer.

(11)	Includes a total of 5,686,590 shares underlying stock options exercisable within 60 days of August 9, 2007, which are assumed to be outstanding for the purpose of calculating the group’s percentage ownership, and 251,362 shares held by the 401(k) Plan.

(12)	Includes 9,000 shares held in a revocable trust.

(13)	Includes 1,500 shares held in a revocable trust.

(14)	See “Individual Performance Award” and “The 2005 Deferred Compensation Plan II” for a discussion of shares owned through the deferred compensation plans.

(15)	Includes certain shares held in margin accounts or otherwise could be pledged.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
      The following table sets forth certain information, as of August 9, 2007, regarding indebtedness to Allied Capital in excess of $120,000 of any person serving as a director or executive officer of Allied Capital at any time since January 1, 2006. All of such indebtedness results from loans we made to enable the exercise of stock options. The loans are required to be fully collateralized and are full recourse against the borrower and have varying terms not exceeding ten years. The interest rates charged generally reflect the applicable federal rate on the date of the loan. As of December 31, 2006, the total loans outstanding to such executive officers of Allied Capital was $2.9 million or 0.1% of Allied Capital’s total assets at December 31, 2006.
      As a business development company under the Investment Company Act of 1940, we are entitled to provide and have provided loans to our officers in connection with the exercise of stock options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we have been prohibited from making new loans to our executive officers since July 30, 2002.

	Amount	Amount		Range of
	of Principal	of Interest	Highest Amount	Interest Rates			Amount
Name and Position	Paid During	Paid During	Outstanding				Outstanding at
with Company	2006	2006	During 2006	High		Low	August 9, 2007

Executive Officers:
Kelly A. Anderson, Executive Vice President and Treasurer	$—	$24,116	$496,225	5.96%	—	3.91%	$496,225
Michael J. Grisius, Managing Director	$24,000	$12,594	$230,727	4.68%	—	3.91%	$194,727
Penni F. Roll, Chief Financial Officer	$344,246	$23,179	$875,770	5.89%	—	4.45%	$531,524
Suzanne V. Sparrow, Executive Vice President and Corporate Secretary	$147,170	$17,342	$556,498	6.18%	—	4.45%	$281,213
Joan M. Sweeney, Chief Operating Officer and Director (1)	$399,962	$9,346	$399,962	4.45%	—	4.45%	$—

(1)	Ms. Sweeney is an interested director. Interested directors are “interested persons” as defined by the 1940 Act.

TAX STATUS
      The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of our common stock.
      This summary is intended to apply to investments in our common stock and assumes that investors hold our common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of our common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
      Except as specifically indicated herein, this summary is intended to apply to U.S. Stockholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Stockholders (“Non-U.S. Stockholders”) from an investment in our common stock. (A “U.S. Stockholder” is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation or partnership created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person.) Non-U.S. Stockholders should consult their own tax advisors to discuss the consequences of an investment in our common stock.
Taxation as a Regulated Investment Company
      We intend to be treated for tax purposes as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. If we (i) qualify as a regulated investment company and (ii) distribute to stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code (i.e., net ordinary investment income, including accrued original issue discount, and net realized short-term capital gain in excess of net realized long-term capital loss) (the “90% Distribution Requirement”) each year, we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gain in excess of net realized short-term capital loss) we distribute (or treat as “deemed distributed”) to stockholders. (We will, however, be subject to such tax to the extent that, prior to February 2, 2013, BLX sells property held by BLX, Inc. on the date of its corporate reorganization, but only to the extent (i) such property had a built-in gain (that is, value in excess of tax basis) on such date and (ii) such built-in gain is recognized on such sale.) In addition, we are generally required to distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending December 31 of that calendar year, and (iii) any income realized, but not taxed or distributed in prior years, in order to avoid the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies (the “Excise Tax Avoidance Requirements”). If we do not satisfy the Excise Tax Avoidance Requirements for any year, we will be required to pay this 4% excise tax on the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The ordinary income or net capital gain income on which the excise tax is paid is generally distributed to shareholders in the next tax year. Depending on the level of ordinary income or net capital gain income for a tax year, we may choose to carry over the portion of such income in excess of our current year distributions into the next tax year and pay the 4% excise tax, as required. We will be subject to federal income tax at the regular corporate rate on any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.
      In order to qualify as a regulated investment company for federal income tax purposes, we must, among other things: (a) continue to qualify as a business development company under the 1940 Act; (b) derive in each taxable year at least 90% of our gross income from (i) dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities or (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), the securities of two or more issuers that are controlled (as determined under applicable Code rules) by us and are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).
      If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount or market discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by us in the same taxable year. Any amount accrued as original issue discount will be included in our investment company taxable income for the year of accrual and cash or other assets equal to the amount of such original issue discount accrual may have to be distributed to our stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though we have not received any cash representing such income.
      To the extent we engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, we may be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate our income, disallow, suspend or otherwise limit our losses or deductions, cause adjustments in the holding periods of our securities, convert long-term capital gains into short-term capital gains or ordinary income, or convert short-term capital losses into long-term capital losses, or other tax consequences.
      In addition, although we do not currently intend to do so, if we were to invest in certain options, futures, or forward contracts, we may be required to report income from such investments on a mark-to-market basis, which could result in us recognizing unrealized gains and losses for federal income tax purposes even though we may not realize such gains and losses when we ultimately dispose of such investments. We could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of our holding period for the investments.
      These rules could affect our investment company taxable income or net capital gain for a taxable year and thus affect the amounts that we would be required to distribute to our stockholders pursuant to the 90% Distribution Requirement and the Excise Tax Avoidance Requirements for such year.

      Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by the illiquid nature of our portfolio and other requirements relating to our status as a regulated investment company, including the Diversification Tests. If we dispose of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
      If we fail to satisfy the 90% Distribution Requirement or fail to qualify as a regulated investment company in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available for debt service and distribution to our stockholders, and our distributions to our stockholders generally will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits), although such distributions may constitute “qualified dividend income” to individual shareholders subject to the same reduced maximum rate of tax applicable to long-term capital gains. In contrast, if we qualify as a regulated investment company, our corporate-level federal income tax should be substantially reduced or eliminated, and a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of our stockholders.
      The remainder of this summary assumes that we qualify as a regulated investment company and satisfy the 90% Distribution Requirement.
Taxation of Stockholders
      Our distributions generally are taxable to stockholders as ordinary income or capital gains. Our distributions of investment company taxable income will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). A portion of our distributions of investment company taxable income may constitute “qualified dividend income.” Qualified dividend income of individual shareholders currently is subject to the same reduced maximum rate of tax applicable to long-term capital gains. Our distributions of net capital gains properly designated by us as “capital gain dividends” will be taxable to each stockholder as long-term capital gains regardless of the stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). Distributions in excess of the Company’s earnings and profits will be designated as a “return of capital” and first will reduce a stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will generally constitute capital gains to such stockholder.
      At our option, we may elect to retain some or all of our net capital gains for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount for the benefit of our stockholders, the stockholders will be required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the stockholders will report a credit for their share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for his or her common stock. Since we would be required to pay tax at our regular corporate capital gain tax rate on any retained net capital gains that are deemed to be distributed, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the amount of tax that such stockholders would be required to pay on the retained net capital gains. Such excess generally will be available to offset other tax liabilities of the stockholders. A stockholder that does not have a sufficient amount of other tax liabilities or that is not subject to U.S. federal income tax should be able to file a return on the appropriate form or a claim for refund that allows such stockholder to recover the taxes paid on his or her behalf. In the event we select this option, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year.
      For purposes of determining (i) whether the 90% Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made, and any capital gain dividend will be treated as a capital gain dividend to the U.S. Stockholder.
      In addition, any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared to the extent of earnings and profits for the calendar year.
      In some taxable years, we may be subject to the alternative minimum tax (AMT). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.
      You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.
      You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or treated as deemed distributed) with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. In addition, all or a portion of any loss realized upon a taxable disposition of common stock will be disallowed if other shares of our common stock are purchased (under our dividend reinvestment plan or otherwise) within 30 days before or after the disposition.

      We will send to each of our stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder’s taxable income for such year as ordinary income (including the amount of any qualified dividend income) and as long-term capital gains. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder’s particular situation. Our ordinary income dividends to corporate stockholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that we have received qualifying dividend income during the taxable year; capital gain dividends distributed by us are not eligible for the dividends received deduction.
      A Non-U.S. Stockholder may be subject to withholding of U.S. federal tax at a 30% rate (or lower applicable treaty rate) on distributions (including certain redemptions of common stock) from us. However, the portion of our distributions that are properly designated by us as long-term capital gain dividends, short-term capital gain dividends or interest-related dividends may be exempt from such withholding if you have provided to us (or another appropriate withholding agent) in a timely manner a properly completed Form W-8BEN or applicable form. Currently, we do not anticipate that any significant amount of our distribution will be designated as eligible for this exemption from withholding. Non-U.S. Stockholders should consult their own tax advisors with respect to the appropriate forms to file to avoid withholding tax and for all other issues concerning U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.
      We may be required to withhold U.S. federal income tax (“backup withholding”) at a 28% rate from all taxable distributions payable to (i) any stockholder who fails to furnish us with its correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, and (ii) any stockholder with respect to whom the IRS notifies us that the stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. We may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder’s country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS.
      You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in us, including the possible effect of any pending legislation or proposed regulation.

CERTAIN GOVERNMENT REGULATIONS
      We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.
      Business Development Company. A business development company is defined and regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.
      An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is controlled by the business development company and has an affiliate of a business development company on its board of directors;

•	does not have any class of securities listed on a national securities exchange; or

•	meets such other criteria as may be established by the SEC.
      Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
      In October 2006, the SEC re-proposed rules providing for an additional definition of eligible portfolio company. As re-proposed, the rule would expand the definition of eligible portfolio company to include certain public companies that list their securities on a national securities exchange. The SEC is seeking comment regarding the application of this proposed rule to companies with: (1) a public float of less than $75 million; (2) a market capitalization of less than $150 million; or (3) a market capitalization of less than $250 million. There is no assurance that such proposal will be adopted or what the final proposal will entail.

      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide significant managerial assistance to our portfolio companies.
      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders unless we meet the applicable asset coverage ratio at the time of the distribution.
      We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of the Company and our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount).
      We are also limited in the amount of stock options that may be issued and outstanding at any point in time. The 1940 Act provides that the amount of a business development company’s voting securities that would result from the exercise of all outstanding warrants, options and rights at the time of issuance may not exceed 25% of the business development company’s outstanding voting securities, except that if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to the business development company’s directors, officers, and employees pursuant to any executive compensation plan would exceed 15% of the business development company’s outstanding voting securities, then the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 20% of the outstanding voting securities of the business development company.
      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the members of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. We have been granted an exemptive order by the SEC permitting us to engage in certain transactions that would be permitted if we and our subsidiaries were one company and permitting certain transactions among our subsidiaries, subject to certain conditions and limitations.
      We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.
      As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
      We maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. Our code of ethics generally does not permit investment by our employees in securities that have been or are contemplated to be purchased or held by us. Our code of ethics is posted on our website at www.alliedcapital.com and is also filed as an exhibit to our registration statement which is on file with the SEC. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.
      As a business development company under the 1940 Act, we are entitled to provide and have provided loans to our officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we have been prohibited from making new loans to our executive officers since July 2002.
      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.
      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, otherwise referred to as the Code. As long as we qualify as a regulated investment company, we generally are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.
      Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses generally are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash.
      Dividends declared and paid by us in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required.

      In order to maintain our status as a regulated investment company and obtain regulated investment company tax benefits, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.
      Compliance with the Sarbanes-Oxley Act of 2002. The Sarbanes-Oxley Act of 2002 (the Sarbanes-Oxley Act) imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements apply to us, including:

•	Our Chief Executive Officer and Chief Financial Officer certify the financial statements contained in our periodic reports through the filing of Section 302 certifications;

•	Our periodic reports disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Our annual report on Form 10-K contains a report from our management on internal control over financial reporting, including a statement that our management is responsible for establishing and maintaining adequate internal control over financial reporting as well as our management’s assessment of the effectiveness of our internal control over financial reporting, which must be audited by our independent registered public accounting firm;

•	Our periodic reports disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect our internal control over financial reporting subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•	We may not make any loan to any director or executive officer and we may not materially modify any existing loans.
      We have adopted procedures to comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
      In addition, the New York Stock Exchange requires compliance with certain corporate governance rules as part of its listing standards. We have adopted certain policies and procedures to comply with the New York Stock Exchange’s corporate governance rules, and in 2007 we submitted the required CEO certification to the New York Stock Exchange pursuant to Section 303A.12(a) of the listed company manual.
Proxy Voting Policies and Procedures
      We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
      Our proxy voting decisions are made by our portfolio management committee. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
      Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities without charge by making a written request for proxy voting information to: Corporate Secretary, Allied Capital Corporation, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006 or by telephone at (202) 721-6100.
STOCK TRADING PLANS AND OWNERSHIP GUIDELINES
      Our Board of Directors has established a target ownership program, which requires senior officers to retain certain ownership levels commensurate with their positions within the company. Our Board of Directors has also established a policy to permit our officers and directors to enter into trading plans to sell shares of our common stock in accordance with Rule 10b5-1 of the Securities Act of 1934. The policy allows our participating officers and directors to adopt a pre-arranged stock trading plan to buy or sell pre-determined amounts of our shares of common stock over a period of time. Our Board of Directors established the policy in recognition of the liquidity and diversification objectives of our officers and directors, including the desire of certain of our officers and directors to sell certain shares of our common stock, subject to the target ownership program.
DIVIDEND REINVESTMENT PLAN
      We currently maintain a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our shareholders by our transfer agent. The dividend reinvestment plan is an “opt in” plan, which means that if our Board of Directors declares a cash dividend then our shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than reinvesting dividends in additional shares of common stock.
      To enroll in the dividend reinvestment plan, each shareholder must complete an enrollment status form and return it to the plan agent. The plan agent shall then automatically reinvest any dividend in additional shares of common stock. Shareholders may change their status in the dividend reinvestment plan at any time by contacting our transfer agent and plan administrator in writing.
      A shareholder’s ability to participate in a dividend reinvestment plan may be limited according to how the shares of common stock are held. A nominee may preclude beneficial owners holding shares in street name from participating in the dividend reinvestment plan. Shareholders who wish to participate in a dividend reinvestment plan may need to hold their shares of common stock in their own name. Shareholders who hold shares in the name of a nominee should contact the nominee for details.
      All distributions to investors who do not participate (or whose nominee elects not to participate) in the dividend reinvestment plan will be paid directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is (800) 937-5449.
      Under the dividend reinvestment plan, we may issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value.

Alternatively, the plan agent may buy shares of common stock in the market. We value newly issued shares of common stock for the dividend reinvestment plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the dividend reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

DESCRIPTION OF CAPITAL STOCK
      The following summary description is based on relevant portions of the Maryland General Corporation Law and our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a detailed description of the provisions summarized below.
Capital Stock
      Our authorized capital stock consists of 400,000,000 shares, $0.0001 par value per share, all of which has been initially designated as common stock. Our Board of Directors may classify and reclassify any unissued shares of our capital stock by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.
Common Stock
      At August 9, 2007, there were 154,358,570 shares of common stock outstanding and 29,266,354 shares of common stock reserved for issuance under our amended stock option plan. The following are the outstanding classes of securities of Allied Capital as of August 9, 2007:

(4)
			(3)	Amount
			Amount Held	Outstanding
		(2)	by Us	Exclusive of
	(1)	Amount	or for Our	Amounts Shown
	Title of Class	Authorized	Account	Under(3)

Allied Capital Corporation	Common Stock	400,000,000	—	154,358,570
      All shares of common stock have equal rights as to earnings, assets, dividends and voting and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our Board of Directors out of funds legally available therefor. Our common stock has no preemptive, exchange, conversion, or redemption rights and is freely transferable, except where their transfer is restricted by federal and state securities law or by contract. In the event of liquidation, dissolution or winding-up of Allied Capital, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of capital stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.
Preferred Stock
      Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.
      In addition, any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock, we maintain a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200%, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. The features of preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
      We have adopted provisions in our charter limiting the liability of our directors and officers for monetary damages. The effect of these provisions in the charter is to eliminate the rights of Allied Capital and its stockholders (through stockholders’ derivative suits on our behalf) to recover monetary damages against a director or officer for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent behavior) except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. These provisions do not limit or eliminate the rights of Allied Capital or any stockholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.
      Our charter and bylaws authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
      We have entered into indemnification agreements with our directors and certain of our senior officers. The indemnification agreements provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act.
Certain Anti-Takeover Provisions
      Our charter and bylaws and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of Allied Capital by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended only to be a summary of certain of our anti-takeover provisions and is qualified in its entirety by reference to our charter and the bylaws.
Classified Board of Directors
     Our bylaws provide for our Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of Allied Capital or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified Board of Directors helps to ensure continuity and stability of our management and policies.
Issuance of Preferred Stock
     Our Board of Directors, without stockholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.
Number of Directors; Vacancies; Removal
     Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than fifteen. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified.

      Our bylaws provides that a director may be removed by stockholders only “with cause” and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.
Action by Stockholders
     Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
     Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
      The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
     Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our Corporate Secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Amendments; Supermajority Vote Requirements
     Our bylaws impose supermajority vote requirements in connection with the amendment of provisions of our bylaws, including those provisions relating to the classified Board of Directors, the ability of stockholders to call special meetings and the advance notice provisions for stockholder meetings.
Maryland General Corporation Law
     Maryland General Corporation Law provides for the Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such statutes for their entire terms.
      Business Combination Statute. Certain provisions of the Maryland General Corporation Law establish special requirements with respect to “business combinations” between Maryland corporations and “interested stockholders” unless exemptions are applicable (the “Business Combination Statute”). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested stockholder and requires a supermajority vote for such transactions after the end of such five-year period.
      “Interested stockholders” are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. “Business combinations” include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested stockholders or their affiliates.
      Unless an exemption is available, a “business combination” may not be consummated between a Maryland corporation and an interested stockholder or its affiliates for a period of five years after the date on which the stockholder first became an interested stockholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested stockholder or its affiliates or associates, unless, among other things, the corporation’s stockholders receive a minimum price (as defined in the Business Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares.
      A business combination with an interested stockholder which is approved by the board of directors of a Maryland corporation at any time before an interested stockholder first becomes an interested stockholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation’s charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested stockholders. Any such amendment is not effective until 18 months after the vote of stockholders and does not apply to any business combination of a corporation with a stockholder who became an interested stockholder on or prior to the date of such vote.
      Control Share Acquisition Statute. The Maryland General Corporation Law imposes limitations on the voting rights of shares acquired in a “control share acquisition.” The control share statute defines a “control share acquisition” to mean the acquisition, directly or indirectly, of “control shares” subject to certain exceptions. “Control shares” of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

(1)	one-tenth or more but less than one-third;

(2)	one-third or more but less than a majority; or

(3)	a majority of all voting power.
      The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained stockholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by stockholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.
      The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an “acquiring person statement,” but only if the acquiring person:

(1)	gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

(2)	submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.
      In addition, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for “fair value” as determined pursuant to the control share statute in the event:

(1)	there is a stockholder vote and the grant of voting rights is not approved; or

(2)	an “acquiring person statement” is not delivered to the target within 10 days following a control share acquisition.
      Moreover, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all stockholders other than the acquiring person have appraisal rights as provided under the Maryland General Corporation Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to Allied Capital. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.
      Our Board of Directors has opted out of the Control Share Acquisition Statute through an amendment to our bylaws.
DESCRIPTION OF PUBLIC NOTES
      The following summary description is based on the indenture between us and the Bank of New York, as trustee, dated June 16, 2006 (the “Indenture”) and any supplements to the Indenture. This summary is not necessarily complete and we refer you to the Indenture and any supplements to the Indenture for a detailed description of the provisions summarized below.

      As of June 30, 2007, we have completed public issuances of unsecured notes as follows:

	Amount	Maturity Date
($ in millions)
6.625% Notes due 2011(1)(2)	$400.0	July 15, 2011
6.000% Notes due 2012(1)(2)	250.0	April 1, 2012
6.875% Notes due 2047(1)(3)	230.0	April 15, 2047

Total	$880.0

(1)	The terms of the notes are governed by two additional covenants, through which we have agreed to not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as amended, while the notes are outstanding, and to provide financial information to the holders of the notes and the trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. The supplements to the Indenture governing the issuance of the notes also revise certain events of default. The amendments to the Indenture apply to the notes only and do not apply to any prior or future issuance of debt securities under the Indenture unless so provided in an applicable supplement to the Indenture.

(2)	We may redeem the notes in whole at any time or in part from time to time provided that any exercise of our option to redeem the notes will be done in compliance with the 1940 Act, and the rules and regulations promulgated thereunder, to the extent applicable.

(3)	These notes are listed on the New York Stock Exchange under the trading symbol “AFC.” We may redeem the notes in whole or in part at any time or from time to time on or after April 15, 2012, and upon the occurrence of certain tax events provided that any exercise of our option to redeem the notes will be done in compliance with the 1940 Act, and the rules and regulations promulgated thereunder, to the extent applicable.
     The debt securities are our direct unsecured obligations and rank equally with our other outstanding unsecured indebtedness. The Indenture permits us to issue debt securities from time to time and debt securities issued under the Indenture will be issued as part of a series that has been established by us under such Indenture. We will initially issue all debt securities in global form, which form shall include master notes evidencing medium-term notes, commercial paper or retail notes.
      DTC acts as securities depository for our debt securities. The debt securities were issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee). One fully-registered certificate was issued for the debt securities in connection with each public offering, in the aggregate principal amount of such issue and was deposited with DTC. In the case of our 6.875% Notes due 2047, an additional fully-registered certificate was issued in the aggregate principal amount of the notes issued upon exercise by the underwriters of their option to purchase additional notes to cover over-allotments.
      The following provisions apply to all series of debt securities issued under the Indenture including our outstanding public notes, except as set forth in the applicable supplemental indenture.
      Mergers and Similar Transactions. We are generally permitted to consolidate or merge with another company. We are also permitted to sell substantially all of our assets to another company or to buy substantially all of the assets of another company. However, we may not consolidate or merge with another company or convey, transfer or lease our properties or assets substantially as an entirety or permit another company to consolidate or merge with us unless certain conditions are met.
      Modification and Waiver of Contractual Rights. Under certain circumstances, we can make changes to the Indenture and the securities. Some types of changes require the approval of each security holder affected thereby, some require approval by a majority vote with respect to each affected series of securities and some changes do not require any approval at all.

      Defeasance and Covenant Defeasance. When we establish a series of debt securities, we may provide that the series be subject to the defeasance and discharge provisions of the Indenture. If those provisions are made applicable, we may elect either:

•	to defease and be discharged from, subject to some limitations, all of our obligations with respect to those debt securities; or

•	to be released from our obligations to comply with certain covenants relating to those debt securities.
      To effect the defeasance or covenant defeasance, we must irrevocably deposit in trust with the relevant trustee an amount in any combination of funds or government obligations, which, through the payment of principal and interest in accordance with their terms, will provide money sufficient to make payments on those debt securities and any mandatory sinking fund or analogous payments on those debt securities.
      Redemption. The Indenture under which the debt securities are issued may permit us to redeem such securities. If so, we may be able to pay off such securities before their scheduled maturity. If we have this right with respect to specific securities, the right will be outlined in the applicable supplemental indenture. It will also specify when we can exercise this right and how much we will have to pay in order to redeem the debt securities.
Events of Default
      A holder has special rights if an event of default occurs and is not cured. The following constitute events of default under the Indenture, unless otherwise specified in the applicable supplemental indenture.

•	we fail to make any interest payment on a security when it is due, and we do not cure this default within 30 days;

•	we fail to make any payment of principal when it is due at the maturity of any security, and we do not cure this default within 5 days;

•	we fail to deposit a sinking fund payment when due, and we do not cure this default within 5 days;

•	we fail to comply with the indenture, and after we have been notified of the default by the trustee or holders of 25% in principal amount of the series, we do not cure the default within 60 days;

•	we file for bankruptcy, or other events in bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100 per centum, or

•	any other event of default described as being applicable to any particular series of debt securities.
      A holder has certain remedies if an event of default occurs as set forth in detail in the Indenture and in the applicable supplemental indenture.
      The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities. If this happens, the default will be treated as if it has not occurred. No one can waive a payment default on a holder’s debt security, however, without his individual approval.
Certain Covenants
      The Indenture under which the debt securities are issued will require us to, unless otherwise specified in the applicable supplemental indenture:

•	duly and punctually pay the principal of and any premium and interest on the debt securities of each series in accordance with the terms of the debt securities and the indenture;

•	maintain an office or agency where the debt securities may be presented or surrendered for payment, registration of transfer or exchange, and where notices and demands to or upon us regarding the securities and the indenture may be served. We will give prompt written notice to the trustee of the location, and any change in the location, of such office or agency;

•	if we act as our own paying agent at any time, segregate and hold in trust, for the benefit of the holders, an amount of money, in the currency in which the securities are payable, sufficient to pay the principal and any premium or interest due on the securities of any series on or before the due date for such payment;

•	do all things necessary to preserve and keep in full force and effect our existence, rights (charter and statutory) and franchises unless failure to do so would not disadvantage the Holders in any material respect;

•	deliver an officers’ certificate to the trustee, within 120 calendar days after the end of each fiscal year, stating whether or not, to the best knowledge of the persons signing the officers’ certificate, we are in default in the performance and observance of any of the terms, provisions and conditions of the indenture and, if we are, specifying all such defaults and the nature and status thereof of which we may have knowledge;

•	maintain, preserve, and keep our material properties that are used in the conduct of our business in good repair, condition and working order, ordinary wear and tear excepted; and

•	pay or discharge when due all taxes, assessments and governmental charges levied or imposed upon us or our income, profits or property, as well as all lawful claims for labor, materials and supplies that, if unpaid, might by law become a lien upon our property, except those contested in good faith or that would not have a material adverse effect on us.
PLAN OF DISTRIBUTION
      We may offer, from time to time, up to 50,000,000 shares of our common stock. We may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.
      The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

      In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.
      Any common stock sold pursuant to a prospectus supplement will be quoted on the New York Stock Exchange, or another exchange on which the common stock is traded.
      Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
      If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
      The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.
      In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
LEGAL MATTERS
      The legality of shares of our common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

CUSTODIANS, TRANSFER AND DIVIDEND PAYING AGENT
AND REGISTRAR
      Certain of our securities are held in safekeeping by PNC Bank, N.A., 808 17th Street, N.W., Washington, D.C. 20006. Other securities are held in custody at Chevy Chase Bank, 7501 Wisconsin Avenue, 14th Floor, Bethesda, Maryland 20814, Bank of America, 8300 Greensboro Drive, Suite 620, McLean, Virginia 22102, Union Bank of California, 350 California Street, 6th Floor, San Francisco, CA 94104 and M&T Investment Group, 25 South Charles Street MD2-CS57, Baltimore, MD 21201. American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar for our common stock. The Bank of New York, 101 Barclay St., New York, New York acts as our registrar, paying agent and transfer agent for our publicly issued debt securities.
BROKERAGE ALLOCATION AND OTHER PRACTICES
      Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Allied Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The consolidated financial statements as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, the related financial statement schedule as of December 31, 2006, and the senior securities table as of December 31, 2006, have been included herein in reliance upon the reports of KPMG LLP (KPMG), independent registered public accounting firm, located at 2001 M Street, NW, Washington, DC 20036, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG’s report on the consolidated financial statements refers to our adoption, effective January 1, 2006, of Statement of Accounting Standards No. 123 (Revised 2004), Share Based Payment.
      With respect to the unaudited interim financial information as of June 30, 2007, and for the three- and six-month periods ended June 30, 2007 and 2006, included herein, KPMG LLP has reported that they applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included herein states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. The accountants are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by the accountants within the meaning of Sections 7 and 11 of the Securities Act of 1933.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Allied Capital Corporation:
      We have audited the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2006 and 2005, including the consolidated statements of investments as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 14), for each of the years in the three-year period ended December 31, 2006. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of securities owned as of December 31, 2006 and 2005. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2006 and 2005, and the results of their operations, their cash flows, changes in their net assets, and financial highlights for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.
      As discussed in Note 2 to the consolidated financial statements, effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123 (Revised 2004), Share Based Payment.
Washington, D.C.
February 28, 2007

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

	December 31,

	2006	2005
(in thousands, except per share amounts)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2006-$1,578,822; 2005-$1,489,782)	$1,490,180	$1,887,651
Companies 5% to 25% owned (cost: 2006-$438,560; 2005-$168,373)	449,813	158,806
Companies less than 5% owned (cost: 2006-$2,479,981; 2005-$1,448,268)	2,437,908	1,432,833

Total private finance (cost: 2006-$4,497,363; 2005-$3,106,423)	4,377,901	3,479,290
Commercial real estate finance (cost: 2006-$103,546; 2005-$131,695)	118,183	127,065

Total portfolio at value (cost: 2006-$4,600,909; 2005-$3,238,118)	4,496,084	3,606,355
U.S. Treasury bills (cost: 2006-$—; 2005-$100,000)	—	100,305
Investments in money market and other securities	202,210	121,967
Deposits of proceeds from sales of borrowed Treasury securities	—	17,666
Accrued interest and dividends receivable	64,566	60,366
Other assets	122,958	87,858
Cash	1,687	31,363

Total assets	$4,887,505	$4,025,880

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2006-$—; 2005-$175,000)	$1,691,394	$1,193,040
Revolving line of credit	207,750	91,750
Obligations to replenish borrowed Treasury securities	—	17,666
Accounts payable and other liabilities	147,117	102,878

Total liabilities	2,046,261	1,405,334

Commitments and contingencies
Shareholders’ equity:
Common stock, $0.0001 par value, 200,000 shares authorized; 148,575 and 136,697 shares issued and outstanding at December 31, 2006 and 2005, respectively	15	14
Additional paid-in capital	2,493,335	2,177,283
Common stock held in deferred compensation trust	(28,335)	(19,460)
Notes receivable from sale of common stock	(2,850)	(3,868)
Net unrealized appreciation (depreciation)	(123,084)	354,325
Undistributed earnings	502,163	112,252

Total shareholders’ equity	2,841,244	2,620,546

Total liabilities and shareholders’ equity	4,887,505	$4,025,880

Net asset value per common share	$19.12	$19.17

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

	For the Years Ended December 31,

	2006	2005	2004
(in thousands, except per share amounts)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$102,636	$122,450	$91,710
Companies 5% to 25% owned	39,754	21,924	25,702
Companies less than 5% owned	244,037	172,779	202,230

Total interest and dividends	386,427	317,153	319,642
Fees and other income
Companies more than 25% owned	29,606	27,365	29,774
Companies 5% to 25% owned	4,447	124	2,383
Companies less than 5% owned	32,078	29,510	15,291

Total fees and other income	66,131	56,999	47,448

Total interest and related portfolio income	452,558	374,152	367,090

Expenses:
Interest	100,600	77,352	75,650
Employee	92,902	78,300	53,739
Employee stock options	15,599	—	—
Administrative	39,005	69,713	34,686

Total operating expenses	248,106	225,365	164,075

Net investment income before income taxes	204,452	148,787	203,015
Income tax expense, including excise tax	15,221	11,561	2,057

Net investment income	189,231	137,226	200,958

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	513,314	33,237	86,812
Companies 5% to 25% owned	4,467	5,285	43,818
Companies less than 5% owned	15,520	234,974	(13,390)

Total net realized gains	533,301	273,496	117,240
Net change in unrealized appreciation or depreciation	(477,409)	462,092	(68,712)

Total net gains	55,892	735,588	48,528

Net increase in net assets resulting from operations	$245,123	$872,814	$249,486

Basic earnings per common share	$1.72	$6.48	$1.92

Diluted earnings per common share	$1.68	$6.36	$1.88

Weighted average common shares outstanding — basic	142,405	134,700	129,828

Weighted average common shares outstanding — diluted	145,599	137,274	132,458

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31,

	2006	2005	2004
(in thousands, except per share amounts)
Operations:
Net investment income	$189,231	$137,226	$200,958
Net realized gains	533,301	273,496	117,240
Net change in unrealized appreciation or depreciation	(477,409)	462,092	(68,712)

Net increase in net assets resulting from operations	245,123	872,814	249,486

Shareholder distributions:
Common stock dividends	(354,892)	(314,509)	(299,326)
Preferred stock dividends	(10)	(10)	(62)

Net decrease in net assets resulting from shareholder distributions	(354,902)	(314,519)	(299,388)

Capital share transactions:
Sale of common stock	295,769	—	70,251
Issuance of common stock for portfolio investments	—	7,200	3,227
Issuance of common stock in lieu of cash distributions	14,996	9,257	5,836
Issuance of common stock upon the exercise of stock options	11,734	66,688	32,274
Stock option expense	15,835	—	—
Net decrease in notes receivable from sale of common stock	1,018	1,602	13,162
Purchase of common stock held in deferred compensation trust	(9,855)	(7,968)	(13,687)
Distribution of common stock held in deferred compensation trust	980	2,011	184
Other	—	3,683	3,856

Net increase in net assets resulting from capital share transactions	330,477	82,473	115,103

Total net increase in net assets	220,698	640,768	65,201
Net assets at beginning of year	2,620,546	1,979,778	1,914,577

Net assets at end of year	$2,841,244	$2,620,546	$1,979,778

Net asset value per common share	$19.12	$19.17	$14.87

Common shares outstanding at end of year	148,575	136,697	133,099

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Years Ended December 31,

	2006	2005	2004
(in thousands)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$245,123	$872,814	$249,486
Adjustments:
Portfolio investments	(2,257,828)	(1,668,113)	(1,472,396)
Principal collections related to investment repayments or sales	1,055,347	1,503,388	909,189
Change in accrued or reinvested interest and dividends	(11,296)	(6,594)	(52,193)
Net collection (amortization) of discounts and fees	1,713	(1,564)	(5,235)
Redemption of (investments in) U.S. Treasury bills	100,000	(100,000)	—
Redemption of (investments in) money market securities	(77,106)	(121,967)	—
Stock option expense	15,835	—	—
Changes in other assets and liabilities	36,418	33,023	18,716
Depreciation and amortization	1,800	1,820	1,433
Realized gains from the receipt of notes and other consideration from sale of investments, net of collections	(209,049)	(4,293)	(47,497)
Realized losses	24,169	69,565	150,462
Net change in unrealized (appreciation) or depreciation	477,409	(462,092)	68,712

Net cash provided by (used in) operating activities	(597,465)	115,987	(179,323)

Cash flows from financing activities:
Sale of common stock	295,769	—	70,251
Sale of common stock upon the exercise of stock options	11,734	66,688	32,274
Collections of notes receivable from sale of common stock	1,018	1,602	13,162
Borrowings under notes payable	700,000	350,000	340,212
Repayments on notes payable and debentures	(203,500)	(219,700)	(231,000)
Net borrowings under (repayments on) revolving line of credit	116,000	(20,250)	112,000
Redemption of preferred stock	—	—	(7,000)
Purchase of common stock held in deferred compensation trust	(9,855)	(7,968)	(13,687)
Other financing activities	(6,795)	(8,333)	(3,004)
Common stock dividends and distributions paid	(336,572)	(303,813)	(290,830)
Preferred stock dividends paid	(10)	(10)	(62)

Net cash provided by (used in) financing activities	567,789	(141,784)	22,316

Net decrease in cash	(29,676)	(25,797)	(157,007)
Cash at beginning of year	31,363	57,160	214,167

Cash at end of year	$1,687	$31,363	$57,160

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Alaris Consulting, LLC	Senior Loan (16.5%, Due 12/05 – 12/07)(6)	$27,055	$26,987	$—
(Business Services)	Equity Interests		5,305	—
	Guaranty ($1,100)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		610	918
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		2,401	—
(Business Services)	Common Stock (2,750 shares)		—	—
	Guaranty ($2,401)		—	—

Border Foods, Inc.	Preferred Stock (100,000 shares)		12,721	—
(Consumer Products)	Common Stock (148,838 shares)		3,848	—

Business Loan Express, LLC	Class A Equity Interests(25.0%)(6)	66,622	66,622	66,622
(Financial Services)	Class B Equity Interests		119,436	79,139
	Class C Equity Interests		109,301	64,976
	Guaranty ($189,706 — See Note 3)
	Standby Letters of Credit ($25,000 — See Note 3)

Calder Capital Partners, LLC(5)	Senior Loan (8.0%, Due 5/09)(6)	975	975	975
(Financial Services)	Equity Interests		2,076	2,076

Callidus Capital Corporation	Subordinated Debt (18.0%, Due 10/08)	5,762	5,762	5,762
(Financial Services)	Common Stock (100 shares)		2,058	22,550

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	36,500	36,333	36,333
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	6,000	5,972	5,972
	Common Stock (884,880 shares)		16,649	19,619

CR Brands, Inc.	Subordinated Debt (16.6%, Due 2/13)	39,573	39,401	39,401
(Consumer Products)	Common Stock (37,200,551 shares)		33,321	25,738

Financial Pacific Company	Subordinated Debt (17.4%, Due 2/12 – 8/12)	71,589	71,362	71,362
(Financial Services)	Preferred Stock (10,964 shares)		10,276	15,942
	Common Stock (14,735 shares)		14,819	65,186

ForeSite Towers, LLC	Equity Interests		7,620	12,290
(Tower Leasing)

Global Communications, LLC	Senior Loan (10.7%, Due 9/02 – 11/07)(6)	15,957	15,957	15,957
(Business Services)	Subordinated Debt (17.0%, Due 12/03 – 9/05)(6)	11,339	11,336	11,237
	Preferred Equity Interest		14,067	—
	Options		1,639	—

Gordian Group, Inc.	Senior Loan (10.0%, Due 6/06 – 12/08)(6)	11,792	11,803	—
(Business Services)	Common Stock (1,000 shares)		6,762	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Healthy Pet Corp.	Senior Loan (9.9%, Due 8/10)	$27,038	$27,038	$27,038
(Consumer Services)	Subordinated Debt (15.0%, Due 8/10)	43,720	43,579	43,579
	Common Stock (30,142 shares)		30,142	28,921

HMT, Inc.	Preferred Stock (554,052 shares)		2,637	2,637
(Energy Services)	Common Stock (300,000 shares)		3,000	8,664
	Warrants		1,155	3,336

Huddle House, Inc.	Senior Loan (8.9%, Due 12/11)	19,950	19,950	19,950
(Retail)	Subordinated Debt (15.0%, Due 12/12)	58,484	58,196	58,196
	Common Stock (415,328 shares)		41,662	41,662

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	873
(Business Services)

Insight Pharmaceuticals Corporation	Subordinated Debt (16.1%, Due 9/12)	60,049	59,850	59,850
(Consumer Products)	Preferred Stock (25,000 shares)		25,000	7,845
	Common Stock (620,000 shares)		6,325	—

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	15,192	15,192	6,655
(Industrial Products)	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, LLC	Senior Loan (14.0%, Due 5/09)(6)	7,646	7,646	4,843
(Financial Services)	Subordinated Debt (18.0%, Due 5/09)(6)	2,952	2,952	—
	Equity Interests		4,248	—

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 3/07)	692	692	692
(Business Services)	Equity Interest		1,809	1,199

Mercury Air Centers, Inc.	Subordinated Debt (16.0%, Due 4/09 –
(Business Services)	11/12)	49,358	49,217	49,217
	Common Stock (57,970 shares)		35,053	195,019
	Standby Letters of Credit ($1,581)

MVL Group, Inc.	Senior Loan (12.0%, Due 6/09 – 7/09)	27,299	27,245	27,245
(Business Services)	Subordinated Debt (14.5%, Due 6/09)	35,846	35,478	35,478
	Common Stock (648,661 shares)		643	—

Penn Detroit Diesel Allison, LLC	Subordinated Debt (15.5%, Due 8/13)	38,173	37,994	37,994
(Business Services)	Equity Interests		21,128	25,949

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/07)(6)	35,040	26,192	26,192
(Consumer Products)	Subordinated Debt (20.0%, Due 6/03)(6)	19,291	19,223	962
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,733	27,619	27,619
(Business Services)	Common Stock (63,888 shares)		13,662	16,786

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Staffing Partners Holding
Company, Inc.	Subordinated Debt (13.5%, Due 1/07)(6)	$540	$540	$486
(Business Services)

Startec Global Communications
Corporation	Senior Loan (10.0%, Due 5/07 – 5/09)	15,965	15,965	15,965
(Telecommunications)	Common Stock (19,180,000 shares)		37,256	11,232

Sweet Traditions, LLC	Senior Loan (9.0%, Due 8/11)	39,022	35,172	35,172
(Retail)	Equity Interests		450	450
	Standby Letter of Credit ($120)

Triview Investments, Inc.(8)	Senior Loan (9.6%, Due 6/07 – 12/07)	14,758	14,747	14,747
(Broadcasting & Cable/Business	Subordinated Debt (16.0%, Due 9/11 – 7/12)	56,288	56,008	56,008
Services/Consumer Products)	Subordinated Debt (7.9%, Due 11/07 – 7/08)(6)	4,327	4,327	4,342
	Common Stock (202 shares)		98,604	31,322
	Guaranty ($800)
	Standby Letter of Credit ($200)

Total companies more than 25% owned			$1,578,822	$1,490,180

Companies 5% to 25% Owned

Advantage Sales & Marketing, Inc.	Subordinated Debt (12.0%, Due 3/14)	$152,320	$151,648	$151,648
(Business Services)	Equity Interests		—	11,000

Air Medical Group Holdings LLC	Senior Loan (9.9%, Due 3/11)	1,828	1,763	1,763
(Healthcare Services)	Subordinated Debt (14.0%, Due 11/12)	35,180	35,128	35,128
	Equity Interests		3,470	5,950

Alpine ESP Holdings, Inc.	Preferred Stock (622 shares)		622	602
(Business Services)	Common Stock (13,513 shares)		14	—

Amerex Group, LLC	Subordinated Debt (12.0%, Due 1/13)	8,400	8,400	8,400
(Consumer Products)	Equity Interests		3,546	13,823

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC (5)	Equity Interests		5,873	5,554
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	24,244	24,163	24,163
(Industrial Products)	Common Stock (5,073 shares)		5,813	3,700

BI Incorporated	Subordinated Debt (13.5%, Due 2/14)	30,269	30,135	30,135
(Business Services)	Common Stock (40,000 shares)		4,000	4,100

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a cost of $67.3 million and a value of $7.5 million, Triax Holdings, LLC (Consumer Products) with a cost of $98.9 million and a value of $91.5 million, and Crescent Hotels & Resorts, LLC and affiliates (Business Services) with a cost of $7.5 million and a value of $7.3 million.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

CitiPostal, Inc. and Affiliates	Senior Loan (11.1%, Due 8/13-11/14)	$20,670	$20,569	$20,569
(Business Services)	Equity Interests		4,447	4,700

Creative Group, Inc.	Subordinated Debt (12.0%, Due 9/13)	15,000	13,656	13,656
(Business Services)	Warrant		1,387	1,387

Drew Foam Companies, Inc.	Preferred Stock (722 shares)		722	722
(Business Services)	Common Stock (7,287 shares)		7	7

MedBridge Healthcare, LLC	Senior Loan (6.0%, Due 8/09)(6)	7,164	7,164	7,164
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	5,184	5,184	1,813
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		1,306	—

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	20,000	19,879	19,879
(Business Services)	Equity Interests		2,000	2,000

Nexcel Synthetics, LLC	Subordinated Debt (14.5%, Due 6/09)	10,998	10,978	10,978
(Consumer Products)	Equity Interests		1,755	1,486

PresAir LLC	Senior Loan (7.5%, Due 12/10)(6)	5,810	5,492	2,206
(Industrial Products)	Equity Interests		1,336	—

Progressive International
Corporation	Subordinated Debt (16.0%, Due 12/09)	7,553	7,533	7,533
(Consumer Products)	Preferred Stock (500 shares)		500	1,024
	Common Stock (197 shares)		13	2,300
	Warrants		—	—

Regency Healthcare Group, LLC	Senior Loan (11.1%, Due 6/12)	1,250	1,232	1,232
(Healthcare Services)	Unitranche Debt (11.1%, Due 6/12)	20,000	19,908	19,908
	Equity Interests		1,500	1,616

SGT India Private Limited(4)	Common Stock (109,524 shares)		3,944	3,346
(Business Services)

Soteria Imaging Services, LLC	Subordinated Debt (11.6%, Due 11/10)	18,500	17,569	17,569
(Healthcare Services)	Equity Interests		2,163	2,541

Universal Environmental Services, LLC	Unitranche Debt (14.5%, Due 2/09)	10,989	10,962	10,211
(Business Services)	Equity Interests		1,795	—

Total companies 5% to 25% owned			$438,560	$449,813

Companies Less Than 5% Owned

3SI Security Systems, Inc.	Subordinated Debt (14.5%, Due 8/13)	$26,857	$26,740	$26,740
(Consumer Products)

AgData, L.P.	Unitranche Debt (10.3%, Due 7/12)	11,330	11,269	11,269
(Consumer Services)

Anthony, Inc.	Subordinated Debt (13.3%, Due 8/11 –
(Industrial Products)	9/12)	14,818	14,768	14,768

Axium Healthcare Pharmacy, Inc.	Senior Loan (12.0%, Due 12/12)	200	161	161
(Healthcare Services)	Unitranche Debt (12.0%, Due 12/12)	9,000	8,956	8,956
	Common Stock (26,500 shares)		2,650	2,650

Baird Capital Partners IV Limited Partnership(5) (Private Equity Fund)	Limited Partnership Interest		876	876

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Bantek West, Inc.	Subordinated Debt (11.6%, Due 1/11)(6)	$30,000	$30,000	$21,463
(Business Services)

Benchmark Medical, Inc.	Warrants		18	—
(Healthcare Services)

BenefitMall, Inc.	Unitranche Debt (13.3%, Due 8/12)	110,030	109,648	109,648
(Business Services)	Common Stock (45,528,000 shares)(11)		45,528	43,578
	Warrants(11)		—	—
	Standby Letters of Credit ($9,981)

Breeze-Eastern Corporation(3)	Senior Loan (10.1%, Due 5/11)	10,000	10,000	10,000
(Industrial Products)

Broadcast Electronics, Inc.	Senior Loan (9.1%, Due 7/12)	4,963	4,930	4,930
(Business Services)

C&K Market, Inc.	Subordinated Debt (14.0%, Due 12/08)	27,819	27,738	27,738
(Retail)

Callidus Debt Partners
CDO Fund I, Ltd. (4)(9)	Class C Notes (12.9%, Due 12/13)	18,800	18,951	18,951
(Senior Debt Fund)	Class D Notes (17.0%, Due 12/13)	9,400	9,476	9,476

Callidus Debt Partners
CLO Fund III, Ltd.(4)(9) (Senior Debt Fund)	Preferred Shares (23,600,000 shares, 12.7%) (12)		23,285	23,010

Callidus Debt Partners
CLO Fund IV, Ltd. (4)(9)	Income Notes (13.8%)(12)		12,986	12,986
(Senior Debt Fund)

Callidus Debt Partners
CLO Fund V, Ltd.(4)(9)	Income Notes (15.8%)(12)		13,769	13,769
(Senior Debt Fund)

Callidus MAPS CLO Fund I LLC(9)	Class E Notes (10.9%, Due 12/17)	17,000	17,000	17,155
(Senior Debt Fund)	Income Notes (15.9%)(12)		50,960	47,421

Camden Partners Strategic Fund II,
L.P.(5)	Limited Partnership Interest		2,141	2,873
(Private Equity Fund)

Carlisle Wide Plank Floors, Inc.	Unitranche Debt (10.5%, Due 6/11)	14,000	13,900	13,900
(Consumer Products)	Preferred Stock (400,000 Shares)		400	400

Catterton Partners V, L.P.(5)	Limited Partnership Interest		3,306	3,412
(Private Equity Fund)

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		531	531
(Private Equity Fund)

Centre Capital Investors IV, LP(5)	Limited Partnership Interest		1,991	1,889
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	The fund is managed by Callidus Capital, a portfolio company of Allied Capital.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
(12)	Represents the effective yield earned on these preferred equity investments. The yield is included in interest income from companies less than 5% owned in the consolidated statement of operations.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Commercial Credit Group, Inc.	Subordinated Debt (14.8%, Due 2/11)	$5,000	$4,959	$4,959
(Financial Services)	Preferred Stock (32,500 shares)		3,900	3,900
	Warrants		—	—

Community Education Centers, Inc.	Subordinated Debt (16.0%, Due 12/10)	34,158	34,067	34,067
(Education Services)

Compass Group Diversified
Holdings LLC(3)	Senior Loan (8.4%, Due 11/11)	8,500	8,375	8,375
(Financial Services)

Component Hardware Group, Inc.	Subordinated Debt (13.5%, Due 1/13)	18,158	18,075	18,075
(Industrial Products)

Cook Inlet Alternative Risk, LLC	Unitranche Debt (10.0%, Due 4/12)	67,500	67,146	67,146
(Business Services)	Equity Interests		2,000	2,300

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		1,137	1,137
(Private Equity)

CSAV, Inc.	Subordinated Debt (11.9%, Due 6/13)	37,500	37,500	37,500
(Business Services)

DCWV Acquisition Corporation	Senior Loan (8.9%, Due 7/12)	2,074	2,060	2,060
(Consumer Products)	Unitranche Debt (11.0%, Due 7/12)	16,788	16,694	16,694

Deluxe Entertainment Services Group, Inc.	Subordinated Debt (13.6%, Due 7/11)	30,000	30,000	30,000
(Business Services)

Distant Lands Trading Co.	Senior Loan (10.6%, Due 11/11)	2,700	2,656	2,656
(Consumer Products)	Unitranche Debt (11.0%, Due 11/11)	54,375	54,130	54,130
	Common Stock (4,000 shares)		4,000	2,975

Drilltec Patents & Technologies
Company, Inc.	Subordinated Debt (18.0%, Due 8/06)	4,119	4,119	4,119
(Energy Services)	Subordinated Debt (16.5%, Due 8/06)(6)	10,994	10,918	9,121

Driven Brands, Inc.	Senior Loan (8.9%, Due 6/11)	37,070	36,918	36,918
d/b/a Meineke and Econo Lube	Subordinated Debt (12.1%, Due 6/12 – 6/13)	83,000	82,684	82,684
(Consumer Services)	Common Stock (11,675,331 shares)(11)		29,455	19,702
	Warrants(11)		—	—

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	19,127	19,021	19,021
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	3,730	3,714	3,714

Dynamic India Fund IV(4)(5)	Equity Interests		3,850	3,850
(Private Equity Fund)

EarthColor, Inc.	Senior Loan (7.4%, Due 11/11)	35,000	35,000	35,000
(Business Services)	Subordinated Debt (15.0%, Due 11/13)	107,000	106,478	106,478
	Common Stock (53,540 shares)(11)		53,540	53,540
	Warrants(11)		—	—

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		6,274	2,090
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Elexis Beta GmbH(4)	Options		$426	$50
(Industrial Products)

Farley’s & Sathers Candy Company, Inc.	Subordinated Debt (11.4%, Due 3/11)	$20,000	19,931	19,931
(Consumer Products)

Frozen Specialties, Inc.	Warrants		435	320
(Consumer Products)

Garden Ridge Corporation (Retail)	Subordinated Debt (7.0%, Due 5/12)(6)	22,500	22,500	22,500

Geotrace Technologies, Inc.	Subordinated Debt (10.0%, Due 6/09)	23,945	22,481	22,481
(Energy Services)	Warrants		2,350	1,900

Ginsey Industries, Inc.	Subordinated Debt (12.5%, Due 3/07)	2,743	2,743	2,743
(Consumer Products)

Grant Broadcasting Systems II	Subordinated Debt (5.0%, Due 6/11)	3,005	3,005	3,005
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		8,223	6,088
(Private Equity Fund)

Havco Wood Products LLC	Unitranche Debt (11.1%, Due 8/11)	19,654	18,615	18,615
(Industrial Products)	Equity Interests		1,049	3,000

Haven Eldercare of New England, LLC (10)	Subordinated Debt (12.0%, Due 8/09)	2,827	2,827	2,827
(Healthcare Services)

Haven Healthcare Management, LLC(10)	Subordinated Debt (18.0%, Due 4/07)	140	140	140
(Healthcare Services)

HealthASPex Services Inc.	Senior Loan (4.0%, Due 7/08)	500	500	500
(Business Services)

The Hillman Companies, Inc.(3)	Subordinated Debt (10.0%, Due 9/11)	44,580	44,427	44,427
(Consumer Products)

The Homax Group, Inc.	Senior Loan (9.2%, Due 10/12)	12,485	12,485	12,485
(Consumer Products)	Subordinated Debt (12.0%, Due 4/14)	14,000	13,171	13,171
	Preferred Stock (89 shares)		89	89
	Common Stock (28 shares)		6	6
	Warrants		1,106	1,106

Hot Stuff Foods, LLC	Senior Loan (8.9%, Due 2/11-2/12)	48,580	48,351	48,351
(Consumer Products)	Subordinated Debt (13.7%, Due 8/12 – 2/13)	60,606	60,353	60,353
	Subordinated Debt (16.0%, Due 2/13)(6)	20,841	20,749	8,460
	Common Stock (1,122,452 shares)(11)		56,186	—
	Warrants(11)		—	—

Ideal Snacks Corporation	Senior Loan (9.0%, Due 6/10)	5,850	5,815	5,815
(Consumer Products)

Integrity Interactive Corporation	Unitranche Debt (10.5%, Due 2/12)	29,500	29,314	29,314
(Business Services)

International Fiber Corporation	Subordinated Debt (14.0%, Due 6/12)	21,986	21,914	21,914
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	2,200

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Haven Eldercare of New England, LLC and Haven Healthcare Management, LLC are affiliated companies.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Kodiak Fund LP(5)	Equity Interests		$4,700	$4,656
(Private Equity Fund)

Line-X, Inc.	Senior Loan (9.1%, Due 8/11)	$2,000	1,981	1,981
(Consumer Products)	Unitranche Debt (10.0% Due 8/11)	48,509	48,306	48,306
	Standby Letter of Credit ($1,500)

MedAssets, Inc.	Preferred Stock (227,865 shares)		2,049	3,623
(Business Services)	Common Stock (50,000 shares)		—	250

MHF Logistical Solutions, Inc.	Subordinated Debt (11.5%, Due 6/12)	33,600	33,448	33,448
(Business Services)	Subordinated Debt (18.0%, Due 6/13)(6)	11,211	11,155	8,719
	Common Stock (20,934 shares)(11)		20,942	—
	Warrants(11)		—	—

Mid-Atlantic Venture Fund IV, L.P.(5)	Limited Partnership Interest		6,974	3,221
(Private Equity Fund)

Mogas Energy, LLC	Subordinated Debt (9.5%, Due 3/12 – 4/12)	16,336	15,100	16,318
(Energy Services)	Warrants		1,774	6,250

Network Hardware Resale, Inc.	Unitranche Debt (10.5%, Due 12/11)	37,154	37,357	37,357
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	12,000	12,068	12,559

Norwesco, Inc.	Subordinated Debt (12.6%, Due 1/12 – 7/12)	82,486	82,172	82,172
(Industrial Products)	Common Stock (559,603 shares)(11)		38,313	83,329
	Warrants(11)		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,834	1,947
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	800
(Business Services)

Odyssey Investment Partners Fund III,
LP(5)	Limited Partnership Interest		1,883	1,744
(Private Equity Fund)

Palm Coast Data, LLC	Senior Loan (8.9%, Due 8/10)	15,306	15,243	15,243
(Business Services)	Subordinated Debt (15.5%, Due 8/12 – 8/15)	30,396	30,277	30,277
	Common Stock (21,743 shares)(11)		21,743	41,707
	Warrants(11)		—	—

Passport Health
Communications, Inc.	Subordinated Debt (14.0%, Due 4/12)	10,145	10,101	10,101
(Healthcare Services)	Preferred Stock (651,381 shares)		2,000	2,189

Performant Financial Corporation	Common Stock (478,816 shares)		734	—
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Postle Aluminum Company, LLC	Unitranche Debt (11.0%, Due 10/12)	$57,500	$57,189	$57,189
(Industrial Products)	Equity Interests		2,500	2,500

Pro Mach, Inc.	Subordinated Debt (12.5%, Due 6/12)	14,471	14,402	14,402
(Industrial Products)	Equity Interests		1,500	2,200

Promo Works, LLC	Unitranche Debt (10.3%, Due 12/11)	31,000	30,727	30,727
(Business Services)	Guaranty ($1,200)

S.B. Restaurant Company	Unitranche Debt (9.8%, Due 4/11)	41,501	41,094	41,094
(Retail)	Preferred Stock (54,125 shares)		135	135
	Warrants		619	1,200
	Standby Letters of Credit ($2,611)

SBBUT, LLC	Equity Interests		—	—
(Consumer Products)

Service Center Metals, LLC	Subordinated Debt (15.5%, Due 9/11)	5,000	4,976	4,976
(Industrial Products)	Equity Interests		312	318

Soff-Cut Holdings, Inc.	Preferred Stock (300 shares)		300	300
(Industrial Products)	Common Stock (2,000 shares)		200	180

SPP Mezzanine Funding, L.P.(5)	Limited Partnership Interest		2,551	2,825
(Private Equity Fund)

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		326	326
(Private Equity Fund)

Stag-Parkway, Inc.	Unitranche Debt (10.8%, Due 7/12)	63,000	62,711	62,711
(Business Services)

STS Operating, Inc.	Subordinated Debt (15.0%, Due 1/13)	30,156	30,021	30,021
(Industrial Products)

The Step2 Company, LLC	Unitranche Debt (10.5%, Due 4/12)	67,898	67,457	67,457
(Consumer Products)	Equity Interests		2,000	1,763

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/09)	15,000	14,468	14,468
(Business Services)	Warrants		710	3,300

TransAmerican Auto Parts, LLC	Subordinated Debt (14.0%, Due 11/12)	12,947	12,892	12,892
(Consumer Products)	Equity Interests		1,190	747

Universal Air Filter Company	Unitranche Debt (11.0%, Due 11/11)	19,117	19,026	19,026
(Industrial Products)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		5,477	5,158
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		42	42
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		598	365
(Private Equity Fund)

VICORP Restaurants, Inc.	Warrants		33	—
(Retail)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		$1,329	$458
(Private Equity Fund)

Wear Me Apparel Corporation	Subordinated Debt (15.0%, Due 12/10)	$40,000	39,407	39,407
(Consumer Products)	Warrants		1,219	5,120

Wilton Industries, Inc.	Subordinated Debt (16.0%, Due 6/08)	2,400	2,400	2,400
(Consumer Products)

Woodstream Corporation	Subordinated Debt (13.5%, Due 11/12 – 5/13)	53,114	52,989	52,989
(Consumer Products)	Common Stock (180 shares)		673	3,885
	Warrants		—	2,815

York Insurance Services Group, Inc.	Subordinated Debt (14.5%, Due 1/14)	44,249	44,045	44,045
(Business Services)	Common Stock (15,000 shares)		1,500	1,500

Other companies	Other debt investments(6)	223	223	218
	Other equity investments		8	—

Total companies less than 5% owned			$2,479,981	$2,437,908

Total private finance (145 portfolio companies)			$4,497,363	$4,377,901

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)
Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2006
	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	3	$20,470	$19,692
	7.00%–8.99%	9	24,092	24,073
	9.00%–10.99%	4	24,117	24,117
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(13)		18	$72,649	$71,852

Real Estate Owned			$15,708	$19,660

Equity Interests(2) — Companies more than 25% owned (Guarantees — $6,871)			$15,189	$26,671

Total commercial real estate finance			$103,546	$118,183

Total portfolio			$4,600,909	$4,496,084

	Yield	Cost	Value

Liquidity Portfolio
American Beacon Money Market Select FD Fund(14)	5.3%	$85,672	$85,672
Certificate of Deposit (Due March 2007)(14)	5.6%	40,565	40,565
American Beacon Money Market Fund(14)	5.2%	40,384	40,384
SEI Daily Income Tr Prime Obligation Fund(14)	5.2%	34,671	34,671
Blackrock Liquidity Funds(14)	5.2%	476	476

Total liquidity portfolio		$201,768	$201,768

Other Investments in Money Market Securities(14)
Columbia Treasury Reserves Money Market Fund	5.2%	$441	$441
Columbia Money Market Reserves	5.2%	$1	$1

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(13)	Commercial mortgage loans totaling $18.9 million at value were on non-accrual status and therefore were considered non-income producing.
(14)	Included in investments in money market and other securities on the accompanying Consolidated Balance Sheet.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Acme Paging, L.P.(4)	Senior Loan (6.0%, Due 12/07)(6)	$3,750	$3,750	$—
(Telecommunications)	Subordinated Debt (10.0%, Due 1/08)(6)	881	881	—
	Common Stock (23,513 shares)		27	—

Advantage Sales & Marketing, Inc.	Subordinated Debt (10.5%, Due 9/09)	60,000	59,787	59,787
(Business Services)	Subordinated Debt (18.5%, Due 12/09)	124,000	124,000	124,000
	Common Stock (18,924,976 shares)		73,932	476,578

Alaris Consulting, LLC	Senior Loan (15.8%, Due 12/05 – 12/07)(6)	27,055	27,050	—
(Business Services)	Equity Interests		5,305	—
	Guaranty ($1,100)

American Healthcare Services, Inc.	Senior Loan (0.7%, Due 12/04 – 12/05)(6)	4,999	4,600	4,097
and Affiliates
(Healthcare Services)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		658	892
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		2,401	—
(Business Services)	Common Stock (2,750 shares)		—	—
	Guaranty ($2,401)

Business Loan Express, LLC	Subordinated Debt (6.9%, Due 4/06)	10,000	10,000	10,000
(Financial Services)	Class A Equity Interests	60,693	60,693	60,693
	Class B Equity Interests		119,436	146,910
	Class C Equity Interests		109,301	139,521
	Guaranty ($135,437 — See Note 3)
	Standby Letters of Credit ($34,050 — See Note 3)

Callidus Capital Corporation	Senior Loan (12.0%, Due 12/06)	600	600	600
(Financial Services)	Subordinated Debt (18.0%, Due 10/08)	4,832	4,832	4,832
	Common Stock (10 shares)		2,049	7,968

Diversified Group Administrators, Inc.	Preferred Stock (1,000,000 shares)		700	728
(Business Services)	Preferred Stock (1,451,380 shares)		841	841
	Common Stock (1,451,380 shares)		—	502

Financial Pacific Company	Subordinated Debt (17.4%, Due 2/12 – 8/12)	70,175	69,904	69,904
(Financial Services)	Preferred Stock (10,964 shares)		10,276	13,116
	Common Stock (14,735 shares)		14,819	44,180

ForeSite Towers, LLC	Equity Interests		7,620	9,750
(Tower Leasing)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Global Communications, LLC	Senior Loan (10.7%, Due 9/02 – 11/07) (6)	$15,957	$15,957	$15,957
(Business Services)	Subordinated Debt (17.0%, Due 12/03 – 9/05)(6)	11,201	11,198	11,198
	Preferred Equity Interest		14,067	4,303
	Options		1,639	—

Gordian Group, Inc.	Senior Loan (10.0%, Due 6/06 – 12/08) (6)	11,392	11,421	4,161
(Business Services)	Common Stock (1,000 shares)		6,542	—

Healthy Pet Corp.	Senior Loan (10.1%, Due 8/10)	4,086	4,086	4,086
(Consumer Services)	Subordinated Debt (15.0%, Due 8/10)	38,716	38,535	38,535
	Common Stock (25,766 shares)		25,766	25,766

HMT, Inc.	Preferred Stock (554,052 shares)		2,637	2,637
(Energy Services)	Common Stock (300,000 shares)		3,000	5,343
	Warrants		1,155	2,057

Impact Innovations Group, LLC (Business Services)	Equity Interests in Affiliate		—	742

Insight Pharmaceuticals Corporation	Subordinated Debt (16.1%, Due 9/12)	58,534	58,298	58,298
(Consumer Products)	Preferred Stock (25,000 shares)		25,000	26,791
	Common Stock (6,200 shares)		6,325	236

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	13,742	13,742	—
(Industrial Products)	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, LLC	Senior Loan (14.0%, Due 5/09)(6)	7,646	7,646	5,029
(Financial Services)	Subordinated Debt (18.0%, Due 5/09)(6)	2,952	2,952	—
	Equity Interests		4,229	—

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 3/07)	621	621	621
(Business Services)	Equity Interest		1,810	2,226

Mercury Air Centers, Inc.	Senior Loan (10.0%, Due 4/09)	31,720	31,720	31,720
(Business Services)	Subordinated Debt (16.0%, Due 4/09)	46,703	46,519	46,519
	Common Stock (57,970 shares)		35,053	88,898
	Standby Letters of Credit ($1,397)

MVL Group, Inc.	Senior Loan (12.1%, Due 7/09)	27,519	27,218	27,218
(Business Services)	Subordinated Debt (14.4%, Due 7/09)	32,905	32,417	32,417
	Common Stock (648,661 shares)		643	3,211

Pennsylvania Avenue Investors, L.P. (5)	Equity Interests		2,576	1,864
(Private Equity Fund)

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/05 - 12/06)	32,640	23,792	23,792
(Consumer Products)	Subordinated Debt (20.0%, Due 6/03)(6)	19,291	19,224	7,364
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Redox Brands, Inc.	Preferred Stock (2,726,444 shares)		$7,903	$12,097
(Consumer Products)	Warrants		584	500

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	$27,041	26,906	26,906
(Business Services)	Common Stock (63,888 shares)		13,662	13,319

Staffing Partners Holding	Subordinated Debt (13.5%, Due 1/07)(6)	6,343	6,343	6,343
Company, Inc.	Preferred Stock (439,600 shares)		4,968	1,812
(Business Services)	Common Stock (69,773 shares)		50	—
	Warrants		10	—

Startec Global Communications	Senior Loan (10.0%, Due 5/07 – 5/09)	25,226	25,226	21,685
Corporation	Common Stock (19,180,000 shares)		37,255	—
(Telecommunications)

STS Operating, Inc.	Subordinated Debt (15.3%, Due 3/12)	6,593	6,593	6,593
(Industrial Products)	Common Stock (3,000,000 shares)		3,522	64,963
	Options		—	560

Triview Investments, Inc.(8)	Senior Loan (8.6%, Due 12/06)	7,449	7,449	7,449
(Broadcasting & Cable/	Subordinated Debt (15.0%, Due 7/12)	31,000	30,845	30,845
Consumer Products)	Subordinated Debt (16.8%, Due 7/08 –
	7/12)(6)	19,600	19,520	19,520
	Common Stock (202 shares)		93,889	29,171
	Guaranty ($800)
	Standby Letter of Credit ($200)

Total companies more than 25% owned			$1,489,782	$1,887,651

Companies 5% to 25% Owned

Air Evac Lifeteam	Subordinated Debt (13.8%, Due 7/10)	$42,414	$42,267	$42,267
(Healthcare Services)	Equity Interests		3,941	4,025

Aspen Pet Products, Inc.	Subordinated Debt (19.0%, Due 6/08)	20,051	19,959	19,959
(Consumer Products)	Preferred Stock (2,935 shares)		2,154	1,638
	Common Stock (1,400 shares)		140	17
	Warrants		—	—

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	23,639	23,543	23,543
(Industrial Products)	Common Stock (5,073 shares)		5,813	2,200

The Debt Exchange Inc.	Preferred Stock (921,875 shares)		1,250	3,219
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. (formerly GAC Investments, Inc.) holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a cost of $66.5 million and value of $16.0 million and Triax Holdings, LLC (Consumer Products) with a cost of $85.2 million and a value of $71.0 million. The guaranty and standby letter of credit relate to Longview Cable & Data, LLC.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

MedBridge Healthcare, LLC	Senior Loan (4.0%, Due 8/09)	$7,093	$7,093	$7,093
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	4,809	4,809	534
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		800	—

Nexcel Synthetics, LLC	Subordinated Debt (14.5%, Due 6/09)	10,617	10,588	10,588
(Consumer Products)	Equity Interests		1,708	1,367

Pres Air Trol LLC	Unitranche Debt (12.0%, Due 4/10)	6,138	5,820	5,820
(Industrial Products)	Equity Interests		1,356	318

Progressive International	Subordinated Debt (16.0%, Due 12/09)	7,401	7,376	7,376
Corporation	Preferred Stock (500 shares)		500	884
(Consumer Products)	Common Stock (197 shares)		13	13
	Warrants		—	—

Soteria Imaging Services, LLC	Subordinated Debt (11.8%, Due 11/10)	14,500	13,447	13,447
(Healthcare Services)	Equity Interests		2,153	2,308

Universal Environmental Services, LLC	Unitranche Debt (15.5%, Due 2/09)	10,900	10,862	10,862
(Business Services)	Equity Interests		1,797	1,328

Total companies 5% to 25% owned			$168,373	$158,806

Companies Less Than 5% Owned

Advanced Circuits, Inc.	Senior Loans (10.1%, Due 9/11 – 3/12)	$18,732	$18,642	$18,642
(Industrial Products)	Common Stock (40,000 shares)		1,000	1,000

Anthony, Inc. (Industrial Products)	Subordinated Debt (12.9%, Due 9/11 – 9/12)	14,670	14,610	14,610

Benchmark Medical, Inc.	Warrants		18	190
(Healthcare Services)

BI Incorporated	Subordinated Debt (14.0%, Due 2/12)	16,203	16,133	16,133
(Business Services)

Border Foods, Inc.	Subordinated Debt (13.0%, Due 12/10)(6)	13,428	12,721	—
(Consumer Products)	Preferred Stock (140,214 shares)		2,893	—
	Common Stock (1,810 shares)		45	—
	Warrants		910	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

C&K Market, Inc.	Subordinated Debt (13.0%, Due 12/08)	$14,694	$14,638	$14,638
(Retail)

Callidus Debt Partners	Class C Notes (12.9%, Due 12/13)	18,800	18,973	18,973
CDO Fund I, Ltd.(4)(9)	Class D Notes (17.0%, Due 12/13)	9,400	9,487	9,487
(Senior Debt Fund)

Callidus Debt Partners	Preferred Shares (23,600,000 shares)		24,233	24,233
CLO Fund III, Ltd. (4)(9)
(Senior Debt Fund)

Callidus MAPS CLO Fund I LLC(9)	Class E Notes (9.7%, Due 12/17)	17,000	17,000	17,000
(Senior Debt Fund)	Income Notes		48,108	48,108

Camden Partners Strategic Fund II, L.P.(5)	Limited Partnership Interest		2,142	2,726
(Private Equity Fund)

Catterton Partners V, L.P.(5)	Limited Partnership Interest		2,650	2,691
(Private Equity Fund)

CBS Personnel Holdings, Inc. (Business Services)	Subordinated Debt (14.5%, Due 12/09)	20,617	20,541	20,541

Community Education Centers, Inc.	Subordinated Debt (16.0%, Due 12/10)	32,852	32,738	32,738
(Education Services)

Component Hardware Group, Inc.	Preferred Stock (18,000 shares)		2,605	2,783
(Industrial Products)	Common Stock (2,000 shares)		200	700

Cooper Natural Resources, Inc.	Subordinated Debt (0%, Due 11/07)	840	840	840
(Industrial Products)	Preferred Stock (6,316 shares)		1,424	20
	Warrants		830	—

Coverall North America, Inc.	Subordinated Debt (14.6%, Due 2/11)	27,309	27,261	27,261
(Business Services)	Preferred Stock (6,500 shares)		6,500	6,866
	Warrants		2,950	3,100

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	The fund is managed by Callidus Capital, a portfolio company of Allied Capital.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Drilltec Patents & Technologies Company, Inc.	Subordinated Debt (17.0%, Due 8/06)(6)	$1,500	$1,500	$1,500
(Energy Services)	Subordinated Debt (10.0%, Due 8/06)(6)	10,994	10,918	9,792

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		5,649	83
(Private Equity Fund)

Elexis Beta GmbH(4)	Options		426	50
(Industrial Products)

Event Rentals, Inc.	Senior Loans (9.9%, Due 11/11)	18,341	18,244	18,244
(Consumer Services)

Frozen Specialties, Inc.	Warrants		435	470
(Consumer Products)

Garden Ridge Corporation	Subordinated Debt (7.0%, Due 5/12)(6)	22,500	22,500	22,500
(Retail)

Geotrace Technologies, Inc.	Subordinated Debt (10.0%, Due 6/09)	25,618	23,875	23,875
(Energy Services)	Warrants		2,350	2,500

Ginsey Industries, Inc.	Subordinated Debt (12.5%, Due 3/07)	3,680	3,680	3,680
(Consumer Products)

Grant Broadcasting Systems II	Subordinated Debt (5.0%, Due 6/09)	2,756	2,756	2,756
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		6,914	4,161
(Private Equity Fund)

Havco Wood Products LLC	Unitranche Debt (10.4%, Due 8/11)	33,000	31,794	31,794
(Industrial Products)	Equity Interests		1,048	1,048

Haven Eldercare of New England, LLC (10)	Subordinated Debt (12.0%, Due 8/09)(6)	4,320	4,320	4,320
(Healthcare Services)

Haven Healthcare Management, LLC(10)	Subordinated Debt (18.0% Due 4/07)(6)	1,319	1,319	485
(Healthcare Services)

HealthASPex Services Inc.	Senior Loans (4.0%, Due 7/08)	500	500	500
(Business Services)

The Hillman Companies, Inc.(3)	Subordinated Debt (13.5%, Due 9/11)	44,000	43,815	43,815
(Consumer Products)

Homax Holdings, Inc.	Subordinated Debt (12.0%, Due 8/11)	14,000	13,039	13,039
(Consumer Products)	Preferred Stock (89 shares)		89	92
	Common Stock (28 shares)		6	6
	Warrants		1,106	1,492

Icon International, Inc.	Common Stock (25,707 shares)		76	16
(Business Services)

International Fiber Corporation	Subordinated Debt (14.0%, Due 6/12)	21,546	21,460	21,460
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	1,900

Line-X, Inc.	Senior Loan (8.1%, Due 8/11)	4,134	4,111	4,111
(Consumer Products)	Unitranche Debt (10.0% Due 8/11)	51,475	51,229	51,229
	Standby Letter of Credit ($1,500)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Haven Eldercare of New England, LLC and Haven Healthcare Management, LLC are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

MedAssets, Inc.	Preferred Stock (227,865 shares)		$2,049	$2,893
(Business Services)	Warrants		136	180

Meineke Car Care Centers, Inc.	Senior Loan (8.0%, Due 6/11)	$28,000	27,865	27,865
(Consumer Services)	Subordinated Debt (11.9%, Due 6/12 – 6/13)	72,000	71,675	71,675
	Common Stock (10,696,308 shares)(11)		26,985	26,629
	Warrants		—	—

MHF Logistical Solutions, Inc.	Unitranche Debt (10.0%, Due 5/11)	22,281	22,177	22,177
(Business Services)	Preferred Stock (431 shares)		431	455
	Common Stock (1,438 shares)		144	211

Mid-Atlantic Venture Fund IV, L.P. (5)	Limited Partnership Interest		6,600	3,339
(Private Equity Fund)

Mogas Energy, LLC	Subordinated Debt (9.5%, Due 3/12 – 4/12)	16,855	15,472	15,472
(Energy Services)	Warrants		1,774	3,550

Network Hardware Resale, Inc.	Unitranche Debt (10.5%, Due 12/11)	38,500	38,743	38,743
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	12,000	12,076	12,076

N.E.W. Customer Service Companies, Inc.	Subordinated Debt (11.0%, Due 7/12)	40,000	40,016	40,016
(Business Services)

Nobel Learning Communities,	Preferred Stock (1,214,356 shares)		2,764	2,343
Inc.(3)	Warrants		575	1,296
(Education)

Norwesco, Inc.	Subordinated Debt (12.6%, Due 1/12 – 7/12)	82,061	81,683	81,683
(Industrial Products)	Common Stock (559,603 shares)(11)		38,313	38,313
	Warrants		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,669	1,809
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	1,000
(Business Services)

Opinion Research Corporation(3)	Warrants		996	45
(Business Services)

Oriental Trading Company, Inc.	Common Stock (13,820 shares)		—	5,200
(Consumer Products)

Palm Coast Data, LLC	Senior Loan (7.6%, Due 8/10)	16,100	16,024	16,024
(Business Services)	Subordinated Debt (15.5%, Due 8/12 – 8/15)	29,600	29,461	29,461
	Common Stock (21,743 shares)(11)		21,743	21,743
	Warrants		—	—

Performant Financial Corporation	Common Stock (478,816 shares)		734	2,500
(Business Services)

Pro Mach, Inc.	Subordinated Debt (13.8%, Due 6/12)	19,275	19,193	19,193
(Industrial Products)	Equity Interests		1,500	1,200

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Promo Works, LLC	Senior Loan (8.5%, Due 12/11)	$900	$851	$851
(Business Services)	Unitranche Debt (10.3%, Due 12/11)	31,000	30,728	30,728
	Guaranty ($1,650)

RadioVisa Corporation	Unitranche Debt (15.5%, Due 12/08)	27,093	26,993	26,993
(Broadcasting & Cable)

Red Hawk Industries, LLC	Unitranche Debt (11.0%, Due 4/11)	56,343	56,063	56,063
(Business Services)

S.B. Restaurant Company	Subordinated Debt (14.6%, Due 11/08 – 12/09)	29,085	28,615	28,615
(Retail)	Preferred Stock (54,125 shares)		135	135
	Warrants		619	700

SBBUT, LLC	Equity Interests		—	—
(Consumer Products)

off-Cut Holdings, Inc.	Preferred Stock (300 shares)		300	300
(Industrial Products)	Common Stock (2,000 shares)		200	37

SPP Mezzanine Fund, L.P.(5)	Limited Partnership Interest		3,007	2,969
(Private Equity Fund)

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/09)	15,000	14,323	14,323
(Business Services)	Warrants		710	1,700

TransAmerican Auto Parts, LLC	Subordinated Debt (14.0%, Due 11/12)	10,000	9,951	9,951
(Consumer Products)	Equity Interests		889	889

United Site Services, Inc.	Subordinated Debt (12.4%, Due 8/11)	49,712	49,503	49,503
(Business Services)	Common Stock (160,588 shares)		1,000	1,200

Universal Air Filter Company	Senior Loans (7.9%, Due 11/11)	400	390	390
(Industrial Products)	Unitranche Debt (11.0%, Due 11/11)	19,867	19,768	19,768

Universal Tax Systems, Inc.	Subordinated Debt (14.5%, Due 7/11)	19,068	18,995	18,995
(Business Services)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		4,977	4,686
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		42	42
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		598	397
(Private Equity Fund)

VICORP Restaurants, Inc.(3)	Warrants		33	691
(Retail)

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		1,330	676
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Wear Me Apparel Corporation	Subordinated Debt (15.0%, Due 12/10)	$40,000	$38,992	$38,992
(Consumer Products)	Warrants		1,219	2,000

Wilshire Restaurant Group, Inc.	Subordinated Debt (20.0%, Due 6/07)(6)	22,471	21,930	21,930
(Retail)	Warrants		735	538

Wilton Industries, Inc.	Subordinated Debt (19.3%, Due 6/08)	4,800	4,800	4,800
(Consumer Products)

Woodstream Corporation	Subordinated Debt (13.2%, Due 11/12 – 5/13)	52,397	52,251	52,251
(Consumer Products)	Common Stock (180 shares)		673	3,336
	Warrants		—	2,365

Other companies	Other debt investments	382	382	382
	Other debt investments(6)	470	470	348
	Other equity investments		8	—
	Guaranty ($135)

Total companies less than 5% owned			$1,448,268	$1,432,833

Total private finance (118 portfolio companies)			$3,106,423	$3,479,290

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)
Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2005
	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	5	$23,121	$21,844
	7.00%–8.99%	24	48,156	48,156
	9.00%–10.99%	5	25,999	25,967
	11.00%–12.99%	1	338	338
	13.00%–14.99%	1	2,294	2,294
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(12)		38	$103,878	$102,569

Real Estate Owned			$14,240	$13,932

Equity Interests(2) — Companies more than 25% owned (Guarantees — $7,054)			$13,577	$10,564

Total commercial real estate finance			$131,695	$127,065

Total portfolio			$3,238,118	$3,606,355

	Yield	Cost	Value

Liquidity Portfolio
U.S. Treasury bills (Due June 2006)	4.25%	$100,000	$100,305
SEI Daily Income Tr Prime Obligation Fund(13)	4.11%	100,000	100,000

Total liquidity portfolio		$200,000	$200,305

Other Investments in Money Market Securities(13)
PNC Bank Corporate Money Market Deposit Account	4.15%	$21,967	$21,967

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(12)	Commercial mortgage loans totaling $20.8 million at value were on non-accrual status and therefore were considered non-income producing.
(13)	Included in investments in money market securities on the accompanying Consolidated Balance Sheet.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Note 1. Organization
      Allied Capital Corporation, a Maryland corporation, is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries that are single member limited liability companies established for specific purposes including holding real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to the Company and its portfolio companies.
      In addition, ACC had a subsidiary, Allied Investments L.P. (“Allied Investments”), which was licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). As of September 30, 2006, Allied Investments surrendered its SBIC license and on October 1, 2006, Allied Investments was merged into ACC.
      ACC and its subsidiaries, collectively, are referred to as the “Company.” The Company consolidates the results of its subsidiaries for financial reporting purposes.
      Pursuant to Article 6 of Regulation S-X, the financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements. Portfolio investments are held for purposes of deriving investment income and future capital gains.
      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in debt and equity securities of private companies in a variety of industries.
Note 2. Summary of Significant Accounting Policies
  Basis of Presentation
      The consolidated financial statements include the accounts of the Company. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2005 and 2004 balances to conform with the 2006 financial statement presentation.
      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.
      In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

Valuation Of Portfolio Investments
      The Company, as a BDC, has invested in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. The Company’s investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and/or the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities
      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than the Company’s cost basis if the amount that would be repaid on the loan or debt security upon the sale of the portfolio company is greater than the Company’s cost basis.
      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
debt securities if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.
      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities
      The Company’s equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when the company has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      The value of the Company’s equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.
     Commercial Mortgage-Backed Securities (“CMBS”), Collateralized Debt Obligations (“CDO”) and Collateralized Loan Obligations (“CLO”)
      CDO and CLO bonds and preferred shares/ income notes (“CDO/ CLO Assets”) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CDO/ CLO

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. The Company determines the fair value of its CDO/CLO Assets on an individual security-by-security basis.
      The Company recognizes interest income on the preferred shares/income notes using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred share/income note from the date the estimated yield was changed. CDO and CLO bonds have stated interest rates.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills and deposits of proceeds from sales of borrowed Treasury securities, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

Fee Income
      Fee income includes fees for loan prepayment premiums, guarantees, commitments, and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

Guarantees
      Guarantees meeting the characteristics described in FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”) and issued or modified after December 31, 2002, are recognized at fair value at inception. However, certain guarantees are excluded from the initial recognition provisions of the Interpretation. See Note 5.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued

Financing Costs
      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock, such as underwriting, accounting and legal fees, and printing costs are recorded as a reduction to the proceeds from the sale of common stock.

Dividends to Shareholders
      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans
      The Company has a stock-based employee compensation plan. See Note 9. Effective January 1, 2006, the Company adopted the provisions of FASB Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”). The Statement was adopted using the modified prospective method of application, which required the Company to recognize compensation costs on a prospective basis beginning January 1, 2006. Accordingly, the prior year financial statements have not been restated. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for pro forma disclosure under Statement No. 123. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized over the related service period in the statement of operations. The effect of this adoption for the year ended December 31, 2006, was as follows:

2006
($ in millions, except per share amounts)
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$13.2
Options granted on or after January 1, 2006	2.4

Total employee stock option expense	$15.6

Per basic share	$0.11
Per diluted share	$0.11
      In addition to the employee stock option expense, for the year ended December 31, 2006, administrative expense included $0.2 million of expense related to options granted to directors during the year. Options granted to non-officer directors vest on the grant date and therefore, the full expense is recorded on the grant date.
      Prior to January 1, 2006, the Company accounted for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. Prior to January 1, 2006, no stock-based compensation cost was reflected in net increase in net assets resulting from operations, as all options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net increase in net assets resulting from operations and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
earnings per share if the Company had applied the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based compensation for the years ended December 31, 2005 and 2004.

	2005	2004
($ in millions, except per share amounts)
Net increase in net assets resulting from operations as reported	$872.8	$249.5
Less total stock-based compensation expense determined under fair value based method for all awards, net of related tax effects	(12.7)	(16.9)

Pro forma net increase in net assets resulting from operations	860.1	232.6
Less preferred stock dividends	—	(0.1)

Pro forma net income available to common shareholders	$860.1	$232.5

Basic earnings per common share:
As reported	$6.48	$1.92
Pro forma	$6.39	$1.79
Diluted earnings per common share:
As reported	$6.36	$1.88
Pro forma	$6.27	$1.76
      The stock option expense for 2006 and the pro forma expenses for 2005 and 2004 shown in the tables above were based on the underlying value of the options granted by the Company. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted during the years ended December 31, 2006, 2005, and 2004:

	2006	2005	2004

Expected term (in years)	5.0	5.0	5.0
Risk-free interest rate	4.8%	4.1%	2.9%
Expected volatility	29.1%	35.1%	37.0%
Dividend yield	9.0%	9.0%	8.8%
Weighted average fair value per option	$3.47	$3.94	$4.17
      The expected term of the options granted represents the period of time that such options are expected to be outstanding. To determine the expected term of the options, the Company used historical data to estimate option exercise time frames, including considering employee terminations. The risk free rate was based on the U.S. Treasury bond yield curve at the date of grant. Expected volatilities were determined based on the historical volatility of the Company’s common stock over a historical time period consistent with the expected term. The dividend yield was determined based on the Company’s historical dividend yield over a historical time period consistent with the expected term.
      To determine the stock options expense, the calculated fair value of the options granted is applied to the options granted, net of assumed future option forfeitures. The Company estimates that the employee-related stock option expense under the Statement that will be recorded in the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
Company’s statement of operations will be approximately $11.3 million, $3.7 million, and $0.1 million for the years ended December 31, 2007, 2008, and 2009, respectively, which includes approximately $1.9 million, $1.0 million, and $0.1 million, respectively, related to options granted during the year ended December 31, 2006. This estimate may change if the Company’s assumptions related to future option forfeitures change. This estimate does not include any expense related to future stock option grants as the fair value of those stock options will be determined at the time of grant. The aggregate total stock option expense remaining as of December 31, 2006, is expected to be recognized over an estimated weighted-average period of 1.08 years.

Federal and State Income Taxes and Excise Tax
      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). ACC and any subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for income taxes for these entities.
      If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.
      Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Per Share Information
      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the year presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares, if any.

Use of Estimates in the Preparation of Financial Statements
      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.
      The consolidated financial statements include portfolio investments at value of $4.5 billion and $3.6 billion at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, 92% and 90%, respectively, of the Company’s total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Recent Accounting Pronouncements
      In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of this interpretation to have a significant effect on the Company’s consolidated financial position or its results of operations.
      In September 2006, the FASB issued Statement No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect the adoption of this statement to have a significant effect on the Company’s consolidated financial position or its results of operations.
      In September 2006, the SEC released SEC Staff Accounting Bulletin (SAB) No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, which addresses how uncorrected errors in previous years should be considered when quantifying errors in current year financial statements and requires registrants to consider the effect of all carry over and reversing effects of prior year misstatements when quantifying errors in current year financial statements. The SAB allows registrants to record the effects of adopting the guidance as a cumulative effect adjustment which must be reported as of the beginning of the first fiscal year ending after November 15, 2006. The adoption of the SAB had no effect on the Company’s consolidated financial position or its results of operations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio

Private Finance
      At December 31, 2006 and 2005, the private finance portfolio consisted of the following:

	2006			2005

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$450.0	$405.2	8.4%	$284.7	$239.8	9.5%
Unitranche debt(2)	800.0	799.2	11.2%	294.2	294.2	11.4%
Subordinated debt	2,038.3	1,980.8	12.9%	1,610.2	1,560.9	13.8%

Total loans and debt securities (3)	3,288.3	3,185.2	11.9%	2,189.1	2,094.9	13.0%
Equity securities	1,209.1	1,192.7		917.3	1,384.4

Total	$4,497.4	$4,377.9		$3,106.4	$3,479.3

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At December 31, 2006 and 2005, the cost and value of subordinated debt included the Class A equity interests in BLX and the guaranteed dividend yield on these equity interests was included in interest income. During the fourth quarter of 2006, the Class A equity interests were placed on non-accrual status. The weighted average yield is computed as of the balance sheet date.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt terms.

(3)	The total principal balance outstanding on loans and debt securities was $3,322.3 million and $2,216.3 million at December 31, 2006 and 2005, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $34.0 million and $27.2 million at December 31, 2006 and 2005, respectively.
     The Company’s private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. The Company’s private finance debt and equity investments are generally issued by private companies and are generally illiquid and may be subject to certain restrictions on resale.
      The Company’s private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company’s rights and priority in the portfolio company’s capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.
      At December 31, 2006 and 2005, 86% and 87%, respectively, of the private finance loans and debt securities had a fixed rate of interest and 14% and 13%, respectively, had a floating rate of interest. Senior loans generally carry a floating rate of interest, usually set as a spread over LIBOR, and generally require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
Company monthly or quarterly. Unitranche debt generally carries a fixed rate of interest and may require payments of both principal and interest throughout the life of the loan. However, unitranche instruments generally allow for principal to be repaid at a slower rate than would generally be allowed under a more traditional senior loan/subordinated debt structure. Unitranche debt generally has contractual maturities of five to six years and interest is generally paid to the Company quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest is generally paid to the Company quarterly.
      Equity securities consist primarily of securities issued by private companies and may be subject to certain restrictions on their resale and are generally illiquid. The Company may make equity investments for minority stakes in portfolio companies or may receive equity features, such as nominal cost warrants, in conjunction with its debt investments. The Company may also invest in the equity (preferred and/or voting or non-voting common) of a portfolio company where the Company’s equity ownership may represent a significant portion of the equity, but may or may not represent a controlling interest. If the Company invests in non-voting equity in a buyout investment, the Company generally has the option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. The Company may incur costs associated with making buyout investments that will be included in the cost basis of the Company’s equity investment. These include costs such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.
      Mercury Air Centers, Inc. At December 31, 2006, the Company’s investment in Mercury Air Centers, Inc. (Mercury) totaled $84.3 million at cost and $244.2 million at value, which included unrealized appreciation of $159.9 million. At December 31, 2005, the Company’s investment in Mercury totaled $113.3 million at cost and $167.1 million at value, which included unrealized appreciation of $53.8 million. The Company completed the purchase of a majority ownership in Mercury in April 2004.
      Total interest and related portfolio income earned from the Company’s investment in Mercury for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Interest income	$9.3	$8.8	$5.5
Fees and other income	0.6	0.7	1.9

Total interest and related portfolio income	$9.9	$9.5	$7.4

      Interest income from Mercury for the years ended December 31, 2006, 2005, and 2004, included interest income of $2.0 million, $1.6 million, and $1.0 million, respectively, which was paid in kind. The interest paid in kind was paid to the Company through the issuance of additional debt.
      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on the Company’s investment in Mercury of $106.1 million, $53.8 million, and zero for the years ended December 31, 2006, 2005, and 2004, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Mercury owns and operates fixed base operations generally under long-term leases from local airport authorities, which consist of terminal and hangar complexes that service the needs of the general aviation community. Mercury is headquartered in Richmond Heights, OH.
      Business Loan Express, LLC. BLX originates, sells, and services primarily real estate secured loans, including real estate secured conventional small business loans, Small Business Administration’s 7(a) loans and small investment real estate loans. BLX is headquartered in New York, NY.
      The Company’s investment in BLX totaled $295.3 million at cost and $210.7 million at value, which included unrealized depreciation of $84.6 million, at December 31, 2006, and $299.4 million at cost and $357.1 million at value, which included unrealized appreciation of $57.7 million, at December 31, 2005. At December 31, 2006 and 2005, the Company owned 94.9% of the voting Class C equity interests. BLX has an equity appreciation rights plan for management that will dilute the value available to the Class C equity interest holders. Subsequent to December 31, 2006, in the first quarter of 2007 the Company increased its investment in BLX by $12 million by acquiring additional Class A equity interests.
      At December 31, 2005, the Company had a commitment to BLX of $30.0 million in the form of a subordinated revolving credit facility to provide working capital to BLX. There was $10.0 million outstanding under this facility at December 31, 2005. Outstanding borrowings under this facility were repaid in full and this facility matured on April 30, 2006.
      Total interest and related portfolio income earned from the Company’s investment in BLX for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Interest income on subordinated debt and Class A equity interests	$11.9	$14.3	$23.2
Dividend income on Class B equity interests	—	14.0	14.8
Fees and other income	7.8	9.2	12.0

Total interest and related portfolio income	$19.7	$37.5	$50.0

      Interest and dividend income from BLX for the years ended December 31, 2006, 2005, and 2004, included interest and dividend income of $5.7 million, $8.9 million, and $25.4 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests. In the fourth quarter of 2006, the Company placed its $66.6 million investment in BLX’s 25% Class A equity interests on non-accrual status, which resulted in lower interest income from its investment in BLX for 2006 as compared to 2005.
      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. The Company holds all of BLX’s Class A and Class B equity interests, and 94.9% of the Class C equity interests. BLX’s taxable income is first allocated to the Class A equity interests to the extent that guaranteed dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and C equity interests. BLX may declare dividends on its Class B equity interests. If

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
declared, BLX would determine the amount of such dividends considering its estimated annual taxable income allocable to such interests. There were no dividends declared or paid in 2006.
      Net change in unrealized appreciation or depreciation included a net decrease on the Company’s investment in BLX of $142.3 million and $32.3 million for the years ended December 31, 2006 and 2004, respectively, and a net increase of $2.9 million for the year ended December 31, 2005.
      BLX is a national, non-bank lender that participates in the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). The Office of the Inspector General of the SBA and the United States Secret Service have announced an ongoing investigation of allegedly fraudulently obtained SBA-guaranteed loans issued by BLX. Specifically, on or about January 9, 2007, BLX became aware of an indictment captioned as the United States v. Harrington, No. 2:06-CR-20662 pending in the United States District Court for the Eastern District of Michigan. The indictment alleges that a former BLX employee in the Detroit office engaged in the fraudulent origination of loans guaranteed, in substantial part, by the SBA. The Company understands that BLX is working cooperatively with the U.S. Attorney’s Office and the investigating agencies with respect to this matter. The Company understands that BLX is also working cooperatively with the SBA so that it may remain a preferred lender in the SBA 7(a) program and retain the ability to sell loans into the secondary market. The ultimate resolution of these matters could have a material adverse impact on BLX’s financial condition, and, as a result, the Company’s financial results could be negatively affected. The Company is monitoring the situation and has retained a third party to work with BLX to conduct a review of BLX’s current internal control systems, with a focus on preventing fraud and further strengthening the company’s operations.
      Further, on or about January 16, 2007, BLX and Business Loan Center LLC (BLC) became aware of a lawsuit titled, United States, ex rel James R. Brickman and Greenlight Capital, Inc. v. Business Loan Express LLC f/k/a Business Loan Express, Inc.; Business Loan Center LLC f/k/a Business Loan Center, Inc.; Robert Tannenhauser; Matthew McGee; and George Harrigan, 05-CV-3147 (JEC), that is pending in the United States District Court for the Northern District of Georgia. The complaint includes allegations arising under the False Claims Act and relating to alleged fraud in connection with SBA guarantees on shrimp vessel loans made by BLX and BLC. The Company understands that BLX and BLC plan to vigorously contest the lawsuit. The Company is monitoring the litigation.
      As an SBA lender, BLX is also subject to other SBA and OIG audits, investigations, and reviews. The Company has considered these matters in performing the valuation of BLX at December 31, 2006.
      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company in 2003, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a RIC, the Company will be subject to special built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. At the date of BLX’s reorganization, the Company estimated that its

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
future tax liability resulting from the built-in gains may total up to a maximum of $40 million. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains. While the Company has no obligation to pay the built-in gains tax until these assets or its interests in BLX are disposed of in the future, it may be necessary to record a liability for these taxes in the future should the Company intend to sell the assets of or its interests in BLX within the 10-year period. At December 31, 2006 and 2005, the Company considered the increase in fair value of its investment in BLX due to BLX’s tax attributes as an LLC and has also considered the reduction in fair value of its investment due to these estimated built-in gain taxes in determining the fair value of its investment in BLX.
      At December 31, 2006, BLX had a three-year $500.0 million revolving credit facility provided by third party lenders that matures in March 2009. The revolving credit facility may be expanded through new or additional commitments up to $600.0 million at BLX’s option. This facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 25% of the committed facility. The Company has provided an unconditional guaranty to these revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under this facility. The total obligation guaranteed by the Company at December 31, 2006, was $189.7 million.
      This guaranty can be called by the lenders in the event of a default under the BLX credit facility, which includes certain defaults under the Company’s revolving credit facility. Among other requirements, the BLX facility requires that BLX maintain compliance with certain financial covenants such as interest coverage, maximum debt to net worth, asset coverage, and maintenance of certain asset quality metrics. In addition, BLX would have an event of default if BLX failed to maintain its lending status with the SBA and such failure could reasonably be expected to result in a material adverse effect on BLX, or if BLX failed to maintain certain financing programs for the sale or long-term funding of BLX’s loans. At December 31, 2006, BLX would not have met the required maximum debt to net worth covenant requirement had the Company not made the additional $12 million investment in BLX in the first quarter of 2007 discussed above. Under the terms of the facility, the $12 million investment in BLX caused BLX to satisfy the leverage covenant requirement and BLX has determined that it was in compliance with the terms of this facility at December 31, 2006.
      At December 31, 2005, BLX had a $275 million revolving credit facility, which was replaced by the current facility discussed above. The Company had provided a similar unconditional guaranty to this facility’s lenders in an amount equal to 50% of BLX’s total obligations under the facility. The total obligation guaranteed by the Company at December 31, 2005, was $135.4 million.
      At December 31, 2006 and 2005, the Company had also provided four standby letters of credit totaling $25.0 million and $34.1 million, respectively, in connection with four term securitization transactions completed by BLX. In consideration for providing the revolving credit facility guaranty and the standby letters of credit, the Company earned fees of $6.1 million, $6.3 million, and $6.0 million for the years ended December 31, 2006, 2005, and 2004, respectively, which were included in fees and other income above. The remaining fees and other income relate to management fees from BLX. The Company did not charge a management fee to BLX in the fourth quarter of 2006.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Advantage Sales and Marketing, Inc. In June 2004, the Company completed the purchase of a majority voting ownership in Advantage, which was subject to dilution by a management option pool. Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.
      At December 31, 2005, the Company’s investment in Advantage totaled $257.7 million at cost and $660.4 million at value, which included unrealized appreciation of $402.7 million.
      On March 29, 2006, the Company sold its majority equity interest in Advantage. The Company was repaid its $184 million in subordinated debt outstanding and realized a gain at closing on its equity investment sold of $433.1 million, subject to post-closing adjustments. Subsequent to closing on this sale, the Company realized additional gains resulting from post-closing adjustments totaling $1.3 million in 2006. In addition, there is potential for the Company to receive additional consideration through an earn-out payment that would be based on Advantage’s 2006 audited results. The Company’s realized gain of $434.4 million as of December 31, 2006, subject to post-closing adjustments, excludes any earn-out amounts.
      As consideration for the common stock sold in the transaction, the Company received a $150 million subordinated note, with the balance of the consideration paid in cash. In addition, a portion of the Company’s cash proceeds from the sale of the common stock were placed in escrow, subject to certain holdback provisions. At December 31, 2006, the amount of the escrow included in other assets in the accompanying consolidated balance sheet was approximately $24 million.
      In connection with the sale transaction, the Company retained an equity investment in the business valued at $15 million at closing as a minority shareholder. During the fourth quarter of 2006, Advantage made a distribution on this minority equity investment, which resulted in a realized gain of $4.8 million.
      The Company’s investment in Advantage at December 31, 2006, which was composed of subordinated debt and a minority equity interest, totaled $151.6 million at cost and $162.6 million at value. This investment was included in companies 5% to 25% owned in the consolidated financial statements as the Company continues to hold a seat on Advantage’s board of directors.
      Total interest and related portfolio income earned from the Company’s investment in Advantage while the Company held a majority equity interest for the years ended December 31, 2006, 2005, and 2004, was $14.1 million, $37.4 million, and $21.3 million, respectively.
      Net change in unrealized appreciation or depreciation for the year ended December 31, 2006, included the reversal of $389.7 million of previously recorded unrealized appreciation associated with the realization of a gain on the sale of the Company’s majority equity interest in Advantage and for the years ended December 31, 2005 and 2004, included an increase in unrealized appreciation of $378.4 million and $24.3 million, respectively, related to the Company’s majority equity interest investment in Advantage.
      The Hillman Companies, Inc. On March 31, 2004, the Company sold its control investment in Hillman, which was one of the Company’s largest investments, for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
outstanding trust preferred shares. The Company was repaid its existing $44.6 million in outstanding debt. Total consideration to the Company from the sale at closing, including the repayment of debt, was $244.3 million, which included net cash proceeds of $196.8 million and the receipt of a new subordinated debt instrument of $47.5 million. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced the Company’s investment, and no gain or loss resulted from the transaction. For the year ended December 31, 2004, the Company realized a gain of $150.3 million on the transaction including a gain of $1.3 million realized after closing, resulting from post-closing adjustments, which provided additional cash consideration to the Company in the same amount.
      Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). At December 31, 2006 and 2005, the Company owned bonds and preferred shares/income notes in collateralized loan obligations (CLOs) and a collateralized debt obligation (CDO) as follows:

	2006		2005

	Cost	Value	Cost	Value
($ in millions)
Callidus Debt Partners CDO Fund I, Ltd.	$28.4	$28.4	$28.5	$28.5
Callidus Debt Partners CLO Fund III, Ltd.	23.3	23.0	24.2	24.2
Callidus Debt Partners CLO Fund IV, Ltd.	13.0	13.0	—	—
Callidus MAPS CLO Fund I LLC	68.0	64.6	65.1	65.1
Callidus Debt Partners CLO Fund V, Ltd.	13.8	13.8	—	—

Total	$146.5	$142.8	$117.8	$117.8

      These CLO and CDO investments are managed by Callidus Capital, a portfolio company controlled by the Company.
      The bonds, preferred shares and income notes of the CLOs and CDO in which the Company has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO is generally allocated first to the senior bonds in order of priority, then any remaining cash flow is generally distributed to the preferred shareholders and income note holders. To the extent there are defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes.
      At both December 31, 2006 and 2005, the face value of the CLO and CDO bonds held by the Company were subordinate to approximately 82% to 85% of the face value of the securities issued in these CLOs and CDO. At December 31, 2006 and 2005, the face value of the CLO preferred shares/income notes held by the Company were subordinate to approximately 86% to 92% and 86% to 91%, respectively, of the face value of the securities issued in these CLOs.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      At December 31, 2006 and 2005, the underlying collateral assets of these CLO and CDO investments, consisting primarily of senior debt, were issued by 465 issuers and 336 issuers, respectively, and had balances as follows:

	2006	2005
($ in millions)
Bonds	$245.4	$230.7
Syndicated loans	1,769.9	704.0
Cash(1)	59.5	238.4

Total underlying collateral assets	$2,074.8	$1,173.1

(1)	Includes undrawn liability amounts.
     At December 31, 2006, there was one defaulted obligor in the underlying collateral assets of Callidus MAPS CLO Fund I, LLC. There were no other delinquencies in the underlying collateral assets in the other CLO and CDO issuances owned by the Company. At December 31, 2006, the total face value of defaulted obligations was $9.6 million, or approximately 0.5% of the total underlying collateral assets. At December 31, 2005, there were no delinquencies in the underlying collateral assets.
      The initial yields on the CLO and CDO bonds, preferred shares and income notes are based on the estimated future cash flows from the underlying collateral assets expected to be paid to these CLO and CDO classes. As each CLO and CDO bond, preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets, and the respective yield is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.
      Loans and Debt Securities on Non-Accrual Status. At December 31, 2006 and 2005, private finance loans and debt securities at value not accruing interest were as follows:

	2006	2005
($ in millions)
Loans and debt securities in workout status
Companies more than 25% owned	$51.1	$15.6
Companies 5% to 25% owned	4.0	—
Companies less than 5% owned	31.6	11.4
Loans and debt securities not in workout status
Companies more than 25% owned	87.1	58.0
Companies 5% to 25% owned	7.2	0.5
Companies less than 5% owned	38.9	49.5

Total	$219.9	$135.0

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Industry and Geographic Compositions. The industry and geographic compositions of the private finance portfolio at value at December 31, 2006 and 2005, were as follows:

	2006	2005

Industry
Business services	39%	42%
Consumer products	20	14
Financial services	9	14
Industrial products	9	10
Consumer services	6	6
Retail	6	3
Healthcare services	3	2
Energy services	2	2
Other(1)	6	7

Total	100%	100%

Geographic Region(2)
Mid-Atlantic	31%	29%
Midwest	30	21
Southeast	18	12
West	17	34
Northeast	4	4

Total	100%	100%

(1)	Includes investments in senior debt CDO and CLO funds which represented 3% of the private finance portfolio at both December 31, 2006 and 2005. These funds invest in senior debt representing a variety of industries.

(2)	The geographic region for the private finance portfolio depicts the location of the headquarters for the Company’s portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

Commercial Real Estate Finance
      At December 31, 2006 and 2005, the commercial real estate finance portfolio consisted of the following:

	2006			2005

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Commercial mortgage loans	$72.6	$71.9	7.5%	$103.9	$102.6	7.6%
Real estate owned	15.7	19.6		14.2	13.9
Equity interests	15.2	26.7		13.6	10.6

Total	$103.5	$118.2		$131.7	$127.1

(1)	The weighted average yield on the commercial mortgage loans is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.
     Commercial Mortgage Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At December 31, 2006, approximately 96% and 4% of the Company’s commercial mortgage loan portfolio

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2005, approximately 97% and 3% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2006 and 2005, loans with a value of $18.9 million and $20.8 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.
      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.
      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at December 31, 2006 and 2005, were as follows:

	2006	2005

Property Type
Hospitality	45%	37%
Office	20	11
Retail	19	16
Housing	13	30
Other	3	6

Total	100%	100%

Geographic Region
Southeast	36%	25%
Mid-Atlantic	35	31
Midwest	21	21
Northeast	8	5
West	—	18

Total	100%	100%

      CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares (“CDOs”). On May 3, 2005, the Company completed the sale of its portfolio of CMBS bonds and CDO bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and realized a net gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. Upon the closing of the sale, the Company settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which has been included in the net realized gain on the sale. The value of these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole. Simultaneous with the sale of the Company’s CMBS and CDO portfolio, the Company entered into certain agreements with affiliates of the Caisse, including a platform assets purchase agreement, pursuant to which the Company agreed to sell certain additional commercial real estate-related assets to the Caisse, subject to certain adjustments and closing conditions.
      The platform assets purchase agreement was completed on July 13, 2005, and the Company received total cash proceeds from the sale of the platform assets of approximately $5.3 million. No

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
gain or loss resulted from the transaction. Under this agreement, the Company agreed not to primarily invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, or through May 2008, subject to certain limitations and excluding the Company’s existing portfolio and related activities.
Note 4. Debt
      At December 31, 2006 and 2005, the Company had the following debt:

	2006				2005

			Annual				Annual
	Facility	Amount	Interest		Facility	Amount	Interest
	Amount	Drawn	Cost(1)		Amount	Drawn	Cost(1)
($ in millions)
Notes payable and debentures:
Privately issued unsecured notes payable	$1,041.4	$1,041.4	6.1%		$1,164.5	$1,164.5	6.2%
Publicly issued unsecured notes payable	650.0	650.0	6.6%		—	—	—
SBA debentures(2)	—	—	—%		28.5	28.5	7.5%

Total notes payable and debentures	1,691.4	1,691.4	6.3%		1,193.0	1,193.0	6.3%
Revolving line of credit(5)	922.5	207.7	6.4	%(3)	772.5	91.8	5.6	%(3)

Total debt	$2,613.9	$1,899.1	6.5	%(4)	$1,965.5	$1,284.8	6.5	%(4)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees, other facility fees and amortization of debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The SBA debentures were repaid in full during 2006.

(3)	The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs of $3.9 million and $3.3 million at December 31, 2006 and 2005, respectively.

(4)	The annual interest cost for total debt includes the annual cost of commitment fees, other facility fees and amortization of debt financing costs on the revolving line of credit regardless of the amount outstanding on the facility as of the balance sheet date.

(5)	At December 31, 2006, $673.8 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $41.0 million issued under the credit facility.
  Notes Payable and Debentures
      Privately Issued Unsecured Notes Payable. The Company has privately issued unsecured long-term notes to institutional investors. The notes have five- or seven-year maturities and have fixed rates of interest. The notes generally require payment of interest only semi-annually, and all principal is due upon maturity. At December 31, 2006, the notes had maturities from May 2008 to May 2013. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreements.
      The Company has also privately issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as the Company’s other unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, the Company entered into a cross currency swap with a financial institution which fixed the Company’s interest and principal payments in U.S. dollars for the life of the debt.
      On October 16, 2006, the Company repaid $150.0 million of unsecured long-term debt that matured. This debt had a fixed interest rate of 7.2%.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
      On May 1, 2006, the Company issued $50.0 million of seven-year, unsecured notes with a fixed interest rate of 6.8%. This debt matures in May 2013. The proceeds from the issuance of the notes were used in part to repay $25 million of 7.5% unsecured long-term notes that matured on May 1, 2006.
      On October 13, 2005, the Company issued $261.0 million of five-year and $89.0 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 6.2% and 6.3%, respectively, and have substantially the same terms as the Company’s existing unsecured long-term notes. The Company used a portion of the proceeds from the new long-term note issuance to repay $125.0 million of existing unsecured long-term notes that matured on October 15, 2005, and had an annual weighted average interest cost of 8.3%.
      Publicly Issued Unsecured Notes Payable. During 2006, the Company completed public issuances of unsecured notes as follows:

	Amount	Coupon	Maturity Date
($ in millions)
July 25, 2006	$400.0	6.625%	July 15, 2011
December 8, 2006	250.0	6.000%	April 1, 2012

Total	$650.0

      The notes require payment of interest only semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.
      SBA Debentures. At December 31, 2005, the Company had debentures payable to the SBA with original terms of ten years and at fixed interest rates ranging from 5.9% to 6.4%. The debentures required semi-annual interest-only payments with all principal due upon maturity. During the years ended December 31, 2006 and 2005, the Company repaid $28.5 million and $49.0 million, respectively, of the SBA debentures. At December 31, 2006, the Company had no debentures payable to the SBA.
      Scheduled Maturities. Scheduled future maturities of notes payable at December 31, 2006, were as follows:

Year	Amount Maturing

($ in millions)
2007	$—
2008	153.0
2009	268.9
2010	408.0
2011	472.5
Thereafter	389.0

Total	$1,691.4

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued

Revolving Line of Credit
      At December 31, 2006, the Company had an unsecured revolving line of credit with a committed amount of $922.5 million that expires on September 30, 2008. At December 31, 2005, the commitments under the facility were $772.5 million. At the Company’s option, borrowings under the revolving line of credit generally bear interest at a rate equal to (i) LIBOR (for the period the Company selects) plus 1.05% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America, N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount (whether used or unused). The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.
      The annual cost of commitment fees, other facility fees and amortization of debt financing costs was $3.9 million and $3.3 million at December 31, 2006 and 2005, respectively.
      The revolving credit facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 16.66% of the committed facility or $153.7 million. The letter of credit fee is 1.05% per annum on letters of credit issued, which is payable quarterly.
      The average debt outstanding on the revolving line of credit was $142.1 million and $33.3 million, respectively, for the years ended December 31, 2006 and 2005. The maximum amount borrowed under this facility and the weighted average stated interest rate for the years ended December 31, 2006 and 2005, were $540.3 million and 6.3%, respectively, and $263.3 million and 4.4%, respectively. At December 31, 2006, the amount available under the revolving line of credit was $673.8 million, net of amounts committed for standby letters of credit of $41.0 million issued under the credit facility.

Fair Value of Debt
      The Company records debt at cost. The fair value of the Company’s outstanding debt was approximately $1.9 billion and $1.3 billion at December 31, 2006 and 2005, respectively. The fair value of the Company’s debt was determined using market interest rates as of the balance sheet date for similar instruments.

Covenant Compliance
      The Company has various financial and operating covenants required by the privately issued unsecured notes payable and the revolving line of credit outstanding at December 31, 2006. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. These credit facilities provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, failure to pay judgments, attachment of the Company’s assets, change of control and the issuance of an order of dissolution. Certain of these events of default are subject to notice and cure periods or materiality thresholds. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of December 31, 2006 and 2005, the Company was in compliance with these covenants.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
      The Company has certain financial and operating covenants that are required by the publicly issued unsecured notes payable, including that the Company will maintain a minimum ratio of 200% of total assets to total borrowings, as required by the Investment Company Act of 1940, as amended, while these notes are outstanding. As of December 31, 2006, the Company was in compliance with these covenants.
Note 5. Guarantees and Commitments
      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of December 31, 2006 and 2005, the Company had issued guarantees of debt, rental obligations, and lease obligations aggregating $202.1 million and $148.6 million, respectively, and had extended standby letters of credit aggregating $41.0 million and $37.1 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments was $243.1 million and $185.7 million at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, $2.4 million and $2.5 million, respectively, had been recorded as a liability for the Company’s guarantees and no amounts had been recorded as a liability for the Company’s standby letters of credit.
      As of December 31, 2006, the guarantees and standby letters of credit expired as follows:

	Total	2007	2008	2009	2010	2011	After 2011
(in millions)
Guarantees	$202.1	$0.6	$3.0	$192.2	$—	$4.4	$1.9
Standby letters of credit(1)	41.0	4.0	37.0	—	—	—	—

Total(2)	$243.1	$4.6	$40.0	$192.2	$—	$4.4	$1.9

(1)	Standby letters of credit are issued under the Company’s revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, it is assumed that the standby letters of credit will expire contemporaneously with the expiration of the Company’s line of credit in September 2008.
(2)	The Company’s most significant commitments relate to its investment in Business Loan Express, LLC (BLX), which commitments totaled $214.7 million at December 31, 2006. At December 31, 2006, the Company guaranteed 50% of the outstanding total obligations on BLX’s revolving line of credit for a total guaranteed amount of $189.7 million and had also provided four standby letters of credit totaling $25.0 million in connection with four term securitizations completed by BLX. See Note 3.
     In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify such parties under certain circumstances.
      At December 31, 2006, the Company had outstanding commitments to fund investments totaling $435.0 million, including $426.0 million related to private finance investments and $9.0 related to commercial real estate finance investments. In addition, during the fourth quarter of 2004 and the first quarter of 2005, the Company sold certain commercial mortgage loans that the Company may be required to repurchase under certain circumstances. These recourse provisions expire by April 2007.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 5. Guarantees and Commitments, continued
The aggregate outstanding principal balance of these sold loans was $4.2 million at December 31, 2006.
Note 6. Shareholders’ Equity
      Sales of common stock for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005(1)	2004
(in millions)
Number of common shares	10.9	—	3.0

Gross proceeds	$310.2	$—	$75.0
Less costs, including underwriting fees	(14.4)	—	(4.7)

Net proceeds	$295.8	$—	$70.3

(1)	The Company did not sell any common stock during the year ended December 31, 2005.
     The Company issued 0.3 million shares of common stock with a value of $7.2 million as consideration for an additional investment in Mercury Air Centers, Inc. during the year ended December 31, 2005, and 0.1 million shares of common stock with a value of $3.2 million as consideration for an investment in Legacy Partners Group, LLC during the year ended December 31, 2004.
      The Company issued 0.5 million shares, 3.0 million shares, and 1.6 million shares of common stock upon the exercise of stock options during the years ended December 31, 2006, 2005, and 2004, respectively.
      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date. For the years ended December 31, 2006, 2005, and 2004, the Company issued new shares in order to satisfy dividend reinvestment requests. Dividend reinvestment plan activity for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
(in millions, except per share amounts)
Shares issued	0.5	0.3	0.2
Average price per share	$30.58	$28.00	$26.34

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 7. Earnings Per Common Share
      Earnings per common share for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
(in millions, except per share amounts)
Net increase in net assets resulting from operations	$245.1	$872.8	$249.5
Less preferred stock dividends	—	—	(0.1)

Income available to common shareholders	$245.1	$872.8	$249.4

Weighted average common shares outstanding — basic	142.4	134.7	129.8
Dilutive options outstanding	3.2	2.6	2.7

Weighted average common shares outstanding — diluted	145.6	137.3	132.5

Basic earnings per common share	$1.72	$6.48	$1.92

Diluted earnings per common share	$1.68	$6.36	$1.88

Note 8. Employee Compensation Plans
      The Company’s 401(k) retirement investment plan is open to all of its full-time employees who are at least 21 years of age. The employees may elect voluntary pre-tax wage deferrals ranging from 0% to 100% of eligible compensation for the year up to $15 thousand annually for the 2006 plan year. Plan participants who were age 50 or older during the 2006 plan year were eligible to defer an additional $5 thousand during the year. The Company makes contributions to the 401(k) plan of up to 5% of each participant’s eligible compensation for the year up to a maximum compensation permitted by the IRS, which fully vests at the time of contribution. For the year ended December 31, 2006, the maximum compensation was $0.2 million. Employer contributions that exceed the IRS limitation are directed to the participant’s deferred compensation plan account as discussed below. Total 401(k) contribution expense for the years ended December 31, 2006, 2005, and 2004, was $1.2 million, $1.0 million, and $0.9 million, respectively.
      The Company also has a deferred compensation plan. Eligible participants in the deferred compensation plan may elect to defer some of their compensation and have such compensation credited to a participant account. In addition, the Company makes contributions to the deferred compensation plan on compensation deemed ineligible for a 401(k) contribution. Contribution expense for the deferred compensation plan for the years ended December 31, 2006, 2005, and 2004, was $1.5 million, $0.7 million, and $0.7 million, respectively. All amounts credited to a participant’s account are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the deferred compensation plan are at all times 100% vested and non-forfeitable. A participant’s account shall become distributable upon his or her separation from service, retirement, disability, death, or at a future determined date. All deferred compensation plan accounts will be distributed in the event of a change of control of the Company or in the event of the Company’s insolvency. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by trustees. The accounts of the deferred compensation trust are

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
consolidated with the Company’s accounts. The assets of the trust are classified as other assets and the liability to the plan participants is included in other liabilities in the accompanying financial statements. The deferred compensation plan accounts at December 31, 2006 and 2005, totaled $18.6 million and $16.6 million, respectively.
      The Company has an Individual Performance Award (“IPA”), which was established as a long-term incentive compensation program for certain officers. In conjunction with the program, the Board of Directors has approved a non-qualified deferred compensation plan (“DCP II”), which is administered through a trust by a third-party trustee. The administrator of the DCP II is the Compensation Committee of the Company’s Board of Directors (“DCP II Administrator”).
      The IPA is deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors designed the DCP II to require the trustee to use the cash to purchase shares of the Company’s common stock in the open market. During the years ended December 31, 2006, 2005, and 2004, 0.3 million shares, 0.3 million shares, and 0.5 million shares, respectively, were purchased in the DCP II.
      All amounts deposited and then credited to a participant’s account in the trust, based on the amount of the IPA received by such participant, are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the DCP II are immediately vested and generally non-forfeitable once deposited by the Company into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. Upon the participant’s termination of employment, one-third of the participant’s account will be immediately distributed in accordance with the plan, one-half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. Distributions are subject to the participant’s adherence to certain non-solicitation requirements. All DCP II accounts will be distributed in a single lump sum in the event of a change of control of the Company. To the extent that a participant has an employment agreement, such participant’s DCP II account will be fully distributed in the event that such participant’s employment is terminated for good reason as defined under that participant’s employment agreement. Sixty days following a distributable event, the Company and each participant may, at the discretion of the Company, and subject to the Company’s trading window during that time, redirect the participant’s account to other investment options.
      During any period of time in which a participant has an account in the DCP II, any dividends declared and paid on shares of the Company’s common stock allocated to the participant’s account shall be reinvested by the trustee as soon as practicable in shares of the Company’s common stock.
      The IPA amounts are contributed into the DCP II trust and invested in the Company’s common stock. The accounts of the DCP II are consolidated with the Company’s accounts. The common stock is classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represents the amount owed to the employees, is included in other liabilities. Changes in the value of the Company’s common stock held in the deferred compensation trust are not recognized. However, the liability is marked to market with a corresponding charge or credit to employee compensation expense. At December 31, 2006 and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
2005, common stock held in DCP II was $28.3 million and $19.5 million, respectively, and the IPA liability was $33.9 million and $22.3 million, respectively. At December 31, 2006 and 2005, the DCP II held 1.0 million shares and 0.7 million shares, respectively, of the Company’s common stock.
      The IPA expense for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
IPA contributions	$8.1	$7.0	$13.4
IPA mark to market expense (benefit)	2.9	2.0	(0.4)

Total IPA expense	$11.0	$9.0	$13.0

      The Company also has an individual performance bonus (“IPB”) which was established in 2005. The IPB is distributed in cash to award recipients equally throughout the year as long as the recipient remains employed by the Company. If a recipient terminated employment during the year, any remaining cash payments under the IPB were forfeited. For the years ended December 31, 2006 and 2005, the IPB expense was $8.1 million and $6.9 million, respectively. The IPA and IPB expenses are included in employee expenses.
Note 9. Stock Option Plan
      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over a three year period. Options granted to non-officer directors vest on the grant date.
      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.
      At both December 31, 2006 and 2005, there were 32.2 million shares authorized under the Option Plan. At December 31, 2006 and 2005, the number of shares available to be granted under the Option Plan was 1.6 million and 3.0 million, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan, continued
      Information with respect to options granted, exercised and forfeited under the Option Plan for the years ended December 31, 2006, 2005, and 2004, was as follows:

		Weighted	Weighted
		Average	Average
		Exercise	Contractual	Aggregate Intrinsic
		Price Per	Remaining	Value at
	Shares	Share	Term (Years)	December 31, 2006(1)

(in millions, except per share amounts)
Options outstanding at January 1, 2004	14.9	$20.68
Granted	8.2	$28.34
Exercised	(1.6)	$19.73
Forfeited	(1.1)	$26.07

Options outstanding at December 31, 2004	20.4	$23.55

Granted	6.8	$27.37
Exercised	(3.0)	$22.32
Forfeited	(1.9)	$27.83

Options outstanding at December 31, 2005	22.3	$24.52
Granted	1.8	$29.88
Exercised	(0.5)	$22.99
Forfeited	(0.4)	$27.67

Options outstanding at December 31, 2006	23.2	$24.92	6.27	$180.1

Exercisable at December 31, 2006	16.7	$23.70	5.60	$150.2

Exercisable and expected to be exercisable at December 31, 2006(2)	22.7	$24.85	6.24	$178.0

(1)	Represents the difference between the market value of the options at December 31, 2006, and the cost for the option holders to exercise the options.

(2)	The amount of options expected to be exercisable at December 31, 2006, is calculated based on an estimate of expected forfeitures.
     The fair value of the shares vested during the years ended December 31, 2006, 2005, and 2004, was $16.1 million, $16.2 million, and $18.7 million, respectively. The total intrinsic value of the options exercised during the years ended December 31, 2006, 2005, and 2004, was $3.6 million, $18.4 million, and $12.2 million, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan, continued
      The following table summarizes information about stock options outstanding at December 31, 2006:

	Outstanding
				Exercisable
		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(Years)	Price	Exercisable	Price

(in millions, except per share amounts and years)
$16.81 — $17.88	2.4	3.28	$16.97	2.4	$16.97
$19.00 — $21.38	1.8	1.04	$21.30	1.8	$21.30
$21.52	3.3	5.95	$21.52	3.3	$21.52
$21.59 — $24.98	2.6	5.49	$22.43	2.4	$22.23
$25.50 — $27.38	1.8	7.35	$26.49	1.4	$26.47
$27.51	5.2	8.59	$27.51	1.7	$27.51
$28.98	4.3	7.19	$28.98	3.2	$28.98
$29.23 — $30.52	1.8	7.18	$29.88	0.5	$29.77

	23.2	6.27	$24.92	16.7	$23.70

     Notes Receivable from the Sale of Common Stock
      As a business development company under the 1940 Act, the Company is entitled to provide and has provided loans to the Company’s officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers. The outstanding loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders’ equity. At December 31, 2006 and 2005, the Company had outstanding loans to officers of $2.9 million and $3.9 million, respectively. Officers with outstanding loans repaid principal of $1.0 million, $1.6 million, and $13.2 million, for the years ended December 31, 2006, 2005, and 2004, respectively. The Company recognized interest income from these loans of $0.2 million, $0.2 million, and $0.5 million, respectively, during these same periods. This interest income is included in interest and dividends for companies less than 5% owned.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes
      For the years ended December 31, 2006, 2005, and 2004, the Company’s Board of Directors declared the following distributions:

	2006		2005		2004

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in millions, except per share amounts)
First quarter	$82.5	$0.59	$76.1	$0.57	$73.3	$0.57
Second quarter	84.1	0.60	76.2	0.57	73.5	0.57
Third quarter	88.8	0.61	78.8	0.58	74.0	0.57
Fourth quarter	92.0	0.62	79.3	0.58	75.8	0.57
Extra dividend	7.5	0.05	4.1	0.03	2.7	0.02

Total distributions to common shareholders	$354.9	$2.47	$314.5	$2.33	$299.3	$2.30

      For income tax purposes, distributions for 2006, 2005, and 2004, were composed of the following:

	2006		2005		2004

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in millions, except per share amounts)
Ordinary income	$177.4	$1.23	$157.3	$1.17	$145.3	$1.12
Long-term capital gains	177.5	1.24	157.2	1.16	154.0	1.18

Total distributions to common shareholders(1)	$354.9	$2.47	$314.5	$2.33	$299.3	$2.30

(1)	For the years ended December 31, 2006, 2005 and 2004, ordinary income included dividend income of approximately $0.04 per share, $0.03 per share, and $0.04 per share, respectively, that qualified to be taxed at the 15% maximum capital gains rate.

(2)	For certain eligible corporate shareholders, the dividend received deduction for 2006, 2005, and 2004, was $0.042 per share, $0.034 per share, and $0.038 per share, respectively.
     The Company’s Board of Directors also declared a dividend of $0.63 per common share for the first quarter of 2007.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
      The following table summarizes the differences between financial statement net increase in net assets resulting from operations and taxable income available for distribution to shareholders for the years ended December 31, 2006, 2005, and 2004:

	2006	2005	2004

($ in millions)	(ESTIMATED)(1)
Financial statement net increase in net assets resulting from operations	$245.1	$872.8	$249.5
Adjustments:
Net change in unrealized appreciation or depreciation	477.4	(462.1)	68.7
Amortization of discounts and fees	(0.3)	4.7	(5.4)
Interest- and dividend-related items	7.3	5.5	6.3
Employee compensation-related items	18.1	3.0	7.7
Nondeductible excise tax	15.1	6.2	1.0
Realized gains recognized (deferred) through installment treatment (2)	(181.1)	(5.9)	(33.7)
Other realized gain or loss related items	11.5	18.6	5.5
Net income (loss) from partnerships and limited liability companies (3)	(1.9)	18.0	8.6
Net loss from consolidated SBIC subsidiary	—	(8.4)	15.2
Net (income) loss from consolidated taxable subsidiary, net of tax	3.9	(5.0)	(1.0)
Other	0.4	(2.4)	0.8

Taxable income	$595.5	$445.0	$323.2

(1)	The Company’s taxable income for 2006 is an estimate and will not be finally determined until the Company files its 2006 tax return in September 2007. Therefore, the final taxable income may be different than this estimate.

(2)	2006 includes the deferral of long-term capital gains through installment treatment related to the Company’s sale of its control equity investment in Advantage and certain other portfolio companies.

(3)	Includes taxable income passed through to the Company from BLX in excess of interest and related portfolio income from BLX included in the financial statements totaling $3.7 million, $15.4 million, and $10.0 million for the years ended December 31, 2006, 2005 and 2004, respectively. See Note 3 for additional related disclosure.
     Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
      The Company must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. The Company has distributed and currently intends to distribute or retain through a deemed distribution sufficient dividends to eliminate taxable income. Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year. For income tax purposes, distributions for 2006, 2005, and 2004, were made from taxable income as follows:

	2006	2005	2004

($ in millions)	(ESTIMATED)(1)
Taxable income	$595.5	$445.0	$323.2
Taxable income earned in current year and carried forward for distribution in next year(2)	(397.1)	(156.5)	(26.0)
Taxable income earned in prior year and carried forward and distributed in current year	156.5	26.0	2.1

Total distributions to common shareholders	$354.9	$314.5	$299.3

(1)	The Company’s taxable income for 2006 is an estimate and will not be finally determined until the Company files its 2006 tax return in September 2007. Therefore, the final taxable income and the taxable income earned in 2006 and carried forward for distribution in 2007 may be different than this estimate.

(2)	Estimated taxable income for 2006 includes undistributed income of $397.1 million that is being carried over for distribution in 2007, which represents approximately $120.6 million of ordinary income and approximately $276.5 million of net long-term capital gains.
     The Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions for the year. The Company’s 2006 (estimated), 2005, and 2004, annual taxable income were in excess of its dividend distributions from such taxable income in 2006, 2005, and 2004, and accordingly, the Company accrued an excise tax of $15.4 million, $6.2 million, and $1.0 million, respectively, on the excess taxable income carried forward. In 2006, the Company reversed $0.3 million of excise tax which was over accrued in 2005, resulting in excise tax expense of $15.1 million for the year ended December 31, 2006.
      In addition to excess taxable income carried forward, the Company currently estimates that it has cumulative deferred taxable income related to installment sale gains of approximately $220.7 million as of December 31, 2006, which is composed of cumulative deferred taxable income of $39.6 million as of December 31, 2005, and approximately $181.1 million for the year ended December 31, 2006. These gains have been recognized for financial reporting purposes in the respective years they were realized, but are generally deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. The realized gains deferred through installment treatment for 2006 are estimates and will not be finally determined until the Company files its 2006 tax return in September 2007.
      The Company’s undistributed book earnings of $502.2 million as of December 31, 2006, resulted from undistributed ordinary income and long-term capital gains. The difference between undistributed book earnings at the end of the year and taxable income carried over from the current year into the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
next year relates to a variety of timing and permanent differences in the recognition of income and expenses for book and tax purposes as discussed above.
      At December 31, 2006 and 2005, the aggregate gross unrealized appreciation of the Company’s investments above cost for federal income tax purposes was $613.1 million (estimated) and $789.1 million, respectively. At December 31, 2006 and 2005, the aggregate gross unrealized depreciation of the Company’s investments below cost for federal income tax purposes was $418.8 million (estimated) and $308.8 million, respectively. The aggregate net unrealized appreciation of the Company’s investments over cost for federal income tax purposes was $194.3 million (estimated) and $480.3 million at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, the aggregate cost of securities, for federal income tax purposes was $4.3 billion (estimated) and $3.1 billion, respectively.
      The Company’s consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the years ended December 31, 2006, 2005, and 2004, AC Corp’s income tax expense (benefit) was $(0.1) million, $5.3 million, and $1.0 million, respectively. For the years ended December 31, 2005, and 2004, paid in capital was increased for the tax benefit of amounts deducted for tax purposes but not for financial reporting purposes primarily related to stock-based compensation by $3.7 million and $3.8 million, respectively.
      The net deferred tax asset at December 31, 2006, was $6.9 million, consisting of deferred tax assets of $13.7 million and deferred tax liabilities of $6.8 million. The net deferred tax asset at December 31, 2005, was $4.1 million, consisting of deferred tax assets of $8.9 million and deferred tax liabilities of $4.8 million. At December 31, 2006, the deferred tax assets primarily related to compensation-related items and the deferred tax liabilities primarily related to depreciation. Management believes that the realization of the net deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, the Company did not record a valuation allowance at December 31, 2006, 2005, or 2004.
Note 11. Cash
      The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.
      At December 31, 2006 and 2005, cash consisted of the following:

	2006	2005
($ in millions)
Cash	$2.3	$33.4
Less escrows held	(0.6)	(2.0)

Total cash	$1.7	$31.4

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 12. Supplemental Disclosure of Cash Flow Information
      The Company paid interest of $90.6 million, $75.2 million, and $74.6 million, respectively, for the years ended December 31, 2006, 2005, and 2004.
      Principal collections related to investment repayments or sales include the collection of discounts previously amortized into interest income and added to the cost basis of a loan or debt security totaling $0.2 million, $8.4 million, and $11.4 million, for the years ended December 31, 2006, 2005, and 2004, respectively.
      Non-cash operating activities for the year ended December 31, 2006, included the following:

•	a note received as consideration from the sale of the Company’s equity investment in Advantage of $150.0 million;

•	a note received as consideration from the sale of the Company’s equity investment in STS Operating, Inc. of $30.0 million;

•	the exchange of existing debt securities and accrued interest of S.B. Restaurant Company with a cost basis of $29.2 million for new debt securities;

•	the exchange of existing debt securities, preferred stock and common stock of Border Foods, Inc. with a cost basis of $16.6 million for new preferred and common equity securities; and

•	the exchange of existing preferred stock and common stock of Redox Brands, Inc. with a cost basis of $10.2 million for common stock in CR Brands, Inc.
      Non-cash operating activities for the year ended December 31, 2005, included the following:

•	the exchange of existing subordinated debt securities and accrued interest of BLX with a cost basis of $44.8 million for additional Class B equity interests (see Note 3);

•	the exchange of debt securities and accrued interest of Coverall North America, Inc. with a cost basis of $24.2 million for new debt securities and warrants with a total cost basis of $26.8 million;

•	the exchange of debt securities of Garden Ridge Corporation with a cost basis of $25.0 million for a new loan with a cost basis of $22.5 million; and

•	the contribution to capital of existing debt securities of GAC Investments, Inc. (“GAC”) with a cost basis of $11.0 million, resulting in a decrease in the Company’s debt cost basis and an increase in the Company’s common stock cost basis in GAC. During the third quarter of 2005, GAC changed its name to Triview Investments, Inc.
      Non-cash operating activities for the year ended December 31, 2004, included the following:

•	notes or other securities received as consideration from the sale of investments of $56.6 million. Notes received included a note received for $47.5 million in conjunction with the sale of the Company’s investment in Hillman. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced its investment, and no gain or loss resulted from the transaction;

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 12. Supplemental Disclosure of Cash Flow Information, continued

•	an exchange of $93.7 million of subordinated debt in certain predecessor companies of Advantage Sales & Marketing, Inc. for new subordinated debt in Advantage;

•	an exchange of existing debt securities with a cost basis of $46.4 million for new debt and common stock in Startec Global Communications Corporation;

•	an exchange of existing debt securities with a cost basis of $13.1 million for new debt of $11.3 million with the remaining cost basis attributed to equity in Fairchild Industrial Products Company;

•	an exchange of existing loans with a cost basis of $11.1 million for a new loan and equity in Gordian Group, Inc.;

•	the repayment in kind of $12.7 million of existing debt in American Healthcare Services, Inc. with $10.0 million of debt in MedBridge Healthcare, LLC and $2.7 million of debt and equity from other companies;

•	an exchange of existing subordinated debt with a cost basis of $7.3 million for equity interests in an affiliate of Impact Innovations Group, LLC;

•	GAC acquired certain assets of Galaxy out of bankruptcy during the third quarter of 2004. The Company exchanged its $50.7 million outstanding debt in Galaxy for debt and equity in GAC to facilitate the asset acquisition; and

•	$25.5 million of CMBS bonds and LLC interests received from the securitization of commercial mortgage loans.
      Non-cash financing activities included the issuance of common stock in lieu of cash distributions totaling $15.0 million, $9.3 million, and $5.8 million, for the years ended December 31, 2006, 2005, and 2004, respectively. In addition, the non-cash financing activities included the issuance of $7.2 million of the Company’s common stock as consideration for an additional investment in Mercury Air Centers, Inc. for the year ended December 31, 2005, and the issuance of $3.2 million of the Company’s common stock as consideration for an investment in Legacy Partners Group, LLC for the year ended December 31, 2004.
Note 13. Hedging Activities
      At December 31, 2005, the Company had invested in commercial mortgage loans that were purchased at prices that were based in part on comparable Treasury rates and the Company had entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of these commercial mortgage loans. These transactions, referred to as short sales, involved the Company receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities and the related obligations to replenish

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 13. Hedging Activities, continued
the borrowed Treasury securities at value, including accrued interest payable on the obligations, as of December 31, 2005, consisted of the following:

($ in millions)
Description of Issue	2005

5-year Treasury securities, due April 2010	$17.7
      During the fourth quarter of 2006, the Company sold commercial mortgage loans with a total outstanding principal balance of $21.1 million and realized a gain of $0.7 million. As these loans were purchased at prices that were based in part on comparable Treasury rates, the Company had a related hedge in place to protect against movements in Treasury rates. Upon the loan sale, the Company settled the related hedge, which resulted in a realized gain of $0.5 million, which was included in the realized gain on the sale of $0.7 million. At December 31, 2006, the Company did not have any similar hedges in place.
Note 14. Financial Highlights

	At and for the Years
	Ended December 31,

	2006	2005	2004

Per Common Share Data
Net asset value, beginning of year	$19.17	$14.87	$14.94

Net investment income(1)	1.30	1.00	1.52
Net realized gains(1)(2)	3.66	1.99	0.88

Net investment income plus net realized gains(1)	4.96	2.99	2.40
Net change in unrealized appreciation or depreciation(1)(2)	(3.28)	3.37	(0.52)

Net increase in net assets resulting from operations (1)	1.68	6.36	1.88

Net decrease in net assets from shareholder distributions	(2.47)	(2.33)	(2.30)
Net increase in net assets from capital share transactions(1)	0.74	0.27	0.35

Net asset value, end of year	$19.12	$19.17	$14.87

Market value, end of year	$32.68	$29.37	$25.84
Total return(3)	20.6%	23.5%	1.1%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 14. Financial Highlights, continued

	At and for the Years
	Ended December 31,

	2006	2005	2004

Ratios and Supplemental Data ($ and shares in millions, except per share amounts)
Ending net assets	$2,841.2	$2,620.5	$1,979.8
Common shares outstanding at end of year	148.6	136.7	133.1
Diluted weighted average common shares outstanding	145.6	137.3	132.5
Employee, employee stock option and administrative expenses/average net assets	5.38%	6.56%	4.65%
Total operating expenses/average net assets	9.05%	9.99%	8.53%
Net investment income/average net assets	6.90%	6.08%	10.45%
Net increase in net assets resulting from operations/ average net assets	8.94%	38.68%	12.97%
Portfolio turnover rate	27.05%	47.72%	32.97%
Average debt outstanding	$1,491.0	$1,087.1	$985.6
Average debt per share(1)	$10.24	$7.92	$7.44

(1)	Based on diluted weighted average number of common shares outstanding for the year.

(2)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from year to year.

(3)	Total return assumes the reinvestment of all dividends paid for the periods presented.
Note 15. Selected Quarterly Data (Unaudited)

	2006

($ in millions, except per share amounts)	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$111.0	$110.5	$113.4	$117.7
Net investment income	$41.3	$50.2	$48.7	$49.1
Net increase in net assets resulting from operations	$99.6	$33.7	$77.9	$33.9
Basic earnings per common share	$0.72	$0.24	$0.54	$0.23
Diluted earnings per common share	$0.70	$0.24	$0.53	$0.23

	2005

	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$94.9	$86.2	$94.9	$98.2
Net investment income	$38.8	$15.3	$46.1	$37.1
Net increase in net assets resulting from operations	$119.6	$311.9	$113.2	$328.1
Basic earnings per common share	$0.90	$2.33	$0.84	$2.40
Diluted earnings per common share	$0.88	$2.29	$0.82	$2.36
Note 16. Litigation
      On June 23, 2004, the Company was notified by the SEC that the SEC is conducting an informal investigation of the Company. On December 22, 2004, the Company received letters from

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 16. Litigation, continued
the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to the Company at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and the Company’s portfolio company, Business Loan Express, LLC. To date, the Company has produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and a director and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and, in some cases, the U.S. Attorney’s Office. The Company is voluntarily cooperating with these investigations.
      In late December 2006, the Company received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by the Company or its agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, the Company became aware that an agent of the Company obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while the Company was gathering documents responsive to the subpoena, allegations were made that the Company’s management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. The Company’s management has stated that these allegations are not true. The Company is cooperating fully with the inquiry by the United States Attorney’s office.
      On February 13, 2007, Rena Nadoff filed a shareholder derivative action in the Superior Court of the District of Columbia, captioned Rena Nadoff v. Walton, et al., CA 001060-07, seeking unspecified compensatory and other damages, as well as equitable relief on behalf of Allied Capital Corporation. Ms. Nadoff’s complaint names as defendants the members of Allied Capital’s Board of Directors; Allied Capital is a nominal defendant for purposes of the derivative action. The complaint alleges breach of fiduciary duty by the Board of Directors arising from internal controls failures and mismanagement of Business Loan Express, LLC, an Allied Capital portfolio company. The Company believes the lawsuit is without merit, and intends to defend the lawsuit vigorously.
      On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. The complaint is captioned Dana Ross v. Walton, et al., CV 00402. Dana Ross claims that, between March 1, 2006, and January 10, 2007, Allied Capital either failed to disclose or misrepresented information concerning the loan origination practices of Business Loan Express, LLC, an Allied Capital portfolio company. Dana Ross seeks unspecified compensatory and other damages, as well as other relief. The Company believes the lawsuit is without merit, and intends to defend the lawsuit vigorously.
      In addition, the Company is party to certain lawsuits in the normal course of business.
      While the outcome of any of the legal proceedings described above cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

Report of Independent Registered Public Accounting Firm
The Board of Directors
Allied Capital Corporation:
      Under date of February 28, 2007, we reported on the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2006 and 2005, including the consolidated statements of investments as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 14), for each of the years in the three-year period ended December 31, 2006, which are included in the registration statement on Form N-2. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedule as of and for the year ended December 31, 2006. This financial statement schedule is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement schedule based on our audit.
      In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects the information set forth therein.
Washington, D.C.
February 28, 2007

Schedule 12-14
ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2005	Gross	Gross	December 31, 2006
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Companies More Than 25% Owned

Acme Paging, L.P.	Senior Loan(5)	$(176)		$—	$3,750	$(3,750)	$—
(Telecommunications)	Subordinated Debt(5)	(3)		—	881	(881)	—
	Common Stock			—	27	(27)	—

Advantage Sales &	Subordinated Debt	1,712		59,787	213	(60,000)	—
Marketing, Inc.(7)	Subordinated Debt	5,555		124,000	374	(124,374)	—
(Business Services)	Common Stock			476,578	—	(476,578)	—

Alaris Consulting, LLC	Senior Loan(5)	(63)		—	—	—	—
(Business Services)	Equity Interests			—	—	—	—

American Healthcare	Senior Loan(5)		$1	4,097	502	(4,599)	—
Services, Inc. and Affiliates
(Healthcare Services)

Avborne, Inc.	Preferred Stock			892	73	(47)	918
(Business Services)	Common Stock			—	—	—	—

Avborne Heavy Maintenance, Inc.	Preferred Stock			—	—	—	—
(Business Services)	Common Stock			—	—	—	—

Border Foods, Inc.	Preferred Stock			—	—	—	—
(Consumer Products)	Common Stock			—	—	—	—

Business Loan Express, LLC	Subordinated Debt	38		10,000	15,000	(25,000)	—
(Financial Services)	Class A Equity
	Interests(5)	11,889		60,693	5,929	—	66,622
	Class B Equity Interests			146,910	—	(67,771)	79,139
	Class C Equity Interests			139,521	—	(74,545)	64,976

Calder Capital Partners, LLC	Senior Loan(5)			—	975	—	975
(Financial Services)	Equity Interests			—	2,076	—	2,076

Callidus Capital Corporation	Senior Loan	441		600	8,705	(9,305)	—
(Financial Services)	Subordinated Debt	972		4,832	930	—	5,762
	Common Stock			7,968	14,582	—	22,550

Coverall North America, Inc.	Unitranche Debt	1,926		—	36,333	—	36,333
(Business Services)	Subordinated Debt	395		—	5,972	—	5,972
	Common Stock			—	19,729	(110)	19,619
	Warrants			—	—	—	—

CR Brands, Inc.	Senior Loan	1,109		—	37,219	(37,219)	—
(Consumer Products)	Subordinated Debt	5,700		—	39,401	—	39,401
	Common Stock			—	33,321	(7,583)	25,738

Diversified Group	Preferred Stock	87		728	—	(728)	—
Administrators, Inc.	Preferred Stock			841	—	(841)	—
(Business Services)	Common Stock	68		502	—	(502)	—

Financial Pacific Company	Subordinated Debt	12,415		69,904	1,458	—	71,362
(Financial Services)	Preferred Stock			13,116	2,826	—	15,942
	Common Stock			44,180	21,006	—	65,186

ForeSite Towers, LLC	Equity Interests	329		9,750	2,540	—	12,290
(Tower Leasing)

Global Communications, LLC	Senior Loan(5)			15,957	—	—	15,957
(Business Services)	Subordinated Debt(5)			11,198	138	(99)	11,237
	Preferred Equity
	Interest			4,303	—	(4,303)	—
	Options			—	—	—	—

Gordian Group, Inc.	Senior Loan(5)	(18)		4,161	392	(4,553)	—
(Business Services)	Common Stock			—	220	(220)	—

Healthy Pet Corp.	Senior Loan	1,746		4,086	24,252	(1,300)	27,038
(Consumer Services)	Subordinated Debt	6,549		38,535	5,230	(186)	43,579
	Common Stock			25,766	4,500	(1,345)	28,921

HMT, Inc.	Preferred Stock			2,637	—	—	2,637
(Energy Services)	Common Stock			5,343	3,321	—	8,664
	Warrants			2,057	1,279	—	3,336

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2005	Gross	Gross	December 31, 2006
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Huddle House, Inc.	Senior Loan	$59		$—	$19,950	$—	$19,950
(Retail)	Subordinated Debt	296		—	58,196	—	58,196
	Common Stock			—	41,662	—	41,662

Impact Innovations Group, LLC	Equity Interests in
(Business Services)	Affiliate			742	131	—	873

Insight Pharmaceuticals	Subordinated Debt	9,724		58,298	1,552	—	59,850
Corporation	Preferred Stock			26,791	—	(18,946)	7,845
(Consumer Products)	Common Stock			236	—	(236)	—

Jakel, Inc.	Subordinated Debt(5)			—	6,655	—	6,655
(Industrial Products)	Preferred Stock			—	—	—	—
	Common Stock			—	—	—	—

Legacy Partners Group, LLC	Senior Loan (5)			5,029	—	(186)	4,843
(Financial Services)	Subordinated Debt(5)			—	—	—	—
	Equity Interests			—	18	(18)	—

Litterer Beteiligungs-GmbH	Subordinated Debt	43		621	71	—	692
(Business Services)	Equity Interest			2,226	—	(1,027)	1,199

Mercury Air Centers, Inc.	Senior Loan	1,231		31,720	4,000	(35,720)	—
(Business Services)	Subordinated Debt	8,076		46,519	5,698	(3,000)	49,217
	Common Stock			88,898	106,121	—	195,019

MVL Group, Inc.	Senior Loan	3,605		27,218	1,000	(973)	27,245
(Business Services)	Subordinated Debt	5,052		32,417	3,061	—	35,478
	Common Stock			3,211	—	(3,211)	—

Penn Detroit Diesel Allison, LLC	Subordinated Debt	2,473		—	37,994	—	37,994
(Business Services)	Equity Interests			—	25,949	—	25,949

Pennsylvania Avenue
Investors, L.P.	Equity Interests			1,864	1,193	(3,057)	—
(Private Equity Fund)

Powell Plant Farms, Inc.	Senior Loan(5)	2,394		23,792	10,625	(8,225)	26,192
(Consumer Products)	Subordinated Debt(5)			7,364	—	(6,402)	962
	Preferred Stock			—	—	—	—
	Warrants			—	—	—	—

Redox Brands, Inc.	Preferred Stock	363		12,097	1,708	(13,805)	—
(Consumer Products)	Warrants			500	84	(584)	—

Service Champ, Inc.	Subordinated Debt	4,339		26,906	713	—	27,619
(Business Services)	Common Stock			13,319	3,467	—	16,786

Staffing Partners Holding	Subordinated Debt(5)		$355	6,343	—	(5,857)	486
Company, Inc.	Preferred Stock			1,812	3,156	(4,968)	—
(Business Services)	Common Stock			—	60	(60)	—
	Warrants			—	—	—	—

Startec Global Communications
Corporation	Senior Loan	2,165		21,685	3,540	(9,260)	15,965
(Telecommunications)	Common Stock			—	11,232	—	11,232

STS Operating, Inc.	Subordinated Debt	328		6,593	123	(6,716)	—
(Industrial Products)	Common Stock			64,963	—	(64,963)	—
	Options			560	—	(560)	—

Sweet Traditions, LLC	Senior Loan	1,755		—	36,150	(978)	35,172
(Consumer Products)	Equity Interests			—	450	—	450

Triview Investments, Inc.	Senior Loan	1,302		7,449	7,298	—	14,747
(Broadcasting & Cable/	Subordinated Debt	8,692		30,845	25,163	—	56,008
Consumer Products/	Subordinated Debt(5)			19,520	742	(15,920)	4,342
Business Services)	Common Stock	68		29,171	11,516	(9,365)	31,322

Total companies more than 25% owned		$102,636		$1,887,651			$1,490,180

Companies 5% to 25% Owned

Advantage Sales &	Subordinated Debt	$14,050		$—	$151,648	$—	$151,648
Marketing, Inc.(7)	Equity Interests			—	15,272	(4,272)	11,000
(Business Services)

Air Medical Group Holdings LLC	Senior Loan	3,298		—	8,097	(6,334)	1,763
(Healthcare Services)	Subordinated Debt	2,145		42,267	35,488	(42,627)	35,128
	Equity Interests	1,694		4,025	3,393	(1,468)	5,950

Alpine ESP Holdings, Inc.	Preferred Stock			—	622	(20)	602
(Business Services)	Common Stock			—	14	(14)	—

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2005	Gross	Gross	December 31, 2006
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Amerex Group, LLC	Subordinated Debt	$669		$—	$8,400	$—	$8,400
(Consumer Products)	Equity Interests			—	13,860	(37)	13,823

Aspen Pet Products, Inc.	Subordinated Debt	1,130		19,959	399	(20,358)	—
(Consumer Products)	Preferred Stock	29		1,638	516	(2,154)	—
	Common Stock			17	123	(140)	—
	Warrants			—	—	—	—

BB&T Capital
Partners/Windsor
Mezzanine Fund, LLC	Equity Interests			—	5,867	(313)	5,554
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt	3,545		23,543	620	—	24,163
(Industrial Products)	Common Stock			2,200	1,500	—	3,700

BI Incorporated	Senior Loan	125		—	15,000	(15,000)	—
(Business Services)	Subordinated Debt	3,484		—	30,135	—	30,135
	Common Stock			—	4,100	—	4,100

CitiPostal, Inc. and Affiliates	Senior Loan	1,061		—	20,689	(120)	20,569
(Business Services)	Common Stock			—	4,700	—	4,700

Creative Group, Inc.	Subordinated Debt	583		—	13,656	—	13,656
(Business Services)	Warrants			—	1,387	—	1,387

Drew Foam Companies, Inc.	Preferred Stock			—	722	—	722
(Business Services)	Common Stock			—	7	—	7

The Debt Exchange Inc.	Preferred Stock			3,219	—	(3,219)	—
(Business Services)

MedBridge Healthcare, LLC	Senior Loan(5)			7,093	71	—	7,164
(Healthcare Services)	Subordinated Debt(5)			534	1,279	—	1,813
	Convertible
	Subordinated Debt(5)			—	—	—	—
	Equity Interests			—	501	(501)	—

Multi-Ad Services, Inc.	Unitranche Debt	348		—	19,879	—	19,879
(Business Services)	Equity Interests			—	2,000	—	2,000

Nexcel Synthetics, LLC	Subordinated Debt	1,604		10,588	390	—	10,978
(Consumer Products)	Equity Interests			1,367	119	—	1,486

PresAir LLC	Senior Loan(5)		$261	—	5,492	(3,286)	2,206
(Industrial Products)	Unitranche Debt(5)			5,820	328	(6,148)	—
	Equity Interests			318	5	(323)	—

Progressive International
Corporation	Subordinated Debt	1,223		7,376	157	—	7,533
(Consumer Products)	Preferred Stock			884	140	—	1,024
	Common Stock			13	2,287	—	2,300
	Warrants			—	—	—	—

Regency Healthcare Group, LLC	Senior Loan	72		—	1,232	—	1,232
(Healthcare Services)	Unitranche Debt	1,152		—	19,908	—	19,908
	Equity Interests			—	1,616	—	1,616

SGT India Private Limited	Common Stock			—	3,944	(598)	3,346
(Business Services)

Soteria Imaging Services, LLC	Subordinated Debt	2,013		13,447	4,122	—	17,569
(Healthcare Services)	Equity Interests			2,308	233	—	2,541

Universal Environmental
Services, LLC	Unitranche Debt	1,529		10,862	101	(752)	10,211
(Business Services)	Equity Interests			1,328	13	(1,341)	—

Total companies 5% to 25% owned		$39,754		$158,806			$449,813

This schedule should be read in conjunction with the Company’s consolidated financial statements, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio.

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of December 31, 2006 and 2005.

(2)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)	Gross additions include increased in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Loan or debt security is on non-accrual status at December 31, 2006, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the period may or may not have been on non-accrual status for the full period.

(6)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

(7)	Included in the companies more than 25% owned category while the Company held a majority equity interest. On March 29, 2006, the Company sold its majority equity interest in Advantage. The Company’s investment in Advantage after the sale transaction is included in the companies 5% to 25% owned category. See Note 3 to the consolidated financial statements for further information.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Allied Capital Corporation:
      We have reviewed the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries, including the consolidated statement of investments, as of June 30, 2007, the related consolidated statements of operations, for the three- and six-month periods ended June 30, 2007 and 2006, and the consolidated statements of changes in net assets and cash flows and the financial highlights (included in Note 12) for the six-month periods ended June 30, 2007 and 2006. These consolidated financial statements and financial highlights are the responsibility of the Company’s management.
      We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
      Based on our reviews, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.
      We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Allied Capital Corporation and subsidiaries, including the consolidated statement of investments, as of December 31, 2006, and the related consolidated statements of operations, changes in net assets and cash flows (not presented herein), and the financial highlights, for the year then ended; and in our report dated February 28, 2007, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated balance sheet including the consolidated statement of investments as of December 31, 2006, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.
Washington, D.C.
August 8, 2007

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

	June 30,	December 31,
	2007	2006

(in thousands, except per share amounts)	(unaudited)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2007-$1,775,496; 2006-$1,578,822)	$1,709,770	$1,490,180
Companies 5% to 25% owned (cost: 2007-$446,746; 2006-$438,560)	418,647	449,813
Companies less than 5% owned (cost: 2007-$2,197,112; 2006-$2,479,981)	2,219,839	2,437,908

Total private finance (cost: 2007-$4,419,354; 2006-$4,497,363)	4,348,256	4,377,901
Commercial real estate finance (cost: 2007-$100,805; 2006-$103,546)	122,804	118,183

Total portfolio at value (cost: 2007-$4,520,159; 2006-$4,600,909)	4,471,060	4,496,084
Investments in money market and other securities	304,407	202,210
Accrued interest and dividends receivable	70,933	64,566
Other assets	153,514	122,958
Cash	45,574	1,687

Total assets	$5,045,488	$4,887,505

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2007-$153,000; 2006-$—)	$1,921,815	$1,691,394
Revolving line of credit	—	207,750
Accounts payable and other liabilities	132,539	147,117

Total liabilities	2,054,354	2,046,261

Commitments and contingencies
Shareholders’ equity:
Common stock, $0.0001 par value, 400,000 shares authorized; 152,652 and 148,575 shares issued and outstanding at June 30, 2007, and December 31, 2006, respectively	15	15
Additional paid-in capital	2,620,247	2,493,335
Common stock held in deferred compensation trust	(34,374)	(28,335)
Notes receivable from sale of common stock	(2,709)	(2,850)
Net unrealized appreciation (depreciation)	(68,060)	(123,084)
Undistributed earnings	476,015	502,163

Total shareholders’ equity	2,991,134	2,841,244

Total liabilities and shareholders’ equity	$5,045,488	$4,887,505

Net asset value per common share	$19.59	$19.12

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,

	2007	2006	2007	2006
(in thousands, except per share amounts)
	(unaudited)		(unaudited)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$28,540	$23,419	$55,697	$53,565
Companies 5% to 25% owned	10,876	11,419	22,737	17,069
Companies less than 5% owned	63,398	60,595	126,363	113,680

Total interest and dividends	102,814	95,433	204,797	184,314

Fees and other income
Companies more than 25% owned	5,417	5,649	9,406	17,736
Companies 5% to 25% owned	471	1,282	499	3,998
Companies less than 5% owned	8,974	8,092	10,926	15,419

Total fees and other income	14,862	15,023	20,831	37,153

Total interest and related portfolio income	117,676	110,456	225,628	221,467

Expenses:
Interest	34,336	21,861	64,624	46,346
Employee	28,611	20,398	50,539	41,826
Employee stock options	9,519	4,597	13,180	8,203
Administrative	14,505	9,861	27,729	21,195

Total operating expenses	86,971	56,717	156,072	117,570

Net investment income before income taxes	30,705	53,739	69,556	103,897
Income tax expense (benefit), including excise tax	5,530	3,544	4,881	12,402

Net investment income	25,175	50,195	64,675	91,495

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	67,127	95,212	65,777	528,399
Companies 5% to 25% owned	138	(74)	304	(417)
Companies less than 5% owned	7,614	5,102	36,464	5,093

Total net realized gains	74,879	100,240	102,545	533,075
Net change in unrealized appreciation or depreciation	(10,896)	(116,706)	55,024	(491,254)

Total net gains (losses)	63,983	(16,466)	157,569	41,821

Net increase in net assets resulting from operations	$89,158	$33,729	$222,244	$133,316

Basic earnings per common share	$0.59	$0.24	$1.47	$0.96

Diluted earnings per common share	$0.57	$0.24	$1.44	$0.94

Weighted average common shares outstanding — basic	152,361	140,024	150,940	139,395

Weighted average common shares outstanding — diluted	156,051	143,213	154,446	142,466

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months
	Ended June 30,

	2007	2006
(in thousands, except per share amounts)
	(unaudited)
Operations:
Net investment income	$64,675	$91,495
Net realized gains	102,545	533,075
Net change in unrealized appreciation or depreciation	55,024	(491,254)

Net increase in net assets resulting from operations	222,244	133,316

Shareholder distributions:
Common stock dividends	(193,368)	(166,632)

Net decrease in net assets resulting from shareholder distributions	(193,368)	(166,632)

Capital share transactions:
Sale of common stock	93,784	82,970
Issuance of common stock in lieu of cash distributions	8,279	7,199
Issuance of common stock upon the exercise of stock options	11,967	8,226
Stock option expense	13,358	8,439
Net decrease in notes receivable from sale of common stock	141	498
Purchase of common stock held in deferred compensation trust	(6,166)	(4,649)
Distribution of common stock held in deferred compensation trust	127	106
Other	(476)	—

Net increase in net assets resulting from capital share transactions	121,014	102,789

Total increase in net assets	149,890	69,473
Net assets at beginning of period	2,841,244	2,620,546

Net assets at end of period	$2,991,134	$2,690,019

Net asset value per common share	$19.59	$19.17

Common shares outstanding at end of period	152,652	140,312

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Six Months Ended
	June 30,

	2007	2006
(in thousands)
	(unaudited)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$222,244	$133,316
Adjustments:
Portfolio investments	(659,141)	(1,071,243)
Principal collections related to investment repayments or sales	735,441	769,598
Change in accrued or reinvested interest and dividends	(17,714)	9,064
Net collection (amortization) of discounts and fees	(425)	(3,094)
Redemption of (investments in) U.S. Treasury bills	—	(22,875)
Redemption of (investments in) money market securities	(97,478)	25,581
Stock option expense	13,358	8,439
Changes in other assets and liabilities	(28,354)	(1,410)
Depreciation and amortization	1,022	870
Realized gains from the receipt of notes and other consideration from sale of investments, net of collections	(9,201)	(217,086)
Realized losses	18,057	4,405
Net change in unrealized (appreciation) or depreciation	(55,024)	491,254

Net cash provided by (used in) operating activities	122,785	126,819

Cash flows from financing activities:
Sale of common stock	93,784	82,970
Sale of common stock upon the exercise of stock options	11,967	8,226
Collections of notes receivable from sale of common stock	141	498
Borrowings under notes payable	230,000	50,000
Repayments on notes payable and debentures	—	(37,000)
Net borrowings under (repayments on) revolving line of credit	(207,750)	(90,000)
Purchase of common stock held in deferred compensation trust	(6,166)	(4,649)
Other financing activities	(8,362)	(1,590)
Common stock dividends and distributions paid	(192,512)	(163,531)

Net cash provided by (used in) financing activities	(78,898)	(155,076)

Net increase (decrease) in cash	43,887	(28,257)
Cash at beginning of period	1,687	31,363

Cash at end of period	$45,574	$3,106

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS

		June 30, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Alaris Consulting, LLC	Senior Loan (16.5%, Due 12/05 – 12/07)(6)	$27,055	$26,987	$—
(Business Services)	Equity Interests		5,189	—
	Guaranty ($1,100)

AllBridge Financial, LLC	Equity Interests		800	800
(Financial Services)

Allied Capital Senior Debt Fund, L.P.(5)	Equity Interests (See Note 3)		19,080	19,252
(Private Debt Fund)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		611	927
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		2,401	—
(Business Services)	Common Stock (2,750 shares)		—	—
	Guaranty ($2,401)

Border Foods, Inc.	Preferred Stock (100,000 shares)		12,721	—
(Consumer Products)	Common Stock (148,838 shares)		3,847	—

Business Loan Express, LLC	Class A Equity Interests (25.0% — See Note 3)(6)	95,822	95,822	95,822
(Financial Services)	Class B Equity Interests		119,436	70,023
	Class C Equity Interests		109,301	54,948
	Guaranty ($208,821 — See Note 3)
	Standby Letters of Credit ($20,000 — See Note 3)

Calder Capital Partners, LLC(5)	Senior Loan (8.0%, Due 5/09)(6)	1,952	1,952	1,952
(Financial Services)	Equity Interests		2,154	538

Callidus Capital Corporation	Senior Loan (12.0%, Due 12/08)	700	700	700
(Financial Services)	Subordinated Debt (18.0%, Due 10/08)	6,292	6,292	6,292
	Common Stock (100 shares)		2,067	48,341

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	35,054	34,905	34,905
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	6,000	5,976	5,976
	Common Stock (884,880 shares)		16,648	22,510

CR Holding, Inc.	Subordinated Debt (16.6%, Due 2/13)	40,256	40,099	40,099
(Consumer Products)	Common Stock (37,200,551 shares)		33,321	38,522

Direct Capital Corporation	Subordinated Debt (16.0%, Due 3/13)	36,227	36,058	36,058
(Financial Services)	Common Stock (2,097,234 shares)		19,250	17,166

Financial Pacific Company	Subordinated Debt (17.4%, Due 2/12 – 8/12)	72,306	72,102	72,102
(Financial Services)	Preferred Stock (10,964 shares)		10,276	17,576
	Common Stock (14,735 shares)		14,819	70,473

ForeSite Towers, LLC	Equity Interests		—	913
(Tower Leasing)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		June 30, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Global Communications, LLC	Senior Loan (10.7%, Due 9/02 – 11/07)(6)	$15,957	$15,957	$15,957
(Business Services)	Subordinated Debt (17.0%, Due 12/03 – 9/05)(6)	11,339	11,336	3,221
	Preferred Equity Interest		14,067	—
	Options		1,639	—

Gordian Group, Inc.	Senior Loan (10.0%, Due 6/06 – 12/08)(6)	11,792	11,794	—
(Business Services)	Common Stock (1,000 shares)		6,942	—

Hot Stuff Foods, LLC	Senior Loan (8.8%, Due 2/11-2/12)	49,660	49,450	49,450
(Consumer Products)	Subordinated Debt (13.7%, Due 8/12 – 2/13)	61,532	61,293	48,155
	Subordinated Debt (16.0%, Due 2/13)(6)	20,841	20,750	—
	Common Stock (1,147,453 shares)		56,187	—

Huddle House, Inc.	Subordinated Debt (15.0%, Due 12/12)	58,949	58,686	58,686
(Retail)	Common Stock (415,328 shares)		41,533	43,070

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	320
(Business Services)

Insight Pharmaceuticals Corporation	Subordinated Debt (15.0%, Due 9/12)	44,257	44,123	44,569
(Consumer Products)	Subordinated Debt (19.0%, Due 9/12)(6)	16,181	16,130	16,457
	Preferred Stock (25,000 shares)		25,000	209
	Common Stock (620,000 shares)		6,325	—

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	15,692	15,692	—
(Industrial Products)	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, Inc.	Senior Loan (14.0%, Due 5/09)(6)	3,843	3,843	3,843
(Financial Services)	Equity Interests		4,261	568

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 3/07)	706	706	706
(Business Services)	Equity Interest		1,809	2,906

Mercury Air Centers, Inc.	Subordinated Debt (16.0%, Due 4/09 –
(Business Services)	11/12)	50,361	50,252	50,252
	Common Stock (57,970 shares)		35,053	269,886

MVL Group, Inc.	Senior Loan (12.0%, Due 6/09 – 7/09)	30,674	30,623	30,623
(Business Services)	Subordinated Debt (14.5%, Due 6/09 – 7/09)	39,687	39,364	39,364
	Common Stock (648,661 shares)		643	2,013

Old Orchard Brands, LLC	Subordinated Debt (18.0%, Due 7/14)	19,300	19,206	19,206
(Consumer Products)	Equity Interests		18,767	18,767

Penn Detroit Diesel Allison, LLC	Subordinated Debt (15.5%, Due 8/13)	38,748	38,583	38,583
(Business Services)	Equity Interests		21,128	27,532

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/07)(6)(+)	12,748	12,748	12,748
(Consumer Products)	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(+)	Loan repayments of $11.4 million were received on July 2, 2007.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		June 30, 2007

Private Finance		(unaudited)
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	$28,084	$27,982	$27,982
(Business Services)	Common Stock (63,888 shares)		13,662	21,194

Staffing Partners Holding
Company, Inc.	Subordinated Debt (13.5%, Due 1/07)(6)	541	541	549
(Business Services)

Startec Global Communications
Corporation	Senior Loan (10.0%, Due 5/07 – 5/09)	11,175	11,175	11,175
(Telecommunications)	Common Stock (19,180,000 shares)		37,255	17,109

Sweet Traditions, Inc.	Senior Loan (9.0%, Due 8/11)(6)	39,392	35,752	35,752
(Retail)	Preferred Stock (961 Shares)		950	950
	Common Stock (10,000 Shares)		50	50

Triview Investments, Inc.(8)	Senior Loan (9.6%, Due 12/07 – 6/08)	14,758	14,758	14,758
(Broadcasting & Cable/Business	Subordinated Debt (14.7%, Due 1/10 – 5/17)	75,484	75,116	75,116
Services/Consumer Products)	Subordinated Debt (8.5%, Due 11/07 – 7/08)(6)	5,000	5,000	5,087
	Common Stock (202 shares)		110,744	47,062
	Guaranty ($800)
	Standby Letter of Credit ($200)

Total companies more than 25% owned			$1,775,496	$1,709,770

Companies 5% to 25% Owned

Advantage Sales & Marketing, Inc.	Subordinated Debt (12.0%, Due 3/14)	$153,856	$153,231	$153,231
(Business Services)	Equity Interests		—	11,000

Air Medical Group Holdings LLC	Senior Loan (8.5%, Due 3/11)	1,787	1,729	1,729
(Healthcare Services)	Equity Interests		3,470	9,200

Alpine ESP Holdings, Inc.	Preferred Stock (622 shares)		622	696
(Business Services)	Common Stock (13,513 shares)		14	100

Amerex Group, LLC	Subordinated Debt (12.0%, Due 1/13)	8,400	8,400	8,400
(Consumer Products)	Equity Interests		3,509	21,787

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC (5)	Equity Interests		5,873	5,608
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	24,552	24,477	24,477
(Industrial Products)	Common Stock(5,073 shares)		5,813	3,600

BI Incorporated	Subordinated Debt (13.5%, Due 2/14)	30,499	30,374	30,374
(Business Services)	Common Stock (40,000 shares)		4,000	6,800

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a cost of $68.0 million and a value of $7.4 million, Triax Holdings, LLC (Consumer Products) with a cost of $98.9 million and a value of $94.4 million, and Crescent Hotels & Resorts, LLC and affiliates (Business Services) with a cost of $38.8 million and a value of $40.3 million.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		June 30, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

CitiPostal, Inc. and Affiliates	Senior Loan (11.1%, Due 8/13-11/14)	$20,610	$20,513	$20,513
(Business Services)	Equity Interests		4,578	6,900

Creative Group, Inc.	Subordinated Debt (12.0%, Due 9/13)(6)	15,000	13,686	11,198
(Business Services)	Warrant		1,387	—

Drew Foam Companies, Inc.	Preferred Stock (722 shares)		722	428
(Business Services)	Common Stock (7,287 shares)		7	—

MedBridge Healthcare, LLC	Senior Loan (6.0%, Due 8/09)(6)	7,164	7,164	7,164
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	5,184	5,184	2,129
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		1,416	—

MHF Logistical Solutions, Inc.	Subordinated Debt (11.5%, Due 6/12)(6)	33,600	33,448	17,277
(Business Services)	Subordinated Debt (18.0%, Due 6/13)(6)	11,211	11,154	—
	Common Stock (20,934 shares)(12)		20,942	—
	Warrants(12)		—	—

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	19,900	19,792	19,792
(Business Services)	Equity Interests		2,000	940

PresAir LLC	Senior Loan (7.5%, Due 12/10)(6)	5,729	5,411	2,082
(Industrial Products)	Equity Interests		1,341	—

Progressive International
Corporation	Subordinated Debt (16.0%, Due 12/09)	7,629	7,613	7,613
(Consumer Products)	Preferred Stock (500 shares)		500	1,068
	Common Stock (197 shares)		13	4,300
	Warrants		—	—

Regency Healthcare Group, LLC	Senior Loan (11.1%, Due 6/12)	1,250	1,233	1,233
(Healthcare Services)	Unitranche Debt (11.1%, Due 6/12)	12,000	11,949	11,949
	Equity Interests		1,500	1,720

SGT India Private Limited(4)	Common Stock (109,524 shares)		4,093	3,076
(Business Services)

Soteria Imaging Services, LLC	Subordinated Debt (12.0%, Due 11/10)	14,500	13,661	13,661
(Healthcare Services)	Equity Interests		2,170	2,592

Universal Environmental Services, LLC	Unitranche Debt (15.5%, Due 2/09)(6)	10,989	10,963	6,010
(Business Services)	Equity Interests		1,810	—

Total companies 5% to 25% owned			$446,746	$418,647

Companies Less Than 5% Owned

3SI Security Systems, Inc.	Subordinated Debt (14.5%, Due 8/13)	$27,376	$27,268	$27,268
(Consumer Products)

AgData, L.P.	Senior Loan (10.3%, Due 7/12)	1,726	1,694	1,694
(Consumer Services)

Axium Healthcare Pharmacy, Inc.	Unitranche Debt (12.0%, Due 12/12)	8,500	8,423	8,423
(Healthcare Services)	Common Stock (26,500 shares)		2,650	1,400

Baird Capital Partners IV Limited Partnership(5) (Private Equity Fund)	Limited Partnership Interest		1,557	1,298

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(12)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		June 30, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

BenefitMall, Inc.	Unitranche Debt (13.3%, Due 8/12)	$110,030	$109,682	$109,682
(Business Services)	Common Stock (45,528,000 shares)(12)		45,528	56,162
	Warrants(12)		—	—
	Standby Letters of Credit ($9,981)

Broadcast Electronics, Inc.	Senior Loan (9.4%, Due 7/12)	4,938	4,908	4,908
(Business Services)

Callidus Debt Partners
CDO Fund I, Ltd. (4)(10)	Class C Notes (12.9%, Due 12/13)	18,800	18,940	18,988
(CDO/CLO Fund)	Class D Notes (17.0%, Due 12/13)	9,400	9,470	9,494

Callidus Debt Partners
CLO Fund III, Ltd.(4)(10)	Preferred Shares (23,600,000 shares,
(CDO/CLO Fund)	15.1%)(11)		22,158	22,947

Callidus Debt Partners
CLO Fund IV, Ltd. (4)(10)	Income Notes (13.0%)(11)		12,492	12,143
(CDO/CLO Fund)

Callidus Debt Partners
CLO Fund V, Ltd.(4)(10)	Income Notes (15.8%)(11)		14,143	14,143
(CDO/CLO Fund)

Callidus MAPS CLO Fund I LLC(10)	Class E Notes (10.9%, Due 12/17)	17,000	17,000	17,112
(CDO/CLO Fund)	Income Notes (11.6%)(11)		50,515	44,672

Callidus MAPS CLO Fund II, Ltd. (4)(10)	Income Notes (14.8%)(11)		17,396	17,396
(CDO/CLO Fund)

Camden Partners Strategic Fund II,
L.P.(5)	Limited Partnership Interest		997	2,219
(Private Equity Fund)

Carlisle Wide Plank Floors, Inc.	Unitranche Debt (10.5%, Due 6/11)	3,161	3,119	3,119
(Consumer Products)	Preferred Stock (400,000 Shares)		400	600

Catterton Partners V, L.P.(5)	Limited Partnership Interest		3,760	4,016
(Private Equity Fund)

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		1,573	1,454
(Private Equity Fund)

Centre Capital Investors IV, LP(5)	Limited Partnership Interest		2,022	2,100
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	The fund is managed by Callidus Capital, a portfolio company of Allied Capital.
(11)	Represents the effective yield earned on these preferred equity investments and income notes. The yield is included in interest income from companies less than 5% owned in the consolidated statement of operations.
(12)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		June 30, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Commercial Credit Group, Inc.	Subordinated Debt (14.8%, Due 2/11)	$10,000	$9,964	$9,964
(Financial Services)	Preferred Stock (42,478 shares)		7,018	8,319
	Warrants		—	—

Community Education Centers, Inc.	Subordinated Debt (13.5%, Due 12/10 – 11/13)	34,814	34,732	34,732
(Education Services)

Component Hardware Group, Inc.	Subordinated Debt (13.5%, Due 1/13)	18,295	18,218	18,218
(Industrial Products)

Cook Inlet Alternative Risk, LLC	Unitranche Debt (10.8%, Due 4/13)	100,000	99,484	99,484
(Business Services)	Equity Interests		640	2,100

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		3,345	2,919
(Private Equity)

CSAV, Inc.	Subordinated Debt (11.9%, Due 6/13)	37,500	37,500	37,500
(Business Services)

DCWV Acquisition Corporation	Senior Loan (9.7%, Due 7/12)	2,499	2,486	2,486
(Consumer Products)	Unitranche Debt (11.0%, Due 7/12)	19,363	19,276	19,276

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	17,886	17,790	17,790
(Business Services)	Convertible Subordinated Debt
	(10.0%, Due 2/16)	3,919	3,904	3,904

Distant Lands Trading Co.	Senior Loan (10.2%, Due 11/11)	5,750	5,711	5,711
(Consumer Products)	Unitranche Debt (11.0%, Due 11/11)	42,375	42,202	42,202
	Common Stock (4,000 shares)		4,000	3,969

Driven Brands, Inc.	Senior Loan (8.8%, Due 6/11)	37,070	36,934	36,934
d/b/a Meineke and Econo Lube	Subordinated Debt (12.1%, Due 6/12 – 6/13)	83,000	82,719	82,719
(Consumer Services)	Common Stock (11,675,331 shares)(12)		29,455	19,516
	Warrants(12)		—	—

Dynamic India Fund IV (4)(5)	Equity Interests		6,050	6,050
(Private Equity Fund)

EarthColor, Inc.	Subordinated Debt (15.0%, Due 11/13)	107,000	106,516	106,516
(Business Services)	Common Stock (53,540 shares)(12)		53,540	30,185
	Warrants(12)		—	—

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		6,274	2,123
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(12)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		June 30, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Elexis Beta GmbH(4)	Options		$426	$50
(Industrial Products)

Farley’s & Sathers Candy Company, Inc.	Subordinated Debt (11.4%, Due 3/11)	$8,000	7,975	7,975
(Consumer Products)

Fidus Mezzanine Capital, L.P.(5)	Limited Partnership Interest		3,244	3,244
(Private Equity Fund)

Frozen Specialties, Inc.	Warrants		435	290
(Consumer Products)

Garden Ridge Corporation (Retail)	Subordinated Debt (7.0%, Due 5/12)(6)	22,500	22,500	22,500

Geotrace Technologies, Inc.	Subordinated Debt (10.0%, Due 6/09)	7,921	7,713	7,713
(Energy Services)	Warrants		2,350	2,500

Grant Broadcasting Systems II	Subordinated Debt (5.0%, Due 6/11)	3,005	3,005	3,005
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		8,723	6,745
(Private Equity Fund)

Havco Wood Products LLC	Senior Debt (9.8%, Due 8/11)	1,750	1,733	1,733
(Industrial Products)	Unitranche Debt (11.5%, Due 8/11)	10,350	9,481	9,481
	Equity Interests		1,055	4,000

Haven Eldercare of New England, LLC	Subordinated Debt (12.0%, Due 8/09)	2,227	2,227	2,227
(Healthcare Services)

HealthASPex Services Inc.	Senior Loan (4.0%, Due 7/08)(6)	500	500	441
(Business Services)

The Hillman Companies, Inc.(3)	Subordinated Debt (10.0%, Due 9/11)	44,580	44,442	44,442
(Consumer Products)

The Homax Group, Inc.	Senior Loan (9.2%, Due 10/12)	12,400	12,400	12,400
(Consumer Products)	Subordinated Debt (12.0%, Due 4/14)	14,000	13,207	13,207
	Preferred Stock (89 shares)		89	78
	Common Stock (28 shares)		6	—
	Warrants		1,106	972

Ideal Snacks Corporation	Senior Loan (10.0%, Due 6/10)	33	33	33
(Consumer Products)

Integrity Interactive Corporation	Unitranche Debt (10.5%, Due 2/12)	13,759	13,646	13,646
(Business Services)

International Fiber Corporation	Subordinated Debt (14.0%, Due 6/12)	24,324	24,219	24,219
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	2,200

Jones Stephens Corporation	Senior Loan (8.9%, Due 9/12)	5,579	5,565	5,565
(Consumer Products)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(12)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		June 30, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

K2 Advisors Subsidiary Holdings, LLC	Senior Loan (8.6%, Due 4/13)	$10,000	$10,000	$10,000
(Business Services)

Kodiak Fund LP(5)	Equity Interests		9,423	8,243
(Private Equity Fund)

Line-X, Inc.	Senior Loan (12.0%, Due 8/11)	2,200	2,183	2,183
(Consumer Products)	Unitranche Debt (12.0% Due 8/11)	48,355	48,174	48,174
	Standby Letter of Credit ($1,500)

MedAssets, Inc.	Preferred Stock (227,865 shares)		2,049	3,769
(Business Services)	Common Stock (50,000 shares)		—	200

Mid-Atlantic Venture Fund IV, L.P. (5)	Limited Partnership Interest		6,975	3,019
(Private Equity Fund)

Mogas Energy, LLC	Subordinated Debt (9.5%, Due 8/08)	16,285	15,125	16,285
(Energy Services)

NetShape Technologies, Inc.	Senior Debt (8.6%, Due 2/13)	5,689	5,657	5,657
(Industrial Products)

Network Hardware Resale, Inc.	Unitranche Debt (10.5%, Due 12/11)	21,086	21,204	21,204
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	13,242	13,306	14,121

Norwesco, Inc.	Subordinated Debt (12.6%, Due 1/12 – 7/12)	82,703	82,421	82,421
(Industrial Products)	Common Stock (559,603 shares)(12)		38,313	96,386
	Warrants(12)		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,910	2,007
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	900
(Business Services)

Odyssey Investment Partners Fund III, LP(5)	Limited Partnership Interest		1,542	1,371
(Private Equity Fund)

Passport Health
Communications, Inc.	Subordinated Debt (14.0%, Due 4/12)	10,299	10,260	10,260
(Healthcare Services)	Preferred Stock (651,381 shares)		2,000	2,325
	Common Stock (19,680 shares)		48	48

Pendum, Inc.	Subordinated Debt (17.0%, Due 1/11)(6)	34,028	34,028	18,622
(Business Services)	Preferred Stock (82,715 shares)		—	—
	Warrants		—	—

Performant Financial Corporation	Common Stock (478,816 shares)		734	—
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(12)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		June 30, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Postle Aluminum Company, LLC	Unitranche Debt (11.0%, Due 10/12)	$61,750	$61,476	$61,476
(Industrial Products)	Equity Interests		2,500	2,700

Pro Mach, Inc.	Subordinated Debt (13.0%, Due 6/12)	14,489	14,427	14,427
(Industrial Products)	Equity Interests		1,500	1,900

Promo Works, LLC	Unitranche Debt (10.3%, Due 12/11)	26,215	25,980	25,980
(Business Services)	Guaranty ($900)

S.B. Restaurant Company	Unitranche Debt (9.8%, Due 4/11)	26,501	26,226	26,226
(Retail)	Preferred Stock (54,125 shares)		135	135
	Warrants		619	2,100
	Standby Letters of Credit ($3,557)

SBBUT, LLC	Equity Interests		—	—
(Consumer Products)

Service Center Metals, LLC	Subordinated Debt (15.5%, Due 9/11)	5,000	4,979	4,979
(Industrial Products)	Equity Interests		313	331

SPP Mezzanine Funding, L.P.(5)	Limited Partnership Interest		2,207	2,604
(Private Equity Fund)

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		1,990	1,690
(Private Equity Fund)

Stag-Parkway, Inc.	Unitranche Debt (10.8%, Due 7/12)	51,000	50,793	50,793
(Business Services)

STS Operating, Inc.	Subordinated Debt (11.0%, Due 1/13)	30,386	30,262	30,262
(Industrial Products)

The Step2 Company, LLC	Unitranche Debt (10.5%, Due 4/12)	51,923	51,700	51,700
(Consumer Products)	Equity Interests		2,000	2,368

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/09)	9,136	8,648	8,648
(Business Services)

TransAmerican Auto Parts, LLC	Subordinated Debt (14.0%, Due 11/12)	13,076	13,027	13,027
(Consumer Products)	Equity Interests		1,198	953

Trover Solutions, Inc.	Senior Loan (11.1%, Due 5/12 – 11/12)	81,000	80,710	80,710
(Business Services)

Universal Air Filter Company	Senior Loan (10.3%, Due 11/12)	30,000	29,864	29,864
(Industrial Products)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		4,627	4,955
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		—	54
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		—	108
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		June 30, 2007

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

VICORP Restaurants, Inc.	Warrants		$33	$—
(Retail)

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		1,330	375
(Private Equity Fund)

WMA Equity Corporation and Affiliates	Subordinated Debt (13.6%, Due 4/13)	$125,000	123,932	123,932
d/b/a Wear Me Apparel	Subordinated Debt (9.0%, Due 4/14)	12,750	12,750	12,750
(Consumer Products)	Common Stock (100 shares)		46,046	46,046

Webster Capital II, L.P.(5)	Limited Partnership Interest		75	75
(Private Equity Fund)

Woodstream Corporation	Subordinated Debt (13.5%,
(Consumer Products)	Due 11/12 – 5/13)	53,477	53,363	53,363
	Common Stock (180 shares)		673	4,897
	Warrants		—	3,703

York Insurance Services Group, Inc.	Subordinated Debt (14.5%, Due 1/14)	44,693	44,503	44,503
(Business Services)	Common Stock (15,000 shares)		1,500	2,400

Other companies	Other debt investments(6)	223	94	89
	Other equity investments		8	—

Total companies less than 5% owned			$2,197,112	$2,219,839

Total private finance (143 portfolio companies)			$4,419,354	$4,348,256

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

Commercial Real Estate Finance
(in thousands, except number of loans)

			June 30, 2007

	Interest	Number of	(unaudited)
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	3	$20,416	$19,770
	7.00%–8.99%	9	26,118	26,118
	9.00%–10.99%	3	8,369	8,369
	11.00%–12.99%	1	10,450	10,450
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(13)		18	$69,323	$68,677

Real Estate Owned			$15,659	$20,412

Equity Interests(2) — Companies more than 25% owned			$15,823	$33,715
Guarantees ($6,871)
Standby Letter of Credit ($1,295)

Total commercial real estate finance			$100,805	$122,804

Total portfolio			$4,520,159	$4,471,060

	Yield	Cost	Value

Liquidity Portfolio(14)
American Beacon Money Market Select FD Fund	5.2%	$86,376	$86,376
Certificate of Deposit (Due September 2007)	5.5%	60,049	60,049
American Beacon Money Market Fund	5.2%	20,157	20,157
SEI Daily Income Tr Prime Obligation Fund	5.2%	34,150	34,150

Total liquidity portfolio		$200,732	$200,732

Other Investments in Money Market Securities(14)
Columbia Treasury Reserves Money Market Fund	5.2%	$103,675	$103,675

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(13) Commercial mortgage loans totaling $19.1 million at value were on non-accrual status and therefore were considered non-income producing.
(14) Included in investments in money market and other securities on the accompanying Consolidated Balance Sheet.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Information at and for the three and six months ended
June 30, 2007 and 2006 is unaudited)
Note 1. Organization
      Allied Capital Corporation, a Maryland corporation, is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries that are single member limited liability companies established for specific purposes, including holding real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to the Company and its portfolio companies.
      ACC and its subsidiaries, collectively, are referred to as the “Company.” The Company consolidates the results of its subsidiaries for financial reporting purposes.
      Pursuant to Article 6 of Regulation S-X, the financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements. Portfolio investments are held for purposes of deriving investment income and future capital gains.
      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in debt and equity securities of private companies in a variety of industries.
Note 2. Summary of Significant Accounting Policies
  Basis of Presentation
      The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2006 balances to conform with the 2007 financial statement presentation.
      The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete consolidated financial statements. In the opinion of management, the unaudited consolidated financial results of the Company included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of June 30, 2007, the results of operations for the three and six months ended June 30, 2007 and 2006, and changes in net assets and cash flows for the six months ended June 30, 2007 and 2006. The results of operations for the three and six months ended June 30, 2007, are not necessarily indicative of the operating results to be expected for the full year.
      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources, including investments in money market and other securities, are included in the companies less than 5% owned category on the consolidated statement of operations.
      In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

Valuation of Portfolio Investments
      The Company, as a BDC, has invested in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. The Company’s investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and/or the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities
      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than the Company’s cost basis if the amount that would be repaid on the loan or debt security upon the sale or recapitalization of the portfolio company is greater than the Company’s cost basis.
      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain.
      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities
      The Company’s equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when the company has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      The value of the Company’s equity investments in private debt and equity funds are generally valued at the fund’s net asset value. The value of the Company’s equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
     Collateralized Debt Obligations (“CDO”) and Collateralized Loan Obligations (“CLO”)
      CDO and CLO bonds and preferred shares/ income notes (“CDO/ CLO Assets”) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CDO/ CLO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. The Company determines the fair value of its CDO/CLO Assets on an individual security-by-security basis.
      The Company recognizes interest income on the preferred shares/income notes using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred share/income note from the date the estimated yield was changed. CDO and CLO bonds have stated interest rates.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills and deposits of proceeds from sales of borrowed Treasury securities, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

Fee Income
      Fee income includes fees for loan prepayment premiums, guarantees, commitments, and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued

Guarantees
      Guarantees meeting the characteristics described in FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”) and issued or modified after December 31, 2002, are recognized at fair value at inception. Guarantees made on behalf of portfolio companies are considered in determining the fair value of the Company’s investments. See Note 5.

Financing Costs
      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock are recorded as a reduction to the proceeds from the sale of common stock. Financing costs generally include underwriting, accounting and legal fees, and printing costs.

Dividends to Shareholders
      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans
      The Company has a stock-based employee compensation plan. See Note 9. Effective January 1, 2006, the Company adopted the provisions of FASB Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”). The Statement was adopted using the modified prospective method of application, which required the Company to recognize compensation costs on a prospective basis beginning January 1, 2006. Accordingly, the Company did not restate prior year financial statements. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for pro forma disclosure under the Statement. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized over the related service period in the consolidated statement of operations. The stock option expense for the three and six months ended June 30, 2007 and 2006, was as follows:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2007	2006	2007	2006
($ in millions, except per share amounts)
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$3.3	$3.3	$6.5	$6.7
Options granted on or after January 1, 2006	6.2	1.3	6.7	1.5

Total employee stock option expense	$9.5	$4.6	$13.2	$8.2

Per basic share	$0.06	$0.03	$0.09	$0.06
Per diluted share	$0.06	$0.03	$0.09	$0.06

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
      In addition to the employee stock option expense, for the three and six months ended June 30, 2007 and 2006, administrative expense included $0.2 million of expense related to options granted to directors during each respective period. Options granted to non-officer directors vest on the grant date and therefore, the full expense is recorded on the grant date.
      The stock option expense shown in the table above was based on the underlying value of the options granted by the Company. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted during the three and six months ended June 30, 2007 and 2006:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2007	2006	2007	2006

Expected term (in years)	5.0	5.0	5.0	5.0
Risk-free interest rate	4.6%	5.0%	4.6%	4.8%
Expected volatility	26.5%	29.6%	26.5%	29.6%
Dividend yield	9.0%	9.0%	9.0%	9.0%
Weighted average fair value per option	$2.98	$3.65	$2.98	$3.54
      The expected term of the options granted represents the period of time that such options are expected to be outstanding. To determine the expected term of the options, the Company used historical data to estimate option exercise time frames, including considering employee terminations. The risk free rate was based on the U.S. Treasury bond yield curve at the date of grant. Expected volatilities were determined based on the historical volatility of the Company’s common stock over a historical time period consistent with the expected term. The dividend yield was determined based on the Company’s historical dividend yield over a historical time period consistent with the expected term.
      To determine the stock options expense, the calculated fair value of the options granted is applied to the options granted, net of assumed future option forfeitures. The Company estimates that the employee-related stock option expense under the Statement that will be recorded in the Company’s statement of operations will be approximately $20.3 million, $9.2 million, and $2.6 million for the years ended December 31, 2007, 2008, and 2009, respectively, which includes approximately $10.9 million, $6.3 million, and $2.6 million, respectively, related to options granted since adoption of the Statement (January 1, 2006). This estimate may change if the Company’s assumptions related to future option forfeitures change. This estimate does not include any expense related to future stock option grants as the fair value of those stock options will be determined at the time of grant. The aggregate total stock option expense remaining as of June 30, 2007, is expected to be recognized over an estimated weighted-average period of 1.3 years.

Federal and State Income Taxes and Excise Tax
      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). ACC and any subsidiaries that qualify as a RIC or a REIT intend to distribute or retain

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for income taxes exclusive of excise taxes for these entities.
      If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income during the year earned. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.
      Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Per Share Information
      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares, if any.

Use of Estimates in the Preparation of Financial Statements
      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.
      The consolidated financial statements include portfolio investments at value of $4.5 billion at both June 30, 2007, and December 31, 2006. At June 30, 2007, and December 31, 2006, 89% and 92%, respectively, of the Company’s total assets represented portfolio investments whose fair values had been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Recent Accounting Pronouncements
      In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
This interpretation is effective for fiscal years beginning after December 15, 2006. The adoption of this interpretation did not have a significant effect on the Company’s consolidated financial position or its results of operations.
      In September 2006, the FASB issued Statement No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect the adoption of this statement to have a significant effect on the Company’s consolidated financial position or its results of operations.
      In February 2007, the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115. This statement permits an entity to choose to measure many financial instruments and certain other items at fair value. This statement applies to all reporting entities, and contains financial statement presentation and disclosure requirements for assets and liabilities reported at fair value as a consequence of the election. This statement is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect the adoption of this statement to have a significant effect on the Company’s consolidated financial position or its results of operations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio

Private Finance
      At June 30, 2007, and December 31, 2006, the private finance portfolio consisted of the following:

	2007			2006

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$451.9	$409.8	8.3%	$450.0	$405.2	8.4%
Unitranche debt(2)	686.4	681.4	11.4%	800.0	799.2	11.2%
Subordinated debt	1,996.1	1,892.2	12.5%	2,038.3	1,980.8	12.9%

Total loans and debt securities (3)	3,134.4	2,983.4	11.7%	3,288.3	3,185.2	11.9%
Equity securities	1,285.0	1,364.9		1,209.1	1,192.7

Total	$4,419.4	$4,348.3		$4,497.4	$4,377.9

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At June 30, 2007, and December 31, 2006, the cost and value of subordinated debt included the Class A equity interests in BLX and the guaranteed dividend yield on these equity interests, to the extent it was accrued, was included in interest income. During the fourth quarter of 2006, the Class A equity interests were placed on non-accrual status. The weighted average yield is computed as of the balance sheet date.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt terms.

(3)	The total principal balance outstanding on loans and debt securities was $3,157.0 million and $3,322.3 million at June 30, 2007, and December 31, 2006, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $22.6 million and $34.0 million at June 30, 2007, and December 31, 2006, respectively.
     The Company’s private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. The Company’s private finance debt and equity investments are generally issued by private companies and are generally illiquid and may be subject to certain restrictions on resale.
      The Company’s private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company’s rights and priority in the portfolio company’s capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.
      At June 30, 2007, and December 31, 2006, 90% and 86%, respectively, of the private finance loans and debt securities had a fixed rate of interest and 10% and 14%, respectively, had a floating rate of interest. Senior loans may carry a fixed rate of interest or a floating rate of interest, usually set as a spread over LIBOR, and generally require payments of both principal and interest throughout

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to the Company monthly or quarterly. Unitranche debt generally carries a fixed rate of interest and may require payments of both principal and interest throughout the life of the loan. Unitranche debt generally has contractual maturities of five to six years and interest is generally paid to the Company quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest is generally paid to the Company quarterly.
      Equity securities consist primarily of securities issued by private companies and may be subject to certain restrictions on their resale and are generally illiquid. The Company may make equity investments for minority stakes in portfolio companies or may receive equity features, such as nominal cost warrants, in conjunction with its debt investments. The Company may also invest in the equity (preferred and/or voting or non-voting common) of a portfolio company where the Company’s equity ownership may represent a significant portion of the equity, but may or may not represent a controlling interest. If the Company invests in non-voting equity in a buyout investment, the Company generally has the option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. The Company may incur costs associated with making buyout investments that will be included in the cost basis of the Company’s equity investment. These include costs such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.
      Mercury Air Centers, Inc. At June 30, 2007, the Company’s investment in Mercury Air Centers, Inc. (Mercury) totaled $85.3 million at cost and $320.1 million at value, which included unrealized appreciation of $234.8 million. At December 31, 2006, the Company’s investment in Mercury totaled $84.3 million at cost and $244.2 million at value, which included unrealized appreciation of $159.9 million.
      Mercury owns and operates fixed base operations generally under long-term leases from local airport authorities, which consist of terminal and hangar complexes that service the needs of the general aviation community. Mercury is headquartered in Richmond Heights, OH. The Company completed the purchase of a majority ownership in Mercury in April 2004.
      Total interest and related portfolio income earned from the Company’s investment in Mercury for the three and six months ended June 30, 2007 and 2006, was as follows:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2007	2006	2007	2006
($ in millions)
Interest income	$2.1	$2.4	$4.1	$5.3
Fees and other income	0.1	0.1	0.2	0.3

Total interest and related portfolio income	$2.2	$2.5	$4.3	$5.6

      Interest income from Mercury for the three and six months ended June 30, 2007, included $0.5 million and $1.0 million, respectively, which was paid in kind. Interest income from Mercury for

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
the three and six months ended June 30, 2006, included interest income of $0.5 million and $1.0 million, respectively, which was paid in kind. The interest paid in kind was paid to the Company through the issuance of additional debt.
      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on the Company’s investment in Mercury of $18.2 million and $74.9 million for the three and six months ended June 30, 2007, respectively. Net change in unrealized appreciation or depreciation included a decrease in unrealized appreciation of $0.4 million and a net increase in unrealized appreciation of $4.3 million for the three and six months ended June 30, 2006, respectively.
      In April 2007, the Company signed a definitive agreement to sell its majority equity interest in Mercury. Based on this definitive agreement, which was amended in June 2007 to increase the sales price, Mercury is expected to sell for an enterprise value of approximately $451 million, subject to pre-and post-closing adjustments. In connection with the transaction, the Company expects to be repaid approximately $51 million of subordinated debt outstanding to Mercury at closing. The transaction is expected to close in the third quarter of 2007 upon satisfying certain closing conditions, including regulatory approvals.
      Business Loan Express, LLC. BLX originates, sells, and services primarily real estate secured loans, including real estate secured conventional small business loans, Small Business Administration’s 7(a) loans and small investment real estate loans. BLX is headquartered in New York, NY.
      The Company’s investment in BLX totaled $324.6 million at cost and $220.8 million at value, which included unrealized depreciation of $103.8 million, at June 30, 2007, and $295.3 million at cost and $210.7 million at value, which included unrealized depreciation of $84.6 million, at December 31, 2006. In the first six months of 2007, the Company increased its investment in BLX by $29.2 million by acquiring additional Class A equity interests. In addition, in the first quarter of 2007, the chief executive officer of BLX invested $3.0 million in the form of Class A equity interests in BLX. The Company agreed to purchase these interests for cash at fair value in the event that BLX amends or otherwise restructures its existing senior credit facility or he is terminated for any reason. The purpose of these additional investments was to fund payments to the SBA in the first quarter of 2007 discussed below and to provide additional equity capital to BLX.
      Total interest and related portfolio income earned from the Company’s investment in BLX for the three and six months ended June 30, 2007 and 2006, was as follows:

	For the
	Three		For the Six
	Months		Months
	Ended		Ended
	June 30,		June 30,

	2007	2006	2007	2006
($ in millions)
Interest income on subordinated debt and Class A equity interests	$—	$4.0	$—	$7.8
Fees and other income	1.3	2.0	2.8	4.3

Total interest and related portfolio income	$1.3	$6.0	$2.8	$12.1

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Interest and dividend income from BLX for the three and six months ended June 30, 2006, included interest income of $1.9 million and $3.7 million, respectively, which was paid in kind. The interest paid in kind was paid to the Company through the issuance of additional equity interests. In the fourth quarter of 2006, the Company placed its investment in BLX’s 25% Class A equity interests on non-accrual status. As a result, there was no interest income from the Company’s investment in BLX for the three or six months ended June 30, 2007, and this resulted in lower interest income from the Company’s investment in BLX for the first six months of 2007 as compared to the first six months of 2006.
      In consideration for providing a guaranty on BLX’s revolving credit facility and standby letters of credit (discussed below), the Company earned fees of $1.3 million and $2.8 million for the three and six months ended June 30, 2007, respectively, and $1.6 million and $3.1 million for the three and six months ended June 30, 2006, respectively, which were included in fees and other income. Other assets included a receivable from BLX for $2.8 million related to these fees at June 30, 2007. The remaining fees and other income relate to management fees from BLX. The Company did not charge a management fee to BLX in the first or second quarter of 2007.
      Net change in unrealized appreciation or depreciation included a net increase in unrealized depreciation on the Company’s investment in BLX of $19.1 million for both the three and six months ended June 30, 2007. Net change in unrealized appreciation or depreciation for the three and six months ended June 30, 2006, included a net decrease in unrealized appreciation of $10.9 million and $33.6 million, respectively, on the Company’s investment in BLX.
      BLX is a national, non-bank lender that participates in the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). The Office of the Inspector General of the SBA (OIG) and the United States Secret Service are conducting an ongoing investigation of allegedly fraudulently obtained SBA-guaranteed loans issued by BLX. Specifically, on or about January 9, 2007, BLX became aware of an indictment captioned as the United States v. Harrington, No. 2:06-CR-20662 pending in the United States District Court for the Eastern District of Michigan. The indictment alleges that a former BLX employee in the Detroit office engaged in the fraudulent origination of loans guaranteed, in substantial part, by the SBA. The Company understands that BLX is working cooperatively with the U.S. Attorney’s Office and the investigating agencies with respect to this matter. The OIG and the U.S. Department of Justice are also conducting a civil investigation of BLX’s lending practices in various jurisdictions. In addition, the Office of the Inspector General of the U.S. Department of Agriculture is conducting an investigation of BLX’s lending practices under the Business and Industry Loan (B&I) program. These investigations are ongoing.
      As an SBA lender, BLX is also subject to other SBA and OIG audits, investigations, and reviews. These investigations, audits and reviews, changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program, or changes in government funding for this program could have a material adverse impact on BLX and, as a result, could negatively affect the Company’s financial results. The Company has considered BLX’s current regulatory issues and ongoing investigations and litigation in performing the valuation of BLX at June 30, 2007. The Company is monitoring the situation.
      On March 6, 2007, BLX entered into an agreement with the SBA. According to the agreement, BLX remains a preferred lender in the SBA 7(a) Guaranteed Loan Program and retains the ability

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
to sell loans into the secondary market. As part of this agreement, BLX agreed to the immediate payment of approximately $10 million to the SBA to cover amounts paid by the SBA with respect to some of the SBA-guaranteed loans that have been the subject of inquiry by the United States Attorney’s Office for the Eastern District of Michigan. As part of the SBA’s increased oversight, the agreement provides that any loans originated and closed by BLX during the term of the agreement will be reviewed by an independent third party selected by the SBA prior to the sale of such loans into the secondary market. The agreement also requires BLX to repurchase the guaranteed portion of certain loans that default after having been sold into the secondary market, and subjects such loans to a similar third party review prior to any reimbursement of BLX by the SBA. In connection with this agreement, BLX also entered into an escrow agreement with the SBA and an escrow agent in which BLX agreed to deposit $10 million with the escrow agent for any additional payments BLX may be obligated to pay to the SBA in the future. BLX remains subject to SBA rules and regulations and as a result may be required to make additional payments to the SBA in the ordinary course of business. The agreement states that nothing in the agreement shall affect the rights of BLX to securitize or service its loans. Notwithstanding the foregoing, BLX and the SBA are conducting ongoing discussions with respect to BLX’s ability to securitize the unguaranteed portions of SBA loans in accordance with the requirements of the SBA regulations.
      BLX has a separate non-recourse warehouse facility to enable it to securitize the unguaranteed portion of its SBA loans. BLX has been receiving temporary extensions of the warehouse facility, and the current extension expires on August 30, 2007. BLX is in negotiations with the warehouse facility providers to renew and amend the facility for an additional one-year term, subject to satisfactory conclusion of discussions with the SBA with respect to BLX’s ability to securitize the unguaranteed portions of SBA loans. If the current facility were to expire without renewal, the warehouse facility notes would become due and payable, and substantially all collections on the unguaranteed interests that currently are in the warehouse facility would be applied to repay the outstanding amounts owing to the warehouse providers until the warehouse providers were paid in full, similar to an amortizing term loan. In this event, the warehouse providers would not have recourse to BLX for repayment of the warehouse facility notes. In addition, BLX would not have the right to sell additional unguaranteed interests in SBA loans into this facility. In the event that BLX is unable to reach agreement with the SBA on BLX’s ability to securitize the unguaranteed portions of SBA loans or if the warehouse providers do not agree to an extension of the warehouse facility, BLX will be required to seek alternative sources of capital to finance SBA loan originations and could incur higher capital costs.
      At June 30, 2007, BLX had a three-year $500.0 million revolving credit facility provided by third-party lenders that matures in March 2009. The revolving credit facility may be expanded to $600.0 million through new or additional commitments at BLX’s option. This facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 25% of the committed facility. The Company has provided an unconditional guaranty to these revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under this facility. At June 30, 2007, the principal amount outstanding on the revolving credit facility was $357.7 million and letters of credit issued under the facility were $52.9 million. The total obligation guaranteed by us at June 30, 2007, was $205.8 million. At June 30, 2007, the Company had also provided four standby letters of credit totaling $20.0 million in connection with four term securitization transactions completed by BLX.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      The guaranty on the BLX revolving line of credit facility can be called by the lenders in the event of a default, which includes certain defaults under the Company’s revolving credit facility. Among other requirements, the BLX facility requires that BLX maintain compliance with certain financial covenants such as interest coverage, maximum debt to net worth, asset coverage, and maintenance of certain asset quality metrics. In addition, BLX would have an event of default if BLX failed to maintain its lending status with the SBA and such failure could reasonably be expected to result in a material adverse effect on BLX, or if BLX failed to maintain certain financing programs for the sale or long-term funding of BLX’s loans. In June 2007, BLX received waivers until September 30, 2007, from its lenders with respect to (i) non-compliance with certain facility covenants and (ii) the requirement for BLX to maintain certain financing programs for SBA loans. The waivers regarding financing programs for SBA loans provide that BLX may retain unguaranteed portions of SBA loans on its balance sheet until September 30, 2007. In addition, BLX previously received waivers from its lenders with respect to certain other covenants to permit BLX to comply with its obligations under its agreement with the SBA. BLX’s agreement with the SBA has reduced BLX’s liquidity due to the working capital required to comply with the agreement. BLX is in negotiations with its lenders to amend the credit facility covenants, but there can be no assurance that such negotiations will be successful. If the credit facility lenders do not agree to amend the covenants or to waive compliance with the covenants at subsequent quarter ends, BLX would be in default under the credit facility.
      The current market conditions for small business loans remain very competitive, and as a result, BLX continues to experience high loan prepayments in its securitized loan portfolio. This competitive environment combined with BLX’s liquidity constraints has restrained BLX’s ability to grow its loan origination volume. Due to the changes in BLX’s operations, the status of its current financing facilities and the effect of BLX’s current regulatory issues, ongoing investigations and litigation, the Company is in the process of working with BLX with respect to various potential strategic alternatives including, but not limited to, recapitalization, restructuring, joint venture or sale or divestiture of BLX or some or all of its assets. The ultimate resolution of these matters could have a material adverse impact on BLX’s financial condition, and, as a result, our financial results could be negatively affected.
      On or about January 16, 2007, BLX and Business Loan Center LLC (BLC) became aware of a lawsuit titled, United States, ex rel James R. Brickman and Greenlight Capital, Inc. v. Business Loan Express LLC f/k/a Business Loan Express, Inc.; Business Loan Center LLC f/k/a Business Loan Center, Inc.; Robert Tannenhauser; Matthew McGee; and George Harrigan, 05-CV-3147 (JEC), that is pending in the United States District Court for the Northern District of Georgia. The complaint includes allegations arising under the False Claims Act and relating to alleged fraud in connection with SBA guarantees on shrimp vessel loans made by BLX and BLC. On April 9, 2007, BLX, BLC and the other defendants filed motions to dismiss the complaint in its entirety. The motions are pending.
      At December 31, 2006, the Company held all of BLX’s Class A and Class B equity interests, and 94.9% of the Class C equity interests. At June 30, 2007, the Company held 97.0% of the Class A equity interests, all of the Class B equity interests and 94.9% of the Class C equity interests. BLX has an equity appreciation rights plan for management that may dilute the value available to the Class C equity interest holders. As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
fiscal year due to temporary and permanent differences in the recognition of income and expenses. BLX’s taxable income is first allocated to the Class A equity interests to the extent that guaranteed dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and C equity interests.
      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company in 2003, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a RIC, the Company will be subject to special built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. At the date of BLX’s reorganization, the Company estimated that its future tax liability resulting from the built-in gains may total up to a maximum of $40 million. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains. While the Company has no obligation to pay the built-in gains tax until these assets or its interests in BLX are disposed of in the future, it may be necessary to record a liability for these taxes, if any, in the future should the Company intend to sell the assets of or its interests in BLX within the 10-year period. At June 30, 2007, and December 31, 2006, the Company considered the impact on the fair value of its investment in BLX due to BLX’s tax attributes as an LLC and has also considered the impact on the fair value of its investment due to estimated built-in gain taxes, if any, in determining the fair value of its investment in BLX.
      Advantage Sales and Marketing, Inc. In June 2004, the Company completed the purchase of a majority voting ownership in Advantage, which was subject to dilution by a management option pool. Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.
      On March 29, 2006, the Company sold its majority equity interest in Advantage. The Company was repaid its $184 million in subordinated debt outstanding and realized a gain at closing on its equity investment sold of $433.1 million, subject to post-closing adjustments. Subsequent to closing on this sale, the Company realized additional gains in 2006 resulting from post-closing adjustments totaling $1.3 million. The Company’s realized gain was $434.4 million for the year ended December 31, 2006, subject to post-closing adjustments and excluding any earn-out amounts. In addition, the Company is entitled to receive additional consideration through an earn-out payment based on Advantage’s 2006 audited results. The earn-out payment totaled $3.1 million, subject to potential post-determination adjustments, and was recorded as a realized gain in the second quarter of 2007.
      As consideration for the common stock sold in the transaction, the Company received a $150 million subordinated note, with the balance of the consideration paid in cash. In addition, a portion of the Company’s cash proceeds from the sale of the common stock were placed in escrow, subject to certain holdback provisions. At June 30, 2007, the amount of the escrow included in other assets in the accompanying consolidated balance sheet was approximately $24 million.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Total interest and related portfolio income earned from the Company’s investment in Advantage while the Company held a majority equity interest for the six months ended June 30, 2006, was $14.1 million. Net change in unrealized appreciation or depreciation for the six months ended June 30, 2006, included the reversal of $389.7 million of previously recorded unrealized appreciation associated with the realization of a gain on the sale of the Company’s majority equity interest in Advantage in the first quarter of 2006.
      In connection with the sale transaction, the Company retained an equity investment in the business valued at $15 million at closing as a minority shareholder. During the fourth quarter of 2006, Advantage made a distribution on this minority equity investment, which reduced the Company’s cost basis to zero and resulted in a realized gain of $4.8 million.
      The Company’s investment in Advantage, which was composed of subordinated debt and a minority equity interest, totaled $153.2 million at cost and $164.2 million at value at June 30, 2007, and $151.6 million at cost and $162.6 million at value at December 31, 2006. This investment was included in companies 5% to 25% owned in the consolidated financial statements as the Company continues to hold a seat on Advantage’s board of directors.
      Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). At June 30, 2007, and December 31, 2006, the Company owned bonds and preferred shares/income notes in CLOs and a CDO as follows:

	2007			2006

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Bonds(2):
Callidus Debt Partners CDO Fund I, Ltd.	$28.4	$28.5	14.3%	$28.4	$28.4	14.3%
Callidus MAPS CLO Fund I LLC	17.0	17.1	10.9%	17.0	17.2	10.9%

Total bonds	45.4	45.6	13.0%	45.4	45.6	13.0%
Preferred Shares/ Income Notes(3):
Callidus Debt Partners CLO Fund III, Ltd.	22.2	23.0	15.1%	23.3	23.0	12.7%
Callidus Debt Partners CLO Fund IV, Ltd.	12.5	12.1	13.0%	13.0	13.0	13.8%
Callidus Debt Partners CLO Fund V, Ltd.	14.1	14.1	15.8%	13.8	13.8	15.8%
Callidus MAPS CLO Fund I LLC	50.5	44.7	11.6%	51.0	47.4	15.9%
Callidus MAPS CLO Fund II, Ltd.	17.4	17.4	14.8%	—	—	—

Total preferred shares/ income notes	116.7	111.3	13.5%	101.1	97.2	14.8%

Total	$162.1	$156.9		$146.5	$142.8

(1)	The yield on these securities is included in interest and dividend income in the accompanying statement of operations.

(2)	These securities are included in private finance subordinated debt.

(3)	These securities are included in private finance equity securities.
     The initial yields on the CLO and CDO preferred shares and income notes are based on the estimated future cash flows from the underlying collateral assets expected to be paid to these CLO and CDO classes. As each CLO and CDO preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets, and the respective yield is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      The bonds, preferred shares and income notes of the CLOs and CDO in which the Company has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO is generally allocated first to the senior bonds in order of priority, then any remaining cash flow is generally distributed to the preferred shareholders and income note holders. To the extent there are defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes.
      At June 30, 2007, and December 31, 2006, the face value of the CLO and CDO bonds held by the Company were subordinate to approximately 82% to 84% and 82% to 85%, respectively, of the face value of the securities issued in these CLOs and CDO. At both June 30, 2007, and December 31, 2006, the face value of the CLO preferred shares/income notes held by the Company were subordinate to approximately 86% to 92% of the face value of the securities issued in these CLOs.
      At June 30, 2007, and December 31, 2006, the underlying collateral assets of these CLO and CDO investments, consisting primarily of senior debt, were issued by 495 issuers and 465 issuers, respectively, and had balances as follows:

	2007	2006
($ in millions)
Bonds	$268.0	$245.4
Syndicated loans	2,136.4	1,769.9
Cash(1)	33.3	59.5

Total underlying collateral assets	$2,437.7	$2,074.8

(1)	Includes undrawn liability amounts.
     At June 30, 2007, there were no delinquencies in the underlying collateral assets of the CLO and CDO issuances owned by the Company. At December 31, 2006, there was one defaulted obligor in the underlying collateral assets of Callidus MAPS CLO Fund I LLC. There were no other delinquencies in the underlying collateral assets in the other CLO and CDO issuances owned by the Company. At December 31, 2006, the total face value of defaulted obligations was $9.6 million, or approximately 0.5% of the total underlying collateral assets.
      Allied Capital Senior Debt Fund, L.P. The Company is a special limited partner in the Allied Capital Senior Debt Fund, L.P. (the Fund), a fund that generally invests in senior, unitranche and second lien debt. The Company has committed $31.8 million to the Fund, which is a portfolio company, of which $19.1 million has been funded. At June 30, 2007, the Company’s investment in the Fund totaled $19.1 million at cost and $19.3 million at value. The Fund has closed on $125 million in equity capital commitments. As a special limited partner, the Company expects to earn an incentive allocation of 20% of the annual net income of the Fund, subject to certain performance benchmarks. The value of the Company’s investment in the Fund is based on the net asset value of the Fund, which reflects the capital invested plus its allocation of the net earnings of the Fund, including the incentive allocation.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      AC Corp is the investment manager to the Fund. Callidus Capital Corporation, a portfolio investment controlled by the Company, acts as special manager to the Fund. An affiliate of the Company is the general partner of the Fund, and AC Corp serves as collateral manager to a warehouse financing vehicle associated with the Fund. AC Corp will earn a management fee of up to 2% of the net asset value of the Fund and will pay Callidus 25% of that management fee to compensate Callidus for its role as special manager.
      In connection with the Fund’s formation in June 2007, the Company sold an initial portfolio of approximately $183 million of seasoned assets with a weighted average yield of 10.3% to a warehouse financing vehicle associated with the Fund. The Company may sell additional loans to the Fund or the warehouse financing vehicle.
      Loans and Debt Securities on Non-Accrual Status. At June 30, 2007, and December 31, 2006, private finance loans and debt securities at value not accruing interest were as follows:

	2007	2006
($ in millions)
Loans and debt securities in workout status
Companies more than 25% owned	$20.4	$51.1
Companies 5% to 25% owned	27.5	4.0
Companies less than 5% owned	22.7	31.6
Loans and debt securities not in workout status
Companies more than 25% owned	171.0	87.1
Companies 5% to 25% owned	18.3	7.2
Companies less than 5% owned	19.1	38.9

Total	$279.0	$219.9

      Industry and Geographic Compositions. The industry and geographic compositions of the private finance portfolio at value at June 30, 2007, and December 31, 2006, were as follows:

	2007	2006

Industry
Business services	39%	39%
Consumer products	23	20
Financial services	12	9
Industrial products	10	9
Retail	4	6
CDO/CLO funds(1)	4	3
Consumer services	3	6
Healthcare services	1	3
Energy services	1	2
Other	3	3

Total	100%	100%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued

	2007	2006

Geographic Region(2)
Mid-Atlantic	36%	31%
Midwest	30	30
Southeast	17	18
West	15	17
Northeast	2	4

Total	100%	100%

(1)	These funds invest in senior debt representing a variety of industries and are managed by Callidus Capital, a portfolio company of Allied Capital.

(2)	The geographic region for the private finance portfolio depicts the location of the headquarters for the Company’s portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

Commercial Real Estate Finance
      At June 30, 2007, and December 31, 2006, the commercial real estate finance portfolio consisted of the following:

	2007			2006

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Commercial mortgage loans	$69.3	$68.7	6.6%	$72.6	$71.9	7.5%
Real estate owned	15.7	20.4		15.7	19.6
Equity interests	15.8	33.7		15.2	26.7

Total	$100.8	$122.8		$103.5	$118.2

(1)	The weighted average yield on the commercial mortgage loans is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.
     Commercial Mortgage Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At June 30, 2007, and December 31, 2006, approximately 90% and 96%, respectively, of the Company’s commercial mortgage loan portfolio was composed of fixed rate loans and approximately 10% and 4%, respectively, was composed of adjustable rate loans. At June 30, 2007, and December 31, 2006, loans with a value of $19.1 million and $18.9 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.
      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at June 30, 2007, and December 31, 2006, were as follows:

	2007	2006

Property Type
Hospitality	47%	45%
Office	21	20
Retail	17	19
Recreation	13	1
Housing	—	13
Other	2	2

Total	100%	100%

Geographic Region
Mid-Atlantic	36%	35%
Southeast	34	36
Midwest	23	21
Northeast	7	8
West	—	—

Total	100%	100%

Note 4. Debt
      At June 30, 2007, and December 31, 2006, the Company had the following debt:

	2007			2006

			Annual			Annual
	Facility	Amount	Interest	Facility	Amount	Interest
	Amount	Drawn	Cost(1)	Amount	Drawn	Cost(1)
($ in millions)
Notes payable and debentures:
Privately issued unsecured notes payable	$1,041.8	$1,041.8	6.1%	$1,041.4	$1,041.4	6.1%
Publicly issued unsecured notes payable	880.0	880.0	6.7%	650.0	650.0	6.6%

Total notes payable and debentures	1,921.8	1,921.8	6.4%	1,691.4	1,691.4	6.3%
Revolving line of credit(4)	922.5	—	—% (2)	922.5	207.7	6.4% (2)

Total debt	$2,844.3	$1,921.8	6.6% (3)	$2,613.9	$1,899.1	6.5% (3)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees, other facility fees and amortization of debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	There were no amounts drawn on the revolving line of credit at June 30, 2007. The annual interest cost at December 31, 2006, reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs of $3.8 million and $3.9 million at June 30, 2007, and December 31, 2006, respectively.

(3)	The annual interest cost for total debt includes the annual cost of commitment fees, other facility fees and amortization of debt financing costs on the revolving line of credit regardless of the amount outstanding on the facility as of the balance sheet date.

(4)	At June 30, 2007, $886.0 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $36.5 million issued under the credit facility.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
  Notes Payable and Debentures
      Privately Issued Unsecured Notes Payable. The Company has privately issued unsecured long-term notes to institutional investors. The notes have five- or seven-year maturities and have fixed rates of interest. The notes require payment of interest only semi-annually, and all principal is due upon maturity. At June 30, 2007, the notes had maturities from May 2008 to May 2013. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreements.
      The Company also has privately issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as the Company’s other unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, the Company entered into a cross currency swap with a financial institution which fixed the Company’s interest and principal payments in U.S. dollars for the life of the debt.
      Publicly Issued Unsecured Notes Payable. At June 30, 2007, the Company had outstanding publicly issued unsecured notes as follows:

	Amount	Maturity Date
($ in millions)
6.625% Notes due 2011	$400.0	July 15, 2011
6.000% Notes due 2012	250.0	April 1, 2012
6.875% Notes due 2047	230.0	April 15, 2047

Total	$880.0

      The 6.625% Notes due 2011 and the 6.000% Notes due 2012 require payment of interest only semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.
      On March 28, 2007, the Company completed the issuance of $200.0 million of 6.875% Notes due 2047 for net proceeds of $193.0 million. In April 2007, the Company issued additional notes, through an over-allotment option, totaling $30.0 million for net proceeds of $29.1 million. Net proceeds are net of underwriting discounts and estimated offering expenses.
      The 6.875% Notes due 2047 require payment of interest only quarterly, and all principal is due upon maturity. The Company may redeem these notes in whole or in part at any time or from time to time on or after April 15, 2012, at par and upon the occurrence of certain tax events as stipulated in the notes.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
      Scheduled Maturities. Scheduled future maturities of notes payable at June 30, 2007, were as follows:

Year	Amount Maturing

($ in millions)
2007	$—
2008	153.0
2009	269.3
2010	408.0
2011	472.5
Thereafter	619.0

Total	$1,921.8

Revolving Line of Credit
      At June 30, 2007, and December 31, 2006, the Company had an unsecured revolving line of credit with a committed amount of $922.5 million that expires on September 30, 2008. At the Company’s option, borrowings under the revolving line of credit generally bear interest at a rate equal to (i) LIBOR (for the period the Company selects) plus 1.05% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America, N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount (whether used or unused). The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.
      The annual cost of commitment fees, other facility fees and amortization of debt financing costs was $3.8 million and $3.9 million at June 30, 2007, and December 31, 2006, respectively.
      The revolving credit facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 16.66% of the committed facility or $153.7 million. The letter of credit fee is 1.05% per annum on letters of credit issued, which is payable quarterly.
      The average debt outstanding on the revolving line of credit was $93.5 million and $201.7 million, respectively, for the six months ended June 30, 2007 and 2006. The maximum amount borrowed under this facility and the weighted average stated interest rate for the six months ended June 30, 2007 and 2006, were $225.5 million and 6.4%, respectively, and $540.3 million and 6.0%, respectively. At June 30, 2007, the amount available under the revolving line of credit was $886.0 million, net of amounts committed for standby letters of credit of $36.5 million issued under the credit facility.

Covenant Compliance
      The Company has various financial and operating covenants required by the privately issued unsecured notes payable and the revolving line of credit outstanding at June 30, 2007, and December 31, 2006. These covenants require the Company to maintain certain financial ratios,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
including debt to equity and interest coverage, and a minimum net worth. These credit facilities provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, failure to pay judgments, attachment of the Company’s assets, change of control and the issuance of an order of dissolution. Certain of these events of default are subject to notice and cure periods or materiality thresholds. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of June 30, 2007, and December 31, 2006, the Company was in compliance with these covenants.
      The Company has certain financial and operating covenants that are required by the publicly issued unsecured notes payable, including that the Company will maintain a minimum ratio of 200% of total assets to total borrowings, as required by the Investment Company Act of 1940, as amended, while these notes are outstanding. As of June 30, 2007, and December 31, 2006, the Company was in compliance with these covenants.
Note 5. Guarantees and Commitments
      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of June 30, 2007, and December 31, 2006, the Company had issued guarantees of debt, rental obligations, and lease obligations aggregating $220.9 million and $202.1 million, respectively, and had extended standby letters of credit aggregating $36.5 million and $41.0 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments was $257.4 million and $243.1 million at June 30, 2007, and December 31, 2006, respectively.
      As of June 30, 2007, the guarantees and standby letters of credit expired as follows:

	Total	2007	2008	2009	2010	2011	After 2011
(in millions)
Guarantees	$220.9	$3.3	$3.0	$208.3	$—	$4.4	$1.9
Standby letters of credit(1)	36.5	3.9	32.6	—	—	—	—

Total(2)	$257.4	$7.2	$35.6	$208.3	$—	$4.4	$1.9

(1)	Standby letters of credit are issued under the Company’s revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, it is assumed that the standby letters of credit will expire contemporaneously with the expiration of the Company’s line of credit in September 2008.

(2)	The Company’s most significant commitments relate to its investment in Business Loan Express, LLC (BLX), which commitments totaled $228.8 million at June 30, 2007. At June 30, 2007, the Company guaranteed 50% of the outstanding total obligations on BLX’s revolving line of credit, which expires in March 2009, for a total guaranteed amount of $205.8 million and had also provided four standby letters of credit totaling $20.0 million in connection with four term securitizations completed by BLX. In addition, the Company has agreed to purchase the $3.0 million of Class A equity interests purchased by the chief executive officer of BLX at fair value in the event that BLX amends or otherwise restructures its existing senior credit facility or he is terminated for any reason. See Note 3.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 5. Guarantees and Commitments, continued
     In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify or guaranty certain minimum fees to such parties under certain circumstances.
      At June 30, 2007, the Company had outstanding commitments to fund investments totaling $450.2 million, including $406.4 million related to private finance investments and $43.8 related to commercial real estate finance investments.
Note 6. Shareholders’ Equity
      Sales of common stock for the six months ended June 30, 2007 and 2006, were as follows:

	2007	2006
(in millions)
Number of common shares	3,325	3,000

Gross proceeds	$97,256	$87,750
Less costs, including underwriting fees	(3,472)	(4,780)

Net proceeds	$93,784	$82,970

      The Company issued 0.5 million and 0.4 million shares of common stock upon the exercise of stock options during the six months ended June 30, 2007 and 2006, respectively. In addition, in July 2007, the Company issued 1.7 million unregistered shares of common stock upon the cancellation of stock options pursuant to a tender offer which expired on July 18, 2007. See Note 9.
      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date. For the six months ended June 30, 2007 and 2006, the Company issued new shares in order to satisfy dividend reinvestment requests. Dividend reinvestment plan activity for the six months ended June 30, 2007 and 2006, was as follows:

	For the Six
	Months Ended
	June 30,

	2007	2006
(in millions, except per share amounts)
Shares issued	0.3	0.2
Average price per share	$30.23	$29.63

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 7. Earnings Per Common Share
      Earnings per common share for the three and six months ended June 30, 2007 and 2006, were as follows:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2007	2006	2007	2006
(in millions, except per share amounts)
Net increase in net assets resulting from operations	$89.2	$33.7	$222.2	$133.3

Weighted average common shares outstanding — basic	152.4	140.0	150.9	139.4
Dilutive options outstanding	3.7	3.2	3.5	3.1

Weighted average common shares outstanding — diluted	156.1	143.2	154.4	142.5

Basic earnings per common share	$0.59	$0.24	$1.47	$0.96

Diluted earnings per common share	$0.57	$0.24	$1.44	$0.94

Note 8. Employee Compensation Plans
      The Company has deferred compensation plans. Amounts deferred by participants under the deferred compensation plans are funded to a trust, which is managed by a third-party trustee. The accounts of the deferred compensation trust are consolidated with the Company’s accounts. The assets of the trust are classified as other assets and the liability to the plan participants is included in other liabilities in the accompanying financial statements. The deferred compensation plan accounts at June 30, 2007, and December 31, 2006, totaled $21.2 million and $18.6 million, respectively.
      The Company has an Individual Performance Award (“IPA”), which was established as a long-term incentive compensation program for certain officers. In conjunction with the program, the Board of Directors has approved non-qualified deferred compensation plans (“DCP II”), which are managed through a trust by a third-party trustee. The administrator of the DCP II is the Compensation Committee of the Company’s Board of Directors (“DCP II Administrator”).
      The IPA is generally determined annually at the beginning of each year but may be adjusted throughout the year. The IPA is deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors designed the DCP II to require the trustee to use the cash to purchase shares of the Company’s common stock in the open market. During both the six months ended June 30, 2007 and 2006, 0.2 million shares were purchased in the DCP II.
      All amounts deposited and then credited to a participant’s account in the trust, based on the amount of the IPA received by such participant, are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the DCP II are immediately vested and generally non-forfeitable once deposited by the Company into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. Upon the participant’s termination of employment, one-third of the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
participant’s account will be immediately distributed in accordance with the plan, one-half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. Distributions are subject to the participant’s adherence to certain non-solicitation requirements. All DCP II accounts will be distributed in a single lump sum in the event of a change of control of the Company. To the extent that a participant has an employment agreement, such participant’s DCP II account will be fully distributed in the event that such participant’s employment is terminated for good reason as defined under that participant’s employment agreement. Sixty days following a distributable event, the Company and each participant may, at the discretion of the Company, and subject to the Company’s trading window during that time, redirect the participant’s account to other investment options.
      During any period of time in which a participant has an account in the DCP II, any dividends declared and paid on shares of the Company’s common stock allocated to the participant’s account shall be reinvested in shares of the Company’s common stock.
      The IPA amounts are contributed into the DCP II trust and invested in the Company’s common stock. The accounts of the DCP II are consolidated with the Company’s accounts. The common stock is classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represents the amount owed to the employees, is included in other liabilities. Changes in the value of the Company’s common stock held in the deferred compensation trust are not recognized. However, the liability is marked to market with a corresponding charge or credit to employee compensation expense. At June 30, 2007, and December 31, 2006, common stock held in DCP II was $34.4 million and $28.3 million, respectively, and the IPA liability was $38.6 million and $33.9 million, respectively. At June 30, 2007, and December 31, 2006, the DCP II held 1.2 million shares and 1.0 million shares, respectively, of the Company’s common stock.
      The IPA expense for the three and six months ended June 30, 2007 and 2006, was as follows:

	For the Three		For the Six
	Months Ended		Months Ended
	June 30,		June 30,

	2007	2006	2007	2006
($ in millions)
IPA contributions	$2.4	$2.1	$4.9	$3.8
IPA mark to market expense (benefit)	2.4	(1.5)	(1.6)	(0.6)

Total IPA expense (benefit)	$4.8	$0.6	$3.3	$3.2

      The Company also has an individual performance bonus (“IPB”), which is distributed in cash to award recipients equally throughout the year (beginning in February of each year) as long as the recipient remains employed by the Company. If a recipient terminates employment during the year, any remaining cash payments under the IPB would be forfeited. For the three months ended June 30, 2007 and 2006, the IPB expense was $2.6 million and $2.2 million, respectively. For the six months ended June 30, 2007 and 2006, the IPB expense was $4.6 million and $3.6 million, respectively. The IPA and IPB expenses are included in employee expenses.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan
      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over up to a three year period. Options granted to non-officer directors vest on the grant date.
      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.
      At December 31, 2006, there were 32.2 million shares authorized under the Option Plan. On May 15, 2007, the Company’s stockholders voted to increase the number of shares of common stock authorized for issuance to 37.2 million shares. At June 30, 2007, and December 31, 2006, the number of shares available to be granted under the Option Plan was 0.7 million and 1.6 million, respectively.
      Information with respect to options granted, exercised and forfeited under the Option Plan for the six months ended June 30, 2007, was as follows:

		Weighted	Weighted
		Average	Average	Aggregate
		Exercise	Contractual	Intrinsic
		Price Per	Remaining	Value at
	Shares	Share	Term (Years)	June 30, 2007(1)

(in millions, except per share amounts)
Options outstanding at January 1, 2007	23.2	$24.92
Granted	6.4	$29.58
Exercised	(0.5)	$25.02
Forfeited	(0.5)	$28.94

Options outstanding at June 30, 2007	28.6	$25.89	5.97	$145.2

Exercisable at June 30, 2007(2)	22.0	$24.95	5.61	$132.5

Exercisable and expected to be exercisable at June 30, 2007(3)	28.1	$25.83	5.94	$144.2

(1)	Represents the difference between the market value of the options at June 30, 2007, and the cost for the option holders to exercise the options.
(2)	Represents vested options.
(3)	The amount of options expected to be exercisable at June 30, 2007, is calculated based on an estimate of expected forfeitures without consideration of the Company’s tender offer completed in July 2007 discussed below.
     During the six months ended June 30, 2006, 1.5 million options were granted, 0.4 million options were exercised and 0.3 million options were forfeited.
      The fair value of the shares vested during the six months ended June 30, 2007 and 2006, was $21.4 million and $16.1 million, respectively. The total intrinsic value of the options exercised during the six months ended June 30, 2007 and 2006, was $2.4 million and $2.9 million, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan, continued
      On July 18, 2007, the Company completed a tender offer related to the Company’s offer to all optionees who held vested “in-the-money” stock options as of June 20, 2007, the opportunity to receive an option cancellation payment equal to the “in-the-money” value of the stock options cancelled, which would be paid one-half in cash and one-half in unregistered shares of the Company’s common stock. The Company accepted for cancellation 10.3 million vested options, which in the aggregate had a weighted average exercise price of $21.50. This resulted in a total option cancellation payment of approximately $105.6 million, of which $52.8 million was paid in cash and $52.8 million was paid through the issuance of 1.7 million unregistered shares of the Company’s common stock, determined using the Weighted Average Market Price of $31.75. The Weighted Average Market Price represented the volume weighted average price of the Company’s common stock over the fifteen trading days preceding the first day of the offer period, or June 20, 2007.
      As the consideration paid by the Company for the OCP did not exceed the cancellation date fair value of the options, no expense will be recorded for the transaction in accordance with the guidance in FASB Statement No. 123 (Revised 2004). However, the portion of the OCP paid in cash of $52.8 million will reduce the Company’s paid in capital and will therefore reduce the Company’s net asset value in the third quarter of 2007. For income tax purposes, the Company’s tax deduction resulting from the OCP will be similar to the tax deduction that would have resulted from an exercise of stock options in the market. Any tax deduction for the Company resulting from the OCP or an exercise of stock options in the market is limited by Section 162(m) of the Code for persons subject to Section 162(m).
      Subsequent to the completion of the tender offer and the cancellation of the 10.3 million vested options, there were 11.0 million shares available to be granted under the Option Plan and 18.3 million options outstanding, with a weighted average exercise price of $28.36 per share and a weighted average contractual remaining term of 7.01 years.
Note 10. Dividends and Distributions and Taxes
      The Company’s Board of Directors declared and the Company paid a dividend of $0.63 and $0.64 per common share for the first and second quarters of 2007, respectively, and $0.59 and $0.60 per common share for the first and second quarters of 2006, respectively. These dividends totaled $193.4 million and $166.6 million for the six months ended June 30, 2007 and 2006, respectively. The Company declared an extra cash dividend of $0.05 per share during 2006 and this was paid to shareholders on January 19, 2007. The Company declared an extra cash dividend of $0.03 per share during 2005, which was paid to shareholders on January 27, 2006.
      The Company’s Board of Directors also declared a dividend of $0.65 per common share for each of the third and fourth quarters of 2007.
      At December 31, 2006, the Company had estimated excess taxable income of $397.1 million available for distribution to shareholders in 2007. Estimated excess taxable income for 2006 represents approximately $120.6 million of ordinary income and approximately $276.5 million of net long-term capital gains. The excess taxable income for 2006 is an estimate and will not be finally determined until the Company files its 2006 tax return in September 2007.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
      Dividends paid in 2007 will first be paid out of the excess taxable income carried over from 2006. For the first and second quarters of 2007, the Company paid dividends of $193.4 million. The remainder of 2006 estimated excess taxable income to be distributed during the second half of 2007 is approximately $203.7 million. In accordance with regulated investment company distribution rules, the Company must declare current year dividends to be paid from carried over excess taxable income from 2006 before the Company files its 2006 tax return in September 2007, and the Company must pay such dividends by December 31, 2007. To comply with these rules, on July 27, 2007, the Company’s Board of Directors declared a $0.65 per share dividend for both the third and fourth quarters of 2007. The third and fourth quarter dividends will be paid on September 26, 2007, and December 26, 2007, respectively. The Company expects that substantially all of the 2007 dividend payments will be made from excess 2006 taxable earnings.
      Given that substantially all of 2007’s dividend payments will be made from excess taxable income carried over from 2006, the Company currently expects to carry over substantially all of its estimated annual taxable income for 2007 for distribution to shareholders in 2008. The Company will generally be required to pay a nondeductible excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income during the year. The Company accrues an excise tax on the estimated excess taxable income earned for the respective periods. For the three and six months ended June 30, 2007, the Company recorded an excise tax of $4.0 million and $7.6 million, respectively. For the three and six months ended June 30, 2006, the Company recorded an excise tax of $3.2 million and $11.6 million, respectively.
      In addition to excess taxable income carried forward, the Company currently estimates that it has cumulative deferred taxable income related to installment sale gains of approximately $220.7 million as of December 31, 2006, which is composed of cumulative deferred taxable income of $39.6 million as of December 31, 2005, and approximately $181.1 million for the year ended December 31, 2006. These gains have been recognized for financial reporting purposes in the respective years they were realized, but are generally deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. The realized gains deferred through installment treatment for 2006 are estimates and will not be finally determined until the Company files its 2006 tax return in September 2007.
      The Company’s undistributed book earnings of $502.2 million as of December 31, 2006, resulted from undistributed ordinary income and long-term capital gains. The difference between undistributed book earnings at the end of the year and taxable income carried over from that year into the next year relates to a variety of timing and permanent differences in the recognition of income and expenses for book and tax purposes.
      The Company’s consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the three months ended June 30, 2007 and 2006, income tax expense was $1.5 million and $0.3 million, respectively, and for the six months ended June 30, 2007 and 2006, income tax benefit was $2.7 million and income tax expense was $0.8 million, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 11. Supplemental Disclosure of Cash Flow Information
      The Company paid interest of $61.9 million and $46.0 million, respectively, for the six months ended June 30, 2007 and 2006.
      For the six months ended June 30, 2007 and 2006, principal collections related to investment repayments or sales included the collection of discounts previously amortized into interest income and added to the cost basis of a loan or debt security totaling $0.9 million and $0.2 million, respectively.
      Non-cash operating activities for the six months ended June 30, 2007 and 2006, totaled $29.0 million and $262.2 million, respectively. Non-cash operating activities for the six months ended June 30, 2006, included a note received as consideration from the sale of the Company’s equity investment in Advantage of $150.0 million and a note received as consideration from the sale of the Company’s equity investment in STS Operating, Inc. of $30.0 million.
      Non-cash financing activities included the issuance of common stock in lieu of cash distributions totaling $8.3 million and $7.2 million, for the six months ended June 30, 2007 and 2006, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 12. Financial Highlights

	At and for the		At and for the
	Six Months Ended		Year Ended
	June 30,		December 31,

	2007(1)	2006	2006

Per Common Share Data
Net asset value, beginning of period	$19.12	$19.17	$19.17

Net investment income(2)	0.42	0.64	1.30
Net realized gains(2)(3)	0.66	3.74	3.66

Net investment income plus net realized gains(2)	1.08	4.38	4.96
Net change in unrealized appreciation or depreciation(2)(3)	0.36	(3.44)	(3.28)

Net increase in net assets resulting from operations (2)	1.44	0.94	1.68

Net decrease in net assets from shareholder distributions	(1.27)	(1.19)	(2.47)
Net increase in net assets from capital share transactions(2)	0.30	0.25	0.74

Net asset value, end of period	$19.59	$19.17	$19.12

Market value, end of period	$30.96	$28.77	$32.68
Total return(4)	(1.2)%	1.9%	20.6%
Ratios and Supplemental Data ($ and shares in thousands, except per share amounts)
Ending net assets	$2,991.1	$2,690.0	$2,841.2
Common shares outstanding at end of period	152.7	140.3	148.6
Diluted weighted average common shares outstanding	154.4	142.5	145.6
Employee, employee stock option and administrative expenses/average net assets(5)	3.11%	2.66%	5.38%
Total operating expenses/average net assets(5)	5.31%	4.39%	9.05%
Net investment income/average net assets(5)	2.20%	3.41%	6.90%
Net increase in net assets resulting from operations/average net assets(5)	7.57%	4.97%	8.94%
Portfolio turnover rate(5)	14.68%	21.20%	27.05%
Average debt outstanding	$1,904.4	$1,395.8	$1,491.0
Average debt per share(2)	$12.33	$9.80	$10.24

(1)	The results for the six months ended June 30, 2007, are not necessarily indicative of the operating results to be expected for the full year.

(2)	Based on diluted weighted average number of common shares outstanding for the period.

(3)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.

(4)	Total return assumes the reinvestment of all dividends paid for the periods presented.

(5)	The ratios for the six months ended June 30, 2007 and 2006, do not represent annualized results.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 13. Litigation
      On June 23, 2004, the Company was notified by the SEC that the SEC was conducting an informal investigation of the Company. The investigation related to the valuation of securities in the Company’s private finance portfolio and other matters. On June 20, 2007, the Company announced that it has entered into a settlement with the SEC that resolves the SEC’s informal investigation. As part of the settlement and without admitting or denying the SEC’s allegations, the Company agreed to the entry of an administrative order. In the order the SEC alleged that, between June 30, 2001, and March 31, 2003, the Company did not maintain books, records and accounts which, in reasonable detail, supported or accurately and fairly reflected valuations of certain securities in the Company’s private finance portfolio and, as a result, did not meet certain recordkeeping and internal controls provisions of the federal securities laws. In the administrative order, the SEC ordered the Company to continue to maintain certain of its current valuation-related controls. Specifically, for a period of two years, the Company has undertaken to: (1) continue to employ a Chief Valuation Officer, or a similarly structured officer-level employee, to oversee its quarterly valuation processes; and (2) continue to employ third-party valuation consultants to assist in its quarterly valuation processes.
      On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC in connection with a criminal investigation relating to matters similar to those investigated by the SEC. The Company produced materials in response to the requests from the U.S. Attorney’s office and certain current and former employees were interviewed by the U.S. Attorney’s Office. The Company has voluntarily cooperated with the investigation.
      In late December 2006, the Company received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by the Company or its agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, the Company became aware that an agent of the Company obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while the Company was gathering documents responsive to the subpoena, allegations were made that the Company’s management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. The Company’s management has stated that these allegations are not true. The Company is cooperating fully with the inquiry by the United States Attorney’s office.
      On February 13, 2007, Rena Nadoff filed a shareholder derivative action in the Superior Court of the District of Columbia, captioned Rena Nadoff v. Walton, et al., CA 001060-07, seeking unspecified compensatory and other damages, as well as equitable relief on behalf of Allied Capital Corporation. The complaint was summarily dismissed in July 2007. The complaint alleged breach of fiduciary duty by the Board of Directors arising from internal control failures and mismanagement of Business Loan Express, LLC, an Allied Capital portfolio company.
      On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. Thereafter, the court appointed new lead counsel and approved new lead plaintiffs. On July 30, 2007, plaintiffs served an amended complaint. Plaintiffs claim that, between November 7, 2005, and January 22, 2007, Allied Capital either failed to disclose or misrepresented

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 13. Litigation, continued
information about its portfolio company, Business Loan Express, LLC. Plaintiffs seek unspecified compensatory and other damages, as well as other relief. The Company believes the lawsuit is without merit, and intends to defend the lawsuit vigorously.
      In addition, the Company is party to certain lawsuits in the normal course of business.
      While the outcome of any of the open legal proceedings described above cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

Schedule 12-14
ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of Interest or
		Dividends
PRIVATE FINANCE				December 31,
Portfolio Company		Credited		2006	Gross	Gross	June 30, 2007
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Companies More Than 25% Owned

Alaris Consulting, LLC	Senior Loan(5)			$—	$572	$(572)	$—
(Business Services)	Equity Interests			—	1,025	(1,025)	—

AllBridge Financial, LLC	Equity Interests			—	800	—	800
(Financial Services)

Allied Capital Senior Debt Fund, L.P.	Equity Interests			—	19,252	—	19,252
(Private Debt Fund)

Avborne, Inc.	Preferred Stock			918	54	(45)	927
(Business Services)	Common Stock			—	—	—	—

Avborne Heavy Maintenance, Inc.	Preferred Stock			—	—	—	—
(Business Services)	Common Stock			—	—	—	—

Border Foods, Inc.	Preferred Stock			—	—	—	—
(Consumer Products)	Common Stock			—	—	—	—

Business Loan Express, LLC	Class A Equity
(Financial Services)	Interests(5)			66,622	29,200	—	95,822
	Class B Equity Interests			79,139	—	(9,116)	70,023
	Class C Equity Interests			64,976	—	(10,028)	54,948

Calder Capital Partners, LLC	Senior Loan(5)		$49	975	1,026	(49)	1,952
(Financial Services)	Equity Interests			2,076	78	(1,616)	538

Callidus Capital Corporation	Senior Loan	$40		—	2,100	(1,400)	700
(Financial Services)	Subordinated Debt	554		5,762	530	—	6,292
	Common Stock			22,550	25,791	—	48,341

Coverall North America, Inc.	Unitranche Debt	2,156		36,333	18	(1,446)	34,905
(Business Services)	Subordinated Debt	456		5,972	4	—	5,976
	Common Stock			19,619	2,891	—	22,510

CR Holding, Inc.	Subordinated Debt	3,361		39,401	698	—	40,099
(Consumer Products)	Common Stock			25,738	12,784	—	38,522

Direct Capital Corporation	Subordinated Debt	1,936		—	36,058	—	36,058
(Financial Services)	Common Stock			—	19,250	(2,084)	17,166

Financial Pacific Company	Subordinated Debt	6,300		71,362	740	—	72,102
(Financial Services)	Preferred Stock			15,942	1,634	—	17,576
	Common Stock			65,186	5,287	—	70,473

ForeSite Towers, LLC	Equity Interests	1,269		12,290	356	(11,733)	913
(Tower Leasing)

Global Communications, LLC	Senior Loan(5)			15,957	—	—	15,957
(Business Services)	Subordinated Debt (5)			11,237	—	(8,016)	3,221
	Preferred Equity
	Interest			—	—	—	—
	Options			—	—	—	—

Gordian Group, Inc.	Senior Loan(5)	(9)		—	172	(172)	—
(Business Services)	Common Stock			—	—	—	—

Healthy Pet Corp.	Senior Loan	1,309		27,038	6,350	(33,388)	—
(Consumer Services)	Subordinated Debt	2,893		43,579	580	(44,159)	—
	Common Stock			28,921	14,897	(43,818)	—

HMT, Inc.	Preferred Stock			2,637	—	(2,637)	—
(Energy Services)	Common Stock			8,664	21,509	(30,173)	—
	Warrants			3,336	8,281	(11,617)	—

Hot Stuff Foods, LLC(7)	Senior Loan	1,969		—	49,670	(220)	49,450
(Consumer Products)	Subordinated Debt	3,647		—	61,294	(13,139)	48,155
	Subordinated Debt (5)			—	8,461	(8,461)	—
	Common Stock			—	—	—	—

Huddle House, Inc.	Senior Loan	426		19,950	—	(19,950)	—
(Retail)	Subordinated Debt	4,447		58,196	668	(178)	58,686
	Common Stock			41,662	1,545	(137)	43,070

Impact Innovations Group, LLC	Equity Interests in
(Business Services)	Affiliate			873	1	(554)	320

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE				December 31,
Portfolio Company		Credited		2006	Gross	Gross	June 30, 2007
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Insight Pharmaceuticals	Subordinated Debt	$2,914		$43,884	$685	$—	$44,569
Corporation	Subordinated Debt (5)			15,966	2,111	(1,620)	16,457
(Consumer Products)	Preferred Stock			7,845	209	(7,845)	209
	Common Stock			—	—	—	—

Jakel, Inc.	Subordinated Debt (5)			6,655	500	(7,155)	—
(Industrial Products)	Preferred Stock			—	—	—	—
	Common Stock			—	—	—	—

Legacy Partners Group, Inc.	Senior Loan (5)			4,843	—	(1,000)	3,843
(Financial Services)	Equity Interests			—	613	(45)	568

Litterer Beteiligungs-GmbH	Subordinated Debt	21		692	14	—	706
(Business Services)	Equity Interest			1,199	1,707	—	2,906

Mercury Air Centers, Inc.	Subordinated Debt	4,063		49,217	1,035	—	50,252
(Business Services)	Common Stock			195,019	74,867	—	269,886

MVL Group, Inc.	Senior Loan	2,120		27,245	3,378	—	30,623
(Business Services)	Subordinated Debt	2,581		35,478	3,886	—	39,364
	Common Stock			—	2,013	—	2,013

Old Orchard Brands, LLC	Senior Loan	347		—	23,500	(23,500)	—
(Consumer Products)	Subordinated Debt	601		—	19,206	—	19,206
	Common Equity			—	18,767	—	18,767

Penn Detroit Diesel Allison, LLC	Subordinated Debt	3,005		37,994	589	—	38,583
(Business Services)	Equity Interests			25,949	3,567	(1,984)	27,532

Powell Plant Farms, Inc.	Senior Loan(5)			26,192	3,950	(17,394)	12,748
(Consumer Products)	Subordinated Debt (5)			962	18,261	(19,223)	—
	Preferred Stock			—	—	—	—
	Warrants			—	—	—	—

Service Champ, Inc.	Subordinated Debt	2,193		27,619	363	—	27,982
(Business Services)	Common Stock			16,786	4,706	(298)	21,194

Staffing Partners Holding
Company, Inc.	Subordinated Debt (5)			486	63	—	549
(Business Services)

Startec Global Communications
Corporation	Senior Loan	689		15,965	—	(4,790)	11,175
(Telecommunications)	Common Stock			11,232	5,877	—	17,109

Sweet Traditions, Inc.	Senior Loan(5)	1,088		35,172	580	—	35,752
(Retail)	Preferred Stock			400	550	—	950
	Common Stock			50	—	—	50

Triview Investments, Inc.	Senior Loan	723		14,747	11	—	14,758
(Broadcasting & Cable/	Subordinated Debt	3,274		56,008	19,108	—	75,116
Business Services/	Subordinated Debt (5)	1,288		4,342	745	—	5,087
Consumer Products)	Common Stock	37		31,322	16,924	(1,184)	47,062

Total companies more than 25% owned		$55,697		$1,490,180			$1,709,770

Companies 5% to 25% Owned

Advantage Sales &
Marketing, Inc.	Subordinated Debt	$9,260		$151,648	$1,583	$—	$153,231
(Business Services)	Equity Interests			11,000	—	—	11,000

Air Medical Group Holdings LLC	Senior Loan	125		1,763	4,239	(4,273)	1,729
(Healthcare Services)	Subordinated Debt	1,931		35,128	55	(35,183)	—
	Equity Interests			5,950	3,250	—	9,200

Alpine ESP Holdings, Inc.	Preferred Stock			602	94	—	696
(Business Services)	Common Stock			—	100	—	100

Amerex Group, LLC	Subordinated Debt	507		8,400	—	—	8,400
(Consumer Products)	Equity Interests			13,823	8,002	(38)	21,787

BB&T Capital
Partners/Windsor
Mezzanine Fund, LLC	Equity Interests			5,554	54	—	5,608
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt	1,792		24,163	314	—	24,477
(Industrial Products)	Common Stock			3,700	—	(100)	3,600

BI Incorporated	Subordinated Debt	2,076		30,135	239	—	30,374
(Business Services)	Common Stock			4,100	2,700	—	6,800

CitiPostal, Inc. and Affiliates	Senior Loan	1,141		20,569	720	(776)	20,513
(Business Services)	Equity Interests			4,700	2,253	(53)	6,900

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE				December 31,
Portfolio Company		Credited		2006	Gross	Gross	June 30, 2007
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Creative Group, Inc.	Subordinated Debt	$480		$13,656	$30	$(2,488)	$11,198
(Business Services)	Warrants			1,387	—	(1,387)	—

Drew Foam Companies, Inc.	Preferred Stock(5)			722	—	(294)	428
(Business Services)	Common Stock			7	—	(7)	—

MedBridge Healthcare, LLC	Senior Loan(5)			7,164	—	—	7,164
(Healthcare Services)	Subordinated Debt (5)			1,813	316	—	2,129
	Convertible
	Subordinated Debt (5)			—	—	—	—
	Equity Interests			—	110	(110)	—

MHF Logistical Solutions,Inc(8)	Subordinated Debt (5)			—	27,518	(10,241)	17,277
(Business Services)	Subordinated Debt (5)			—	—	—	—
	Common Stock			—	—	—	—
	Warrants			—	—	—	—

Multi-Ad Services, Inc.	Unitranche Debt	1,139		19,879	13	(100)	19,792
(Business Services)	Equity Interests			2,000	—	(1,060)	940

Nexcel Synthetics, LLC	Subordinated Debt	610		10,978	199	(11,177)	—
(Consumer Products)	Equity Interests			1,486	269	(1,755)	—

PresAir LLC	Senior Loan(5)		$81	2,206	—	(124)	2,082
(Industrial Products)	Equity Interests			—	5	(5)	—

Progressive International
Corporation	Subordinated Debt	615		7,533	80	—	7,613
(Consumer Products)	Preferred Stock			1,024	44	—	1,068
	Common Stock			2,300	2,000	—	4,300
	Warrants			—	—	—	—

Regency Healthcare Group, LLC	Senior Loan	72		1,232	1	—	1,233
(Healthcare Services)	Unitranche Debt	1,103		19,908	41	(8,000)	11,949
	Equity Interests			1,616	104	—	1,720

SGT India Private Limited	Common Stock			3,346	149	(419)	3,076
(Business Services)

Soteria Imaging Services, LLC	Subordinated Debt	1,169		17,569	1,092	(5,000)	13,661
(Healthcare Services)	Equity Interests			2,541	51	—	2,592

Universal Environmental
Services, LLC	Unitranche Debt(5)	717		10,211	—	(4,201)	6,010
(Business Services)	Equity Interests			—	15	(15)	—

Total companies 5% to 25% owned		$22,737		$449,813			$418,647

This schedule should be read in conjunction with the Company’s consolidated financial statements, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio.

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of June 30, 2007.

(2)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Loan or debt security is on non-accrual status at June 30, 2007, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the period may or may not have been on non-accrual status for the full period.

(6)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

(7)	In the first quarter of 2007, the Company exercised its option to acquire a majority of the voting securities of Hot Stuff Foods, LLC (Hot Stuff) at fair market value. Therefore, Hot Stuff was reclassified to companies more than 25% owned in the first quarter of 2007. At December 31, 2006, the Company’s investment in Hot Stuff was included in the companies less than 5% owned category.

(8)	In the second quarter of 2007, the Company obtained a seat on the board of directors of MHF Logistical Solutions, Inc. (MHF). Therefore, MHF was reclassified to companies 5% to 25% owned in the second quarter of 2007. At December 31, 2006, the Company’s investment in MHF was included in the companies less than 5% owned category.

________________________________________________________________________________

4,000,000 Shares
Common Stock

PROSPECTUS SUPPLEMENT

Merrill Lynch & Co.
March      , 2008